UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01944

Principal Variable Contracts Funds, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA	50392
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, 711 High Street, Des Moines, IA 50392

(Name and address of agent for service)

Registrant’s telephone number, including area code:		515-248-0156
Date of fiscal year end:	December 31, 2016
Date of reporting period:	December 31, 2016

ITEM 1 – REPORT TO STOCKHOLDERS

Principal[SM]

Principal Variable Contracts Funds, Inc.

Annual Report
December 31, 2016

Sign up for eDelivery!

- Get your prospectus, semiannual and annual fund reports by e-mail
- Less clutter, more convenience
- Two easy ways to sign up (some restrictions may apply):
  - **Online**: Go to *principal.com*. Log in, select "My Profile", and sign up under "Subscriptions and E-mail Preferences"
  - **Telephone**: Call us at 1-800-247-9988 if you have a life insurance policy or 1-800-852-4450 if you have an annuity.

Table of Contents

Not FDIC or NCUA insured

May lose value • Not a deposit • No bank or credit union guarantee Not insured by any Federal government agency

Economic & Financial Market Review

The largest story in the global economic landscape was the upset victory of Donald Trump over Hillary Clinton in the 2016 presidential election. Equity markets rallied significantly in the aftermath of the election, while interest rates rose dramatically. The S&P 500 closed at 2,131 the day before the election and 2,239 on December 31, a gain of over 5 percent in six weeks. The U.S. dollar rallied, in lockstep with stocks, gaining 5 percent from pre-election values versus the euro.1 Conversely, bonds had the fourth-worst month in the history of the US Aggregate Index in November in the past 27 years, with the U.S. 10-year note moving from 1.83 percent on November 7 to close the year out at 2.45 percent.2

In terms of economic fundamentals, at the end of the fourth quarter of 2016, the global economy appeared to be in the middle of a mild reflation, with prices picking up in the United States, Europe, and China. At the same time, despite risks from rising populism, confidence was returning on both sides of the Atlantic.

Data in the U.S. was positive, especially consumer and business surveys. The Conference Board’s index reached 2001 levels and Bloomberg consumer comfort had the best year since 2007. The robust job market was part of the reason. Jobless claims stayed below 300,000 for the 95th consecutive week and unemployment rates fell sharply across the country.3 On a three-month average, real spending rose and capital goods orders jumped 0.9 percent. Housing data was mixed, with homebuilder confidence soaring to an 11-year high, but housing starts dropped nearly 19 percent. Mortgage rates hit a yearly high in December, but didn’t curb sales; existing home sales rose 0.7 percent, while new home sales rose 5.2 percent.3 Consumer spending growth rose, investment as well as state and local government spending was up, net exports added 0.85 percentage points, and profits were up for the first time in almost two years.3

Deflation is over in China. Producer prices rose 5.5 percent year-over-year in December, the strongest in five years.4 Industrial profits continued their upward surge in November, up 14.5 percent year-over-year, remarkable compared to the 2.3 percent fall in 2015. Business surveys remained solid.5

Eurozone business surveys continued to rise despite all the political uncertainty. In Italy, consumer confidence rose four points to 111 and manufacturing confidence hit the highest level in a year. Surveys in France, Germany, and Spain also rose.2

In Japan, data was generally decent. Industrial output increased 1.5 percent month-over-month. November real exports and the manufacturing survey were up. The Tankan index increased for the first time since 2015’s second quarter. Inflation is weak; the core consumer price index softened.2

1	Factset
2	Bloomberg
3	St. Louis Fed
4	CNBC
5	CEIC Data

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares, except for Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, and Diversified Income Account which are based on the performance of the Class 2 shares. The performance of other share classes will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

Balanced Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	5.68%	9.30%	4.98%

What contributed to or detracted from Account performance during the fiscal year?

Balanced Account invests primarily in a diversified portfolio of equity securities and bonds. Though the percentages in each category are not fixed, equity securities generally represent 50% to 70% of the Account's assets. The remainder of the Account's assets are invested in bonds and cash. The Account utilizes an asset allocation approach that primarily focuses on asset class allocation (equity versus fixed income) and secondarily for its equity investments, on growth versus value, domestic versus foreign, and market capitalization size. The Account invests in equity securities of small, medium, and large market capitalization companies. The Account actively trades portfolio securities.

Within equities, the international portfolio contributed the most. Fixed income was also a contributor from both an allocation and selection perspective. Across the equity segment, overweight to NVIDIA Corp., JP Morgan Chase & Co., and Sun Trust Banks, Inc. and underweight to Allergan Plc. and Bank of America Corp. contributed. The fixed income portfolio contributed driven mainly by an out-of-index allocation to below investment-grade corporate bonds. In addition, underweight to U.S. Treasury securities and overweight to below investment-grade bonds contributed. Asset allocation and manager performance within the equity space detracted. U.S. large-cap managers were the largest detractors from performance as they make up roughly 50% of the portfolio positioning. Within equities, underweight to Amazon.com, Inc. along with overweight to Tesoro Corp., Valero Energy Corp., and Cardinal Health, Inc. detracted. Issuer selection within below investment-grade corporate bonds coupled with curve positioning, primarily at the two-year point on the curve, detracted from relative performance.

Bond Market Index Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Mellon Capital Management Corporation

Value of a $10,000 Investment* May 15, 2012 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date	1-Year	Since Inception
Class 1 Shares	05/15/2012	2.29%	1.63%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, Bond Market Index uses a sampling approach to invest at least 80% of its net assets, plus any borrowings for investment purposes, in investments designed to replicate the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") at the time of purchase. The Index is composed of investment grade, fixed rate debt issues with maturities of one year or more, including government securities, corporate securities, and asset-backed and mortgage-backed securities (securitized products). Because of the practical difficulties and expense of purchasing all of the securities in the Index, the Account does not purchase all of the securities in the Index. Instead, the Account uses a sampling methodology to purchase securities with generally the same risk and return characteristics of the Index. Under normal circumstances, the Account maintains an average portfolio duration that is in line with the duration of the Index.

Despite the selloff late in the year, the U.S. bond market produced a gain for 2016 as measured by the Bloomberg Barclays Aggregate Bond Index. On a total return basis all market segments were positive. Long maturities outperformed, led by the 10+ year bucket, followed by the 7-10 year maturity bucket. The corporate sector rose on a total return basis, led by long corporates. On a relative basis, excess returns were higher than duration-neutral Treasurys. Corporate spreads narrowed considerably, as the corporate sector outperformed, with the long corporate sector beating duration-neutral Treasurys. Industrials were the best performers in the corporate sector, beating duration-neutral Treasurys. Higher quality bonds underperformed lower quality on both a total return basis and relative to duration-neutral Treasurys. Mortgage-backed securities (MBS) detracted versus duration-neutral Treasurys.

Core Plus Bond Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	12/18/1987	4.09%	3.05%	3.72%
Class 2 Shares	05/01/2015	3.82%	2.79%	3.45%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, Core Plus Bond invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds or other debt securities at the time of purchase. The bonds and other debt securities in which the Account invests include intermediate maturity fixed-income securities, which are rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Services ("S&P") or Baa3 or higher by Moody's Investors Service, Inc. ("Moody's"). The fixed-income securities in which the Account invests include securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including collateralized mortgage obligations); asset-backed securities or mortgage-backed securities representing an interest in a pool of mortgage loans or other assets (securitized products); corporate bonds; and securities issued or guaranteed by foreign governments payable in U.S. dollars. The Account also invests in foreign securities, and up to 20% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

An out-of-index allocation to below investment-grade corporate bonds contributed. Underweight to U.S. Treasury securities and overweight to investment-grade corporate bonds contributed. Security selection primarily within mortgage-backed securities (MBS) and emerging market debt sectors contributed. Security selection within below investment-grade corporate bonds detracted. Curve positioning, primarily at the two-year point on the U.S. Treasury curve, detracted as the curve steepened during the year.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Diversified Balanced Account

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* December 30, 2009 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date	1-Year	5-Year	Since Inception
Class 2 Shares	12/30/2009	6.90%	7.34%	7.20%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, subadvised by Mellon Capital Management). Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 50% of its assets to the equity index funds and approximately 50% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. All five underlying funds generated positive absolute returns, led by results from the SmallCap S&P 600 Index Fund. The International Equity Index Fund generated the lowest return of the underlying funds.

Average Annual Total Returns* as of December 31, 2016
	Inception Date	1-Year	Since Inception
Class 2 Shares	10/31/2013	6.42%	4.75%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Managed Volatility Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, sub-advised by Mellon Capital Management). In addition to attempting to replicate the returns of the index, minus the expense ratio, the LargeCap S&P 500 Managed Volatility Index Account also has an emphasis on managing volatility. Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 50% of its assets to the equity index funds and approximately 50% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. All five underlying funds generated positive absolute returns, led by results from the SmallCap S&P 600 Index Fund. The International Equity Index Fund generated the lowest return of the underlying funds.

Diversified Growth Account

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* December 30, 2009 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date	1-Year	5-Year	Since Inception
Class 2 Shares	12/30/2009	8.14%	8.99%	8.38%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, sub-advised by Mellon Capital Management). Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 65% of its assets to the equity index funds and approximately 35% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. All five underlying funds generated positive absolute returns, led by results from the SmallCap S&P 600 Index Fund. The International Equity Index Fund generated the lowest return of the underlying funds.

Diversified Growth Managed Volatility Account

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* October 31, 2013 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date	1-Year	Since Inception
Class 2 Shares	10/31/2013	7.56%	5.46%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Managed Volatility Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, sub-advised by Mellon Capital Management). In addition to attempting to replicate the returns of the index, minus the expense ratio, the LargeCap S&P 500 Managed Volatility Index Account also has an emphasis on managing volatility. Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 65% of its assets to the equity index funds and approximately 35% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. All five underlying funds generated positive absolute returns, led by results from the SmallCap S&P 600 Index Fund. The International Equity Index Fund generated the lowest return of the underlying funds.

Diversified Income Account

Investment Advisor: Principal Management Corporation

Value of a $10,000 Investment* May 15, 2012 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date	1-Year	Since Inception
Class 2 Shares	05/15/2012	5.56%	5.62%

What contributed to or detracted from Account performance during the fiscal year?

This investment option is constructed using five underlying passive investment options that are attempting to replicate the returns of the index, minus the expense ratios. This investment option allocates its assets among three funds of Principal Funds, Inc. (International Equity Index Fund, MidCap S&P 400 Index Fund and SmallCap S&P 600 Index Fund, all sub-advised by Principal Global Investors) and two Accounts of Principal Variable Contracts Funds, Inc. (LargeCap S&P 500 Index Account, sub-advised by Principal Global Investors, and Bond Market Index Account, sub-advised by Mellon Capital Management). Together, these five investment options are referred to as the "underlying funds." The investment option generally allocates approximately 35% of its assets to the equity index funds and approximately 65% to the Bond Market Index Account. For the year, all five underlying funds performed in line with expectations. All five underlying funds generated positive absolute returns, led by results from the SmallCap S&P 600 Index Fund. The International Equity Index Fund generated the lowest return of the underlying funds.

Diversified International Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/02/1994	0.36%	6.30%	0.82%
Class 2 Shares	01/08/2007	0.11%	6.03%	0.55%

	What contributed to or detracted from Account performance during the fiscal year?

Diversified International invests primarily in foreign equity securities. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Account typically invests in foreign securities of at least 30 countries. Primary consideration is given to securities of corporations of developed areas, such as Japan, Western Europe, Canada, Australia, and New Zealand; however, the Account also invests in emerging market securities. The Account invests in equity securities of small, medium, and large market capitalization companies.

Stock selection in Canada contributed, led by overweight to TransCanada Corporation, a leading energy infrastructure company that benefitted from the approval for the acquisition of Columbia Pipeline Group. Stock selection in the financials sector contributed, driven by an overweight to Toronto-Dominion Bank, one of the big five Canadian banks. Stock selection in the health care sector contributed, driven by an overweight to Actelion Limited, a profitable Swiss biotechnology company with their flagship product Tracleer, an endothelin receptor antagonist, marketed worldwide for the treatment of pulmonary arterial hypertension. Stock selection in the U.K. detracted, led by overweight to Taylor Wimpey plc., a U.K.-based homebuilder with a small presence in Spain. Stock selection in the consumer discretionary sector detracted, driven by overweight to Next Plc., a U.K.-based apparel and home furnishings retailer which underperformed due to management's cautious view of the U.K. consumer. Allocation to Novo Nordisk, a Danish pharmaceutical company specializing in treatments for diabetes and hemophilia, detracted largely due to sales of their established modern insulin product, Levemir, falling short of estimates.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Equity Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	15.72%	12.53%	6.31%
Class 2 Shares	15.43%	12.24%	6.05%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, the Equity Income Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of each purchase. The Account usually invests in equity securities of companies with large market capitalizations. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Value Index. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account also invests in real estate investment trusts and securities of foreign issuers.

Applied Materials was a top contributor as a confluence of factors in its end markets led to record high sales and backlogs. Digital Realty Trust outperformed on top and bottom-line growth due to an accretive acquisition of TelX, which diversified its portfolio by expanding into the colocation and interconnection businesses, and additionally expanded into Europe. Microchip Technology contributed due to improvements in end market demand, and its acquisition of Atmel has proven more accretive than initially thought. Teva Pharmaceutical Industries detracted as generic pricing pressure weighed on top-line growth, raising concern the company overpaid for its acquisition of Allergan's generic business. Kroger detracted as deflation in food prices hampered top-line growth. Roche Holding Ltd detracted due to concerns that biosimilars will threaten revenue growth in the not-too-distant future.

Government & High Quality Bond Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	1.80%	2.09%	4.00%
Class 2 Shares	1.54%	1.85%	3.74%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, the Government & High Quality Bond Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated, at the time of purchase, AAA by Standard & Poor's Ratings Services ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, in the opinion of the Sub-Advisor of comparable quality including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities (securitized products). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays Fixed-Rate MBS Index. The Account also invests in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P, AAA by Fitch, or Aaa by Moody's, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities.

An allocation to agency CMO helped performance. An allocation to non-agency commercial mortgage-backed securities (CMBS) contributed to results. An allocation to Treasurys aided returns. An allocation to agency CMBS hindered performance. An allocation to cash detracted from results. An underweight to and security selection within low coupon Fannie Mae securities hindered results.

Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	5.72%	4.04%	5.46%
Class 2 Shares	5.52%	3.78%	5.22%

	What contributed to or detracted from Account performance during the fiscal year?

Principal Income Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (securitized products) (including collateralized mortgage obligations), up to 35% of which may be in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated, at the time of purchase, Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Ratings Services ("S&P") (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. The Account also invests in foreign securities.

Allocation to high yield aided performance as credit spreads narrowed during the period. Issue selection within and underweight to U.S. Treasurys aided results. Overweight to energy aided performance. Security selection in consumer cyclicals detracted from performance. Security selection in insurance detracted. Exposure to asset-backed securities (ABS) hindered performance.

International Emerging Markets Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	10/24/2000	9.40%	0.81%	0.94%
Class 2 Shares	05/01/2015	9.13%	0.56%	0.71%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, International Emerging Markets invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies at the time of each purchase. The Account invests in equity securities of small, medium, and large market capitalization companies.

Europe, the Middle East and Africa (EMEA) region was the best performer on a relative basis, led by Russia and Hungary. Relative performance in Asia added to performance, led by South Korea, China, and the Philippines. Latin America was the worst performing region due to the inability to keep up with returns in Brazil, most notably lack of exposure to Petrobras, Brazil's national oil company. Stock selection in Mexico was also a notable detractor. South Africa and the Czech Republic detracted. Thailand, India, and Malaysia detracted from performance.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

LargeCap Growth Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/02/1994	-5.13%	11.61%	5.73%
Class 2 Shares	01/08/2007	-5.38%	11.34%	5.47%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, LargeCap Growth invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

IDEXX Laboratories, a provider of veterinary diagnostic testing tools and laboratory services, contributed after reporting better than expected financial results and raising organic growth outlook as it benefited from underlying strength of the veterinary market and success of its new direct distribution strategy. Burlington Stores, an operator of off-price retail stores, contributed as it benefited from favorable purchases of inventory. WellCare Health Plans, a managed care services company, contributed due to solid annual financial guidance, favorable preliminary rates for 2017 Medicare Advantage reimbursement levels, and an accretive acquisition. ServiceNow, a leading provider of cloud based software that automates and manages IT services, detracted after the company reported weaker than expected billings results due to a forecasting error and sales execution missteps. Nuance Communications, a leader in speech recognition technologies, detracted due to revenues that fell short of forecast in its mobile division. Level 3 Communications, a major fiber optic communications infrastructure provider, detracted after reporting mixed financial results as revenue for its key North American enterprise segment fell short of expectations due to an uptick in customer churn.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

LargeCap Growth Account I

Investment Advisor: Principal Management Corporation
Sub-Advisors: Brown Advisory, LLC, and T. Rowe Price Associates, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	06/01/1994	1.26%	13.43%	8.22%
Class 2 Shares	05/01/2015	1.07%	13.17%	7.96%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, LargeCap Growth I invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

Stock selection within the financials sector contributed. An average approximate 4% overweight to the better performing information technology sector contributed. The higher beta profile of the portfolio contributed to returns during the positive market environment. Stock selection was a detractor as it was negative in eight of 11 sectors. The worst stock selection was within the information technology sector. A small underweight to the telecommunication services sector detracted. The lower dividend yield profile of the portfolio was a strong detractor from performance relative to the index.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

LargeCap S&P 500 Index Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/03/1999	11.59%	14.29%	6.63%
Class 2 Shares	05/01/2015	11.30%	14.01%	6.38%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LargeCap S&P 500 Index was in line with the S&P 500 Index. The investment option uses an indexing strategy and does not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of negative stock market performance. Nine of the 10 economic sectors posted positive returns, led by the energy and telecommunication services sectors. NVIDIA Corp, ONEOK Inc., and Newmont Mining Corp contributed. The health care and consumer staples sectors recorded the worst returns. Vertex Pharmaceuticals Inc., Under Armour Inc., and Endo International detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

LargeCap S&P 500 Managed Volatility Index Account

     Investment Advisor: Principal Management Corporation Sub-Advisors: Principal Global Investors, LLC and Spectrum Asset Management, Inc.

Value of a $10,000 Investment* October 31, 2013 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date	1-Year	Since Inception
Class 1 Shares	10/31/2013	10.33%	8.73%

What contributed to or detracted from Account performance during the fiscal year?

This investment option employs a passive indexing strategy designed to attempt to track market performance. In addition, the investment option employs an active volatility management strategy which seeks to produce gains regardless of market direction and mitigate volatility. During the year, the account produced positive returns as large-cap equity markets were up. The use of an active volatility management strategy slightly detracted from returns during this period; however the use of an active volatility management strategy decreased risk as measured by standard deviation.

LargeCap Value Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/13/1970	8.17%	13.03%	4.84%
Class 2 Shares	05/01/2015	7.89%	12.75%	4.58%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, LargeCap Value invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Value Index. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued.

Overweight to JPMorgan Chase, the second largest U.S. bank, contributed in part due to benefitting from the U.S. presidential outcome in November, which resulted in a "Trump Rally." Overweight to Public Service Enterprise Group Inc., the largest electric and gas distribution and transmission utility company in New Jersey, contributed. Overweight to Unum Group, a provider of disability insurance products in the U.S. and U.K., contributed driven by favorable underwriting results in U.S. group disability and a lower tax rate as well as continued improvements in the energy sector and easing currency volatility in the U.K. Overweight to Cardinal Health, a leading global drug and medical products distributor, detracted. Overweight to Tesoro Corporation, an independent refiner and marketer of petroleum products with a presence throughout the western United States, detracted as the volatility in energy prices weighed on the stock during the period. Overweight to Murphy Oil Corporation, a global exploration & production company with operations in Canada and Malaysia, as well as offshore U.S., detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

MidCap Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	12/18/1987	10.37%	15.19%	10.18%
Class 2 Shares	09/09/2009	10.11%	14.90%	9.89%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, MidCap invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. For this Account, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap® Index. The Account invests in foreign securities.

Aon, the world's largest insurance broker and a leading human resources consulting firm, contributed due to strong organic growth with improving margins. Colfax, a diversified industrial manufacturing company providing gas and fluid handling equipment as well as welding related products, contributed as it continued to show resilience as it has weathered some significant headwinds in end markets the last two years. Liberty Broadband, which consists of Liberty's domestic cable assets, notably Charter Communications, contributed due in part to the Charter/TWC deal clearing regulatory hurdles. CarMax, the largest used car retailer in the U.S., contributed due to healthy sales growth. Brookfield Asset Management is a global asset manager, owner, and operator of real asset-based businesses, contributed. LPL, a one-stop shop service for independent financial advisors, detracted due to concerns about the impact of market volatility on earnings, as well as uncertainty regarding the final ruling from the Department of Labor on requiring advisors to meet the fiduciary standard when providing advice on retirement money. Liberty Interactive, which owns the leading worldwide home shopping network, QVC, and a 38% economic interest in their primary competitor, HSN, detracted as QVC experienced a slowdown in sales growth during the summer months. Liberty Global, a large cable company with operations primarily in Europe, detracted due to uncertainty related to Brexit. Platform Specialty Products, a specialty chemical company, detracted, in part due to the headwind of cyclical weakness in the industrial and agricultural end markets. Liberty TripAdvisor Holdings, a holding company whose primary asset is an ownership stake in the online travel company, TripAdvisor, detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Multi-Asset Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisors: Principal Global Investors, LLC

Average Annual Total Returns* as of December 31, 2016
	Inception Date	1-Year	Since Inception
Class 1 Shares	7/28/2015	7.96%	3.43%
Class 2 Shares	7/28/2015	7.65%	3.15%

	What contributed to or detracted from Account performance during the fiscal year?

Multi-Asset Income is a fund of funds and invests in Institutional Class shares of Principal Funds, Inc. ("PFI"). In pursuing its investment objective, the Account's underlying funds consist of domestic and foreign equity funds, fixed-income funds, and other funds that aim to offer diversification beyond traditional equity and fixed income securities.

From an asset allocation perspective, underweight to preferred securities and international equities contributed to overall returns as the prospects for rising interest rates coupled with the surprise outcome around Brexit created divergences within the opportunity set. From an income perspective, dividends and coupon payments contributed to more than half of the Funds return. The largest contributors were from the High Yield Fund and the Global Diversified Income Fund, both of which had overweight positioning.

Relative performance of International Fund I detracted as emerging markets securities significantly outpaced their developed market (excluding the U.S.) peers. The Global Real Estate Fund, which underperformed its benchmark, also detracted. Weak security selection across several markets as well as modest currency headwinds detracted from performance on a relative basis.

Principal Capital Appreciation Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	9.11%	13.61%	7.48%
Class 2 Shares	8.85%	13.34%	7.21%

	What contributed to or detracted from Account performance during the fiscal year?

Principal Capital Appreciation invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies. The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Cimarex Energy outperformed, helped by the recovery in oil prices, increased production, and decreased operating costs. Waste Connections contributed due to its well-received merger with Progressive Waste Solutions in an all-stock deal. Microchip Technology contributed as it saw improvements in end market demand and its acquisition of Atmel has proven more accretive than initially thought. Perrigo detracted due to generic drug pricing pressure, departure of the long-time CEO, and a rocky integration of Omega, the branded consumer health care business it acquired in 2014. McKesson Corp underperformed as weaker generic drug pricing weighed on margins. Allergan detracted as it was negatively impacted by the U.S. Treasury Department's introduction of new inversion regulations, which effectively ended its attempted merger with Pfizer.

Principal LifeTime 2010 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	5.25%	6.19%	3.42%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2010 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Active manager performance from the Core Plus Bond Fund (Principal Global Investors) contributed for the year, particularly in the near dated funds where allocations are greater. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as infrastructure stocks, commodities, timber, agriculture, MLPs, and floating rate notes outperformed the REIT exposure of the index. Manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown), LargeCap Value (sub-advised by Principal Global Investors) and MidCap Value III (Barrow Hanley & Principal Global Investors) detracted from overall performance. The underperformance of the Overseas Fund (sub-advised by Causeway and Barrow Hanley) detracted. Also poor manager performance from the Diversified International Fund (Principal Global Investors) and the Origin Emerging Markets Fund (Origin) detracted from results.

Principal LifeTime 2020 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	08/30/2004	5.76%	8.03%	3.96%
Class 2 Shares	05/01/2015	5.56%	7.77%	3.73%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2020 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Active manager performance from the Core Plus Bond Fund (Principal Global Investors) contributed for the year, particularly in the near dated funds where allocations are greater. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as infrastructure stocks, commodities, timber, agriculture, MLPs, and floating rate notes outperformed the REIT exposure of the index. Manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown), LargeCap Value (sub-advised by Principal Global Investors) and MidCap Value III (Barrow Hanley & Principal Global Investors) detracted from overall performance. The underperformance of the Overseas Fund (sub-advised by Causeway and Barrow Hanley) detracted. Also poor manager performance from the Diversified International Fund (Principal Global Investors) and the Origin Emerging Markets Fund (Origin) detracted from results.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime 2030 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	08/30/2004	5.87%	8.84%	4.06%
Class 2 Shares	05/01/2015	5.56%	8.56%	3.83%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2030 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Active manager performance from the Core Plus Bond Fund (Principal Global Investors) contributed for the year, particularly in the near dated funds where allocations are greater. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as infrastructure stocks, commodities, timber, agriculture, MLPs, and floating rate notes outperformed the REIT exposure of the index. Manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown), LargeCap Value (sub-advised by Principal Global Investors) and MidCap Value III (Barrow Hanley & Principal Global Investors) detracted from overall performance. The underperformance of the Overseas Fund (sub-advised by Causeway and Barrow Hanley) detracted. Also poor manager performance from the Diversified International Fund (Principal Global Investors) and the Origin Emerging Markets Fund (Origin) detracted from results.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime 2040 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	08/30/2004	5.45%	9.67%	4.26%
Class 2 Shares	05/01/2015	5.16%	9.40%	4.03%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2040 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Active manager performance from the Core Plus Bond Fund (Principal Global Investors) contributed for the year, particularly in the near dated funds where allocations are greater. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as infrastructure stocks, commodities, timber, agriculture, MLPs, and floating rate notes outperformed the REIT exposure of the index. Manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown), LargeCap Value (sub-advised by Principal Global Investors) and MidCap Value III (Barrow Hanley & Principal Global Investors) detracted from overall performance. The underperformance of the Overseas Fund (sub-advised by Causeway and Barrow Hanley) detracted. Also poor manager performance from the Diversified International Fund (Principal Global Investors) and the Origin Emerging Markets Fund (Origin) detracted from results.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime 2050 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	08/30/2004	5.58%	10.03%	4.29%
Class 2 Shares	05/01/2015	5.24%	9.76%	4.05%

	What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2050 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Active manager performance from the Core Plus Bond Fund (Principal Global Investors) contributed for the year, particularly in the near dated funds where allocations are greater. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as infrastructure stocks, commodities, timber, agriculture, MLPs, and floating rate notes outperformed the REIT exposure of the index. Manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown), LargeCap Value (sub-advised by Principal Global Investors) and MidCap Value III (Barrow Hanley & Principal Global Investors) detracted from overall performance. The underperformance of the Overseas Fund (sub-advised by Causeway and Barrow Hanley) detracted. Also poor manager performance from the Diversified International Fund (Principal Global Investors) and the Origin Emerging Markets Fund (Origin) detracted from results.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

Principal LifeTime 2060 Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* May 1, 2013 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date	1-Year	Since Inception
Class 1 Shares	05/01/2013	5.52%	6.97%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime 2060 Account operates as a “target date fund” that invests according to an asset allocation strategy designed for investors having a retirement investment goal close to the year in the Account’s name. The Account's asset allocation will become more conservative over time as investment goals near (for example, retirement, which is assumed to begin at age 65) and investors become more risk-averse. The Account is a fund of funds and invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts Funds, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Active manager performance from the Core Plus Bond Fund (Principal Global Investors) contributed for the year, particularly in the near dated funds where allocations are greater. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as infrastructure stocks, commodities, timber, agriculture, MLPs, and floating rate notes outperformed the REIT exposure of the index. Manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown), LargeCap Value (sub-advised by Principal Global Investors) and MidCap Value III (Barrow Hanley & Principal Global Investors) detracted from overall performance. The underperformance of the Overseas Fund (sub-advised by Causeway and Barrow Hanley) detracted. Also poor manager performance from the Diversified International Fund (Principal Global Investors) and the Origin Emerging Markets Fund (Origin) detracted from results.

Principal LifeTime Strategic Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	4.77%	4.58%	2.91%

What contributed to or detracted from Account performance during the fiscal year?

Principal LifeTime Strategic Income Account invests according to an asset allocation strategy designed for investors primarily seeking current income and secondarily capital appreciation. The Account's asset allocation is designed for investors who are approximately 15 years beyond the normal retirement age of 65. The Account is a fund of funds that invests in Principal Funds, Inc. ("PFI") Institutional Class shares and Principal Variable Contracts, Inc. ("PVC") Class 1 shares. Its underlying funds consist of domestic and foreign equity funds, fixed-income funds, real asset funds, and other funds that aim to offer diversification beyond traditional equity and fixed-income securities.

Active manager performance from the Core Plus Bond Fund (Principal Global Investors) contributed for the year, particularly in the near dated funds where allocations are greater. The inclusion of a diversified real asset portfolio was beneficial as many sub-asset classes such as infrastructure stocks, commodities, timber, agriculture, MLPs, and floating rate notes outperformed the REIT exposure of the index. Manager performance in U.S. equities was poor in general, but specifically the LargeCap Growth I Fund (co-sub-advised by T. Rowe Price and Brown), LargeCap Value (sub-advised by Principal Global Investors) and MidCap Value III (Barrow Hanley & Principal Global Investors) detracted from overall performance. The underperformance of the Overseas Fund (sub-advised by Causeway and Barrow Hanley) detracted. Also poor manager performance from the Diversified International Fund (Principal Global Investors) and the Origin Emerging Markets Fund (Origin) detracted from results.

Real Estate Securities Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/01/1998	5.85%	12.31%	5.72%
Class 2 Shares	01/08/2007	5.53%	12.02%	5.45%

	What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, Real Estate Securities invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry at the time of each purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account invests in equity securities of small, medium, and large market capitalization companies.

Underweight to Public Storage contributed due to the concerns over accelerating growth deceleration, driven by limited occupancy potential, peaking rental pricing power, back to normal expense run rate, and uncertain impact from increasing new supply. Lack of allocation to HCP, Inc. has been a top contributor to performance as it has continued to lag because deterioration and operation struggles for its largest tenant HCR ManorCare has been an overhang for some time. Allocation to hotel stocks, including Hilton Hotels, contributed as investors sought real estate exposure with less interest rate sensitivity and a short-lease duration profile that would benefit from a higher inflation and a pro-growth, business friendly agenda that is expected from the Trump administration. Lack of allocation to Digital Realty Trust, Inc. was a detractor as data center owners have been some of the best performers in the real estate market during this period. Overweight to Simon Property Group detracted due to concerns that the company was participating in a consortium to bail-out retailer Aeropostale as well as a mixed earnings report that featured signs of reduced pricing power and continued fear regarding potential future retailer store closing activity. Underweight to hotel stocks, including Host Hotels, detracted as the sector enjoyed a strong fourth quarter as investors sought real estate exposure with less interest rate sensitivity and a short-lease duration profile that would benefit from a higher inflation and a pro-growth, business friendly agenda expected from the Trump administration.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

SAM Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	6.82%	8.47%	5.52%
Class 2 Shares	6.62%	8.21%	5.26%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic & tactical overweight to high yield bonds was the largest contributor, as the asset class increased in the risk-on environment. Strategic and tactical allocation to mid-cap value equities, which significantly outperformed their growth counterparts, aided performance. Strategic and tactical allocation to international developed market equities, which underperformed their U.S. counterparts, contributed to performance. Security selection in large-cap equities was the largest detractor. Strategic underweight to large-cap value equities in earlier months hindered performance for the year, reducing gains that came later in the period. Security selection in mid-cap value equities detracted.

SAM Conservative Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	6.37%	6.81%	5.29%
Class 2 Shares	6.08%	6.55%	5.03%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical overweight to high yield bonds was the largest contributor, as the asset class increased in the risk-on environment. Strategic and tactical underweight to Government bonds, which underperformed other fixed income asset classes, aided performance. Strategic and tactical overweight to mid-cap value equities, which significantly outperformed their growth counterparts, contributed. Security selection in large-cap equities was the largest detractor. Security selection in mid-cap value equities hindered performance. Security selection in commercial mortgage-backed securities (CMBS) detracted.

SAM Conservative Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	7.00%	9.82%	5.35%
Class 2 Shares	6.76%	9.54%	5.09%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical overweight to mid-cap value equities, which outperformed their growth counterparts, was the largest contributor to performance for the year. Strategic and tactical underweight to international developed market equities, which underperformed their U.S. counterparts, aided performance. Strategic and tactical overweight to high yield bonds contributed, as the asset class increased in the risk-on environment (a mood of the market where investors feel good about the future prospects of the economy). Security selection in large-cap equities was the largest detractor. Tactical overweight to equities and underweight to fixed income early in the year detracted as fixed income outperformed. Later in the year, the equity rebound from a more neutral positioning didn't help offset the earlier negative performance. Security selection in mid-cap value equities detracted.

SAM Flexible Income Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	7.04%	5.95%	5.29%
Class 2 Shares	6.73%	5.68%	5.02%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical overweight to high yield bonds was the largest contributor to performance for the year, as the asset class benefited in the risk-on environment. Strategic and tactical underweight to Government bonds, which underperformed other fixed income asset classes, aided performance. Strategic and tactical overweight to mid-cap value equities, which outperformed their growth counterparts, contributed. Security selection in large-cap equities was the largest detractor. Security selection in treasury inflation protected securities (TIPS) hindered performance. Security selection in commercial mortgage-backed securities (CMBS) detracted.

SAM Strategic Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	6.15%	10.80%	5.25%
Class 2 Shares	5.90%	10.52%	4.99%

	What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic underweight to international developed market equities, which underperformed their U.S. counterparts, was the largest contributor. Strategic and tactical allocation to mid-cap value equities, which outperformed their growth counterparts, aided performance for the year. Strategic underweight to large-cap growth equities, which underperformed their value counterparts, contributed to performance for the year. Security selection in large-cap equities was the largest detractor. Security selection in mid-cap value equities hindered performance for the year. Strategic underweight to large-cap value equities in earlier months negatively contributed to performance for the year, reducing gains that came later in the period.

Short-Term Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	2.14%	2.13%	2.98%
Class 2 Shares	2.01%	1.90%	2.73%

	What contributed to or detracted from Account performance during the fiscal year?

Security selection in energy contributed to performance. Lack of allocation to supranationals aided results during the period. Issue selection in U.S. Government agency debt aided performance over the past year. An allocation to CMBS detracted. An underweight to and security selection within finance companies hindered performance. Security selection in natural gas detracted from results.

Short-Term Income invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor's Ratings Services or Baa3 or higher by Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor of comparable quality. Under normal circumstances, the Account maintains an effective maturity of five years or less and an average portfolio duration that is within ±15% of the duration of the Bloomberg Barclays Credit 1-3 Year Index. The Account's investments also include corporate securities, U.S. and foreign government securities, mortgage-backed and asset backed securities (securitized products), and real estate investment trust ("REIT") securities. The Account invests in securities denominated in foreign currencies and in securities of foreign issuers.

SmallCap Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/01/1998	17.39%	15.84%	7.21%
Class 2 Shares	02/17/2015	17.15%	15.57%	6.96%

	What contributed to or detracted from Account performance during the fiscal year?

Stock selection in the health care and financials sectors contributed the most. Performance in the health care sector was primarily driven by a below-benchmark allocation to the weak biotechnology industry and lack of allocation among the troubled hospitals and specialty pharmacies. Performance in the financials sector was primarily driven by favorable earnings report from its holdings in banks. The five individual stocks contributing most to the portfolio were MasTec, a provider of construction and installation services for communication companies and utilities; Trinseo, a chemical company making plastics, latex and synthetic rubber; IBERIABANK, a Louisiana-based commercial bank operating in seven southeastern states; Great Western Bancorp, a Midwestern bank; and Advanced Energy Industries, a manufacturer of power management subsystems that go into semiconductor manufacturing equipment. Stock selection in the information technology, consumer staples, and materials sectors detracted the most. Performance for the information technology sector was primarily driven by disappointing earnings reports from its holdings in communication equipment companies. Consumer staples' performance was primarily driven by its holdings in grocery retailers and wholesalers adversely affected by continued food deflation. Performance in the materials sector was primarily driven by an absence of holdings among metals and mining companies that were beneficiaries of rebounding steel prices. Performance in consumer discretionary was primarily driven by disappointing earnings reports among holdings in specialty retailers. The five individual stocks whose performance detracted most from the portfolio were Michaels Companies, which operates a chain of arts and crafts retail stores; Manhattan Associates, which provides retailers, grocers and wholesalers with software systems for supply-chain management; SUPERVALU, a food retailer and distributor; lack of allocation to Advanced Micro Devices, a semiconductor producer; and Office Depot.

Under normal circumstances, SmallCap invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Account, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000® Index.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2016

		Bond Market	Core Plus
Amounts in thousands, except per share amounts	Balanced Account	Index Account	Bond Account(a)
Investment in securities--at cost	$39,661	$2,352,138	$310,894
Assets
Investment in securities--at value	$42,557	$2,340,203	$309,021
Cash	6	1,424	26
Deposits with counterparty	–	1,021	1
Receivables:
Dividends and interest	127	11,822	1,959
Fund shares sold	5	595	59
Investment securities sold	666	46,176	4,580
Variation margin on financial derivative instruments	–	–	19
Total Assets	43,361	2,401,241	315,665
Liabilities
Accrued management and investment advisory fees	22	453	112
Accrued directors' expenses	–	8	1
Accrued other expenses	9	18	10
Payables:
Fund shares redeemed	10	–	254
Investment securities purchased	1,507	215,857	22,597
Short sales (proceeds received $0, $297 and $0)	–	297	–
Variation margin on financial derivative instruments	–	–	23
Total Liabilities	1,548	216,633	22,997
Net Assets Applicable to Outstanding Shares	$41,813	$2,184,608	$292,668

Net Assets Consist of:
Capital shares and additional paid-in-capital	$37,077	$2,161,627	$314,309
Accumulated undistributed (overdistributed) net investment income (loss)	786	42,786	8,003
Accumulated undistributed (overdistributed) net realized gain (loss)	1,054	(7,870)	(27,522)
Net unrealized appreciation (depreciation) of investments	2,896	(11,935)	(2,122)
Total Net Assets	$41,813	$2,184,608	$292,668
Capital Stock (par value: $.01 per share):
Shares authorized	100,000	200,000	400,000
Net Asset Value Per Share:
Class 1: Net Assets	$41,813	$2,184,608	$292,436
Shares issued and outstanding	2,414	213,112	26,224
Net Asset Value per share	$17.32	$10.25	$11.15
Class 2: Net Assets	N/A	N/A	$232
Shares issued and outstanding			21
Net Asset Value per share			$11.11

(a)	Effective May 1, 2016, Bond & Mortgage Securities Account changed its name to Core Plus Bond Account.

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2016

		Diversified
	Diversified	Balanced Managed	Diversified
Amounts in thousands, except per share amounts	Balanced Account	Volatility Account	Growth Account
Investment in affiliated Accounts--at cost	$929,419	$164,276	$3,074,826
Assets
Investment in affiliated Accounts--at value	$1,099,934	$168,802	$3,589,826
Receivables:
Fund shares sold	234	361	593
Total Assets	1,100,168	169,163	3,590,419
Liabilities
Accrued management and investment advisory fees	47	7	151
Accrued distribution fees	232	35	757
Accrued directors' expenses	5	1	13
Accrued other expenses	3	3	4
Payables:
Fund shares redeemed	1	1	1
Investment securities purchased	233	360	592
Total Liabilities	521	407	1,518
Net Assets Applicable to Outstanding Shares	$1,099,647	$168,756	$3,588,901

Net Assets Consist of:
Capital shares and additional paid-in-capital	$897,190	$160,744	$2,965,242
Accumulated undistributed (overdistributed) net investment income (loss)	16,114	2,268	51,734
Accumulated undistributed (overdistributed) net realized gain (loss)	15,828	1,218	56,925
Net unrealized appreciation (depreciation) of investments	170,515	4,526	515,000
Total Net Assets	$1,099,647	$168,756	$3,588,901
Capital Stock (par value: $.01 per share):
Shares authorized	250,000	200,000	300,000
Net Asset Value Per Share:
Class 2: Net Assets	$1,099,647	$168,756	$3,588,901
Shares issued and outstanding	74,510	14,971	225,313
Net Asset Value per share	$14.76	$11.27	$15.93

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2016

	Diversified Growth		Diversified
	Managed Volatility	Diversified	International
Amounts in thousands, except per share amounts	Account	Income Account	Account
Investment in securities--at cost	$–	$–	$220,485
Investment in affiliated Accounts--at cost	$302,981	$239,915	$–
Foreign currency--at cost	$–	$–	$14
Assets
Investment in securities--at value	$–	$–	$244,560
Investment in affiliated Accounts--at value	313,756	254,069	–
Foreign currency--at value	–	–	14
Cash	–	–	38
Receivables:
Dividends and interest	–	–	817
Fund shares sold	207	26	69
Investment securities sold	–	–	166
Total Assets	313,963	254,095	245,664
Liabilities
Accrued management and investment advisory fees	13	11	176
Accrued distribution fees	66	53	–
Accrued custodian fees	–	–	31
Accrued directors' expenses	1	1	1
Accrued other expenses	3	3	6
Payables:
Fund shares redeemed	1	–	91
Investment securities purchased	207	26	–
Total Liabilities	291	94	305
Net Assets Applicable to Outstanding Shares	$313,672	$254,001	$245,359

Net Assets Consist of:
Capital shares and additional paid-in-capital	$295,865	$234,093	$318,225
Accumulated undistributed (overdistributed) net investment income (loss)	4,216	3,535	4,380
Accumulated undistributed (overdistributed) net realized gain (loss)	2,816	2,219	(101,266)
Net unrealized appreciation (depreciation) of investments	10,775	14,154	24,075
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	–	–	(55)
Total Net Assets	$313,672	$254,001	$245,359
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	50,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	N/A	N/A	$243,997
Shares issued and outstanding			18,186
Net Asset Value per share			$13.42
Class 2: Net Assets	$313,672	$254,001	$1,362
Shares issued and outstanding	27,366	20,585	101
Net Asset Value per share	$11.46	$12.34	$13.52

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2016

		Government &
	Equity	High Quality
Amounts in thousands, except per share amounts	Income Account	Bond Account	Income Account
Investment in securities--at cost	$337,205	$255,581	$223,896
Assets
Investment in securities--at value	$549,142	$249,638	$231,648
Cash	–	–	8
Receivables:
Dividends and interest	1,471	1,329	2,013
Fund shares sold	95	79	119
Investment securities sold	454	–	–
Total Assets	551,162	251,046	233,788
Liabilities
Accrued management and investment advisory fees	230	106	97
Accrued distribution fees	5	–	1
Accrued directors' expenses	2	1	1
Accrued other expenses	12	5	4
Payables:
Fund shares redeemed	372	25	63
Investment securities purchased	515	982	2,053
Total Liabilities	1,136	1,119	2,219
Net Assets Applicable to Outstanding Shares	$550,026	$249,927	$231,569

Net Assets Consist of:
Capital shares and additional paid-in-capital	$299,173	$251,268	$218,954
Accumulated undistributed (overdistributed) net investment income (loss)	16,154	9,894	8,565
Accumulated undistributed (overdistributed) net realized gain (loss)	22,762	(5,292)	(3,702)
Net unrealized appreciation (depreciation) of investments	211,937	(5,943)	7,752
Total Net Assets	$550,026	$249,927	$231,569
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$525,829	$247,620	$228,874
Shares issued and outstanding	22,668	24,811	22,130
Net Asset Value per share	$23.20	$9.98	$10.34
Class 2: Net Assets	$24,197	$2,307	$2,695
Shares issued and outstanding	1,051	231	262
Net Asset Value per share	$23.03	$9.98	$10.30

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

	International
	Emerging	LargeCap	LargeCap
Amounts in thousands, except per share amounts	Markets Account	Growth Account	Growth Account I
Investment in securities--at cost	$79,297	$86,934	$193,336
Foreign currency--at cost	$4	$–	$–
Assets
Investment in securities--at value	$85,680	$97,102	$244,143
Foreign currency--at value	3	–	–
Deposits with counterparty	–	–	530
Receivables:
Dividends and interest	228	78	133
Expense reimbursement from Manager	12	–	3
Fund shares sold	30	29	58
Investment securities sold	–	–	409
Total Assets	85,953	97,209	245,276
Liabilities
Accrued management and investment advisory fees	90	57	159
Accrued custodian fees	34	–	–
Accrued directors' expenses	–	1	1
Accrued other expenses	5	3	10
Cash overdraft	–	–	160
Payables:
Fund shares redeemed	22	27	96
Investment securities purchased	–	–	561
Short sales (proceeds received , $0, $0 and $75 and )	–	–	74
Variation margin on financial derivative instruments	–	–	30
Total Liabilities	151	88	1,091
Net Assets Applicable to Outstanding Shares	$85,802	$97,121	$244,185

Net Assets Consist of:
Capital shares and additional paid-in-capital	$107,449	$87,935	$179,568
Accumulated undistributed (overdistributed) net investment income (loss)	1,306	454	96
Accumulated undistributed (overdistributed) net realized gain (loss)	(29,337)	(1,436)	13,737
Net unrealized appreciation (depreciation) of investments	6,383	10,168	50,784
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	1	–	–
Total Net Assets	$85,802	$97,121	$244,185
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	300,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$85,677	$96,198	$244,058
Shares issued and outstanding	6,147	3,942	9,943
Net Asset Value per share	$13.94	$24.40	$24.55
Class 2: Net Assets	$125	$923	$127
Shares issued and outstanding	9	38	5
Net Asset Value per share	$13.89	$24.29	$24.46

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2016

		LargeCap S&P 500
	LargeCap S&P 500	Managed Volatility	LargeCap
Amounts in thousands, except per share amounts	Index Account	Index Account	Value Account
Investment in securities--at cost	$1,586,009	$178,128	$126,691
Assets
Investment in securities--at value	$2,225,579	$198,274	$140,963
Receivables:
Dividends and interest	2,870	238	188
Fund shares sold	490	219	26
Investment securities sold	34,802	246	572
Total Assets	2,263,741	198,977	141,749
Liabilities
Accrued management and investment advisory fees	484	76	73
Accrued directors' expenses	9	1	1
Accrued other expenses	11	8	4
Payables:
Fund shares redeemed	18	–	54
Investment securities purchased	–	139	557
Options and swaptions contracts written (premiums received $0, $294 and $0)	–	190	–
Variation margin on financial derivative instruments	170	15	–
Total Liabilities	692	429	689
Net Assets Applicable to Outstanding Shares	$2,263,049	$198,548	$141,060

Net Assets Consist of:
Capital shares and additional paid-in-capital	$1,542,356	$179,681	$116,414
Accumulated undistributed (overdistributed) net investment income (loss)	42,215	2,958	2,700
Accumulated undistributed (overdistributed) net realized gain (loss)	39,101	(4,314)	7,674
Net unrealized appreciation (depreciation) of investments	639,377	20,223	14,272
Total Net Assets	$2,263,049	$198,548	$141,060
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$2,262,283	$198,548	$140,994
Shares issued and outstanding	146,480	16,343	4,695
Net Asset Value per share	$15.44	$12.15	$30.03
Class 2: Net Assets	$766	N/A	$66
Shares issued and outstanding	50		2
Net Asset Value per share	$15.38		$29.93

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2016

			Principal Capital
		Multi-Asset	Appreciation
Amounts in thousands, except per share amounts and Multi-Asset Income Account	MidCap Account	Income Account	Account
Investment in securities--at cost	$410,985	$–	$108,912
Investment in affiliated Accounts--at cost	$–	$196,969	$–
Assets
Investment in securities--at value	$590,566	$–	$153,453
Investment in affiliated Accounts--at value	–	193,430	–
Cash	263	–	–
Receivables:
Dividends and interest	287	152	245
Expense reimbursement from Manager	–	8,006	–
Fund shares sold	46	–	16
Investment securities sold	1,482	6	1,270
Prepaid expenses	–	7	–
Total Assets	592,644	201,601	154,984
Liabilities
Accrued management and investment advisory fees	270	23	82
Accrued distribution fees	3	36	2
Accrued directors' expenses	3	2,290	1
Accrued professional fees	–	5,811	–
Accrued other expenses	5	–	4
Payables:
Fund shares redeemed	164	7	31
Investment securities purchased	580	152	251
Total Liabilities	1,025	8,319	371
Net Assets Applicable to Outstanding Shares	$591,619	$193,282	$154,613

Net Assets Consist of:
Capital shares and additional paid-in-capital	$370,616	$192,304	$110,146
Accumulated undistributed (overdistributed) net investment income (loss)	4,005	3,973	2,001
Accumulated undistributed (overdistributed) net realized gain (loss)	37,417	544	(2,075)
Net unrealized appreciation (depreciation) of investments	179,581	(3,539)	44,541
Total Net Assets	$591,619	$193,282	$154,613
Capital Stock (par value: $.01 per share):
Shares authorized	105,000	200,000,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$576,634	$182,826	$147,193
Shares issued and outstanding	11,315	17,861	6,148
Net Asset Value per share	$50.96	$10.24	$23.94
Class 2: Net Assets	$14,985	$10,456	$7,420
Shares issued and outstanding	296	1,025	313
Net Asset Value per share	$50.69	$10.20	$23.71

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2010 Account	2020 Account	2030 Account
Investment in affiliated Accounts--at cost	$41,663	$183,234	$120,838
Assets
Investment in affiliated Accounts--at value	$42,644	$186,675	$123,920
Receivables:
Fund shares sold	–	114	130
Investment securities sold	69	–	–
Total Assets	42,713	186,789	124,050
Liabilities
Accrued directors' expenses	–	1	1
Accrued professional fees	–	2	–
Accrued other expenses	3	–	3
Payables:
Fund shares redeemed	69	28	24
Investment securities purchased	–	86	105
Total Liabilities	72	117	133
Net Assets Applicable to Outstanding Shares	$42,641	$186,672	$123,917

Net Assets Consist of:
Capital shares and additional paid-in-capital	$40,208	$177,342	$117,018
Accumulated undistributed (overdistributed) net investment income (loss)	909	3,822	2,262
Accumulated undistributed (overdistributed) net realized gain (loss)	543	2,067	1,555
Net unrealized appreciation (depreciation) of investments	981	3,441	3,082
Total Net Assets	$42,641	$186,672	$123,917
Capital Stock (par value: $.01 per share):
Shares authorized	100,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$42,641	$186,646	$123,825
Shares issued and outstanding	3,416	14,743	10,819
Net Asset Value per share	$12.48	$12.66	$11.45
Class 2: Net Assets	N/A	$26	$92
Shares issued and outstanding		2	8
Net Asset Value per share		$12.62	$11.40

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands, except per share amounts	2040 Account	2050 Account	2060 Account
Investment in affiliated Accounts--at cost	$49,575	$26,262	$2,698
Assets
Investment in affiliated Accounts--at value	$50,114	$26,771	$2,646
Receivables:
Dividends and interest	7	3	–
Expense reimbursement from Manager	–	–	1
Fund shares sold	122	–	5
Investment securities sold	–	10	–
Total Assets	50,243	26,784	2,652
Liabilities
Accrued professional fees	–	3	3
Accrued other expenses	3	–	–
Payables:
Fund shares redeemed	44	10	1
Investment securities purchased	85	3	4
Total Liabilities	132	16	8
Net Assets Applicable to Outstanding Shares	$50,111	$26,768	$2,644

Net Assets Consist of:
Capital shares and additional paid-in-capital	$48,370	$25,644	$2,640
Accumulated undistributed (overdistributed) net investment income (loss)	789	400	37
Accumulated undistributed (overdistributed) net realized gain (loss)	413	215	19
Net unrealized appreciation (depreciation) of investments	539	509	(52)
Total Net Assets	$50,111	$26,768	$2,644
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$49,980	$26,674	$2,644
Shares issued and outstanding	3,696	2,043	222
Net Asset Value per share	$13.52	$13.06	$11.88
Class 2: Net Assets	$131	$94	N/A
Shares issued and outstanding	10	7
Net Asset Value per share	$13.47	$13.01

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

	Principal LifeTime
	Strategic	Real Estate	SAM
Amounts in thousands, except per share amounts	Income Account	Securities Account	Balanced Portfolio
Investment in securities--at cost	$–	$126,485	$296
Investment in affiliated Accounts--at cost	$23,909	$–	$697,595
Assets
Investment in securities--at value	$–	$162,403	$296
Investment in affiliated Accounts--at value	24,744	–	769,419
Receivables:
Dividends and interest	–	789	212
Fund shares sold	12	49	34
Investment securities sold	–	–	899
Total Assets	24,756	163,241	770,860
Liabilities
Accrued management and investment advisory fees	–	120	152
Accrued distribution fees	–	1	21
Accrued directors' expenses	–	1	3
Accrued professional fees	3	–	–
Accrued other expenses	–	3	3
Payables:
Fund shares redeemed	1	141	933
Investment securities purchased	11	–	139
Total Liabilities	15	266	1,251
Net Assets Applicable to Outstanding Shares	$24,741	$162,975	$769,609

Net Assets Consist of:
Capital shares and additional paid-in-capital	$23,424	$109,329	$667,957
Accumulated undistributed (overdistributed) net investment income (loss)	574	2,534	16,288
Accumulated undistributed (overdistributed) net realized gain (loss)	(92)	15,194	13,540
Net unrealized appreciation (depreciation) of investments	835	35,918	71,824
Total Net Assets	$24,741	$162,975	$769,609
Capital Stock (par value: $.01 per share):
Shares authorized	100,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$24,741	$158,760	$672,562
Shares issued and outstanding	2,170	7,454	46,574
Net Asset Value per share	$11.40	$21.30	$14.44
Class 2: Net Assets	N/A	$4,215	$97,047
Shares issued and outstanding		197	6,788
Net Asset Value per share		$21.36	$14.30

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2016

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands, except per share amounts	Balanced Portfolio	Growth Portfolio	Income Portfolio
Investment in securities--at cost	$149	$117	$134
Investment in affiliated Accounts--at cost	$187,922	$280,815	$201,687
Assets
Investment in securities--at value	$149	$117	$134
Investment in affiliated Accounts--at value	201,175	302,478	216,368
Receivables:
Dividends and interest	107	54	144
Fund shares sold	198	84	104
Total Assets	201,629	302,733	216,750
Liabilities
Accrued management and investment advisory fees	39	59	42
Accrued distribution fees	4	23	4
Accrued directors' expenses	1	1	1
Accrued other expenses	3	3	3
Payables:
Fund shares redeemed	81	46	12
Investment securities purchased	194	70	210
Total Liabilities	322	202	272
Net Assets Applicable to Outstanding Shares	$201,307	$302,531	$216,478

Net Assets Consist of:
Capital shares and additional paid-in-capital	$183,347	$270,795	$196,121
Accumulated undistributed (overdistributed) net investment income (loss)	5,415	4,840	7,132
Accumulated undistributed (overdistributed) net realized gain (loss)	(708)	5,233	(1,456)
Net unrealized appreciation (depreciation) of investments	13,253	21,663	14,681
Total Net Assets	$201,307	$302,531	$216,478
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$183,830	$194,284	$196,393
Shares issued and outstanding	15,979	11,283	15,779
Net Asset Value per share	$11.50	$17.22	$12.45
Class 2: Net Assets	$17,477	$108,247	$20,085
Shares issued and outstanding	1,536	6,364	1,627
Net Asset Value per share	$11.38	$17.01	$12.34

See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2016

	SAM Strategic	Short-Term	SmallCap
Amounts in thousands, except per share amounts	Growth Portfolio	Income Account	Account(a)
Investment in securities--at cost	$301	$172,991	$180,706
Investment in affiliated Accounts--at cost	$241,546	$–	$–
Assets
Investment in securities--at value	$301	$172,440	$214,557
Investment in affiliated Accounts--at value	248,658	–	–
Cash	–	–	2
Receivables:
Dividends and interest	69	899	235
Expense reimbursement from Manager	–	1	–
Fund shares sold	65	12	197
Investment securities sold	–	–	68
Total Assets	249,093	173,352	215,059
Liabilities
Accrued management and investment advisory fees	49	73	149
Accrued distribution fees	22	1	1
Accrued directors' expenses	1	1	1
Accrued other expenses	3	5	5
Payables:
Fund shares redeemed	43	331	54
Investment securities purchased	22	331	–
Total Liabilities	140	742	210
Net Assets Applicable to Outstanding Shares	$248,953	$172,610	$214,849

Net Assets Consist of:
Capital shares and additional paid-in-capital	$232,729	$178,302	$183,041
Accumulated undistributed (overdistributed) net investment income (loss)	3,643	3,181	2,087
Accumulated undistributed (overdistributed) net realized gain (loss)	5,469	(8,322)	(4,130)
Net unrealized appreciation (depreciation) of investments	7,112	(551)	33,851
Total Net Assets	$248,953	$172,610	$214,849
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	400,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$145,083	$170,538	$209,911
Shares issued and outstanding	7,827	67,030	13,799
Net Asset Value per share	$18.54	$2.54	$15.21
Class 2: Net Assets	$103,870	$2,072	$4,938
Shares issued and outstanding	5,666	819	326
Net Asset Value per share	$18.33	$2.53	$15.17

(a)	Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.

See accompanying notes.

STATEMENTS OF OPERATIONS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. Year Ended December 31, 2016

		Bond Market	Core Plus
Amounts in thousands	Balanced Account	Index Account	Bond Account(a)
Net Investment Income (Loss)
Income:
Dividends	$567	$336	$102
Withholding tax	(8)	–	–
Interest	483	42,857	9,621
Total Income	1,042	43,193	9,723
Expenses:
Management and investment advisory fees	255	5,110	1,343
Custodian fees	20	43	22
Directors' expenses	3	46	8
Professional fees	6	3	3
Other expenses	–	3	2
Total Expenses	284	5,205	1,378
Net Investment Income (Loss)	758	37,988	8,345

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	1,123	3,921	(796)
Futures contracts	–	–	408
Short sales	–	12	–
Swap agreements	–	–	(962)
Change in unrealized appreciation/depreciation of:
Investments	481	(194)	4,999
Futures contracts	–	–	(127)
Swap agreements	–	–	(204)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	1,604	3,739	3,318
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,362	$41,727	$11,663

(a)	Effective May 1, 2016, Bond & Mortgage Securities Account changed its name to Core Plus Bond Account.

See accompanying notes.

STATEMENTS OF OPERATIONS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. Year Ended December 31, 2016

		Diversified
	Diversified	Balanced Managed	Diversified
Amounts in thousands	Balanced Account	Volatility Account	Growth Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$19,348	$2,739	$61,964
Total Income	19,348	2,739	61,964
Expenses:
Management and investment advisory fees	534	77	1,687
Distribution Fees - Class 2	2,670	384	8,436
Directors' expenses	25	6	75
Professional fees	3	3	3
Other expenses	2	–	8
Total Expenses	3,234	470	10,209
Net Investment Income (Loss)	16,114	2,269	51,755

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Accounts	2,637	85	2,755
Capital gain distribution received from affiliated Accounts	13,503	1,140	54,863
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	39,012	6,033	159,366
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	55,152	7,258	216,984
Net Increase (Decrease) in Net Assets Resulting from Operations	$71,266	$9,527	$268,739

See accompanying notes.

STATEMENTS OF OPERATIONS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. Year Ended December 31, 2016

	Diversified Growth		Diversified
	Managed	Diversified	International
Amounts in thousands	Volatility Account	Income Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$5,081	$4,228	$ –
Dividends	–	–	7,729
Withholding tax	–	–	(872)
Total Income	5,081	4,228	6,857
Expenses:
Management and investment advisory fees	142	114	2,176
Distribution Fees - Class 2	709	568	3
Custodian fees	–	–	80
Directors' expenses	9	7	8
Professional fees	3	3	55
Other expenses	1	1	2
Total Expenses	864	693	2,324
Net Investment Income (Loss)	4,217	3,535	4,533

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $0, $0 and $3, respectively)	–	–	(3,173)
Investment transactions in affiliated Accounts	150	103	–
Foreign currency transactions	–	–	(126)
Capital gain distribution received from affiliated Accounts	2,684	2,181	–
Litigation settlement	–	–	240
Change in unrealized appreciation/depreciation of:
Investments	–	–	(958)
Investments in affiliated Accounts	14,240	6,186	–
Translation of assets and liabilities in foreign currencies	–	–	69
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	17,074	8,470	(3,948)
Net Increase (Decrease) in Net Assets Resulting from Operations	$21,291	$12,005	$585

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

		Government &
	Equity	High Quality
Amounts in thousands	Income Account	Bond Account	Income Account
Net Investment Income (Loss)
Income:
Dividends	$16,492	$12	$15
Withholding tax	(231)	–	–
Interest	–	10,180	10,131
Total Income	16,261	10,192	10,146
Expenses:
Management and investment advisory fees	2,641	1,355	1,219
Distribution Fees - Class 2	59	6	7
Custodian fees	10	5	3
Directors' expenses	14	8	7
Professional fees	2	4	4
Other expenses	1	1	1
Total Expenses	2,727	1,379	1,241
Net Investment Income (Loss)	13,534	8,813	8,905

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	32,296	(244)	(737)
Change in unrealized appreciation/depreciation of:
Investments	32,778	(3,073)	6,017
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	65,074	(3,317)	5,280
Net Increase (Decrease) in Net Assets Resulting from Operations	$78,608	$5,496	$14,185

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

	International
	Emerging	LargeCap	LargeCap
Amounts in thousands	Markets Account	Growth Account	Growth Account I
Net Investment Income (Loss)
Income:
Dividends	$2,420	$1,189	$1,946
Withholding tax	(282)	–	(3)
Total Income	2,138	1,189	1,943
Expenses:
Management and investment advisory fees	1,080	721	1,854
Distribution Fees - Class 2	–	3	1
Custodian fees	106	2	17
Directors' expenses	4	5	8
Professional fees	42	4	5
Other expenses	–	–	1
Total Gross Expenses	1,232	735	1,886
Less: Reimbursement from Manager	–	–	39
Less: Reimbursement from Manager - Class 1	21	–	–
Total Net Expenses	1,211	735	1,847
Net Investment Income (Loss)	927	454	96

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	(4,305)	10,936	13,533
Foreign currency transactions	(96)	–	–
Futures contracts	–	–	802
Litigation settlement	478	–	–
Change in unrealized appreciation/depreciation of:
Investments	10,856	(17,383)	(11,565)
Futures contracts	–	–	9
Short sales	–	–	1
Translation of assets and liabilities in foreign currencies	3	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	6,936	(6,447)	2,780
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,863	$(5,993)	$2,876

See accompanying notes.

STATEMENTS OF OPERATIONS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. Year Ended December 31, 2016

		LargeCap S&P 500
	LargeCap S&P 500	Managed Volatility	LargeCap
Amounts in thousands	Index Account	Index Account	Value Account
Net Investment Income (Loss)
Income:
Dividends	$47,549	$3,796	$3,516
Interest	1	–	–
Total Income	47,550	3,796	3,516
Expenses:
Management and investment advisory fees	5,367	816	840
Distribution Fees - Class 2	1	N/A	–
Custodian fees	9	12	3
Directors' expenses	48	6	5
Professional fees	5	5	4
Other expenses	30	2	–
Total Expenses	5,460	841	852
Net Investment Income (Loss)	42,090	2,955	2,664

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	48,468	(1,640)	7,722
Futures contracts	2,669	684	–
Options and swaptions	–	1,351	–
Change in unrealized appreciation/depreciation of:
Investments	153,928	15,503	102
Futures contracts	(434)	(15)	–
Options and swaptions	–	160	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	204,631	16,043	7,824
Net Increase (Decrease) in Net Assets Resulting from Operations	$246,721	$18,998	$10,488

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

			Principal Capital
		Multi-Asset	Appreciation
Amounts in thousands, except for Multi-Asset Income Account	MidCap Account	Income Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$–	$4,050	$–
Dividends	7,155	–	3,026
Withholding tax	(155)	–	(4)
Total Income	7,000	4,050	3,022
Expenses:
Management and investment advisory fees	3,218	20	972
Distribution Fees - Class 2	37	25	19
Custodian fees	5	–	3
Directors' expenses	15	2,287	6
Professional fees	4	3,011	4
Other expenses	4	(14)	–
Total Gross Expenses	3,283	5,329	1,004
Less: Reimbursement from Manager - Class 1	–	3,476	–
Less: Reimbursement from Manager - Class 2	–	1,776	–
Total Net Expenses	3,283	77	1,004
Net Investment Income (Loss)	3,717	3,973	2,018

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	49,933	–	(887)
Investment transactions in affiliated Accounts	–	49	–
Capital gain distribution received from affiliated Accounts	–	495	–
Change in unrealized appreciation/depreciation of:
Investments	5,604	–	12,207
Investments in affiliated Accounts	–	(2,459)	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	55,537	(1,915)	11,320
Net Increase (Decrease) in Net Assets Resulting from Operations	$59,254	$2,058	$13,338

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Account	2020 Account	2030 Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$917	$3,841	$2,275
Total Income	917	3,841	2,275
Expenses:
Management and investment advisory fees	2	9	5
Directors' expenses	3	6	5
Professional fees	3	3	3
Total Expenses	8	18	13
Net Investment Income (Loss)	909	3,823	2,262

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Accounts	405	1,017	516
Capital gain distribution received from affiliated Accounts	183	1,239	1,161
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	677	4,384	2,934
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	1,265	6,640	4,611
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,174	$10,463	$6,873

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2040 Account	2050 Account	2060 Account
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$796	$407	$39
Total Income	796	407	39
Expenses:
Management and investment advisory fees	2	1	–
Directors' expenses	3	3	2
Professional fees	3	3	3
Total Gross Expenses	8	7	5
Less: Reimbursement from Manager - Class 1	–	–	3
Total Net Expenses	8	7	2
Net Investment Income (Loss)	788	400	37

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Accounts	(134)	(91)	(13)
Capital gain distribution received from affiliated Accounts	601	333	33
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	1,396	628	91
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	1,863	870	111
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,651	$1,270	$148

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

	Principal LifeTime
	Strategic	Real Estate	SAM
Amounts in thousands	Income Account	Securities Account	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$581	$–	$18,370
Dividends	–	3,734	1
Total Income	581	3,734	18,371
Expenses:
Management and investment advisory fees	1	1,448	1,817
Distribution Fees - Class 2	N/A	7	241
Custodian fees	–	2	–
Directors' expenses	3	6	19
Professional fees	3	4	3
Other expenses	–	1	2
Total Expenses	7	1,468	2,082
Net Investment Income (Loss)	574	2,266	16,289

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	15,753	19
Investment transactions in affiliated Accounts	10	–	(3,887)
Capital gain distribution received from affiliated Accounts	49	–	21,324
Change in unrealized appreciation/depreciation of:
Investments	–	(9,074)	–
Investments in affiliated Accounts	550	–	18,450
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	609	6,679	35,906
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,183	$8,945	$52,195

See accompanying notes.

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands	Balanced Portfolio	Growth Portfolio	Income Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$5,941	$5,789	$7,690
Total Income	5,941	5,789	7,690
Expenses:
Management and investment advisory fees	472	673	494
Distribution Fees - Class 2	44	262	51
Directors' expenses	7	9	7
Professional fees	3	3	3
Other expenses	–	1	–
Total Expenses	526	948	555
Net Investment Income (Loss)	5,415	4,841	7,135

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions in affiliated Accounts	(1,867)	(4,439)	(700)
Capital gain distribution received from affiliated Accounts	3,711	11,035	1,973
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	5,463	8,423	6,051
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	7,307	15,019	7,324
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,722	$19,860	$14,459

See accompanying notes.

STATEMENTS OF OPERATIONS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. Year Ended December 31, 2016

	SAM Strategic	Short-Term	SmallCap
Amounts in thousands	Growth Portfolio	Income Account	Account(a)
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$4,442	$–	$ –
Dividends	1	11	3,800
Interest	–	4,010	–
Total Income	4,443	4,021	3,800
Expenses:
Management and investment advisory fees	545	836	1,640
Distribution Fees - Class 2	244	5	11
Custodian fees	–	7	5
Directors' expenses	7	5	7
Professional fees	3	4	4
Other expenses	1	–	–
Total Gross Expenses	800	857	1,667
Less: Reimbursement from Manager - Class 1	–	17	–
Total Net Expenses	800	840	1,667
Net Investment Income (Loss)	3,643	3,181	2,133

Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements
Net realized gain (loss) from:
Investment transactions	–	198	(4,061)
Investment transactions in affiliated Accounts	(2,328)	–	–
Capital gain distribution received from affiliated Accounts	9,209	–	–
Change in unrealized appreciation/depreciation of:
Investments	–	429	34,024
Investments in affiliated Accounts	3,587	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Foreign currencies,
Futures, Options and Swaptions, Short sales, and Swap agreements	10,468	627	29,963
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,111	$3,808	$32,096

(a)	Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Balanced Account		Bond Market Index Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$758	$827	$37,988	$32,850
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,123	2,319	3,933	2,717
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	481	(2,899)	(194)	(33,768)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,362	247	41,727	1,799

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(839)	(844)	(37,281)	(28,036)
From net realized gain on investments:
Class 1	(2,313)	(3,238)	–	–
Total Dividends and Distributions	(3,152)	(4,082)	(37,281)	(28,036)

Capital Share Transactions
Shares sold:
Class 1	1,267	1,479	418,661	456,166
Shares issued in reinvestment of dividends and distributions:
Class 1	3,152	4,082	37,281	28,036
Shares redeemed:
Class 1	(6,070)	(8,060)	(213,435)	(255,113)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,651)	(2,499)	242,507	229,089
Total Increase (Decrease)	(2,441)	(6,334)	246,953	202,852

Net Assets
Beginning of period	44,254	50,588	1,937,655	1,734,803
End of period (including undistributed net investment income as set forth below)	$41,813	$44,254	$2,184,608	$1,937,655
Undistributed (Overdistributed) Net Investment Income (Loss)	$786	$844	$42,786	$37,263

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	73	77	40,153	44,079
Shares issued in reinvestment of dividends and distributions:
Class 1	184	224	3,527	2,746
Shares redeemed:
Class 1	(343)	(427)	(20,498)	(24,742)
Net Increase (Decrease)	(86)	(126)	23,182	22,083

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Core Plus Bond Account(a)		Diversified Balanced Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015 (b)	2016	2015
Operations
Net investment income (loss)	$8,345	$8,650	$16,114	$13,381
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	(1,350)	(1,599)	16,140	10,200
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	4,668	(8,023)	39,012	(22,094)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,663	(972)	71,266	1,487

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(9,412)	(9,626)	N/A	N/A
Class 2	(1)	(1)	(13,374)	(10,360)
From net realized gain on investments:
Class 2	–	–	(10,357)	(11,596)
Total Dividends and Distributions	(9,413)	(9,627)	(23,731)	(21,956)

Capital Share Transactions
Shares sold:
Class 1	44,214	25,822	N/A	N/A
Class 2	217	40	49,418	64,227
Shares issued in reinvestment of dividends and distributions:
Class 1	9,412	9,626	N/A	N/A
Class 2	1	1	23,731	21,956
Shares redeemed:
Class 1	(53,474)	(56,554)	N/A	N/A
Class 2	(12)	(11)	(52,148)	(45,709)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	358	(21,076)	21,001	40,474
Total Increase (Decrease)	2,608	(31,675)	68,536	20,005

Net Assets
Beginning of period	290,060	321,735	1,031,111	1,011,106
End of period (including undistributed net investment income as set forth below)	$292,668	$290,060	$1,099,647	$1,031,111
Undistributed (Overdistributed) Net Investment Income (Loss)	$8,003	$8,641	$16,114	$13,374

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,861	2,256	N/A	N/A
Class 2	19	4	3,422	4,450
Shares issued in reinvestment of dividends and distributions:
Class 1	824	863	N/A	N/A
Class 2	–	–	1,611	1,533
Shares redeemed:
Class 1	(4,698)	(4,963)	N/A	N/A
Class 2	(1)	(1)	(3,592)	(3,181)
Net Increase (Decrease)	5	(1,841)	1,441	2,802

(a)	Effective May 1, 2016, Bond & Mortgage Securities Account changed its name to Core Plus Bond Account.
(b)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified Balanced
Amounts in thousands	Managed Volatility Account		Diversified Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$2,269	$1,065	$51,755	$42,285
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,225	885	57,618	38,726
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	6,033	(2,470)	159,366	(79,942)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,527	(520)	268,739	1,069

Dividends and Distributions to Shareholders
From net investment income:
Class 2	(1,065)	(1,010)	(42,304)	(31,927)
From net realized gain on investments:
Class 2	(891)	(889)	(39,062)	(39,243)
Total Dividends and Distributions	(1,956)	(1,899)	(81,366)	(71,170)

Capital Share Transactions
Shares sold:
Class 2	29,857	60,772	189,404	359,378
Shares issued in reinvestment of dividends and distributions:
Class 2	1,956	1,899	81,366	71,170
Shares redeemed:
Class 2	(9,012)	(6,395)	(70,737)	(39,674)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,801	56,276	200,033	390,874
Total Increase (Decrease)	30,372	53,857	387,406	320,773

Net Assets
Beginning of period	138,384	84,527	3,201,495	2,880,722
End of period (including undistributed net investment income as set forth below)	$168,756	$138,384	$3,588,901	$3,201,495
Undistributed (Overdistributed) Net Investment Income (Loss)	$2,268	$1,064	$51,734	$42,283

Increase (Decrease) in Capital Shares
Shares sold:
Class 2	2,708	5,556	12,358	23,218
Shares issued in reinvestment of dividends and distributions:
Class 2	174	175	5,166	4,627
Shares redeemed:
Class 2	(819)	(593)	(4,563)	(2,612)
Net Increase (Decrease)	2,063	5,138	12,961	25,233

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified Growth
Amounts in thousands	Managed Volatility Account		Diversified Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$4,217	$1,718	$3,535	$2,298
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	2,834	2,049	2,284	1,333
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	14,240	(5,003)	6,186	(3,561)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,291	(1,236)	12,005	70

Dividends and Distributions to Shareholders
From net investment income:
Class 2	(1,717)	(2,225)	(2,297)	(1,447)
From net realized gain on investments:
Class 2	(2,062)	(2,050)	(1,364)	(1,285)
Total Dividends and Distributions	(3,779)	(4,275)	(3,661)	(2,732)

Capital Share Transactions
Shares sold:
Class 2	50,597	108,374	69,789	51,346
Shares issued in reinvestment of dividends and distributions:
Class 2	3,779	4,275	3,661	2,732
Shares redeemed:
Class 2	(10,827)	(6,199)	(26,555)	(21,216)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	43,549	106,450	46,895	32,862
Total Increase (Decrease)	61,061	100,939	55,239	30,200

Net Assets
Beginning of period	252,611	151,672	198,762	168,562
End of period (including undistributed net investment income as set forth below)	$313,672	$252,611	$254,001	$198,762
Undistributed (Overdistributed) Net Investment Income (Loss)	$4,216	$1,716	$3,535	$2,297

Increase (Decrease) in Capital Shares
Shares sold:
Class 2	4,597	9,801	5,705	4,273
Shares issued in reinvestment of dividends and distributions:
Class 2	333	389	295	228
Shares redeemed:
Class 2	(978)	(573)	(2,162)	(1,762)
Net Increase (Decrease)	3,952	9,617	3,838	2,739

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified International Account
Amounts in thousands			Equity Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$4,533	$6,425	$13,534	$14,903
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	(3,059)	30,288	32,296	28,852
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(889)	(32,671)	32,778	(66,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	585	4,042	78,608	(22,255)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,929)	(7,388)	(13,921)	(13,573)
Class 2	(28)	(32)	(587)	(555)
From net realized gain on investments:
Class 1	–	–	(25,545)	–
Class 2	–	–	(1,190)	–
Total Dividends and Distributions	(5,957)	(7,420)	(41,243)	(14,128)

Capital Share Transactions
Shares sold:
Class 1	10,931	16,905	23,118	37,699
Class 2	89	348	798	1,801
Shares issued in reinvestment of dividends and distributions:
Class 1	5,929	7,388	39,466	13,573
Class 2	28	32	1,777	555
Shares redeemed:
Class 1	(40,817)	(176,857)	(85,653)	(102,756)
Class 2	(89)	(238)	(3,186)	(3,046)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,929)	(152,422)	(23,680)	(52,174)
Total Increase (Decrease)	(29,301)	(155,800)	13,685	(88,557)

Net Assets
Beginning of period	274,660	430,460	536,341	624,898
End of period (including undistributed net investment income as set forth below)	$245,359	$274,660	$550,026	$536,341
Undistributed (Overdistributed) Net Investment Income (Loss)	$4,380	$5,527	$16,154	$17,695

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	818	1,167	1,041	1,674
Class 2	7	24	35	80
Shares issued in reinvestment of dividends and distributions:
Class 1	428	513	1,769	600
Class 2	2	2	80	25
Shares redeemed:
Class 1	(3,042)	(12,171)	(3,824)	(4,521)
Class 2	(7)	(16)	(143)	(136)
Net Increase (Decrease)	(1,794)	(10,481)	(1,042)	(2,278)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Government & High
Amounts in thousands	Quality Bond Account		Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$8,813	$7,956	$8,905	$9,878
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	(244)	1,203	(737)	2,468
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(3,073)	(6,505)	6,017	(14,058)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,496	2,654	14,185	(1,712)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(9,018)	(9,930)	(10,488)	(11,705)
Class 2	(87)	(58)	(139)	(108)
From net realized gain on investments:
Class 1	(44)	(402)	–	–
Class 2	(1)	(2)	–	–
Total Dividends and Distributions	(9,150)	(10,392)	(10,627)	(11,813)

Capital Share Transactions
Shares sold:
Class 1	21,631	16,889	10,644	11,316
Class 2	1,294	1,035	901	45
Shares issued in reinvestment of dividends and distributions:
Class 1	9,062	10,332	10,488	11,705
Class 2	88	60	139	108
Shares redeemed:
Class 1	(66,133)	(47,392)	(50,552)	(30,469)
Class 2	(857)	(115)	(805)	(617)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(34,915)	(19,191)	(29,185)	(7,912)
Total Increase (Decrease)	(38,569)	(26,929)	(25,627)	(21,437)

Net Assets
Beginning of period	288,496	315,425	257,196	278,633
End of period (including undistributed net investment income as set forth below)	$249,927	$288,496	$231,569	$257,196
Undistributed (Overdistributed) Net Investment Income (Loss)	$9,894	$9,104	$8,565	$9,295

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,104	1,625	1,016	1,049
Class 2	125	98	86	4
Shares issued in reinvestment of dividends and distributions:
Class 1	893	1,018	999	1,129
Class 2	8	6	13	10
Shares redeemed:
Class 1	(6,396)	(4,568)	(4,774)	(2,866)
Class 2	(83)	(11)	(77)	(57)
Net Increase (Decrease)	(3,349)	(1,832)	(2,737)	(731)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	International Emerging
Amounts in thousands	Markets Account		LargeCap Growth Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015 (a)	2016	2015
Operations
Net investment income (loss)	$927	$1,166	$454	$285
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	(3,923)	(6,376)	10,936	4,953
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	10,859	(8,516)	(17,383)	862
Net Increase (Decrease) in Net Assets Resulting from Operations	7,863	(13,726)	(5,993)	6,100

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,001)	(1,655)	(284)	(173)
Class 2	(1)	–	(1)	–
Total Dividends and Distributions	(1,002)	(1,655)	(285)	(173)

Capital Share Transactions
Shares sold:
Class 1	7,139	11,049	4,727	6,552
Class 2	80	46	519	504
Shares issued in reinvestment of dividends and distributions:
Class 1	1,001	1,655	284	173
Class 2	1	–	1	–
Shares redeemed:
Class 1	(14,752)	(14,985)	(20,972)	(17,325)
Class 2	(3)	–	(635)	(108)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,534)	(2,235)	(16,076)	(10,204)
Total Increase (Decrease)	327	(17,616)	(22,354)	(4,277)

Net Assets
Beginning of period	85,475	103,091	119,475	123,752
End of period (including undistributed net investment income as set forth below)	$85,802	$85,475	$97,121	$119,475
Undistributed (Overdistributed) Net Investment Income (Loss)	$1,306	$997	$454	$285

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	533	743	194	256
Class 2	6	3	21	20
Shares issued in reinvestment of dividends and distributions:
Class 1	68	117	11	7
Shares redeemed:
Class 1	(1,086)	(1,005)	(853)	(676)
Class 2	–	–	(26)	(4)
Net Increase (Decrease)	(479)	(142)	(653)	(397)

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			LargeCap S&P 500
Amounts in thousands	LargeCap Growth Account I		Index Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015 (a)	2016	2015 (a)
Operations
Net investment income (loss)	$96	$180	$42,090	$36,196
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	14,335	20,379	51,137	53,618
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(11,555)	(2,393)	153,494	(61,719)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,876	18,166	246,721	28,095

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	(562)	(36,006)	(29,180)
Class 2	–	(1)	(9)	(1)
From net realized gain on investments:
Class 1	(19,841)	(37,084)	(52,878)	(23,947)
Class 2	(42)	(62)	(13)	(1)
Total Dividends and Distributions	(19,883)	(37,709)	(88,906)	(53,129)

Capital Share Transactions
Shares sold:
Class 1	21,962	23,800	229,864	354,977
Class 2	399	523	691	163
Shares issued in reinvestment of dividends and distributions:
Class 1	19,841	37,646	88,884	53,127
Class 2	42	63	22	2
Shares redeemed:
Class 1	(33,148)	(29,218)	(247,711)	(212,649)
Class 2	(791)	(13)	(136)	(1)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	8,305	32,801	71,614	195,619
Total Increase (Decrease)	(8,702)	13,258	229,429	170,585

Net Assets
Beginning of period	252,887	239,629	2,033,620	1,863,035
End of period (including undistributed net investment income as set forth below)	$244,185	$252,887	$2,263,049	$2,033,620
Undistributed (Overdistributed) Net Investment Income (Loss)	$96	$–	$42,215	$36,398

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	879	846	16,115	24,799
Class 2	16	17	46	11
Shares issued in reinvestment of dividends and distributions:
Class 1	802	1,415	5,937	3,629
Class 2	2	2	2	–
Shares redeemed:
Class 1	(1,322)	(1,027)	(16,683)	(14,626)
Class 2	(32)	–	(9)	–
Net Increase (Decrease)	345	1,253	5,408	13,813

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	LargeCap S&P 500 Managed
Amounts in thousands	Volatility Index Account		LargeCap Value Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015 (a)
Operations
Net investment income (loss)	$2,955	$1,976	$2,664	$2,669
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	395	503	7,722	4,309
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	15,648	(1,200)	102	(8,693)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,998	1,279	10,488	(1,715)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,951)	–	(2,594)	(2,487)
From net realized gain on investments:
Class 1	(2,433)	(567)	(4,184)	(18,013)
Class 2	N/A	N/A	(1)	(2)
Total Dividends and Distributions	(4,384)	(567)	(6,779)	(20,502)

Capital Share Transactions
Shares sold:
Class 1	38,501	77,842	5,336	5,397
Class 2	N/A	N/A	43	20
Shares issued in reinvestment of dividends and distributions:
Class 1	4,384	567	6,778	20,500
Class 2	N/A	N/A	1	2
Shares redeemed:
Class 1	(20,605)	(14,703)	(27,887)	(21,295)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,280	63,706	(15,729)	4,624
Total Increase (Decrease)	36,894	64,418	(12,020)	(17,593)

Net Assets
Beginning of period	161,654	97,236	153,080	170,673
End of period (including undistributed net investment income as set forth below)	$198,548	$161,654	$141,060	$153,080
Undistributed (Overdistributed) Net Investment Income (Loss)	$2,958	$1,975	$2,700	$2,630

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,395	6,940	185	170
Class 2	N/A	N/A	1	1
Shares issued in reinvestment of dividends and distributions:
Class 1	371	49	237	686
Shares redeemed:
Class 1	(1,767)	(1,312)	(970)	(663)
Net Increase (Decrease)	1,999	5,677	(547)	194

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands, except for Multi-Asset Income Account	MidCap Account		Multi-Asset Income Account
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015 (a)
Operations
Net investment income (loss)	$3,717	$2,468	$3,973	$466
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	49,933	100,918	544	42
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	5,604	(90,200)	(2,459)	(1,080)
Net Increase (Decrease) in Net Assets Resulting from Operations	59,254	13,186	2,058	(572)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,454)	(3,384)	(233)	–
Class 2	(21)	(44)	(233)	–
From net realized gain on investments:
Class 1	(98,662)	(69,262)	(21)	–
Class 2	(2,445)	(1,683)	(21)	–
Total Dividends and Distributions	(103,582)	(74,373)	(508)	–

Capital Share Transactions
Shares sold:
Class 1	11,079	23,039	206,922	10,000
Class 2	244	433	–	10,000
Shares issued in reinvestment of dividends and distributions:
Class 1	101,116	72,646	254	–
Class 2	2,466	1,727	254	–
Shares redeemed:
Class 1	(109,754)	(95,380)	(35,126)	–
Class 2	(1,884)	(1,394)	–	–
Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,267	1,071	172,304	20,000
Total Increase (Decrease)	(41,061)	(60,116)	173,854	19,428

Net Assets
Beginning of period	632,680	692,796	19,428	–
End of period (including undistributed net investment income as set forth below)	$591,619	$632,680	$193,282	$19,428
Undistributed (Overdistributed) Net Investment Income (Loss)	$4,005	$3,426	$3,973	$472

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	208	381	20,275	1,000
Class 2	5	7	–	1,000
Shares issued in reinvestment of dividends and distributions:
Class 1	2,003	1,237	25	–
Class 2	49	30	25	–
Shares redeemed:
Class 1	(2,074)	(1,574)	(3,439)	–
Class 2	(35)	(24)	–	–
Net Increase (Decrease)	156	57	16,886	2,000

(a)	Period from July 28, 2015, date operations commenced, through December 31, 2015.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal Capital		Principal
Amounts in thousands	Appreciation Account		LifeTime 2010 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$2,018	$1,733	$909	$901
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	(887)	1,188	588	1,263
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	12,207	(2,462)	677	(2,628)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,338	459	2,174	(464)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,663)	(404)	(900)	(986)
Class 2	(69)	(3)	N/A	N/A
From net realized gain on investments:
Class 1	(1,127)	(2,851)	(244)	–
Class 2	(60)	(134)	N/A	N/A
Total Dividends and Distributions	(2,919)	(3,392)	(1,144)	(986)

Capital Share Transactions
Shares sold:
Class 1	3,089	3,759	7,598	5,796
Class 2	832	702	N/A	N/A
Shares issued in acquisition:
Class 1	N/A	139,230	N/A	N/A
Class 2	N/A	1,001	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	2,790	3,255	1,144	986
Class 2	129	137	N/A	N/A
Shares redeemed:
Class 1	(23,315)	(21,791)	(8,263)	(11,512)
Class 2	(1,580)	(1,192)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,055)	125,101	479	(4,730)
Total Increase (Decrease)	(7,636)	122,168	1,509	(6,180)

Net Assets
Beginning of period	162,249	40,081	41,132	47,312
End of period (including undistributed net investment income as set forth below)	$154,613	$162,249	$42,641	$41,132
Undistributed (Overdistributed) Net Investment Income (Loss)	$2,001	$1,745	$909	$900

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	137	169	618	456
Class 2	38	30	N/A	N/A
Shares issued in acquisition:
Class 1	N/A	6,089	N/A	N/A
Class 2	N/A	44	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	119	143	91	79
Class 2	6	6	N/A	N/A
Shares redeemed:
Class 1	(1,030)	(967)	(670)	(912)
Class 2	(70)	(53)	N/A	N/A
Net Increase (Decrease)	(800)	5,461	39	(377)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal
Amounts in thousands	LifeTime 2020 Account		LifeTime 2030 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015 (a)	2016	2015 (a)
Operations
Net investment income (loss)	$3,823	$3,660	$2,262	$1,988
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	2,256	6,614	1,677	4,932
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	4,384	(12,276)	2,934	(8,152)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,463	(2,002)	6,873	(1,232)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,660)	(5,282)	(1,987)	(3,046)
Class 2	–	(1)	(1)	–
From net realized gain on investments:
Class 1	(6,622)	(9,330)	(4,946)	(4,446)
Class 2	(1)	(1)	(2)	(1)
Total Dividends and Distributions	(10,283)	(14,614)	(6,936)	(7,493)

Capital Share Transactions
Shares sold:
Class 1	19,886	23,798	20,095	18,970
Class 2	1	26	68	28
Shares issued in reinvestment of dividends and distributions:
Class 1	10,282	14,612	6,933	7,492
Class 2	1	2	3	1
Shares redeemed:
Class 1	(34,689)	(42,280)	(19,831)	(18,013)
Class 2	(1)	–	(5)	(1)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,520)	(3,842)	7,263	8,477
Total Increase (Decrease)	(4,340)	(20,458)	7,200	(248)

Net Assets
Beginning of period	191,012	211,470	116,717	116,965
End of period (including undistributed net investment income as set forth below)	$186,672	$191,012	$123,917	$116,717
Undistributed (Overdistributed) Net Investment Income (Loss)	$3,822	$3,659	$2,262	$1,988

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,572	1,743	1,776	1,550
Class 2	–	2	6	2
Shares issued in reinvestment of dividends and distributions:
Class 1	812	1,118	607	630
Shares redeemed:
Class 1	(2,753)	(3,106)	(1,754)	(1,465)
Net Increase (Decrease)	(369)	(243)	635	717

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal
Amounts in thousands	LifeTime 2040 Account		LifeTime 2050 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015 (a)	2016	2015 (a)
Operations
Net investment income (loss)	$788	$690	$400	$339
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	467	1,810	242	1,071
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	1,396	(2,974)	628	(1,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,651	(474)	1,270	(119)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(689)	(1,129)	(338)	(602)
Class 2	–	–	(1)	(1)
From net realized gain on investments:
Class 1	(1,822)	(1,632)	(1,074)	(1,069)
Class 2	(1)	(1)	(2)	(1)
Total Dividends and Distributions	(2,512)	(2,762)	(1,415)	(1,673)

Capital Share Transactions
Shares sold:
Class 1	10,815	12,548	6,541	6,576
Class 2	157	11	57	37
Shares issued in reinvestment of dividends and distributions:
Class 1	2,511	2,761	1,412	1,671
Class 2	1	1	3	2
Shares redeemed:
Class 1	(8,743)	(9,118)	(4,636)	(4,753)
Class 2	(40)	–	(1)	–
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,701	6,203	3,376	3,533
Total Increase (Decrease)	4,840	2,967	3,231	1,741

Net Assets
Beginning of period	45,271	42,304	23,537	21,796
End of period (including undistributed net investment income as set forth below)	$50,111	$45,271	$26,768	$23,537
Undistributed (Overdistributed) Net Investment Income (Loss)	$789	$690	$400	$339

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	816	871	503	473
Class 2	12	1	4	3
Shares issued in reinvestment of dividends and distributions:
Class 1	186	196	109	123
Shares redeemed:
Class 1	(652)	(639)	(367)	(335)
Class 2	(3)	–	–	–
Net Increase (Decrease)	359	429	249	264

(a)	Period from May 1, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal		Principal LifeTime
Amounts in thousands	LifeTime 2060 Account		Strategic Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$37	$28	$574	$625
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	20	80	59	708
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	91	(150)	550	(1,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	148	(42)	1,183	(209)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(28)	(22)	(625)	(608)
From net realized gain on investments:
Class 1	(81)	(32)	–	–
Total Dividends and Distributions	(109)	(54)	(625)	(608)

Capital Share Transactions
Shares sold:
Class 1	1,074	1,759	4,136	3,369
Shares issued in reinvestment of dividends and distributions:
Class 1	109	54	625	608
Shares redeemed:
Class 1	(675)	(445)	(5,030)	(8,724)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	508	1,368	(269)	(4,747)
Total Increase (Decrease)	547	1,272	289	(5,564)

Net Assets
Beginning of period	2,097	825	24,452	30,016
End of period (including undistributed net investment income as set forth below)	$2,644	$2,097	$24,741	$24,452
Undistributed (Overdistributed) Net Investment Income (Loss)	$37	$28	$574	$625

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	93	142	365	292
Shares issued in reinvestment of dividends and distributions:
Class 1	9	5	55	54
Shares redeemed:
Class 1	(58)	(36)	(443)	(760)
Net Increase (Decrease)	44	111	(23)	(414)

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Real Estate Securities Account		SAM Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$2,266	$2,514	$16,289	$16,480
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	15,753	14,073	17,456	50,604
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	(9,074)	(10,156)	18,450	(73,516)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,945	6,431	52,195	(6,432)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,262)	(2,423)	(14,648)	(22,820)
Class 2	(30)	(27)	(1,830)	(2,672)
From net realized gain on investments:
Class 1	(13,801)	(4,938)	(42,234)	(58,520)
Class 2	(205)	(56)	(5,993)	(7,497)
Total Dividends and Distributions	(16,298)	(7,444)	(64,705)	(91,509)

Capital Share Transactions
Shares sold:
Class 1	18,296	18,700	17,710	24,942
Class 2	2,880	1,699	7,262	9,886
Shares issued in reinvestment of dividends and distributions:
Class 1	16,063	7,361	56,882	81,340
Class 2	235	83	7,823	10,169
Shares redeemed:
Class 1	(27,728)	(32,474)	(124,098)	(113,505)
Class 2	(704)	(263)	(12,908)	(12,203)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	9,042	(4,894)	(47,329)	629
Total Increase (Decrease)	1,689	(5,907)	(59,839)	(97,312)

Net Assets
Beginning of period	161,286	167,193	829,448	926,760
End of period (including undistributed net investment income as set forth below)	$162,975	$161,286	$769,609	$829,448
Undistributed (Overdistributed) Net Investment Income (Loss)	$2,534	$2,560	$16,288	$16,475

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	819	826	1,215	1,554
Class 2	129	75	500	616
Shares issued in reinvestment of dividends and distributions:
Class 1	720	339	3,950	5,380
Class 2	10	4	548	678
Shares redeemed:
Class 1	(1,259)	(1,458)	(8,502)	(7,117)
Class 2	(31)	(12)	(892)	(762)
Net Increase (Decrease)	388	(226)	(3,181)	349

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative		SAM Conservative
Amounts in thousands	Balanced Portfolio		Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$5,415	$5,189	$4,841	$4,017
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,844	8,204	6,596	18,450
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	5,463	(14,940)	8,423	(25,979)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,722	(1,547)	19,860	(3,512)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,787)	(6,438)	(2,733)	(4,461)
Class 2	(401)	(547)	(1,285)	(2,142)
From net realized gain on investments:
Class 1	(7,189)	(9,390)	(10,021)	(12,644)
Class 2	(669)	(857)	(5,670)	(6,779)
Total Dividends and Distributions	(13,046)	(17,232)	(19,709)	(26,026)

Capital Share Transactions
Shares sold:
Class 1	12,758	18,108	15,068	20,596
Class 2	995	4,029	7,358	13,112
Shares issued in reinvestment of dividends and distributions:
Class 1	11,976	15,828	12,754	17,105
Class 2	1,070	1,404	6,955	8,921
Shares redeemed:
Class 1	(34,175)	(29,800)	(27,690)	(23,015)
Class 2	(2,352)	(2,783)	(9,802)	(10,666)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,728)	6,786	4,643	26,053
Total Increase (Decrease)	(10,052)	(11,993)	4,794	(3,485)

Net Assets
Beginning of period	211,359	223,352	297,737	301,222
End of period (including undistributed net investment income as set forth below)	$201,307	$211,359	$302,531	$297,737
Undistributed (Overdistributed) Net Investment Income (Loss)	$5,415	$5,188	$4,840	$4,017

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,101	1,476	886	1,102
Class 2	87	326	436	708
Shares issued in reinvestment of dividends and distributions:
Class 1	1,042	1,341	745	958
Class 2	94	120	411	505
Shares redeemed:
Class 1	(2,964)	(2,420)	(1,612)	(1,231)
Class 2	(203)	(229)	(579)	(577)
Net Increase (Decrease)	(843)	614	287	1,465

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SAM Flexible Income Portfolio		SAM Strategic Growth Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$7,135	$7,074	$3,643	$3,232
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	1,273	5,358	6,881	14,756
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	6,051	(15,437)	3,587	(22,288)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,459	(3,005)	14,111	(4,300)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(6,448)	(7,549)	(2,030)	(3,221)
Class 2	(626)	(733)	(1,201)	(1,996)
From net realized gain on investments:
Class 1	(3,768)	(5,112)	(7,617)	(10,578)
Class 2	(397)	(529)	(5,429)	(7,305)
Total Dividends and Distributions	(11,239)	(13,923)	(16,277)	(23,100)

Capital Share Transactions
Shares sold:
Class 1	17,181	16,242	13,805	22,084
Class 2	1,602	7,048	9,704	10,077
Shares issued in reinvestment of dividends and distributions:
Class 1	10,216	12,661	9,647	13,799
Class 2	1,023	1,262	6,630	9,301
Shares redeemed:
Class 1	(34,729)	(28,075)	(19,319)	(16,304)
Class 2	(3,971)	(5,419)	(7,350)	(8,864)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,678)	3,719	13,117	30,093
Total Increase (Decrease)	(5,458)	(13,209)	10,951	2,693

Net Assets
Beginning of period	221,936	235,145	238,002	235,309
End of period (including undistributed net investment income as set forth below)	$216,478	$221,936	$248,953	$238,002
Undistributed (Overdistributed) Net Investment Income (Loss)	$7,132	$7,073	$3,643	$3,231

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,375	1,243	752	1,080
Class 2	130	536	533	498
Shares issued in reinvestment of dividends and distributions:
Class 1	820	1,011	521	712
Class 2	83	102	361	484
Shares redeemed:
Class 1	(2,782)	(2,174)	(1,053)	(798)
Class 2	(320)	(416)	(404)	(442)
Net Increase (Decrease)	(694)	302	710	1,534

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Short-Term Income Account		SmallCap Account(a)
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015 (b)
Operations
Net investment income (loss)	$3,181	$3,583	$2,133	$581
Net realized gain (loss) on investments, foreign currencies, futures,
options and swaptions, short sales, and swap agreements	198	(32)	(4,061)	8,464
Change in unrealized appreciation/depreciation of investments, futures, options and swaptions,
short sales, swap agreements, and translation of assets and liabilities in foreign currencies	429	(1,547)	34,024	(19,142)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,808	2,004	32,096	(10,097)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,533)	(4,419)	(484)	(139)
Class 2	(47)	(40)	(4)	(3)
From net realized gain on investments:
Class 1	–	–	(8,270)	(6,835)
Class 2	–	–	(204)	(147)
Total Dividends and Distributions	(3,580)	(4,459)	(8,962)	(7,124)

Capital Share Transactions
Shares sold:
Class 1	41,622	23,745	8,874	9,007
Class 2	1,395	1,163	353	1,824
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	166,992
Class 2	N/A	N/A	N/A	4,615
Shares issued in reinvestment of dividends and distributions:
Class 1	3,533	4,419	8,754	6,974
Class 2	47	40	208	150
Shares redeemed:
Class 1	(35,684)	(132,587)	(35,635)	(25,589)
Class 2	(849)	(594)	(706)	(1,567)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	10,064	(103,814)	(18,152)	162,406
Total Increase (Decrease)	10,292	(106,269)	4,982	145,185

Net Assets
Beginning of period	162,318	268,587	209,867	64,682
End of period (including undistributed net investment income as set forth below)	$172,610	$162,318	$214,849	$209,867
Undistributed (Overdistributed) Net Investment Income (Loss)	$3,181	$3,580	$2,087	$599

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	16,232	9,199	654	627
Class 2	545	449	27	121
Shares issued in acquisition:
Class 1	N/A	N/A	N/A	11,187
Class 2	N/A	N/A	N/A	309
Shares issued in reinvestment of dividends and distributions:
Class 1	1,385	1,740	630	475
Class 2	19	16	15	10
Shares redeemed:
Class 1	(13,948)	(51,006)	(2,644)	(1,754)
Class 2	(333)	(231)	(50)	(106)
Net Increase (Decrease)	3,900	(39,833)	(1,368)	10,869

(a)	Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.
(b)	Period from February 17, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Balanced Account, Bond Market Index Account, Core Plus Bond Account, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Index Account, LargeCap Value Account, MidCap Account, Multi-Asset Income Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account and SmallCap Account, (known as the “Accounts”), are presented herein.

Each of the Accounts is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Accounts was an investment company at all times during the year. The Accounts have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective February 17, 2015, the initial purchase of $10,000 of Class 2 shares of SmallCap Account was made by Principal Management Corporation (the “Manager”).

Effective April 17, 2015, Principal Capital Appreciation Account acquired all the assets and assumed all the liabilities of LargeCap Blend Account II pursuant to a plan of acquisition approved by shareholders on April 10, 2015. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 16,768,000 shares from LargeCap Blend Account II for 6,133,000 shares valued at $140,231,000 of Principal Capital Appreciation Account at an approximate exchange rate of .37 for Class 1 and Class 2 shares. The investment securities of LargeCap Blend Account II, with a fair value of approximately $133,987,000 and a cost of $121,386,000, were the primary asset acquired by Principal Capital Appreciation Account on April 17, 2015. For financial reporting purposes, assets received and shares issued by Principal Capital Appreciation Account were recorded at fair value; however the cost basis of the investments received from LargeCap Blend Account II was carried forward to align ongoing reporting of Principal Capital Appreciation Account. The aggregate net assets of LargeCap Blend Account II and Principal Capital Appreciation Account immediately prior to the acquisition in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) were approximately $140,231,000 ($1,448,000 of accumulated realized losses and $12,601,000 of unrealized appreciation) and $40,552,000, respectively. The aggregate net assets of Principal Capital Appreciation Account immediately following the acquisition were $180,783,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal year for Principal Capital Appreciation Account, Principal Capital Appreciation Account’s pro forma results of operations for the year ended December 31, 2015, would have been $2,211,000 of net investment income, $139,000 of net realized and unrealized gain on investments, and $2,350,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Blend Account II that have been included in Principal Capital Appreciation Account’s statement of operations since April 17, 2015.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

1. Organization (Continued)

Effective April 17, 2015, SmallCap Account acquired all the assets and assumed all the liabilities of SmallCap Growth Account II and SmallCap Value Account I pursuant to a plan of acquisition approved by shareholders on April 10, 2015. The purpose of the acquisition was to combine three accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 4,083,000 and 7,295,000 shares from SmallCap Growth Account II and SmallCap Value Account I, respectively for 4,587,000 and 6,909,000 shares valued at $68,471,000 and $103,136,000 of SmallCap Account at an approximate exchange rate of 1.13 and 1.10 for Class 1 and Class 2 shares and .95 and .94 for Class 1 and Class 2 shares, respectively. The investment securities of SmallCap Growth Account II, with a fair value of approximately $65,319,000 and a cost of $64,126,000, and the investment securities of SmallCap Value Account I with a fair value of approximately $98,490,000 and a cost of $95,480,000 were the primary asset acquired by SmallCap Account on April 17, 2015. For financial reporting purposes, assets received and shares issued by SmallCap Account were recorded at fair value; however the cost basis of the investments received from SmallCap Growth Account II and SmallCap Value Account I were carried forward to align ongoing reporting of SmallCap Account. The aggregate net assets of SmallCap Growth Account II, SmallCap Value Account I and SmallCap Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $68,471,000 ($194,000 of accumulated realized gain and $1,193,000 of unrealized appreciation) $103,136,000 ($665,000 of accumulated realized losses and $3,010,000 of unrealized appreciation) and $68,436,000, respectively. The aggregate net assets of SmallCap Account immediately following the acquisition were $240,043,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal year for SmallCap Account, SmallCap Account’s pro forma results of operations for the year ended December 31, 2015, would have been $974,000 of net investment income, $4,922,000 of net realized and unrealized loss on investments, and $3,948,000 of net decrease in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Growth Account II and SmallCap Value Account I that have been included in SmallCap Account’s statement of operations since April 17, 2015.

Effective May 1, 2015, the initial purchases of $10,000 of Class 2 shares of Core Plus Bond Account, International Emerging Markets Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account and Principal LifeTime 2050 Account were made by the Manager.

Effective July 28, 2015, the initial purchases of $10,000 of Class 1 and Class 2 shares of Multi-Asset Income Account were made by the Manager.

Effective April 8, 2016, Money Market Account liquidated its net assets and proceeds were sent to shareholders. Effective May 1, 2016, Bond & Mortgage Securities Account changed its name to Core Plus Bond Account. Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Accounts:

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

2. Significant Accounting Policies (Continued)

Security Valuation. Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, and Principal LifeTime Strategic Income Account (collectively, the “Principal LifeTime Accounts”) along with SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) and Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account and Multi-Asset Income Account invest in combinations of other series of the Fund and Principal Funds, Inc. which are valued at the closing net asset value per share of each respective fund on the day of valuation. In addition, the SAM Portfolios invest in Principal Exchange-Traded Funds, which are valued at fair value. The Accounts also invest in other publicly traded investment funds. Other publicly traded investment funds are valued at the respective fund’s net asset value. The shares of the other series of the Fund, Principal Funds, Inc., Principal Exchange-Traded Funds, and other publicly traded investment funds are referred to as the “Underlying Funds”.

The Accounts (with the exception of Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Multi-Asset Income Account, Principal LifeTime Accounts, and SAM Portfolios) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Accounts’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

2. Significant Accounting Policies (Continued)

The following Accounts held securities denominated in foreign currencies that exceeded 5% of net assets of the Account:

		International Emerging
Diversified International Account		Markets Account
Euro	21.4%	Hong Kong Dollar	18.8%
Japanese Yen	18.0	South Korean Won	15.5
Canadian Dollar	12.4	New Taiwan Dollar	13.9
British Pound Sterling	11.8	Brazilian Real	8.9
Swiss Franc	6.0	Indian Rupee	7.3
		South African Rand	7.1

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular Account are charged to that Account. Other Account expenses not directly attributed to a particular Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account and Multi-Asset Income Account (collectively, the “Fund of Funds”) bears directly, each of the Fund of Funds indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Fund of Funds may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Fund of Funds will vary. Expenses included in the statements of operations of the Fund of Funds reflect the expenses of each Fund of Fund and do not include any expenses associated with the Underlying Funds.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, amortization of premiums and discounts, options and futures contracts, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, short sales, partnership investments, REITs, utilization of earnings and profits distributed to shareholders on redemption of shares, foreign currency transactions, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Real Estate Securities Account receives distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Accounts intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2016, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the shorter of the fiscal years from 2013-2015 or commencement of the fund’s operations to 2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Accounts have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Gains realized upon the disposition of certain foreign securities held by certain of the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At December 31, 2016, Diversified International Account had no foreign tax refund receivable and had no deferred tax liability and International Emerging Markets Account had no foreign tax refund receivable and had no deferred tax liability relating to foreign securities.

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The new rules and forms will be effective beginning in 2017. At this time, management is evaluating the implications of these changes on the financial statements.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended December 31, 2016, Bond Market Index Account, Core Plus Bond Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Index Account, LargeCap Value Account, Principal Capital Appreciation Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Account each loaned to the Facility. The interest income received is included in interest income on the statements of operations.

During the year ended December 31, 2016, accounts borrowing from the Facility were as follows (amounts in thousands):

	Average	Weighted Average
	Outstanding Balance	Interest Rate
Diversified International Account	$186	0.94%
International Emerging Markets Account	15	0.96
LargeCap Growth Account	27	0.88
LargeCap S&P 500 Index Account	28	1.16
LargeCap Value Account	9	0.91
MidCap Account	242	0.94
Real Estate Securities Account	28	0.98

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, certain of the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. The Accounts did not borrow against the line of credit during the year ended December 31, 2016.

Counterparties. The Accounts may be exposed to counterparty risk, or the risk that another party with which the Accounts have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Accounts exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Accounts in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Accounts. If the unpaid amount owed to the Accounts subsequently decreases, the Accounts would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

The financial instruments that are subject to Master Netting Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies (Continued)

Deposits with Counterparty. Cash pledged as collateral is reflected as an asset on the statement of assets and liabilities as deposits with counterparty. There are a variety of security types which require varying levels of pledged collateral. Customer account agreements govern cleared derivatives transactions such as futures contracts and certain swap agreements. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. International Swaps and Derivatives Association (“ISDA”) accounts are maintained in a segregated account at the custodian for OTC Derivatives. Master Securities Forward Transaction Agreements (“MSFTA”) accounts are also maintained in a segregated account at the custodian for collateral related to forward currency contracts and TBA securities.

For the year ended December 31, 2016, deposits with counterparty were as follows (amounts in thousands):

		MSFTA (Forward
	FCM (Futures	Currency Contracts and
	and Cleared Swaps)	TBA Securities)	ISDA (OTC Derivatives)
Bond Market Index Account	$—	$1,021	$—
Core Plus Bond Account	—	—	1
LargeCap Growth Account I	530	—	—

Foreign Currency Contracts. Certain of the Accounts may be subject to foreign currency exchange rate risk in the normal course of pursuing such Account’s investment objectives. The Accounts may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Accounts enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in fair value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Multi-Asset Income Account, Principal LifeTime Accounts, and SAM Portfolios) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on financial derivative instruments. Future contracts are marked to market daily at the closing settlement price or in the absence of such a price, the most recent quoted bid price. If there are no quotations available, the security is valued at the last available closing settlement price. During the period the futures contracts are open, daily changes in the fair value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies (Continued)

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Inflation-Indexed Bonds. Certain of the Accounts may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the statements of operations, even though the Accounts would not receive the principal until maturity.

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Options Contracts. During the period LargeCap S&P 500 Managed Volatility Index Account wrote call and put options on indices it owns or in which it may invest for both hedging and non-hedging purposes. Writing put options tends to increase a fund’s exposure to the underlying instrument. Writing call options tends to decrease a fund’s exposure to the underlying instrument. When a fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as options contracts written on the statements of assets and liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying index to determine the realized gain or loss. A fund, as a writer of an option, has no control over whether the underlying index may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the index underlying the written option. There is the risk a fund may not be able to enter into a closing transaction because of an illiquid market. A fund may also purchase put and call options. Purchasing call options tends to increase a fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a fund’s exposure to the underlying instrument. A fund pays a premium which is included on the fund’s statements of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying index transaction to determine the realized gain or loss. Details of options contracts open at period end are included in the Funds' schedules of investments. Transactions in options written during the year ended December 31, 2016, were as follows:

LargeCap S&P 500 Managed Volatility Index Account	Number of Contracts	Premium (thousands)
Beginning of year	410	$355
Options written	11,716	10,678
Options expired	(7,676)	(6,963)
Options closed	(4,050)	(3,776)
Options exercised	—	—
Balance at end of period	400	294

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies (Continued)

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Accounts in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the account and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the senior floating rate interests, the Accounts may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Accounts are obligated to fund these commitments at the borrower’s discretion. Therefore, the Accounts must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of December 31, 2016, the Accounts had no unfunded loan commitments outstanding.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies (Continued)

Short Sales. Bond Market Index Account LargeCap Growth Account I entered into short sales transactions during the period. A short sale is a transaction in which an account sells a security it does not own as a hedge against some of its long positions and/or in anticipation of a decline in the market price of the security. The account must borrow the security sold short and deliver it to the broker dealer which made the short sale. A security sold in a short sale transaction and the interest or dividend payable on the security if any, is reflected as a liability on the statement of assets and liabilities. The account is obligated to pay any interest or dividends received on the borrowed securities. Interest accrued and dividends declared on short positions are recorded as an expense and appear as dividends and interest on shorts on the statement of operations. An account is obligated to deliver the security at the market price at the time the short position is closed. Possible losses from short sales may be unlimited.

The account is required to pledge cash or securities to the broker as collateral for securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with the broker for collateral is included in deposits with counterparty on the statement of assets and liabilities and securities segregated as collateral are footnoted in the schedule of investments. The account may pay broker’s fees on the borrowed securities and may also pay a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. These fees are included as short sale fees on the statement of operations.

Swap Agreements. Core Plus Bond Account invested in swap agreements during the period. Swap agreements are privately negotiated agreements between an account and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. An Account may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities.

Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

The Accounts and any counterparty are required to maintain an agreement that requires the Accounts and that counterparty to monitor the net fair value of all derivative transactions entered into pursuant to the contract between the Accounts and such counterparty. If the net fair value of such derivatives transactions between the Accounts and that counterparty exceeds a certain threshold (as defined in the agreement), the Accounts or the counterparty are required to post cash and/or securities as collateral. Fair values of derivatives transactions presented in the financial statements are not netted with the fair values of other derivatives transactions or with any collateral amounts posted by the Accounts or any counterparty.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, an Account would add leverage to its portfolio because, in addition to its total net assets, an Account would be subject to investment exposure on the notional amount of the swap.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies (Continued)

If an Account is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the account will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If an Account is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an Account will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. An Account may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that an Account as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2016 for which an Account is the seller of protection are disclosed in the footnotes to the schedules of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by an Account for the same referenced entity or entities.

Interest rate swaps involve the commitment to exchange cash flows based on changes in the value of a specific reference security or basket of securities.

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Accounts commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Underlying Funds. The performance and risks of each Principal LifeTime Account, SAM Portfolio, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, and Multi-Asset Income Account (singly, “a fund of funds” and collectively, “the funds of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies (Continued)

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Multi-Asset Income Account and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. The Manager, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of December 31, 2016, the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, and Multi-Asset Income Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

	Total Percentage		Total Percentage
	of Outstanding		of Outstanding
Account	Shares Owned	Account	Shares Owned
Bond Market Index Account	99.81%	LargeCap S&P 500 Index Account	90.38%
Core Plus Bond Account	22.99	LargeCap S&P 500 Managed Volatility Index Account	100.00
Equity Income Account	33.80	MidCap Account	10.42
Government & High Quality Bond Account	35.54	Short-Term Income Account	12.65
Income Account	94.06

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Accounts may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Accounts’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2016

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts in thousands):

	Asset Derivatives December 31, 2016			Liability Derivatives December 31, 2016
Derivatives not accounted for			Fair		Fair
as hedging instruments	Statement of Assets and Liabilities Location		Value	Statement of Assets and Liabilities Location	Value
Core Plus Bond Account
Credit contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$183	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized		$10*	Payables, Net Assets Consist of Net unrealized	$76	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
		Total$	10		$259
LargeCap Growth Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$24	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Index Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$—	Payables, Net Assets Consist of Net unrealized	$193	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments
LargeCap S&P 500 Managed Volatility Index Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized		$388	Payables, Net Assets Consist of Net unrealized	$217	*
	appreciation (depreciation) of investments			appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of exchange cleared swaps and futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

			Change in Unrealized
			Appreciation/(Depreciation) of
Derivatives not accounted for	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Derivatives Recognized in Statement
as hedging instruments	Recognized in Statement of Operations	Recognized in Statement of Operations	of Operations
Core Plus Bond Account
Credit contracts	Net realized gain (loss) from Swap	$(962)	$(204)
	agreements/Change in unrealized
	appreciation/(depreciation) of Swap
	agreements
Interest rate contracts	Net realized gain (loss) from Futures	$408	$(127)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
	Total	$(554)	$(331)
LargeCap Growth Account I
Equity contracts	Net realized gain (loss) from Futures	$802	$9
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap S&P 500 Index Account
Equity contracts	Net realized gain (loss) from Futures	$2,669	$(434)
	contracts/Change in unrealized
	appreciation/(depreciation) of Futures
	contracts
LargeCap S&P 500 Managed Volatility Index Account
Equity contracts	Net realized gain (loss) from Investment	$(120)	$(7)
	transactions, Futures contracts, and Options
	and swaptions/Change in unrealized
	appreciation/(depreciation) of Investments,
	Futures contracts, and Options and
	swaptions

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies (Continued)

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with changing cash balances. Long and short U.S. Treasury futures contracts are used to obtain interest rate exposure in order to manage duration of the Core Plus Bond Account.

The following table includes a summary of the average quarterly outstanding volume by derivative instrument type for the year ended December 31, 2016:

		Average Notional (in
		thousands) or
Contract Type	Derivative Type	Number of Contracts
Core Plus Bond Account
Credit Contracts	Exchange Cleared Credit Default Swaps - Buy Protection	$10,106
Interest Rate Contracts	Futures - Long	$11,197
	Futures - Short	$7,191
LargeCap Growth Account I
Equity Contracts	Futures - Long	$7,546
LargeCap S&P 500 Index Account
Equity Contracts	Futures - Long	$33,221
LargeCap S&P 500 Managed Volatility
Index Account
Equity Contracts	Futures - Long	$3,551
	Purchases Options	400
	Written Options	400

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

4. Fair Value (Continued)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

*Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

*Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

*Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

4. Fair Value (Continued)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Account’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Account’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward.

The table below includes transfers from Level 1 to Level 2 at December 31, 2016 due to lack of exchange traded valuation data:

Diversified International Account	$995,550
International Emerging Markets Account	1,579,454

In addition, the following amounts were transferred from Level 1 to Level 2 at December 31, 2016 to reflect events that occurred after the close of a certain foreign market or exchange but prior to the calculation of the net asset value:

Diversified International Account	$919,012
International Emerging Markets Account	1,793,841

In the Core Plus Bond Account, $398,100 was transferred from Level 2 to Level 1 at December 31, 2016 due to the resumption of trading for a previous thinly traded security .

The following is a summary of the inputs used as of December 31, 2016 in valuing the Funds' securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)
Balanced Account
Bonds*		$—	$8,927	$—	$8,927
Common Stocks
Basic Materials		906	—	—	906
Communications		3,418	—	—	3,418
Consumer, Cyclical		2,819	—	—	2,819
Consumer, Non-cyclical		5,053	—	—	5,053
Energy		1,813	24	—	1,837
Financial		4,952	—	—	4,952
Industrial		2,836	—	—	2,836
Technology		3,104	—	—	3,104
Utilities		807	—	—	807
Investment Companies*		946	—	—	946
Senior Floating Rate Interests*		—	39	—	39
U.S. Government & Government Agency Obligations*		—	6,913	—	6,913
	Total investments in securities $	26,654	$15,903	$—	$42,557

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

4. Fair Value (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Bond Market Index Account
Bonds*	$—	$740,975	$—	$740,975
Investment Companies*	170,977	—	—	170,977
Municipal Bonds*	—	20,594	—	20,594
U.S. Government & Government Agency Obligations*	—	1,407,657	—	1,407,657
Total investments in securities $	170,977	$2,169,226	$—	$2,340,203
Short Sales
U.S. Government & Government Agency Obligations	$—	$(297)	$—	$(297)
Total Short Sales $	—	$(297)	$—	$(297)

Core Plus Bond Account
Bonds*	$—	$188,780	$—	$188,780
Common Stocks*	171	—	—	171
Convertible Bonds*	—	58	—	58
Investment Companies*	9,043	—	—	9,043
Preferred Stocks	1,292	—	—	1,292
Senior Floating Rate Interests*	—	6,393	—	6,393
U.S. Government & Government Agency Obligations*	—	103,284	—	103,284
Total investments in securities $	10,506	$298,515	$—	$309,021
Assets
Interest Rate Contracts**
Futures	$10	$—	$—	$10
Liabilities
Credit Contracts**
Exchange Cleared Credit Default Swaps	$—	$(183)	$—	$(183)
Interest Rate Contracts**
Futures	$(76)	$—	$—	$(76)

Diversified Balanced Account
Investment Companies*	$1,099,934	$—	$—	$1,099,934
Total investments in securities $	1,099,934	$—	$—	$1,099,934

Diversified Balanced Managed Volatility Account
Investment Companies*	$168,802	$—	$—	$168,802
Total investments in securities $	168,802	$—	$—	$168,802

Diversified Growth Account
Investment Companies*	$3,589,826	$—	$—	$3,589,826
Total investments in securities $	3,589,826	$—	$—	$3,589,826

Diversified Growth Managed Volatility Account
Investment Companies*	$313,756	$—	$—	$313,756
Total investments in securities $	313,756	$—	$—	$313,756

Diversified Income Account
Investment Companies*	$254,069	$—	$—	$254,069
Total investments in securities $	254,069	$—	$—	$254,069

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

4. Fair Value (Continued)
			Level 2 - Other
	Level 1 - Quoted		Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Diversified International Account
Common Stocks
Basic Materials		$2,168	$8,866	$—	$11,034
Communications		2,089	22,664	—	24,753
Consumer, Cyclical		6,906	30,256	—	37,162
Consumer, Non-cyclical		2,125	32,906	—	35,031
Diversified		—	1,484	—	1,484
Energy		6,924	10,712	—	17,636
Financial		16,638	43,218	—	59,856
Diversified International Account (continued)
Industrial		$2,541	$27,348	$—	$29,889
Technology		1,590	18,751	—	20,341
Utilities		—	4,115	—	4,115
Investment Companies*		663	—	—	663
Preferred Stocks
Basic Materials		—	1,713	—	1,713
Diversified		—	883	—	883
	Total investments in securities $	41,644	$202,916	$—	$244,560

Equity Income Account
Common Stocks*		$540,581	$—	$—	$540,581
Investment Companies*		8,561	—	—	8,561
	Total investments in securities $	549,142	$—	$—	$549,142

Government & High Quality Bond Account
Bonds*		$—	$72,556	$—	$72,556
Investment Companies*		4,776	—	—	4,776
U.S. Government & Government Agency Obligations*		—	172,306	—	172,306
	Total investments in securities $	4,776	$244,862	$—	$249,638

Income Account
Bonds*		$—	$140,547	$—	$140,547
Common Stocks
Energy		589	—	—	589
Industrial		—	—	2,675	2,675
Investment Companies*		11,704	—	—	11,704
Senior Floating Rate Interests*		—	—	257	257
U.S. Government & Government Agency Obligations*		—	75,876	—	75,876
	Total investments in securities $	12,293	$216,423	$2,932	$231,648

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
International Emerging Markets Account
Common Stocks
Basic Materials		$505	$4,004	$—	$4,509
Communications		2,892	10,936	—	13,828
Consumer, Cyclical		613	5,483	—	6,096
Consumer, Non-cyclical		895	5,378	—	6,273
Diversified		—	306	—	306
Energy		—	9,245	—	9,245
Financial		1,926	19,074	—	21,000
Industrial		801	3,016	—	3,817
Technology		1,203	12,173	—	13,376
Utilities		—	1,918	—	1,918
Investment Companies*		1,172	—	—	1,172
Preferred Stocks
Basic Materials		—	801	—	801
Communications		—	46	—	46
Diversified		—	1,354	—	1,354
Energy		—	591	—	591
Financial		—	1,348	—	1,348
	Total investments in securities $	10,007	$75,673	$—	$85,680

LargeCap Growth Account
Common Stocks*		$94,265	$—	$—	$94,265
Investment Companies*		2,837	—	—	2,837
	Total investments in securities $	97,102	$—	$—	$97,102

LargeCap Growth Account I
Common Stocks
Basic Materials		$805	$—	$—	$805
Communications		52,529	—	32	52,561
Consumer, Cyclical		32,000	—	—	32,000
Consumer, Non-cyclical		62,413	—	—	62,413
Energy		211	—	—	211
Financial		20,632	—	—	20,632
Industrial		26,824	—	—	26,824
Technology		39,977	—	—	39,977
Utilities		9	—	—	9
Convertible Preferred Stocks
Communications		—	—	962	962
Investment Companies*		7,214	—	—	7,214
Preferred Stocks
Communications		—	—	254	254
Technology		—	281	—	281
	Total investments in securities $	242,614	$281	$1,248	$244,143
Short Sales
Common Stocks
Consumer, Cyclical		$(65)	$—	$—	$(65)
Financial		(9)	—	—	(9)
	Total Short Sales $	(74)	$—	$—	$(74)

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)
LargeCap Growth Account I (continued)
Liabilities
Equity Contracts**
Futures		$(24)	$—	$—	$(24)

LargeCap S&P 500 Index Account
Common Stocks*		$2,213,600	$—	$—	$2,213,600
Investment Companies*		11,979	—	—	11,979
	Total investments in securities $	2,225,579	$—	$—	$2,225,579
Liabilities
Equity Contracts**
Futures		(193)	—	—	(193)

LargeCap S&P 500 Managed Volatility Index Account
Common Stocks*		$182,625	$—	$—	$182,625
Investment Companies*		15,261	—	—	15,261
Purchased Options		388	—	—	388
	Total investments in securities $	198,274	$—	$—	$198,274
Liabilities
Equity Contracts**
Futures		(27)	—	—	(27)
Options		(190)	—	—	(190)

LargeCap Value Account
Common Stocks*		$140,482	$—	$—	$140,482
Investment Companies*		481	—	—	481
	Total investments in securities $	140,963	$—	$—	$140,963

MidCap Account
Common Stocks*		$589,187	$—	$—	$589,187
Investment Companies*		1,379	—	—	1,379
	Total investments in securities $	590,566	$—	$—	$590,566

Multi-Asset Income Account
Investment Companies*		$193	$—	$—	$193
	Total investments in securities $	193	$—	$—	$193

Principal Capital Appreciation Account
Common Stocks*		$151,791	$—	$—	$151,791
Investment Companies*		1,662	—	—	1,662
	Total investments in securities $	153,453	$—	$—	$153,453

Principal LifeTime 2010 Account
Investment Companies*		$42,644	$—	$—	$42,644
	Total investments in securities $	42,644	$—	$—	$42,644

Principal LifeTime 2020 Account
Investment Companies*		$186,675	$—	$—	$186,675
	Total investments in securities $	186,675	$—	$—	$186,675

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Principal LifeTime 2030 Account
Investment Companies*		$123,920	$—	$—	$123,920
	Total investments in securities $	123,920	$—	$—	$123,920

Principal LifeTime 2040 Account
Investment Companies*		$50,114	$—	$—	$50,114
	Total investments in securities $	50,114	$—	$—	$50,114

Principal LifeTime 2050 Account
Investment Companies*		$26,771	$—	$—	$26,771
	Total investments in securities $	26,771	$—	$—	$26,771

Principal LifeTime 2060 Account
Investment Companies*		$2,646	$—	$—	$2,646
	Total investments in securities $	2,646	$—	$—	$2,646

Principal LifeTime Strategic Income Account
Investment Companies*		$24,744	$—	$—	$24,744
	Total investments in securities $	24,744	$—	$—	$24,744

Real Estate Securities Account
Common Stocks*		$161,656	$—	$—	$161,656
Investment Companies*		747	—	—	747
	Total investments in securities $	162,403	$—	$—	$162,403

SAM Balanced Portfolio
Investment Companies*		$769,715	$—	$—	$769,715
	Total investments in securities $	769,715	$—	$—	$769,715

SAM Conservative Balanced Portfolio
Investment Companies*		$201,324	$—	$—	$201,324
	Total investments in securities $	201,324	$—	$—	$201,324

SAM Conservative Growth Portfolio
Investment Companies*		$302,595	$—	$—	$302,595
	Total investments in securities $	302,595	$—	$—	$302,595

SAM Flexible Income Portfolio
Investment Companies*		$216,502	$—	$—	$216,502
	Total investments in securities $	216,502	$—	$—	$216,502

SAM Strategic Growth Portfolio
Investment Companies*		$248,959	$—	$—	$248,959
	Total investments in securities $	248,959	$—	$—	$248,959

Short-Term Income Account
Bonds*		$—	$168,663	$341	$169,004
Investment Companies*		3,162	—	—	3,162
U.S. Government & Government Agency Obligations*		—	274	—	274
	Total investments in securities $	3,162	$168,937	$341	$172,440

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)
SmallCap Account
Common Stocks
Basic Materials		$2,335	$—	$—	$2,335
Communications		8,598	—	4	8,602
Consumer, Cyclical		25,145	—	—	25,145
Consumer, Non-cyclical		42,206	14	—	42,220
Energy		10,876	—	—	10,876
Financial		57,097	—	—	57,097
Industrial		35,615	—	—	35,615
Technology		20,343	—	—	20,343
Utilities		6,781	—	—	6,781
Investment Companies*		5,543	—	—	5,543
	Total investments in securities $	214,539	$14	$4	$214,557
*For additional detail regarding sector classifications, please see the Schedules of Investments
**Exchange Cleared Swaps and Futures are valued at the unrealized appreciation/(depreciation) of the instrument.

Certain detailed information is provided for those Accounts with significant investments in Level 3 securities. Quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy is as follows (amounts in thousands):

		Fair Value
		at December
Account	Asset Type	31, 2016	Valuation Technique	Unobservable Input	Input Value
Income Account	Common Stocks	$2,675	Enterprise valuation model	Guideline public companies	$105.00
				(multiples of 0.85 – 1.00x) and
				discounted cash flows (sensitivity
				between 10% - 12%)
	Senior Floating Rate	257	Yield to maturity model	Discount rate of 12.52%	98.10
	Interests			(sensitivity between 11% - 13%)
		$2,932

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts in thousands):

			Accrued
			Discounts/
			Premiums							Net Change in Unrealized
	Value	Realized	and Change		Proceeds	Transfers		Transfers	Value	Appreciation/(Depreciation)
	December	Gain/	in Unrealized		from	into Level		Out of	December	on Investments Held at
Account	31, 2015	(Loss)	Gain/(Loss)	Purchases	Sales	3	*	Level 3**	31, 2016	December 31, 2016
Income Account
Bonds	$2,341	$(309)	$266	$466	$(2,764)	$—		$—	$—	$—
Common Stock
Industrial	—	—	(89)	2,764	—	—		—	2,675	(89)
Senior Floating Rate
Interests	—	—	(5)	80	—	182		—	257	(5)
Total	$2,341	$(309)	$172	$3,310	$(2,764)	$182		$—	$2,932	$(94)

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading has been halted, 2. Securities that have certain restrictions on trading, 3. Instances in which a security is not priced by pricing services

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading resumes, 2. Securities where trading restrictions have expired, 3. Instances in which a price becomes available from a pricing service

At the end of the period, there were no other Accounts which had a significant Level 3 balance. During the period, there were no significant purchases, sales or transfers into or out of Level 3, except as noted above.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

5. Management Agreement and Transactions with Affiliates

Management Services. The Accounts have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. On March 1, 2016, the investment and advisory fees paid by each of the Principal LifeTime Accounts were eliminated. Prior to March 1, 2016, the annual rate paid by each of the Principal LifeTime Accounts was .03% of each of the Principal LifeTime Accounts’ average net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .25% of aggregate net assets up to the first $1 billion and .20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Balanced Account	.60%	.55%	.50%	.45%	.40%
Core Plus Bond Account	.50	.45	.40	.35	.30
Equity Income Account	.60	.55	.50	.45	.40
LargeCap Growth Account I	.80	.75	.70	.65	.60
MidCap Account	.65	.60	.55	.50	.45
Real Estate Securities Account	.90	.85	.80	.75	.70
SmallCap Account	.85	.80	.75	.70	.65

		Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	.85%	.80%	.75%	.70%	.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Value Account	.60	.55	.50	.45	.40

	Net Assets of Account (in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Account	.50%	.45%	.40%

	Net Assets of Account (in millions)
	First $500	Over $500
Principal Capital Appreciation Account	.625%	.50%

		Net Assets of Account
	First $500	Next $500	Next $1	Next $1	Over $3
	million	million	billion	billion	billion
LargeCap Growth Account	.68%	.63%	.61%	.56%	.51%

	Net Assets of Accounts (in billions)
	First $2	Over $2
Government & High Quality Bond Account	.50%	.45%
Income Account	.50	.45

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

All Net Assets
Bond Market Index Account	.25%
Diversified Balanced Account	.05
Diversified Balanced Managed Volatility Account	.05
Diversified Growth Account	.05
Diversified Growth Managed Volatility Account	.05
Diversified Income Account	.05
LargeCap S&P 500 Index Account	.25
LargeCap S&P 500 Managed Volatility Index Account	.45
Multi-Asset Income Account	.03

The Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2017. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Growth Account I

.016%

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Period from January 1, 2016 through December 31, 2016
	Class 1		Class 2		Expiration
Diversified Balanced Managed Volatility Account	N/A		.31%		April 30, 2017
Diversified Growth Managed Volatility Account	N/A		.31		April 30, 2017
International Emerging Markets Account	1.35	%^	1.60	^	April 30, 2018
LargeCap S&P 500 Managed Volatility Index Account	.49		N/A		April 30, 2017
Multi-Asset Income Account	.08		.33		April 30, 2017
Principal LifeTime 2060 Account	.10	*	N/A		April 30, 2017

^Period from November 1, 2016 to December 31, 2016.

*Prior to March 1, 2016, the contractual limit was .13%.

The Manager has contractually agreed to reduce Short-Term Income Account’s expenses by .01% through the period ended April 30, 2017.

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) attributable to Class 2 shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

Expense Limit
Diversified Balanced Account	.31%
Diversified Growth Account	.31
Diversified Income Account	.31

Amounts owed to the Accounts under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

Distribution Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Accounts. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Affiliated Ownership. At December 31, 2016, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1	Class 2
Balanced Account	2,414	N/A
Bond Market Index Account	395	N/A
Core Plus Bond Account	20,189	21
Diversified Balanced Account	N/A	74,510
Diversified Balanced Managed Volatility Account	N/A	14,971
Diversified Growth Account	N/A	225,313
Diversified Growth Managed Volatility Account	N/A	27,366
Diversified Income Account	N/A	20,585
Diversified International Account	18,016	15
Equity Income Account	11,008	55
Government & High Quality Bond Account	15,517	134
Income Account	452	43
International Emerging Markets Account	6,147	9
LargeCap Growth Account	3,601	13
LargeCap Growth Account I	9,943	5
LargeCap S&P 500 Index Account	14,053	50
LargeCap Value Account	4,696	2
MidCap Account	9,931	—
Multi-Asset Income Account	18	1
Principal Capital Appreciation Account	5,346	18
Principal LifeTime 2010 Account	3,416	N/A
Principal LifeTime 2020 Account	14,743	2
Principal LifeTime 2030 Account	10,819	8
Principal LifeTime 2040 Account	3,696	10
Principal LifeTime 2050 Account	2,043	7
Principal LifeTime 2060 Account	222	N/A
Principal LifeTime Strategic Income Account	2,169	N/A
Real Estate Securities Account	7,434	185
SAM Balanced Portfolio	43,077	255
SAM Conservative Balanced Portfolio	15,621	270
SAM Conservative Growth Portfolio	9,399	342
SAM Flexible Income Portfolio	15,057	348
SAM Strategic Growth Portfolio	7,213	148
Short-Term Income Account	57,634	420
SmallCap Account	13,543	57

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

6. Investment Transactions

For the year ended December 31, 2016, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales
Balanced Account	$38,552	$42,607
Bond Market Index Account	1,334,479	1,225,270
Core Plus Bond Account	321,023	325,281
Diversified Balanced Account	177,442	150,541
Diversified Balanced Managed Volatility Account	45,125	20,867
Diversified Growth Account	599,589	374,213
Diversified Growth Managed Volatility Account	80,065	33,380
Diversified Income Account	92,845	43,883
Diversified International Account	145,614	170,438
Equity Income Account	90,185	141,710
Government & High Quality Bond Account	53,679	76,511
Income Account	15,248	50,953
International Emerging Markets Account	98,703	105,686
LargeCap Growth Account	81,303	98,489
LargeCap Growth Account I	87,123	94,388
LargeCap S&P 500 Index Account	159,295	135,533
LargeCap S&P 500 Managed Volatility Index Account	25,734	8,079
LargeCap Value Account	148,890	168,472
MidCap Account	82,523	178,430
Multi-Asset Income Account	217	41
Principal Capital Appreciation Account	51,812	71,172
Principal LifeTime 2010 Account	12,639	12,215
Principal LifeTime 2020 Account	33,533	43,282
Principal LifeTime 2030 Account	30,652	26,908
Principal LifeTime 2040 Account	17,932	14,357
Principal LifeTime 2050 Account	10,797	8,106
Principal LifeTime 2060 Account	1,507	1,041
Principal LifeTime Strategic Income Account	7,153	7,426
Real Estate Securities Account	51,267	52,793
SAM Balanced Portfolio	131,228	206,011
SAM Conservative Balanced Portfolio	41,041	54,871
SAM Conservative Growth Portfolio	76,199	75,528
SAM Flexible Income Portfolio	37,052	48,025
SAM Strategic Growth Portfolio	65,348	56,024
Short-Term Income Account	95,522	78,758
SmallCap Account	112,547	140,745

In addition Bond Market Index Account had $12,786,000 of covers on securities sold short and $13,086,000 of securities sold short.

LargeCap Growth Account I had $75,000 of securities sold short.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

6. Investment Transactions (Continued)

For the year ended December 31, 2016, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts in thousands):

	Purchases	Sales
Balanced Account	$7,798	$8,907
Bond Market Index Account	1,321,896	1,184,918
Core Plus Bond Account	157,869	153,701
Government & High Quality Bond Account	15,006	21,745
Income Account	3,999	1,590
Short-Term Income Account	—	10

In addition Bond Market Index Account had $3,334,000 of covers on U.S. government securities sold short and $3,343,000 of U.S. government securities sold short.

During the period, Diversified International Account and International Emerging Markets Account received litigation settlement proceeds from a class action lawsuit regarding forex transactions. The amounts received are shown as litigation settlement on the statement of operations.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2016 and December 31, 2015 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*		Section 1250 Gain^
	2016	2015	2016	2015	2016	2015
Balanced Account	$839	$1,171	$2,313	$2,911	$—	$—
Bond Market Index Account	37,281	28,036	—	—	—	—
Core Plus Bond Account	9,413	9,627	—	—	—	—
Diversified Balanced Account	13,978	11,110	9,753	10,846	—	—
Diversified Balanced Managed Volatility Account	1,069	1,016	887	883	—	—
Diversified Growth Account	42,914	32,652	38,452	38,518	—	—
Diversified Growth Managed Volatility Account	1,725	2,237	2,054	2,038	—	—
Diversified Income Account	2,347	1,504	1,314	1,228	—	—
Diversified International Account	5,957	7,420	—	—	—	—
Equity Income Account	14,508	14,128	26,735	—	—	—
Government & High Quality Bond Account	9,150	9,988	—	404	—	—
Income Account	10,627	11,813	—	—	—	—
International Emerging Markets Account	1,002	1,655	—	—	—	—
LargeCap Growth Account	285	173	—	—	—	—
LargeCap Growth Account I	—	3,092	19,883	34,617	—	—
LargeCap S&P 500 Index Account	36,158	31,696	52,748	21,433	—	—
LargeCap S&P 500 Managed Volatility Index Account	2,748	237	1,636	330	—	—
LargeCap Value Account	2,594	8,223	4,185	12,279	—	—
MidCap Account	2,475	3,428	101,107	70,945	—	—
Multi-Asset Income Account	1	—	—	—	—	—
Principal Capital Appreciation Account	1,732	482	1,187	2,910	—	—
Principal LifeTime 2010 Account	900	986	244	—	—	—
Principal LifeTime 2020 Account	3,879	6,410	6,404	8,204	—	—
Principal LifeTime 2030 Account	2,133	3,343	4,803	4,150	—	—
Principal LifeTime 2040 Account	752	1,187	1,760	1,575	—	—
Principal LifeTime 2050 Account	375	787	1,040	886	—	—
Principal LifeTime 2060 Account	29	23	80	31	—	—
Principal LifeTime Strategic Income Account	625	608	—	—	—	—
Real Estate Securities Account	2,292	2,450	13,642	4,755	364	239
SAM Balanced Portfolio	16,577	26,872	48,128	64,637	—	—
SAM Conservative Balanced Portfolio	5,226	7,193	7,820	10,039	—	—
SAM Conservative Growth Portfolio	4,023	6,858	15,686	19,168	—	—
SAM Flexible Income Portfolio	7,109	8,698	4,130	5,225	—	—
SAM Strategic Growth Portfolio	3,370	5,459	12,907	17,641	—	—
Short-Term Income Account	3,580	4,459	—	—	—	—
SmallCap Account	489	476	8,473	6,648	—	—

*The Accounts designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

^Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2016

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2016, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

	Undistributed Undistributed			Net Unrealized	Other	Total
	Ordinary	Long-Term	Accumulated	Appreciation	Temporary	Accumulated
	Income	Capital Gains	Losses	(Depreciation)	Differences*	Earnings (Deficit)
Balanced Account	$787	$1,097	$—	$2,851	$1	$4,736
Bond Market Index Account	42,786	—	(6,092)	(13,711)	(2)	22,981
Core Plus Bond Account	8,474	—	(27,529)	(2,627)	41	(21,641)
Diversified Balanced Account	17,816	14,436	—	170,205	—	202,457
Diversified Balanced Managed Volatility Account	2,316	1,186	—	4,510	—	8,012
Diversified Growth Account	52,675	56,847	—	514,137	—	623,659
Diversified Growth Managed Volatility Account	4,274	2,787	—	10,746	—	17,807
Diversified Income Account	3,600	2,238	—	14,070	—	19,908
Diversified International Account	5,066	—	(101,119)	23,187	—	(72,866)
Equity Income Account	14,738	23,888	—	212,227	—	250,853
Government & High Quality Bond Account	9,894	—	(5,236)	(5,943)	(56)	(1,341)
Income Account	9,528	—	(3,701)	6,671	117	12,615
International Emerging Markets Account	1,309	—	(29,062)	6,106	—	(21,647)
LargeCap Growth Account	454	—	(1,422)	10,154	—	9,186
LargeCap Growth Account I	100	14,147	—	50,403	(33)	64,617
LargeCap S&P 500 Index Account	45,053	47,451	—	628,189	—	720,693
LargeCap S&P 500 Managed Volatility Index
Account	8,176	8,332	—	19,857	(17,498)	18,867
LargeCap Value Account	2,700	8,001	—	13,945	—	24,646
MidCap Account	3,154	37,976	—	179,873	—	221,003
Multi-Asset Income Account	4	—	—	(3)	—	1
Principal Capital Appreciation Account	1,978	—	(711)	43,200	—	44,467
Principal LifeTime 2010 Account	949	547	—	937	—	2,433
Principal LifeTime 2020 Account	3,822	2,217	—	3,291	—	9,330
Principal LifeTime 2030 Account	2,291	1,671	—	2,937	—	6,899
Principal LifeTime 2040 Account	797	454	—	490	—	1,741
Principal LifeTime 2050 Account	400	253	—	471	—	1,124
Principal LifeTime 2060 Account	37	21	—	(54)	—	4
Principal LifeTime Strategic Income Account	573	—	(73)	817	—	1,317
Real Estate Securities Account	2,533	15,304	—	35,809	—	53,646
SAM Balanced Portfolio	16,558	17,916	—	67,178	—	101,652
SAM Conservative Balanced Portfolio	5,472	2,015	—	10,473	—	17,960
SAM Conservative Growth Portfolio	4,874	7,119	—	19,743	—	31,736
SAM Flexible Income Portfolio	7,132	1,553	—	11,672	—	20,357
SAM Strategic Growth Portfolio	3,694	7,441	—	5,089	—	16,224
Short-Term Income Account	3,181	—	(8,298)	(563)	(12)	(5,692)
SmallCap Account	2,106	—	(4,013)	33,715	—	31,808

*Represents book-to-tax accounting differences.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Accounts. At December 31, 2016, the Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

Net Capital Loss Carryforward Expiring In:			No Expiration
	2017	2018	Short-Term	Long-Term	Total
Bond Market Index Account	$—	$—	$—	$6,092	$6,092
Core Plus Bond Account	23,287	—	459	3,783	27,529
Diversified International Account	97,737	—	3,382	—	101,119
Government & High Quality Bond Account	3,887	—	1,349	—	5,236
Income Account	389	1,584	—	1,728	3,701
International Emerging Markets Account	16,991	—	11,921	150	29,062
LargeCap Growth Account	1,422	—	—	—	1,422
Principal Capital Appreciation Account	—	—	711	—	711
Principal LifeTime Strategic Income Account	—	73	—	—	73
Short-Term Income Account	8,298	—	—	—	8,298
SmallCap Account	—	—	4,013	—	4,013

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of December 31, 2016, the following Accounts had expired and utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
Core Plus Bond Account	$10,511	$482
Government & High Quality Bond Account	18,770	—
LargeCap Growth Account	—	10,939
Principal LifeTime Strategic Income Account	—	60
Short-Term Income Account	8,410	174

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Account’s taxable year subsequent to October 31. For the taxable year ended December 31, 2016, the Accounts do not plan to defer any late-year losses.

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

7. Federal Tax Information (Continued)

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2016, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Balanced Account	$23	$(23)	$—
Bond Market Index Account	4,816	(4,816)	—
Core Plus Bond Account	430	10,081	(10,511)
Diversified International Account	277	(277)	—
Equity Income Account	(364)	(5,786)	6,150
Government & High Quality Bond Account	1,082	17,688	(18,770)
Income Account	992	(992)	—
International Emerging Markets Account	384	(384)	—
LargeCap Growth Account I	—	2	(2)
LargeCap S&P 500 Index Account	(258)	258	—
LargeCap S&P 500 Managed Volatility Index Account	(21)	21	—
MidCap Account	(64)	(11,650)	11,714
Principal Capital Appreciation Account	(30)	30	—
SAM Balanced Portfolio	2	(2)	—
SAM Flexible Income Portfolio	(2)	2	—
Short-Term Income Account	—	8,411	(8,411)
SmallCap Account	(32)	32	—

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

7. Federal Tax Information (Continued)

Federal Income Tax Basis. At December 31, 2016, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Accounts were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Balanced Account	$3,541	$(690)	$2,851	$39,706
Bond Market Index Account	15,268	(28,979)	(13,711)	2,353,914
Core Plus Bond Account	3,753	(6,380)	(2,627)	311,648
Diversified Balanced Account	178,475	(8,270)	170,205	929,729
Diversified Balanced Managed Volatility Account	6,539	(2,029)	4,510	164,292
Diversified Growth Account	558,760	(44,623)	514,137	3,075,689
Diversified Growth Managed Volatility Account	15,122	(4,376)	10,746	303,010
Diversified Income Account	16,218	(2,148)	14,070	239,999
Diversified International Account	31,500	(8,258)	23,242	221,318
Equity Income Account	221,047	(8,820)	212,227	336,915
Government & High Quality Bond Account	3,081	(9,024)	(5,943)	255,581
Income Account	9,950	(3,279)	6,671	224,977
International Emerging Markets Account	9,732	(3,626)	6,106	79,574
LargeCap Growth Account	12,271	(2,117)	10,154	86,948
LargeCap Growth Account I	58,159	(7,756)	50,403	193,740
LargeCap S&P 500 Index Account	684,712	(56,523)	628,189	1,597,390
LargeCap S&P 500 Managed Volatility Index Account	27,129	(7,280)	19,849	178,425
LargeCap Value Account	15,416	(1,471)	13,945	127,018
MidCap Account	190,856	(10,983)	179,873	410,693
Multi-Asset Income Account	1	(4)	(3)	196
Principal Capital Appreciation Account	44,706	(1,506)	43,200	110,253
Principal LifeTime 2010 Account	2,602	(1,665)	937	41,707
Principal LifeTime 2020 Account	12,703	(9,412)	3,291	183,384
Principal LifeTime 2030 Account	7,592	(4,655)	2,937	120,983
Principal LifeTime 2040 Account	2,691	(2,201)	490	49,624
Principal LifeTime 2050 Account	1,497	(1,026)	471	26,300
Principal LifeTime 2060 Account	64	(118)	(54)	2,700
Principal LifeTime Strategic Income Account	1,580	(763)	817	23,927
Real Estate Securities Account	37,245	(1,436)	35,809	126,594
SAM Balanced Portfolio	90,109	(22,931)	67,178	702,537
SAM Conservative Balanced Portfolio	14,706	(4,233)	10,473	190,851
SAM Conservative Growth Portfolio	32,967	(13,224)	19,743	282,852
SAM Flexible Income Portfolio	15,210	(3,538)	11,672	204,830
SAM Strategic Growth Portfolio	20,450	(15,361)	5,089	243,870
Short-Term Income Account	836	(1,399)	(563)	173,003
SmallCap Account	41,016	(7,301)	33,715	180,842

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. Other than matters noted below, there were no items requiring adjustment of the financial statements or additional disclosure.

On December 13, 2016, the Board of Directors approved a plan of acquisition that proposes Diversified Balanced Account acquire all of the assets and assumes all of the liabilities of Balanced Account subject to the approval of the shareholders. The acquisition is expected to take place in the 2nd quarter of 2017.

Schedule of Investments
Balanced Account
December 31, 2016

COMMON STOCKS - 61.54%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.09%				Biotechnology (continued)
WPP PLC ADR	323	$36		Epizyme Inc (a)	310	$4
				FibroGen Inc (a)	340	7
Aerospace & Defense - 1.21%				Genmab A/S ADR(a)	163	14
Boeing Co/The	80	13		Gilead Sciences Inc	530	38
General Dynamics Corp	140	24		Intercept Pharmaceuticals Inc (a)	30	3
L-3 Communications Corp	1,090	166		Seattle Genetics Inc (a)	130	7
Northrop Grumman Corp	740	172		Spark Therapeutics Inc (a)	120	6
Spirit AeroSystems Holdings Inc	1,571	92		Ultragenyx Pharmaceutical Inc (a)	120	8
United Technologies Corp	350	38				$559
		$505		Building Materials - 0.69%
Agriculture - 0.70%				CRH PLC ADR	643	22
Altria Group Inc	3,070	208		Forterra Inc (a)	1,060	23
British American Tobacco PLC ADR	447	50		Masco Corp	5,009	159
Japan Tobacco Inc	1,135	37		Owens Corning	700	36
		$295		US Concrete Inc (a)	720	47
Airlines - 0.07%						$287
Ryanair Holdings PLC ADR(a)	349	29		Chemicals - 1.30%
				Cabot Corp	676	34
Apparel - 0.18%				Dow Chemical Co/The	4,296	246
Burberry Group PLC ADR	1,116	20		Lonza Group AG ADR(a)	2,195	38
Michael Kors Holdings Ltd (a)	1,270	55		LyondellBasell Industries NV	2,640	226
		$75				$544
Automobile Manufacturers - 0.18%				Commercial Services - 0.68%
Fuji Heavy Industries Ltd ADR	1,068	22		ABM Industries Inc	850	35
Toyota Motor Corp ADR	449	52		CoreLogic Inc/United States (a)	1,879	69
		$74		Equifax Inc	210	25
Automobile Parts & Equipment - 0.30%				K12 Inc (a)	840	14
Allison Transmission Holdings Inc	1,390	47		MarketAxess Holdings Inc	90	13
Cooper Tire & Rubber Co	1,222	47		Navigant Consulting Inc (a)	810	21
Horizon Global Corp (a)	370	9		New Oriental Education & Technology Group	208	9
Tenneco Inc (a)	330	21		Inc ADR(a)
		$124		Quanta Services Inc (a)	1,570	55
				TAL Education Group ADR (a)	299	21
Banks - 6.39%				United Rentals Inc (a)	200	21
Banco do Brasil SA ADR	1,776	15
Bancolombia SA ADR	284	10				$283
Bank of America Corp	16,600	367		Computers - 3.19%
Bank of Nova Scotia/The	592	33		Accenture PLC - Class A	3,785	443
Bank Rakyat Indonesia Persero Tbk PT ADR	698	12		Amdocs Ltd	732	43
BNP Paribas SA ADR	661	21		Apple Inc	5,320	616
Central Pacific Financial Corp	1,520	48		CACI International Inc (a)	440	55
Chemical Financial Corp	800	43		HP Inc	4,390	65
Citigroup Inc	230	14		International Business Machines Corp	260	43
Credicorp Ltd	77	12		Leidos Holdings Inc	1,300	67
FCB Financial Holdings Inc (a)	620	30				$1,332
Fifth Third Bancorp	4,810	130		Cosmetics & Personal Care - 0.28%
First Republic Bank/CA	340	31		Procter & Gamble Co/The	570	48
Hanmi Financial Corp	500	17		Svenska Cellulosa AB SCA ADR	1,000	28
HDFC Bank Ltd ADR	435	26		Unilever NV - NY shares	1,001	41
Heartland Financial USA Inc	430	21				$117
IBERIABANK Corp	750	63		Distribution & Wholesale - 0.20%
ING Groep NV ADR	687	10		ITOCHU Corp ADR	419	11
JPMorgan Chase & Co	9,276	800		Mitsubishi Corp ADR	548	23
Mitsubishi UFJ Financial Group Inc ADR	4,883	30		SiteOne Landscape Supply Inc (a)	770	27
Morgan Stanley	7,600	321		WESCO International Inc (a)	340	23
Societe Generale SA ADR	1,420	14				$84
State Street Corp	1,450	113		Diversified Financial Services - 0.38%
SunTrust Banks Inc	7,440	408		Macquarie Group Ltd ADR	448	28
Toronto-Dominion Bank/The	605	30		Navient Corp	2,450	40
Union Bankshares Corp	470	17		ORIX Corp ADR	359	28
Wells Fargo & Co	640	35		Piper Jaffray Cos (a)	440	32
		$2,671		Santander Consumer USA Holdings Inc (a)	1,760	24
Beverages - 0.87%				Shinhan Financial Group Co Ltd ADR	245	9
Diageo PLC ADR	228	24				$161
Dr Pepper Snapple Group Inc	2,343	212		Electric - 1.16%
PepsiCo Inc	1,209	127		Avista Corp	790	32
		$363		Enel SpA ADR	5,129	22
Biotechnology - 1.34%				Exelon Corp	5,130	182
Acceleron Pharma Inc (a)	190	5		FirstEnergy Corp	600	18
Amgen Inc	2,440	357		Iberdrola SA ADR	816	21
Bellicum Pharmaceuticals Inc (a)	340	5		Korea Electric Power Corp ADR	1,178	22
Biogen Inc (a)	220	62		MDU Resources Group Inc	1,800	52
Charles River Laboratories International Inc	571	43		Public Service Enterprise Group Inc	3,070	135
(a)						$484

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Electrical Components & Equipment - 0.20%				Insurance (continued)
Advanced Energy Industries Inc (a)	900	$49		Everest Re Group Ltd	600	$130
EnerSys	420	33		Hannover Rueck SE ADR	601	33
		$82		James River Group Holdings Ltd	300	12
Electronics - 0.31%				Prudential Financial Inc	3,060	318
Hoya Corp ADR	1,135	47		SCOR SE ADR	5,808	20
II-VI Inc (a)	1,040	31		Swiss Re AG ADR	772	18
Vishay Intertechnology Inc	3,060	50		Travelers Cos Inc/The	610	75
		$128		Unum Group	1,730	76
Engineering & Construction - 0.47%						$1,240
Argan Inc	500	35		Internet - 4.25%
Jacobs Engineering Group Inc (a)	2,070	118		Alibaba Group Holding Ltd ADR(a)	333	29
Vinci SA ADR	2,451	42		Alphabet Inc - A Shares (a)	575	455
		$195		Alphabet Inc - C Shares (a)	553	427
Entertainment - 0.47%				Amazon.com Inc (a)	553	415
International Game Technology PLC	1,270	33		eBay Inc (a)	580	17
Isle of Capri Casinos Inc (a)	1,184	29		F5 Networks Inc (a)	690	100
Vail Resorts Inc	838	135		Facebook Inc (a)	1,860	214
		$197		GoDaddy Inc (a)	1,810	63
Environmental Control - 0.90%				Tencent Holdings Ltd ADR	1,804	44
AquaVenture Holdings Ltd (a)	704	18		Yelp Inc (a)	360	14
Energy Recovery Inc (a)	1,650	17				$1,778
Waste Management Inc	4,840	343		Iron & Steel - 0.65%
		$378		Nucor Corp	3,160	188
Food - 1.58%				Steel Dynamics Inc	1,798	64
Dean Foods Co	1,650	36		Vale SA ADR	2,803	21
Ingredion Inc	1,536	192				$273
JM Smucker Co/The	370	47		Leisure Products & Services - 0.07%
Kroger Co/The	2,680	93		Planet Fitness Inc	1,500	30
Nestle SA ADR	731	52
SUPERVALU Inc (a)	7,030	33		Lodging - 0.05%
Tyson Foods Inc	3,390	209		MGM Resorts International (a)	790	23
		$662
Food Service - 0.03%				Machinery - Construction & Mining - 0.28%
				ABB Ltd ADR(a)	1,368	29
Compass Group PLC ADR	588	11
				Astec Industries Inc	580	39
Gas - 0.77%				BWX Technologies Inc	1,245	49
CenterPoint Energy Inc	11,840	292				$117
Southwest Gas Holdings Inc	410	31		Machinery - Diversified - 0.02%
		$323		FANUC Corp ADR	595	10
Hand & Machine Tools - 0.60%
Stanley Black & Decker Inc	2,203	253		Media - 1.43%
				Comcast Corp - Class A	5,772	399
Healthcare - Products - 0.94%				Scripps Networks Interactive Inc	2,790	199
Baxter International Inc	6,320	280				$598
Cynosure Inc (a)	910	42		Metal Fabrication & Hardware - 0.03%
ICU Medical Inc (a)	250	37		Global Brass & Copper Holdings Inc	415	14
K2M Group Holdings Inc (a)	930	19
Nevro Corp (a)	130	9		Mining - 0.21%
STAAR Surgical Co (a)	730	8		Anglo American PLC ADR(a)	2,028	14
		$395		Kinross Gold Corp (a)	5,470	17
Healthcare - Services - 2.50%				South32 Ltd ADR	908	9
Aetna Inc	1,534	190		Teck Resources Ltd	794	16
Anthem Inc	2,392	344		US Silica Holdings Inc	340	19
Fresenius SE & Co KGaA ADR	1,644	32		Vedanta Ltd ADR	1,128	14
HCA Holdings Inc (a)	788	58				$89
HealthSouth Corp	632	26		Miscellaneous Manufacturers - 1.49%
Natera Inc (a)	320	4		Barnes Group Inc	720	34
Quintiles IMS Holdings Inc (a)	445	34		General Electric Co	830	26
Teladoc Inc (a)	290	5		Illinois Tool Works Inc	2,010	246
UnitedHealth Group Inc	2,106	337		Ingersoll-Rand PLC	2,220	167
WellCare Health Plans Inc (a)	110	15		Parker-Hannifin Corp	431	60
		$1,045		Siemens AG ADR	270	33
Home Builders - 0.16%				Trinseo SA	940	56
Persimmon PLC ADR	225	10				$622
				Oil & Gas - 3.59%
Thor Industries Inc	580	$58 68		Callon Petroleum Co (a)	1,580	24
Insurance - 2.97%				Canadian Natural Resources Ltd	1,090	35
American Financial Group Inc/OH	440	39		Chevron Corp	3,550	418
Argo Group International Holdings Ltd	381	25		Devon Energy Corp	520	24
Assured Guaranty Ltd	3,330	126		EOG Resources Inc	940	95
Athene Holding Ltd (a)	225	11		Exxon Mobil Corp	5,630	508
Berkshire Hathaway Inc - Class B (a)	2,040	332		LUKOIL PJSC ADR	423	24
Employers Holdings Inc	630	25		Murphy Oil Corp	3,130	97

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas (continued)				Retail (continued)
Murphy USA Inc (a)	979	$60		Tile Shop Holdings Inc (a)	1,310	$26
Nabors Industries Ltd	1,680	28		Urban Outfitters Inc (a)	1,900	54
PDC Energy Inc (a)	440	32		Wal-Mart de Mexico SAB de CV ADR	798	14
Royal Dutch Shell PLC ADR	380	21		Wal-Mart Stores Inc	6,530	451
Tesoro Corp	998	87		World Fuel Services Corp	480	22
Valero Energy Corp	690	47				$2,104
		$1,500		Savings & Loans - 0.06%
Oil & Gas Services - 0.61%				Oritani Financial Corp	660	12
Baker Hughes Inc	2,350	153		Pacific Premier Bancorp Inc (a)	360	13
Mammoth Energy Services Inc (a)	1,440	22				$25
MRC Global Inc (a)	2,140	43		Semiconductors - 1.37%
Seventy Seven Energy Inc (a)	163	7		Entegris Inc (a)	1,190	21
Technip SA ADR	1,782	32		Intel Corp	3,700	134
		$257		Lam Research Corp	140	15
Packaging & Containers - 0.06%				NVIDIA Corp	2,170	232
Packaging Corp of America	320	27		Taiwan Semiconductor Manufacturing Co Ltd	1,316	38
				ADR
Pharmaceuticals - 3.19%				Texas Instruments Inc	1,200	87
AbbVie Inc	5,130	321		Tokyo Electron Ltd ADR	1,933	46
Actelion Ltd ADR(a)	249	14				$573
Array BioPharma Inc (a)	950	8		Shipbuilding - 0.07%
Cardinal Health Inc	390	28		Huntington Ingalls Industries Inc	150	28
Johnson & Johnson	1,960	226
Merck & Co Inc	1,520	90		Software - 2.87%
Nektar Therapeutics (a)	630	8		Apptio Inc (a)	796	15
Neurocrine Biosciences Inc (a)	120	5		Aspen Technology Inc (a)	860	47
Novo Nordisk A/S ADR	598	21		CA Inc	6,700	213
Pfizer Inc	14,380	467		Coupa Software Inc (a)	194	5
Portola Pharmaceuticals Inc (a)	60	1		Fiserv Inc (a)	300	32
PRA Health Sciences Inc (a)	780	43		Manhattan Associates Inc (a)	560	30
Prestige Brands Holdings Inc (a)	1,070	56		Microsoft Corp	8,830	549
Roche Holding AG ADR	713	20		SYNNEX Corp	380	46
Shire PLC ADR	120	21		Synopsys Inc (a)	4,053	238
TESARO Inc (a)	40	5		VMware Inc (a)	310	24
		$1,334				$1,199
Pipelines - 0.19%				Telecommunications - 2.41%
ONEOK Inc	840	48		AT&T Inc	3,180	135
TransCanada Corp	707	32		BT Group PLC ADR	826	19
		$80		China Mobile Ltd ADR	364	19
Real Estate - 0.19%				Cisco Systems Inc	17,130	518
Brookfield Asset Management Inc	2,357	78		Deutsche Telekom AG ADR	1,235	21
				Gigamon Inc (a)	310	14
REITS - 1.86%				KDDI Corp ADR	2,674	34
Armada Hoffler Properties Inc	1,770	26		Nippon Telegraph & Telephone Corp ADR	1,207	51
Corporate Office Properties Trust	3,180	99		NTT DOCOMO Inc ADR	436	10
CYS Investments Inc	3,570	28		Plantronics Inc	830	45
Digital Realty Trust Inc	544	53		Quantenna Communications Inc (a)	520	9
Duke Realty Corp	3,630	96		Verizon Communications Inc	2,445	131
Extra Space Storage Inc	277	21				$1,006
First Industrial Realty Trust Inc	2,070	58		Transportation - 0.45%
Highwoods Properties Inc	490	25		Canadian National Railway Co	709	48
Liberty Property Trust	598	24		Canadian Pacific Railway Ltd	81	11
Mack-Cali Realty Corp	2,070	60		Norfolk Southern Corp	1,130	122
MedEquities Realty Trust Inc	2,410	27		United Parcel Service Inc	79	9
Prologis Inc	3,490	184				$190
Summit Hotel Properties Inc	1,620	26		TOTAL COMMON STOCKS		$25,732
Sun Communities Inc	320	25		INVESTMENT COMPANIES - 2.26%	Shares Held	Value(000	's)
Ventas Inc	400	25		Money Market Funds - 2.26%
		$777		BlackRock Liquidity Funds FedFund Portfolio	945,586	946
Retail - 5.03%
At Home Group Inc (a)	1,490	22		TOTAL INVESTMENT COMPANIES		$946
Big 5 Sporting Goods Corp	610	11
Burlington Stores Inc (a)	990	84			Principal
				BONDS- 21.35%	Amount (000's)	Value(000	's)
CVS Health Corp	4,350	343		Aerospace & Defense - 0.05%
Darden Restaurants Inc	4,206	306		Air 2 US
Gap Inc/The	2,500	56		8.03%, 10/01/2020(b)	$9	$9
Kohl's Corp	530	26		Lockheed Martin Corp
Lowe's Cos Inc	3,800	270		2.50%, 11/23/2020	5	5
McDonald's Corp	1,000	122		4.70%, 05/15/2046	5	6
Michaels Cos Inc/The (a)	1,400	29
						$20
Pandora A/S ADR	1,393	45		Agriculture - 0.24%
PVH Corp	610	55		Altria Group Inc
Target Corp	2,320	168		4.50%, 05/02/2043	10	10

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Agriculture (continued)			Automobile Manufacturers (continued)
BAT International Finance PLC			Navistar International Corp
2.75%, 06/15/2020 (b)	$10	$10	8.25%, 11/01/2021	$5	$5
Philip Morris International Inc			Nissan Motor Acceptance Corp
1.88%, 02/25/2021	25	24	1.49%, 03/03/2017(b),(c)	30	30
Pinnacle Operating Corp			Toyota Motor Credit Corp
9.00%, 11/15/2020 (b)	10	4	1.27%, 01/17/2019(c)	25	25
Reynolds American Inc			2.00%, 10/24/2018	15	15
4.45%, 06/12/2025	15	16			$213
5.70%, 08/15/2035	25	29	Automobile Parts & Equipment - 0.02%
6.88%, 05/01/2020	5	6	Allison Transmission Inc
		$99	5.00%, 10/01/2024(b)	5	5
Airlines - 0.21%			Dana Inc
American Airlines 2014-1 Class A Pass			5.50%, 12/15/2024	5	5
Through Trust					$10
3.70%, 04/01/2028	9	9	Banks- 2.71%
American Airlines 2015-1 Class A Pass			Associated Banc-Corp
Through Trust			2.75%, 11/15/2019	10	10
3.38%, 11/01/2028	19	18	Bank of America Corp
United Airlines 2014-1 Class A Pass Through			2.63%, 04/19/2021	40	40
Trust			3.50%, 04/19/2026	10	10
4.00%, 10/11/2027	14	14	3.95%, 04/21/2025	15	15
United Airlines 2014-1 Class B Pass Through			4.10%, 07/24/2023	10	11
Trust			4.18%, 11/25/2027	20	20
4.75%, 10/11/2023	9	9	4.20%, 08/26/2024	20	21
United Airlines 2014-2 Class A Pass Through			4.25%, 10/22/2026	31	32
Trust			6.10%, 12/29/2049(c),(d)	10	10
3.75%, 03/03/2028	14	14	Bank of New York Mellon Corp/The
US Airways 2001-1G Pass Through Trust			4.62%, 12/29/2049(c),(d)	20	18
7.08%, 09/20/2022	1	1	4.95%, 12/29/2049(c),(d)	30	30
US Airways 2013-1 Class A Pass Through			Citigroup Inc
Trust			2.70%, 03/30/2021	15	15
3.95%, 05/15/2027	21	21	3.20%, 10/21/2026	15	14
		$86	3.40%, 05/01/2026	10	10
Apparel - 0.02%			4.60%, 03/09/2026	5	5
NIKE Inc			4.75%, 05/18/2046	5	5
3.88%, 11/01/2045	10	10	First Horizon National Corp
			3.50%, 12/15/2020	20	20
Automobile Asset Backed Securities - 0.52%			Goldman Sachs Group Inc/The
AmeriCredit Automobile Receivables Trust			2.38%, 01/22/2018	100	101
2015-3			2.55%, 10/23/2019	20	20
1.16%, 01/08/2019 (c)	27	27	2.64%, 10/28/2027(c)	15	15
Americredit Automobile Receivables Trust			3.50%, 01/23/2025	10	10
2016-4			3.85%, 07/08/2024	10	10
1.34%, 04/08/2020	150	150	4.25%, 10/21/2025	45	46
Capital Auto Receivables Asset Trust 2015-2			5.15%, 05/22/2045	15	16
1.14%, 10/20/2017 (c)	8	8	5.38%, 03/15/2020	15	16
Capital Auto Receivables Asset Trust 2016-1			5.38%, 12/29/2049(c),(d)	25	25
1.44%, 11/20/2018 (c)	14	14	6.75%, 10/01/2037	10	12
Honda Auto Receivables 2015-3 Owner			JPMorgan Chase & Co
Trust			1.63%, 05/15/2018	35	35
0.92%, 11/20/2017	18	18	4.25%, 10/01/2027	10	10
		$217	4.40%, 07/22/2020	50	53
Automobile Floor Plan Asset Backed Securities - 0.18%			4.95%, 06/01/2045	20	21
Wells Fargo Dealer Floorplan Master Note			5.00%, 12/29/2049(c),(d)	20	20
Trust			5.63%, 08/16/2043	10	12
1.12%, 07/20/2019 (c)	75	75	Morgan Stanley
			2.28%, 10/24/2023(c)	15	15
Automobile Manufacturers - 0.51%			2.38%, 07/23/2019	60	60
Ford Motor Co			2.50%, 04/21/2021	15	15
4.35%, 12/08/2026	10	10	2.63%, 11/17/2021	15	15
5.29%, 12/08/2046	10	10	3.13%, 07/27/2026	15	14
General Motors Co			4.00%, 07/23/2025	20	21
3.50%, 10/02/2018	20	21	4.10%, 05/22/2023	70	72
6.25%, 10/02/2043	5	6	4.88%, 11/01/2022	15	16
6.60%, 04/01/2036	5	6	5.00%, 11/24/2025	30	32
General Motors Financial Co Inc			5.55%, 12/29/2049(c),(d)	10	10
3.25%, 05/15/2018	10	10	PNC Financial Services Group Inc/The
4.25%, 05/15/2023	5	5	5.00%, 12/29/2049(c),(d)	5	5
4.30%, 07/13/2025	10	10	RBC USA Holdco Corp
Hyundai Capital America			5.25%, 09/15/2020	15	17
2.55%, 02/06/2019 (b)	60	60	Royal Bank of Scotland Group PLC
			5.13%, 05/28/2024	5	5
			6.13%, 12/15/2022	5	5

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)		Amount (000's)	Value (000's)
Banks (continued)			Commercial Mortgage Backed Securities (continued)
Wells Fargo & Co			Citigroup Commercial Mortgage Trust 2015-
2.12%, 10/31/2023 (c)	$15	$15	GC27
2.50%, 03/04/2021	25	25	3.14%, 02/10/2048(c)		$75	$75
2.60%, 07/22/2020	5	5	Citigroup Commercial Mortgage Trust 2015-
3.00%, 10/23/2026	15	14	GC29
3.90%, 05/01/2045	20	19	3.19%, 04/10/2048(c)		50	50
4.40%, 06/14/2046	20	19	4.15%, 04/10/2048(c)		100	95
5.87%, 12/29/2049 (c),(d)	5	5	COMM 2014-CCRE17 Mortgage Trust
5.90%, 12/29/2049 (c),(d)	20	20	4.74%, 05/10/2047(c)		50	51
		$1,132	CSMC Series 2009-RR3
Beverages - 0.68%			5.34%, 12/15/2043(b),(c)		23	23
Anheuser-Busch Cos LLC			GE Commercial Mortgage Corp Series 2007-
5.60%, 03/01/2017	25	25	C1 Trust
Anheuser-Busch InBev Finance Inc			5.61%, 12/10/2049(c)		100	100
2.65%, 02/01/2021	70	70	GS Mortgage Securities Trust 2013-GCJ12
3.30%, 02/01/2023	10	10	3.78%, 06/10/2046(c)		25	25
3.65%, 02/01/2026	35	36	GS Mortgage Securities Trust 2015-GC34
4.70%, 02/01/2036	25	26	3.51%, 10/10/2048(c)		125	128
4.90%, 02/01/2046	30	32	LB-UBS Commercial Mortgage Trust 2007-
Constellation Brands Inc			C2
3.70%, 12/06/2026	15	15	5.43%, 02/15/2040		2	2
4.25%, 05/01/2023	20	21	Morgan Stanley Bank of America Merrill
Corp Lindley SA			Lynch Trust 2013-C9
6.75%, 11/23/2021 (b)	7	8	3.46%, 05/15/2046		25	25
6.75%, 11/23/2021	5	6	Morgan Stanley Bank of America Merrill
Dr Pepper Snapple Group Inc			Lynch Trust 2014-C18
3.13%, 12/15/2023	15	15	4.44%, 10/15/2047(c)		50	52
Molson Coors Brewing Co			UBS Commercial Mortgage Trust 2012-C1
3.00%, 07/15/2026	10	10	3.40%, 05/10/2045(c)		54	57
4.20%, 07/15/2046	10	9	UBS-Barclays Commercial Mortgage Trust
		$283	2013	-C5
Biotechnology - 0.22%			3.18%, 03/10/2046(c)		15	15
Amgen Inc			Wachovia Bank Commercial Mortgage Trust
4.66%, 06/15/2051 (b)	10	10	Series 2007-C34
Celgene Corp			5.68%, 05/15/2046(c)		103	104
2.13%, 08/15/2018	25	25
2.88%, 08/15/2020	15	15	WFRBS Commercial Mortgage Trust 2013-C12
4.63%, 05/15/2044	5	5	1.38%, 03/15/2048(b),(c),(e)		559	31
5.00%, 08/15/2045	15	16				$858
5.25%, 08/15/2043	5	5	Commercial Services - 0.02%
Genzyme Corp			Ahern Rentals Inc
5.00%, 06/15/2020	15	16	7.38%, 05/15/2023(b)		5	4
		$92	TMS International Corp
Building Materials - 0.34%			7.63%, 10/15/2021(b)		5	5
CRH America Inc						$9
8.13%, 07/15/2018	45	49	Computers - 0.24%
Johnson Controls International plc			Apple Inc
5.13%, 09/14/2045	10	11	2.85%, 02/23/2023		5	5
Louisiana-Pacific Corp			3.45%, 02/09/2045		20	18
4.88%, 09/15/2024	5	5	4.65%, 02/23/2046		15	16
Martin Marietta Materials Inc			Diamond 1 Finance Corp / Diamond 2 Finance
2.10%, 06/30/2017 (c)	65	65	Corp
Norbord Inc			3.48%, 06/01/2019(b)		5	5
5.38%, 12/01/2020 (b)	5	5	4.42%, 06/15/2021(b)		15	15
Owens Corning			6.02%, 06/15/2026(b)		20	22
7.00%, 12/01/2036	5	6	7.13%, 06/15/2024(b)		10	11
		$141	Hewlett Packard Enterprise Co
Chemicals - 0.10%			6.20%, 10/15/2035(b),(c)		10	10
A Schulman Inc						$102
6.88%, 06/01/2023 (b)	15	16	Consumer Products - 0.01%
Aruba Investments Inc			Spectrum Brands Inc
8.75%, 02/15/2023 (b)	5	5	5.75%, 07/15/2025		5	5
Dow Chemical Co/The
4.38%, 11/15/2042	5	5	Credit Card Asset Backed Securities - 0.60%
LYB International Finance BV			BA Credit Card Trust
4.88%, 03/15/2044	10	10	0.97%, 09/16/2019(c)		75	75
Monsanto Co			0.99%, 01/15/2020(c)		75	75
3.95%, 04/15/2045	5	4	Barclays Dryrock Issuance Trust
		$40	1.04%, 03/16/2020(c)		100	100
Commercial Mortgage Backed Securities - 2.05%						$250
BCRR Trust 2009-1
5.86%, 07/17/2040 (b)	25	25

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Distribution & Wholesale - 0.05%			Electric (continued)
Global Partners LP / GLP Finance Corp			Fortis Inc/Canada
7.00%, 06/15/2023	$5	$5	2.10%, 10/04/2021(b)	$10	$10
WW Grainger Inc			3.06%, 10/04/2026(b)	25	23
4.60%, 06/15/2045	15	16	Kentucky Utilities Co
		$21	3.30%, 10/01/2025	15	15
Diversified Financial Services - 0.39%			Louisville Gas & Electric Co
Aircastle Ltd			3.30%, 10/01/2025	5	5
5.00%, 04/01/2023	5	5	MidAmerican Energy Co
5.13%, 03/15/2021	10	11	4.25%, 05/01/2046	10	10
6.75%, 04/15/2017	5	5	NRG Energy Inc
Ally Financial Inc			6.25%, 05/01/2024	5	5
3.25%, 11/05/2018	5	5	Oncor Electric Delivery Co LLC
3.60%, 05/21/2018	15	15	5.25%, 09/30/2040	5	6
CIT Group Inc			Pacific Gas & Electric Co
3.88%, 02/19/2019	10	10	4.45%, 04/15/2042	5	5
5.38%, 05/15/2020	5	5	PacifiCorp
Credit Acceptance Corp			3.85%, 06/15/2021	10	11
6.13%, 02/15/2021	5	5	PPL Electric Utilities Corp
Intercontinental Exchange Inc			3.00%, 09/15/2021	5	5
2.75%, 12/01/2020	15	15	4.75%, 07/15/2043	5	6
International Lease Finance Corp			PPL WEM Ltd / Western Power Distribution
6.25%, 05/15/2019	10	11	Ltd
National Rural Utilities Cooperative Finance			5.38%, 05/01/2021(b)	25	27
Corp			Puget Energy Inc
4.75%, 04/30/2043 (c)	10	10	6.00%, 09/01/2021	15	17
Navient Corp			Southern California Edison Co
6.13%, 03/25/2024	10	10	3.60%, 02/01/2045	15	14
7.25%, 09/25/2023	5	5	4.05%, 03/15/2042	15	15
OneMain Financial Holdings LLC			Southern Co/The
7.25%, 12/15/2021 (b)	10	11	2.95%, 07/01/2023	5	5
Springleaf Finance Corp			4.25%, 07/01/2036	5	5
5.25%, 12/15/2019	10	10	5.50%, 03/15/2057(c)	5	5
Synchrony Financial			Virginia Electric & Power Co
2.70%, 02/03/2020	15	15	4.00%, 01/15/2043	5	5
Visa Inc			4.65%, 08/15/2043	5	5
3.15%, 12/14/2025	15	15	Xcel Energy Inc
		$163	2.40%, 03/15/2021	35	35
Electric - 1.08%			3.30%, 06/01/2025	10	10
Alabama Power Co					$453
3.85%, 12/01/2042	10	10	Electronics - 0.05%
4.15%, 08/15/2044	5	5	Sanmina Corp
CMS Energy Corp			4.38%, 06/01/2019(b)	20	21
3.00%, 05/15/2026	5	5
4.70%, 03/31/2043	5	5	Engineering & Construction - 0.06%
4.88%, 03/01/2044	5	5	SBA Tower Trust
Commonwealth Edison Co			2.90%, 10/15/2044(b)	25	25
3.70%, 03/01/2045	10	9
3.80%, 10/01/2042	5	5	Entertainment - 0.15%
4.35%, 11/15/2045	5	5	AMC Entertainment Holdings Inc
Consolidated Edison Co of New York Inc			5.88%, 11/15/2026(b)	5	5
4.50%, 12/01/2045	10	11	CCM Merger Inc
4.63%, 12/01/2054	10	10	9.13%, 05/01/2019(b)	14	15
Dominion Resources Inc/VA			Churchill Downs Inc
3.90%, 10/01/2025	10	10	5.38%, 12/15/2021	35	36
DTE Energy Co			Cinemark USA Inc
6.38%, 04/15/2033	15	18	4.88%, 06/01/2023	5	5
Duke Energy Corp					$61
2.65%, 09/01/2026	5	5	Environmental Control - 0.06%
3.75%, 09/01/2046	10	9	Republic Services Inc
Dynegy Inc			3.80%, 05/15/2018	25	26
7.38%, 11/01/2022	10	10
Edison International			Food- 0.31%
3.75%, 09/15/2017	10	10	Arcor SAIC
Electricite de France SA			6.00%, 07/06/2023(b)	15	16
2.35%, 10/13/2020 (b)	20	20	BI-LO LLC / BI-LO Finance Corp
3.63%, 10/13/2025 (b)	10	10	9.25%, 02/15/2019(b)	5	4
4.95%, 10/13/2045 (b)	5	5	Ingles Markets Inc
Elwood Energy LLC			5.75%, 06/15/2023	5	5
8.16%, 07/05/2026	15	17	JBS USA LUX SA / JBS USA Finance Inc
Emera US Finance LP			5.75%, 06/15/2025(b)	5	5
2.70%, 06/15/2021 (b)	10	10	Kraft Heinz Foods Co
Exelon Corp			2.80%, 07/02/2020	15	15
2.85%, 06/15/2020	15	15	4.38%, 06/01/2046	25	24

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Food (continued)			Healthcare - Services (continued)
Kraft Heinz Foods Co (continued)			HCA Inc (continued)
5.00%, 07/15/2035	$5	$5	5.88%, 03/15/2022	$5	$5
Post Holdings Inc			Humana Inc
5.00%, 08/15/2026 (b)	5	5	4.95%, 10/01/2044	2	2
7.75%, 03/15/2024 (b)	5	6	MPH Acquisition Holdings LLC
Smithfield Foods Inc			7.13%, 06/01/2024(b)	5	5
5.88%, 08/01/2021 (b)	5	5	UnitedHealth Group Inc
TreeHouse Foods Inc			1.90%, 07/16/2018	10	10
6.00%, 02/15/2024 (b)	5	5	4.63%, 07/15/2035	55	60
Wm Wrigley Jr Co			4.75%, 07/15/2045	5	6
2.40%, 10/21/2018 (b)	10	10	WellCare Health Plans Inc
3.38%, 10/21/2020 (b)	25	26	5.75%, 11/15/2020	5	5
		$131			$328
Forest Products & Paper - 0.07%			Home Builders - 0.08%
Domtar Corp			Lennar Corp
6.25%, 09/01/2042	20	19	4.13%, 12/01/2018	5	5
International Paper Co			4.75%, 11/15/2022(c)	5	5
3.00%, 02/15/2027	5	5	WCI Communities Inc
Tembec Industries Inc			6.88%, 08/15/2021	15	16
9.00%, 12/15/2019 (b)	5	5	Woodside Homes Co LLC / Woodside Homes
		$29	Finance Inc
Gas- 0.05%			6.75%, 12/15/2021(b)	5	5
Dominion Gas Holdings LLC					$31
2.80%, 11/15/2020	15	15	Home Equity Asset Backed Securities - 0.05%
NGL Energy Partners LP / NGL Energy			Specialty Underwriting & Residential Finance
Finance Corp			Trust Series 2004-BC1
6.88%, 10/15/2021	5	5	1.52%, 02/25/2035(c)	21	20
		$20
Healthcare - Products - 0.43%			Housewares - 0.02%
Abbott Laboratories			Newell Brands Inc
2.90%, 11/30/2021	10	10	3.15%, 04/01/2021	5	5
3.75%, 11/30/2026	15	15	3.85%, 04/01/2023	5	5
4.90%, 11/30/2046	20	20			$10
Hill-Rom Holdings Inc			Insurance - 0.99%
5.75%, 09/01/2023 (b),(c)	5	5	American Equity Investment Life Holding
Mallinckrodt International Finance SA /			Co
Mallinckrodt CB LLC			6.63%, 07/15/2021	5	5
5.75%, 08/01/2022 (b)	5	5	American International Group Inc
Medtronic Inc			3.30%, 03/01/2021	15	15
2.50%, 03/15/2020	10	10	Arch Capital Finance LLC
4.38%, 03/15/2035	19	20	4.01%, 12/15/2026	5	5
4.63%, 03/15/2045	15	16	5.03%, 12/15/2046	5	5
St Jude Medical Inc			Chubb INA Holdings Inc
4.75%, 04/15/2043	5	5	2.30%, 11/03/2020	25	25
Universal Hospital Services Inc			CNO Financial Group Inc
7.63%, 08/15/2020	10	10	4.50%, 05/30/2020	5	5
Zimmer Biomet Holdings Inc			Liberty Mutual Group Inc
2.70%, 04/01/2020	35	35	7.00%, 03/07/2067(b),(c)	15	13
3.15%, 04/01/2022	20	20	Markel Corp
3.55%, 04/01/2025	10	10	5.00%, 04/05/2046	15	15
		$181	Metropolitan Life Global Funding I
Healthcare - Services - 0.79%			2.30%, 04/10/2019(b)	150	151
Aetna Inc			Prudential Financial Inc
2.40%, 06/15/2021	20	20	5.38%, 05/15/2045(c)	15	15
2.75%, 11/15/2022	30	30	Teachers Insurance & Annuity Association of
2.80%, 06/15/2023	25	25	America
3.20%, 06/15/2026	25	25	4.90%, 09/15/2044(b)	15	16
4.25%, 06/15/2036	10	10	TIAA Asset Management Finance Co LLC
4.38%, 06/15/2046	5	5	2.95%, 11/01/2019(b)	40	41
Anthem Inc			Travelers Cos Inc/The
4.63%, 05/15/2042	10	10	3.75%, 05/15/2046	10	10
Centene Corp			Voya Financial Inc
4.75%, 05/15/2022	10	10	5.65%, 05/15/2053(c)	20	20
6.13%, 02/15/2024	5	5	XLIT Ltd
Cigna Corp			4.45%, 03/31/2025	60	60
4.00%, 02/15/2022	5	5	5.50%, 03/31/2045	15	14
4.38%, 12/15/2020	50	53			$415
Fresenius Medical Care US Finance II Inc			Internet - 0.01%
5.88%, 01/31/2022 (b)	5	6	Zayo Group LLC / Zayo Capital Inc
HCA Inc			6.00%, 04/01/2023	5	5
4.75%, 05/01/2023	10	10
5.25%, 04/15/2025	20	21

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Iron & Steel - 0.22%			Mining - 0.13%
AK Steel Corp			Barrick Gold Corp
7.63%, 05/15/2020	$5	$5	4.10%, 05/01/2023	$25	$26
ArcelorMittal			Barrick North America Finance LLC
8.00%, 10/15/2039 (c)	20	22	4.40%, 05/30/2021	3	3
Commercial Metals Co			BHP Billiton Finance USA Ltd
7.35%, 08/15/2018	25	27	2.05%, 09/30/2018	10	10
Signode Industrial Group Lux SA/Signode			FMG Resources August 2006 Pty Ltd
Industrial Group US Inc			6.88%, 04/01/2022(b)	5	5
6.38%, 05/01/2022 (b)	10	10	9.75%, 03/01/2022(b)	5	6
Vale Overseas Ltd			Taseko Mines Ltd
5.88%, 06/10/2021	25	26	7.75%, 04/15/2019	5	4
		$90			$54
Leisure Products & Services - 0.01%			Miscellaneous Manufacturers - 0.31%
NCL Corp Ltd			Bombardier Inc
4.63%, 11/15/2020 (b)	5	5	7.50%, 03/15/2025(b)	10	10
			8.75%, 12/01/2021(b)	10	10
Lodging - 0.06%			General Electric Co
Boyd Gaming Corp			5.30%, 02/11/2021	70	78
6.88%, 05/15/2023	5	5	Ingersoll-Rand Global Holding Co Ltd
MGM Resorts International			2.88%, 01/15/2019	10	10
6.00%, 03/15/2023	5	6	5.75%, 06/15/2043	5	6
Wyndham Worldwide Corp			Ingersoll-Rand Luxembourg Finance SA
2.50%, 03/01/2018	15	15	2.63%, 05/01/2020	15	15
		$26			$129
Machinery - Construction & Mining - 0.01%			Mortgage Backed Securities - 0.27%
Vander Intermediate Holding II Corp			Fannie Mae Interest Strip
9.75%, PIK 10.50%, 02/01/2019 (b),(f)	5	4	4.50%, 10/25/2035(c),(e)	129	4
			Freddie Mac REMICS
Media- 0.81%			3.50%, 02/15/2025(c),(e)	186	9
21st Century Fox America Inc			Sequoia Mortgage Trust 2016-3
4.75%, 09/15/2044	10	10	3.50%, 11/25/2046(b),(c)	98	100
5.40%, 10/01/2043	5	5			$113
6.15%, 02/15/2041	5	6	Office & Business Equipment - 0.02%
6.40%, 12/15/2035	15	18	Xerox Corp
CCO Holdings LLC / CCO Holdings Capital			2.95%, 03/15/2017	5	5
Corp			6.75%, 02/01/2017	5	5
5.13%, 05/01/2023 (b)	15	16			$10
5.75%, 02/15/2026 (b)	5	5	Oil & Gas - 1.29%
Charter Communications Operating LLC /			Anadarko Petroleum Corp
Charter Communications Operating Capital			3.45%, 07/15/2024	10	10
4.91%, 07/23/2025	25	26	4.85%, 03/15/2021	55	59
6.38%, 10/23/2035	5	6	5.55%, 03/15/2026	10	11
6.83%, 10/23/2055	10	12	6.60%, 03/15/2046	5	6
Comcast Corp			Apache Corp
2.75%, 03/01/2023	35	35	4.75%, 04/15/2043	5	5
3.38%, 02/15/2025	25	25	Baytex Energy Corp
4.60%, 08/15/2045	5	5	5.13%, 06/01/2021(b)	5	5
6.40%, 03/01/2040	10	13	BP Capital Markets PLC
Cox Communications Inc			1.42%, 05/10/2019(c)	50	50
2.95%, 06/30/2023 (b)	10	9	3.02%, 01/16/2027	10	10
DISH DBS Corp			3.72%, 11/28/2028	10	10
4.25%, 04/01/2018	5	5	Canadian Natural Resources Ltd
5.88%, 07/15/2022	15	16	3.90%, 02/01/2025	5	5
5.88%, 11/15/2024	5	5	Chesapeake Energy Corp
7.88%, 09/01/2019	10	11	8.00%, 12/15/2022(b)	7	8
Grupo Televisa SAB			Concho Resources Inc
6.63%, 01/15/2040	35	37	4.38%, 01/15/2025	20	20
RCN Telecom Services LLC / RCN Capital			Continental Resources Inc/OK
Corp			3.80%, 06/01/2024	15	14
8.50%, 08/15/2020 (b)	10	11	4.50%, 04/15/2023	5	5
Time Warner Cable LLC			5.00%, 09/15/2022	5	5
5.88%, 11/15/2040	5	5	Denbury Resources Inc
6.75%, 07/01/2018	5	5	5.50%, 05/01/2022	10	9
Time Warner Inc			Ecopetrol SA
2.10%, 06/01/2019	10	10	5.88%, 05/28/2045	5	4
3.60%, 07/15/2025	10	10	Encana Corp
4.05%, 12/15/2023	5	5	5.15%, 11/15/2041	10	9
6.25%, 03/29/2041	5	6	EP Energy LLC / Everest Acquisition Finance
Viacom Inc			Inc
4.85%, 12/15/2034	15	13	9.38%, 05/01/2020	15	14
5.85%, 09/01/2043	10	10	Exxon Mobil Corp
		$340	1.71%, 03/01/2019	55	55

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)			Pharmaceuticals - 0.63%
Exxon Mobil Corp (continued)			AbbVie Inc
2.22%, 03/01/2021	$20	$20	1.80%, 05/14/2018	$50	$50
Gulfport Energy Corp			4.45%, 05/14/2046	5	5
6.38%, 05/15/2025 (b)	5	5	4.70%, 05/14/2045	5	5
Halcon Resources Corp			Actavis Funding SCS
8.63%, 02/01/2020 (b)	5	5	3.45%, 03/15/2022	25	25
Kerr-McGee Corp			4.55%, 03/15/2035	5	5
7.88%, 09/15/2031	5	6	4.85%, 06/15/2044	10	10
Nabors Industries Inc			Baxalta Inc
5.50%, 01/15/2023 (b)	10	10	4.00%, 06/23/2025	5	5
Northern Blizzard Resources Inc			5.25%, 06/23/2045	5	5
7.25%, 02/01/2022 (b)	6	6	Forest Laboratories LLC
Oasis Petroleum Inc			5.00%, 12/15/2021(b)	5	5
6.50%, 11/01/2021	10	10	Pfizer Inc
PDC Energy Inc			3.00%, 12/15/2026	10	10
7.75%, 10/15/2022	5	5	4.13%, 12/15/2046	5	5
Petrobras Global Finance BV			4.40%, 05/15/2044	5	5
4.38%, 05/20/2023	10	9	Shire Acquisitions Investments Ireland DAC
Petroleos Mexicanos			2.40%, 09/23/2021	35	34
6.50%, 03/13/2027 (b)	20	21	2.88%, 09/23/2023	25	24
6.88%, 08/04/2026 (b)	20	21	3.20%, 09/23/2026	35	33
Phillips 66			Teva Pharmaceutical Finance Netherlands III
4.65%, 11/15/2034	10	10	BV
Pioneer Natural Resources Co			1.70%, 07/19/2019	15	15
3.45%, 01/15/2021	20	21	4.10%, 10/01/2046	10	9
QEP Resources Inc			Valeant Pharmaceuticals International Inc
5.25%, 05/01/2023	10	10	5.38%, 03/15/2020(b)	5	4
Repsol Oil & Gas Canada Inc			5.63%, 12/01/2021(b)	5	4
7.75%, 06/01/2019	25	27	7.50%, 07/15/2021(b)	5	4
Shell International Finance BV					$262
4.00%, 05/10/2046	5	5	Pipelines - 0.80%
Sunoco LP / Sunoco Finance Corp			Boardwalk Pipelines LP
5.50%, 08/01/2020	5	5	3.38%, 02/01/2023	15	14
6.38%, 04/01/2023	5	5	Buckeye Partners LP
Tesoro Corp			3.95%, 12/01/2026	15	15
4.75%, 12/15/2023 (b)	5	5	Columbia Pipeline Group Inc
Whiting Petroleum Corp			3.30%, 06/01/2020	20	20
5.75%, 03/15/2021	10	10	Enbridge Inc
Woodside Finance Ltd			1.38%, 06/02/2017(c)	30	30
3.70%, 09/15/2026 (b)	5	5	4.25%, 12/01/2026	15	15
WPX Energy Inc			6.00%, 01/15/2077(c)	5	5
7.50%, 08/01/2020	5	5	Energy Transfer Equity LP
		$540	5.88%, 01/15/2024	5	5
Oil & Gas Services - 0.01%			Energy Transfer Partners LP
Chesapeake Oil Op/Fin Escrow Shares			4.05%, 03/15/2025	5	5
0.00%, 11/15/2019 (a),(g),(h)	5	—	4.90%, 03/15/2035	5	5
Schlumberger Investment SA			EnLink Midstream Partners LP
3.30%, 09/14/2021 (b)	5	5	4.15%, 06/01/2025	10	10
		$5	4.40%, 04/01/2024	15	15
Other Asset Backed Securities - 0.11%			5.05%, 04/01/2045	10	9
Countrywide Asset-Backed Certificates			Enterprise Products Operating LLC
2.36%, 01/25/2034 (c)	36	34	3.70%, 02/15/2026	5	5
JP Morgan Mortgage Acquisition Trust 2007-			4.90%, 05/15/2046	10	10
CH3			Kinder Morgan Energy Partners LP
0.91%, 03/25/2037 (c)	11	11	4.70%, 11/01/2042	15	14
		$45	5.63%, 09/01/2041	5	5
Packaging & Containers - 0.23%			Kinder Morgan Inc/DE
Crown Americas LLC / Crown Americas			3.05%, 12/01/2019	10	10
Capital Corp V			MPLX LP
4.25%, 09/30/2026 (b)	5	5	4.88%, 06/01/2025	2	2
Crown Cork & Seal Co Inc			ONEOK Partners LP
7.38%, 12/15/2026	8	9	4.90%, 03/15/2025	10	11
Packaging Corp of America			Phillips 66 Partners LP
4.50%, 11/01/2023	20	21	3.55%, 10/01/2026	15	15
Reynolds Group Issuer Inc / Reynolds Group			Sabine Pass Liquefaction LLC
Issuer LLC / Reynolds Group Issuer			5.63%, 03/01/2025	20	21
(Luxembourg) S.A.			Tesoro Logistics LP / Tesoro Logistics
5.75%, 10/15/2020	30	31	Finance Corp
WestRock RKT Co			6.13%, 10/15/2021	10	10
3.50%, 03/01/2020	30	31	TransCanada PipeLines Ltd
		$97	4.63%, 03/01/2034	10	11
			5.00%, 10/16/2043	5	6
			7.13%, 01/15/2019	5	5

See accompanying notes.

Schedule of Investments Balanced Account December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Pipelines (continued)			REITS (continued)
Western Gas Partners LP			Ventas Realty LP (continued)
4.65%, 07/01/2026	$5	$5	3.25%, 10/15/2026	$10	$10
5.45%, 04/01/2044	20	21			$277
Williams Partners LP			Retail - 0.35%
3.60%, 03/15/2022	10	10	CVS Health Corp
4.00%, 09/15/2025	15	15	4.75%, 12/01/2022	25	27
5.10%, 09/15/2045	10	9	5.00%, 12/01/2024	10	11
		$333	CVS Pass-Through Trust
Private Equity - 0.01%			7.51%, 01/10/2032(b)	4	5
Icahn Enterprises LP / Icahn Enterprises			Dollar Tree Inc
Finance Corp			5.75%, 03/01/2023	5	5
6.00%, 08/01/2020	5	5	Home Depot Inc/The
			3.35%, 09/15/2025	10	10
Real Estate - 0.09%			5.88%, 12/16/2036	5	7
American Campus Communities Operating			KFC Holding Co/Pizza Hut Holdings
Partnership LP			LLC/Taco Bell of America LLC
3.35%, 10/01/2020	10	10	5.00%, 06/01/2024(b)	5	5
4.13%, 07/01/2024	10	11	L Brands Inc
Crescent Communities LLC/Crescent			6.88%, 11/01/2035	5	5
Ventures Inc			Landry's Inc
8.88%, 10/15/2021 (b)	5	5	6.75%, 10/15/2024(b)	5	5
Kennedy-Wilson Inc			McDonald's Corp
5.88%, 04/01/2024	5	5	2.10%, 12/07/2018	15	15
Prologis LP			2.75%, 12/09/2020	25	25
3.75%, 11/01/2025	5	5	4.88%, 12/09/2045	10	11
		$36	Michaels Stores Inc
REITS- 0.66%			5.88%, 12/15/2020(b)	5	5
American Tower Corp			PetSmart Inc
3.50%, 01/31/2023	15	15	7.13%, 03/15/2023(b)	5	5
Brixmor Operating Partnership LP			Tops Holding LLC / Tops Markets II Corp
4.13%, 06/15/2026	5	5	8.00%, 06/15/2022(b)	5	5
CC Holdings GS V LLC / Crown Castle GS					$146
III Corp			Semiconductors - 0.05%
3.85%, 04/15/2023	30	31	Micron Technology Inc
DuPont Fabros Technology LP			5.50%, 02/01/2025	5	5
5.88%, 09/15/2021	5	5	7.50%, 09/15/2023(b)	5	5
Equinix Inc			QUALCOMM Inc
4.88%, 04/01/2020	5	5	4.80%, 05/20/2045	10	11
5.38%, 01/01/2022	5	5			$21
5.38%, 04/01/2023	5	5	Software - 0.28%
Essex Portfolio LP			Activision Blizzard Inc
3.38%, 04/15/2026	25	24	2.30%, 09/15/2021(b)	10	10
Healthcare Trust of America Holdings LP			3.40%, 09/15/2026(b)	5	5
3.50%, 08/01/2026	20	19	6.13%, 09/15/2023(b)	5	5
Hospitality Properties Trust			First Data Corp
4.25%, 02/15/2021	20	21	5.00%, 01/15/2024(b)	5	5
Iron Mountain US Holdings Inc			Microsoft Corp
5.38%, 06/01/2026 (b)	10	10	2.00%, 11/03/2020	5	5
iStar Inc			2.00%, 08/08/2023	5	5
4.88%, 07/01/2018	5	5	2.40%, 08/08/2026	15	14
6.50%, 07/01/2021	10	10	3.70%, 08/08/2046	20	19
9.00%, 06/01/2017	5	5	MSCI Inc
Kimco Realty Corp			5.75%, 08/15/2025(b)	5	5
2.80%, 10/01/2026	5	5	Oracle Corp
3.40%, 11/01/2022	5	5	1.90%, 09/15/2021	5	5
4.25%, 04/01/2045	15	14	2.65%, 07/15/2026	5	5
MGM Growth Properties Operating			4.00%, 07/15/2046	30	28
Partnership LP / MGP Finance Co-Issuer Inc			4.38%, 05/15/2055	5	5
5.63%, 05/01/2024 (b)	5	5			$116
MPT Operating Partnership LP / MPT Finance			Sovereign - 0.27%
Corp			Hungary Government International Bond
5.25%, 08/01/2026	5	5	5.38%, 02/21/2023	10	11
Realty Income Corp			Mexico Government International Bond
3.00%, 01/15/2027	15	14	4.00%, 10/02/2023	6	6
Retail Properties of America Inc			Peruvian Government International Bond
4.00%, 03/15/2025	20	19	5.63%, 11/18/2050	15	17
Select Income REIT			Republic of Poland Government International
4.15%, 02/01/2022	15	15	Bond
Simon Property Group LP			3.25%, 04/06/2026	50	48
2.50%, 09/01/2020	5	5	Romanian Government International Bond
Ventas Realty LP			4.88%, 01/22/2024(b)	30	32
3.13%, 06/15/2023	15	15			$114

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value(000	's)
Student Loan Asset Backed Securities - 0.14%			Transportation (continued)
Navient Student Loan Trust 2015-1			Union Pacific Corp
1.06%, 09/26/2022 (c)	$57	$56	3.80%, 10/01/2051	$5	$5
SLM Private Education Loan Trust 2012-E			4.38%, 11/15/2065	15	15
1.45%, 10/16/2023 (b),(c)	3	3			$148
		$59	Trucking & Leasing - 0.02%
Telecommunications - 0.86%			Penske Truck Leasing Co Lp / PTL Finance
AT&T Inc			Corp
1.85%, 11/27/2018 (c)	10	10	3.38%, 02/01/2022(b)	10	10
2.38%, 11/27/2018	5	5
3.80%, 03/15/2022	20	21	TOTAL BONDS		$8,927
4.13%, 02/17/2026	15	15	SENIOR FLOATING RATE INTERESTS -	Principal
4.50%, 05/15/2035	25	24	0.10%	Amount (000's) Value (000's)
4.75%, 05/15/2046	5	5	Forest Products & Paper - 0.01%
6.00%, 08/15/2040	15	16	Caraustar Industries Inc, Term Loan B
6.38%, 03/01/2041	10	12	8.00%, 04/26/2019(c)	$4	$4
Cisco Systems Inc
1.85%, 09/20/2021	5	5	Oil & Gas - 0.05%
2.20%, 02/28/2021	20	20	California Resources Corp, Term Loan
2.50%, 09/20/2026	5	5	11.37%, 12/31/2021 (c)	5	6
Frontier Communications Corp			Seadrill Operating LP, Term Loan B
7.13%, 01/15/2023	10	9	4.00%, 02/12/2021(c)	19	13
11.00%, 09/15/2025	10	10			$19
10.50%, 09/15/2022	5	5	Packaging & Containers - 0.01%
Goodman Networks Inc			SIG Combibloc US Acquisition Inc, Term
12.13%, 07/01/2018 (g)	5	2	Loan B
Level 3 Communications Inc			4.00%, 03/11/2022(c)	5	5
5.75%, 12/01/2022	5	5
Level 3 Financing Inc			Retail - 0.01%
5.38%, 01/15/2024	10	10	Academy Ltd, Term Loan B
6.13%, 01/15/2021	5	5	5.00%, 06/16/2022(c)	4	4
Sprint Capital Corp
6.88%, 11/15/2028	10	10	Semiconductors - 0.02%
Sprint Communications Inc			Avago Technologies Cayman Finance Ltd,
6.00%, 11/15/2022	10	10	Term Loan B3
7.00%, 08/15/2020	10	11	3.70%, 02/01/2023(c)	7	7
9.13%, 03/01/2017	3	3
T-Mobile USA Inc			TOTAL SENIOR FLOATING RATE INTERESTS		$39
6.25%, 04/01/2021	10	10	U.S. GOVERNMENT & GOVERNMENT	Principal
6.50%, 01/15/2026	5	5	AGENCY OBLIGATIONS - 16.53%	Amount (000's)	Value(000	's)
6.63%, 04/28/2021	5	5	Federal Home Loan Mortgage Corporation (FHLMC) - 2.25%
Verizon Communications Inc			3.00%, 11/01/2042	$82	$82
2.63%, 08/15/2026	20	18	3.50%, 04/01/2046	95	97
2.71%, 09/14/2018 (c)	50	51
			4.00%, 02/01/2044	50	53
4.52%, 09/15/2048	3	3	4.00%, 10/01/2044	71	74
5.01%, 08/21/2054	12	12	4.00%, 01/01/2045	78	83
5.15%, 09/15/2023	25	28	4.00%, 01/01/2046	85	90
Vodafone Group PLC			4.50%, 04/01/2031	11	11
2.50%, 09/26/2022	10	10	4.50%, 12/01/2043	41	44
		$360	4.50%, 05/01/2044	67	72
Transportation - 0.35%			5.00%, 06/01/2031	25	27
Burlington Northern Santa Fe LLC			5.00%, 08/01/2040	84	93
3.85%, 09/01/2023	10	11	5.00%, 06/01/2041	37	40
5.05%, 03/01/2041	15	17	5.00%, 03/01/2042	46	51
CSX Corp			5.50%, 12/01/2022	4	4
3.70%, 10/30/2020	15	15	6.00%, 01/01/2029	5	6
3.95%, 05/01/2050	5	4	6.00%, 10/01/2036(c)	6	7
5.50%, 04/15/2041	10	11	6.00%, 08/01/2037	20	23
Eletson Holdings Inc			6.00%, 01/01/2038(c)	4	5
9.63%, 01/15/2022 (b)	5	4
			6.00%, 07/01/2038	13	15
FedEx Corp			6.50%, 05/01/2031	2	2
4.55%, 04/01/2046	5	5	6.50%, 06/01/2031	6	7
4.75%, 11/15/2045	25	26	6.50%, 10/01/2035	13	15
Hornbeck Offshore Services Inc			7.00%, 12/01/2027	6	7
5.00%, 03/01/2021	10	7	7.50%, 08/01/2030	1	1
Navios Maritime Acquisition Corp / Navios			8.00%, 12/01/2030	28	32
Acquisition Finance US Inc					$941
8.13%, 11/15/2021 (b)	20	17
			Federal National Mortgage Association (FNMA) - 5.39%
Navios Maritime Holdings Inc / Navios			2.50%, 03/01/2030	80	80
Maritime Finance II US Inc			3.00%, 06/01/2027	169	175
7.38%, 01/15/2022 (b)	10	6
			3.00%, 10/01/2034	34	34
Navios South American Logistics Inc / Navios			3.00%, 07/01/2043	44	44
Logistics Finance US Inc			3.00%, 01/01/2046(i)	340	338
7.25%, 05/01/2022 (b)	5	5

See accompanying notes.

Schedule of Investments
Balanced Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal		U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)			U.S. Treasury Bill - 1.37%
3.50%, 10/01/2033	$65	$68	0.49%, 03/30/2017(j)	$575	$574
3.50%, 05/01/2043	50	52
3.50%, 07/01/2043	188	194	U.S. Treasury Inflation-Indexed Obligations - 0.24%
3.50%, 08/01/2043	71	73	0.13%, 04/15/2019	10	11
3.50%, 09/01/2044	80	82	0.25%, 01/15/2025	92	90
3.50%, 11/01/2044	94	96			$101
3.50%, 06/01/2046	348	357	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
4.00%, 08/01/2020	3	3	OBLIGATIONS		$6,913
4.00%, 02/01/2031	5	6	Total Investments		$42,557
4.00%, 06/01/2031	13	14	Other Assets and Liabilities - (1.78)%		$(744)
4.00%, 03/01/2041	21	23	TOTAL NET ASSETS - 100.00%		$41,813
4.00%, 05/01/2045	189	200
4.00%, 12/01/2045	22	23
4.50%, 05/01/2040	70	76	(a) Non-Income Producing Security
4.50%, 11/01/2045	34	37	(b)	Security exempt from registration under Rule 144A of the Securities Act of
5.00%, 01/01/2042	25	28	1933. These securities may be resold in transactions exempt from
5.50%, 03/01/2034	11	13	registration, normally to qualified institutional buyers. At the end of the
5.50%, 04/01/2035	2	2	period, the value of these securities totaled $1,300 or 3.11% of net assets.
5.50%, 07/01/2038	58	65	(c)	Variable Rate. Rate shown is in effect at December 31, 2016.
6.00%, 02/01/2025	14	16	(d)	Perpetual security. Perpetual securities pay an indefinite stream of
6.00%, 11/01/2035	79	90	interest, but they may be called by the issuer at an earlier date.
6.00%, 11/01/2037	29	33	(e) Security is an Interest Only Strip
6.00%, 03/01/2038	7	9	(f)	Payment in kind; the issuer has the option of paying additional securities
6.50%, 02/01/2032	5	5	in lieu of cash.
6.50%, 07/01/2037	3	3	(g)	Security is Illiquid. At the end of the period, the value of these securities
6.50%, 07/01/2037	3	4	totaled $2 or 0.00% of net assets.
6.50%, 02/01/2038	5	5	(h)	Fair value of these investments is determined in good faith by the Manager
6.50%, 09/01/2038	5	6	under procedures established and periodically reviewed by the Board of
		$2,254	Directors. Inputs used in the valuation may be unobservable; however, not
Government National Mortgage Association (GNMA) - 1.19%			all securities are included in Level 3 of the fair value hierarchy. At the end
3.00%, 01/01/2043	150	152	of the period, the fair value of these securities totaled $0 or 0.00% of net
3.00%, 02/15/2043	22	23	assets.
3.00%, 01/20/2046	61	62	(i)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
3.50%, 05/15/2042	60	62	Notes to Financial Statements for additional information.
3.50%, 10/15/2042	35	36	(j)	Rate shown is the discount rate of the original purchase.
4.50%, 11/15/2040	47	52
5.00%, 02/15/2039	63	70
6.00%, 09/20/2026	10	11
6.00%, 01/15/2029	13	15	Portfolio Summary (unaudited)
7.00%, 05/15/2031	4	5	Sector		Percent
7.00%, 02/20/2032	7	8	Financial		16.70%
		$496	Consumer, Non-cyclical		15.40%
U.S. Treasury - 6.09%			Mortgage Securities		11.15%
0.88%, 04/30/2017	100	100	Communications		9.86%
1.25%, 10/31/2021	60	58	Industrial		8.28%
1.25%, 07/31/2023	70	66	Consumer, Cyclical		8.23%
1.38%, 04/30/2020	40	40	Technology		8.04%
1.50%, 08/15/2026	20	19	Government		7.97%
1.63%, 10/31/2023	20	19	Energy		6.54%
1.75%, 09/30/2019	325	328	Utilities		3.06%
1.75%, 11/30/2021	150	149	Basic Materials		2.69%
1.75%, 04/30/2022	5	5	Investment Companies		2.26%
1.88%, 11/30/2021	300	299	Asset Backed Securities		1.60%
2.00%, 05/31/2021	25	25	Other Assets and Liabilities		(1.78)%
2.00%, 10/31/2021	45	45	TOTAL NET ASSETS		100.00%
2.13%, 06/30/2022	450	452
2.13%, 11/30/2023	5	5
2.25%, 11/15/2025	175	173
2.25%, 08/15/2046	10	9
2.38%, 08/15/2024	10	10
2.50%, 02/15/2046	10	9
2.75%, 08/15/2042	20	19
2.88%, 08/15/2045	45	43
3.00%, 11/15/2044	50	49
3.00%, 05/15/2045	100	99
3.00%, 11/15/2045	150	148
3.13%, 11/15/2041	20	20
3.13%, 08/15/2044	10	10
3.75%, 11/15/2043	100	113
4.50%, 02/15/2036	165	209
4.75%, 02/15/2037	20	26
		$2,547

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

INVESTMENT COMPANIES - 7.83%	Shares Held	Value(000's)		Principal
Money Market Funds - 7.83%			BONDS (continued)	Amount (000's)	Value (000's)
First American Government Obligations Fund	170,976,869	$170,977	Agriculture (continued)
			Reynolds American Inc(continued)
TOTAL INVESTMENT COMPANIES		$170,977	8.13%, 06/23/2019	$36	$41
	Principal				$4,980
BONDS- 33.92%	Amount (000's)	Value(000's)	Airlines - 0.07%
Advertising - 0.01%			American Airlines 2011-1 Class A Pass
Omnicom Group Inc			Through Trust
4.45%, 08/15/2020	$128	$136	5.25%, 07/31/2022	119	126
			American Airlines 2014-1 Class A Pass
Aerospace & Defense - 0.42%			Through Trust
Boeing Capital Corp			3.70%, 04/01/2028	354	351
4.70%, 10/27/2019	33	36	Continental Airlines 2010-1 Class A Pass
Boeing Co/The			Through Trust
1.88%, 06/15/2023	500	477	4.75%, 07/12/2022	35	37
2.25%, 06/15/2026	500	469	Continental Airlines 2012-2 Class A Pass
5.88%, 02/15/2040	154	195	Through Trust
7.95%, 08/15/2024	200	264	4.00%, 04/29/2026	169	173
General Dynamics Corp			Delta Air Lines 2007-1 Class A Pass Through
2.13%, 08/15/2026	350	323	Trust
Harris Corp			6.82%, 02/10/2024	68	78
3.83%, 04/27/2025	500	508	Southwest Airlines Co
4.40%, 12/15/2020	51	54	2.75%, 11/06/2019	300	305
L3 Technologies Inc			United Airlines 2014-2 Class A Pass Through
4.95%, 02/15/2021	277	296	Trust
Lockheed Martin Corp			3.75%, 03/03/2028	188	190
2.50%, 11/23/2020	255	257	US Airways 2013-1 Class A Pass Through
3.35%, 09/15/2021	102	105	Trust
3.55%, 01/15/2026	225	230	3.95%, 05/15/2027	168	172
3.60%, 03/01/2035	350	333			$1,432
4.07%, 12/15/2042	47	46	Apparel - 0.07%
4.70%, 05/15/2046	345	375	NIKE Inc
5.50%, 11/15/2039	220	258	2.25%, 05/01/2023	200	195
6.15%, 09/01/2036	290	363	2.38%, 11/01/2026	350	330
Northrop Grumman Corp			3.38%, 11/01/2046	350	316
1.75%, 06/01/2018	500	501	3.63%, 05/01/2043	200	189
3.20%, 02/01/2027	500	495	Under Armour Inc
3.25%, 08/01/2023	500	510	3.25%, 06/15/2026	160	151
3.50%, 03/15/2021	277	287	VF Corp
Raytheon Co			6.00%, 10/15/2033	350	416
3.13%, 10/15/2020	77	80			$1,597
4.88%, 10/15/2040	154	173	Automobile Asset Backed Securities - 0.21%
United Technologies Corp			Ally Auto Receivables Trust 2013-2
2.65%, 11/01/2026	500	480	1.24%, 11/15/2018	400	400
3.10%, 06/01/2022	1,000	1,028	Capital Auto Receivables Asset Trust 2015-2
4.50%, 04/15/2020	74	80	1.39%, 09/20/2018(a)	1,000	1,001
4.50%, 06/01/2042	580	621	CarMax Auto Owner Trust 2013-4
5.70%, 04/15/2040	51	62	0.80%, 07/16/2018	46	46
6.13%, 07/15/2038	18	23	Fifth Third Auto Trust 2014-3
6.70%, 08/01/2028	175	228	1.47%, 05/17/2021(a)	500	500
		$9,157	Ford Credit Auto Owner Trust 2016-B
Agriculture - 0.23%			1.33%, 10/15/2020	1,000	997
Altria Group Inc			Honda Auto Receivables 2014-4 Owner
4.00%, 01/31/2024	350	370	Trust
4.50%, 05/02/2043	500	508	0.99%, 09/17/2018	259	259
4.75%, 05/05/2021	128	140	Honda Auto Receivables Owner Trust 2014-
5.38%, 01/31/2044	200	231	3
9.25%, 08/06/2019	126	149	0.88%, 06/15/2018(a)	194	194
Archer-Daniels-Midland Co			Hyundai Auto Receivables Trust 2012-C
2.50%, 08/11/2026	850	803	1.06%, 06/15/2018	88	88
4.48%, 03/01/2021 (a)	29	31	Nissan Auto Receivables 2015-B Owner
Philip Morris International Inc			Trust
2.75%, 02/25/2026	270	260	1.34%, 03/16/2020	500	499
2.90%, 11/15/2021	51	52	World Omni Auto Receivables Trust 2013-B
4.38%, 11/15/2041	51	51	1.32%, 01/15/2020(a)	515	515
4.50%, 03/26/2020	131	140			$4,499
4.50%, 03/20/2042	400	408	Automobile Manufacturers - 0.44%
5.65%, 05/16/2018	25	26	American Honda Finance Corp
6.38%, 05/16/2038	100	128	2.45%, 09/24/2020	1,000	1,005
Reynolds American Inc			Daimler Finance North America LLC
4.45%, 06/12/2025	220	232	8.50%, 01/18/2031	102	154
4.85%, 09/15/2023	350	380	Ford Motor Co
5.85%, 08/15/2045	390	462	4.35%, 12/08/2026	690	697
6.88%, 05/01/2020	500	568	4.75%, 01/15/2043	400	380

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Automobile Manufacturers (continued)			Banks (continued)
Ford Motor Co (continued)			BNP Paribas SA (continued)
5.29%, 12/08/2046	$350	$355	4.25%, 10/15/2024	$750	$752
7.45%, 07/16/2031	100	125	5.00%, 01/15/2021	77	84
Ford Motor Credit Co LLC			BPCE SA
2.15%, 01/09/2018	500	501	4.00%, 04/15/2024	250	260
2.24%, 06/15/2018	370	370	Branch Banking & Trust Co
2.55%, 10/05/2018	500	503	1.45%, 05/10/2019	750	742
3.34%, 03/18/2021	1,000	1,007	2.30%, 10/15/2018	750	757
3.66%, 09/08/2024	750	732	2.85%, 04/01/2021	1,000	1,015
4.25%, 09/20/2022	200	206	Capital One Financial Corp
4.38%, 08/06/2023	350	361	2.45%, 04/24/2019	250	252
5.00%, 05/15/2018	200	208	3.20%, 02/05/2025	400	388
5.88%, 08/02/2021	200	221	3.50%, 06/15/2023	84	84
Toyota Motor Credit Corp			Citigroup Inc
1.55%, 07/13/2018	500	500	1.70%, 04/27/2018	1,000	998
1.55%, 10/18/2019	350	346	2.05%, 12/07/2018	1,000	1,000
1.70%, 02/19/2019	500	498	2.40%, 02/18/2020	200	200
2.13%, 07/18/2019	500	502	2.50%, 09/26/2018	1,000	1,010
2.15%, 03/12/2020	500	499	2.65%, 10/26/2020	1,000	1,001
2.25%, 10/18/2023	350	337	2.90%, 12/08/2021	1,000	997
2.63%, 01/10/2023	100	99	3.20%, 10/21/2026	740	708
3.30%, 01/12/2022	77	80	3.50%, 05/15/2023	600	598
		$9,686	3.70%, 01/12/2026	500	497
Automobile Parts & Equipment - 0.02%			3.75%, 06/16/2024	500	509
BorgWarner Inc			4.05%, 07/30/2022	200	207
3.38%, 03/15/2025	500	491	4.30%, 11/20/2026	500	505
			4.50%, 01/14/2022	454	484
Banks- 6.14%			4.65%, 07/30/2045	182	192
Associated Banc-Corp			5.50%, 09/13/2025	300	330
4.25%, 01/15/2025	500	496	5.88%, 01/30/2042	328	389
Australia & New Zealand Banking Group			6.63%, 06/15/2032	112	136
Ltd/New York NY			8.13%, 07/15/2039	127	189
1.50%, 01/16/2018	500	500	Commonwealth Bank of Australia/New York
2.30%, 06/01/2021	310	305	NY
Bank of America Corp			2.05%, 03/15/2019	500	499
1.95%, 05/12/2018	460	461	2.30%, 03/12/2020	750	746
2.00%, 01/11/2018	500	501	2.50%, 09/20/2018	200	202
2.25%, 04/21/2020	160	159	Cooperatieve Rabobank UA
2.60%, 01/15/2019	750	756	3.88%, 02/08/2022	328	346
2.63%, 04/19/2021	750	745	3.95%, 11/09/2022	300	309
3.30%, 01/11/2023	300	301	4.50%, 01/11/2021	51	55
3.50%, 04/19/2026	745	735	5.25%, 05/24/2041	500	582
3.95%, 04/21/2025	830	826	5.25%, 08/04/2045	500	543
4.13%, 01/22/2024	1,000	1,039	Cooperatieve Rabobank UA/NY
4.88%, 04/01/2044	500	543	2.25%, 01/14/2020	300	300
5.63%, 07/01/2020	380	418	Credit Suisse AG/New York NY
5.65%, 05/01/2018	455	477	2.30%, 05/28/2019	500	501
5.70%, 01/24/2022	580	651	3.63%, 09/09/2024	400	403
5.88%, 02/07/2042	228	276	5.40%, 01/14/2020	200	214
6.88%, 04/25/2018	1,705	1,812	Credit Suisse Group Funding Guernsey Ltd
7.63%, 06/01/2019	300	337	3.75%, 03/26/2025	750	739
7.75%, 05/14/2038	750	1,033	4.88%, 05/15/2045	500	513
Bank of America NA			Deutsche Bank AG
2.05%, 12/07/2018	1,000	1,005	3.38%, 05/12/2021	500	495
Bank of Montreal			4.10%, 01/13/2026	500	492
1.40%, 04/10/2018	750	748	Deutsche Bank AG/London
1.45%, 04/09/2018	300	299	1.88%, 02/13/2018	39	39
1.50%, 07/18/2019	500	493	Discover Bank/Greenwood DE
Bank of Nova Scotia/The			2.00%, 02/21/2018	200	200
1.45%, 04/25/2018	300	299	4.25%, 03/13/2026	500	509
2.35%, 10/21/2020	500	498	Fifth Third Bancorp
2.45%, 03/22/2021	500	498	8.25%, 03/01/2038	385	535
4.50%, 12/16/2025	500	514	Fifth Third Bank/Cincinnati OH
Barclays Bank PLC			2.25%, 06/14/2021	500	494
5.14%, 10/14/2020	1,000	1,056	2.30%, 03/15/2019	300	302
Barclays PLC			3.85%, 03/15/2026	500	503
2.75%, 11/08/2019	1,000	997	Goldman Sachs Group Inc/The
BB&T Corp			2.35%, 11/15/2021	750	729
6.85%, 04/30/2019	18	20	2.55%, 10/23/2019	1,000	1,007
BNP Paribas SA			2.75%, 09/15/2020	500	502
2.40%, 12/12/2018	750	756	3.50%, 01/23/2025	1,500	1,480
			3.50%, 11/16/2026	1,000	977
			4.25%, 10/21/2025	1,250	1,270

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

		Principal				Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Banks (continued)				Banks (continued)
Goldman Sachs Group Inc/The	(continued)			Kreditanstalt fuer Wiederaufbau	(continued)
4.75%, 10/21/2045		$360	$380	1.63%, 03/15/2021		$670	$658
5.15%, 05/22/2045		250	263	1.75%, 10/15/2019		750	751
5.25%, 07/27/2021		502	550	1.88%, 04/01/2019		250	252
5.38%, 03/15/2020		1,000	1,085	1.88%, 11/30/2020		500	498
5.75%, 01/24/2022		228	256	2.00%, 05/02/2025		880	842
6.15%, 04/01/2018		821	864	2.63%, 01/25/2022		1,257	1,280
6.25%, 02/01/2041		700	868	2.75%, 09/08/2020		300	308
6.45%, 05/01/2036		351	418	4.00%, 01/27/2020		847	903
HSBC Holdings PLC				4.38%, 03/15/2018		295	306
2.95%, 05/25/2021		500	500	4.50%, 07/16/2018		102	107
3.40%, 03/08/2021		345	351	4.88%, 06/17/2019		1,782	1,921
3.60%, 05/25/2023		500	503	Landwirtschaftliche Rentenbank
3.90%, 05/25/2026		395	398	1.75%, 04/15/2019		350	351
4.00%, 03/30/2022		128	132	1.75%, 07/27/2026		500	462
4.25%, 03/14/2024		500	508	2.00%, 01/13/2025		300	287
4.30%, 03/08/2026		445	461	Lloyds Bank PLC
5.10%, 04/05/2021		728	787	6.38%, 01/21/2021		51	58
6.10%, 01/14/2042		154	192	Lloyds Banking Group PLC
6.50%, 05/02/2036		400	493	4.58%, 12/10/2025(c)		1,000	1,005
6.50%, 09/15/2037		500	620	4.65%, 03/24/2026		500	506
HSBC USA Inc				Manufacturers & Traders Trust Co
1.63%, 01/16/2018		300	299	2.10%, 02/06/2020		200	199
2.63%, 09/24/2018		200	202	Mitsubishi UFJ Financial Group Inc
2.75%, 08/07/2020		500	501	2.53%, 09/13/2023		400	385
Huntington Bancshares Inc/OH				2.76%, 09/13/2026		400	376
2.30%, 01/14/2022		500	485	3.85%, 03/01/2026		350	360
Huntington National Bank/The				Mizuho Financial Group Inc
2.20%, 11/06/2018		500	501	2.27%, 09/13/2021		400	388
Industrial & Commercial Bank of China				2.84%, 09/13/2026		400	379
Ltd/New York				Morgan Stanley
2.45%, 10/20/2021		500	488	2.50%, 04/21/2021		1,000	989
JPMorgan Chase & Co				2.63%, 11/17/2021		1,000	988
1.63%, 05/15/2018		300	300	2.80%, 06/16/2020		1,000	1,008
1.85%, 03/22/2019		500	498	3.13%, 07/27/2026		1,300	1,242
2.25%, 01/23/2020		670	668	3.75%, 02/25/2023		1,200	1,233
2.30%, 08/15/2021		850	834	4.10%, 05/22/2023		350	359
2.55%, 10/29/2020		1,000	999	5.00%, 11/24/2025		500	534
2.75%, 06/23/2020		1,000	1,009	5.63%, 09/23/2019		1,321	1,432
2.97%, 01/15/2023		1,000	997	5.75%, 01/25/2021		1,050	1,165
3.13%, 01/23/2025		1,000	978	6.38%, 07/24/2042		600	771
3.20%, 01/25/2023		1,000	1,011	MUFG Union Bank NA
3.25%, 09/23/2022		300	303	2.25%, 05/06/2019		400	401
3.30%, 04/01/2026		500	491	National Australia Bank Ltd/New York
3.38%, 05/01/2023		400	399	1.88%, 07/12/2021		500	484
3.88%, 09/10/2024		500	506	2.30%, 07/25/2018		400	403
4.40%, 07/22/2020		162	172	Northern Trust Corp
4.50%, 01/24/2022		257	277	3.95%, 10/30/2025		500	524
4.63%, 05/10/2021		257	277	Oesterreichische Kontrollbank AG
4.95%, 03/25/2020		57	61	1.38%, 02/10/2020		250	246
5.40%, 01/06/2042		102	120	1.50%, 10/21/2020		160	157
5.60%, 07/15/2041		154	184	1.88%, 01/20/2021		1,000	989
5.63%, 08/16/2043		350	402	PNC Bank NA
6.30%, 04/23/2019		800	874	1.60%, 06/01/2018		750	749
6.40%, 05/15/2038		200	259	1.95%, 03/04/2019		350	350
KeyBank NA/Cleveland OH				2.25%, 07/02/2019		1,000	1,007
1.60%, 08/22/2019		350	345	3.80%, 07/25/2023		400	412
2.25%, 03/16/2020		200	199	PNC Financial Services Group Inc/The
2.50%, 12/15/2019		500	505	4.38%, 08/11/2020		51	54
KeyCorp				5.13%, 02/08/2020		25	27
5.10%, 03/24/2021		102	112	6.70%, 06/10/2019		25	28
Korea Development Bank/The				Royal Bank of Canada
2.50%, 03/11/2020		500	498	2.15%, 03/06/2020		750	746
2.88%, 08/22/2018		350	356	2.20%, 07/27/2018		400	403
Kreditanstalt fuer Wiederaufbau				2.35%, 10/30/2020		500	499
0.00%, 04/18/2036 (b)		380	203	Santander Bank NA
0.00%, 06/29/2037 (b)		200	103	2.00%, 01/12/2018		300	300
1.00%, 01/26/2018		500	499	Santander Holdings USA Inc
1.00%, 07/15/2019		1,700	1,674	4.50%, 07/17/2025		750	745
1.13%, 08/06/2018		1,500	1,494	Santander UK Group Holdings PLC
1.13%, 11/16/2018		500	497	2.88%, 10/16/2020		1,000	991
1.50%, 06/15/2021		290	282	Santander UK PLC
				2.38%, 03/16/2020		750	746

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Banks (continued)			Beverages (continued)
Santander UK PLC (continued)			Anheuser-Busch Cos LLC	(continued)
3.05%, 08/23/2018	$500	$508	6.50%, 02/01/2043		$500	$645
Skandinaviska Enskilda Banken AB			Anheuser-Busch InBev Finance Inc
1.88%, 09/13/2021	500	484	1.90%, 02/01/2019		1,065	1,067
2.63%, 03/15/2021	500	501	2.65%, 02/01/2021		914	919
Societe Generale SA			3.65%, 02/01/2026		2,290	2,325
2.63%, 10/01/2018	300	304	4.70%, 02/01/2036		500	526
State Street Corp			4.90%, 02/01/2046		750	811
2.55%, 08/18/2020	180	182	Anheuser-Busch InBev Worldwide Inc
3.10%, 05/15/2023	300	299	2.50%, 07/15/2022		300	295
3.55%, 08/18/2025	200	205	3.75%, 01/15/2022		750	783
Sumitomo Mitsui Banking Corp			3.75%, 07/15/2042		100	90
1.75%, 01/16/2018	300	300	5.00%, 04/15/2020		38	41
2.50%, 07/19/2018	300	302	5.38%, 01/15/2020		68	74
3.20%, 07/18/2022	100	101	6.38%, 01/15/2040		251	313
3.65%, 07/23/2025	500	510	6.88%, 11/15/2019		551	623
Sumitomo Mitsui Financial Group Inc			7.75%, 01/15/2019		478	532
2.93%, 03/09/2021	500	503	8.20%, 01/15/2039		51	77
3.78%, 03/09/2026	500	511	Coca-Cola Co/The
SunTrust Bank/Atlanta GA			1.15%, 04/01/2018		500	499
2.75%, 05/01/2023	200	195	1.65%, 03/14/2018		200	201
Svenska Handelsbanken AB			2.88%, 10/27/2025		500	493
2.25%, 06/17/2019	500	502	3.15%, 11/15/2020		528	549
Toronto-Dominion Bank/The			Coca-Cola Femsa SAB de CV
1.63%, 03/13/2018	750	751	2.38%, 11/26/2018		400	403
1.80%, 07/13/2021	500	484	Diageo Capital PLC
2.50%, 12/14/2020	1,000	1,004	4.83%, 07/15/2020		51	55
2.63%, 09/10/2018	350	355	5.88%, 09/30/2036		139	169
UBS AG/Stamford CT			Diageo Investment Corp
2.38%, 08/14/2019	1,000	1,005	2.88%, 05/11/2022		200	201
US Bancorp			Dr Pepper Snapple Group Inc
1.95%, 11/15/2018	101	102	2.60%, 01/15/2019		277	281
2.95%, 07/15/2022	200	201	3.13%, 12/15/2023		500	500
3.00%, 03/15/2022	128	131	4.42%, 12/15/2046		500	510
3.10%, 04/27/2026	750	730	Molson Coors Brewing Co
4.13%, 05/24/2021	77	82	3.00%, 07/15/2026		500	473
US Bank NA/Cincinnati OH			Pepsi Bottling Group Inc/The
1.45%, 01/29/2018	500	500	7.00%, 03/01/2029		300	410
Wachovia Corp			PepsiCo Inc
5.75%, 02/01/2018	280	292	2.15%, 10/14/2020		500	501
Wells Fargo & Co			2.75%, 03/05/2022		593	600
1.50%, 01/16/2018	300	300	3.13%, 11/01/2020		128	132
2.13%, 04/22/2019	1,000	1,003	3.45%, 10/06/2046		500	455
2.50%, 03/04/2021	1,000	993	4.25%, 10/22/2044		500	516
3.00%, 02/19/2025	890	855	4.50%, 01/15/2020		51	55
3.00%, 04/22/2026	500	477	4.88%, 11/01/2040		128	142
3.00%, 10/23/2026	500	476	5.00%, 06/01/2018		300	315
3.45%, 02/13/2023	200	201	5.50%, 01/15/2040		51	61
3.50%, 03/08/2022	180	185				$16,736
3.90%, 05/01/2045	500	474	Biotechnology - 0.40%
4.40%, 06/14/2046	350	335	Amgen Inc
4.60%, 04/01/2021	102	110	2.60%, 08/19/2026		1,000	920
4.75%, 12/07/2046	500	507	4.10%, 06/15/2021		501	528
4.90%, 11/17/2045	500	514	4.56%, 06/15/2048(c)		460	445
5.38%, 02/07/2035	500	568	4.66%, 06/15/2051(c)		810	778
Wells Fargo Bank NA			5.70%, 02/01/2019		12	13
2.15%, 12/06/2019	500	500	Biogen Inc
5.95%, 08/26/2036	750	883	4.05%, 09/15/2025		240	247
6.60%, 01/15/2038	250	318	5.20%, 09/15/2045		500	535
Wells Fargo Capital X			Celgene Corp
5.95%, 12/01/2086	200	208	2.30%, 08/15/2018		110	111
Westpac Banking Corp			2.88%, 08/15/2020		500	506
1.95%, 11/23/2018	500	501	3.88%, 08/15/2025		450	456
2.00%, 08/19/2021	500	485	3.95%, 10/15/2020		400	418
2.60%, 11/23/2020	500	502	4.63%, 05/15/2044		350	343
4.88%, 11/19/2019	225	241	Gilead Sciences Inc
		$134,059	2.55%, 09/01/2020		600	606
Beverages - 0.77%			2.95%, 03/01/2027		500	479
Anheuser-Busch Cos LLC			3.50%, 02/01/2025		750	758
5.50%, 01/15/2018	90	94	4.00%, 09/01/2036		300	288
			4.40%, 12/01/2021		77	83
			4.60%, 09/01/2035		500	519

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Biotechnology (continued)			Commercial Mortgage Backed Securities (continued)
Gilead Sciences Inc (continued)			COMM 2013-LC6 Mortgage Trust
4.75%, 03/01/2046	$180	$186	2.94%, 01/10/2046	$500	$506
4.80%, 04/01/2044	500	519	COMM 2014-LC15 Mortgage Trust
		$8,738	2.84%, 04/10/2047	1,000	1,019
Building Materials - 0.06%			COMM 2014-UBS3 Mortgage Trust
Johnson Controls International plc			3.82%, 06/10/2047	500	522
3.75%, 12/01/2021	77	80	COMM 2015-DC1 Mortgage Trust
5.00%, 03/30/2020	64	69	3.35%, 02/10/2048(a)	1,000	1,008
5.25%, 12/01/2041	128	138	COMM 2015-LC19 Mortgage Trust
Owens Corning			3.18%, 02/10/2048(a)	1,000	1,007
4.20%, 12/15/2022	1,000	1,038	COMM 2016-CCRE28 Mortgage Trust
		$1,325	3.76%, 02/10/2049	1,000	1,039
Chemicals - 0.40%			Commercial Mortgage Loan Trust 2008-LS1
			6.09%, 12/10/2049(a)	57	58
Agrium Inc
4.90%, 06/01/2043	200	199	Commercial Mortgage Pass Through
6.13%, 01/15/2041	250	284	Certificates
			2.82%, 10/15/2045(a)	500	506
Airgas Inc
2.38%, 02/15/2020	200	200	3.15%, 02/10/2047	500	508
			CSAIL 2015-C1 Commercial Mortgage Trust
Albemarle Corp			2.97%, 04/15/2050(a)	1,000	1,023
5.45%, 12/01/2044	150	161
			Fannie Mae-Aces
Dow Chemical Co/The			2.51%, 04/25/2023(a)	845	835
4.13%, 11/15/2021	201	213
4.38%, 11/15/2042	200	194	2.53%, 09/25/2024	1,000	979
			2.71%, 06/25/2025(a)	2,000	1,975
7.38%, 11/01/2029	850	1,117
8.55%, 05/15/2019	481	551	2.72%, 02/25/2022	1,000	1,011
			3.12%, 08/25/2024(a)	985	997
9.40%, 05/15/2039	51	79	3.46%, 01/25/2024(a)	572	585
Eastman Chemical Co
2.70%, 01/15/2020	400	402	Freddie Mac Multifamily Structured Pass
3.60%, 08/15/2022	49	50	Through Certificates
			2.08%, 12/25/2019(a)	280	282
4.80%, 09/01/2042	100	99
			2.87%, 12/25/2021	540	554
EI du Pont de Nemours & Co			3.02%, 02/25/2023(a)	347	356
2.80%, 02/15/2023	200	197	3.06%, 07/25/2023(a)	750	774
4.15%, 02/15/2043	100	94
4.25%, 04/01/2021	177	188	3.06%, 12/25/2024	500	510
			3.31%, 05/25/2023(a)	810	848
4.63%, 01/15/2020	25	27	3.32%, 02/25/2023(a)	1,000	1,047
6.00%, 07/15/2018	200	213
			3.53%, 10/25/2023	1,050	1,110
LYB International Finance BV			4.18%, 12/25/2020(a)	850	915
5.25%, 07/15/2043	500	538
LyondellBasell Industries NV			GS Mortgage Securities Trust 2012-GC6
5.00%, 04/15/2019	300	317	3.48%, 01/10/2045	273	286
5.75%, 04/15/2024	100	115	GS Mortgage Securities Trust 2012-GCJ9
Methanex Corp			2.77%, 11/10/2045	500	504
3.25%, 12/15/2019	300	295	GS Mortgage Securities Trust 2014-GC18
			3.80%, 01/10/2047(a)	500	522
Monsanto Co
1.85%, 11/15/2018	280	279	GS Mortgage Securities Trust 2015-GC34
			3.51%, 10/10/2048(a)	1,000	1,021
3.38%, 07/15/2024	750	747
5.88%, 04/15/2038	317	351	JP Morgan Chase Commercial Mortgage
			Securities Trust 2006-LDP7
Mosaic Co/The			5.93%, 04/17/2045(a)	21	21
4.25%, 11/15/2023	146	147
Potash Corp of Saskatchewan Inc			JP Morgan Chase Commercial Mortgage
3.63%, 03/15/2024	500	496	Securities Trust 2007-LDP12
4.88%, 03/30/2020	51	54	5.88%, 02/15/2051	249	253
PPG Industries Inc			JP Morgan Chase Commercial Mortgage
3.60%, 11/15/2020	251	260	Securities Trust 2011-C5
Praxair Inc			4.17%, 08/15/2046	218	233
2.20%, 08/15/2022	300	293	JPMBB Commercial Mortgage Securities
			Trust 2013-C15
Valspar Corp/The			4.13%, 11/15/2045(a)	500	537
4.40%, 02/01/2045	300	272
Westlake Chemical Corp			JPMBB Commercial Mortgage Securities
3.60%, 08/15/2026 (c)	350	337	Trust 2014-C22
		$8,769	3.80%, 09/15/2047	1,000	1,043
Commercial Mortgage Backed Securities - 1.61%			LB Commercial Mortgage Trust 2007-C3
			5.92%, 07/15/2044(a)	50	50
Banc of America Commercial Mortgage Trust
2008-1			LB-UBS Commercial Mortgage Trust 2007-
6.24%, 02/10/2051 (a)	28	28	C6
			5.86%, 07/15/2040(a)	20	21

Citigroup Commercial Mortgage Trust 2013-			Merrill Lynch Mortgage Trust 2007-C1
GC15			5.83%, 06/12/2050 (a)	72	72
4.37%, 09/10/2046	1,000	1,088
COMM 2013-CCRE8 Mortgage Trust			Morgan Stanley Bank of America Merrill
3.61%, 06/10/2046	500	523	Lynch Trust 2013-C11
			3.09%, 08/15/2046(a)	192	195

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Commercial Mortgage Backed Securities (continued)			Commercial Services (continued)
Morgan Stanley Bank of America Merrill			Yale University
Lynch Trust 2015-C24			2.09%, 04/15/2019	$400	$403
3.48%, 05/15/2048	$1,000	$1,022			$4,327
Morgan Stanley Capital I Trust 2007-IQ13			Computers - 0.68%
5.36%, 03/15/2044 (a)	47	47	Apple Inc
Morgan Stanley Capital I Trust 2007-IQ16			1.00%, 05/03/2018	300	299
5.81%, 12/12/2049	359	364	2.00%, 05/06/2020	520	521
SG Commercial Mortgage Securities Trust			2.25%, 02/23/2021	475	475
2016-C5			2.40%, 05/03/2023	300	292
3.05%, 10/10/2048 (a)	1,000	970	2.85%, 05/06/2021	1,250	1,276
UBS Commercial Mortgage Trust 2012-C1			3.20%, 05/13/2025	410	412
3.40%, 05/10/2045 (a)	494	515	3.25%, 02/23/2026	750	750
UBS-Barclays Commercial Mortgage Trust			3.45%, 05/06/2024	400	412
2012-C3			3.85%, 05/04/2043	1,300	1,243
3.09%, 08/10/2049 (a)	550	563	4.65%, 02/23/2046	370	400
UBS-Barclays Commercial Mortgage Trust			Computer Sciences Corp
2013-C6			4.45%, 09/15/2022	100	103
3.24%, 04/10/2046 (a)	500	511	Diamond 1 Finance Corp / Diamond 2 Finance
Wachovia Bank Commercial Mortgage Trust			Corp
Series 2007-C34			3.48%, 06/01/2019(c)	345	352
5.68%, 05/15/2046 (a)	84	85	4.42%, 06/15/2021(c)	940	973
Wells Fargo Commercial Mortgage Trust			6.02%, 06/15/2026(c)	750	812
2012-LC5			8.10%, 07/15/2036(c)	255	303
2.92%, 10/15/2045	500	509	8.35%, 07/15/2046(c)	215	265
Wells Fargo Commercial Mortgage Trust			Hewlett Packard Enterprise Co
2015-C28			2.85%, 10/05/2018(c)	480	485
3.29%, 05/15/2048	1,845	1,863	3.60%, 10/15/2020(a),(c)	470	478
WFRBS Commercial Mortgage Trust 2012-			4.90%, 10/15/2025(c)	300	309
C7			6.20%, 10/15/2035(a),(c)	80	81
2.30%, 06/15/2045	260	262	6.35%, 10/15/2045(a),(c)	150	151
WFRBS Commercial Mortgage Trust 2013-			HP Inc
C11			3.75%, 12/01/2020	121	125
2.03%, 03/15/2045 (a)	316	318	4.65%, 12/09/2021	680	726
WFRBS Commercial Mortgage Trust 2013-			6.00%, 09/15/2041	154	155
C14			International Business Machines Corp
2.98%, 06/15/2046	1,000	1,022	1.25%, 02/08/2018	1,000	999
WFRBS Commercial Mortgage Trust 2014-			1.63%, 05/15/2020	700	691
C20			2.25%, 02/19/2021	300	300
3.04%, 05/15/2047 (a)	500	512	4.70%, 02/19/2046	185	202
WFRBS Commercial Mortgage Trust 2014-			5.60%, 11/30/2039	92	112
LC14			5.88%, 11/29/2032	200	249
1.19%, 03/15/2047	225	224	6.22%, 08/01/2027	351	439
		$35,158	Seagate HDD Cayman
Commercial Services - 0.20%			4.75%, 06/01/2023	500	496
Black Knight InfoServ LLC / Black Knight					$14,886
Lending Solutions Inc			Consumer Products - 0.03%
5.75%, 04/15/2023	200	209	Avery Dennison Corp
California Institute of Technology			5.38%, 04/15/2020	25	26
4.32%, 08/01/2045	80	84	Clorox Co/The
Duke University			3.80%, 11/15/2021	128	135
3.20%, 10/01/2038	500	460	Kimberly-Clark Corp
3.30%, 10/01/2046	400	363	2.40%, 03/01/2022	257	255
Ecolab Inc			2.40%, 06/01/2023	150	147
4.35%, 12/08/2021	102	110	3.70%, 06/01/2043	150	143
5.50%, 12/08/2041	307	361	7.50%, 11/01/2018	18	20
Massachusetts Institute of Technology					$726
3.89%, 07/01/2116	250	214	Cosmetics & Personal Care - 0.03%
4.68%, 07/01/2114	250	252	Colgate-Palmolive Co
Moody's Corp			2.95%, 11/01/2020	154	158
5.25%, 07/15/2044	500	551	Procter & Gamble Co/The
President and Fellows of Harvard College			2.30%, 02/06/2022	411	412
3.15%, 07/15/2046	350	313	5.55%, 03/05/2037	48	62
S&P Global Inc					$632
4.40%, 02/15/2026	160	169	Credit Card Asset Backed Securities - 0.23%
6.55%, 11/15/2037	51	61	Capital One Multi-Asset Execution Trust
University of Southern California			5.75%, 07/15/2020	476	491
5.25%, 10/01/2111	30	34	Chase Issuance Trust
Verisk Analytics Inc			1.36%, 04/15/2020	1,000	999
4.00%, 06/15/2025	500	507	1.38%, 11/15/2019	1,000	1,001
Western Union Co/The			Citibank Credit Card Issuance Trust
5.25%, 04/01/2020	25	27	2.68%, 06/07/2023(a)	1,000	1,017
6.20%, 11/17/2036	200	209	2.88%, 01/23/2023	500	513

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Credit Card Asset Backed Securities (continued)			Electric - 1.76%
Synchrony Credit Card Master Note Trust			Alabama Power Co
2015-2			2.80%, 04/01/2025	$500	$487
1.60%, 04/15/2021 (a)	$1,000	$1,001	4.30%, 01/02/2046	400	414
		$5,022	Ameren Illinois Co
Distribution & Wholesale - 0.02%			2.70%, 09/01/2022	300	301
WW Grainger Inc			Appalachian Power Co
4.60%, 06/15/2045	500	535	6.70%, 08/15/2037	277	355
			7.00%, 04/01/2038	120	158
Diversified Financial Services - 0.74%			Arizona Public Service Co
Air Lease Corp			3.35%, 06/15/2024	200	204
3.38%, 01/15/2019	400	407	4.50%, 04/01/2042	77	81
American Express Co			Berkshire Hathaway Energy Co
2.65%, 12/02/2022	400	394	2.00%, 11/15/2018	750	753
3.63%, 12/05/2024	500	502	3.75%, 11/15/2023	1,000	1,046
7.00%, 03/19/2018	282	300	6.13%, 04/01/2036	156	195
American Express Credit Corp			CMS Energy Corp
2.25%, 08/15/2019	500	503	5.05%, 03/15/2022	500	548
2.25%, 05/05/2021	500	494	Commonwealth Edison Co
Ameriprise Financial Inc			4.00%, 08/01/2020	510	538
4.00%, 10/15/2023	200	210	5.80%, 03/15/2018	212	223
7.30%, 06/28/2019	600	673	5.88%, 02/01/2033	300	361
Bear Stearns Cos LLC/The			Consolidated Edison Co of New York Inc
7.25%, 02/01/2018	444	470	4.20%, 03/15/2042	128	128
BlackRock Inc			4.30%, 12/01/2056	230	230
3.38%, 06/01/2022	200	207	5.50%, 12/01/2039	400	471
3.50%, 03/18/2024	500	518	5.85%, 03/15/2036	51	62
5.00%, 12/10/2019	25	27	6.65%, 04/01/2019	51	56
Capital One Bank USA NA			6.75%, 04/01/2038	125	169
2.30%, 06/05/2019	400	401	Consumers Energy Co
3.38%, 02/15/2023	300	297	3.13%, 08/31/2024	500	504
Charles Schwab Corp/The			Delmarva Power & Light Co
2.20%, 07/25/2018	300	302	4.15%, 05/15/2045	350	359
3.45%, 02/13/2026	250	252	Dominion Resources Inc/VA
CME Group Inc			4.70%, 12/01/2044	300	308
3.00%, 03/15/2025	500	500	4.90%, 08/01/2041	77	81
5.30%, 09/15/2043	200	234	5.95%, 06/15/2035	800	924
Credit Suisse USA Inc			DTE Electric Co
7.13%, 07/15/2032	300	396	3.45%, 10/01/2020	405	422
GE Capital International Funding Co			6.63%, 06/01/2036	120	158
Unlimited Co			DTE Energy Co
2.34%, 11/15/2020	500	500	3.50%, 06/01/2024	500	504
3.37%, 11/15/2025	1,000	1,017	Duke Energy Carolinas LLC
4.42%, 11/15/2035	2,000	2,096	2.50%, 03/15/2023	279	277
HSBC Finance Corp			3.90%, 06/15/2021	410	435
6.68%, 01/15/2021	349	392	4.00%, 09/30/2042	100	99
Jefferies Group LLC			5.30%, 02/15/2040	512	607
6.50%, 01/20/2043	200	206	Duke Energy Corp
6.88%, 04/15/2021	27	31	2.65%, 09/01/2026	500	467
8.50%, 07/15/2019	12	14	3.75%, 04/15/2024	500	516
Mastercard Inc			3.75%, 09/01/2046	600	540
2.00%, 04/01/2019	300	302	Duke Energy Florida LLC
Nasdaq Inc			3.40%, 10/01/2046	300	267
4.25%, 06/01/2024	350	360	4.55%, 04/01/2020	77	82
National Rural Utilities Cooperative Finance			5.65%, 06/15/2018	128	135
Corp			5.65%, 04/01/2040	25	30
3.05%, 02/15/2022	102	104	6.40%, 06/15/2038	66	87
3.25%, 11/01/2025	500	507	Duke Energy Indiana LLC
10.38%, 11/01/2018	218	251	3.75%, 07/15/2020	37	39
Nomura Holdings Inc			4.20%, 03/15/2042	128	127
2.75%, 03/19/2019	500	505	6.12%, 10/15/2035	77	93
6.70%, 03/04/2020	129	144	6.45%, 04/01/2039	300	393
Synchrony Financial			Duke Energy Ohio Inc
2.70%, 02/03/2020	500	499	5.45%, 04/01/2019	128	138
4.25%, 08/15/2024	300	305	Duke Energy Progress LLC
Visa Inc			4.15%, 12/01/2044	300	298
2.20%, 12/14/2020	585	587	Entergy Arkansas Inc
3.15%, 12/14/2025	565	567	3.70%, 06/01/2024	500	518
4.15%, 12/14/2035	215	225	3.75%, 02/15/2021	25	26
4.30%, 12/14/2045	375	396	Entergy Corp
		$16,095	5.13%, 09/15/2020	89	96
			Exelon Generation Co LLC
			4.25%, 06/15/2022	500	518
			5.20%, 10/01/2019	102	109

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Electric (continued)				Electric (continued)
Exelon Generation Co LLC	(continued)			PSEG Power LLC
6.25%, 10/01/2039		$344	$346	2.45%, 11/15/2018	$180	$181
Florida Power & Light Co				5.13%, 04/15/2020	300	321
5.13%, 06/01/2041		154	180	Public Service Co of Colorado
5.65%, 02/01/2037		478	579	3.95%, 03/15/2043	100	100
5.69%, 03/01/2040		48	60	4.75%, 08/15/2041	550	607
Georgia Power Co				Public Service Co of New Mexico
4.25%, 12/01/2019		77	82	7.95%, 05/15/2018	154	166
4.30%, 03/15/2042		228	231	Public Service Electric & Gas Co
Great Plains Energy Inc				3.50%, 08/15/2020	73	76
4.85%, 06/01/2021		77	82	3.65%, 09/01/2042	200	191
Hydro-Quebec				4.15%, 11/01/2045	500	517
8.05%, 07/07/2024		102	134	Puget Sound Energy Inc
Iberdrola International BV				4.43%, 11/15/2041	77	81
6.75%, 07/15/2036		128	157	5.80%, 03/15/2040	351	428
Interstate Power & Light Co				San Diego Gas & Electric Co
3.25%, 12/01/2024		400	401	5.35%, 05/15/2040	84	99
Kentucky Utilities Co				South Carolina Electric & Gas Co
4.65%, 11/15/2043		350	386	4.10%, 06/15/2046	300	297
LG&E & KU Energy LLC				5.45%, 02/01/2041	77	89
3.75%, 11/15/2020		77	80	Southern California Edison Co
Louisville Gas & Electric Co				2.40%, 02/01/2022	300	299
3.30%, 10/01/2025		50	50	4.05%, 03/15/2042	668	673
5.13%, 11/15/2040		51	58	5.50%, 03/15/2040	102	123
MidAmerican Energy Co				5.95%, 02/01/2038	117	147
4.25%, 05/01/2046		500	515	Southern Co/The
Mississippi Power Co				2.15%, 09/01/2019	500	500
4.25%, 03/15/2042		100	87	2.35%, 07/01/2021	500	491
Nevada Power Co				3.25%, 07/01/2026	500	487
5.45%, 05/15/2041		150	176	4.40%, 07/01/2046	500	495
6.50%, 05/15/2018		77	82	5.50%, 03/15/2057(a)	400	404
6.65%, 04/01/2036		400	528	Southern Power Co
7.13%, 03/15/2019		12	13	5.25%, 07/15/2043	200	201
NextEra Energy Capital Holdings Inc				Southwestern Electric Power Co
4.50%, 06/01/2021		351	376	2.75%, 10/01/2026	750	708
Northern States Power Co/MN				6.20%, 03/15/2040	51	61
5.25%, 03/01/2018		41	43	6.45%, 01/15/2019	125	136
5.35%, 11/01/2039		82	98	Tampa Electric Co
NorthWestern Corp				4.35%, 05/15/2044	200	200
4.18%, 11/15/2044		300	300	TransAlta Corp
NSTAR Electric Co				6.50%, 03/15/2040	25	23
2.38%, 10/15/2022		750	737	Union Electric Co
Oglethorpe Power Corp				3.50%, 04/15/2024	500	515
4.20%, 12/01/2042		250	238	Virginia Electric & Power Co
Ohio Edison Co				1.20%, 01/15/2018	700	697
8.25%, 10/15/2038		119	169	2.75%, 03/15/2023	500	496
Oklahoma Gas & Electric Co				4.65%, 08/15/2043	250	271
4.00%, 12/15/2044		200	197	6.00%, 05/15/2037	77	95
Oncor Electric Delivery Co LLC				8.88%, 11/15/2038	10	16
5.25%, 09/30/2040		51	59	WEC Energy Group Inc
6.80%, 09/01/2018		374	404	3.55%, 06/15/2025	110	112
7.25%, 01/15/2033		300	416	Westar Energy Inc
Pacific Gas & Electric Co				4.25%, 12/01/2045	500	511
3.25%, 06/15/2023		1,000	1,020	5.10%, 07/15/2020	167	182
3.50%, 10/01/2020		25	26	Wisconsin Electric Power Co
4.45%, 04/15/2042		102	107	5.70%, 12/01/2036	750	914
5.40%, 01/15/2040		128	150			$38,466
6.05%, 03/01/2034		452	566	Electrical Components & Equipment - 0.01%
PacifiCorp				Emerson Electric Co
5.65%, 07/15/2018		70	74	2.63%, 02/15/2023	100	99
6.25%, 10/15/2037		92	119	4.88%, 10/15/2019	25	27
PECO Energy Co						$126
2.38%, 09/15/2022		100	98	Electronics - 0.10%
4.80%, 10/15/2043		250	279	Arrow Electronics Inc
PPL Capital Funding Inc				3.00%, 03/01/2018	300	303
3.40%, 06/01/2023		300	302	4.50%, 03/01/2023	200	204
4.70%, 06/01/2043		100	101	Corning Inc
PPL Electric Utilities Corp				4.75%, 03/15/2042	102	101
2.50%, 09/01/2022		200	197	Fortive Corp
Progress Energy Inc				3.15%, 06/15/2026(c)	500	493
3.15%, 04/01/2022		128	129	Honeywell International Inc
7.75%, 03/01/2031		136	187	3.35%, 12/01/2023	265	273

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Electronics (continued)			Finance - Mortgage Loan/Banker (continued)
Honeywell International Inc	(continued)		Federal Home Loan Banks	(continued)
5.38%, 03/01/2041	$77	$94	1.13%, 07/14/2021	$500	$483
5.70%, 03/15/2037	12	15	1.25%, 01/16/2019	750	750
Jabil Circuit Inc			1.38%, 03/09/2018	1,000	1,004
4.70%, 09/15/2022	100	102	1.38%, 11/15/2019	1,000	996
Keysight Technologies Inc			1.38%, 02/18/2021	250	245
3.30%, 10/30/2019	500	508	1.63%, 06/14/2019	500	502
Koninklijke Philips NV			1.65%, 01/06/2020(d)	400	400
5.00%, 03/15/2042	128	131	1.75%, 12/14/2018	1,500	1,516
5.75%, 03/11/2018	10	10	1.88%, 03/13/2020	500	505
Tyco Electronics Group SA			5.38%, 09/30/2022	500	588
7.13%, 10/01/2037	14	18	5.50%, 07/15/2036	180	236
		$2,252	5.63%, 06/11/2021	350	404
Engineering & Construction - 0.00%			Freddie Mac
ABB Finance USA Inc			0.75%, 01/12/2018	1,000	998
2.88%, 05/08/2022	100	101	0.75%, 04/09/2018	1,750	1,744
			0.88%, 03/07/2018	1,250	1,248
Environmental Control - 0.08%			0.88%, 10/12/2018	250	249
Republic Services Inc			0.88%, 07/19/2019	250	247
2.90%, 07/01/2026	500	479	1.00%, 05/25/2018	600	598
4.75%, 05/15/2023	51	56	1.25%, 08/01/2019	500	498
5.25%, 11/15/2021	200	222	1.25%, 10/02/2019	1,000	994
5.50%, 09/15/2019	104	113	1.38%, 05/01/2020	1,000	992
Waste Management Inc			1.40%, 08/22/2019	500	499
3.90%, 03/01/2035	200	199	1.75%, 05/30/2019	500	505
4.10%, 03/01/2045	200	198	2.38%, 01/13/2022	1,757	1,786
4.60%, 03/01/2021	350	378	3.75%, 03/27/2019	1,052	1,108
		$1,645	4.88%, 06/13/2018	212	223
Federal & Federally Sponsored Credit - 0.09%			6.25%, 07/15/2032	231	318
Federal Farm Credit Banks			6.75%, 03/15/2031	577	813
0.75%, 04/18/2018	1,000	993			$44,411
0.88%, 09/14/2018	750	746	Food- 0.36%
1.58%, 02/17/2021	175	171	Campbell Soup Co
		$1,910	3.30%, 03/19/2025	300	301
Finance - Mortgage Loan/Banker - 2.03%			4.25%, 04/15/2021	51	54
Fannie Mae			Conagra Brands Inc
0.00%, 10/09/2019 (b)	890	844	3.20%, 01/25/2023	567	567
0.88%, 12/27/2017	450	449	3.25%, 09/15/2022	100	101
0.88%, 02/08/2018	1,000	999	General Mills Inc
0.88%, 05/21/2018	950	947	3.15%, 12/15/2021	77	79
1.00%, 04/30/2018	575	573	5.65%, 02/15/2019	75	81
1.00%, 02/26/2019	1,000	994	Hershey Co/The
1.13%, 07/20/2018	500	500	3.38%, 08/15/2046	350	310
1.13%, 07/26/2019	2,300	2,273	JM Smucker Co/The
1.25%, 02/26/2019	2,400	2,394	1.75%, 03/15/2018	300	300
1.25%, 05/06/2021	500	486	Kellogg Co
1.25%, 08/17/2021	500	483	2.65%, 12/01/2023	500	484
1.38%, 01/28/2019	750	751	3.25%, 04/01/2026	500	488
1.38%, 10/07/2021	400	389	Koninklijke Ahold Delhaize NV
1.50%, 11/30/2020	500	494	5.70%, 10/01/2040	102	113
1.63%, 11/27/2018	1,000	1,008	Kraft Heinz Foods Co
1.63%, 01/21/2020	1,000	1,003	2.00%, 07/02/2018	420	420
1.75%, 09/12/2019	300	303	3.50%, 06/06/2022	300	305
1.75%, 11/26/2019	750	756	3.95%, 07/15/2025	600	608
1.88%, 09/18/2018	1,300	1,315	4.38%, 06/01/2046	335	315
1.88%, 12/28/2020	500	501	5.00%, 06/04/2042	200	205
2.13%, 04/24/2026	500	473	5.20%, 07/15/2045	200	209
2.63%, 09/06/2024	750	757	5.38%, 02/10/2020	95	103
5.63%, 07/15/2037	200	267	6.50%, 02/09/2040	75	91
6.63%, 11/15/2030	602	837	6.88%, 01/26/2039	161	202
7.13%, 01/15/2030	199	284	Kroger Co/The
7.25%, 05/15/2030	280	406	3.30%, 01/15/2021	321	330
Federal Home Loan Banks			3.40%, 04/15/2022	154	157
0.63%, 08/07/2018	250	248	5.15%, 08/01/2043	300	323
0.88%, 03/19/2018	750	749	5.40%, 07/15/2040	25	28
0.88%, 06/29/2018	500	498	6.15%, 01/15/2020	12	13
0.88%, 10/01/2018	500	497	Sysco Corp
0.88%, 08/05/2019	500	493	4.85%, 10/01/2045	250	265
1.00%, 09/26/2019	500	494	5.38%, 09/21/2035	500	547
1.13%, 06/21/2019	500	497	Tyson Foods Inc
			2.65%, 08/15/2019	350	353

See accompanying notes.

     Schedule of Investments Bond Market Index Account December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Food (continued)			Healthcare - Services - 0.54%
Unilever Capital Corp			Aetna Inc
2.20%, 03/06/2019	$250	$253	3.20%, 06/15/2026	$460	$455
5.90%, 11/15/2032	230	298	4.13%, 06/01/2021	102	109
		$7,903	4.13%, 11/15/2042	100	95
Forest Products & Paper - 0.08%			4.25%, 06/15/2036	155	155
Celulosa Arauco y Constitucion SA			4.38%, 06/15/2046	280	281
4.50%, 08/01/2024	500	508	6.63%, 06/15/2036	105	134
Georgia-Pacific LLC			6.75%, 12/15/2037	112	146
7.75%, 11/15/2029	51	68	Anthem Inc
8.00%, 01/15/2024	228	291	2.30%, 07/15/2018	500	503
International Paper Co			3.30%, 01/15/2023	300	300
4.40%, 08/15/2047	350	331	4.65%, 01/15/2043	100	100
4.75%, 02/15/2022	413	447	4.85%, 08/15/2054	500	508
7.30%, 11/15/2039	25	32	5.85%, 01/15/2036	250	281
7.50%, 08/15/2021	136	163	Ascension Health
		$1,840	3.95%, 11/15/2046	500	477
Gas- 0.15%			Baylor Scott & White Holdings
Atmos Energy Corp			3.97%, 11/15/2046	232	219
4.13%, 10/15/2044	400	398	Cigna Corp
Dominion Gas Holdings LLC			3.25%, 04/15/2025	750	731
4.80%, 11/01/2043	300	311	5.38%, 02/15/2042	128	143
NiSource Finance Corp			Coventry Health Care Inc
5.95%, 06/15/2041	525	623	5.45%, 06/15/2021	500	555
6.40%, 03/15/2018	86	91	Dignity Health
ONE Gas Inc			2.64%, 11/01/2019	500	504
2.07%, 02/01/2019	500	501	Howard Hughes Medical Institute
Piedmont Natural Gas Co Inc			3.50%, 09/01/2023	400	417
4.10%, 09/18/2034	500	493	Humana Inc
Sempra Energy			4.95%, 10/01/2044	300	315
6.00%, 10/15/2039	112	133	Laboratory Corp of America Holdings
6.15%, 06/15/2018	120	127	4.63%, 11/15/2020	500	536
Southern California Gas Co			Memorial Sloan-Kettering Cancer Center
3.15%, 09/15/2024	500	508	4.13%, 07/01/2052	500	483
		$3,185	4.20%, 07/01/2055	250	243
Hand & Machine Tools - 0.01%			Partners Healthcare System Inc
Stanley Black & Decker Inc			4.12%, 07/01/2055	300	291
2.90%, 11/01/2022	200	201	Quest Diagnostics Inc
			3.50%, 03/30/2025	500	494
Healthcare - Products - 0.45%			4.70%, 04/01/2021	102	110
Abbott Laboratories			4.75%, 01/30/2020	3	3
2.90%, 11/30/2021	520	519	UnitedHealth Group Inc
3.75%, 11/30/2026	470	467	1.90%, 07/16/2018	1,000	1,004
4.90%, 11/30/2046	350	359	2.88%, 03/15/2022	180	182
5.30%, 05/27/2040	200	214	3.45%, 01/15/2027	500	508
Becton Dickinson and Co			3.75%, 07/15/2025	290	300
2.68%, 12/15/2019	305	310	4.38%, 03/15/2042	750	760
3.25%, 11/12/2020	500	514	4.70%, 02/15/2021	90	98
4.69%, 12/15/2044	250	259	6.50%, 06/15/2037	77	99
5.00%, 11/12/2040	51	53	6.88%, 02/15/2038	141	192
Boston Scientific Corp					$11,731
3.85%, 05/15/2025	500	501	Home Furnishings - 0.00%
4.13%, 10/01/2023	350	363	Whirlpool Corp
6.00%, 01/15/2020	51	56	4.85%, 06/15/2021	77	84
7.38%, 01/15/2040	51	63
Medtronic Inc			Housewares - 0.09%
2.50%, 03/15/2020	350	354	Newell Brands Inc
3.15%, 03/15/2022	500	512	2.88%, 12/01/2019	400	407
3.50%, 03/15/2025	1,850	1,905	3.85%, 04/01/2023	350	363
4.63%, 03/15/2045	600	649	3.90%, 11/01/2025	350	353
St Jude Medical Inc			4.20%, 04/01/2026	500	522
3.25%, 04/15/2023	600	596	5.38%, 04/01/2036	350	395
Stryker Corp					$2,040
2.00%, 03/08/2019	350	350	Insurance - 0.86%
3.50%, 03/15/2026	500	505	Aflac Inc
4.10%, 04/01/2043	200	187	3.63%, 11/15/2024	200	206
4.38%, 01/15/2020	25	27	6.45%, 08/15/2040	35	46
Thermo Fisher Scientific Inc			Allied World Assurance Co Holdings Ltd
2.40%, 02/01/2019	500	504	4.35%, 10/29/2025	500	499
2.95%, 09/19/2026	500	472	Allstate Corp/The
4.70%, 05/01/2020	51	54	3.28%, 12/15/2026	500	502
		$9,793	5.55%, 05/09/2035	200	235
			American International Group Inc
			3.88%, 01/15/2035	750	705

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's) Value (000's)
Insurance (continued)			Insurance (continued)
American International Group			Reinsurance Group of America Inc
Inc (continued)			4.70%, 09/15/2023	$200	$212
3.90%, 04/01/2026	$750	$763	Travelers Cos Inc/The
4.70%, 07/10/2035	750	777	5.90%, 06/02/2019	350	382
4.88%, 06/01/2022	250	273	6.25%, 06/15/2037	12	15
Aon Corp			6.75%, 06/20/2036	51	68
5.00%, 09/30/2020	128	138	Trinity Acquisition PLC
Aon PLC			4.40%, 03/15/2026	500	506
4.45%, 05/24/2043	300	289	Validus Holdings Ltd
Arch Capital Finance LLC			8.88%, 01/26/2040	51	67
5.03%, 12/15/2046	500	524	WR Berkley Corp
Arch Capital Group US Inc			6.25%, 02/15/2037	29	34
5.14%, 11/01/2043	375	396	XLIT Ltd
AXA SA			2.30%, 12/15/2018	350	352
8.60%, 12/15/2030	38	52	5.25%, 12/15/2043	400	413
Berkshire Hathaway Finance Corp					$18,829
1.30%, 05/15/2018	300	299	Internet - 0.16%
2.00%, 08/15/2018	500	504	Alibaba Group Holding Ltd
4.25%, 01/15/2021	102	110	3.13%, 11/28/2021	270	270
4.30%, 05/15/2043	300	310	Alphabet Inc
5.75%, 01/15/2040	115	142	3.38%, 02/25/2024	500	518
Berkshire Hathaway Inc			3.63%, 05/19/2021	51	54
2.20%, 03/15/2021	380	379	Amazon.com Inc
3.13%, 03/15/2026	330	328	2.50%, 11/29/2022	100	99
3.40%, 01/31/2022	205	214	2.60%, 12/05/2019	250	255
Chubb Corp/The			4.95%, 12/05/2044	500	570
6.50%, 05/15/2038	10	13	Baidu Inc
Chubb INA Holdings Inc			3.25%, 08/06/2018	500	508
2.88%, 11/03/2022	500	504	eBay Inc
6.70%, 05/15/2036	250	332	2.60%, 07/15/2022	600	582
CNA Financial Corp			3.80%, 03/09/2022	500	517
5.75%, 08/15/2021	77	86	4.00%, 07/15/2042	100	84
Hartford Financial Services Group Inc/The			Expedia Inc
4.30%, 04/15/2043	250	232	7.46%, 08/15/2018	128	138
6.63%, 03/30/2040	25	31			$3,595
Lincoln National Corp			Investment Companies - 0.01%
4.00%, 09/01/2023	1,000	1,043	Prospect Capital Corp
6.15%, 04/07/2036	6	7	5.00%, 07/15/2019	250	253
7.00%, 06/15/2040	47	59
8.75%, 07/01/2019	44	51	Iron & Steel - 0.08%
Loews Corp			Nucor Corp
2.63%, 05/15/2023	200	194	4.00%, 08/01/2023	500	525
4.13%, 05/15/2043	200	192	Vale Overseas Ltd
Manulife Financial Corp			5.63%, 09/15/2019	546	577
5.38%, 03/04/2046	250	285	6.88%, 11/21/2036	617	608
Markel Corp			8.25%, 01/17/2034	38	42
5.00%, 03/30/2043	200	203			$1,752
Marsh & McLennan Cos Inc			Lodging - 0.06%
2.35%, 03/06/2020	300	300	Marriott International Inc/MD
3.75%, 03/14/2026	750	764	2.88%, 03/01/2021	500	502
MetLife Inc			3.13%, 10/15/2021	500	506
3.00%, 03/01/2025	300	294	Wyndham Worldwide Corp
3.60%, 04/10/2024	250	257	3.90%, 03/01/2023	300	299
4.37%, 09/15/2023 (a)	200	215			$1,307
4.60%, 05/13/2046	500	526	Machinery - Construction & Mining - 0.07%
5.70%, 06/15/2035	164	193
6.40%, 12/15/2066 (a)	288	311	Caterpillar Financial Services Corp
			1.70%, 08/09/2021	350	336
7.72%, 02/15/2019	225	252	1.93%, 10/01/2021(c)	190	184
PartnerRe Finance B LLC			2.45%, 09/06/2018	200	203
5.50%, 06/01/2020	115	125	7.15%, 02/15/2019	113	125
Progressive Corp/The			Caterpillar Inc
3.75%, 08/23/2021	277	293	3.80%, 08/15/2042	105	101
4.35%, 04/25/2044	200	207	4.75%, 05/15/2064	350	373
Protective Life Corp			6.05%, 08/15/2036	132	165
8.45%, 10/15/2039	51	68			$1,487
Prudential Financial Inc			Machinery - Diversified - 0.19%
3.50%, 05/15/2024	1,200	1,226	Deere & Co
4.50%, 11/16/2021	128	138	4.38%, 10/16/2019	56	60
5.70%, 12/14/2036	25	29	5.38%, 10/16/2029	500	600
5.88%, 09/15/2042 (a)	100	105
			John Deere Capital Corp
6.63%, 12/01/2037	126	160	1.25%, 10/09/2019	300	295
7.38%, 06/15/2019	350	394	1.30%, 03/12/2018	1,025	1,022

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Machinery - Diversified (continued)				Media (continued)
John Deere Capital Corp	(continued)			Time Warner Entertainment Co LP
3.90%, 07/12/2021		$500	$528	8.38%, 07/15/2033	$95	$124
Rockwell Automation Inc				Time Warner Inc
2.05%, 03/01/2020		250	249	3.60%, 07/15/2025	1,000	994
6.25%, 12/01/2037		51	63	4.00%, 01/15/2022	180	187
Roper Technologies Inc				4.05%, 12/15/2023	500	516
2.80%, 12/15/2021		500	500	4.65%, 06/01/2044	500	478
3.13%, 11/15/2022		750	750	4.70%, 01/15/2021	81	87
			$4,067	4.88%, 03/15/2020	42	45
Media- 0.92%				5.38%, 10/15/2041	128	135
21st Century Fox America Inc				6.10%, 07/15/2040	43	49
3.70%, 10/15/2025		500	506	6.20%, 03/15/2040	51	59
4.50%, 02/15/2021		200	214	7.63%, 04/15/2031	445	603
4.95%, 10/15/2045		350	360	Viacom Inc
5.65%, 08/15/2020		51	56	3.25%, 03/15/2023	750	719
6.15%, 02/15/2041		577	682	3.88%, 12/15/2021	128	129
6.20%, 12/15/2034		154	181	4.38%, 03/15/2043	400	319
6.40%, 12/15/2035		128	153	6.88%, 04/30/2036	166	181
6.90%, 03/01/2019		154	169	Walt Disney Co/The
CBS Corp				2.35%, 12/01/2022	750	738
4.00%, 01/15/2026		500	509	2.75%, 08/16/2021	102	104
4.85%, 07/01/2042		200	196	3.70%, 12/01/2042	100	96
5.75%, 04/15/2020		65	72	3.75%, 06/01/2021	200	212
7.88%, 07/30/2030		178	241	7.00%, 03/01/2032	51	70
Comcast Corp						$20,056
2.75%, 03/01/2023		80	79	Metal Fabrication & Hardware - 0.03%
2.85%, 01/15/2023		100	100	Precision Castparts Corp
3.38%, 08/15/2025		500	503	1.25%, 01/15/2018	200	200
4.20%, 08/15/2034		750	766	2.50%, 01/15/2023	100	98
4.25%, 01/15/2033		100	104	4.38%, 06/15/2045	250	263
4.40%, 08/15/2035		500	523			$561
4.60%, 08/15/2045		250	262	Mining - 0.22%
4.65%, 07/15/2042		100	104	Barrick Gold Corp
5.15%, 03/01/2020		774	845	4.10%, 05/01/2023	798	819
6.40%, 03/01/2040		500	651	Barrick North America Finance LLC
6.45%, 03/15/2037		60	77	4.40%, 05/30/2021	157	165
6.95%, 08/15/2037		274	374	Barrick PD Australia Finance Pty Ltd
Discovery Communications LLC				5.95%, 10/15/2039	90	95
3.25%, 04/01/2023		200	195	BHP Billiton Finance USA Ltd
4.38%, 06/15/2021		500	527	3.25%, 11/21/2021	128	132
4.90%, 03/11/2026		500	527	4.13%, 02/24/2042	328	323
5.05%, 06/01/2020		51	55	5.00%, 09/30/2043	500	558
5.63%, 08/15/2019		51	55	6.50%, 04/01/2019	23	25
6.35%, 06/01/2040		43	46	Goldcorp Inc
Grupo Televisa SAB				3.63%, 06/09/2021	300	305
4.63%, 01/30/2026		500	506	Newmont Mining Corp
6.63%, 03/18/2025		200	228	6.25%, 10/01/2039	515	566
Historic TW Inc				Rio Tinto Alcan Inc
6.88%, 06/15/2018		25	27	6.13%, 12/15/2033	77	85
NBCUniversal Media LLC				Rio Tinto Finance USA Ltd
4.38%, 04/01/2021		151	163	7.13%, 07/15/2028	512	662
5.15%, 04/30/2020		575	629	9.00%, 05/01/2019	83	96
5.95%, 04/01/2041		100	123	Rio Tinto Finance USA PLC
6.40%, 04/30/2040		251	325	4.75%, 03/22/2042	328	352
RELX Capital Inc				Southern Copper Corp
3.13%, 10/15/2022		125	124	5.38%, 04/16/2020	25	27
Scripps Networks Interactive Inc				5.88%, 04/23/2045	350	344
2.80%, 06/15/2020		500	501	6.75%, 04/16/2040	258	278
Thomson Reuters Corp						$4,832
3.95%, 09/30/2021		175	182	Miscellaneous Manufacturers - 0.43%
4.50%, 05/23/2043		300	281	3M Co
5.85%, 04/15/2040		25	27	1.63%, 09/19/2021	500	487
Time Warner Cable LLC				3.13%, 09/19/2046	300	267
4.00%, 09/01/2021		180	185	5.70%, 03/15/2037	38	48
5.50%, 09/01/2041		300	305	Crane Co
6.55%, 05/01/2037		151	171	4.45%, 12/15/2023	100	103
6.75%, 07/01/2018		51	54	Dover Corp
6.75%, 06/15/2039		77	90	5.38%, 03/01/2041	77	90
7.30%, 07/01/2038		300	369	Eaton Corp
8.25%, 04/01/2019		654	735	2.75%, 11/02/2022	100	99
8.75%, 02/14/2019		48	54	4.00%, 11/02/2032	100	99
				4.15%, 11/02/2042	50	49

See accompanying notes.

     Schedule of Investments Bond Market Index Account December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Miscellaneous Manufacturers (continued)			Oil & Gas (continued)
General Electric Co			ConocoPhillips Co
2.20%, 01/09/2020	$1,110	$1,114	3.35%, 05/15/2025	$750	$740
2.70%, 10/09/2022	300	300	4.30%, 11/15/2044	400	398
4.13%, 10/09/2042	300	303	ConocoPhillips Holding Co
4.63%, 01/07/2021	77	84	6.95%, 04/15/2029	202	254
5.30%, 02/11/2021	308	342	Devon Energy Corp
5.50%, 01/08/2020	295	323	5.60%, 07/15/2041	125	129
5.63%, 05/01/2018	800	844	Ecopetrol SA
6.00%, 08/07/2019	181	200	4.13%, 01/16/2025	500	468
6.15%, 08/07/2037	155	200	4.25%, 09/18/2018	250	257
6.75%, 03/15/2032	881	1,173	5.88%, 09/18/2023	250	265
6.88%, 01/10/2039	500	705	EOG Resources Inc
Illinois Tool Works Inc			2.63%, 03/15/2023	200	194
2.65%, 11/15/2026	500	478	4.15%, 01/15/2026	350	366
3.50%, 03/01/2024	350	363	4.40%, 06/01/2020	51	54
Ingersoll-Rand Global Holding Co Ltd			EQT Corp
6.88%, 08/15/2018	490	529	6.50%, 04/01/2018	127	134
Parker-Hannifin Corp			Exxon Mobil Corp
3.50%, 09/15/2022	577	600	1.31%, 03/06/2018	570	570
Textron Inc			2.22%, 03/01/2021	480	481
3.65%, 03/01/2021	500	514	3.04%, 03/01/2026	270	270
		$9,314	3.18%, 03/15/2024	500	506
Office & Business Equipment - 0.09%			3.57%, 03/06/2045	300	279
Pitney Bowes Inc			4.11%, 03/01/2046	90	92
3.38%, 10/01/2021	750	728	Hess Corp
Xerox Corp			5.60%, 02/15/2041	51	52
2.75%, 09/01/2020	500	493	7.13%, 03/15/2033	200	228
2.80%, 05/15/2020	500	491	7.30%, 08/15/2031	25	29
4.50%, 05/15/2021	226	235	HollyFrontier Corp
5.63%, 12/15/2019	21	23	5.88%, 04/01/2026	475	485
		$1,970	Husky Energy Inc
Oil & Gas - 1.85%			7.25%, 12/15/2019	550	625
Anadarko Finance Co			Marathon Oil Corp
7.50%, 05/01/2031	77	98	3.85%, 06/01/2025	500	485
Anadarko Petroleum Corp			5.90%, 03/15/2018	251	262
4.50%, 07/15/2044	100	94	6.60%, 10/01/2037	223	244
6.20%, 03/15/2040	25	29	Marathon Petroleum Corp
6.45%, 09/15/2036	725	863	3.63%, 09/15/2024	400	395
Apache Corp			5.00%, 09/15/2054	200	169
3.63%, 02/01/2021	577	598	5.13%, 03/01/2021	77	84
4.75%, 04/15/2043	128	132	Nabors Industries Inc
5.10%, 09/01/2040	92	96	6.15%, 02/15/2018	200	207
BP Capital Markets PLC			Nexen Energy ULC
2.24%, 09/26/2018	1,000	1,007	5.88%, 03/10/2035	500	562
2.32%, 02/13/2020	200	200	6.40%, 05/15/2037	157	186
2.50%, 11/06/2022	1,200	1,176	7.50%, 07/30/2039	15	20
3.06%, 03/17/2022	300	303	Noble Energy Inc
3.56%, 11/01/2021	200	209	5.25%, 11/15/2043	350	357
3.81%, 02/10/2024	400	416	6.00%, 03/01/2041	102	113
4.74%, 03/11/2021	128	140	8.25%, 03/01/2019	400	449
4.75%, 03/10/2019	25	26	Occidental Petroleum Corp
Canadian Natural Resources Ltd			2.70%, 02/15/2023	300	297
6.25%, 03/15/2038	1,164	1,324	3.50%, 06/15/2025	500	507
Chevron Corp			4.10%, 02/15/2047	270	263
1.79%, 11/16/2018	790	793	Petro-Canada
2.36%, 12/05/2022	300	294	5.95%, 05/15/2035	400	471
2.41%, 03/03/2022	500	496	6.80%, 05/15/2038	12	16
2.43%, 06/24/2020	450	454	7.88%, 06/15/2026	200	251
2.95%, 05/16/2026	355	349	Petroleos Mexicanos
4.95%, 03/03/2019	400	427	3.50%, 07/18/2018	1,400	1,413
CNOOC Finance 2013 Ltd			3.50%, 07/23/2020	350	343
1.75%, 05/09/2018	150	149	4.50%, 01/23/2026	1,000	911
3.00%, 05/09/2023	150	145	4.88%, 01/24/2022	385	386
4.25%, 05/09/2043	100	95	5.50%, 01/21/2021	208	214
CNOOC Nexen Finance 2014 ULC			5.50%, 06/27/2044	350	291
4.25%, 04/30/2024	500	512	5.75%, 03/01/2018	45	47
Conoco Funding Co			6.38%, 01/23/2045	400	364
7.25%, 10/15/2031	200	257	6.50%, 03/13/2027(c)	1,000	1,031
ConocoPhillips			6.63%, 06/15/2035	1,036	1,020
6.00%, 01/15/2020	293	324	6.75%, 09/21/2047(c)	350	331
6.50%, 02/01/2039	169	214	Phillips 66
			4.30%, 04/01/2022	1,128	1,211
			5.88%, 05/01/2042	128	152

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas (continued)			Pharmaceuticals (continued)
Pioneer Natural Resources Co			AbbVie Inc (continued)
3.95%, 07/15/2022	$100	$104	4.70%, 05/14/2045	$330	$324
Shell International Finance BV			Actavis Funding SCS
1.88%, 05/10/2021	1,000	978	3.00%, 03/12/2020	400	406
2.38%, 08/21/2022	100	98	3.80%, 03/15/2025	300	300
2.50%, 09/12/2026	300	281	3.85%, 06/15/2024	445	449
3.40%, 08/12/2023	1,500	1,539	4.55%, 03/15/2035	1,000	990
3.63%, 08/21/2042	100	90	4.75%, 03/15/2045	200	196
4.00%, 05/10/2046	245	234	4.85%, 06/15/2044	500	496
4.13%, 05/11/2035	410	419	Actavis Inc
4.30%, 09/22/2019	651	691	3.25%, 10/01/2022	150	149
4.38%, 03/25/2020	25	27	4.63%, 10/01/2042	100	97
4.38%, 05/11/2045	490	496	6.13%, 08/15/2019	12	13
5.50%, 03/25/2040	25	29	AmerisourceBergen Corp
6.38%, 12/15/2038	43	55	3.40%, 05/15/2024	250	251
Statoil ASA			AstraZeneca PLC
1.15%, 05/15/2018	400	398	1.95%, 09/18/2019	600	601
2.25%, 11/08/2019	500	504	3.38%, 11/16/2025	275	273
2.65%, 01/15/2024	400	393	4.00%, 09/18/2042	100	95
3.15%, 01/23/2022	102	104	4.38%, 11/16/2045	135	135
3.95%, 05/15/2043	200	191	6.45%, 09/15/2037	144	186
5.10%, 08/17/2040	263	293	Baxalta Inc
5.25%, 04/15/2019	23	25	2.00%, 06/22/2018	500	500
Suncor Energy Inc			3.60%, 06/23/2022	500	504
6.10%, 06/01/2018	128	136	5.25%, 06/23/2045	105	112
6.50%, 06/15/2038	428	547	Bristol-Myers Squibb Co
6.85%, 06/01/2039	5	7	1.75%, 03/01/2019	500	499
Total Capital International SA			3.25%, 08/01/2042	600	537
2.75%, 06/19/2021	400	405	Cardinal Health Inc
2.88%, 02/17/2022	128	129	1.70%, 03/15/2018	300	300
Total Capital SA			3.20%, 03/15/2023	200	202
4.25%, 12/15/2021	51	55	4.60%, 03/15/2043	100	99
4.45%, 06/24/2020	500	538	Eli Lilly & Co
Valero Energy Corp			1.95%, 03/15/2019	1,000	1,006
6.13%, 02/01/2020	138	152	3.70%, 03/01/2045	500	474
6.63%, 06/15/2037	234	274	Express Scripts Holding Co
7.50%, 04/15/2032	15	18	2.25%, 06/15/2019	1,000	1,000
9.38%, 03/15/2019	128	147	3.50%, 06/15/2024	500	494
		$40,505	3.90%, 02/15/2022	200	208
Oil & Gas Services - 0.11%			4.75%, 11/15/2021	77	83
Halliburton Co			6.13%, 11/15/2041	16	18
3.25%, 11/15/2021	651	665	GlaxoSmithKline Capital Inc
3.80%, 11/15/2025	245	249	5.38%, 04/15/2034	1,000	1,170
4.50%, 11/15/2041	51	50	5.65%, 05/15/2018	202	213
4.85%, 11/15/2035	275	290	GlaxoSmithKline Capital PLC
5.00%, 11/15/2045	340	367	2.85%, 05/08/2022	128	129
5.90%, 09/15/2018	350	372	Johnson & Johnson
7.45%, 09/15/2039	10	13	1.65%, 12/05/2018	500	503
National Oilwell Varco Inc			2.95%, 09/01/2020	128	132
2.60%, 12/01/2022	500	463	3.70%, 03/01/2046	215	212
		$2,469	4.95%, 05/15/2033	201	234
Other Asset Backed Securities - 0.00%			5.95%, 08/15/2037	775	1,017
CenterPoint Energy Restoration Bond Co			McKesson Corp
LLC			4.75%, 03/01/2021	250	268
3.46%, 08/15/2019	54	55	4.88%, 03/15/2044	120	122
			Mead Johnson Nutrition Co
Packaging & Containers - 0.00%			4.60%, 06/01/2044	250	242
WestRock MWV LLC			Merck & Co Inc
7.38%, 09/01/2019	100	113	1.10%, 01/31/2018	100	100
			1.30%, 05/18/2018	200	200
Pharmaceuticals - 1.46%			2.35%, 02/10/2022	750	745
AbbVie Inc			2.40%, 09/15/2022	100	98
2.00%, 11/06/2018	200	200	2.75%, 02/10/2025	350	344
2.50%, 05/14/2020	580	580	2.80%, 05/18/2023	200	201
2.90%, 11/06/2022	200	198	3.60%, 09/15/2042	100	94
3.20%, 05/14/2026	305	290	4.15%, 05/18/2043	200	205
3.60%, 05/14/2025	470	466	6.55%, 09/15/2037	187	251
4.30%, 05/14/2036	170	162	Merck Sharp & Dohme Corp
4.40%, 11/06/2042	200	188	5.00%, 06/30/2019	154	167
4.45%, 05/14/2046	235	225	Mylan Inc
4.50%, 05/14/2035	280	275	2.55%, 03/28/2019	250	249
			Mylan NV
			3.75%, 12/15/2020(c)	750	757

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Pharmaceuticals (continued)			Pipelines (continued)
Mylan NV (continued)			Enterprise Products Operating
3.95%, 06/15/2026(c)	$295	$276	LLC (continued)
5.25%, 06/15/2046 (c)	145	134	4.90%, 05/15/2046	$400	$411
Novartis Capital Corp			5.20%, 09/01/2020	77	84
3.00%, 11/20/2025	500	496	6.13%, 10/15/2039	123	140
4.40%, 04/24/2020	77	83	6.45%, 09/01/2040	177	210
4.40%, 05/06/2044	330	356	6.50%, 01/31/2019	161	176
Novartis Securities Investment Ltd			6.88%, 03/01/2033	15	18
5.13%, 02/10/2019	564	604	Kinder Morgan Energy Partners LP
Perrigo Co PLC			3.50%, 03/01/2021	750	761
5.30%, 11/15/2043	500	484	3.50%, 09/01/2023	200	197
Pfizer Inc			4.15%, 03/01/2022	300	308
1.45%, 06/03/2019	600	596	4.70%, 11/01/2042	200	186
3.00%, 06/15/2023	500	509	5.00%, 03/01/2043	100	96
3.40%, 05/15/2024	1,000	1,034	5.40%, 09/01/2044	400	399
4.13%, 12/15/2046	500	509	6.38%, 03/01/2041	128	139
4.65%, 03/01/2018	51	53	6.50%, 09/01/2039	112	123
5.60%, 09/15/2040	380	459	6.95%, 01/15/2038	112	130
7.20%, 03/15/2039	151	218	7.40%, 03/15/2031	177	209
Sanofi			9.00%, 02/01/2019	77	87
1.25%, 04/10/2018	400	399	Kinder Morgan Inc/DE
Shire Acquisitions Investments Ireland DAC			3.05%, 12/01/2019	750	761
2.40%, 09/23/2021	500	483	Magellan Midstream Partners LP
3.20%, 09/23/2026	500	467	4.20%, 12/01/2042	200	182
Teva Pharmaceutical Finance Co BV			MPLX LP
3.65%, 11/10/2021	400	405	4.88%, 06/01/2025	300	308
Teva Pharmaceutical Finance Co LLC			ONEOK Partners LP
6.15%, 02/01/2036	3	3	4.90%, 03/15/2025	500	536
Teva Pharmaceutical Finance Netherlands III			5.00%, 09/15/2023	250	272
BV			6.13%, 02/01/2041	128	141
1.70%, 07/19/2019	1,000	983	8.63%, 03/01/2019	20	23
3.15%, 10/01/2026	750	691	Plains All American Pipeline LP / PAA
4.10%, 10/01/2046	425	364	Finance Corp
Wyeth LLC			2.85%, 01/31/2023	200	189
5.95%, 04/01/2037	91	114	3.65%, 06/01/2022	128	129
6.50%, 02/01/2034	144	186	4.30%, 01/31/2043	200	166
Zoetis Inc			4.50%, 12/15/2026	500	507
3.25%, 02/01/2023	100	100	4.70%, 06/15/2044	500	446
3.45%, 11/13/2020	750	770	5.75%, 01/15/2020	15	16
		$32,010	Regency Energy Partners LP / Regency
Pipelines - 0.91%			Energy Finance Corp
Boardwalk Pipelines LP			5.88%, 03/01/2022	750	825
3.38%, 02/01/2023	200	190	Southern Natural Gas Co LLC / Southern
Buckeye Partners LP			Natural Issuing Corp
2.65%, 11/15/2018	250	252	4.40%, 06/15/2021	51	54
4.88%, 02/01/2021	850	903	Spectra Energy Capital LLC
Columbia Pipeline Group Inc			8.00%, 10/01/2019	300	341
5.80%, 06/01/2045	500	575	Spectra Energy Partners LP
Enable Midstream Partners LP			5.95%, 09/25/2043	200	226
5.00%, 05/15/2044 (a)	500	429	Sunoco Logistics Partners Operations LP
Enbridge Energy Partners LP			3.45%, 01/15/2023	200	195
5.20%, 03/15/2020	9	10	4.95%, 01/15/2043	200	183
7.38%, 10/15/2045	100	124	5.50%, 02/15/2020	46	50
9.88%, 03/01/2019	87	99	Texas Eastern Transmission LP
Enbridge Inc			7.00%, 07/15/2032	100	122
4.25%, 12/01/2026	750	768	TransCanada PipeLines Ltd
Energy Transfer Partners LP			3.80%, 10/01/2020	128	134
4.90%, 02/01/2024	350	362	5.60%, 03/31/2034	300	344
4.90%, 03/15/2035	300	280	6.10%, 06/01/2040	25	31
5.20%, 02/01/2022	102	109	6.50%, 08/15/2018	1,042	1,115
5.95%, 10/01/2043	350	361	7.25%, 08/15/2038	51	69
6.50%, 02/01/2042	102	110	7.63%, 01/15/2039	500	716
6.70%, 07/01/2018	23	24	Williams Partners LP
9.00%, 04/15/2019	6	7	3.90%, 01/15/2025	350	343
Enterprise Products Operating LLC			4.00%, 09/15/2025	580	574
3.35%, 03/15/2023	300	304	5.10%, 09/15/2045	180	171
3.70%, 02/15/2026	500	502	5.25%, 03/15/2020	180	192
3.75%, 02/15/2025	500	508	6.30%, 04/15/2040	343	366
3.90%, 02/15/2024	250	258			$19,876
4.85%, 08/15/2042	300	300

See accompanying notes.

     Schedule of Investments Bond Market Index Account December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Real Estate - 0.01%			REITS (continued)
Brookfield Asset Management Inc			Liberty Property LP
4.00%, 01/15/2025	$300	$294	3.38%, 06/15/2023	$300	$298
			Mid-America Apartments LP
Regional Authority - 0.16%			4.00%, 11/15/2025	500	507
Province of British Columbia Canada			Omega Healthcare Investors Inc
2.65%, 09/22/2021	77	78	4.50%, 01/15/2025	300	294
6.50%, 01/15/2026	18	23	4.95%, 04/01/2024	750	760
Province of Manitoba Canada			Realty Income Corp
3.05%, 05/14/2024	500	509	2.00%, 01/31/2018	100	100
Province of Ontario Canada			4.65%, 08/01/2023	250	268
2.50%, 09/10/2021	500	504	5.88%, 03/15/2035	51	58
3.20%, 05/16/2024	750	771	Regency Centers LP
4.00%, 10/07/2019	277	293	3.75%, 06/15/2024	200	202
4.40%, 04/14/2020	151	163	Simon Property Group LP
Province of Quebec Canada			2.20%, 02/01/2019	400	403
2.75%, 08/25/2021	231	235	4.13%, 12/01/2021	200	213
3.50%, 07/29/2020	750	790	4.25%, 11/30/2046	130	128
7.50%, 09/15/2029	64	90	5.65%, 02/01/2020	47	51
Province of Saskatchewan Canada			6.75%, 02/01/2040	25	33
8.50%, 07/15/2022	6	8	Tanger Properties LP
		$3,464	3.88%, 12/01/2023	250	254
REITS- 0.71%			UDR Inc
Alexandria Real Estate Equities Inc			4.00%, 10/01/2025	200	205
2.75%, 01/15/2020	750	748	Ventas Realty LP
American Tower Corp			5.70%, 09/30/2043	300	337
3.38%, 10/15/2026	1,000	947	Ventas Realty LP / Ventas Capital Corp
3.50%, 01/31/2023	500	502	2.00%, 02/15/2018	750	752
4.70%, 03/15/2022	278	297	4.25%, 03/01/2022	128	135
AvalonBay Communities Inc			Weingarten Realty Investors
2.95%, 09/15/2022	100	100	3.38%, 10/15/2022	180	180
3.63%, 10/01/2020	100	104	Welltower Inc
4.20%, 12/15/2023	400	423	3.75%, 03/15/2023	200	204
Boston Properties LP			6.13%, 04/15/2020	115	128
2.75%, 10/01/2026	250	229	Weyerhaeuser Co
3.85%, 02/01/2023	200	205	4.70%, 03/15/2021	51	54
4.13%, 05/15/2021	77	81	7.38%, 03/15/2032	300	380
5.63%, 11/15/2020	25	28			$15,512
5.88%, 10/15/2019	750	818	Retail - 1.05%
Brandywine Operating Partnership LP			AutoNation Inc
3.95%, 02/15/2023	200	199	6.75%, 04/15/2018	200	211
Brixmor Operating Partnership LP			AutoZone Inc
3.85%, 02/01/2025	300	295	1.63%, 04/21/2019	750	743
CBL & Associates LP			4.00%, 11/15/2020	251	263
4.60%, 10/15/2024	750	703	Bed Bath & Beyond Inc
Crown Castle International Corp			5.17%, 08/01/2044	500	455
3.70%, 06/15/2026	250	245	CVS Health Corp
DDR Corp			2.25%, 08/12/2019	500	503
4.63%, 07/15/2022	200	212	2.80%, 07/20/2020	530	538
Duke Realty LP			3.50%, 07/20/2022	1,000	1,028
3.88%, 10/15/2022	100	104	4.13%, 05/15/2021	500	529
EPR Properties			5.13%, 07/20/2045	870	970
7.75%, 07/15/2020	63	71	Darden Restaurants Inc
ERP Operating LP			6.80%, 10/15/2037(a)	27	31
2.38%, 07/01/2019	400	403	Dollar General Corp
4.75%, 07/15/2020	51	55	1.88%, 04/15/2018	300	300
Federal Realty Investment Trust			4.15%, 11/01/2025	500	514
2.75%, 06/01/2023	150	146	Home Depot Inc/The
HCP Inc			2.25%, 09/10/2018	750	760
3.40%, 02/01/2025	300	287	3.50%, 09/15/2056	300	263
4.20%, 03/01/2024	250	254	3.75%, 02/15/2024	350	368
4.25%, 11/15/2023	200	205	5.88%, 12/16/2036	987	1,247
5.38%, 02/01/2021	51	56	5.95%, 04/01/2041	351	446
6.75%, 02/01/2041	550	640	Kohl's Corp
Highwoods Realty LP			4.00%, 11/01/2021	277	291
3.20%, 06/15/2021	350	351	5.55%, 07/17/2045	250	239
Hospitality Properties Trust			Lowe's Cos Inc
5.00%, 08/15/2022	100	106	2.50%, 04/15/2026	500	475
6.70%, 01/15/2018	77	79	3.80%, 11/15/2021	102	108
Host Hotels & Resorts LP			4.38%, 09/15/2045	500	515
6.00%, 10/01/2021	200	223	4.63%, 04/15/2020	77	83
Kimco Realty Corp			5.80%, 04/15/2040	77	94
3.13%, 06/01/2023	200	198	6.65%, 09/15/2037	312	413
3.20%, 05/01/2021	250	254

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Retail (continued)			Semiconductors (continued)
Macy's Retail Holdings Inc			QUALCOMM Inc
2.88%, 02/15/2023	$300	$286	2.25%, 05/20/2020	$370	$370
3.45%, 01/15/2021	500	512	3.45%, 05/20/2025	270	275
4.30%, 02/15/2043	200	165	4.65%, 05/20/2035	100	106
6.65%, 07/15/2024	25	29	4.80%, 05/20/2045	150	160
6.90%, 04/01/2029	125	142	Texas Instruments Inc
McDonald's Corp			1.65%, 08/03/2019	200	200
2.10%, 12/07/2018	500	503	2.75%, 03/12/2021	400	407
3.38%, 05/26/2025	500	501	Xilinx Inc
3.50%, 07/15/2020	151	157	2.13%, 03/15/2019	175	175
3.70%, 02/15/2042	128	114			$6,472
4.88%, 07/15/2040	9	10	Software - 0.61%
4.88%, 12/09/2045	250	268	Adobe Systems Inc
5.35%, 03/01/2018	36	38	4.75%, 02/01/2020	51	55
6.30%, 10/15/2037	262	329	CDK Global Inc
Nordstrom Inc			3.30%, 10/15/2019	500	504
4.75%, 05/01/2020	36	38	Fidelity National Information Services Inc
6.25%, 01/15/2018	12	13	2.00%, 04/15/2018	300	301
O'Reilly Automotive Inc			3.63%, 10/15/2020	340	352
3.85%, 06/15/2023	300	308	5.00%, 10/15/2025	260	283
QVC Inc			Fiserv Inc
4.38%, 03/15/2023	250	248	3.50%, 10/01/2022	600	611
Signet UK Finance PLC			Microsoft Corp
4.70%, 06/15/2024	250	239	1.30%, 11/03/2018	500	500
Staples Inc			1.55%, 08/08/2021	640	621
4.38%, 01/12/2023	180	180	2.00%, 11/03/2020	160	160
Target Corp			2.38%, 02/12/2022	350	349
2.50%, 04/15/2026	1,500	1,431	3.00%, 10/01/2020	600	620
6.00%, 01/15/2018	149	156	3.13%, 11/03/2025	640	647
Walgreen Co			3.45%, 08/08/2036	750	713
4.40%, 09/15/2042	100	97	3.95%, 08/08/2056	750	708
5.25%, 01/15/2019	6	6	4.00%, 02/12/2055	850	804
Walgreens Boots Alliance Inc			4.20%, 06/01/2019	115	122
2.70%, 11/18/2019	300	304	4.20%, 11/03/2035	430	452
3.45%, 06/01/2026	380	373	5.30%, 02/08/2041	77	91
3.80%, 11/18/2024	750	763	Oracle Corp
4.80%, 11/18/2044	300	308	1.90%, 09/15/2021	750	733
Wal-Mart Stores Inc			2.38%, 01/15/2019	450	456
2.55%, 04/11/2023	1,450	1,439	2.50%, 10/15/2022	1,500	1,484
3.25%, 10/25/2020	51	53	3.88%, 07/15/2020	77	82
3.63%, 07/08/2020	51	54	4.00%, 07/15/2046	750	717
4.13%, 02/01/2019	102	107	4.30%, 07/08/2034	1,000	1,034
4.25%, 04/15/2021	51	55	4.38%, 05/15/2055	590	587
4.30%, 04/22/2044	500	528	5.00%, 07/08/2019	48	52
5.25%, 09/01/2035	350	419	5.75%, 04/15/2018	180	190
5.63%, 04/01/2040	38	47			$13,228
5.63%, 04/15/2041	280	348	Sovereign - 1.41%
5.80%, 02/15/2018	128	134	Chile Government International Bond
6.20%, 04/15/2038	25	33	3.13%, 03/27/2025	250	248
6.50%, 08/15/2037	415	562	3.25%, 09/14/2021	180	186
7.55%, 02/15/2030	128	185	3.88%, 08/05/2020	500	526
		$22,869	Colombia Government International Bond
Semiconductors - 0.30%			4.38%, 07/12/2021	100	105
Analog Devices Inc			5.63%, 02/26/2044	1,000	1,030
2.50%, 12/05/2021	750	743	6.13%, 01/18/2041	200	216
Applied Materials Inc			8.13%, 05/21/2024	201	251
3.90%, 10/01/2025	500	527	11.75%, 02/25/2020	180	229
5.10%, 10/01/2035	250	278	10.38%, 01/28/2033	100	145
Intel Corp			Export Development Canada
2.45%, 07/29/2020	500	507	1.75%, 08/19/2019	400	402
3.30%, 10/01/2021	177	184	Export-Import Bank of Korea
3.70%, 07/29/2025	500	527	1.50%, 10/21/2019	500	492
4.00%, 12/15/2032	200	206	2.25%, 01/21/2020	300	298
4.25%, 12/15/2042	200	202	3.25%, 11/10/2025	500	496
4.80%, 10/01/2041	77	85	3.25%, 08/12/2026	500	496
KLA-Tencor Corp			5.00%, 04/11/2022	200	220
4.65%, 11/01/2024	500	529	Financing Corp
Lam Research Corp			9.65%, 11/02/2018	900	1,036
2.75%, 03/15/2020	300	301	Hungary Government International Bond
Maxim Integrated Products Inc			7.63%, 03/29/2041	500	699
2.50%, 11/15/2018	200	202
NVIDIA Corp
2.20%, 09/16/2021	500	488

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Sovereign (continued)			Supranational Bank - 1.67%
Israel Government AID Bond			African Development Bank
5.50%, 09/18/2023	$25	$30	0.88%, 03/15/2018	$800	$796
5.50%, 04/26/2024	125	150	1.00%, 05/15/2019	1,000	986
5.50%, 09/18/2033	12	16	Asian Development Bank
Israel Government International Bond			1.13%, 06/05/2018	530	529
4.00%, 06/30/2022	500	529	1.50%, 01/22/2020	300	298
5.13%, 03/26/2019	147	158	1.75%, 09/11/2018	1,500	1,510
Japan Bank for International			1.75%, 08/14/2026	500	464
Cooperation/Japan			1.88%, 02/18/2022	250	246
1.75%, 07/31/2018	650	650	2.13%, 11/24/2021	750	747
2.38%, 04/20/2026	300	288	2.13%, 03/19/2025	300	290
3.00%, 05/29/2024	1,000	1,015	5.82%, 06/16/2028	15	19
Korea International Bond			6.38%, 10/01/2028	51	67
3.88%, 09/11/2023	250	267	Corp Andina de Fomento
Mexico Government International Bond			4.38%, 06/15/2022	22	23
3.50%, 01/21/2021	1,000	1,016	Council Of Europe Development Bank
3.60%, 01/30/2025	210	203	1.13%, 05/31/2018	1,000	995
3.63%, 03/15/2022	300	301	1.63%, 03/10/2020	300	298
4.60%, 01/23/2046	1,170	1,050	European Bank for Reconstruction &
4.75%, 03/08/2044	506	460	Development
5.55%, 01/21/2045	300	307	0.88%, 07/22/2019	500	491
5.95%, 03/19/2019	778	841	1.13%, 08/24/2020	500	488
6.05%, 01/11/2040	464	502	1.63%, 04/10/2018	250	250
8.30%, 08/15/2031	738	1,090	1.63%, 11/15/2018	300	301
Panama Government International Bond			1.75%, 06/14/2019	500	501
5.20%, 01/30/2020	1,154	1,239	1.88%, 02/23/2022	250	245
6.70%, 01/26/2036	224	272	European Investment Bank
8.88%, 09/30/2027	77	106	1.00%, 03/15/2018	750	747
Peruvian Government International Bond			1.00%, 06/15/2018	500	498
5.63%, 11/18/2050	528	598	1.13%, 08/15/2019	500	492
6.55%, 03/14/2037	126	158	1.25%, 05/15/2018	500	499
7.13%, 03/30/2019	30	33	1.25%, 05/15/2019	1,400	1,388
7.35%, 07/21/2025	180	231	1.38%, 09/15/2021	750	722
8.75%, 11/21/2033	192	280	1.63%, 03/16/2020	300	298
Philippine Government International Bond			1.88%, 03/15/2019	1,500	1,510
3.95%, 01/20/2040	300	295	2.00%, 03/15/2021	775	772
5.00%, 01/13/2037	300	339	2.25%, 08/15/2022	1,000	994
6.38%, 10/23/2034	210	273	2.50%, 04/15/2021	1,500	1,519
6.50%, 01/20/2020	200	227	3.25%, 01/29/2024	1,000	1,045
8.38%, 06/17/2019	1,000	1,160	4.88%, 02/15/2036	25	31
9.50%, 02/02/2030	400	630	FMS Wertmanagement AoeR
10.63%, 03/16/2025	400	614	1.00%, 08/16/2019	750	737
Republic of Italy Government International			1.75%, 03/17/2020	300	300
Bond			Inter-American Development Bank
5.38%, 06/15/2033	64	69	1.00%, 05/13/2019	1,000	986
6.88%, 09/27/2023	712	829	1.75%, 08/24/2018	1,000	1,007
Republic of Poland Government International			1.75%, 10/15/2019	500	501
Bond			1.88%, 03/15/2021	500	497
4.00%, 01/22/2024	1,000	1,023	2.13%, 11/09/2020	250	252
5.00%, 03/23/2022	528	575	3.00%, 02/21/2024	250	258
5.13%, 04/21/2021	51	56	3.88%, 09/17/2019	577	610
Republic of South Africa Government			3.88%, 02/14/2020	77	82
International Bond			International Bank for Reconstruction &
4.67%, 01/17/2024	200	200	Development
4.88%, 04/14/2026	750	746	0.88%, 07/19/2018	2,025	2,012
6.25%, 03/08/2041	250	273	0.88%, 08/15/2019	500	490
Svensk Exportkredit AB			1.00%, 10/05/2018	540	537
1.88%, 06/17/2019	500	501	1.25%, 07/26/2019	750	742
Tennessee Valley Authority			1.38%, 04/10/2018	500	500
3.50%, 12/15/2042	400	391	1.38%, 05/24/2021	345	335
3.88%, 02/15/2021	500	538	1.38%, 09/20/2021	500	484
4.25%, 09/15/2065	200	206	1.63%, 02/10/2022	1,000	972
4.50%, 04/01/2018	51	53	1.88%, 03/15/2019	500	504
5.25%, 09/15/2039	251	315	1.88%, 10/07/2022	260	254
5.38%, 04/01/2056	154	193	2.13%, 11/01/2020	750	758
6.75%, 11/01/2025	102	134	2.25%, 06/24/2021	500	503
Uruguay Government International Bond			2.50%, 07/29/2025	700	694
4.13%, 11/20/2045	100	82	7.63%, 01/19/2023	12	16
4.38%, 10/27/2027	940	942	International Finance Corp
8.00%, 11/18/2022	1,015	1,259	0.88%, 06/15/2018	300	298
		$30,788	1.25%, 07/16/2018	500	499
			1.25%, 11/27/2018	500	499

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value(000 's)
Supranational Bank (continued)				Telecommunications (continued)
International Finance Corp	(continued)			Vodafone Group PLC
1.75%, 09/04/2018		$1,000	$1,006	2.95%, 02/19/2023	$200	$194
			$36,392	5.45%, 06/10/2019	180	194
Telecommunications - 1.47%				6.15%, 02/27/2037	201	225
America Movil SAB de CV				6.25%, 11/30/2032	500	574
3.13%, 07/16/2022		1,100	1,083			$32,159
6.13%, 03/30/2040		102	116	Toys, Games & Hobbies - 0.02%
6.38%, 03/01/2035		200	232	Hasbro Inc
AT&T Inc				3.15%, 05/15/2021	250	252
1.75%, 01/15/2018		600	600	6.35%, 03/15/2040	25	29
2.40%, 03/15/2017		200	201	Mattel Inc
2.45%, 06/30/2020		1,200	1,192	2.35%, 05/06/2019	250	251
2.63%, 12/01/2022		600	575			$532
3.00%, 02/15/2022		940	931	Transportation - 0.52%
3.00%, 06/30/2022		200	196	Burlington Northern Santa Fe LLC
3.40%, 05/15/2025		200	193	3.00%, 04/01/2025	500	499
3.80%, 03/15/2022		102	105	4.70%, 10/01/2019	783	842
3.88%, 08/15/2021		77	80	5.15%, 09/01/2043	350	402
4.30%, 12/15/2042		201	180	6.20%, 08/15/2036	500	641
4.35%, 06/15/2045		950	847	7.95%, 08/15/2030	77	109
4.50%, 05/15/2035		700	676	Canadian National Railway Co
4.50%, 03/09/2048		1,072	963	2.25%, 11/15/2022	200	194
4.55%, 03/09/2049		227	205	3.50%, 11/15/2042	200	185
4.60%, 02/15/2021		171	181	5.55%, 03/01/2019	15	16
4.75%, 05/15/2046		200	190	Canadian Pacific Railway Co
5.50%, 02/01/2018		702	729	3.70%, 02/01/2026	130	134
5.88%, 10/01/2019		56	61	4.45%, 03/15/2023	128	137
6.00%, 08/15/2040		663	729	4.80%, 09/15/2035	500	540
British Telecommunications PLC				CSX Corp
2.35%, 02/14/2019		1,250	1,257	2.60%, 11/01/2026	300	281
9.12%, 12/15/2030 (a)		77	118	3.35%, 11/01/2025	500	500
Cisco Systems Inc				3.70%, 11/01/2023	500	519
2.20%, 02/28/2021		535	534	4.75%, 05/30/2042	277	288
2.95%, 02/28/2026		500	495	FedEx Corp
4.45%, 01/15/2020		102	109	2.63%, 08/01/2022	100	100
4.95%, 02/15/2019		855	914	3.25%, 04/01/2026	400	397
5.90%, 02/15/2039		680	864	3.88%, 08/01/2042	100	91
Deutsche Telekom International Finance BV				4.50%, 02/01/2065	500	462
6.00%, 07/08/2019		300	328	4.55%, 04/01/2046	400	403
8.75%, 06/15/2030 (a)		641	942	4.75%, 11/15/2045	500	518
Juniper Networks Inc				Norfolk Southern Corp
4.60%, 03/15/2021		500	535	3.25%, 12/01/2021	251	258
Motorola Solutions Inc				3.85%, 01/15/2024	200	208
4.00%, 09/01/2024		500	501	4.80%, 08/15/2043	350	381
Orange SA				4.84%, 10/01/2041	100	109
4.13%, 09/14/2021		128	135	7.25%, 02/15/2031	130	175
5.38%, 01/13/2042		102	114	Ryder System Inc
9.00%, 03/01/2031 (a)		815	1,225	2.35%, 02/26/2019	200	201
Pacific Bell Telephone Co				2.45%, 09/03/2019	350	352
7.13%, 03/15/2026		377	458	Union Pacific Corp
Qwest Corp				3.80%, 10/01/2051	577	539
6.75%, 12/01/2021		200	217	4.15%, 01/15/2045	350	352
7.25%, 10/15/2035		200	189	4.16%, 07/15/2022	241	260
Rogers Communications Inc				United Parcel Service Inc
3.00%, 03/15/2023		400	397	3.13%, 01/15/2021	1,128	1,166
5.00%, 03/15/2044		500	535	4.88%, 11/15/2040	25	29
6.80%, 08/15/2018		108	117	6.20%, 01/15/2038	23	30
Telefonica Emisiones SAU						$11,318
5.13%, 04/27/2020		918	984	Trucking & Leasing - 0.01%
7.05%, 06/20/2036		295	343	GATX Corp
Verizon Communications Inc				4.75%, 06/15/2022	200	215
1.75%, 08/15/2021		1,000	959
2.45%, 11/01/2022		100	97	Water- 0.00%
2.63%, 02/21/2020		1,189	1,200	American Water Capital Corp
4.27%, 01/15/2036		1,000	957	6.59%, 10/15/2037	5	7
4.40%, 11/01/2034		750	740
4.50%, 09/15/2020		400	428	TOTAL BONDS		$740,975
4.60%, 04/01/2021		77	83		Principal
4.67%, 03/15/2055		950	892	MUNICIPAL BONDS - 0.94%	Amount (000's)	Value(000's)
4.86%, 08/21/2046		2,100	2,128	California - 0.36%
5.01%, 08/21/2054		700	696	Bay Area Toll Authority
5.15%, 09/15/2023		1,100	1,216	6.26%, 04/01/2049	$300	$408

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal				Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)
California (continued)				Illinois (continued)
Bay Area Toll Authority (continued)				State of Illinois
6.92%, 04/01/2040	$120	$162		4.95%, 06/01/2023	$30	$31
City of Los Angeles Department of Airports				5.10%, 06/01/2033	735	657
6.58%, 05/15/2039	100	128		5.88%, 03/01/2019	345	366
City of San Francisco CA Public Utilities				7.35%, 07/01/2035	70	74
Commission Water Revenue						$1,985
6.00%, 11/01/2040	200	244		Kansas - 0.01%
East Bay Municipal Utility District Water				State of Kansas Department of
System Revenue				Transportation
5.87%, 06/01/2040	60	76		4.60%, 09/01/2035	115	128
Los Angeles Community College District/CA
6.60%, 08/01/2042	500	694		Nevada - 0.00%
Los Angeles Department of Water				County of Clark Department of Aviation
6.01%, 07/01/2039	55	68		6.82%, 07/01/2045	25	35
Los Angeles Department of Water & Power				6.88%, 07/01/2042	70	78
6.57%, 07/01/2045	150	205				$113
Los Angeles Unified School District/CA				New Jersey - 0.09%
5.75%, 07/01/2034	80	99		New Jersey Economic Development
5.76%, 07/01/2029	50	60		Authority (credit support from AGM)
6.76%, 07/01/2034	430	576		0.00%, 02/15/2023(b),(e)	51	40
Regents of the University of California				New Jersey Economic Development
Medical Center Pooled Revenue				Authority (credit support from NATL)
6.55%, 05/15/2048	250	328		7.43%, 02/15/2029(e)	1,000	1,177
Sacramento Municipal Utility District				New Jersey Transportation Trust Fund
6.16%, 05/15/2036	120	146		Authority
San Diego County Water Authority Financing				5.75%, 12/15/2028	190	198
Corp				6.56%, 12/15/2040	210	231
6.14%, 05/01/2049	460	599		New Jersey Turnpike Authority
Santa Clara Valley Transportation Authority				7.10%, 01/01/2041	147	205
5.88%, 04/01/2032	25	30		Rutgers The State University of New
State of California				Jersey (credit support from GO OF UNIV)
6.65%, 03/01/2022	1,275	1,509		5.67%, 05/01/2040(e)	130	153
7.30%, 10/01/2039	375	530				$2,004
7.60%, 11/01/2040	180	271		New York - 0.12%
7.63%, 03/01/2040	280	411		City of New York NY
7.95%, 03/01/2036	500	583		5.52%, 10/01/2037	25	30
University of California				5.85%, 06/01/2040	300	383
1.80%, 07/01/2019	300	301		Metropolitan Transportation Authority
3.93%, 05/15/2045	200	198		6.55%, 11/15/2031	180	231
5.77%, 05/15/2043	200	244		6.65%, 11/15/2039	100	130
		$7,870		6.81%, 11/15/2040	135	180
Connecticut - 0.03%				New York City Transitional Finance Authority
State of Connecticut				Future Tax Secured Revenue
5.85%, 03/15/2032	525	641		5.51%, 08/01/2037	250	304
				New York City Water & Sewer System
District of Columbia - 0.02%				5.72%, 06/15/2042	270	343
District of Columbia Water & Sewer				5.95%, 06/15/2042	125	162
Authority				New York State Dormitory Authority
4.81%, 10/01/2114	450	449		5.60%, 03/15/2040	100	124
				Port Authority of New York & New Jersey
Florida - 0.01%				4.46%, 10/01/2062	100	100
State Board of Administration Finance Corp				4.96%, 08/01/2046	300	335
2.11%, 07/01/2018	200	202		Port Authority of New York & New
				Jersey (credit support from GO OF AUTH)
Georgia - 0.04%				6.04%, 12/01/2029(e)	50	63
Municipal Electric Authority of Georgia						$2,385
6.64%, 04/01/2057	151	186		Ohio- 0.02%
7.06%, 04/01/2057	200	227		American Municipal Power Inc
State of Georgia				6.27%, 02/15/2050	69	83
4.50%, 11/01/2025	475	523		7.50%, 02/15/2050	75	104
		$936		Ohio State University/The
Illinois - 0.09%				4.91%, 06/01/2040	125	143
Chicago Transit Authority						$330
6.20%, 12/01/2040	70	82		Pennsylvania - 0.02%
6.90%, 12/01/2040	200	250		State Public School Building Authority
City of Chicago IL				5.00%, 09/15/2027	500	514
6.31%, 01/01/2044	250	223
City of Chicago IL Waterworks Revenue
6.74%, 11/01/2040	145	183
County of Cook IL
6.23%, 11/15/2034	102	119

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
MUNICIPAL BONDS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Tennessee - 0.03%				Federal Home Loan Mortgage Corporation (FHLMC) (continued)
Metropolitan Government Nashville &				2.50%, 01/01/2031	$187	$188
Davidson County Health & Educational Facs				2.50%, 01/01/2031	114	115
Bd				2.50%, 02/01/2031	149	150
4.05%, 07/01/2026	$600	$619		2.50%, 03/01/2031	439	440
				2.50%, 04/01/2031	1,149	1,153
Texas- 0.09%				2.50%, 12/01/2031	400	401
City of Houston TX Combined Utility System				2.50%, 12/01/2031	450	451
Revenue				2.50%, 01/01/2032(f)	2,425	2,429
3.83%, 05/15/2028	250	262		2.50%, 01/01/2032	550	551
City of San Antonio TX Electric & Gas				2.50%, 02/01/2032(f)	475	475
Systems Revenue				2.50%, 02/01/2043	234	223
5.72%, 02/01/2041	125	157		2.50%, 03/01/2043	180	171
5.81%, 02/01/2041	135	170		2.50%, 07/01/2045	186	177
Dallas Area Rapid Transit				2.50%, 11/01/2046	200	190
5.02%, 12/01/2048	50	58		2.99%, 06/01/2038(a)	3	3
Dallas Convention Center Hotel Development				3.00%, 04/01/2021	203	209
Corp				3.00%, 01/01/2026	95	97
7.09%, 01/01/2042	70	92		3.00%, 01/01/2027	284	292
Dallas County Hospital District				3.00%, 01/15/2027(f)	500	513
5.62%, 08/15/2044	83	100		3.00%, 02/01/2027	250	257
Dallas Independent School District (credit				3.00%, 02/01/2027	107	110
support from PSF-GTD)				3.00%, 02/01/2027	183	188
6.45%, 02/15/2035 (e)	50	57		3.00%, 03/01/2027	45	46
Grand Parkway Transportation Corp				3.00%, 03/01/2027	216	222
5.18%, 10/01/2042	300	352		3.00%, 05/01/2027	188	193
State of Texas				3.00%, 06/01/2027	171	175
4.68%, 04/01/2040	100	113		3.00%, 09/01/2028	90	93
5.52%, 04/01/2039	405	512		3.00%, 10/01/2028	625	642
Texas Transportation Commission State				3.00%, 07/01/2029	440	452
Highway Fund				3.00%, 07/01/2029	673	692
5.18%, 04/01/2030	125	148		3.00%, 07/01/2029	758	779
		$2,021		3.00%, 08/01/2029	332	341
Utah- 0.01%				3.00%, 09/01/2029	136	139
State of Utah				3.00%, 10/01/2029	199	204
3.54%, 07/01/2025	300	315		3.00%, 11/01/2029	339	348
				3.00%, 11/01/2029	187	192
Washington - 0.00%				3.00%, 12/01/2029	69	71
State of Washington				3.00%, 07/01/2030	723	743
5.09%, 08/01/2033	20	24		3.00%, 09/01/2030	967	993
				3.00%, 11/01/2030	156	160
Wisconsin - 0.00%				3.00%, 11/01/2030	492	505
State of Wisconsin (credit support from				3.00%, 11/01/2030	260	267
AGM)				3.00%, 01/01/2031	342	351
5.70%, 05/01/2026 (e)	50	58		3.00%, 02/01/2031	350	359
				3.00%, 04/01/2031	452	464
TOTAL MUNICIPAL BONDS		$20,594		3.00%, 02/01/2032	127	130
U.S. GOVERNMENT & GOVERNMENT	Principal			3.00%, 05/01/2032	207	211
AGENCY OBLIGATIONS - 64.43%	Amount (000's)	Value(000	's)	3.00%, 04/01/2033	340	347
Federal Home Loan Mortgage Corporation (FHLMC) - 7.69%				3.00%, 04/01/2033	337	344
2.00%, 09/01/2028	$195	$191		3.00%, 06/01/2033	206	210
2.00%, 08/01/2029	866	848		3.00%, 09/01/2033	286	292
2.00%, 01/15/2030 (f)	400	389		3.00%, 09/01/2033	280	286
2.00%, 10/01/2031	150	146		3.00%, 12/01/2034	105	106
2.22%, 07/01/2043 (a)	164	166		3.00%, 01/01/2035	72	73
2.39%, 10/01/2043 (a)	452	460		3.00%, 02/01/2035	98	100
2.47%, 09/01/2046	244	246		3.00%, 05/01/2035	843	854
2.50%, 08/01/2027	146	147		3.00%, 02/01/2036	179	181
2.50%, 08/01/2027	143	144		3.00%, 11/01/2036	100	101
2.50%, 10/01/2027	271	271		3.00%, 01/01/2043	294	294
2.50%, 03/01/2028	606	607		3.00%, 01/01/2043(f)	11,450	11,370
2.50%, 04/01/2028	125	125		3.00%, 01/01/2043	479	479
2.50%, 04/01/2028	43	43		3.00%, 01/01/2043	653	653
2.50%, 06/01/2028	313	314		3.00%, 04/01/2043	420	420
2.50%, 06/01/2028	142	142		3.00%, 05/01/2043	434	433
2.50%, 06/01/2028	162	162		3.00%, 06/01/2043	248	248
2.50%, 06/01/2028	771	773		3.00%, 06/01/2043	799	797
2.50%, 07/01/2028	519	520		3.00%, 07/01/2043	77	77
2.50%, 10/01/2028	314	315		3.00%, 07/01/2043	721	719
2.50%, 10/01/2028	262	263		3.00%, 07/01/2043	1,324	1,321
2.50%, 10/01/2029	684	686		3.00%, 07/01/2043	695	693
2.50%, 12/01/2029	835	837		3.00%, 08/01/2043	314	312
2.50%, 09/01/2030	1,322	1,325		3.00%, 08/01/2043	284	284
2.50%, 01/01/2031	955	958		3.00%, 08/01/2043	39	39

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal		U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)						Federal Home Loan Mortgage Corporation (FHLMC) (continued)
3.00	%,	08/01/2043		$313	$312	3.50	%,	10/01/2041		$48	$49
3.00	%,	08/01/2043		424	422	3.50	%,	11/01/2041		47	48
3.00	%,	08/01/2043		151	151	3.50	%,	01/01/2042	(f)	9,650	9,881
3.00	%,	08/01/2043		2,221	2,216	3.50	%,	01/01/2042		108	111
3.00	%,	09/01/2043		793	790	3.50	%,	02/01/2042		618	637
3.00	%,	09/01/2043		95	94	3.50	%,	02/01/2042	(f)	650	665
3.00	%,	09/01/2043		388	387	3.50	%,	02/01/2042		38	39
3.00	%,	09/01/2043		527	526	3.50	%,	03/01/2042		15	15
3.00	%,	10/01/2043		205	204	3.50	%,	03/01/2042		57	59
3.00	%,	10/01/2043		665	664	3.50	%,	04/01/2042		134	138
3.00	%,	03/01/2045		1,046	1,039	3.50	%,	04/01/2042		159	164
3.00	%,	04/01/2045		340	338	3.50	%,	04/01/2042		121	124
3.00	%,	06/01/2045		1,175	1,168	3.50	%,	04/01/2042		37	38
3.00	%,	07/01/2045		879	874	3.50	%,	04/01/2042		168	173
3.00	%,	07/01/2045		633	629	3.50	%,	06/01/2042		103	106
3.00	%,	08/01/2045		1,290	1,282	3.50	%,	06/01/2042		387	399
3.00	%,	08/01/2045		408	406	3.50	%,	06/01/2042		106	109
3.00	%,	08/01/2045		333	331	3.50	%,	07/01/2042		657	677
3.00	%,	12/01/2045		1,928	1,916	3.50	%,	07/01/2042		547	564
3.00	%,	03/01/2046		899	894	3.50	%,	08/01/2042		138	142
3.00	%,	03/01/2046		395	393	3.50	%,	08/01/2042		642	661
3.00	%,	04/01/2046		1,292	1,284	3.50	%,	08/01/2042		273	282
3.00	%,	05/01/2046		285	283	3.50	%,	02/01/2043		655	674
3.00	%,	01/01/2047		1,400	1,392	3.50	%,	08/01/2043		58	60
3.00	%,	02/01/2047	(f)	2,500	2,479	3.50	%,	02/01/2044		755	775
3.50	%,	01/01/2019		25	26	3.50	%,	06/01/2044		1,149	1,177
3.50	%,	04/01/2021		216	226	3.50	%,	08/01/2044		721	739
3.50	%,	10/01/2023		109	114	3.50	%,	09/01/2044		622	638
3.50	%,	10/01/2025		16	17	3.50	%,	02/01/2045		696	713
3.50	%,	10/01/2025		250	261	3.50	%,	03/01/2045		975	1,000
3.50	%,	10/01/2025		12	13	3.50	%,	06/01/2045		1,058	1,084
3.50	%,	11/01/2025		13	14	3.50	%,	07/01/2045		1,828	1,873
3.50	%,	11/01/2025		5	5	3.50	%,	09/01/2045		1,026	1,051
3.50	%,	11/01/2025		38	39	3.50	%,	09/01/2045		51	52
3.50	%,	11/01/2025		8	8	3.50	%,	10/01/2045		1,149	1,177
3.50	%,	11/01/2025		30	31	3.50	%,	11/01/2045		1,217	1,247
3.50	%,	12/01/2025		31	33	3.50	%,	12/01/2045		174	178
3.50	%,	12/01/2025		11	11	3.50	%,	12/01/2045		948	971
3.50	%,	01/01/2026		22	23	3.50	%,	12/01/2045		1,466	1,502
3.50	%,	01/01/2026		489	510	3.50	%,	01/01/2046		525	538
3.50	%,	02/01/2026		18	19	3.50	%,	01/01/2046		185	189
3.50	%,	04/01/2026		50	52	3.50	%,	03/01/2046		4,449	4,559
3.50	%,	05/01/2026		60	63	3.50	%,	03/01/2046		950	974
3.50	%,	06/01/2026		8	8	3.50	%,	03/01/2046		385	395
3.50	%,	06/01/2026		13	13	3.50	%,	04/01/2046		1,197	1,227
3.50	%,	07/01/2026		34	36	3.50	%,	05/01/2046		1,334	1,367
3.50	%,	07/01/2026		47	49	3.50	%,	06/01/2046		1,481	1,518
3.50	%,	07/01/2026		8	8	4.00	%,	05/01/2018		3	3
3.50	%,	08/01/2026		29	30	4.00	%,	05/01/2018		35	36
3.50	%,	08/01/2026		104	109	4.00	%,	10/01/2018		28	29
3.50	%,	09/01/2026		40	42	4.00	%,	04/01/2019		7	8
3.50	%,	10/01/2026		22	23	4.00	%,	10/01/2020		37	38
3.50	%,	01/01/2027		49	51	4.00	%,	05/01/2024		84	88
3.50	%,	01/01/2027	(f)	50	52	4.00	%,	05/01/2024		41	44
3.50	%,	12/01/2028		92	96	4.00	%,	12/01/2024		11	12
3.50	%,	01/01/2029		325	340	4.00	%,	01/01/2025		25	27
3.50	%,	06/01/2029		350	366	4.00	%,	02/01/2025		11	12
3.50	%,	07/01/2029		128	134	4.00	%,	03/01/2025		21	22
3.50	%,	08/01/2029		70	73	4.00	%,	03/01/2025		12	13
3.50	%,	09/01/2029		84	88	4.00	%,	04/01/2025		18	19
3.50	%,	01/01/2030		43	45	4.00	%,	06/01/2025		231	243
3.50	%,	01/01/2032		176	183	4.00	%,	06/01/2025		20	20
3.50	%,	02/01/2032		111	115	4.00	%,	06/01/2025		22	23
3.50	%,	03/01/2032		135	140	4.00	%,	06/01/2025		29	30
3.50	%,	04/01/2032		128	133	4.00	%,	07/01/2025		7	7
3.50	%,	08/01/2032		106	110	4.00	%,	07/01/2025		352	371
3.50	%,	01/01/2034		121	125	4.00	%,	08/01/2025		16	17
3.50	%,	01/01/2035		254	263	4.00	%,	08/01/2025		22	24
3.50	%,	02/01/2035		225	233	4.00	%,	09/01/2025		4	4
3.50	%,	07/01/2035		238	246	4.00	%,	10/01/2025		50	53
3.50	%,	09/01/2035		573	593	4.00	%,	02/01/2026		22	22
3.50	%,	02/01/2041		46	47	4.00	%,	05/01/2026		61	64
3.50	%,	05/01/2041		410	422	4.00	%,	07/01/2026		43	45

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal		U.S. GOVERNMENT & GOVERNMENT			Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)			Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)						Federal Home Loan Mortgage Corporation (FHLMC) (continued)
4.00	%,	12/01/2030		$60	$64	4.00	%,	09/01/2045	$530	$557
4.00	%,	08/01/2031		65	69	4.00	%,	09/01/2045	2,096	2,203
4.00	%,	10/01/2031		88	94	4.00	%,	10/01/2045	2,245	2,359
4.00	%,	11/01/2031		27	29	4.00	%,	11/01/2045	1,294	1,360
4.00	%,	12/01/2031		45	47	4.00	%,	12/01/2045	594	624
4.00	%,	11/01/2033		120	127	4.00	%,	01/01/2046	177	186
4.00	%,	01/01/2034		197	209	4.00	%,	02/01/2046	28	29
4.00	%,	07/01/2035		82	87	4.50	%,	05/01/2018	13	14
4.00	%,	06/01/2039		4	4	4.50	%,	08/01/2018	32	33
4.00	%,	07/01/2039		42	45	4.50	%,	11/01/2018	8	8
4.00	%,	09/01/2039		24	25	4.50	%,	04/01/2019	7	8
4.00	%,	12/01/2039		19	20	4.50	%,	04/01/2023	10	11
4.00	%,	12/01/2039		30	31	4.50	%,	01/01/2024	12	12
4.00	%,	01/01/2040		28	29	4.50	%,	01/01/2024	6	6
4.00	%,	03/01/2040		16	17	4.50	%,	04/01/2024	83	88
4.00	%,	09/01/2040		7	7	4.50	%,	05/01/2024	151	162
4.00	%,	09/01/2040		43	45	4.50	%,	07/01/2024	11	12
4.00	%,	10/01/2040		34	36	4.50	%,	09/01/2024	23	24
4.00	%,	10/01/2040		74	77	4.50	%,	09/01/2024	19	20
4.00	%,	12/01/2040		56	59	4.50	%,	11/01/2024	136	145
4.00	%,	12/01/2040		38	40	4.50	%,	04/01/2025	20	21
4.00	%,	12/01/2040		49	52	4.50	%,	05/01/2025	17	17
4.00	%,	12/01/2040		58	62	4.50	%,	07/01/2025	23	25
4.00	%,	12/01/2040		100	105	4.50	%,	09/01/2026	165	174
4.00	%,	02/01/2041		363	381	4.50	%,	02/01/2030	21	23
4.00	%,	02/01/2041		117	123	4.50	%,	08/01/2030	16	17
4.00	%,	02/01/2041		87	91	4.50	%,	05/01/2031	20	22
4.00	%,	04/01/2041		45	47	4.50	%,	06/01/2031	136	146
4.00	%,	07/01/2041		34	36	4.50	%,	05/01/2034	1	1
4.00	%,	08/01/2041		32	34	4.50	%,	08/01/2035	61	66
4.00	%,	08/01/2041		77	81	4.50	%,	08/01/2035	133	144
4.00	%,	10/01/2041		48	51	4.50	%,	08/01/2036	22	23
4.00	%,	10/01/2041		41	43	4.50	%,	02/01/2039	2	2
4.00	%,	10/01/2041		103	108	4.50	%,	02/01/2039	49	53
4.00	%,	10/01/2041		13	14	4.50	%,	03/01/2039	34	37
4.00	%,	10/01/2041		112	118	4.50	%,	04/01/2039	70	75
4.00	%,	11/01/2041		120	127	4.50	%,	05/01/2039	198	213
4.00	%,	11/01/2041		205	217	4.50	%,	05/01/2039	100	108
4.00	%,	11/01/2041		75	80	4.50	%,	06/01/2039	220	237
4.00	%,	01/01/2042	(f)	750	788	4.50	%,	06/01/2039	41	44
4.00	%,	03/01/2042		123	130	4.50	%,	09/01/2039	362	391
4.00	%,	06/01/2042		211	223	4.50	%,	10/01/2039	167	180
4.00	%,	06/01/2042		241	254	4.50	%,	10/01/2039	87	95
4.00	%,	08/01/2043		923	976	4.50	%,	11/01/2039	20	22
4.00	%,	11/01/2043		21	23	4.50	%,	11/01/2039	40	43
4.00	%,	01/01/2044		257	271	4.50	%,	11/01/2039	62	66
4.00	%,	02/01/2044		597	630	4.50	%,	11/01/2039	58	63
4.00	%,	02/01/2044		306	322	4.50	%,	12/01/2039	31	33
4.00	%,	02/01/2044		129	136	4.50	%,	12/01/2039	100	108
4.00	%,	03/01/2044		174	184	4.50	%,	02/01/2040	55	59
4.00	%,	04/01/2044		839	881	4.50	%,	02/01/2040	88	95
4.00	%,	05/01/2044		220	231	4.50	%,	02/01/2040	13	14
4.00	%,	05/01/2044		102	107	4.50	%,	02/01/2040	91	99
4.00	%,	07/01/2044		524	550	4.50	%,	04/01/2040	61	66
4.00	%,	07/01/2044		695	730	4.50	%,	05/01/2040	74	80
4.00	%,	07/01/2044		127	134	4.50	%,	05/01/2040	21	23
4.00	%,	10/01/2044		592	622	4.50	%,	07/01/2040	57	62
4.00	%,	11/01/2044		963	1,012	4.50	%,	07/01/2040	59	64
4.00	%,	12/01/2044		23	24	4.50	%,	08/01/2040	100	109
4.00	%,	12/01/2044		1,347	1,415	4.50	%,	08/01/2040	48	51
4.00	%,	01/01/2045		370	389	4.50	%,	08/01/2040	34	36
4.00	%,	02/01/2045		651	684	4.50	%,	08/01/2040	24	26
4.00	%,	02/01/2045		31	33	4.50	%,	08/01/2040	24	26
4.00	%,	04/01/2045		28	29	4.50	%,	09/01/2040	20	22
4.00	%,	04/01/2045		499	524	4.50	%,	09/01/2040	22	23
4.00	%,	05/01/2045		234	246	4.50	%,	09/01/2040	14	15
4.00	%,	06/01/2045		506	532	4.50	%,	10/01/2040	248	268
4.00	%,	07/01/2045		472	496	4.50	%,	02/01/2041	49	53
4.00	%,	08/01/2045		1,828	1,921	4.50	%,	03/01/2041	456	492
4.00	%,	08/01/2045		91	95	4.50	%,	03/01/2041	70	76
4.00	%,	08/01/2045		202	212	4.50	%,	03/01/2041	626	674
4.00	%,	08/01/2045		191	201	4.50	%,	03/01/2041	523	564
4.00	%,	09/01/2045		24	25	4.50	%,	04/01/2041	90	97

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT			Principal		U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)			Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)					Federal Home Loan Mortgage Corporation (FHLMC) (continued)
4.50	%,	04/01/2041	$57	$61	5.00	%,	12/01/2035		$57	$63
4.50	%,	05/01/2041	32	35	5.00	%,	04/01/2036		2	2
4.50	%,	05/01/2041	97	104	5.00	%,	06/01/2036		7	7
4.50	%,	05/01/2041	104	112	5.00	%,	08/01/2036		31	34
4.50	%,	06/01/2041	51	55	5.00	%,	10/01/2036		250	274
4.50	%,	06/01/2041	26	28	5.00	%,	01/01/2037		68	74
4.50	%,	06/01/2041	36	39	5.00	%,	01/01/2038		312	339
4.50	%,	06/01/2041	48	52	5.00	%,	02/01/2038		18	19
4.50	%,	07/01/2041	61	65	5.00	%,	02/01/2038		167	182
4.50	%,	07/01/2041	59	63	5.00	%,	03/01/2038		2	2
4.50	%,	08/01/2041	40	43	5.00	%,	06/01/2038		6	7
4.50	%,	09/01/2041	515	556	5.00	%,	09/01/2038		2	2
4.50	%,	10/01/2041	82	88	5.00	%,	09/01/2038		12	13
4.50	%,	11/01/2041	518	559	5.00	%,	11/01/2038		369	402
4.50	%,	03/01/2042	81	87	5.00	%,	11/01/2038		22	24
4.50	%,	09/01/2043	320	343	5.00	%,	12/01/2038		339	370
4.50	%,	09/01/2043	58	62	5.00	%,	01/01/2039		34	36
4.50	%,	10/01/2043	21	22	5.00	%,	01/01/2039		362	395
4.50	%,	11/01/2043	70	75	5.00	%,	02/01/2039		19	21
4.50	%,	11/01/2043	206	221	5.00	%,	03/01/2039		30	33
4.50	%,	11/01/2043	118	127	5.00	%,	06/01/2039		8	9
4.50	%,	11/01/2043	177	191	5.00	%,	07/01/2039		26	29
4.50	%,	11/01/2043	22	23	5.00	%,	09/01/2039		532	579
4.50	%,	01/01/2044	257	276	5.00	%,	09/01/2039		68	75
4.50	%,	01/01/2044	317	341	5.00	%,	10/01/2039		54	60
4.50	%,	03/01/2044	104	111	5.00	%,	01/01/2040		354	388
4.50	%,	03/01/2044	309	331	5.00	%,	01/01/2040		90	100
4.50	%,	05/01/2044	154	165	5.00	%,	03/01/2040		14	16
4.50	%,	05/01/2044	486	522	5.00	%,	05/01/2040		250	276
4.50	%,	07/01/2044	126	135	5.00	%,	07/01/2040		54	59
4.50	%,	07/01/2044	193	208	5.00	%,	07/01/2040		51	56
4.50	%,	09/01/2044	183	197	5.00	%,	08/01/2040		39	43
4.50	%,	07/01/2045	63	68	5.00	%,	08/01/2040		100	109
4.50	%,	09/01/2045	148	159	5.00	%,	08/01/2040		149	162
4.50	%,	10/01/2045	199	214	5.00	%,	09/01/2040		154	169
5.00	%,	05/01/2018	2	2	5.00	%,	02/01/2041		718	785
5.00	%,	08/01/2018	5	5	5.00	%,	04/01/2041		203	222
5.00	%,	10/01/2018	11	11	5.00	%,	04/01/2041		44	49
5.00	%,	04/01/2019	5	5	5.00	%,	05/01/2041		9	10
5.00	%,	12/01/2019	12	12	5.00	%,	06/01/2041		175	191
5.00	%,	12/01/2021	22	23	5.00	%,	07/01/2041		50	54
5.00	%,	02/01/2022	6	7	5.00	%,	09/01/2041		63	69
5.00	%,	09/01/2022	8	8	5.00	%,	10/01/2041		75	82
5.00	%,	06/01/2023	6	6	5.00	%,	10/01/2041		141	154
5.00	%,	06/01/2023	143	154	5.00	%,	11/01/2041		208	228
5.00	%,	09/01/2023	129	140	5.00	%,	01/01/2042	(f)	600	653
5.00	%,	12/01/2023	66	71	5.00	%,	02/01/2043	(f)	100	109
5.00	%,	04/01/2024	53	57	5.50	%,	01/01/2018		2	2
5.00	%,	07/01/2024	8	8	5.50	%,	01/01/2018		1	1
5.00	%,	01/01/2025	182	198	5.50	%,	01/01/2022		6	7
5.00	%,	06/01/2025	9	9	5.50	%,	04/01/2023		23	25
5.00	%,	06/01/2026	50	52	5.50	%,	01/01/2028		123	137
5.00	%,	12/01/2027	48	52	5.50	%,	12/01/2032		47	53
5.00	%,	02/01/2030	9	10	5.50	%,	03/01/2033		4	4
5.00	%,	03/01/2030	7	8	5.50	%,	12/01/2033		2	2
5.00	%,	09/01/2031	304	332	5.50	%,	01/01/2034		80	90
5.00	%,	08/01/2033	7	8	5.50	%,	01/01/2034		13	15
5.00	%,	08/01/2033	52	57	5.50	%,	02/01/2034		122	136
5.00	%,	09/01/2033	8	9	5.50	%,	03/01/2034		30	34
5.00	%,	09/01/2033	16	18	5.50	%,	10/01/2034		12	13
5.00	%,	03/01/2034	12	14	5.50	%,	10/01/2034		2	2
5.00	%,	04/01/2034	127	139	5.50	%,	02/01/2035		26	29
5.00	%,	04/01/2034	22	24	5.50	%,	03/01/2035		18	20
5.00	%,	05/01/2034	39	43	5.50	%,	05/01/2035		23	25
5.00	%,	05/01/2035	40	44	5.50	%,	11/01/2035		28	32
5.00	%,	06/01/2035	214	235	5.50	%,	04/01/2036		379	425
5.00	%,	08/01/2035	6	6	5.50	%,	05/01/2036		34	39
5.00	%,	08/01/2035	13	14	5.50	%,	05/01/2036		8	10
5.00	%,	09/01/2035	36	39	5.50	%,	07/01/2036		28	31
5.00	%,	09/01/2035	14	15	5.50	%,	07/01/2036		103	116
5.00	%,	10/01/2035	15	16	5.50	%,	11/01/2036		13	14
5.00	%,	11/01/2035	63	69	5.50	%,	12/01/2036		186	207
5.00	%,	12/01/2035	38	41	5.50	%,	12/01/2036		5	5

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal		U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)						Federal Home Loan Mortgage Corporation (FHLMC) (continued)
5.50	%,	12/01/2036		$213	$238	6.00	%,	09/01/2038		$7	$8
5.50	%,	12/01/2036		1	1	6.00	%,	09/01/2038		12	14
5.50	%,	01/01/2037		198	223	6.00	%,	12/01/2039		3	4
5.50	%,	02/01/2037		76	85	6.50	%,	04/01/2028		1	1
5.50	%,	02/01/2037		1	1	6.50	%,	03/01/2029		1	1
5.50	%,	07/01/2037		13	14	6.50	%,	05/01/2031		4	4
5.50	%,	07/01/2037		3	3	6.50	%,	06/01/2031		1	1
5.50	%,	09/01/2037		8	8	6.50	%,	10/01/2031		1	1
5.50	%,	11/01/2037		9	10	6.50	%,	05/01/2032		1	1
5.50	%,	01/01/2038		43	49	6.50	%,	04/01/2035		2	2
5.50	%,	01/01/2038		7	8	6.50	%,	09/01/2036		9	10
5.50	%,	04/01/2038		29	32	6.50	%,	10/01/2037		19	21
5.50	%,	04/01/2038		2	2	6.50	%,	11/01/2037		11	12
5.50	%,	04/01/2038		4	5	6.50	%,	12/01/2037		1	1
5.50	%,	05/01/2038		9	10	6.50	%,	02/01/2038		3	3
5.50	%,	05/01/2038		5	5	6.50	%,	09/01/2038		14	16
5.50	%,	06/01/2038		2	2	6.50	%,	10/01/2038		4	5
5.50	%,	06/01/2038		102	113	6.50	%,	01/01/2039		7	8
5.50	%,	06/01/2038		11	12	6.50	%,	09/01/2039		17	20
5.50	%,	07/01/2038		25	28	7.00	%,	10/01/2029		1	1
5.50	%,	07/01/2038		4	5	7.00	%,	09/01/2031		5	5
5.50	%,	07/01/2038		4	4	7.00	%,	09/01/2038		4	5
5.50	%,	08/01/2038		31	35	7.50	%,	07/01/2029		19	22
5.50	%,	09/01/2038		148	165	7.50	%,	10/01/2030		2	2
5.50	%,	09/01/2038		8	9						$168,073
5.50	%,	10/01/2038		5	6	Federal National Mortgage Association (FNMA) - 12.16%
5.50	%,	10/01/2038		111	124	2.00	%,	08/01/2028		182	178
5.50	%,	11/01/2038		5	5	2.00	%,	09/01/2028		253	248
5.50	%,	11/01/2038		1	1	2.00	%,	11/01/2028		50	49
5.50	%,	12/01/2038		114	127	2.00	%,	01/01/2029		21	20
5.50	%,	01/01/2039		16	18	2.00	%,	05/01/2029		790	774
5.50	%,	02/01/2039		123	136	2.00	%,	05/01/2030		424	414
5.50	%,	03/01/2039		324	361	2.00	%,	01/01/2031	(f)	600	584
5.50	%,	04/01/2039		22	25	2.17	%,	05/01/2043	(a)	306	311
5.50	%,	09/01/2039		48	54	2.50	%,	12/01/2027		16	16
5.50	%,	12/01/2039		34	38	2.50	%,	01/01/2028		275	276
5.50	%,	01/01/2040		34	38	2.50	%,	02/01/2028		69	69
5.50	%,	03/01/2040		5	6	2.50	%,	06/01/2028		438	440
5.50	%,	06/01/2040		44	50	2.50	%,	06/01/2028		18	18
5.50	%,	06/01/2041		440	491	2.50	%,	07/01/2028		307	308
5.50	%,	06/01/2041		43	48	2.50	%,	08/01/2028		19	19
6.00	%,	11/01/2022		5	6	2.50	%,	08/01/2028		147	148
6.00	%,	02/01/2027		17	19	2.50	%,	08/01/2028		310	311
6.00	%,	07/01/2029		1	1	2.50	%,	08/01/2028		329	330
6.00	%,	07/01/2029		4	5	2.50	%,	09/01/2028		131	132
6.00	%,	02/01/2031		4	4	2.50	%,	09/01/2028		375	377
6.00	%,	12/01/2031		2	3	2.50	%,	10/01/2028		430	431
6.00	%,	01/01/2032		25	29	2.50	%,	05/01/2029		66	66
6.00	%,	11/01/2033		42	48	2.50	%,	06/01/2029		595	596
6.00	%,	06/01/2034		30	34	2.50	%,	07/01/2029		186	187
6.00	%,	08/01/2034		5	6	2.50	%,	07/01/2029		477	478
6.00	%,	05/01/2036		16	19	2.50	%,	07/01/2029		303	304
6.00	%,	06/01/2036		38	43	2.50	%,	09/01/2029		407	408
6.00	%,	11/01/2036		34	38	2.50	%,	09/01/2029		61	61
6.00	%,	12/01/2036		159	180	2.50	%,	12/01/2029		349	349
6.00	%,	02/01/2037		3	3	2.50	%,	12/01/2029		101	101
6.00	%,	03/01/2037		1	1	2.50	%,	12/01/2029		78	78
6.00	%,	05/01/2037		2	2	2.50	%,	01/01/2030		323	324
6.00	%,	10/01/2037		16	18	2.50	%,	02/01/2030		146	146
6.00	%,	11/01/2037		19	21	2.50	%,	04/01/2030		426	427
6.00	%,	12/01/2037		4	4	2.50	%,	04/01/2030		21	21
6.00	%,	12/01/2037		77	88	2.50	%,	05/01/2030		855	857
6.00	%,	01/01/2038		15	17	2.50	%,	06/01/2030		101	101
6.00	%,	01/01/2038	(a)	6	6	2.50	%,	06/01/2030		148	148
6.00	%,	01/01/2038		5	6	2.50	%,	06/01/2030		94	95
6.00	%,	01/01/2038		20	23	2.50	%,	06/01/2030		569	570
6.00	%,	01/01/2038		63	72	2.50	%,	08/01/2030		1,006	1,008
6.00	%,	01/01/2038		17	20	2.50	%,	08/01/2030		242	243
6.00	%,	04/01/2038		130	147	2.50	%,	12/01/2030		1,237	1,240
6.00	%,	05/01/2038		24	28	2.50	%,	01/01/2031		449	450
6.00	%,	07/01/2038		15	18	2.50	%,	01/01/2031		286	287
6.00	%,	07/01/2038		7	8	2.50	%,	02/01/2031		377	378
6.00	%,	08/01/2038		8	9	2.50	%,	02/01/2031		404	405

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal			U.S. GOVERNMENT & GOVERNMENT			Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)							Federal National Mortgage Association (FNMA) (continued)
2.50	%,	05/01/2031		$278	$278		3.00	%,	11/01/2030	$286	$293
2.50	%,	06/01/2031		429	430		3.00	%,	02/01/2031	228	235
2.50	%,	09/01/2031		113	114		3.00	%,	09/01/2031	98	101
2.50	%,	12/01/2031		600	601		3.00	%,	05/01/2032	282	287
2.50	%,	12/01/2031		687	688		3.00	%,	08/01/2032	435	444
2.50	%,	01/01/2032	(f)	4,300	4,307		3.00	%,	10/01/2032	468	480
2.50	%,	02/01/2032	(f)	525	525		3.00	%,	08/01/2033	1,103	1,125
2.50	%,	11/01/2032		66	65		3.00	%,	12/01/2033	508	519
2.50	%,	07/01/2033		141	138		3.00	%,	05/01/2034	277	281
2.50	%,	10/01/2036		74	72		3.00	%,	10/01/2034	127	129
2.50	%,	10/01/2036		198	193		3.00	%,	11/01/2034	323	327
2.50	%,	01/01/2043		712	681		3.00	%,	02/01/2035	347	352
2.50	%,	07/01/2043		67	64		3.00	%,	02/01/2035	281	285
2.50	%,	08/01/2043		163	155		3.00	%,	03/01/2035	149	151
2.50	%,	10/01/2043		421	403		3.00	%,	04/01/2035	154	156
2.50	%,	05/01/2046		97	92		3.00	%,	06/01/2035	335	340
2.50	%,	12/01/2046		275	262		3.00	%,	07/01/2035	126	128
2.51	%,	07/01/2041		29	31		3.00	%,	11/01/2035	192	195
2.67	%,	11/01/2043	(a)	179	183		3.00	%,	07/01/2036	289	293
2.68	%,	12/01/2043	(a)	70	72		3.00	%,	12/01/2036	100	101
2.69	%,	01/01/2036	(a)	4	4		3.00	%,	12/01/2036	399	404
2.71	%,	02/01/2042	(a)	63	67		3.00	%,	04/01/2042	297	297
2.82	%,	01/01/2042	(a)	68	71		3.00	%,	09/01/2042	152	152
2.88	%,	02/01/2042	(a)	36	37		3.00	%,	12/01/2042	169	168
2.95	%,	05/01/2042	(a)	286	293		3.00	%,	02/01/2043	671	671
3.00	%,	09/01/2026		71	73		3.00	%,	02/01/2043	667	667
3.00	%,	11/01/2026		246	253		3.00	%,	04/01/2043	369	369
3.00	%,	11/01/2026		86	89		3.00	%,	04/01/2043	523	523
3.00	%,	01/01/2027		68	69		3.00	%,	04/01/2043	893	893
3.00	%,	02/01/2027		60	62		3.00	%,	04/01/2043	552	552
3.00	%,	02/01/2027		428	441		3.00	%,	04/01/2043	404	404
3.00	%,	04/01/2027		97	99		3.00	%,	04/01/2043	1,499	1,498
3.00	%,	04/01/2027		103	106		3.00	%,	04/01/2043	662	662
3.00	%,	07/01/2027		286	295		3.00	%,	04/01/2043	511	511
3.00	%,	08/01/2027		312	321		3.00	%,	04/01/2043	661	660
3.00	%,	10/01/2027		271	279		3.00	%,	05/01/2043	501	501
3.00	%,	01/01/2028	(f)	825	847		3.00	%,	05/01/2043	757	757
3.00	%,	10/01/2028		537	552		3.00	%,	05/01/2043	400	400
3.00	%,	11/01/2028		337	347		3.00	%,	05/01/2043	81	81
3.00	%,	12/01/2028		38	39		3.00	%,	06/01/2043	35	35
3.00	%,	12/01/2028		52	53		3.00	%,	06/01/2043	658	658
3.00	%,	02/01/2029		256	263		3.00	%,	06/01/2043	1,274	1,273
3.00	%,	03/01/2029		225	231		3.00	%,	06/01/2043	505	505
3.00	%,	03/01/2029		453	465		3.00	%,	06/01/2043	26	26
3.00	%,	04/01/2029		325	334		3.00	%,	06/01/2043	692	692
3.00	%,	04/01/2029		62	64		3.00	%,	07/01/2043	299	299
3.00	%,	05/01/2029		121	124		3.00	%,	07/01/2043	129	129
3.00	%,	05/01/2029		73	75		3.00	%,	07/01/2043	947	947
3.00	%,	05/01/2029		263	270		3.00	%,	07/01/2043	551	551
3.00	%,	06/01/2029		175	180		3.00	%,	07/01/2043	45	45
3.00	%,	07/01/2029		16	17		3.00	%,	07/01/2043	380	380
3.00	%,	07/01/2029		153	157		3.00	%,	07/01/2043	214	214
3.00	%,	08/01/2029		287	295		3.00	%,	08/01/2043	93	93
3.00	%,	08/01/2029		359	368		3.00	%,	08/01/2043	240	240
3.00	%,	08/01/2029		30	31		3.00	%,	08/01/2043	1,156	1,156
3.00	%,	08/01/2029		276	283		3.00	%,	08/01/2043	588	588
3.00	%,	10/01/2029		202	208		3.00	%,	08/01/2043	293	292
3.00	%,	10/01/2029		339	348		3.00	%,	08/01/2043	356	356
3.00	%,	10/01/2029		141	145		3.00	%,	08/01/2043	156	156
3.00	%,	10/01/2029		189	194		3.00	%,	08/01/2043	807	805
3.00	%,	11/01/2029		142	146		3.00	%,	09/01/2043	958	958
3.00	%,	01/01/2030		102	105		3.00	%,	09/01/2043	19	19
3.00	%,	01/01/2030		860	883		3.00	%,	09/01/2043	403	403
3.00	%,	01/01/2030		390	400		3.00	%,	09/01/2043	28	28
3.00	%,	01/01/2030		940	966		3.00	%,	09/01/2043	19	19
3.00	%,	03/01/2030		450	462		3.00	%,	10/01/2043	241	240
3.00	%,	06/01/2030		531	545		3.00	%,	10/01/2043	1,223	1,223
3.00	%,	06/01/2030		493	506		3.00	%,	11/01/2043	138	138
3.00	%,	08/01/2030		416	427		3.00	%,	11/01/2043	146	146
3.00	%,	09/01/2030		184	189		3.00	%,	11/01/2043	233	233
3.00	%,	09/01/2030		915	940		3.00	%,	11/01/2043	358	358
3.00	%,	10/01/2030		538	552		3.00	%,	12/01/2043	23	23
3.00	%,	11/01/2030		92	94		3.00	%,	01/01/2044	166	166

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal			U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)							Federal National Mortgage Association (FNMA) (continued)
3.00	%,	01/01/2045		$31	$30		3.50	%,	12/01/2028		$198	$206
3.00	%,	01/01/2045		947	942		3.50	%,	12/01/2028		18	18
3.00	%,	05/01/2045		1,126	1,120		3.50	%,	01/01/2029		204	212
3.00	%,	06/01/2045		31	31		3.50	%,	03/01/2029		21	22
3.00	%,	06/01/2045		81	81		3.50	%,	03/01/2029		329	343
3.00	%,	09/01/2045		208	207		3.50	%,	12/01/2029		180	188
3.00	%,	09/01/2045		195	194		3.50	%,	12/01/2029		84	88
3.00	%,	10/01/2045		752	748		3.50	%,	04/01/2030		170	178
3.00	%,	11/01/2045		414	412		3.50	%,	11/01/2030		42	44
3.00	%,	11/01/2045		183	182		3.50	%,	01/01/2031	(f)	50	52
3.00	%,	12/01/2045		87	87		3.50	%,	01/01/2031		13	14
3.00	%,	12/01/2045		914	909		3.50	%,	04/01/2031		27	28
3.00	%,	12/01/2045		124	123		3.50	%,	04/01/2032		115	120
3.00	%,	12/01/2045		69	69		3.50	%,	05/01/2032		253	263
3.00	%,	01/01/2046		586	583		3.50	%,	06/01/2032		443	461
3.00	%,	01/01/2046		26	26		3.50	%,	07/01/2032		160	166
3.00	%,	01/01/2046	(f)	12,175	12,095		3.50	%,	09/01/2032		249	259
3.00	%,	02/01/2046		628	624		3.50	%,	09/01/2033		120	125
3.00	%,	02/01/2046		1,101	1,095		3.50	%,	10/01/2033		246	256
3.00	%,	02/01/2046		373	371		3.50	%,	11/01/2033		253	263
3.00	%,	02/01/2046		35	35		3.50	%,	01/01/2034		179	185
3.00	%,	03/01/2046		92	91		3.50	%,	06/01/2034		334	347
3.00	%,	04/01/2046		987	982		3.50	%,	08/01/2034		89	93
3.00	%,	05/01/2046		404	402		3.50	%,	11/01/2034		205	213
3.00	%,	05/01/2046		588	584		3.50	%,	12/01/2035		476	493
3.00	%,	05/01/2046		153	152		3.50	%,	10/01/2040		11	11
3.00	%,	06/01/2046		240	238		3.50	%,	11/01/2040		47	48
3.00	%,	07/01/2046		1,090	1,084		3.50	%,	12/01/2040		51	53
3.00	%,	08/01/2046		1,068	1,062		3.50	%,	01/01/2041		35	36
3.00	%,	08/01/2046		323	321		3.50	%,	02/01/2041		20	21
3.00	%,	09/01/2046		512	510		3.50	%,	02/01/2041		23	23
3.00	%,	09/01/2046		323	322		3.50	%,	03/01/2041		117	121
3.00	%,	11/01/2046		1,395	1,387		3.50	%,	03/01/2041		82	84
3.00	%,	11/01/2046		995	989		3.50	%,	10/01/2041		207	214
3.00	%,	11/01/2046		1,000	995		3.50	%,	12/01/2041		599	618
3.00	%,	11/01/2046		677	674		3.50	%,	12/01/2041		216	223
3.00	%,	12/01/2046		1,400	1,392		3.50	%,	12/01/2041		662	683
3.00	%,	12/01/2046		1,396	1,388		3.50	%,	01/01/2042		121	125
3.00	%,	02/01/2047	(f)	2,625	2,604		3.50	%,	01/01/2042		220	227
3.03	%,	12/01/2041	(a)	35	37		3.50	%,	01/01/2042		115	118
3.14	%,	12/01/2040	(a)	23	24		3.50	%,	02/01/2042		23	24
3.42	%,	05/01/2041	(a)	27	28		3.50	%,	02/01/2042		53	54
3.46	%,	02/01/2041	(a)	24	24		3.50	%,	03/01/2042		465	480
3.50	%,	01/01/2020		225	234		3.50	%,	03/01/2042		55	57
3.50	%,	04/01/2022		186	194		3.50	%,	03/01/2042		250	258
3.50	%,	03/01/2023		169	176		3.50	%,	03/01/2042		70	73
3.50	%,	08/01/2025		22	23		3.50	%,	03/01/2042		128	132
3.50	%,	10/01/2025		17	17		3.50	%,	03/01/2042		150	155
3.50	%,	11/01/2025		20	21		3.50	%,	04/01/2042		92	94
3.50	%,	11/01/2025		254	265		3.50	%,	04/01/2042		100	103
3.50	%,	12/01/2025		116	121		3.50	%,	04/01/2042		148	152
3.50	%,	12/01/2025		21	22		3.50	%,	04/01/2042		115	119
3.50	%,	12/01/2025		38	39		3.50	%,	05/01/2042		157	162
3.50	%,	01/01/2026		26	27		3.50	%,	07/01/2042		286	295
3.50	%,	01/01/2026		607	633		3.50	%,	07/01/2042		168	173
3.50	%,	01/01/2026		70	73		3.50	%,	08/01/2042		203	209
3.50	%,	02/01/2026		185	193		3.50	%,	09/01/2042		158	163
3.50	%,	03/01/2026		178	186		3.50	%,	09/01/2042		68	70
3.50	%,	03/01/2026		7	8		3.50	%,	10/01/2042		20	21
3.50	%,	03/01/2026		511	533		3.50	%,	10/01/2042		1,164	1,200
3.50	%,	05/01/2026		11	12		3.50	%,	10/01/2042		545	562
3.50	%,	06/01/2026		60	63		3.50	%,	01/01/2043	(f)	21,125	21,651
3.50	%,	07/01/2026		10	11		3.50	%,	02/01/2043	(f)	1,025	1,049
3.50	%,	08/01/2026		7	7		3.50	%,	04/01/2043		279	288
3.50	%,	08/01/2026		85	89		3.50	%,	04/01/2043		150	155
3.50	%,	09/01/2026		349	364		3.50	%,	05/01/2043		731	753
3.50	%,	10/01/2026		27	28		3.50	%,	05/01/2043		367	378
3.50	%,	12/01/2026		402	419		3.50	%,	05/01/2043		903	931
3.50	%,	12/01/2026		111	116		3.50	%,	06/01/2043		437	450
3.50	%,	01/01/2027		120	125		3.50	%,	06/01/2043		737	760
3.50	%,	01/01/2027		68	71		3.50	%,	07/01/2043		409	422
3.50	%,	02/01/2027		251	262		3.50	%,	08/01/2043		928	956
3.50	%,	11/01/2028		376	392		3.50	%,	08/01/2043		214	220

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal			U.S. GOVERNMENT & GOVERNMENT			Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)							Federal National Mortgage Association (FNMA) (continued)
3.50	%,	09/01/2043		$740	$764		4.00	%,	07/01/2025	$37	$39
3.50	%,	09/01/2043		264	273		4.00	%,	08/01/2025	17	17
3.50	%,	12/01/2043		242	249		4.00	%,	09/01/2025	25	26
3.50	%,	01/01/2044		63	65		4.00	%,	11/01/2025	32	34
3.50	%,	02/01/2044		597	616		4.00	%,	12/01/2025	41	44
3.50	%,	02/01/2044		310	320		4.00	%,	01/01/2026	23	24
3.50	%,	04/01/2044		63	64		4.00	%,	01/01/2026	114	118
3.50	%,	10/01/2044		73	75		4.00	%,	01/01/2026	75	78
3.50	%,	10/01/2044		35	36		4.00	%,	03/01/2026	4	4
3.50	%,	10/01/2044		937	961		4.00	%,	03/01/2026	96	101
3.50	%,	10/01/2044		328	337		4.00	%,	03/01/2026	53	56
3.50	%,	11/01/2044		937	961		4.00	%,	05/01/2026	30	31
3.50	%,	12/01/2044		815	836		4.00	%,	06/01/2026	28	30
3.50	%,	12/01/2044		855	877		4.00	%,	07/01/2026	29	31
3.50	%,	12/01/2044		162	166		4.00	%,	08/01/2026	116	119
3.50	%,	01/01/2045		1,083	1,110		4.00	%,	09/01/2026	61	64
3.50	%,	02/01/2045		134	138		4.00	%,	04/01/2029	8	8
3.50	%,	04/01/2045		1,059	1,087		4.00	%,	10/01/2030	22	23
3.50	%,	05/01/2045		337	346		4.00	%,	12/01/2030	188	199
3.50	%,	05/01/2045		42	43		4.00	%,	02/01/2031	64	67
3.50	%,	07/01/2045		175	180		4.00	%,	07/01/2031	41	44
3.50	%,	07/01/2045		860	882		4.00	%,	10/01/2031	159	169
3.50	%,	08/01/2045		1,031	1,057		4.00	%,	11/01/2031	38	41
3.50	%,	08/01/2045		1,087	1,115		4.00	%,	12/01/2031	31	33
3.50	%,	09/01/2045		1,022	1,048		4.00	%,	01/01/2032	48	51
3.50	%,	09/01/2045		1,076	1,104		4.00	%,	09/01/2033	342	363
3.50	%,	09/01/2045		555	570		4.00	%,	01/01/2036	345	367
3.50	%,	11/01/2045		857	879		4.00	%,	02/01/2036	218	232
3.50	%,	11/01/2045		443	454		4.00	%,	03/01/2039	11	11
3.50	%,	11/01/2045		1,075	1,102		4.00	%,	08/01/2039	7	7
3.50	%,	11/01/2045		29	30		4.00	%,	08/01/2039	39	42
3.50	%,	12/01/2045		866	888		4.00	%,	10/01/2039	15	16
3.50	%,	12/01/2045		990	1,016		4.00	%,	10/01/2039	414	435
3.50	%,	01/01/2046		1,236	1,268		4.00	%,	11/01/2039	51	53
3.50	%,	02/01/2046		786	806		4.00	%,	12/01/2039	14	14
3.50	%,	02/01/2046		400	410		4.00	%,	02/01/2040	41	43
3.50	%,	02/01/2046		132	135		4.00	%,	05/01/2040	6	6
3.50	%,	03/01/2046		1,194	1,225		4.00	%,	05/01/2040	36	38
3.50	%,	03/01/2046		829	850		4.00	%,	08/01/2040	25	27
3.50	%,	03/01/2046		851	873		4.00	%,	10/01/2040	48	51
3.50	%,	03/01/2046		1,117	1,146		4.00	%,	10/01/2040	24	26
3.50	%,	04/01/2046		70	72		4.00	%,	10/01/2040	43	45
3.50	%,	06/01/2046		1,419	1,455		4.00	%,	10/01/2040	14	14
3.50	%,	06/01/2046		222	228		4.00	%,	10/01/2040	83	87
3.50	%,	09/01/2046		1,000	1,025		4.00	%,	10/01/2040	27	29
3.58	%,	01/01/2040	(a)	16	16		4.00	%,	10/01/2040	15	16
3.59	%,	08/01/2040	(a)	15	15		4.00	%,	11/01/2040	20	21
3.59	%,	05/01/2041	(a)	19	19		4.00	%,	12/01/2040	62	65
4.00	%,	08/01/2018		136	140		4.00	%,	12/01/2040	89	94
4.00	%,	09/01/2018		15	15		4.00	%,	12/01/2040	83	87
4.00	%,	09/01/2018		22	23		4.00	%,	12/01/2040	52	54
4.00	%,	09/01/2018		54	56		4.00	%,	12/01/2040	19	20
4.00	%,	05/01/2019		66	68		4.00	%,	01/01/2041	66	69
4.00	%,	07/01/2019		8	8		4.00	%,	01/01/2041	41	43
4.00	%,	03/01/2024		74	78		4.00	%,	01/01/2041	100	106
4.00	%,	05/01/2024		17	18		4.00	%,	01/01/2041	594	627
4.00	%,	05/01/2024		15	16		4.00	%,	02/01/2041	51	54
4.00	%,	06/01/2024		28	30		4.00	%,	02/01/2041	166	175
4.00	%,	07/01/2024		27	28		4.00	%,	02/01/2041	87	92
4.00	%,	09/01/2024		13	14		4.00	%,	02/01/2041	64	67
4.00	%,	10/01/2024		109	115		4.00	%,	02/01/2041	474	499
4.00	%,	11/01/2024		6	7		4.00	%,	02/01/2041	97	103
4.00	%,	01/01/2025		21	22		4.00	%,	03/01/2041	51	53
4.00	%,	03/01/2025		21	22		4.00	%,	03/01/2041	431	453
4.00	%,	04/01/2025		118	124		4.00	%,	03/01/2041	94	99
4.00	%,	04/01/2025		8	8		4.00	%,	04/01/2041	9	9
4.00	%,	05/01/2025		7	7		4.00	%,	09/01/2041	146	154
4.00	%,	05/01/2025		3	3		4.00	%,	09/01/2041	224	236
4.00	%,	05/01/2025		27	29		4.00	%,	09/01/2041	25	26
4.00	%,	05/01/2025		20	21		4.00	%,	10/01/2041	14	15
4.00	%,	05/01/2025		20	21		4.00	%,	10/01/2041	161	170
4.00	%,	06/01/2025		7	7		4.00	%,	10/01/2041	76	80
4.00	%,	06/01/2025		20	21		4.00	%,	11/01/2041	136	144

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT			Principal			U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)						Federal National Mortgage Association (FNMA) (continued)
4.00	%,	11/01/2041	$29	$31		4.00	%,	04/01/2046		$53	$56
4.00	%,	11/01/2041	11	11		4.00	%,	07/01/2046		1,256	1,321
4.00	%,	11/01/2041	92	97		4.00	%,	08/01/2046		42	45
4.00	%,	11/01/2041	65	68		4.00	%,	01/01/2047	(f)	13,175	13,851
4.00	%,	12/01/2041	229	241		4.50	%,	02/01/2018		7	7
4.00	%,	12/01/2041	87	91		4.50	%,	05/01/2018		109	112
4.00	%,	12/01/2041	128	135		4.50	%,	08/01/2018		83	86
4.00	%,	12/01/2041	85	90		4.50	%,	09/01/2018		129	132
4.00	%,	12/01/2041	82	87		4.50	%,	12/01/2018		87	89
4.00	%,	01/01/2042	86	91		4.50	%,	01/01/2019		1	1
4.00	%,	01/01/2042	29	31		4.50	%,	03/01/2019		49	50
4.00	%,	01/01/2042	109	115		4.50	%,	05/01/2019		19	20
4.00	%,	02/01/2042	63	67		4.50	%,	01/01/2020		111	114
4.00	%,	05/01/2042	608	641		4.50	%,	09/01/2020		4	4
4.00	%,	02/01/2043	117	124		4.50	%,	05/01/2022		12	12
4.00	%,	02/01/2043	226	239		4.50	%,	02/01/2024		4	4
4.00	%,	08/01/2043	155	163		4.50	%,	04/01/2024		2	2
4.00	%,	09/01/2043	28	30		4.50	%,	04/01/2024		1	1
4.00	%,	09/01/2043	123	129		4.50	%,	11/01/2024		11	12
4.00	%,	12/01/2043	246	259		4.50	%,	12/01/2024		17	18
4.00	%,	01/01/2044	667	705		4.50	%,	12/01/2024		29	31
4.00	%,	02/01/2044	55	58		4.50	%,	02/01/2025		35	36
4.00	%,	04/01/2044	776	816		4.50	%,	02/01/2025		29	30
4.00	%,	06/01/2044	648	683		4.50	%,	04/01/2025		4	5
4.00	%,	06/01/2044	430	452		4.50	%,	05/01/2025		30	32
4.00	%,	06/01/2044	122	128		4.50	%,	04/01/2026		45	48
4.00	%,	07/01/2044	600	631		4.50	%,	07/01/2029		3	4
4.00	%,	07/01/2044	849	893		4.50	%,	02/01/2030		20	21
4.00	%,	09/01/2044	300	315		4.50	%,	04/01/2030		7	7
4.00	%,	10/01/2044	319	336		4.50	%,	08/01/2030		138	149
4.00	%,	10/01/2044	433	456		4.50	%,	09/01/2030		111	120
4.00	%,	10/01/2044	423	445		4.50	%,	01/01/2031		23	25
4.00	%,	10/01/2044	200	210		4.50	%,	04/01/2031		13	14
4.00	%,	11/01/2044	425	448		4.50	%,	05/01/2031		21	22
4.00	%,	11/01/2044	201	212		4.50	%,	07/01/2031		83	89
4.00	%,	11/01/2044	124	130		4.50	%,	08/01/2031		43	47
4.00	%,	12/01/2044	547	575		4.50	%,	08/01/2033		2	2
4.00	%,	12/01/2044	95	100		4.50	%,	08/01/2033		20	22
4.00	%,	12/01/2044	114	120		4.50	%,	11/01/2033		55	59
4.00	%,	12/01/2044	597	628		4.50	%,	02/01/2035		174	188
4.00	%,	12/01/2044	129	136		4.50	%,	12/01/2035		144	156
4.00	%,	01/01/2045	51	53		4.50	%,	01/01/2036		2	2
4.00	%,	01/01/2045	50	52		4.50	%,	03/01/2036		6	7
4.00	%,	01/01/2045	306	321		4.50	%,	04/01/2038		28	30
4.00	%,	01/01/2045	18	19		4.50	%,	06/01/2038		30	33
4.00	%,	02/01/2045	783	824		4.50	%,	01/01/2039		6	6
4.00	%,	02/01/2045	334	352		4.50	%,	02/01/2039		16	17
4.00	%,	02/01/2045	301	316		4.50	%,	04/01/2039		12	13
4.00	%,	03/01/2045	34	36		4.50	%,	04/01/2039		72	79
4.00	%,	07/01/2045	684	719		4.50	%,	04/01/2039		55	60
4.00	%,	07/01/2045	465	489		4.50	%,	06/01/2039		17	18
4.00	%,	07/01/2045	47	49		4.50	%,	06/01/2039		29	32
4.00	%,	08/01/2045	65	68		4.50	%,	06/01/2039		58	63
4.00	%,	08/01/2045	16	16		4.50	%,	06/01/2039		89	97
4.00	%,	09/01/2045	793	834		4.50	%,	07/01/2039		34	36
4.00	%,	10/01/2045	794	835		4.50	%,	07/01/2039		49	53
4.00	%,	10/01/2045	171	180		4.50	%,	07/01/2039		72	78
4.00	%,	11/01/2045	25	26		4.50	%,	08/01/2039		37	40
4.00	%,	11/01/2045	153	161		4.50	%,	09/01/2039		32	35
4.00	%,	11/01/2045	478	503		4.50	%,	10/01/2039		62	67
4.00	%,	11/01/2045	969	1,020		4.50	%,	10/01/2039		97	104
4.00	%,	12/01/2045	229	240		4.50	%,	10/01/2039		24	26
4.00	%,	12/01/2045	349	367		4.50	%,	12/01/2039		24	26
4.00	%,	01/01/2046	745	784		4.50	%,	12/01/2039		48	53
4.00	%,	02/01/2046	1,000	1,052		4.50	%,	12/01/2039		20	22
4.00	%,	02/01/2046	149	157		4.50	%,	12/01/2039		117	127
4.00	%,	02/01/2046	200	210		4.50	%,	12/01/2039		70	76
4.00	%,	03/01/2046	175	184		4.50	%,	01/01/2040		133	144
4.00	%,	03/01/2046	624	656		4.50	%,	01/01/2040		96	104
4.00	%,	03/01/2046	351	369		4.50	%,	02/01/2040		67	73
4.00	%,	03/01/2046	380	400		4.50	%,	02/01/2040		39	42
4.00	%,	04/01/2046	723	761		4.50	%,	03/01/2040		43	47
						4.50	%,	04/01/2040		64	69

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal			U.S. GOVERNMENT & GOVERNMENT			Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)							Federal National Mortgage Association (FNMA) (continued)
4.50	%,	05/01/2040		$44	$48		4.50	%,	08/01/2044	$147	$158
4.50	%,	05/01/2040		167	181		4.50	%,	08/01/2044	446	480
4.50	%,	05/01/2040		38	42		4.50	%,	08/01/2044	60	65
4.50	%,	05/01/2040		104	112		4.50	%,	08/01/2044	159	171
4.50	%,	06/01/2040		28	30		4.50	%,	10/01/2044	28	30
4.50	%,	07/01/2040		39	42		4.50	%,	03/01/2046	136	146
4.50	%,	07/01/2040		2	2		4.50	%,	01/01/2047	154	166
4.50	%,	08/01/2040		89	96		5.00	%,	12/01/2017	1	1
4.50	%,	08/01/2040		300	323		5.00	%,	03/01/2018	70	72
4.50	%,	08/01/2040		170	184		5.00	%,	11/01/2018	1	1
4.50	%,	08/01/2040		52	57		5.00	%,	06/01/2019	13	13
4.50	%,	09/01/2040		26	28		5.00	%,	07/01/2019	39	40
4.50	%,	09/01/2040		22	24		5.00	%,	11/01/2020	94	99
4.50	%,	09/01/2040		35	38		5.00	%,	11/01/2021	5	5
4.50	%,	10/01/2040		127	137		5.00	%,	02/01/2023	12	12
4.50	%,	12/01/2040		25	27		5.00	%,	07/01/2023	1	1
4.50	%,	12/01/2040		415	446		5.00	%,	09/01/2023	61	65
4.50	%,	03/01/2041		182	196		5.00	%,	12/01/2023	5	5
4.50	%,	03/01/2041		52	57		5.00	%,	12/01/2023	8	9
4.50	%,	03/01/2041		32	35		5.00	%,	01/01/2024	10	10
4.50	%,	03/01/2041		56	60		5.00	%,	01/01/2024	31	32
4.50	%,	04/01/2041		44	48		5.00	%,	02/01/2024	104	111
4.50	%,	04/01/2041		9	10		5.00	%,	07/01/2024	9	10
4.50	%,	05/01/2041		58	63		5.00	%,	12/01/2024	47	49
4.50	%,	05/01/2041		171	184		5.00	%,	03/01/2028	240	263
4.50	%,	05/01/2041		102	110		5.00	%,	04/01/2029	15	16
4.50	%,	06/01/2041		134	145		5.00	%,	09/01/2029	177	193
4.50	%,	06/01/2041		108	117		5.00	%,	03/01/2030	26	29
4.50	%,	06/01/2041		35	37		5.00	%,	08/01/2030	33	36
4.50	%,	06/01/2041		186	201		5.00	%,	05/01/2033	12	13
4.50	%,	06/01/2041		52	56		5.00	%,	05/01/2033	17	19
4.50	%,	07/01/2041		70	76		5.00	%,	07/01/2033	80	88
4.50	%,	07/01/2041		52	56		5.00	%,	08/01/2033	4	4
4.50	%,	07/01/2041		45	48		5.00	%,	09/01/2033	37	40
4.50	%,	08/01/2041		65	70		5.00	%,	09/01/2033	142	154
4.50	%,	09/01/2041		98	106		5.00	%,	11/01/2033	48	53
4.50	%,	09/01/2041		68	74		5.00	%,	02/01/2034	6	7
4.50	%,	09/01/2041		347	375		5.00	%,	03/01/2034	8	9
4.50	%,	10/01/2041		69	74		5.00	%,	05/01/2034	63	69
4.50	%,	11/01/2041		73	79		5.00	%,	02/01/2035	56	62
4.50	%,	11/01/2041		73	78		5.00	%,	03/01/2035	8	8
4.50	%,	11/01/2041		66	71		5.00	%,	04/01/2035	9	9
4.50	%,	11/01/2041		83	90		5.00	%,	06/01/2035	108	118
4.50	%,	12/01/2041		84	91		5.00	%,	07/01/2035	50	55
4.50	%,	01/01/2042	(f)	400	430		5.00	%,	07/01/2035	203	221
4.50	%,	04/01/2042		33	36		5.00	%,	07/01/2035	5	5
4.50	%,	09/01/2042		120	129		5.00	%,	07/01/2035	13	14
4.50	%,	09/01/2043		227	244		5.00	%,	07/01/2035	137	150
4.50	%,	09/01/2043		584	628		5.00	%,	09/01/2035	8	9
4.50	%,	09/01/2043		429	463		5.00	%,	10/01/2035	25	27
4.50	%,	10/01/2043		622	669		5.00	%,	01/01/2036	46	50
4.50	%,	11/01/2043		19	20		5.00	%,	03/01/2036	45	49
4.50	%,	12/01/2043		26	28		5.00	%,	03/01/2036	29	32
4.50	%,	12/01/2043		206	221		5.00	%,	04/01/2036	2	2
4.50	%,	01/01/2044		835	898		5.00	%,	05/01/2036	1	1
4.50	%,	03/01/2044		371	400		5.00	%,	06/01/2036	75	82
4.50	%,	03/01/2044		248	267		5.00	%,	07/01/2036	61	67
4.50	%,	04/01/2044		53	57		5.00	%,	04/01/2037	535	583
4.50	%,	04/01/2044		141	151		5.00	%,	07/01/2037	17	19
4.50	%,	05/01/2044		143	154		5.00	%,	02/01/2038	116	126
4.50	%,	05/01/2044		1,124	1,209		5.00	%,	04/01/2038	41	45
4.50	%,	05/01/2044		224	241		5.00	%,	05/01/2038	1	1
4.50	%,	05/01/2044		317	341		5.00	%,	06/01/2038	5	6
4.50	%,	05/01/2044		333	358		5.00	%,	12/01/2038	9	10
4.50	%,	06/01/2044		584	628		5.00	%,	01/01/2039	526	573
4.50	%,	06/01/2044		708	762		5.00	%,	01/01/2039	36	40
4.50	%,	06/01/2044		436	469		5.00	%,	02/01/2039	41	45
4.50	%,	06/01/2044		352	380		5.00	%,	03/01/2039	24	26
4.50	%,	06/01/2044		284	306		5.00	%,	03/01/2039	2	2
4.50	%,	07/01/2044		282	304		5.00	%,	04/01/2039	46	50
4.50	%,	07/01/2044		13	14		5.00	%,	04/01/2039	36	40
4.50	%,	07/01/2044		517	556		5.00	%,	04/01/2039	19	20
							5.00	%,	06/01/2039	102	111

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal			U.S. GOVERNMENT & GOVERNMENT			Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)
Federal National Mortgage Association (FNMA) (continued)							Federal National Mortgage Association (FNMA) (continued)
5.00	%,	07/01/2039		$234	$255		5.50	%,	04/01/2035	$19	$22
5.00	%,	07/01/2039		57	63		5.50	%,	04/01/2035	1	1
5.00	%,	07/01/2039		219	239		5.50	%,	08/01/2035	5	6
5.00	%,	10/01/2039		43	47		5.50	%,	09/01/2035	2	2
5.00	%,	12/01/2039		92	101		5.50	%,	10/01/2035	4	4
5.00	%,	12/01/2039		37	41		5.50	%,	10/01/2035	6	7
5.00	%,	01/01/2040		78	86		5.50	%,	11/01/2035	276	310
5.00	%,	02/01/2040		106	118		5.50	%,	12/01/2035	12	14
5.00	%,	05/01/2040		25	27		5.50	%,	01/01/2036	4	5
5.00	%,	05/01/2040		179	195		5.50	%,	02/01/2036	40	45
5.00	%,	06/01/2040		58	63		5.50	%,	04/01/2036	2	2
5.00	%,	06/01/2040		12	14		5.50	%,	04/01/2036	39	44
5.00	%,	06/01/2040		70	78		5.50	%,	05/01/2036	167	187
5.00	%,	08/01/2040		108	118		5.50	%,	07/01/2036	20	22
5.00	%,	08/01/2040		35	38		5.50	%,	08/01/2036	54	60
5.00	%,	08/01/2040		24	26		5.50	%,	09/01/2036	23	26
5.00	%,	09/01/2040		12	13		5.50	%,	09/01/2036	56	63
5.00	%,	11/01/2040		42	46		5.50	%,	10/01/2036	57	63
5.00	%,	02/01/2041		470	514		5.50	%,	11/01/2036	13	14
5.00	%,	02/01/2041		312	341		5.50	%,	11/01/2036	18	21
5.00	%,	04/01/2041		31	33		5.50	%,	11/01/2036	7	8
5.00	%,	05/01/2041		43	48		5.50	%,	01/01/2037	19	21
5.00	%,	05/01/2041		45	50		5.50	%,	02/01/2037	37	41
5.00	%,	05/01/2041		15	16		5.50	%,	03/01/2037	123	137
5.00	%,	05/01/2041		43	47		5.50	%,	05/01/2037	549	613
5.00	%,	07/01/2041		358	391		5.50	%,	05/01/2037	1	2
5.00	%,	07/01/2041		9	10		5.50	%,	05/01/2037	17	19
5.00	%,	05/01/2042		662	725		5.50	%,	05/01/2037	167	186
5.00	%,	02/01/2043	(f)	200	218		5.50	%,	06/01/2037	48	53
5.00	%,	09/01/2043		549	598		5.50	%,	07/01/2037	6	7
5.00	%,	10/01/2043		200	218		5.50	%,	07/01/2037	2	3
5.00	%,	11/01/2043		500	544		5.50	%,	08/01/2037	197	221
5.00	%,	12/01/2043		466	507		5.50	%,	08/01/2037	254	284
5.00	%,	01/01/2044		116	126		5.50	%,	08/01/2037	202	227
5.00	%,	01/01/2044		150	164		5.50	%,	01/01/2038	7	8
5.00	%,	03/01/2044		305	332		5.50	%,	01/01/2038	7	8
5.00	%,	03/01/2044		486	529		5.50	%,	02/01/2038	20	22
5.00	%,	05/01/2044		272	297		5.50	%,	02/01/2038	28	31
5.00	%,	07/01/2044		214	233		5.50	%,	02/01/2038	53	59
5.00	%,	08/01/2044		221	241		5.50	%,	03/01/2038	14	15
5.00	%,	11/01/2044		485	528		5.50	%,	03/01/2038	25	29
5.00	%,	01/01/2047	(f)	1,100	1,198		5.50	%,	03/01/2038	16	18
5.50	%,	02/01/2018		9	10		5.50	%,	03/01/2038	79	88
5.50	%,	12/01/2018		7	7		5.50	%,	05/01/2038	26	29
5.50	%,	08/01/2019		15	16		5.50	%,	05/01/2038	453	506
5.50	%,	12/01/2019		1	1		5.50	%,	05/01/2038	7	8
5.50	%,	01/01/2021		2	2		5.50	%,	06/01/2038	18	20
5.50	%,	05/01/2021		5	5		5.50	%,	06/01/2038	1	2
5.50	%,	10/01/2021		2	2		5.50	%,	06/01/2038	181	202
5.50	%,	11/01/2022		7	7		5.50	%,	06/01/2038	2	3
5.50	%,	11/01/2022		11	11		5.50	%,	06/01/2038	213	236
5.50	%,	02/01/2023		10	11		5.50	%,	07/01/2038	14	15
5.50	%,	03/01/2023		9	9		5.50	%,	07/01/2038	11	12
5.50	%,	04/01/2023		10	11		5.50	%,	08/01/2038	202	225
5.50	%,	07/01/2023		9	10		5.50	%,	11/01/2038	7	8
5.50	%,	09/01/2023		10	10		5.50	%,	11/01/2038	205	229
5.50	%,	12/01/2023		5	6		5.50	%,	11/01/2038	5	6
5.50	%,	05/01/2025		9	9		5.50	%,	11/01/2038	10	11
5.50	%,	06/01/2028		9	10		5.50	%,	11/01/2038	7	8
5.50	%,	09/01/2028		3	3		5.50	%,	11/01/2038	104	117
5.50	%,	01/01/2029		6	7		5.50	%,	12/01/2038	15	17
5.50	%,	12/01/2029		29	32		5.50	%,	12/01/2038	21	23
5.50	%,	06/01/2033		12	14		5.50	%,	12/01/2038	11	12
5.50	%,	04/01/2034		32	36		5.50	%,	01/01/2039	13	15
5.50	%,	04/01/2034		60	67		5.50	%,	04/01/2039	6	7
5.50	%,	04/01/2034		44	50		5.50	%,	06/01/2039	211	236
5.50	%,	05/01/2034		39	44		5.50	%,	07/01/2039	48	53
5.50	%,	06/01/2034		3	3		5.50	%,	09/01/2039	36	40
5.50	%,	11/01/2034		34	39		5.50	%,	10/01/2039	12	13
5.50	%,	01/01/2035		8	9		5.50	%,	12/01/2039	67	76
5.50	%,	01/01/2035		34	38		5.50	%,	12/01/2039	24	27
5.50	%,	03/01/2035		14	16		5.50	%,	05/01/2040	118	132
							5.50	%,	06/01/2040	8	9

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT			Principal			U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)						Federal National Mortgage Association (FNMA) (continued)
5.50	%,	07/01/2040	$32	$36		6.50	%,	10/01/2039		$12	$13
5.50	%,	07/01/2041	168	187		7.00	%,	12/01/2037		17	21
5.50	%,	09/01/2041	68	76		7.00	%,	12/01/2037		7	8
5.50	%,	09/01/2041	49	55		7.50	%,	05/01/2031		10	12
6.00	%,	06/01/2017	2	2							$265,683
6.00	%,	05/01/2024	1	1		Government National Mortgage Association (GNMA) - 8.12%
6.00	%,	12/01/2032	20	23		1.88	%,	07/20/2040		13	13
6.00	%,	01/01/2033	5	5		2.50	%,	08/20/2027		101	103
6.00	%,	10/01/2033	7	7		2.50	%,	09/20/2027		209	211
6.00	%,	12/01/2033	15	17		2.50	%,	01/20/2028		250	253
6.00	%,	10/01/2034	21	24		2.50	%,	03/20/2028		184	186
6.00	%,	12/01/2034	9	10		2.50	%,	04/20/2028		188	191
6.00	%,	01/01/2035	50	57		2.50	%,	07/20/2028		184	186
6.00	%,	07/01/2035	93	107		2.50	%,	11/20/2030		85	86
6.00	%,	07/01/2035	39	44		2.50	%,	02/20/2042	(a)	60	62
6.00	%,	10/01/2035	38	44		2.50	%,	01/20/2043	(a)	89	92
6.00	%,	05/01/2036	6	6		2.50	%,	03/15/2043		225	218
6.00	%,	05/01/2036	3	3		2.50	%,	07/20/2043		291	283
6.00	%,	05/01/2036	1	1		2.50	%,	11/20/2043	(a)	311	317
6.00	%,	06/01/2036	24	27		2.50	%,	01/01/2044		950	922
6.00	%,	02/01/2037	3	4		2.50	%,	06/20/2045		179	174
6.00	%,	02/01/2037	33	37		2.50	%,	01/01/2046	(f)	250	243
6.00	%,	03/01/2037	25	28		2.50	%,	11/20/2046		100	97
6.00	%,	03/01/2037	61	69		3.00	%,	04/15/2027		106	109
6.00	%,	06/01/2037	12	14		3.00	%,	04/20/2027		183	188
6.00	%,	07/01/2037	4	5		3.00	%,	09/20/2027		188	194
6.00	%,	09/01/2037	31	35		3.00	%,	11/20/2027		97	100
6.00	%,	10/01/2037	3	4		3.00	%,	09/20/2028		113	116
6.00	%,	11/01/2037	5	6		3.00	%,	10/20/2028		167	173
6.00	%,	11/01/2037	1	1		3.00	%,	11/20/2028		68	70
6.00	%,	11/01/2037	5	6		3.00	%,	01/20/2029		53	54
6.00	%,	12/01/2037	10	12		3.00	%,	05/20/2029		210	217
6.00	%,	01/01/2038	13	14		3.00	%,	07/20/2030		423	437
6.00	%,	01/01/2038	193	219		3.00	%,	01/20/2031		255	264
6.00	%,	01/01/2038	8	9		3.00	%,	07/20/2041	(a)	20	21
6.00	%,	02/01/2038	6	7		3.00	%,	02/20/2042	(a)	60	62
6.00	%,	03/01/2038	71	81		3.00	%,	04/15/2042		24	25
6.00	%,	03/01/2038	11	13		3.00	%,	04/20/2042	(a)	188	195
6.00	%,	05/01/2038	5	6		3.00	%,	07/20/2042	(a)	251	259
6.00	%,	05/01/2038	9	10		3.00	%,	08/20/2042		14	14
6.00	%,	08/01/2038	12	13		3.00	%,	09/20/2042		295	300
6.00	%,	09/01/2038	50	57		3.00	%,	10/15/2042		315	320
6.00	%,	10/01/2038	33	37		3.00	%,	12/20/2042		588	598
6.00	%,	11/01/2038	64	72		3.00	%,	01/01/2043		23,575	23,870
6.00	%,	12/01/2038	6	7		3.00	%,	01/20/2043		834	848
6.00	%,	10/01/2039	16	18		3.00	%,	03/20/2043		357	362
6.00	%,	10/01/2039	15	17		3.00	%,	03/20/2043		1,122	1,141
6.00	%,	04/01/2040	35	39		3.00	%,	04/15/2043		68	69
6.00	%,	09/01/2040	10	12		3.00	%,	04/20/2043		868	883
6.00	%,	10/01/2040	17	19		3.00	%,	05/15/2043		25	25
6.00	%,	10/01/2040	39	44		3.00	%,	05/15/2043		21	21
6.00	%,	05/01/2041	360	408		3.00	%,	05/15/2043		53	54
6.50	%,	12/01/2031	1	1		3.00	%,	06/15/2043		537	545
6.50	%,	03/01/2032	3	3		3.00	%,	06/20/2043		326	332
6.50	%,	07/01/2032	7	8		3.00	%,	07/15/2043		172	174
6.50	%,	11/01/2033	10	12		3.00	%,	08/15/2043		405	410
6.50	%,	08/01/2034	20	23		3.00	%,	08/15/2043		334	339
6.50	%,	09/01/2034	16	19		3.00	%,	08/20/2043		152	155
6.50	%,	10/01/2034	5	6		3.00	%,	09/20/2043		561	570
6.50	%,	07/01/2037	8	9		3.00	%,	10/20/2043		278	282
6.50	%,	07/01/2037	11	14		3.00	%,	11/20/2043		210	214
6.50	%,	08/01/2037	3	3		3.00	%,	03/20/2044		425	432
6.50	%,	10/01/2037	53	62		3.00	%,	05/15/2044		50	50
6.50	%,	01/01/2038	8	9		3.00	%,	08/20/2044		1,744	1,774
6.50	%,	01/01/2038	190	222		3.00	%,	11/15/2044		339	344
6.50	%,	02/01/2038	9	11		3.00	%,	11/20/2044		681	691
6.50	%,	02/01/2038	10	12		3.00	%,	12/20/2044		828	840
6.50	%,	03/01/2038	48	57		3.00	%,	02/15/2045		364	369
6.50	%,	03/01/2038	3	4		3.00	%,	03/15/2045		370	375
6.50	%,	05/01/2038	134	153		3.00	%,	04/20/2045		79	80
6.50	%,	05/01/2038	14	17		3.00	%,	05/20/2045		724	734
6.50	%,	09/01/2038	6	6		3.00	%,	07/15/2045		330	334
						3.00	%,	07/20/2045		2,188	2,219

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT			Principal		U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)			Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)					Government National Mortgage Association (GNMA) (continued)
3.00	%,	08/15/2045	$268	$272	3.50	%,	02/20/2046		$181	$188
3.00	%,	08/20/2045	628	637	3.50	%,	03/20/2046		1,535	1,598
3.00	%,	11/20/2045	799	810	3.50	%,	04/20/2046		1,338	1,393
3.00	%,	12/20/2045	1,158	1,174	3.50	%,	07/15/2046		200	208
3.00	%,	02/20/2046	366	372	3.50	%,	07/20/2046		962	1,001
3.00	%,	03/20/2046	919	931	3.50	%,	08/20/2046		1,478	1,538
3.00	%,	05/20/2046	375	380	3.50	%,	01/01/2047		29,475	30,640
3.00	%,	06/20/2046	474	481	3.50	%,	02/01/2047		1,100	1,142
3.00	%,	07/20/2046	482	488	4.00	%,	07/15/2024		78	82
3.00	%,	11/20/2046	499	506	4.00	%,	08/15/2024		21	22
3.00	%,	02/01/2047	3,400	3,437	4.00	%,	12/15/2024		17	18
3.50	%,	12/15/2025	13	14	4.00	%,	11/15/2025		13	13
3.50	%,	02/15/2026	46	48	4.00	%,	05/15/2026		19	19
3.50	%,	05/15/2026	19	20	4.00	%,	06/15/2039		10	11
3.50	%,	03/20/2027	46	48	4.00	%,	07/20/2040		41	44
3.50	%,	04/20/2027	73	77	4.00	%,	08/15/2040		169	180
3.50	%,	09/20/2028	147	155	4.00	%,	08/15/2040		36	39
3.50	%,	01/20/2041	67	70	4.00	%,	09/15/2040		33	35
3.50	%,	11/15/2041	51	53	4.00	%,	09/15/2040		8	8
3.50	%,	11/20/2041	21	22	4.00	%,	09/15/2040		66	71
3.50	%,	01/15/2042	61	63	4.00	%,	10/15/2040		57	61
3.50	%,	01/20/2042	99	103	4.00	%,	11/15/2040		39	42
3.50	%,	02/15/2042	101	105	4.00	%,	11/15/2040		8	8
3.50	%,	02/15/2042	351	369	4.00	%,	11/20/2040		33	36
3.50	%,	02/20/2042	94	98	4.00	%,	12/20/2040		65	70
3.50	%,	03/15/2042	81	85	4.00	%,	01/15/2041		58	62
3.50	%,	03/15/2042	88	92	4.00	%,	01/15/2041		111	118
3.50	%,	03/20/2042	107	112	4.00	%,	01/15/2041		37	39
3.50	%,	04/15/2042	190	198	4.00	%,	01/20/2041		107	114
3.50	%,	04/15/2042	541	564	4.00	%,	05/15/2041		65	69
3.50	%,	04/20/2042	217	227	4.00	%,	05/15/2041		29	31
3.50	%,	05/15/2042	7	8	4.00	%,	07/20/2041		36	39
3.50	%,	05/15/2042	127	132	4.00	%,	08/15/2041		158	168
3.50	%,	05/20/2042	758	791	4.00	%,	08/15/2041		30	32
3.50	%,	06/20/2042	459	480	4.00	%,	08/15/2041		54	58
3.50	%,	08/15/2042	96	100	4.00	%,	09/15/2041		118	126
3.50	%,	08/20/2042	349	364	4.00	%,	09/15/2041		93	99
3.50	%,	10/20/2042	1,049	1,096	4.00	%,	09/15/2041		47	50
3.50	%,	01/15/2043	600	626	4.00	%,	09/15/2041		40	43
3.50	%,	01/15/2043	382	398	4.00	%,	09/20/2041		181	193
3.50	%,	01/20/2043	523	546	4.00	%,	10/15/2041		41	44
3.50	%,	02/20/2043	562	587	4.00	%,	10/15/2041		64	68
3.50	%,	03/20/2043	505	527	4.00	%,	11/15/2041		202	215
3.50	%,	04/15/2043	159	166	4.00	%,	11/20/2041		65	69
3.50	%,	04/15/2043	89	93	4.00	%,	12/15/2041		67	72
3.50	%,	04/20/2043	520	543	4.00	%,	12/15/2041		9	9
3.50	%,	06/15/2043	83	86	4.00	%,	12/20/2041		62	66
3.50	%,	06/15/2043	65	68	4.00	%,	01/01/2042	(f)	300	319
3.50	%,	07/20/2043	1,069	1,116	4.00	%,	01/15/2042		78	83
3.50	%,	08/15/2043	201	209	4.00	%,	01/15/2042		21	23
3.50	%,	08/20/2043	284	296	4.00	%,	01/20/2042		340	362
3.50	%,	09/20/2043	978	1,021	4.00	%,	02/20/2042		270	288
3.50	%,	01/20/2044	14	15	4.00	%,	03/15/2042		133	142
3.50	%,	02/20/2044	117	122	4.00	%,	03/15/2042		200	213
3.50	%,	04/20/2044	502	523	4.00	%,	03/20/2042		322	343
3.50	%,	07/20/2044	1,387	1,445	4.00	%,	04/20/2042		287	306
3.50	%,	08/20/2044	1,416	1,475	4.00	%,	05/15/2042		468	498
3.50	%,	09/15/2044	179	187	4.00	%,	05/20/2042		27	29
3.50	%,	09/20/2044	524	546	4.00	%,	07/20/2042		641	684
3.50	%,	10/20/2044	577	600	4.00	%,	06/20/2043		85	91
3.50	%,	11/20/2044	634	661	4.00	%,	08/15/2043		17	18
3.50	%,	12/20/2044	719	749	4.00	%,	09/15/2043		308	328
3.50	%,	02/20/2045	720	749	4.00	%,	09/20/2043		123	131
3.50	%,	05/20/2045	1,020	1,062	4.00	%,	10/20/2043		186	198
3.50	%,	06/20/2045	201	209	4.00	%,	11/20/2043		433	460
3.50	%,	07/20/2045	1,127	1,173	4.00	%,	02/20/2044		1,019	1,085
3.50	%,	08/20/2045	636	661	4.00	%,	03/15/2044		386	410
3.50	%,	09/20/2045	339	352	4.00	%,	04/20/2044		492	523
3.50	%,	10/20/2045	82	85	4.00	%,	05/20/2044		669	711
3.50	%,	11/20/2045	2,032	2,115	4.00	%,	06/20/2044		496	527
3.50	%,	12/20/2045	1,255	1,306	4.00	%,	07/20/2044		1,981	2,106
3.50	%,	01/20/2046	1,587	1,651	4.00	%,	08/20/2044		1,385	1,472
					4.00	%,	09/20/2044		1,250	1,328

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT			Principal			U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)						Government National Mortgage Association (GNMA) (continued)
4.00	%,	10/20/2044	$1,685	$1,791		4.50	%,	02/20/2041		$69	$76
4.00	%,	11/20/2044	782	831		4.50	%,	03/15/2041		23	25
4.00	%,	12/20/2044	1,352	1,437		4.50	%,	03/15/2041		123	133
4.00	%,	01/15/2045	97	103		4.50	%,	03/20/2041		56	62
4.00	%,	01/20/2045	1,127	1,198		4.50	%,	03/20/2041		32	34
4.00	%,	03/15/2045	81	87		4.50	%,	04/15/2041		52	56
4.00	%,	04/15/2045	67	71		4.50	%,	04/15/2041		21	23
4.00	%,	04/20/2045	727	772		4.50	%,	04/20/2041		60	64
4.00	%,	05/15/2045	452	480		4.50	%,	05/15/2041		37	41
4.00	%,	07/15/2045	199	212		4.50	%,	05/15/2041		46	50
4.00	%,	07/20/2045	306	325		4.50	%,	06/15/2041		109	118
4.00	%,	08/15/2045	80	85		4.50	%,	06/20/2041		196	211
4.00	%,	08/20/2045	883	939		4.50	%,	07/15/2041		232	252
4.00	%,	09/20/2045	1,269	1,348		4.50	%,	07/15/2041		80	87
4.00	%,	10/20/2045	662	704		4.50	%,	07/15/2041		23	25
4.00	%,	11/20/2045	233	248		4.50	%,	07/20/2041		15	17
4.00	%,	12/20/2045	565	601		4.50	%,	07/20/2041		380	409
4.00	%,	01/20/2046	368	391		4.50	%,	08/15/2041		147	159
4.00	%,	02/20/2046	554	589		4.50	%,	08/20/2041		142	153
4.00	%,	04/20/2046	925	983		4.50	%,	09/20/2041		35	38
4.00	%,	05/20/2046	475	505		4.50	%,	11/20/2041		521	563
4.00	%,	01/01/2047	825	876		4.50	%,	12/20/2041		35	38
4.50	%,	04/20/2026	12	13		4.50	%,	01/20/2042		257	277
4.50	%,	11/20/2033	8	8		4.50	%,	02/01/2042	(f)	400	433
4.50	%,	02/15/2039	223	242		4.50	%,	02/20/2042		134	145
4.50	%,	03/15/2039	45	49		4.50	%,	03/20/2042		34	36
4.50	%,	03/15/2039	23	25		4.50	%,	04/20/2042		62	67
4.50	%,	03/15/2039	34	38		4.50	%,	05/20/2042		73	79
4.50	%,	03/15/2039	90	98		4.50	%,	05/20/2043		329	355
4.50	%,	03/20/2039	49	53		4.50	%,	06/20/2043		286	308
4.50	%,	04/15/2039	37	40		4.50	%,	08/20/2043		49	53
4.50	%,	04/15/2039	70	76		4.50	%,	09/20/2043		148	158
4.50	%,	04/15/2039	84	90		4.50	%,	10/20/2043		285	305
4.50	%,	05/15/2039	11	12		4.50	%,	11/20/2043		891	952
4.50	%,	05/15/2039	104	113		4.50	%,	03/20/2044		1,193	1,288
4.50	%,	05/15/2039	242	262		4.50	%,	04/20/2044		54	57
4.50	%,	05/15/2039	79	88		4.50	%,	05/20/2044		891	952
4.50	%,	05/15/2039	13	14		4.50	%,	07/20/2044		449	480
4.50	%,	06/15/2039	90	98		4.50	%,	09/20/2044		29	31
4.50	%,	07/15/2039	20	22		4.50	%,	10/20/2044		67	71
4.50	%,	08/15/2039	97	107		4.50	%,	11/20/2044		132	141
4.50	%,	09/15/2039	3	3		4.50	%,	12/20/2044		208	222
4.50	%,	11/15/2039	344	382		4.50	%,	02/20/2045		543	581
4.50	%,	11/15/2039	20	22		4.50	%,	03/20/2045		250	267
4.50	%,	12/15/2039	80	88		4.50	%,	04/20/2045		305	326
4.50	%,	01/15/2040	93	101		4.50	%,	10/20/2045		165	176
4.50	%,	02/15/2040	20	22		4.50	%,	12/20/2045		140	150
4.50	%,	02/15/2040	40	44		4.50	%,	06/20/2046		390	417
4.50	%,	02/15/2040	11	12		5.00	%,	08/15/2033		56	62
4.50	%,	02/15/2040	16	17		5.00	%,	02/15/2034		68	75
4.50	%,	02/15/2040	20	21		5.00	%,	07/15/2035		173	191
4.50	%,	02/15/2040	13	15		5.00	%,	08/15/2035		41	45
4.50	%,	03/15/2040	14	15		5.00	%,	04/20/2037		5	5
4.50	%,	04/15/2040	682	739		5.00	%,	04/20/2038		355	396
4.50	%,	05/15/2040	28	30		5.00	%,	05/15/2038		79	87
4.50	%,	06/15/2040	22	23		5.00	%,	06/20/2038		34	38
4.50	%,	06/15/2040	29	32		5.00	%,	08/15/2038		167	184
4.50	%,	07/15/2040	32	34		5.00	%,	10/15/2038		20	22
4.50	%,	07/15/2040	492	536		5.00	%,	01/15/2039		130	143
4.50	%,	07/15/2040	24	26		5.00	%,	01/15/2039		110	121
4.50	%,	08/15/2040	50	54		5.00	%,	02/15/2039		115	127
4.50	%,	08/15/2040	57	62		5.00	%,	02/15/2039		116	127
4.50	%,	08/15/2040	146	158		5.00	%,	04/15/2039		125	137
4.50	%,	08/15/2040	40	44		5.00	%,	05/15/2039		11	13
4.50	%,	08/15/2040	40	43		5.00	%,	06/15/2039		37	41
4.50	%,	09/15/2040	49	53		5.00	%,	06/15/2039		55	62
4.50	%,	09/15/2040	47	51		5.00	%,	06/20/2039		43	47
4.50	%,	10/15/2040	58	63		5.00	%,	07/15/2039		31	35
4.50	%,	12/15/2040	26	28		5.00	%,	07/15/2039		35	39
4.50	%,	01/20/2041	68	76		5.00	%,	07/15/2039		62	69
4.50	%,	01/20/2041	51	55		5.00	%,	07/15/2039		24	27
4.50	%,	02/20/2041	58	62		5.00	%,	08/15/2039		40	45
						5.00	%,	09/15/2039		37	41

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT			Principal		U.S. GOVERNMENT & GOVERNMENT			Principal
AGENCY OBLIGATIONS (continued)			Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)			Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)					Government National Mortgage Association (GNMA) (continued)
5.00	%,	09/15/2039	$14	$16	5.50	%,	05/15/2039	$4	$5
5.00	%,	09/15/2039	42	46	5.50	%,	12/15/2039	23	26
5.00	%,	09/15/2039	28	30	5.50	%,	01/15/2040	190	213
5.00	%,	09/15/2039	38	42	5.50	%,	03/15/2040	82	92
5.00	%,	11/15/2039	56	62	5.50	%,	04/15/2040	208	235
5.00	%,	12/15/2039	63	70	5.50	%,	06/20/2040	100	111
5.00	%,	02/15/2040	44	48	5.50	%,	07/20/2040	28	31
5.00	%,	02/15/2040	60	67	5.50	%,	11/15/2040	24	27
5.00	%,	02/15/2040	55	62	5.50	%,	12/20/2040	21	24
5.00	%,	04/15/2040	34	38	5.50	%,	01/20/2041	346	386
5.00	%,	05/15/2040	42	46	5.50	%,	04/20/2041	62	70
5.00	%,	05/15/2040	17	19	5.50	%,	10/20/2041	52	58
5.00	%,	05/20/2040	12	13	5.50	%,	11/20/2041	59	66
5.00	%,	06/15/2040	54	60	5.50	%,	10/20/2042	162	182
5.00	%,	06/15/2040	33	36	5.50	%,	11/20/2042	155	175
5.00	%,	06/15/2040	5	6	5.50	%,	06/20/2043	164	181
5.00	%,	06/15/2040	77	85	5.50	%,	09/20/2043	215	240
5.00	%,	06/20/2040	54	60	6.00	%,	07/15/2032	1	1
5.00	%,	07/15/2040	27	30	6.00	%,	12/15/2032	2	2
5.00	%,	07/20/2040	54	60	6.00	%,	10/15/2034	26	30
5.00	%,	01/20/2041	31	34	6.00	%,	04/15/2035	18	21
5.00	%,	02/20/2041	68	75	6.00	%,	04/15/2036	14	16
5.00	%,	04/15/2041	332	367	6.00	%,	06/15/2036	22	25
5.00	%,	05/20/2041	60	66	6.00	%,	04/15/2037	39	45
5.00	%,	06/20/2041	16	18	6.00	%,	05/15/2037	34	39
5.00	%,	07/20/2041	25	28	6.00	%,	10/20/2037	54	62
5.00	%,	08/20/2041	173	190	6.00	%,	11/20/2037	20	23
5.00	%,	10/20/2041	22	24	6.00	%,	01/15/2038	16	18
5.00	%,	11/20/2041	63	70	6.00	%,	08/15/2038	14	16
5.00	%,	12/20/2041	48	53	6.00	%,	01/15/2039	119	135
5.00	%,	02/20/2042	232	256	6.00	%,	09/15/2039	41	46
5.00	%,	03/20/2042	48	54	6.00	%,	09/15/2039	57	65
5.00	%,	04/20/2042	516	562	6.00	%,	11/15/2039	91	103
5.00	%,	12/20/2042	427	460	6.00	%,	01/20/2042	52	59
5.00	%,	01/20/2043	82	88	6.50	%,	10/20/2028	1	1
5.00	%,	05/20/2043	100	108	6.50	%,	05/20/2029	1	1
5.00	%,	07/20/2043	248	268	6.50	%,	05/20/2032	6	7
5.00	%,	11/20/2043	286	308	6.50	%,	05/15/2037	37	43
5.00	%,	01/20/2044	185	199	6.50	%,	08/20/2038	17	20
5.00	%,	02/20/2044	265	285	6.50	%,	09/15/2038	10	11
5.00	%,	03/20/2044	182	196	7.00	%,	03/15/2029	2	2
5.00	%,	05/20/2044	80	86	7.00	%,	07/15/2031	1	1
5.00	%,	07/20/2044	154	166					$177,450
5.00	%,	08/20/2044	73	78	U.S. Treasury - 36.46%
5.00	%,	12/20/2044	120	129	0.63	%,	04/30/2018	4,980	4,956
5.00	%,	04/20/2046	497	535	0.63	%,	06/30/2018	2,810	2,792
5.00	%,	01/01/2047	250	268	0.75	%,	01/31/2018	750	748
5.50	%,	01/15/2024	8	9	0.75	%,	02/28/2018	6,000	5,986
5.50	%,	11/15/2033	30	34	0.75	%,	03/31/2018	3,385	3,375
5.50	%,	03/15/2034	9	10	0.75	%,	04/15/2018	1,855	1,849
5.50	%,	04/15/2034	11	12	0.75	%,	04/30/2018	2,795	2,786
5.50	%,	07/15/2034	8	9	0.75	%,	07/31/2018	2,810	2,795
5.50	%,	11/15/2034	34	39	0.75	%,	08/31/2018	2,820	2,803
5.50	%,	02/15/2035	19	21	0.75	%,	09/30/2018	2,825	2,806
5.50	%,	03/15/2036	9	11	0.75	%,	10/31/2018	3,000	2,978
5.50	%,	04/15/2036	15	17	0.75	%,	02/15/2019	3,960	3,921
5.50	%,	12/15/2036	13	15	0.75	%,	07/15/2019	2,595	2,557
5.50	%,	04/15/2037	40	45	0.75	%,	08/15/2019	2,600	2,560
5.50	%,	05/15/2038	15	17	0.88	%,	03/31/2018	5,750	5,743
5.50	%,	06/15/2038	23	26	0.88	%,	05/31/2018	3,000	2,994
5.50	%,	08/15/2038	134	149	0.88	%,	07/15/2018	3,426	3,415
5.50	%,	08/15/2038	59	66	0.88	%,	10/15/2018	5,130	5,105
5.50	%,	09/15/2038	52	58	0.88	%,	04/15/2019	3,080	3,052
5.50	%,	10/20/2038	42	47	0.88	%,	05/15/2019	3,735	3,699
5.50	%,	11/15/2038	14	16	0.88	%,	06/15/2019	2,595	2,568
5.50	%,	12/20/2038	17	19	0.88	%,	07/31/2019	4,000	3,954
5.50	%,	01/15/2039	4	5	0.88	%,	09/15/2019	2,605	2,571
5.50	%,	01/15/2039	41	46	1.00	%,	02/15/2018	3,300	3,301
5.50	%,	01/15/2039	11	12	1.00	%,	03/15/2018	4,990	4,992
5.50	%,	01/15/2039	25	28	1.00	%,	05/15/2018	1,930	1,929
5.50	%,	02/15/2039	12	14	1.00	%,	05/31/2018	3,135	3,134
5.50	%,	02/20/2039	91	101	1.00	%,	08/15/2018	1,769	1,767
					1.00	%,	09/15/2018	1,855	1,851

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT			Principal			U.S. GOVERNMENT & GOVERNMENT			Principal
AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)
U.S. Treasury (continued)						U.S. Treasury (continued)
1.00	%,	11/30/2018	$2,910	$2,901		1.63	%,	07/31/2020	$4,500	$4,497
1.00	%,	03/15/2019	1,845	1,835		1.63	%,	11/30/2020	4,830	4,811
1.00	%,	06/30/2019	2,040	2,024		1.63	%,	08/15/2022	3,400	3,316
1.00	%,	08/31/2019	1,680	1,664		1.63	%,	11/15/2022	3,870	3,766
1.00	%,	09/30/2019	3,580	3,543		1.63	%,	04/30/2023	3,010	2,911
1.00	%,	10/15/2019	2,590	2,562		1.63	%,	05/31/2023	2,970	2,869
1.00	%,	11/15/2019	2,685	2,653		1.63	%,	10/31/2023	3,020	2,905
1.00	%,	11/30/2019	2,530	2,500		1.63	%,	02/15/2026	6,962	6,505
1.13	%,	06/15/2018	2,840	2,843		1.63	%,	05/15/2026	7,715	7,194
1.13	%,	01/15/2019	1,430	1,427		1.75	%,	10/31/2018	1,320	1,334
1.13	%,	05/31/2019	500	498		1.75	%,	09/30/2019	2,745	2,772
1.13	%,	12/31/2019	3,630	3,595		1.75	%,	10/31/2020	3,000	3,006
1.13	%,	03/31/2020	1,640	1,619		1.75	%,	12/31/2020	3,975	3,974
1.13	%,	04/30/2020	1,992	1,965		1.75	%,	11/30/2021	4,865	4,829
1.13	%,	02/28/2021	3,000	2,919		1.75	%,	02/28/2022	4,995	4,935
1.13	%,	06/30/2021	2,330	2,255		1.75	%,	03/31/2022	3,365	3,320
1.13	%,	07/31/2021	3,500	3,383		1.75	%,	04/30/2022	3,685	3,634
1.13	%,	08/31/2021	4,435	4,285		1.75	%,	05/15/2022	4,660	4,592
1.13	%,	09/30/2021	3,750	3,617		1.75	%,	09/30/2022	2,460	2,413
1.25	%,	10/31/2018	3,910	3,916		1.75	%,	01/31/2023	4,090	3,996
1.25	%,	11/15/2018	2,500	2,504		1.75	%,	05/15/2023	4,617	4,497
1.25	%,	11/30/2018	2,825	2,829		1.88	%,	06/30/2020	3,290	3,322
1.25	%,	12/15/2018	3,065	3,068		1.88	%,	11/30/2021	2,542	2,535
1.25	%,	12/31/2018(d)	2,975	2,977		1.88	%,	05/31/2022	2,755	2,733
1.25	%,	01/31/2019	2,445	2,446		1.88	%,	08/31/2022	2,810	2,777
1.25	%,	04/30/2019	4,000	3,998		1.88	%,	10/31/2022	2,205	2,176
1.25	%,	10/31/2019	2,000	1,991		2.00	%,	07/31/2020	3,174	3,215
1.25	%,	01/31/2020	3,688	3,661		2.00	%,	09/30/2020	3,000	3,034
1.25	%,	02/29/2020	3,000	2,976		2.00	%,	11/30/2020	2,290	2,314
1.25	%,	03/31/2021	5,240	5,119		2.00	%,	02/28/2021	4,580	4,617
1.25	%,	10/31/2021	3,270	3,171		2.00	%,	05/31/2021	3,800	3,823
1.25	%,	07/31/2023	1,965	1,850		2.00	%,	08/31/2021	5,345	5,366
1.38	%,	06/30/2018	3,183	3,198		2.00	%,	10/31/2021	3,120	3,129
1.38	%,	07/31/2018	855	859		2.00	%,	11/15/2021	4,500	4,512
1.38	%,	09/30/2018	7,320	7,347		2.00	%,	12/31/2021(d)	4,000	4,011
1.38	%,	11/30/2018	981	985		2.00	%,	02/15/2022	4,135	4,141
1.38	%,	12/31/2018	2,000	2,007		2.00	%,	07/31/2022	3,021	3,010
1.38	%,	02/28/2019	4,077	4,088		2.00	%,	11/30/2022	4,710	4,678
1.38	%,	12/15/2019	2,750	2,743		2.00	%,	02/15/2023	6,447	6,394
1.38	%,	01/31/2020	1,500	1,494		2.00	%,	02/15/2025	5,940	5,781
1.38	%,	02/29/2020	7,180	7,146		2.00	%,	08/15/2025	7,430	7,197
1.38	%,	03/31/2020	3,365	3,347		2.00	%,	11/15/2026	5,000	4,811
1.38	%,	04/30/2020	2,870	2,852		2.13	%,	08/31/2020	6,500	6,605
1.38	%,	05/31/2020	2,300	2,285		2.13	%,	01/31/2021	3,615	3,663
1.38	%,	08/31/2020	2,995	2,964		2.13	%,	06/30/2021	2,050	2,072
1.38	%,	09/30/2020	3,400	3,362		2.13	%,	08/15/2021	4,350	4,391
1.38	%,	10/31/2020	3,405	3,363		2.13	%,	09/30/2021	3,055	3,082
1.38	%,	01/31/2021	3,660	3,602		2.13	%,	12/31/2021	4,435	4,473
1.38	%,	04/30/2021	2,830	2,776		2.13	%,	06/30/2022	3,845	3,859
1.38	%,	05/31/2021	3,500	3,430		2.13	%,	12/31/2022	3,600	3,598
1.38	%,	06/30/2023	6,045	5,742		2.13	%,	11/30/2023	3,130	3,109
1.38	%,	08/31/2023	6,725	6,372		2.13	%,	05/15/2025	5,410	5,304
1.38	%,	09/30/2023	3,040	2,879		2.25	%,	07/31/2018	1,000	1,018
1.50	%,	08/31/2018	2,920	2,938		2.25	%,	03/31/2021	2,810	2,861
1.50	%,	12/31/2018	4,109	4,133		2.25	%,	04/30/2021	3,447	3,507
1.50	%,	01/31/2019	3,205	3,222		2.25	%,	07/31/2021	2,740	2,783
1.50	%,	02/28/2019	3,184	3,201		2.25	%,	12/31/2023(d)	3,205	3,207
1.50	%,	05/31/2019	3,955	3,973		2.25	%,	11/15/2024	6,483	6,443
1.50	%,	10/31/2019	4,518	4,529		2.25	%,	11/15/2025	8,575	8,465
1.50	%,	11/30/2019	2,480	2,485		2.25	%,	08/15/2046	8,255	6,941
1.50	%,	05/31/2020	4,230	4,217		2.38	%,	05/31/2018	4,638	4,724
1.50	%,	01/31/2022	4,754	4,647		2.38	%,	06/30/2018	3,188	3,249
1.50	%,	02/28/2023	2,130	2,049		2.38	%,	12/31/2020	1,689	1,730
1.50	%,	03/31/2023	2,440	2,345		2.38	%,	08/15/2024	4,605	4,626
1.50	%,	08/15/2026	9,530	8,765		2.50	%,	08/15/2023	2,982	3,035
1.63	%,	03/31/2019	4,890	4,929		2.50	%,	05/15/2024	6,410	6,506
1.63	%,	04/30/2019	7,120	7,176		2.50	%,	02/15/2045	5,065	4,512
1.63	%,	06/30/2019	5,000	5,037		2.50	%,	02/15/2046	4,075	3,621
1.63	%,	07/31/2019	2,675	2,694		2.50	%,	05/15/2046	4,850	4,310
1.63	%,	08/31/2019	5,270	5,306		2.63	%,	04/30/2018	1,800	1,838
1.63	%,	12/31/2019	3,105	3,120		2.63	%,	08/15/2020	7,000	7,238
1.63	%,	06/30/2020	4,400	4,402		2.63	%,	11/15/2020	5,532	5,718
						2.75	%,	02/28/2018	1,673	1,706

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal			(e)	Credit support indicates investments that benefit from credit enhancement
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	or liquidity support provided by a third party bank, institution, or
U.S. Treasury (continued)				government agency.
2.75%, 02/15/2019	$3,753	$3,871		(f)	Security was purchased in a "to-be-announced" ("TBA") transaction. See
2.75%, 11/15/2023	8,771	9,060		Notes to Financial Statements for additional information.
2.75%, 02/15/2024	5,326	5,501
2.75%, 08/15/2042	2,111	1,994
2.75%, 11/15/2042	3,730	3,523		Portfolio Summary (unaudited)
2.88%, 03/31/2018	3,692	3,778		Sector	Percent
2.88%, 05/15/2043	4,703	4,543
2.88%, 08/15/2045	5,005	4,816		Government	41.82%
2.88%, 11/15/2046	1,680	1,622		Mortgage Securities	29.58%
3.00%, 05/15/2042	1,587	1,574		Financial	8.47%
3.00%, 11/15/2044	3,985	3,937		Investment Companies	7.83%
3.00%, 05/15/2045	4,140	4,084		Consumer, Non-cyclical	4.47%
3.00%, 11/15/2045	4,855	4,789		Energy	2.87%
3.13%, 05/15/2019	2,656	2,769		Communications	2.56%
3.13%, 05/15/2021	2,420	2,550		Industrial	1.93%
3.13%, 11/15/2041	1,087	1,103		Utilities	1.91%
3.13%, 02/15/2042	2,318	2,353		Consumer, Cyclical	1.84%
3.13%, 02/15/2043	1,990	2,016		Technology	1.68%
3.13%, 08/15/2044	4,180	4,231		Basic Materials	0.78%
3.38%, 11/15/2019	4,640	4,895		Revenue Bonds	0.49%
3.38%, 05/15/2044	5,540	5,875		Asset Backed Securities	0.44%
3.50%, 02/15/2018	3,322	3,415		General Obligation Unlimited	0.39%
3.50%, 05/15/2020	2,987	3,175		Insured	0.06%
3.50%, 02/15/2039	1,010	1,105		General Obligation Limited	0.00%
3.63%, 08/15/2019	2,578	2,729		Investments Sold Short	(0.01)%
3.63%, 02/15/2020	3,986	4,242		Other Assets and Liabilities	(7.11)%
3.63%, 02/15/2021	6,000	6,441		TOTAL NET ASSETS	100.00%
3.63%, 08/15/2043	3,100	3,438
3.63%, 02/15/2044	4,780	5,298
3.75%, 11/15/2018	2,685	2,813
3.75%, 08/15/2041	2,270	2,557
3.75%, 11/15/2043	4,090	4,637
3.88%, 05/15/2018	1,000	1,039
3.88%, 08/15/2040	2,744	3,151
4.00%, 08/15/2018	2,505	2,623
4.25%, 05/15/2039	1,929	2,342
4.25%, 11/15/2040	1,800	2,185
4.38%, 02/15/2038	315	391
4.38%, 11/15/2039	2,450	3,024
4.38%, 05/15/2040	1,024	1,265
4.38%, 05/15/2041	1,450	1,794
4.50%, 02/15/2036	1,250	1,582
4.50%, 05/15/2038	1,000	1,263
4.50%, 08/15/2039	1,126	1,414
4.63%, 02/15/2040	1,130	1,444
4.75%, 02/15/2037	3,530	4,594
4.75%, 02/15/2041	1,608	2,096
5.00%, 05/15/2037	1,940	2,605
5.25%, 11/15/2028	1,570	1,999
5.25%, 02/15/2029	940	1,202
5.38%, 02/15/2031	3,426	4,563
5.50%, 08/15/2028	862	1,116
6.00%, 02/15/2026	509	658
6.13%, 11/15/2027	1,500	2,013
6.25%, 05/15/2030	1,000	1,415
6.50%, 11/15/2026	1,300	1,761
6.75%, 08/15/2026	150	205
7.63%, 02/15/2025	1,819	2,537
		$796,451
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$1,407,657
Total Investments		$2,340,203
Other Assets and Liabilities - (7.12)%		$(155,595)
TOTAL NET ASSETS - 100.00%		$2,184,608

(a)	Variable Rate. Rate shown is in effect at December 31, 2016.
(b)	Non-Income Producing Security
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally  to qualified institutional buyers. At the end of the period, the value of these securities totaled $9,980 or 0.46% of net assets.

(d)	Security purchased on a when-issued basis.

See accompanying notes.

Schedule of Investments
Bond Market Index Account
December 31, 2016

		Short Sales Outstanding

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS - (0.01)%	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) -
(0.01)%
2.50%, 02/01/2047	$100	$95
4.50%, 02/01/2043	100	107
		$202

Federal National Mortgage Association (FNMA) - 0.00%
2.50%, 02/01/2047	100	95

TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY $		297
OBLIGATIONS (proceeds $297)
TOTAL SHORT SALES (proceeds $297)		$297

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

COMMON STOCKS - 0.06%	Shares Held	Value(000	's)		Principal
Forest Products & Paper - 0.01%				BONDS (continued)	Amount (000's)	Value (000's)
Verso Corp (a)	5,411	$38		Airlines (continued)
Verso Corp - Warrants (a),(b)	89	—		American Airlines 2016-3 Class A Pass
		$38		Through Trust
Oil & Gas Services - 0.05%				3.25%, 04/15/2030	$75	$72
Seventy Seven Energy Inc (a)	2,947	133		United Airlines 2014-1 Class A Pass Through
				Trust
TOTAL COMMON STOCKS		$171		4.00%, 10/11/2027	210	215
INVESTMENT COMPANIES - 3.09%	Shares Held	Value(000	's)	United Airlines 2014-2 Class A Pass Through
Money Market Funds - 3.09%				Trust
BlackRock Liquidity Funds FedFund Portfolio	9,042,826	9,043		3.75%, 03/03/2028	283	284
				US Airways 2001-1G Pass Through Trust
TOTAL INVESTMENT COMPANIES		$9,043		7.08%, 09/20/2022	23	24
				US Airways 2013-1 Class A Pass Through
PREFERRED STOCKS - 0.44%	Shares Held	Value(000	's)	Trust
Banks- 0.40%				3.95%, 05/15/2027	126	129
Morgan Stanley 6.38%(c),(d)	15,000	$386
State Street Corp 5.90%(c),(d)	30,000	776				$1,415
				Apparel - 0.03%
		$1,162		NIKE Inc
Telecommunications - 0.04%				3.88%, 11/01/2045	100	99
Verizon Communications Inc 5.90%	5,000	130
				Automobile Asset Backed Securities - 7.17%
TOTAL PREFERRED STOCKS		$1,292		Ally Auto Receivables Trust 2014-SN2
	Principal			1.21%, 02/20/2019(d)	534	534
BONDS- 64.50%	Amount (000's)	Value(000	's)	Ally Auto Receivables Trust 2015-2
Advertising - 0.02%				1.13%, 03/15/2018(d)	476	476
MDC Partners Inc				Ally Auto Receivables Trust 2016-2
6.50%, 05/01/2024 (e)	$70	$63		1.35%, 05/15/2020	775	774
				AmeriCredit Automobile Receivables 2015-4
Aerospace & Defense - 0.14%				2.11%, 01/08/2021(d)	425	426
Air 2 US				2.88%, 07/08/2021	475	480
8.63%, 10/01/2020 (e)	15	16		AmeriCredit Automobile Receivables 2016-1
Lockheed Martin Corp				1.40%, 06/10/2019(d)	603	604
2.50%, 11/23/2020	195	197		2.89%, 01/10/2022	700	709
4.70%, 05/15/2046	45	49		AmeriCredit Automobile Receivables Trust
United Technologies Corp				2015-3
4.15%, 05/15/2045	50	50		1.16%, 01/08/2019(d)	380	380
4.50%, 06/01/2042	45	48		AmeriCredit Automobile Receivables Trust
5.40%, 05/01/2035	40	47		2016-2
		$407		2.87%, 11/08/2021(d)	425	427
Agriculture - 0.65%				AmeriCredit Automobile Receivables Trust
Altria Group Inc				2016-3
3.88%, 09/16/2046	30	28		1.21%, 11/08/2019(d)	500	501
4.50%, 05/02/2043	190	193		Americredit Automobile Receivables Trust
BAT International Finance PLC				2016-4
2.75%, 06/15/2020 (e)	35	35		1.34%, 04/08/2020	3,000	2,999
Imperial Brands Finance PLC				BMW Vehicle Lease Trust 2015-1
3.75%, 07/21/2022 (e)	220	226		1.24%, 12/20/2017	218	218
Philip Morris International Inc				Capital Auto Receivables Asset Trust 2014-2
1.88%, 02/25/2021	365	357		1.26%, 05/21/2018(d)	379	379
4.38%, 11/15/2041	20	20		Capital Auto Receivables Asset Trust 2015-1
Pinnacle Operating Corp				1.42%, 06/20/2018	177	177
9.00%, 11/15/2020 (e)	158	69		Capital Auto Receivables Asset Trust 2015-2
Reynolds American Inc				1.14%, 10/20/2017(d)	37	37
3.25%, 06/12/2020	108	111		1.73%, 09/20/2019	450	451
4.45%, 06/12/2025	275	290		Capital Auto Receivables Asset Trust 2016-1
5.70%, 08/15/2035	300	345		1.44%, 11/20/2018(d)	205	206
5.85%, 08/15/2045	65	77		Capital Auto Receivables Asset Trust 2016-2
6.88%, 05/01/2020	130	148		1.33%, 01/22/2019(d)	3,000	3,003
		$1,899		Capital Auto Receivables Asset Trust 2016-3
Airlines - 0.48%				1.16%, 04/22/2019(d)	1,000	1,000
American Airlines 2013-1 Class B Pass				CarMax Auto Owner Trust 2015-2
Through Trust				0.98%, 06/15/2018(d)	254	254
5.63%, 01/15/2021 (e)	166	172		Drive Auto Receivables Trust 2016-C
American Airlines 2014-1 Class A Pass				2.37%, 11/16/2020(d),(e)	700	698
Through Trust				Enterprise Fleet Financing LLC
3.70%, 04/01/2028	146	145		1.59%, 02/22/2021(d),(e)	240	239
American Airlines 2015-1 Class A Pass				Ford Credit Auto Owner Trust 2016-A
Through Trust				1.39%, 07/15/2020	450	450
3.38%, 11/01/2028	362	357		GM Financial Automobile Leasing Trust
American Airlines 2015-1 Class B Pass				2016-2
Through Trust				1.24%, 10/22/2018(d)	958	959
3.70%, 11/01/2024	17	17		GM Financial Automobile Leasing Trust
				2016-3
				1.35%, 02/20/2019	725	724

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Automobile Asset Backed Securities (continued)			Automobile Parts & Equipment (continued)
GM Financial Automobile Leasing Trust			ZF North America Capital Inc
2016-3 (continued)			4.75%, 04/29/2025(e)	$150	$153
1.97%, 05/20/2020 (d)	$300	$297			$385
2.38%, 05/20/2020 (d)	300	297	Banks- 7.74%
Honda Auto Receivables 2015-3 Owner			Associated Banc-Corp
Trust			2.75%, 11/15/2019	160	160
0.92%, 11/20/2017	160	160	4.25%, 01/15/2025	120	119
Mercedes Benz Auto Lease Trust 2015-B			Bank of America Corp
1.22%, 01/16/2018 (d)	379	379	2.63%, 04/19/2021	645	641
Nissan Auto Lease Trust 2016-B			3.50%, 04/19/2026	135	133
0.98%, 12/17/2018 (d)	500	500	3.95%, 04/21/2025	310	309
Nissan Auto Receivables 2013-C Owner			4.18%, 11/25/2027	340	340
Trust			4.20%, 08/26/2024	355	362
0.67%, 08/15/2018 (d)	273	273	4.25%, 10/22/2026	276	279
OneMain Direct Auto Receivables Trust 2016-1			6.10%, 12/29/2049(c),(d)	405	407
			6.25%, 09/29/2049(c),(d)	305	305
2.04%, 01/15/2021 (d),(e)	296	296	Bank of New York Mellon Corp/The
Santander Drive Auto Receivables Trust 2014-5			2.50%, 04/15/2021	110	110
			4.62%, 12/29/2049(c),(d)	300	275
1.77%, 09/16/2019	396	397	4.95%, 12/29/2049(c),(d)	840	844
Santander Drive Auto Receivables Trust 2015-			Barclays PLC
5			8.25%, 12/29/2049(c),(d)	215	224
1.58%, 09/16/2019 (d)	525	526	BNP Paribas SA
SunTrust Auto Receivables Trust 2015-1			6.75%, 12/29/2049(c),(e)	200	197
0.99%, 06/15/2018 (d),(e)	20	20	BPCE SA
Volkswagen Auto Loan Enhanced Trust 2014-			2.65%, 02/03/2021	305	305
1			Citigroup Inc
0.91%, 10/22/2018	253	253	2.70%, 03/30/2021	365	364
World Omni Auto Receivables Trust 2014-B			3.20%, 10/21/2026	230	220
1.14%, 01/15/2020	488	488	3.40%, 05/01/2026	180	175
		$20,991	4.60%, 03/09/2026	110	114
Automobile Floor Plan Asset Backed Securities - 1.33%			4.75%, 05/18/2046	65	65
Ally Master Owner Trust			CoBank ACB
1.60%, 10/15/2019	300	301	6.25%, 12/29/2049(c),(d)	115	119
Ford Credit Floorplan Master Owner Trust A			Compass Bank
1.10%, 02/15/2019 (d)	2,100	2,100	2.75%, 09/29/2019	270	269
Wells Fargo Dealer Floorplan Master Note			Cooperatieve Rabobank UA
Trust			4.38%, 08/04/2025	350	359
1.12%, 07/20/2019 (d)	1,500	1,500	5.25%, 08/04/2045	390	424
		$3,901	11.00%, 12/29/2049 (c),(d),(e)	281	330
Automobile Manufacturers - 0.88%			Discover Bank/Greenwood DE
Daimler Finance North America LLC			2.60%, 11/13/2018	500	504
2.25%, 03/02/2020 (e)	210	209	Fifth Third Bank/Cincinnati OH
2.45%, 05/18/2020 (e)	40	40	2.25%, 06/14/2021	235	232
Ford Motor Co			2.88%, 10/01/2021	430	435
4.35%, 12/08/2026	125	126	First Horizon National Corp
5.29%, 12/08/2046	175	177	3.50%, 12/15/2020	395	399
General Motors Co			First Republic Bank/CA
3.50%, 10/02/2018	275	281	4.38%, 08/01/2046	310	282
4.88%, 10/02/2023	170	178	Goldman Sachs Group Inc/The
6.25%, 10/02/2043	35	39	2.55%, 10/23/2019	405	408
6.60%, 04/01/2036	160	183	2.60%, 04/23/2020	170	170
General Motors Financial Co Inc			2.64%, 10/28/2027(d)	280	285
2.63%, 07/10/2017	355	357	3.50%, 01/23/2025	180	178
3.25%, 05/15/2018	190	193	3.85%, 07/08/2024	370	378
3.45%, 04/10/2022	90	89	4.25%, 10/21/2025	265	269
4.25%, 05/15/2023	155	157	5.15%, 05/22/2045	285	300
4.30%, 07/13/2025	5	5	5.38%, 12/29/2049(c),(d)	845	853
Navistar International Corp			6.00%, 06/15/2020	200	222
8.25%, 11/01/2021	120	121	6.75%, 10/01/2037	280	346
Nissan Motor Acceptance Corp			HSBC Holdings PLC
1.49%, 03/03/2017 (d),(e)	410	410	2.95%, 05/25/2021	200	200
		$2,565	3.60%, 05/25/2023	240	241
Automobile Parts & Equipment - 0.13%			ING Bank NV
Allison Transmission Inc			2.00%, 11/26/2018(e)	270	270
5.00%, 10/01/2024 (e)	75	76	5.80%, 09/25/2023(e)	200	220
Dana Inc			Intesa Sanpaolo SpA
5.50%, 12/15/2024	130	132	5.02%, 06/26/2024 (e)	545	504
IHO Verwaltungs GmbH			5.71%, 01/15/2026(e)	340	324
4.75%, PIK 5.50%, 09/15/2026 (e),(f)	25	24	JPMorgan Chase & Co
			4.13%, 12/15/2026	20	20
			4.25%, 10/01/2027	210	216
			4.95%, 06/01/2045	450	480

See accompanying notes.

Schedule of Investments Core Plus Bond Account December 31, 2016

	Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)		Amount (000's) Value (000's)
Banks (continued)			Biotechnology (continued)
JPMorgan Chase & Co (continued)			Gilead Sciences Inc
5.00%, 12/29/2049 (c),(d)	$305	$304	2.50%, 09/01/2023		$50	$48
5.63%, 08/16/2043	195	224	4.15%, 03/01/2047		115	109
Morgan Stanley			4.60%, 09/01/2035		45	47
2.28%, 10/24/2023 (d)	300	303				$856
2.38%, 07/23/2019	85	85	Building Materials - 0.95%
2.50%, 04/21/2021	230	228	BMC East LLC
2.63%, 11/17/2021	255	252	5.50%, 10/01/2024(e)		105	105
2.65%, 01/27/2020	60	60	Boise Cascade Co
3.13%, 07/27/2026	245	234	5.63%, 09/01/2024(e)		70	69
4.00%, 07/23/2025	390	400	Cemex SAB de CV
4.10%, 05/22/2023	655	672	7.75%, 04/16/2026(e)		200	222
4.30%, 01/27/2045	345	344	CRH America Inc
4.88%, 11/01/2022	280	300	8.13%, 07/15/2018		510	558
5.55%, 12/29/2049 (c),(d)	220	223	Johnson Controls International plc
PNC Financial Services Group Inc/The			5.13%, 09/14/2045		150	160
5.00%, 12/29/2049 (c),(d)	115	111	Louisiana-Pacific Corp
Popular Inc			4.88%, 09/15/2024		20	19
7.00%, 07/01/2019	75	77	Martin Marietta Materials Inc
RBC USA Holdco Corp			2.10%, 06/30/2017(d)		1,385	1,387
5.25%, 09/15/2020	290	319	Masco Corp
Royal Bank of Scotland Group PLC			4.38%, 04/01/2026		80	81
5.13%, 05/28/2024	50	50	Norbord Inc
Skandinaviska Enskilda Banken AB			5.38%, 12/01/2020(e)		95	97
5.75%, 11/29/2049 (c),(d)	615	613	Owens Corning
UBS AG/Jersey			7.00%, 12/01/2036		75	89
7.25%, 02/22/2022 (d)	245	246				$2,787
UBS AG/Stamford CT			Chemicals - 0.49%
2.35%, 03/26/2020	270	269	A Schulman Inc
UBS Group Funding Jersey Ltd			6.88%, 06/01/2023(e)		95	99
2.65%, 02/01/2022 (e)	305	296	Air Liquide Finance SA
2.95%, 09/24/2020 (e)	365	365	1.75%, 09/27/2021(e)		220	211
Wells Fargo & Co			Aruba Investments Inc
2.12%, 10/31/2023 (d)	240	243	8.75%, 02/15/2023(e)		80	81
2.50%, 03/04/2021	440	437	Blue Cube Spinco Inc
2.60%, 07/22/2020	180	181	9.75%, 10/15/2023		40	48
3.00%, 10/23/2026	265	252	CF Industries Inc
4.40%, 06/14/2046	205	196	5.15%, 03/15/2034		95	81
4.90%, 11/17/2045	60	62	Chevron Phillips Chemical Co LLC / Chevron
5.87%, 12/29/2049 (c),(d)	110	116	Phillips Chemical Co LP
		$22,647	3.40%, 12/01/2026(e)		125	125
Beverages - 1.36%			Consolidated Energy Finance SA
Anheuser-Busch InBev Finance Inc			6.75%, 10/15/2019(e)		200	200
2.65%, 02/01/2021	955	961	Cornerstone Chemical Co
3.30%, 02/01/2023	265	270	9.38%, 03/15/2018(e)		70	70
3.65%, 02/01/2026	265	269	Dow Chemical Co/The
4.70%, 02/01/2036	510	536	4.38%, 11/15/2042		80	78
4.90%, 02/01/2046	450	486	Monsanto Co
Coca-Cola Icecek AS			3.95%, 04/15/2045		195	171
4.75%, 10/01/2018 (e)	250	257	4.40%, 07/15/2044		55	53
Constellation Brands Inc			Solvay Finance America LLC
3.70%, 12/06/2026	165	161	3.40%, 12/03/2020(e)		225	229
3.88%, 11/15/2019	20	21				$1,446
4.25%, 05/01/2023	230	238	Commercial Mortgage Backed Securities - 5.56%
Corp Lindley SA			Banc of America Commercial Mortgage Trust
6.75%, 11/23/2021 (e)	44	49	2007-3
6.75%, 11/23/2021	66	74	0.94%, 06/10/2049(d),(e)		300	298
Dr Pepper Snapple Group Inc			Banc of America Commercial Mortgage Trust
3.13%, 12/15/2023	175	175	2015-UB	S7
Molson Coors Brewing Co			3.71%, 09/15/2048		500	521
3.00%, 07/15/2026	115	109	Banc of America Commercial Mortgage Trust
4.20%, 07/15/2046	110	103	2016-UBS10
Pernod Ricard SA			4.91%, 07/15/2049(d)		300	306
5.75%, 04/07/2021 (e)	235	261	BCRR Trust 2009-1
		$3,970	5.86%, 07/17/2040(e)		220	220
Biotechnology - 0.29%			Citigroup Commercial Mortgage Trust 2015-
Amgen Inc			GC27
4.66%, 06/15/2051 (e)	140	135	3.57%, 02/10/2048(d)		900	897
Celgene Corp			Citigroup Commercial Mortgage Trust 2015-
2.88%, 08/15/2020	235	238	GC29
4.63%, 05/15/2044	30	29	3.19%, 04/10/2048(d)		750	751
5.00%, 08/15/2045	210	218	4.15%, 04/10/2048(d)		500	476
5.25%, 08/15/2043	30	32

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)			Commercial Mortgage Backed Securities (continued)
Citigroup Commercial Mortgage Trust 2016-			Morgan Stanley Bank of America Merrill
GC37			Lynch Trust 2015-C27
3.58%, 04/10/2049 (d)	$350	$347	3.75%, 12/15/2047(d)	$100	$104
COMM 2007-C9 Mortgage Trust			Morgan Stanley Bank of America Merrill
5.81%, 12/10/2049 (d)	1,000	1,006	Lynch Trust 2016-C30
COMM 2013-CCRE11 Mortgage Trust			3.17%, 09/15/2049(d)	500	483
1.15%, 10/10/2046 (d),(g)	6,861	365	Morgan Stanley Capital I Trust 2007-IQ13
COMM 2013-CCRE8 Mortgage Trust			5.36%, 03/15/2044(d)	49	49
3.96%, 06/10/2046 (d),(e)	350	358	MSBAM Commercial Mortgage Securities
COMM 2015-PC1 Mortgage Trust			Trust 2012-CKSV
4.29%, 07/10/2050 (d)	250	258	1.11%, 10/15/2030(d),(e),(g)	3,685	193
Credit Suisse Commercial Mortgage Trust			UBS Commercial Mortgage Trust 2012-C1
Series 2006-C5			3.40%, 05/10/2045(d)	148	154
0.64%, 12/15/2039 (d),(g)	377	—	UBS-Barclays Commercial Mortgage Trust
Credit Suisse Commercial Mortgage Trust			2012-C3
Series 2007-C3			3.09%, 08/10/2049(d)	255	261
5.69%, 06/15/2039 (d)	256	257	UBS-Barclays Commercial Mortgage Trust
CSMC Series 2009-RR3			2012-C4
5.34%, 12/15/2043 (d),(e)	313	313	1.76%, 12/10/2045(d),(e),(g)	1,399	101
DBJPM 16-C3 Mortgage Trust			3.32%, 12/10/2045(d),(e)	500	503
2.89%, 09/10/2049 (d)	500	487	UBS-Barclays Commercial Mortgage Trust
DBUBS 2011-LC2 Mortgage Trust			2013-C5
4.54%, 07/10/2044 (e)	750	808	3.18%, 03/10/2046(d)	335	341
GS Mortgage Securities Trust 2011-GC5			4.22%, 03/10/2046(d),(e)	175	158
1.37%, 08/10/2044 (d),(e),(g)	9,933	493	WFRBS Commercial Mortgage Trust 2013-
GS Mortgage Securities Trust 2012-GCJ7			C12
2.39%, 05/10/2045 (d),(g)	2,450	188	1.38%, 03/15/2048(d),(e),(g)	3,725	204
GS Mortgage Securities Trust 2013-GC16			WFRBS Commercial Mortgage Trust 2014-
1.43%, 11/10/2046 (d),(g)	2,829	150	C22
GS Mortgage Securities Trust 2013-GCJ12			4.07%, 09/15/2057	500	522
3.78%, 06/10/2046 (d)	250	254			$16,272
GS Mortgage Securities Trust 2014-GC26			Commercial Services - 0.04%
1.09%, 11/10/2047 (d),(g)	4,980	301	Ahern Rentals Inc
GS Mortgage Securities Trust 2015-GC34			7.38%, 05/15/2023(e)	55	46
3.51%, 10/10/2048 (d)	375	383	TMS International Corp
JP Morgan Chase Commercial Mortgage			7.63%, 10/15/2021(e)	85	81
Securities Trust 2010-C1					$127
5.95%, 06/15/2043 (e)	400	400	Computers - 0.61%
JP Morgan Chase Commercial Mortgage			Apple Inc
Securities Trust 2011-C5			2.85%, 02/23/2023	125	126
5.41%, 08/15/2046 (d),(e)	350	373	3.45%, 02/09/2045	155	137
JP Morgan Chase Commercial Mortgage			4.65%, 02/23/2046	260	281
Securities Trust 2012-LC9			Compiler Finance Sub Inc
1.82%, 12/15/2047 (d),(g)	3,651	228	7.00%, 05/01/2021(e)	80	37
JP Morgan Chase Commercial Mortgage			Diamond 1 Finance Corp / Diamond 2 Finance
Securities Trust 2013-C16			Corp
1.12%, 12/15/2046 (d),(g)	10,740	510	4.42%, 06/15/2021(e)	230	238
JP Morgan Chase Commercial Mortgage			5.88%, 06/15/2021(e)	45	48
Securities Trust 2016-JP3			6.02%, 06/15/2026(e)	365	395
3.14%, 08/15/2049 (d)	500	488	7.13%, 06/15/2024(e)	230	255
JPMBB Commercial Mortgage Securities			Hewlett Packard Enterprise Co
Trust 2014-C24			2.85%, 10/05/2018(e)	95	96
4.43%, 11/15/2047 (d)	500	497	4.90%, 10/15/2025(e)	50	51
LB-UBS Commercial Mortgage Trust 2007-			6.20%, 10/15/2035(d),(e)	120	122
C1					$1,786
0.31%, 02/15/2040 (d),(g)	6,278	1
			Consumer Products - 0.04%
LB-UBS Commercial Mortgage Trust 2007-			ACCO Brands Corp
C2			5.25%, 12/15/2024(e)	60	60
5.43%, 02/15/2040	67	67	Spectrum Brands Inc
Morgan Stanley Bank of America Merrill			5.75%, 07/15/2025	55	57
Lynch Trust 2012-C5					$117
1.72%, 08/15/2045(d),(e),(g)	4,405	237
			Credit Card Asset Backed Securities - 2.19%
Morgan Stanley Bank of America Merrill			Barclays Dryrock Issuance Trust
Lynch Trust 2014-C14			1.06%, 12/16/2019(d)	1,000	1,000
1.25%, 02/15/2047(d),(g)	9,749	461
			Chase Issuance Trust
Morgan Stanley Bank of America Merrill			1.30%, 02/18/2020	700	700
Lynch Trust 2014-C16
1.20%, 06/15/2047(d),(g)	4,370	242	Synchrony Credit Card Master Note Trust
			2014-1
Morgan Stanley Bank of America Merrill			1.61%, 11/15/2020	650	651
Lynch Trust 2015-C26			World Financial Network Credit Card Master
3.89%, 10/15/2048	250	258	Trust
			1.18%, 02/15/2022(d)	3,000	3,006

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Credit Card Asset Backed Securities (continued)			Electric (continued)
World Financial Network Credit Card Master			Commonwealth Edison Co
Trust (continued)			3.70%, 03/01/2045	$70	$66
1.61%, 12/15/2021	$550	$551	4.35%, 11/15/2045	125	131
1.76%, 05/17/2021 (d)	500	501	Consolidated Edison Co of New York Inc
		$6,409	4.50%, 12/01/2045	210	223
Distribution & Wholesale - 0.08%			4.63%, 12/01/2054	150	157
American Builders & Contractors Supply Co			Dominion Resources Inc/VA
Inc			3.90%, 10/01/2025	115	117
5.75%, 12/15/2023 (e)	45	46	DTE Energy Co
Global Partners LP / GLP Finance Corp			6.38%, 04/15/2033	305	373
7.00%, 06/15/2023	80	77	Duke Energy Corp
HD Supply Inc			2.65%, 09/01/2026	85	79
5.75%, 04/15/2024 (e)	25	27	3.75%, 09/01/2046	220	198
WW Grainger Inc			Dynegy Inc
4.60%, 06/15/2045	65	70	7.38%, 11/01/2022	125	119
		$220	8.00%, 01/15/2025(e)	15	14
Diversified Financial Services - 1.25%			Edison International
Aircastle Ltd			3.75%, 09/15/2017	160	163
5.00%, 04/01/2023	60	61	Electricite de France SA
5.13%, 03/15/2021	150	160	2.35%, 10/13/2020(e)	400	396
5.50%, 02/15/2022	40	42	3.63%, 10/13/2025(e)	230	229
6.75%, 04/15/2017	55	56	4.95%, 10/13/2045(e)	105	106
Ally Financial Inc			5.63%, 12/29/2049(c),(d),(e)	400	379
3.25%, 11/05/2018	85	85	Elwood Energy LLC
5.75%, 11/20/2025	90	90	8.16%, 07/05/2026	132	148
BOC Aviation Ltd			Emera US Finance LP
2.38%, 09/15/2021 (e)	200	192	2.70%, 06/15/2021(e)	185	183
CIT Group Inc			Exelon Corp
3.88%, 02/19/2019	380	388	2.85%, 06/15/2020	330	334
Credit Acceptance Corp			4.45%, 04/15/2046	35	34
6.13%, 02/15/2021	105	106	5.10%, 06/15/2045	115	122
FBM Finance Inc			Fortis Inc/Canada
7.38%, 03/15/2023	65	67	2.10%, 10/04/2021(e)	185	179
8.25%, 08/15/2021 (e)	20	21	3.06%, 10/04/2026(e)	435	407
Fly Leasing Ltd			Indiantown Cogeneration LP
6.38%, 10/15/2021	200	208	9.77%, 12/15/2020	96	104
GE Capital International Funding Co			ITC Holdings Corp
Unlimited Co			3.25%, 06/30/2026	75	73
2.34%, 11/15/2020	163	163	Kentucky Utilities Co
4.42%, 11/15/2035	233	244	3.30%, 10/01/2025	190	193
Intercontinental Exchange Inc			Louisville Gas & Electric Co
2.75%, 12/01/2020	320	323	3.30%, 10/01/2025	115	116
International Lease Finance Corp			MidAmerican Energy Co
6.25%, 05/15/2019	95	102	4.25%, 05/01/2046	205	211
National Rural Utilities Cooperative Finance			Mirant Mid-Atlantic Series C Pass Through
Corp			Trust
4.75%, 04/30/2043 (d)	125	126	10.06%, 12/30/2028	127	108
Navient Corp			NRG Energy Inc
5.00%, 10/26/2020	10	10	6.63%, 01/15/2027 (e)	110	104
5.88%, 03/25/2021	65	67	Oncor Electric Delivery Co LLC
6.13%, 03/25/2024	80	78	5.25%, 09/30/2040	120	139
6.63%, 07/26/2021	40	42	PacifiCorp
7.25%, 09/25/2023	85	87	2.95%, 06/01/2023	185	186
Peachtree Corners Funding Trust			3.85%, 06/15/2021	150	159
3.98%, 02/15/2025 (e)	125	122	PPL Electric Utilities Corp
Springleaf Finance Corp			3.00%, 09/15/2021	80	81
5.25%, 12/15/2019	110	111	4.75%, 07/15/2043	115	128
Visa Inc			PPL WEM Ltd / Western Power Distribution
2.20%, 12/14/2020	65	65	Ltd
3.15%, 12/14/2025	630	633	5.38%, 05/01/2021(e)	440	475
		$3,649	Puget Energy Inc
Electric - 2.85%			6.00%, 09/01/2021	285	319
AEP Transmission Co LLC			Southern California Edison Co
4.00%, 12/01/2046 (e)	65	65	3.60%, 02/01/2045	260	246
Alabama Power Co			Southern Co/The
3.85%, 12/01/2042	125	120	2.95%, 07/01/2023	145	143
4.15%, 08/15/2044	120	121	4.25%, 07/01/2036	105	104
			4.40%, 07/01/2046	60	59
CMS Energy Corp			5.50%, 03/15/2057(d)	85	86
3.00%, 05/15/2026	140	135
4.70%, 03/31/2043	135	141	Virginia Electric & Power Co
4.88%, 03/01/2044	130	139	4.00%, 01/15/2043	35	35
			4.45%, 02/15/2044	125	131
			4.65%, 08/15/2043	65	71

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Electric (continued)			Food (continued)
Xcel Energy Inc			Wm Wrigley Jr Co (continued)
3.30%, 06/01/2025	$180	$180	3.38%, 10/21/2020(e)	$415	$427
		$8,329			$3,188
Electronics - 0.06%			Forest Products & Paper - 0.20%
Keysight Technologies Inc			Domtar Corp
3.30%, 10/30/2019	115	117	6.25%, 09/01/2042	285	275
Sanmina Corp			International Paper Co
4.38%, 06/01/2019 (e)	40	41	3.00%, 02/15/2027	135	127
Tyco Electronics Group SA			Resolute Forest Products Inc
7.13%, 10/01/2037	20	26	5.88%, 05/15/2023	75	68
		$184	Sappi Papier Holding GmbH
Engineering & Construction - 0.06%			7.50%, 06/15/2032(e)	50	46
SBA Tower Trust			Tembec Industries Inc
2.90%, 10/15/2044 (e)	170	171	9.00%, 12/15/2019(e)	85	80
					$596
Entertainment - 0.37%			Gas- 0.13%
AMC Entertainment Holdings Inc			Dominion Gas Holdings LLC
5.88%, 11/15/2026 (e)	120	123	2.80%, 11/15/2020	260	263
Carmike Cinemas Inc			4.80%, 11/01/2043	10	10
6.00%, 06/15/2023 (e)	55	58	NGL Energy Partners LP / NGL Energy
CCM Merger Inc			Finance Corp
9.13%, 05/01/2019 (e)	137	143	6.88%, 10/15/2021	35	36
Cinemark USA Inc			7.50%, 11/01/2023(e)	70	72
4.88%, 06/01/2023	145	147			$381
Eldorado Resorts Inc			Healthcare - Products - 1.31%
7.00%, 08/01/2023	85	90	Abbott Laboratories
GLP Capital LP / GLP Financing II Inc			2.90%, 11/30/2021	195	194
4.38%, 04/15/2021	10	10	3.75%, 11/30/2026	285	283
5.38%, 04/15/2026	80	83	4.90%, 11/30/2046	240	246
International Game Technology PLC			DJO Finco Inc / DJO Finance LLC / DJO
6.50%, 02/15/2025 (e)	200	215	Finance Corp
Lions Gate Entertainment Corp			8.13%, 06/15/2021(e)	115	100
5.88%, 11/01/2024 (e)	70	71	Hill-Rom Holdings Inc
National CineMedia LLC			5.75%, 09/01/2023(d),(e)	60	62
5.75%, 08/15/2026	60	61	Kinetic Concepts Inc / KCI USA Inc
Pinnacle Entertainment Inc			7.88%, 02/15/2021(e)	70	76
5.63%, 05/01/2024 (e)	70	70	9.63%, 10/01/2021(e)	65	69
		$1,071	Mallinckrodt International Finance SA /
Food- 1.09%			Mallinckrodt CB LLC
Arcor SAIC			5.63%, 10/15/2023(e)	135	126
6.00%, 07/06/2023 (e)	75	78	Medtronic Inc
BI-LO LLC / BI-LO Finance Corp			2.50%, 03/15/2020	165	167
9.25%, 02/15/2019 (e)	85	72	4.38%, 03/15/2035	440	465
Cencosud SA			4.63%, 03/15/2045	325	351
5.50%, 01/20/2021	150	161	St Jude Medical Inc
Gruma SAB de CV			4.75%, 04/15/2043	195	191
4.88%, 12/01/2024 (e)	350	366	Teleflex Inc
Grupo Bimbo SAB de CV			4.88%, 06/01/2026	40	40
4.88%, 06/27/2044 (e)	200	180	Universal Hospital Services Inc
Ingles Markets Inc			7.63%, 08/15/2020	125	124
5.75%, 06/15/2023	90	93	Zimmer Biomet Holdings Inc
JBS USA LUX SA / JBS USA Finance Inc			2.00%, 04/01/2018	285	285
5.75%, 06/15/2025 (e)	85	86	2.70%, 04/01/2020	810	810
7.25%, 06/01/2021 (e)	25	26	3.15%, 04/01/2022	95	95
Kraft Heinz Foods Co			3.55%, 04/01/2025	150	146
2.80%, 07/02/2020	460	464			$3,830
4.38%, 06/01/2046	450	424	Healthcare - Services - 1.49%
5.00%, 07/15/2035	80	84	Aetna Inc
5.20%, 07/15/2045	70	73	2.40%, 06/15/2021	365	363
Lamb Weston Holdings Inc			2.75%, 11/15/2022	35	34
4.63%, 11/01/2024 (e)	20	20	2.80%, 06/15/2023	455	448
4.88%, 11/01/2026 (e)	45	45	3.20%, 06/15/2026	400	396
Post Holdings Inc			4.25%, 06/15/2036	140	140
5.00%, 08/15/2026 (e)	110	105	4.38%, 06/15/2046	125	125
7.75%, 03/15/2024 (e)	35	39	Anthem Inc
Smithfield Foods Inc			3.13%, 05/15/2022	75	75
5.25%, 08/01/2018 (e)	30	30	4.35%, 08/15/2020	130	137
5.88%, 08/01/2021 (e)	95	99	4.63%, 05/15/2042	130	131
TreeHouse Foods Inc			Centene Corp
6.00%, 02/15/2024 (e)	75	79	4.75%, 05/15/2022	155	157
Wm Wrigley Jr Co			5.63%, 02/15/2021	40	42
2.40%, 10/21/2018 (e)	235	237	6.13%, 02/15/2024	60	63

See accompanying notes.

Schedule of Investments Core Plus Bond Account December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Healthcare - Services (continued)			Insurance (continued)
Cigna Corp			Chubb INA Holdings Inc
4.00%, 02/15/2022	$170	$178	2.30%, 11/03/2020	$555	$555
Fresenius Medical Care US Finance II Inc			CNO Financial Group Inc
4.75%, 10/15/2024 (e)	100	101	4.50%, 05/30/2020	20	21
5.88%, 01/31/2022 (e)	85	93	Liberty Mutual Group Inc
6.50%, 09/15/2018 (e)	55	58	7.00%, 03/07/2067(d),(e)	215	191
HCA Inc			Markel Corp
4.50%, 02/15/2027	50	49	5.00%, 04/05/2046	280	282
4.75%, 05/01/2023	245	251	Prudential Financial Inc
5.00%, 03/15/2024	125	129	5.38%, 05/15/2045(d)	150	153
5.25%, 04/15/2025	105	110	Travelers Cos Inc/The
5.88%, 03/15/2022	85	92	3.75%, 05/15/2046	140	132
Humana Inc			Voya Financial Inc
4.63%, 12/01/2042	20	19	5.65%, 05/15/2053(d)	405	399
4.95%, 10/01/2044	44	46	XLIT Ltd
IASIS Healthcare LLC / IASIS Capital Corp			4.45%, 03/31/2025	725	719
8.38%, 05/15/2019	80	70	5.50%, 03/31/2045	425	403
MPH Acquisition Holdings LLC					$3,811
7.13%, 06/01/2024 (e)	160	168	Internet - 0.17%
Tenet Healthcare Corp			Alibaba Group Holding Ltd
7.50%, 01/01/2022 (e)	35	36	3.13%, 11/28/2021	250	250
UnitedHealth Group Inc			Netflix Inc
1.90%, 07/16/2018	220	221	4.38%, 11/15/2026(e)	85	82
4.63%, 07/15/2035	435	474	Zayo Group LLC / Zayo Capital Inc
4.75%, 07/15/2045	65	72	6.00%, 04/01/2023	170	177
WellCare Health Plans Inc					$509
5.75%, 11/15/2020	70	72	Iron & Steel - 0.37%
		$4,350	AK Steel Corp
Home Builders - 0.25%			7.50%, 07/15/2023	50	56
Beazer Homes USA Inc			7.63%, 05/15/2020	95	97
8.75%, 03/15/2022 (e)	75	81	ArcelorMittal
CalAtlantic Group Inc			6.50%, 03/01/2021(d)	15	16
5.88%, 11/15/2024	35	35	8.00%, 10/15/2039(d)	255	280
Lennar Corp			Commercial Metals Co
4.13%, 12/01/2018	90	92	4.88%, 05/15/2023	240	241
4.50%, 11/15/2019	20	21	Signode Industrial Group Lux SA/Signode
4.75%, 11/15/2022 (d)	105	108	Industrial Group US Inc
4.88%, 12/15/2023	40	39	6.38%, 05/01/2022(e)	220	220
Mattamy Group Corp			Vale Overseas Ltd
6.88%, 12/15/2023 (e)	65	66	5.88%, 06/10/2021	130	136
WCI Communities Inc			6.25%, 08/10/2026	35	36
6.88%, 08/15/2021	150	158			$1,082
Woodside Homes Co LLC / Woodside Homes			Leisure Products & Services - 0.03%
Finance Inc			NCL Corp Ltd
6.75%, 12/15/2021 (e)	135	130	4.63%, 11/15/2020(e)	100	102
		$730
Home Equity Asset Backed Securities - 0.07%			Lodging - 0.20%
New Century Home Equity Loan Trust 2005-			Boyd Gaming Corp
1			6.88%, 05/15/2023	45	48
1.34%, 03/25/2035 (d)	25	25	Jack Ohio Finance LLC / Jack Ohio Finance 1
Saxon Asset Securities Trust 2004-1			Corp
2.28%, 03/25/2035 (d)	127	68	6.75%, 11/15/2021(e)	105	106
Specialty Underwriting & Residential Finance			MGM Resorts International
Trust Series 2004-BC1			6.00%, 03/15/2023	80	86
1.52%, 02/25/2035 (d)	123	115	6.63%, 12/15/2021	30	34
		$208	Wyndham Worldwide Corp
Housewares - 0.04%			2.50%, 03/01/2018	305	308
Newell Brands Inc					$582
3.15%, 04/01/2021	50	51	Machinery - Construction & Mining - 0.03%
3.85%, 04/01/2023	65	67	BlueLine Rental Finance Corp
		$118	7.00%, 02/01/2019(e)	20	20
Insurance - 1.30%			Vander Intermediate Holding II Corp
American Equity Investment Life Holding			9.75%, PIK 10.50%, 02/01/2019 (e),(f)	82	58
Co					$78
6.63%, 07/15/2021	75	78	Machinery - Diversified - 0.07%
American International Group Inc			Cloud Crane LLC
3.30%, 03/01/2021	290	297	10.13%, 08/01/2024 (e)	105	112
3.38%, 08/15/2020	385	396	Roper Technologies Inc
Arch Capital Finance LLC			3.80%, 12/15/2026	90	91
4.01%, 12/15/2026	115	117			$203
5.03%, 12/15/2046	65	68

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's)	Value (000's)	BONDS (continued)	Amount (000's)	Value (000's)
Media- 2.57%			Mining (continued)
21st Century Fox America Inc			Barrick Gold Corp
4.75%, 09/15/2044	$75	$75	4.10%, 05/01/2023	$385	$395
5.40%, 10/01/2043	230	248	Barrick North America Finance LLC
6.15%, 02/15/2041	115	136	4.40%, 05/30/2021	53	56
6.40%, 12/15/2035	210	251	5.75%, 05/01/2043	80	84
Altice Finco SA			BHP Billiton Finance USA Ltd
7.63%, 02/15/2025 (e)	275	278	2.05%, 09/30/2018	5	5
CCO Holdings LLC / CCO Holdings Capital			Corp Nacional del Cobre de Chile
Corp			4.50%, 09/16/2025(e)	200	203
5.13%, 05/01/2023 (e)	345	355	First Quantum Minerals Ltd
5.50%, 05/01/2026 (e)	35	36	7.00%, 02/15/2021(e)	110	109
5.75%, 02/15/2026 (e)	15	16	FMG Resources August 2006 Pty Ltd
Charter Communications Operating LLC /			6.88%, 04/01/2022(e)	135	140
Charter Communications Operating Capital			9.75%, 03/01/2022(e)	95	110
4.46%, 07/23/2022	350	366	Freeport-McMoRan Inc
4.91%, 07/23/2025	220	232	2.38%, 03/15/2018	75	75
6.38%, 10/23/2035	185	211	Hudbay Minerals Inc
6.48%, 10/23/2045	120	139	7.63%, 01/15/2025(e)	50	52
6.83%, 10/23/2055	170	199	Newmont Mining Corp
Comcast Corp			4.88%, 03/15/2042	115	108
3.15%, 03/01/2026	170	168	Taseko Mines Ltd
3.38%, 02/15/2025	335	339	7.75%, 04/15/2019	80	67
4.20%, 08/15/2034	35	36	Teck Resources Ltd
4.60%, 08/15/2045	25	26	3.75%, 02/01/2023	95	90
6.40%, 03/01/2040	250	325	6.25%, 07/15/2041	60	58
Cox Communications Inc			8.00%, 06/01/2021(e)	20	22
2.95%, 06/30/2023 (e)	190	179	8.50%, 06/01/2024(e)	15	17
CSC Holdings LLC					$1,869
10.13%, 01/15/2023 (e)	215	248	Miscellaneous Manufacturers - 0.21%
DISH DBS Corp			Bombardier Inc
5.88%, 07/15/2022	85	89	6.13%, 01/15/2023(e)	30	29
5.88%, 11/15/2024	110	113	7.50%, 03/15/2025(e)	155	153
6.75%, 06/01/2021	105	114	8.75%, 12/01/2021(e)	100	106
7.75%, 07/01/2026	25	28	General Electric Co
7.88%, 09/01/2019	274	304	5.30%, 02/11/2021	129	143
NBCUniversal Enterprise Inc			Ingersoll-Rand Global Holding Co Ltd
1.56%, 04/15/2018 (d),(e)	720	724	2.88%, 01/15/2019	150	153
RCN Telecom Services LLC / RCN Capital			5.75%, 06/15/2043	35	41
Corp					$625
8.50%, 08/15/2020 (e)	125	133	Mortgage Backed Securities - 3.13%
SFR Group SA			Fannie Mae REMIC Trust 2005-W2
7.38%, 05/01/2026 (e)	200	205	0.96%, 05/25/2035(d)	89	88
Time Warner Cable LLC			Fannie Mae REMICS
5.88%, 11/15/2040	135	144	2.25%, 07/25/2040	162	160
6.75%, 07/01/2018	120	128	3.00%, 04/25/2022(g)	840	47
Time Warner Inc			3.00%, 04/25/2027(g)	412	41
2.10%, 06/01/2019	135	135	3.50%, 11/25/2027(d),(g)	290	31
3.60%, 07/15/2025	220	219	3.50%, 07/25/2028(d),(g)	582	70
4.05%, 12/15/2023	135	139	3.50%, 03/25/2031(d),(g)	721	71
6.25%, 03/29/2041	165	193	5.24%, 07/25/2039(d),(g)	1,382	160
Unitymedia Hessen GmbH & Co KG /			5.24%, 07/25/2046(d),(g)	974	235
Unitymedia NRW GmbH			5.24%, 09/25/2046(d),(g)	969	238
5.50%, 01/15/2023 (e)	150	156	5.24%, 11/25/2046(d),(g)	1,085	226
Viacom Inc			5.34%, 02/25/2043(d),(g)	564	104
4.85%, 12/15/2034	295	263	5.34%, 03/25/2043(d),(g)	792	174
5.85%, 09/01/2043	85	83	5.34%, 09/25/2046(d),(g)	471	91
Virgin Media Finance PLC			5.34%, 09/25/2046(d),(g)	1,031	187
6.00%, 10/15/2024 (e)	200	206	5.34%, 09/25/2046(d),(g)	473	85
Walt Disney Co/The			5.74%, 03/25/2022(d),(g)	76	6
2.30%, 02/12/2021	45	45	Freddie Mac REMICS
WideOpenWest Finance LLC /			1.15%, 06/15/2023(d)	4	4
WideOpenWest Capital Corp			3.00%, 09/15/2025(d),(g)	232	13
10.25%, 07/15/2019	75	79	3.00%, 03/15/2026(d),(g)	484	25
Ziggo Secured Finance BV			3.00%, 05/15/2027(d),(g)	574	37
5.50%, 01/15/2027 (e)	150	146	3.00%, 10/15/2027(d),(g)	175	15
		$7,509	3.50%, 11/15/2020(d),(g)	704	32
Mining - 0.64%			3.50%, 09/15/2026(d),(g)	1,005	106
Alcoa Nederland Holding BV			4.00%, 11/15/2038(g)	1,146	130
6.75%, 09/30/2024 (e)	40	43	5.35%, 04/15/2040(d),(g)	1,413	258
7.00%, 09/30/2026 (e)	200	219	Ginnie Mae
Aleris International Inc			4.00%, 07/20/2036(d),(g)	187	2
9.50%, 04/01/2021 (e)	15	16	4.50%, 04/16/2044(g)	476	84
			4.86%, 02/20/2045(d),(g)	2,890	553

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Oil & Gas (continued)
Ginnie Mae (continued)			Exxon Mobil Corp (continued)
5.36%, 06/20/2046 (d),(g)	$976	$228	4.11%, 03/01/2046	$30	$31
5.39%, 07/16/2043 (d),(g)	671	119	Gulfport Energy Corp
5.46%, 09/20/2044 (d),(g)	1,104	225	6.38%, 05/15/2025(e)	75	76
5.46%, 11/20/2045 (d),(g)	2,941	603	Halcon Resources Corp
5.51%, 06/20/2044 (d),(g)	1,691	280	8.63%, 02/01/2020(e)	105	109
5.54%, 08/16/2045 (d),(g)	396	87	12.00%, 02/15/2022 (e)	9	10
5.86%, 03/20/2042 (d),(g)	874	230	Kerr-McGee Corp
5.89%, 04/16/2040 (d),(g)	1,040	226	7.88%, 09/15/2031	115	147
5.91%, 12/20/2042 (d),(g)	998	250	Laredo Petroleum Inc
5.94%, 04/16/2042 (d),(g)	1,842	397	5.63%, 01/15/2022	5	5
HomeBanc Mortgage Trust 2005-5			7.38%, 05/01/2022	45	47
1.10%, 01/25/2036 (d)	544	474	Marathon Oil Corp
JP Morgan Mortgage Trust 2016-2			6.60%, 10/01/2037	60	66
2.87%, 06/25/2046 (d),(e)	627	631	Marathon Petroleum Corp
JP Morgan Mortgage Trust 2016-3			4.75%, 09/15/2044	66	59
3.50%, 10/25/2046 (e)	551	561	Murphy Oil Corp
Sequoia Mortgage Trust 2016-3			6.88%, 08/15/2024	30	32
3.50%, 11/25/2046 (d),(e)	1,467	1,495	Nabors Industries Inc
Washington Mutual Mortgage Pass-Through			5.50%, 01/15/2023(e)	190	198
Certificates WMALT Series 2006-AR1 Trust			Noble Energy Inc
1.01%, 02/25/2036 (d)	121	91	5.05%, 11/15/2044	135	135
		$9,170	Northern Blizzard Resources Inc
Office & Business Equipment - 0.05%			7.25%, 02/01/2022(e)	93	93
Xerox Corp			Oasis Petroleum Inc
2.95%, 03/15/2017	80	80	6.50%, 11/01/2021	65	66
6.75%, 02/01/2017	10	10	6.88%, 03/15/2022	45	46
6.75%, 12/15/2039	50	50	6.88%, 01/15/2023	140	144
		$140	PDC Energy Inc
Oil & Gas - 2.72%			6.13%, 09/15/2024(e)	30	31
Anadarko Petroleum Corp			7.75%, 10/15/2022	45	48
3.45%, 07/15/2024	250	245	Petrobras Argentina SA
5.55%, 03/15/2026	260	291	7.38%, 07/21/2023(e)	65	63
6.60%, 03/15/2046	185	228	Petrobras Global Finance BV
Apache Corp			4.38%, 05/20/2023	250	218
4.25%, 01/15/2044	25	25	Petroleos Mexicanos
4.75%, 04/15/2043	90	93	4.88%, 01/18/2024	25	24
Baytex Energy Corp			5.38%, 03/13/2022(e)	130	133
5.13%, 06/01/2021 (e)	45	41	6.50%, 03/13/2027(e)	125	129
BP Capital Markets PLC			6.88%, 08/04/2026(e)	60	63
1.42%, 05/10/2019 (d)	650	650	Phillips 66
3.02%, 01/16/2027	165	159	4.65%, 11/15/2034	165	172
3.72%, 11/28/2028	165	168	Pioneer Natural Resources Co
Canadian Natural Resources Ltd			3.45%, 01/15/2021	280	286
3.90%, 02/01/2025	145	145	4.45%, 01/15/2026	35	37
Carrizo Oil & Gas Inc			Precision Drilling Corp
7.50%, 09/15/2020	125	129	7.75%, 12/15/2023(e)	10	11
Chesapeake Energy Corp			Repsol Oil & Gas Canada Inc
8.00%, 12/15/2022 (e)	150	162	7.75%, 06/01/2019	430	468
8.00%, 01/15/2025 (e)	25	25	Seven Generations Energy Ltd
Concho Resources Inc			6.75%, 05/01/2023(e)	20	21
4.38%, 01/15/2025	350	349	Shell International Finance BV
Continental Resources Inc/OK			4.00%, 05/10/2046	135	129
3.80%, 06/01/2024	425	392	Sunoco LP / Sunoco Finance Corp
4.50%, 04/15/2023	115	113	5.50%, 08/01/2020	60	61
5.00%, 09/15/2022	70	71	6.38%, 04/01/2023	90	91
Devon Energy Corp			Tesoro Corp
5.00%, 06/15/2045	40	39	4.75%, 12/15/2023(e)	85	86
5.60%, 07/15/2041	35	36	Whiting Petroleum Corp
Ecopetrol SA			5.00%, 03/15/2019	115	115
5.38%, 06/26/2026	45	45	5.75%, 03/15/2021	55	55
Encana Corp			Woodside Finance Ltd
5.88%, 05/28/2045	35	30	3.70%, 09/15/2026 (e)	125	122
5.15%, 11/15/2041	150	136	WPX Energy Inc
6.50%, 02/01/2038	45	49	7.50%, 08/01/2020	100	108
6.63%, 08/15/2037	50	54			$7,958
EP Energy LLC / Everest Acquisition Finance			Oil & Gas Services - 0.11%
Inc			Archrock Partners LP / Archrock Partners
6.38%, 06/15/2023	10	8	Finance Corp
8.00%, 11/29/2024 (e)	30	32	6.00%, 10/01/2022	55	54
9.38%, 05/01/2020	160	147	Chesapeake Oil Op/Fin Escrow Shares
Exxon Mobil Corp			0.00%, 11/15/2019(a),(b),(h)	90	—
2.22%, 03/01/2021	360	361

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Oil & Gas Services (continued)			Pharmaceuticals (continued)
PHI Inc			Valeant Pharmaceuticals International
5.25%, 03/15/2019	$65	$61	Inc (continued)
Schlumberger Investment SA			7.50%, 07/15/2021(e)	$135	$114
3.30%, 09/14/2021 (e)	85	88			$3,436
Weatherford International Ltd			Pipelines - 2.24%
8.25%, 06/15/2023	70	71	Antero Midstream Partners LP / Antero
9.88%, 02/15/2024 (e)	35	37	Midstream Finance Corp
		$311	5.38%, 09/15/2024(e)	35	35
Other Asset Backed Securities - 0.71%			Boardwalk Pipelines LP
CNH Equipment Trust 2014-C			3.38%, 02/01/2023	250	238
1.65%, 09/15/2021 (d)	500	500	5.95%, 06/01/2026	130	141
Dell Equipment Finance Trust 2015-2			Buckeye Partners LP
1.72%, 09/22/2020 (d),(e)	625	626	3.95%, 12/01/2026	275	268
JP Morgan Mortgage Acquisition Trust 2007-			Columbia Pipeline Group Inc
CH3			3.30%, 06/01/2020	400	407
0.91%, 03/25/2037 (d)	106	105	Enbridge Inc
Kubota Credit Owner Trust 2015-1			1.38%, 06/02/2017(d)	520	520
1.54%, 03/15/2019 (d),(e)	700	701	4.25%, 12/01/2026	270	276
Washington Mutural Asset-Backed			6.00%, 01/15/2077(d)	165	165
Certificates WMABS Series 2006-HE1 Trust			Energy Transfer Equity LP
0.94%, 04/25/2036 (d)	138	137	5.88%, 01/15/2024	50	52
		$2,069	Energy Transfer Partners LP
Packaging & Containers - 0.53%			4.05%, 03/15/2025	245	243
Ardagh Packaging Finance PLC / Ardagh			4.75%, 01/15/2026	55	57
Holdings USA Inc			4.90%, 03/15/2035	100	93
3.96%, 12/15/2019 (d),(e)	200	203	EnLink Midstream Partners LP
Crown Americas LLC / Crown Americas			4.15%, 06/01/2025	220	214
Capital Corp V			4.40%, 04/01/2024	320	318
4.25%, 09/30/2026 (e)	10	9	4.85%, 07/15/2026	45	45
Crown Cork & Seal Co Inc			5.05%, 04/01/2045	150	136
7.38%, 12/15/2026	132	148	Enterprise Products Operating LLC
Packaging Corp of America			3.70%, 02/15/2026	135	136
4.50%, 11/01/2023	330	350	4.90%, 05/15/2046	150	154
Reynolds Group Issuer Inc / Reynolds Group			Kinder Morgan Energy Partners LP
Issuer LLC / Reynolds Group Issuer			4.70%, 11/01/2042	300	280
(Luxembourg) S.A.			Kinder Morgan Inc/DE
4.38%, 07/15/2021 (d),(e)	40	41	3.05%, 12/01/2019	100	101
5.13%, 07/15/2023 (e)	65	66	Magellan Midstream Partners LP
5.75%, 10/15/2020	145	150	5.00%, 03/01/2026	65	71
7.00%, 07/15/2024 (e)	15	16	MPLX LP
WestRock RKT Co			4.88%, 06/01/2025	88	91
3.50%, 03/01/2020	565	579	ONEOK Partners LP
		$1,562	4.90%, 03/15/2025	185	198
Pharmaceuticals - 1.17%			Phillips 66 Partners LP
AbbVie Inc			3.55%, 10/01/2026	260	252
2.50%, 05/14/2020	300	300	Sabine Pass Liquefaction LLC
3.60%, 05/14/2025	50	49	5.00%, 03/15/2027(e)	35	35
4.45%, 05/14/2046	135	129	5.63%, 03/01/2025	175	187
4.70%, 05/14/2045	115	113	6.25%, 03/15/2022	110	120
Actavis Funding SCS			Tesoro Logistics LP / Tesoro Logistics
4.55%, 03/15/2035	230	228	Finance Corp
4.85%, 06/15/2044	145	144	5.25%, 01/15/2025	40	41
Baxalta Inc			6.13%, 10/15/2021	110	116
4.00%, 06/23/2025	55	55	6.25%, 10/15/2022	15	16
5.25%, 06/23/2045	130	139	6.38%, 05/01/2024	15	16
Forest Laboratories LLC			TransCanada PipeLines Ltd
5.00%, 12/15/2021 (e)	320	346	4.63%, 03/01/2034	135	142
Novartis Capital Corp			7.13%, 01/15/2019	95	104
4.00%, 11/20/2045	5	5	Western Gas Partners LP
Pfizer Inc			4.65%, 07/01/2026	115	119
3.00%, 12/15/2026	130	128	5.45%, 04/01/2044	285	294
4.13%, 12/15/2046	100	102	Williams Partners LP
4.40%, 05/15/2044	90	95	3.60%, 03/15/2022	245	246
Shire Acquisitions Investments Ireland DAC			4.00%, 09/15/2025	255	252
2.40%, 09/23/2021	475	459	5.10%, 09/15/2045	165	157
2.88%, 09/23/2023	335	318	Williams Partners LP / ACMP Finance Corp
3.20%, 09/23/2026	525	491	4.88%, 05/15/2023	210	214
Teva Pharmaceutical Finance Netherlands III					$6,550
BV			Private Equity - 0.06%
1.70%, 07/19/2019	185	182	Icahn Enterprises LP / Icahn Enterprises
Valeant Pharmaceuticals International Inc			Finance Corp
5.63%, 12/01/2021 (e)	50	39	4.88%, 03/15/2019	55	56

See accompanying notes.

Schedule of Investments Core Plus Bond Account December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Private Equity (continued)			REITS (continued)
Icahn Enterprises LP / Icahn Enterprises			VEREIT Operating Partnership
Finance Corp (continued)			LP (continued)
6.00%, 08/01/2020	$105	$107	4.88%, 06/01/2026	$130	$132
		$163			$5,015
Real Estate - 0.25%			Retail - 0.86%
American Campus Communities Operating			Claire's Stores Inc
Partnership LP			9.00%, 03/15/2019(e)	54	27
3.35%, 10/01/2020	235	239	CVS Health Corp
4.13%, 07/01/2024	205	210	4.75%, 12/01/2022	460	500
Crescent Communities LLC/Crescent			5.00%, 12/01/2024	190	208
Ventures Inc			5.13%, 07/20/2045	130	145
8.88%, 10/15/2021 (e)	85	86	CVS Pass-Through Trust
Kennedy-Wilson Inc			7.51%, 01/10/2032(e)	50	61
5.88%, 04/01/2024	80	82	Dollar Tree Inc
Prologis LP			5.75%, 03/01/2023	70	74
3.75%, 11/01/2025	100	102	Home Depot Inc/The
		$719	3.35%, 09/15/2025	215	221
REITS- 1.71%			5.88%, 12/16/2036	90	114
American Tower Corp			JC Penney Corp Inc
3.30%, 02/15/2021	80	81	5.65%, 06/01/2020	45	44
3.50%, 01/31/2023	260	261	5.88%, 07/01/2023(e)	25	26
Brixmor Operating Partnership LP			KFC Holding Co/Pizza Hut Holdings
4.13%, 06/15/2026	120	120	LLC/Taco Bell of America LLC
CC Holdings GS V LLC / Crown Castle GS			5.00%, 06/01/2024(e)	100	102
III Corp			5.25%, 06/01/2026(e)	80	81
3.85%, 04/15/2023	510	518	L Brands Inc
DuPont Fabros Technology LP			6.88%, 11/01/2035	60	61
5.88%, 09/15/2021	105	110	Landry's Inc
Equinix Inc			6.75%, 10/15/2024(e)	95	96
4.88%, 04/01/2020	35	36	Macy's Retail Holdings Inc
5.38%, 01/01/2022	35	37	6.90%, 04/01/2029	25	28
5.38%, 04/01/2023	115	119	McDonald's Corp
5.88%, 01/15/2026	40	42	2.10%, 12/07/2018	75	75
Essex Portfolio LP			2.75%, 12/09/2020	185	187
3.38%, 04/15/2026	355	343	4.70%, 12/09/2035	85	90
Healthcare Trust of America Holdings LP			4.88%, 12/09/2045	105	113
3.50%, 08/01/2026	325	311	Michaels Stores Inc
Hospitality Properties Trust			5.88%, 12/15/2020(e)	91	94
4.25%, 02/15/2021	355	367	PetSmart Inc
Iron Mountain Inc			7.13%, 03/15/2023(e)	90	92
4.38%, 06/01/2021 (e)	115	118	Tops Holding LLC / Tops Markets II Corp
Iron Mountain US Holdings Inc			8.00%, 06/15/2022(e)	100	86
5.38%, 06/01/2026 (e)	65	63			$2,525
iStar Inc			Savings & Loans - 0.08%
4.88%, 07/01/2018	35	35	Nationwide Building Society
5.00%, 07/01/2019	15	15	4.00%, 09/14/2026(e)	250	238
6.50%, 07/01/2021	30	31
9.00%, 06/01/2017	80	82	Semiconductors - 0.08%
Kimco Realty Corp			Micron Technology Inc
2.80%, 10/01/2026	105	98	5.50%, 02/01/2025	60	59
3.40%, 11/01/2022	190	193	5.63%, 01/15/2026(e)	20	20
4.25%, 04/01/2045	100	96	7.50%, 09/15/2023(e)	55	61
MGM Growth Properties Operating			QUALCOMM Inc
Partnership LP / MGP Finance Co-Issuer Inc			4.65%, 05/20/2035	40	42
5.63%, 05/01/2024 (e)	95	99	4.80%, 05/20/2045	40	43
MPT Operating Partnership LP / MPT Finance					$225
Corp			Shipbuilding - 0.04%
5.25%, 08/01/2026	30	29	Huntington Ingalls Industries Inc
6.38%, 03/01/2024	43	45	5.00%, 11/15/2025(e)	100	104
Realty Income Corp
3.00%, 01/15/2027	315	296	Software - 0.93%
Retail Properties of America Inc			Activision Blizzard Inc
4.00%, 03/15/2025	480	460	2.30%, 09/15/2021(e)	160	156
Select Income REIT			3.40%, 09/15/2026(e)	140	133
4.15%, 02/01/2022	250	247	6.13%, 09/15/2023(e)	240	263
Simon Property Group LP			First Data Corp
2.50%, 09/01/2020	145	146	5.00%, 01/15/2024(e)	125	126
Ventas Realty LP			5.75%, 01/15/2024(e)	40	41
3.13%, 06/15/2023	240	236	Microsoft Corp
3.25%, 10/15/2026	150	142	1.55%, 08/08/2021	120	116
VEREIT Operating Partnership LP			2.00%, 11/03/2020	170	170
4.13%, 06/01/2021	105	107	2.00%, 08/08/2023	215	205

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Software (continued)			Telecommunications (continued)
Microsoft Corp (continued)			AT&T Inc (continued)
2.40%, 08/08/2026	$225	$213	4.45%, 05/15/2021	$95	$100
3.45%, 08/08/2036	75	71	4.50%, 05/15/2035	365	353
3.70%, 08/08/2046	330	311	4.75%, 05/15/2046	155	147
4.45%, 11/03/2045	110	117	6.00%, 08/15/2040	195	214
MSCI Inc			6.38%, 03/01/2041	135	155
5.25%, 11/15/2024 (e)	75	79	CenturyLink Inc
5.75%, 08/15/2025 (e)	25	27	5.63%, 04/01/2025	35	33
Oracle Corp			7.50%, 04/01/2024	35	37
1.90%, 09/15/2021	75	73	Cisco Systems Inc
2.65%, 07/15/2026	105	100	1.85%, 09/20/2021	135	132
4.00%, 07/15/2046	410	392	2.20%, 02/28/2021	265	264
4.38%, 05/15/2055	130	129	2.50%, 09/20/2026	155	147
		$2,722	Deutsche Telekom International Finance BV
Sovereign - 0.93%			1.95%, 09/19/2021(e)	460	443
Argentine Republic Government International			Frontier Communications Corp
Bond			7.13%, 01/15/2023	80	72
7.50%, 04/22/2026 (e)	150	158	8.88%, 09/15/2020	25	27
Brazilian Government International Bond			11.00%, 09/15/2025	175	181
4.25%, 01/07/2025	200	187	10.50%, 09/15/2022	55	58
Croatia Government International Bond			Goodman Networks Inc
6.38%, 03/24/2021	200	218	12.13%, 07/01/2018 (h)	95	29
Dominican Republic International Bond			GTT Escrow Corp
6.88%, 01/29/2026 (e)	100	104	7.88%, 12/31/2024(e)	25	26
Hungary Government International Bond			Intelsat Jackson Holdings SA
5.38%, 02/21/2023	120	130	7.25%, 10/15/2020	95	74
Mexico Government International Bond			8.00%, 02/15/2024(e)	20	21
4.00%, 10/02/2023	130	130	Level 3 Communications Inc
Oman Government International Bond			5.75%, 12/01/2022	55	57
4.75%, 06/15/2026 (e)	200	193	Level 3 Financing Inc
Panama Government International Bond			5.13%, 05/01/2023	35	35
4.00%, 09/22/2024	200	204	5.38%, 01/15/2024	80	81
Peruvian Government International Bond			6.13%, 01/15/2021	40	42
5.63%, 11/18/2050	35	40	Ooredoo International Finance Ltd
Qatar Government International Bond			3.88%, 01/31/2028	250	241
3.25%, 06/02/2026 (e)	250	241	Sprint Capital Corp
Republic of Poland Government International			6.88%, 11/15/2028	85	84
Bond			Sprint Communications Inc
3.25%, 04/06/2026	75	72	6.00%, 11/15/2022	15	15
Romanian Government International Bond			7.00%, 08/15/2020	135	143
4.88%, 01/22/2024 (e)	70	74	9.00%, 11/15/2018(e)	20	22
Russian Foreign Bond - Eurobond			9.13%, 03/01/2017	25	25
5.00%, 04/29/2020	200	212	Sprint Corp
7.50%, 03/31/2030 (d)	174	209	7.13%, 06/15/2024	140	144
Saudi Government International Bond			7.88%, 09/15/2023	130	139
2.38%, 10/26/2021	200	194	T-Mobile USA Inc
Turkey Government International Bond			6.00%, 03/01/2023	60	63
5.75%, 03/22/2024	200	201	6.13%, 01/15/2022	20	21
Uruguay Government International Bond			6.25%, 04/01/2021	675	702
5.10%, 06/18/2050	60	54	6.50%, 01/15/2024	30	32
Venezuela Government International Bond			6.50%, 01/15/2026	95	103
12.75%, 08/23/2022	170	105	6.63%, 04/28/2021	85	89
		$2,726	Verizon Communications Inc
Student Loan Asset Backed Securities - 0.65%			2.63%, 02/21/2020	11	11
Navient Student Loan Trust 2015-1			2.63%, 08/15/2026	290	267
1.06%, 09/26/2022 (d)	1,133	1,129	2.71%, 09/14/2018(d)	750	767
SLM Private Education Loan Trust 2012-A			4.52%, 09/15/2048	256	245
2.10%, 08/15/2025 (d),(e)	37	37	5.01%, 08/21/2054	226	225
SLM Private Education Loan Trust 2012-E			5.15%, 09/15/2023	150	166
1.45%, 10/16/2023 (d),(e)	44	44	Vodafone Group PLC
SLM Private Education Loan Trust 2013-A			2.50%, 09/26/2022	360	345
1.30%, 08/15/2022 (d),(e)	429	430	Wind Acquisition Finance SA
SoFi Professional Loan Program 2016-D			7.38%, 04/23/2021(e)	290	302
LLC					$7,758
1.53%, 04/25/2033 (e)	272	271	Transportation - 0.59%
		$1,911	Burlington Northern Santa Fe LLC
Telecommunications - 2.65%			3.85%, 09/01/2023	185	196
AT&T Inc			CSX Corp
2.45%, 06/30/2020	230	228	3.70%, 10/30/2020	320	332
3.60%, 02/17/2023	215	217	3.95%, 05/01/2050	50	45
3.80%, 03/15/2022	335	343	5.50%, 04/15/2041	85	98
			Eletson Holdings Inc
4.13%, 02/17/2026	90	91	9.63%, 01/15/2022(e)	110	80
See accompanying notes.			174

Schedule of Investments
Core Plus Bond Account
December 31, 2016

	Principal		SENIOR FLOATING RATE INTERESTS	Principal
BONDS (continued)	Amount (000's)	Value (000's)	(continued)	Amount (000's)	Value(000's)
Transportation (continued)			Computers - 0.01%
FedEx Corp			CompuCom Systems Inc, Term Loan B
4.55%, 04/01/2046	$35	$35	4.25%, 05/09/2020(d)	$40	$31
4.75%, 11/15/2045	345	357
Hornbeck Offshore Services Inc			Consumer Products - 0.02%
5.00%, 03/01/2021	65	44	Dell International LLC, Term Loan B
Navios Maritime Acquisition Corp / Navios			4.02%, 06/02/2023(d)	60	61
Acquisition Finance US Inc
8.13%, 11/15/2021 (e)	190	161	Diversified Financial Services - 0.05%
Navios Maritime Holdings Inc / Navios			Delos Finance Sarl, Term Loan B
Maritime Finance II US Inc			3.75%, 02/26/2021(d)	150	151
7.38%, 01/15/2022 (e)	140	84
Navios South American Logistics Inc / Navios			Electric - 0.02%
Logistics Finance US Inc			Dynegy Inc, Term Loan C
7.25%, 05/01/2022 (e)	185	175	5.00%, 06/22/2023(d)	50	51
Union Pacific Corp
3.80%, 10/01/2051	77	72	Entertainment - 0.21%
4.38%, 11/15/2065	60	60	CCM Merger Inc, Term Loan B
		$1,739	4.02%, 08/06/2021(d)	150	151
Trucking & Leasing - 0.07%			Eldorado Resorts Inc, Term Loan B
Penske Truck Leasing Co Lp / PTL Finance			4.25%, 07/15/2022(d)	63	64
Corp			Lions Gate Entertainment Corp, Term Loan
3.38%, 02/01/2022 (e)	200	202	B
			3.75%, 10/13/2023(d)	195	196
TOTAL BONDS		$188,780	WMG Acquisition Corp, Term Loan
	Principal		3.75%, 10/20/2023(d)	209	210
CONVERTIBLE BONDS - 0.02%	Amount (000's)	Value (000's)			$621
Semiconductors - 0.02%			Food- 0.03%
Jazz US Holdings Inc			B&G Foods Inc, Term Loan B
8.00%, 12/31/2018	30	58	3.75%, 10/21/2022(d)	34	35
			JBS USA LUX SA, Term Loan B
TOTAL CONVERTIBLE BONDS		$58	4.00%, 08/18/2022(d)	25	25
SENIOR FLOATING RATE INTERESTS -	Principal		Pinnacle Foods Finance LLC, Term Loan I
2.19%	Amount (000's)	Value (000's)	3.51%, 01/13/2023(d)	40	40
Aerospace & Defense - 0.03%					$100
B/E Aerospace Inc, Term Loan B			Forest Products & Paper - 0.08%
3.89%, 12/16/2021 (d)	$85	$85	Caraustar Industries Inc, Term Loan B
			8.00%, 04/26/2019(d)	82	83
Automobile Manufacturers - 0.05%			8.00%, 05/01/2019(d)	150	153
FCA US LLC, Term Loan B					$236
3.50%, 05/24/2017 (d)	72	72	Healthcare - Products - 0.05%
Navistar Inc, Term Loan B			Kinetic Concepts Inc, Term Loan F1
6.50%, 08/06/2020 (d)	74	75	5.00%, 11/04/2020(d)	61	61
		$147	Mallinckrodt International Finance SA, Term
Beverages- 0.01%			Loan B
9941762 Canada Inc, Term Loan B1			3.50%, 03/19/2021(d)	84	84
0.00%, 11/15/2023 (d),(i)	25	25			$145
			Healthcare - Services - 0.18%
Building Materials - 0.03%			Acadia Healthcare Co Inc, Term Loan B2
GYP Holdings III Corp, Term Loan			3.76%, 02/16/2023(d)	55	55
4.50%, 04/01/2021 (d)	87	88	DaVita Inc, Term Loan B
			3.52%, 06/18/2021(d)	44	44
Chemicals - 0.17%			Lantheus Medical Imaging Inc, Term Loan B
A Schulman Inc, Term Loan B			7.00%, 06/24/2022(d)	179	179
4.00%, 05/11/2022 (d)	52	52	MPH Acquisition Holdings LLC, Term Loan
Aruba Investments Inc, Term Loan B			B
4.50%, 02/02/2022 (d)	15	14	5.00%, 05/25/2023(d)	158	161
Emerald Performance Materials LLC, Term			Radnet Management Inc, Term Loan B
Loan			4.77%, 06/30/2023(d)	14	14
8.75%, 07/22/2022 (d)	140	140	8.00%, 03/25/2021(d)	89	87
Ineos US Finance LLC, Term Loan B					$540
3.75%, 12/15/2020 (d)	174	175	Insurance - 0.09%
Methanol Holdings Trinidad Ltd, Term Loan			Asurion LLC, Term Loan
B			8.50%, 02/19/2021(d)	65	66
4.27%, 06/16/2022 (d)	112	110	Asurion LLC, Term Loan B2
		$491	4.02%, 07/08/2020(d)	57	57
Commercial Services - 0.03%			Lonestar Intermediate Super Holdings LLC,
Fly Funding II Sarl, Term Loan			PIK Term Loan
3.64%, 02/28/2022 (d)	77	78	10.00%, PIK 10.00%, 08/10/2021(d),(f)	145	149
					$272

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

SENIOR FLOATING RATE INTERESTS	Principal		SENIOR FLOATING RATE INTERESTS	Principal
(continued)	Amount (000's) Value (000's)		(continued)	Amount (000's) Value (000's)
Internet - 0.03%			Pharmaceuticals (continued)
Zayo Group LLC, Term Loan B			Grifols Worldwide Operations USA Inc, Term
3.75%, 05/06/2021 (d)	$81	$82	Loan B
			3.72%, 03/05/2021(d)	$82	$83
Investment Companies - 0.02%			Valeant Pharmaceuticals International Inc,
Frank Russell Co, Term Loan B			Term Loan BE1
6.75%, 05/10/2023 (d)	55	56	5.25%, 08/05/2020(d)	104	104
			Valeant Pharmaceuticals International Inc,
Lodging - 0.03%			Term Loan BF1
Hilton Worldwide Finance LLC, Term Loan			5.50%, 04/01/2022(d)	47	47
B1					$342
3.50%, 10/25/2023 (d)	6	6	REITS- 0.10%
Hilton Worldwide Finance LLC, Term Loan			iStar Inc, Term Loan B
B2			5.50%, 07/01/2020(d)	239	242
3.26%, 10/25/2023 (d)	86	87	MGM Growth Properties Operating
		$93	Partnership LP, Term Loan B
Media- 0.06%			3.50%, 04/25/2023(d)	40	40
SFR Group SA, Term Loan B7					$282
5.14%, 01/08/2024 (d)	50	50	Retail - 0.28%
Univision Communications Inc, Term Loan			Academy Ltd, Term Loan B
C3			5.00%, 06/16/2022(d)	131	121
4.00%, 03/01/2020 (d)	24	24	Dollar Tree Inc, Term Loan B2
Univision Communications Inc, Term Loan			4.18%, 07/06/2022(d)	130	132
C4			FOCUS Brands Inc, Term Loan
4.00%, 03/01/2020 (d)	73	74	5.00%, 10/03/2023(d)	203	207
WideOpenWest Finance LLC, Term Loan B			JC Penney Corp Inc, Term Loan B
4.50%, 08/11/2023 (d)	19	20	5.25%, 06/09/2023(d)	45	45
		$168	KFC Holding Co, Term Loan B
Mining - 0.02%			3.49%, 06/02/2023(d)	75	76
FMG Resources August 2006 Pty Ltd, Term			Landry's Inc, Term Loan
Loan B			4.00%, 09/21/2023(d)	50	50
3.75%, 06/30/2019 (d)	52	52	Michaels Stores Inc, Term Loan B1
			3.75%, 01/27/2023(d)	100	101
Oil & Gas - 0.14%			PetSmart Inc, Term Loan B
California Resources Corp, Term Loan			4.00%, 03/11/2022(d)	93	93
11.37%, 12/31/2021 (d)	100	111			$825
Chesapeake Energy Corp, Term Loan 1.5			Semiconductors - 0.09%
8.50%, 08/17/2021 (d)	110	119	Avago Technologies Cayman Finance Ltd,
Drillships Financing Holding Inc, Term Loan			Term Loan B3
B1			3.70%, 02/01/2023(d)	142	144
6.00%, 03/31/2021 (d)	66	43	NXP BV, Term Loan B
EP Energy LLC, Term Loan 1.5			3.27%, 12/07/2020(d)	115	116
9.75%, 06/30/2021 (d)	40	42			$260
Seadrill Operating LP, Term Loan B			Software - 0.04%
4.00%, 02/12/2021 (d)	130	88	Evergreen Skills Lux Sarl, Term Loan
		$403	4.00%, 04/08/2021(d)	52	53
Oil & Gas Services - 0.05%			First Data Corp, Term Loan
Navios Maritime Midstream Partners LP,			3.75%, 03/24/2021(d)	18	18
Term Loan B			3.76%, 07/08/2022(d)	56	56
5.50%, 06/15/2020 (d)	112	110			$127
Seventy Seven Operating LLC, Term Loan B			Telecommunications - 0.07%
3.89%, 06/17/2021 (d)	29	29	GTT Communications Inc, Term Loan
		$139	0.00%, 12/13/2023(d),(i)	75	76
Packaging & Containers - 0.08%			Radiate Holdco LLC, Term Loan
Berry Plastics Corp, Term Loan H			0.00%, 12/09/2023(d),(i)	115	116
3.75%, 10/01/2022 (d)	37	37			$192
Coveris Holdings SA, Term Loan B			TOTAL SENIOR FLOATING RATE INTERESTS		$6,393
4.50%, 05/08/2019(d)	50	50	U.S. GOVERNMENT & GOVERNMENT	Principal
Flex Acquisition Co Inc, Term Loan			AGENCY OBLIGATIONS - 35.29%	Amount (000's)	Value (000's)
0.00%, 12/06/2017 (b),(d),(i)	100	100
			Federal Home Loan Mortgage Corporation (FHLMC) - 4.51%
Flex Acquisition Co Inc, Term Loan			2.75%, 02/01/2037(d)	$23	$24
0.00%, 12/16/2023 (d),(i)	10	10	2.86%, 02/01/2034(d)	3	3
SIG Combibloc US Acquisition Inc, Term			3.00%, 11/01/2042	409	408
Loan B			3.00%, 03/01/2043	1,815	1,814
4.00%, 03/11/2022 (d)	52	53	3.50%, 01/01/2042(j)	800	819
		$250	3.50%, 04/01/2046	1,894	1,946
Pharmaceuticals - 0.12%			4.00%, 02/01/2044	464	490
DPx Holdings BV, Term Loan B			4.00%, 10/01/2044	635	669
4.25%, 01/22/2021 (d)	63	63	4.00%, 01/01/2045	625	660
Endo Luxembourg Finance Co I Sarl, Term			4.00%, 01/01/2046	1,279	1,345
Loan B			4.50%, 07/01/2024	32	33
3.81%, 06/24/2022 (d)	45	45	4.50%, 12/01/2043	1,700	1,840
			4.50%, 09/01/2044	408	440

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal		U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)						Federal National Mortgage Association (FNMA) (continued)
5.00	%,	05/01/2018		$41	$42	5.50	%,	02/01/2037		$11	$12
5.00	%,	06/01/2031		176	193	5.50	%,	05/01/2040		61	67
5.00	%,	10/01/2035		63	70	6.00	%,	05/01/2031		4	4
5.00	%,	06/01/2041		1,830	2,020	6.00	%,	07/01/2035		230	263
6.00	%,	03/01/2031		16	18	6.00	%,	02/01/2037		175	198
6.00	%,	06/01/2032		35	40	6.00	%,	02/01/2038		92	106
6.00	%,	10/01/2032		21	24	6.50	%,	03/01/2032		10	11
6.00	%,	01/01/2038		99	114	6.50	%,	07/01/2037		66	78
6.50	%,	03/01/2029		5	6	6.50	%,	07/01/2037		43	48
6.50	%,	05/01/2029		7	9	6.50	%,	02/01/2038		54	63
6.50	%,	04/01/2031		3	4	6.50	%,	03/01/2038		24	27
6.50	%,	02/01/2032		7	8	6.50	%,	09/01/2038		244	276
6.50	%,	05/01/2032		7	8	7.00	%,	02/01/2032		17	18
6.50	%,	05/01/2032		8	9						$37,577
6.50	%,	04/01/2035		11	13	Government National Mortgage Association (GNMA) - 4.25%
7.00	%,	12/01/2029		21	23	2.13	%,	07/20/2043	(d)	291	298
7.00	%,	06/01/2030		4	5	3.00	%,	01/01/2043		1,500	1,519
7.00	%,	12/01/2030		3	4	3.00	%,	02/15/2043		568	576
7.00	%,	01/01/2031		1	1	3.00	%,	07/20/2044		872	886
7.00	%,	01/01/2031		3	4	3.00	%,	01/20/2046		612	621
7.00	%,	12/01/2031		35	36	3.50	%,	10/15/2042		70	73
7.50	%,	04/01/2030		4	5	3.50	%,	01/01/2047		4,050	4,210
7.50	%,	09/01/2030		1	1	4.00	%,	02/15/2042		228	244
7.50	%,	03/01/2031		12	14	4.00	%,	02/20/2046		494	525
8.00	%,	09/01/2030		36	39	4.50	%,	09/15/2039		764	843
					$13,201	4.50	%,	11/15/2040		190	208
Federal National Mortgage Association (FNMA) - 12.84%						4.50	%,	07/20/2045		558	596
2.50	%,	03/01/2030		801	804	5.00	%,	02/15/2034		364	402
2.50	%,	01/01/2032	(j)	3,880	3,886	5.00	%,	10/15/2034		130	144
2.62	%,	07/01/2034	(d)	3	3	5.00	%,	10/20/2039		77	85
3.00	%,	01/01/2028	(j)	750	770	5.00	%,	07/20/2040		46	49
3.00	%,	10/01/2030		2,142	2,201	5.00	%,	02/15/2042		148	163
3.00	%,	03/01/2034		503	511	5.50	%,	12/20/2033		178	200
3.00	%,	11/01/2042		1,020	1,020	5.50	%,	05/20/2035		20	22
3.00	%,	05/01/2043		250	250	6.00	%,	01/20/2029		34	39
3.00	%,	01/01/2046	(j)	3,950	3,924	6.00	%,	07/20/2029		6	7
3.50	%,	04/01/2030		590	621	6.00	%,	12/15/2033		32	36
3.50	%,	08/01/2034		595	618	6.00	%,	12/20/2036		99	112
3.50	%,	01/01/2041		55	57	6.50	%,	03/20/2028		5	6
3.50	%,	11/01/2042		1,170	1,209	6.50	%,	05/20/2029		5	6
3.50	%,	01/01/2043	(j)	2,125	2,178	6.50	%,	12/15/2032		452	517
3.50	%,	07/01/2043		1,241	1,279	7.00	%,	03/15/2031		14	15
3.50	%,	07/01/2043		471	485	7.50	%,	05/15/2029		18	18
3.50	%,	09/01/2044		2,761	2,842	8.00	%,	12/15/2030		8	10
3.50	%,	11/01/2044		2,345	2,412						$12,430
3.50	%,	04/01/2046		750	769	U.S. Treasury - 12.98%
4.00	%,	10/01/2019		27	28	0.88	%,	04/30/2017	(k)	615	616
4.00	%,	08/01/2020		148	153	0.88	%,	07/15/2018		1,125	1,121
4.00	%,	03/01/2034		632	680	1.25	%,	10/31/2021		975	945
4.00	%,	11/01/2040		1,972	2,087	1.25	%,	07/31/2023		1,405	1,323
4.00	%,	09/01/2043		844	892	1.38	%,	01/31/2020		5,825	5,803
4.00	%,	06/01/2044		415	439	1.38	%,	03/31/2020		250	249
4.00	%,	05/01/2045		660	698	1.38	%,	04/30/2020		300	298
4.00	%,	12/01/2045		1,104	1,163	1.50	%,	08/15/2026		570	524
4.50	%,	07/01/2025		81	86	1.63	%,	10/31/2023		370	356
4.50	%,	11/01/2040		1,212	1,310	1.75	%,	09/30/2019	(l)	3,980	4,019
4.50	%,	09/01/2041		337	364	1.75	%,	11/30/2021		4,600	4,566
4.50	%,	12/01/2044		219	236	1.75	%,	04/30/2022		385	380
5.00	%,	02/01/2035		232	257	1.75	%,	09/30/2022		50	49
5.00	%,	06/01/2040		20	21	1.88	%,	11/30/2021		2,550	2,543
5.00	%,	10/01/2041		314	344	2.00	%,	05/31/2021		720	724
5.00	%,	01/01/2042		318	350	2.00	%,	10/31/2021		540	542
5.50	%,	06/01/2019		21	21	2.00	%,	02/15/2025		1,300	1,265
5.50	%,	07/01/2019		11	12	2.13	%,	11/30/2023		50	50
5.50	%,	07/01/2019		6	6	2.25	%,	08/15/2046		190	160
5.50	%,	08/01/2019		17	18	2.50	%,	05/15/2046		160	142
5.50	%,	08/01/2019		3	3	2.63	%,	01/31/2018		1,700	1,730
5.50	%,	10/01/2019		26	27	2.75	%,	08/15/2042		210	198
5.50	%,	10/01/2019		30	31	2.88	%,	08/15/2045		815	784
5.50	%,	12/01/2022		30	33	3.00	%,	11/15/2044		1,450	1,432
5.50	%,	07/01/2033		395	443	3.00	%,	05/15/2045		190	187
5.50	%,	04/01/2035		40	44	3.00	%,	11/15/2045		2,000	1,973
5.50	%,	08/01/2036		733	821	3.13	%,	02/15/2042		590	599

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
U.S. Treasury (continued)
3.13%, 08/15/2044	$70	$71
3.75%, 11/15/2043	1,500	1,701
4.75%, 02/15/2037	2,810	3,657
		$38,007
U.S. Treasury Inflation-Indexed Obligations - 0.71%
0.13%, 04/15/2019	165	167
0.25%, 01/15/2025	1,934	1,902
		$2,069
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$103,284
Total Investments		$309,021
Other Assets and Liabilities - (5.59)%		$(16,353)
TOTAL NET ASSETS - 100.00%		$292,668

(a)	Non-Income Producing Security
(b)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Inputs used in the valuation may be unobservable; however, not all securities are included in Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $100 or 0.03% of net assets.

(c)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(d)	Variable Rate. Rate shown is in effect at December 31, 2016.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $37,227 or 12.72% of net assets.

(f)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(g)	Security is an Interest Only security
(h)	Security is Illiquid. At the end of the period, the value of these securities totaled $29 or 0.01% of net assets.
(i)	This Senior Floating Rate Note will settle after December 31, 2016, at which time the interest rate will be determined.
(j)	Security was purchased in a "to-be-announced" ("TBA") transaction. See Notes to Financial Statements for additional information.
(k)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $361 or 0.12% of net assets.
(l)

Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $606 or 0.21% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	30.29%
Government	14.62%
Financial	13.05%
Asset Backed Securities	12.12%
Consumer, Non-cyclical	7.88%
Communications	5.61%
Energy	5.31%
Consumer, Cyclical	3.92%
Investment Companies	3.09%
Utilities	3.00%
Industrial	2.89%
Basic Materials	1.98%
Technology	1.83%
Other Assets and Liabilities	(5.59)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Core Plus Bond Account
December 31, 2016

Exchange Cleared Credit Default Swaps

Buy Protection
		Implied
		Credit Spread
		as of		(Pay)/			Upfront		Unrealized
		December 31,		Receive Fixed	Expiration	Notional	Premiums		Appreciation/
	Reference Entity	2016	(a)	Rate	Date	Amount	Paid/(Received)		(Depreciation)	Fair Value
	CDX.NA.HY.27	N/A		(5.00)%	12/20/2021	$4,900	$(198	) $	(105)	$(303)
	CDX.NA.HY.27	N/A		(5.00)%	12/20/2021	2,300	(65)		(78)	(143)
Total							$(263	) $	(183)	$(446)

Amounts in thousands

(a) Implied credit spreads, represented in absolute terms, used in determining the market value of credit default swap agreements on corporate issues or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

		Futures Contracts			Unrealized
					Appreciation/
Type	Long/Short	Contracts	Notional Value	Fair Value	(Depreciation)
US 10 Year Ultra Note; March 2017	Short	27	$3,589	$3,620	$(31)
US 2 Year Note; March 2017	Short	40	8,678	8,668	10
US 5 Year Note; March 2017	Long	33	3,897	3,883	(14)
US Ultra Bond; March 2017	Long	14	2,275	2,244	(31)
Total					$(66)
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
Diversified Balanced Account
December 31, 2016

INVESTMENT COMPANIES - 100.03%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 15.09%
International Equity Index Fund (a)	8,617,303	$77,211
MidCap S&P 400 Index Fund (a)	2,239,827	44,371
SmallCap S&P 600 Index Fund (a)	1,732,453	44,281
$165,863
Principal Variable Contracts Funds, Inc. Class 1 - 84.94%
Bond Market Index Account (a)	53,968,119	553,173
LargeCap S&P 500 Index Account (a)	24,669,517	380,898
$934,071
TOTAL INVESTMENT COMPANIES	$1,099,934
Total Investments	$1,099,934
Other Assets and Liabilities - (0.03)%	$(287)
TOTAL NET ASSETS - 100.00%	$1,099,647

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type	Percent
Fixed Income Funds	50.30%
Domestic Equity Funds	42.71%
International Equity Funds	7.02%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

December 31,	December 31,	December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	50,813,812	$511,814	8,677,273	$90,570	5,522,966	$57,550	53,968,119	$544,840
International Equity Index Fund	7,867,228	77,275	2,093,563	18,462	1,343,488	12,127	8,617,303	83,600
LargeCap S&P 500 Index Account	24,934,691	242,039	3,614,401	51,807	3,879,575	57,642	24,669,517	238,182
MidCap S&P 400 Index Fund	2,342,483	35,165	416,375	7,571	519,031	9,798	2,239,827	33,123
SmallCap S&P 600 Index Fund	1,892,320	33,588	399,026	9,032	558,893	13,424	1,732,453	29,674
$899,881	$177,442	$150,541	$929,419

Realized Gain/Loss	Realized Gain from
Income	on Investments	Capital Gain Distributions
Bond Market Index Account	$	9,707	$6	$—
International Equity Index Fund	2,117	(10)	—
LargeCap S&P 500 Index Account	6,282	1,978	9,164
MidCap S&P 400 Index Fund	619	185	2,109
SmallCap S&P 600 Index Fund	623	478	2,230
$	19,348	$2,637	$13,503
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified Balanced Managed Volatility Account
December 31, 2016

INVESTMENT COMPANIES - 100.03%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 15.08%
International Equity Index Fund (a)	1,321,845	$11,844
MidCap S&P 400 Index Fund (a)	343,517	6,805
SmallCap S&P 600 Index Fund (a)	265,706	6,791
$25,440
Principal Variable Contracts Funds, Inc. Class 1 - 84.95%
Bond Market Index Account (a)	8,277,668	84,846
LargeCap S&P 500 Managed Volatility Index	4,816,118	58,516
Account (a)
$143,362
TOTAL INVESTMENT COMPANIES	$168,802
Total Investments	$168,802
Other Assets and Liabilities - (0.03)%	$(46)
TOTAL NET ASSETS - 100.00%	$168,756

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type	Percent
Fixed Income Funds	50.28%
Domestic Equity Funds	42.73%
International Equity Funds	7.02%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

December 31,	December 31,	December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	6,817,647	$69,933	2,220,258	$23,200	760,237	$7,910	8,277,668	$85,222
International Equity Index Fund	1,055,620	10,691	465,152	4,123	198,927	1,792	1,321,845	13,023
LargeCap S&P 500 Managed	4,281,462	47,120	1,200,503	13,695	665,847	7,744	4,816,118	53,114
Volatility Index Account
MidCap S&P 400 Index Fund	314,314	6,082	105,621	1,949	76,418	1,440	343,517	6,596
SmallCap S&P 600 Index Fund	253,917	6,107	94,275	2,158	82,486	1,981	265,706	6,321
$139,933	$45,125	$20,867	$164,276

Realized Gain/Loss	Realized Gain from
Income	on Investments	Capital Gain Distributions
Bond Market Index Account	$	1,419	$(1)	$—
International Equity Index Fund	320	1	—
LargeCap S&P 500 Managed Volatility
Index Account	812	43	484
MidCap S&P 400 Index Fund	94	5	319
SmallCap S&P 600 Index Fund	94	37	337
$	2,739	$85	$1,140
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified Growth Account
December 31, 2016

INVESTMENT COMPANIES - 100.03%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 20.14%
International Equity Index Fund (a)	40,245,909	$360,604
MidCap S&P 400 Index Fund (a)	9,152,295	181,307
SmallCap S&P 600 Index Fund (a)	7,079,120	180,942
$722,853
Principal Variable Contracts Funds, Inc. Class 1 - 79.89%
Bond Market Index Account (a)	123,505,904	1,265,935
LargeCap S&P 500 Index Account (a)	103,694,147	1,601,038
$2,866,973
TOTAL INVESTMENT COMPANIES	$3,589,826
Total Investments	$3,589,826
Other Assets and Liabilities - (0.03)%	$(925)
TOTAL NET ASSETS - 100.00%	$3,588,901

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type	Percent
Domestic Equity Funds	54.70%
Fixed Income Funds	35.28%
International Equity Funds	10.05%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

December 31,	December 31,	December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	110,605,381	$1,116,309	23,917,565	$249,327	11,017,042	$114,556	123,505,904	$1,251,041
International Equity Index Fund	34,947,810	351,945	9,543,956	84,361	4,245,857	38,372	40,245,909	397,904
LargeCap S&P 500 Index Account	99,688,722	1,086,447	13,998,202	201,998	9,992,777	148,942	103,694,147	1,140,718
MidCap S&P 400 Index Fund	9,105,130	147,871	1,588,136	29,225	1,540,971	29,084	9,152,295	148,298
SmallCap S&P 600 Index Fund	7,355,404	144,123	1,514,967	34,678	1,791,251	43,259	7,079,120	136,865
$2,846,695	$599,589	$374,213	$3,074,826

Realized Gain/Loss	Realized Gain from
Income	on Investments	Capital Gain Distributions
Bond Market Index Account	$	21,489	$(39)	$—
International Equity Index Fund	9,893	(30)	—
LargeCap S&P 500 Index Account	25,541	1,215	37,259
MidCap S&P 400 Index Fund	2,514	286	8,559
SmallCap S&P 600 Index Fund	2,527	1,323	9,045
$	61,964	$2,755	$54,863
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified Growth Managed Volatility Account
December 31, 2016

INVESTMENT COMPANIES - 100.03%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 20.13%
International Equity Index Fund (a)	3,515,244	$31,497
MidCap S&P 400 Index Fund (a)	799,367	15,835
SmallCap S&P 600 Index Fund (a)	618,299	15,804
$63,136
Principal Variable Contracts Funds, Inc. Class 1 - 79.90%
Bond Market Index Account (a)	10,787,482	110,572
LargeCap S&P 500 Managed Volatility Index 11,526,621	140,048
Account (a)
$250,620
TOTAL INVESTMENT COMPANIES	$313,756
Total Investments	$313,756
Other Assets and Liabilities - (0.03)%	$(84)
TOTAL NET ASSETS - 100.00%	$313,672

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type	Percent
Domestic Equity Funds	54.74%
Fixed Income Funds	35.25%
International Equity Funds	10.04%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

December 31,	December 31,	December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	8,723,872	$89,404	3,040,820	$31,784	977,210	$10,167	10,787,482	$111,021
International Equity Index Fund	2,756,555	28,002	1,170,551	10,378	411,862	3,719	3,515,244	34,663
LargeCap S&P 500 Managed	10,062,306	110,845	2,565,442	29,190	1,101,127	12,861	11,526,621	127,232
Volatility Index Account
MidCap S&P 400 Index Fund	718,180	13,911	223,811	4,121	142,624	2,693	799,367	15,351
SmallCap S&P 600 Index Fund	580,172	13,984	201,375	4,592	163,248	3,940	618,299	14,714
$256,146	$80,065	$33,380	$302,981

Realized Gain/Loss	Realized Gain from
Income	on Investments	Capital Gain Distributions
Bond Market Index Account	$	1,842	$—	$—
International Equity Index Fund	864	2	—
LargeCap S&P 500 Managed Volatility
Index Account	1,936	58	1,153
MidCap S&P 400 Index Fund	219	12	744
SmallCap S&P 600 Index Fund	220	78	787
$	5,081	$150	$2,684
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified Income Account
December 31, 2016

INVESTMENT COMPANIES - 100.03%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 10.04%
International Equity Index Fund (a)	1,135,494	$10,174
MidCap S&P 400 Index Fund (a)	387,375	7,674
SmallCap S&P 600 Index Fund (a)	299,621	7,658
$25,506
Principal Variable Contracts Funds, Inc. Class 1 - 89.99%
Bond Market Index Account (a)	16,178,089	165,826
LargeCap S&P 500 Index Account (a)	4,063,303	62,737
$228,563
TOTAL INVESTMENT COMPANIES	$254,069
Total Investments	$254,069
Other Assets and Liabilities - (0.03)%	$(68)
TOTAL NET ASSETS - 100.00%	$254,001

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type	Percent
Fixed Income Funds	65.29%
Domestic Equity Funds	30.73%
International Equity Funds	4.01%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

December 31,	December 31,	December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Bond Market Index Account	12,714,521	$129,365	5,600,939	$58,724	2,137,371	$22,384	16,178,089	$165,709
International Equity Index Fund	865,340	8,768	519,366	4,614	249,212	2,253	1,135,494	11,130
LargeCap S&P 500 Index Account	3,428,317	41,108	1,589,753	23,130	954,767	14,196	4,063,303	50,072
MidCap S&P 400 Index Fund	338,175	5,822	166,156	3,074	116,956	2,220	387,375	6,691
SmallCap S&P 600 Index Fund	273,191	5,787	144,258	3,303	117,828	2,830	299,621	6,313
$190,850	$92,845	$43,883	$239,915

Realized Gain/Loss	Realized Gain from
Income	on Investments	Capital Gain Distributions
Bond Market Index Account	$	2,754	$4	$—
International Equity Index Fund	280	1	—
LargeCap S&P 500 Index Account	979	30	1,429
MidCap S&P 400 Index Fund	107	15	366
SmallCap S&P 600 Index Fund	108	53	386
$	4,228	$103	$2,181
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Diversified International Account
December 31, 2016

COMMON STOCKS - 98.34%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.99%				Commercial Services (continued)
WPP PLC	109,630	$2,440		Qualicorp SA	79,600	$470
				TAL Education Group ADR (a)	14,559	1,021
Aerospace & Defense - 0.54%						$6,349
Thales SA	13,565	1,314		Computers - 1.14%
				Atos SE	9,230	973
Agriculture - 1.77%				Capgemini SA	11,882	1,001
British American Tobacco PLC	52,195	2,958		Fujitsu Ltd	147,000	814
KT&G Corp	16,604	1,389				$2,788
		$4,347		Distribution & Wholesale - 2.47%
Airlines - 0.53%				ITOCHU Corp	88,800	1,176
Ryanair Holdings PLC ADR(a)	15,573	1,297		Mitsubishi Corp	117,100	2,487
				Sumitomo Corp	118,000	1,385
Apparel - 0.93%				Wolseley PLC	16,427	1,003
Adidas AG	10,481	1,653				$6,051
Burberry Group PLC	34,242	631		Diversified Financial Services - 1.85%
		$2,284		Macquarie Group Ltd	18,527	1,160
Automobile Manufacturers - 3.19%				ORIX Corp	139,400	2,170
Fuji Heavy Industries Ltd	56,200	2,290		Shinhan Financial Group Co Ltd	19,911	747
Maruti Suzuki India Ltd	17,951	1,403		Zenkoku Hosho Co Ltd	14,800	474
Suzuki Motor Corp	22,600	793				$4,551
Toyota Motor Corp	56,963	3,340		Electric - 1.68%
		$7,826		Enel SpA	228,348	1,004
Banks - 13.97%				Iberdrola SA	178,826	1,171
Australia & New Zealand Banking Group Ltd	81,469	1,783		Korea Electric Power Corp	34,577	1,261
Axis Bank Ltd	121,630	803		Power Grid Corp of India Ltd	251,659	679
Banco do Brasil SA	127,000	1,093				$4,115
Bancolombia SA ADR	12,113	444		Electrical Components & Equipment - 0.73%
Bangkok Bank PCL	105,700	475		Brother Industries Ltd	57,900	1,041
Bank Hapoalim BM	121,274	720		Prysmian SpA	29,783	763
Bank of Montreal	20,000	1,438				$1,804
Bank of Nova Scotia/The	39,400	2,194		Electronics - 1.30%
Barclays Africa Group Ltd	90,018	1,105		Hitachi High-Technologies Corp	22,500	905
BNP Paribas SA	28,576	1,818		Hoya Corp	38,596	1,618
Credicorp Ltd	6,713	1,060		Yokogawa Electric Corp	45,700	660
Danske Bank A/S	53,745	1,626				$3,183
Erste Group Bank AG	42,311	1,237		Energy - Alternate Sources - 0.70%
HDFC Bank Ltd (b)	15,377	299		Vestas Wind Systems A/S	26,663	1,727
HDFC Bank Ltd ADR	11,200	680
ING Groep NV	155,028	2,183		Engineering & Construction - 1.92%
Mediobanca SpA	68,387	557		Aena SA (c)	7,408	1,009
Mitsubishi UFJ Financial Group Inc	478,349	2,950		Downer EDI Ltd	116,090	508
Royal Bank of Canada	36,159	2,447		Promotora y Operadora de Infraestructura	57,493	480
Sberbank of Russia PJSC ADR	127,699	1,470		SAB de CV
Siam Commercial Bank PCL/The	130,500	552		Skanska AB	40,506	954
Skandinaviska Enskilda Banken AB	103,262	1,079		Vinci SA	25,757	1,752
Societe Generale SA	35,969	1,769				$4,703
Toronto-Dominion Bank/The	68,908	3,399		Entertainment - 0.21%
Yes Bank Ltd	64,646	1,097		Paddy Power Betfair PLC	4,826	522
		$34,278
Beverages - 0.81%				Food - 3.61%
Diageo PLC	54,883	1,424		JBS SA	203,300	711
Treasury Wine Estates Ltd	73,323	564		Koninklijke Ahold Delhaize NV (a)	54,942	1,157
		$1,988		Marine Harvest ASA (a)	42,020	760
Biotechnology - 0.42%				Nestle SA	50,640	3,628
Genmab A/S (a)	6,269	1,038		Nichirei Corp	31,100	643
				Tate & Lyle PLC	110,502	961
Building Materials - 1.66%				X5 Retail Group NV (a)	30,442	989
Asahi Glass Co Ltd	101,000	685				$8,849
CRH PLC	67,231	2,319		Food Service - 0.60%
Kingspan Group PLC	39,560	1,071		Compass Group PLC	79,787	1,475
		$4,075
Chemicals - 1.65%				Forest Products & Paper - 1.17%
Covestro AG (c)	11,561	791		Mondi PLC	66,474	1,357
Evonik Industries AG	35,747	1,066		UPM-Kymmene OYJ	61,824	1,512
Lonza Group AG (a)	8,812	1,523				$2,869
Mitsubishi Gas Chemical Co Inc	38,700	659		Hand & Machine Tools - 0.26%
		$4,039		Fuji Electric Co Ltd	125,263	647
Commercial Services - 2.59%
Ashtead Group PLC	75,900	1,476		Healthcare - Services - 0.88%
Intertek Group PLC	29,804	1,277		Fresenius SE & Co KGaA	27,588	2,152
Kroton Educacional SA	245,100	1,001
New Oriental Education & Technology Group	26,216	1,104
Inc ADR(a)

See accompanying notes.

Schedule of Investments
Diversified International Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Holding Companies - Diversified - 0.60%				Pharmaceuticals (continued)
Wharf Holdings Ltd/The	224,000	$1,484		Recordati SpA	25,836	$732
				Roche Holding AG	15,787	3,599
Home Builders - 2.82%				Shire PLC	35,457	2,024
Barratt Developments PLC	223,029	1,268				$10,308
Haseko Corp	52,600	533		Pipelines - 1.15%
Iida Group Holdings Co Ltd	41,100	779		TransCanada Corp	62,673	2,826
Persimmon PLC	34,189	746
Sekisui House Ltd	128,432	2,134		Private Equity - 0.91%
Taylor Wimpey PLC	772,960	1,458		3i Group PLC	197,714	1,710
		$6,918		Intermediate Capital Group PLC	60,909	525
Insurance - 4.16%						$2,235
Fairfax Financial Holdings Ltd	1,488	719		Real Estate - 2.22%
Hannover Rueck SE	17,640	1,906		Brookfield Asset Management Inc	86,013	2,838
Manulife Financial Corp	54,400	969		Cheung Kong Property Holdings Ltd	97,160	593
NN Group NV	51,292	1,736		Deutsche Wohnen AG	31,351	984
SCOR SE	36,598	1,263		Vonovia SE	31,632	1,027
Swiss Life Holding AG (a)	4,638	1,310				$5,442
Swiss Re AG	14,332	1,356		REITS - 0.90%
Tokio Marine Holdings Inc	23,350	956		Fibra Uno Administracion SA de CV	294,174	450
		$10,215		Land Securities Group PLC	71,736	942
Internet - 3.25%				Mirvac Group	532,513	818
Alibaba Group Holding Ltd ADR(a)	23,794	2,089				$2,210
Auto Trader Group PLC (c)	179,349	902		Retail - 3.89%
NAVER Corp	1,919	1,229		Alimentation Couche-Tard Inc	50,923	2,309
Tencent Holdings Ltd	154,693	3,751		Dollarama Inc	28,084	2,058
		$7,971		Lojas Renner SA	193,000	1,371
Investment Companies - 0.38%				Pandora A/S	15,690	2,048
Investor AB	24,823	925		Wal-Mart de Mexico SAB de CV	694,122	1,242
				Zalando SE (a),(c)	13,844	527
Leisure Products & Services - 0.22%						$9,555
Hero MotoCorp Ltd	12,247	548		Semiconductors - 5.42%
				Infineon Technologies AG	103,004	1,782
Machinery - Construction & Mining - 1.66%				Samsung Electronics Co Ltd	2,697	4,014
ABB Ltd (a)	93,685	1,971		SK Hynix Inc	22,059	811
Hitachi Construction Machinery Co Ltd	24,000	519		Taiwan Semiconductor Manufacturing Co Ltd	707,140	3,961
Hitachi Ltd	293,000	1,580		Tokyo Electron Ltd	23,400	2,201
		$4,070		Ulvac Inc	17,100	522
Machinery - Diversified - 1.71%						$13,291
Hexagon AB	19,150	682		Software - 1.74%
KION Group AG	9,626	535		NetEase Inc ADR	3,284	707
Mitsubishi Heavy Industries Ltd	355,000	1,614		Open Text Corp	14,300	883
Sumitomo Heavy Industries Ltd	212,000	1,361		SAP SE	20,090	1,738
		$4,192		Ubisoft Entertainment SA (a)	26,289	934
Mining - 1.68%						$4,262
Anglo American PLC (a)	87,193	1,232		Telecommunications - 5.84%
Kinross Gold Corp (a)	273,800	855		BT Group PLC	261,763	1,182
Teck Resources Ltd	65,600	1,313		China Mobile Ltd	131,954	1,391
Vedanta Ltd	230,315	726		China Telecom Corp Ltd	2,576,556	1,182
		$4,126		Deutsche Telekom AG	119,010	2,042
Miscellaneous Manufacturers - 1.56%				KDDI Corp	67,762	1,711
Siemens AG	19,030	2,330		Nippon Telegraph & Telephone Corp	51,813	2,181
Smiths Group PLC	47,421	826		NTT DOCOMO Inc	84,300	1,917
Sunny Optical Technology Group Co Ltd	157,000	684		Orange SA	112,624	1,708
		$3,840		Telekomunikasi Indonesia Persero Tbk PT	3,494,900	1,028
Oil & Gas - 4.89%						$14,342
Bharat Petroleum Corp Ltd	116,036	1,084		Toys, Games & Hobbies - 0.28%
Birchcliff Energy Ltd (a)	69,200	483		Nintendo Co Ltd	3,300	686
Canadian Natural Resources Ltd	38,400	1,224
China Petroleum & Chemical Corp	1,106,000	779		Transportation - 0.84%
Galp Energia SGPS SA	59,481	887		Canadian National Railway Co	30,628	2,061
LUKOIL PJSC ADR	37,427	2,096
Seven Generations Energy Ltd (a)	38,900	907		TOTAL COMMON STOCKS		$241,301
Suncor Energy Inc	45,400	1,484		INVESTMENT COMPANIES - 0.27%	Shares Held	Value(000	's)
TOTAL SA	59,378	3,046		Money Market Funds - 0.27%
		$11,990		BlackRock Liquidity Funds FedFund Portfolio	662,955	663
Oil & Gas Services - 0.45%
Technip SA	15,338	1,093		TOTAL INVESTMENT COMPANIES		$663
				PREFERRED STOCKS - 1.06%	Shares Held	Value(000	's)
Pharmaceuticals - 4.20%				Holding Companies - Diversified - 0.36%
Actelion Ltd (a)	5,904	1,276		Itausa - Investimentos Itau SA 0.06%(d)	348,100	$883
BTG PLC (a)	75,025	545
Daiichi Sankyo Co Ltd	30,700	627
Novo Nordisk A/S	41,956	1,505

See accompanying notes.

Schedule of Investments
Diversified International Account
December 31, 2016

PREFERRED STOCKS (continued)	Shares Held	Value(000	's)
Iron & Steel - 0.70%
Vale SA 0.28%(d)	240,200	$1,713

TOTAL PREFERRED STOCKS		$2,596
Total Investments		$244,560
Other Assets and Liabilities - 0.33%		$799
TOTAL NET ASSETS - 100.00%		$245,359

(a)	Non-Income Producing Security
(b)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Inputs used in the valuation may be unobservable; however, not all securities are included in Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $299 or 0.12% of net assets.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,229 or 1.32% of net assets.

(d)	Variable Rate. Rate shown is in effect at December 31, 2016.

Portfolio Summary (unaudited)

Country	Percent
Japan	17.96%
Canada	12.41%
United Kingdom	9.75%
Germany	7.56%
France	6.79%
Switzerland	6.38%
China	4.62%
Korea, Republic Of	3.86%
Denmark	3.22%
India	2.99%
Brazil	2.96%
Ireland	2.12%
Netherlands	2.07%
Australia	1.97%
Russian Federation	1.86%
Taiwan, Province Of China	1.61%
Sweden	1.49%
Hong Kong	1.41%
Italy	1.25%
United States	1.09%
South Africa	1.00%
Spain	0.89%
Mexico	0.89%
Finland	0.62%
Austria	0.50%
Peru	0.43%
Indonesia	0.42%
Thailand	0.41%
Portugal	0.36%
Norway	0.31%
Israel	0.29%
Colombia	0.18%
Other Assets and Liabilities	0.33%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments Equity Income Account December 31, 2016

COMMON STOCKS - 98.28%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 1.42%				Healthcare - Products (continued)
Boeing Co/The	34,732	$5,407		Medtronic PLC	105,916	$7,544
Raytheon Co	16,990	2,413				$18,571
		$7,820		Insurance - 5.20%
Airlines - 0.94%				Allstate Corp/The	107,514	7,969
Delta Air Lines Inc	104,964	5,163		Chubb Ltd	108,261	14,303
				Fairfax Financial Holdings Ltd	6,178	3,007
Apparel - 1.00%				Swiss Re AG ADR	138,828	3,299
VF Corp	103,189	5,505				$28,578
				Machinery - Diversified - 1.92%
Automobile Manufacturers - 1.65%				Deere & Co	102,310	10,542
PACCAR Inc	142,063	9,078
				Media - 0.37%
Automobile Parts & Equipment - 2.18%				Walt Disney Co/The	19,623	2,045
Autoliv Inc	75,475	8,540
Magna International Inc	79,752	3,461		Miscellaneous Manufacturers - 2.15%
		$12,001		3M Co	18,589	3,319
Banks - 8.88%				Parker-Hannifin Corp	60,577	8,481
Bank of Nova Scotia/The	137,236	7,641				$11,800
Grupo Financiero Santander Mexico SAB de	226,298	1,627		Oil & Gas - 10.43%
CV ADR				Chevron Corp	63,544	7,479
JPMorgan Chase & Co	133,709	11,538		Cimarex Energy Co	56,356	7,659
M&T Bank Corp	3,650	571		Exxon Mobil Corp	91,947	8,299
PNC Financial Services Group Inc/The	79,877	9,343		HollyFrontier Corp	17,471	572
US Bancorp	171,992	8,835		Marathon Petroleum Corp	243,546	12,263
Wells Fargo & Co	169,032	9,315		Occidental Petroleum Corp	141,709	10,094
		$48,870		Royal Dutch Shell PLC - B shares ADR	190,129	11,022
Beverages - 1.29%						$57,388
Coca-Cola Co/The	111,718	4,632		Pharmaceuticals - 7.53%
Dr Pepper Snapple Group Inc	27,105	2,457		Johnson & Johnson	57,772	6,656
		$7,089		Merck & Co Inc	131,463	7,739
Building Materials - 0.36%				Novartis AG ADR	86,550	6,304
Johnson Controls International plc	48,451	1,996		Pfizer Inc	200,673	6,518
				Roche Holding AG ADR	332,961	9,499
Chemicals - 2.00%				Teva Pharmaceutical Industries Ltd ADR	128,988	4,676
Air Products & Chemicals Inc	33,297	4,789				$41,392
EI du Pont de Nemours & Co	48,040	3,526		Pipelines - 2.15%
PPG Industries Inc	28,202	2,672		Enterprise Products Partners LP	437,822	11,839
		$10,987
Computers - 3.57%				Private Equity - 1.57%
Accenture PLC - Class A	16,632	1,948		KKR & Co LP	561,465	8,641
Apple Inc	137,470	15,922
International Business Machines Corp	10,638	1,766		REITS - 5.37%
		$19,636		AGNC Investment Corp	168,545	3,056
Diversified Financial Services - 7.18%				Annaly Capital Management Inc	525,228	5,237
BlackRock Inc	31,961	12,162		Digital Realty Trust Inc	97,793	9,609
Discover Financial Services	193,806	13,972		Host Hotels & Resorts Inc	275,963	5,199
FNF Group	393,234	13,354		Simon Property Group Inc	36,344	6,457
		$39,488				$29,558
Electric - 5.11%				Retail - 2.07%
Eversource Energy	134,226	7,413		Costco Wholesale Corp	26,351	4,219
NextEra Energy Inc	49,596	5,925		Genuine Parts Co	5,669	541
WEC Energy Group Inc	124,329	7,292		Starbucks Corp	114,426	6,353
Xcel Energy Inc	184,295	7,501		Tiffany & Co	3,716	288
		$28,131				$11,401
Electrical Components & Equipment - 0.77%				Semiconductors - 5.62%
Emerson Electric Co	75,861	4,229		Applied Materials Inc	207,214	6,687
				Maxim Integrated Products Inc	145,940	5,629
Electronics - 0.99%				Microchip Technology Inc	188,142	12,069
Garmin Ltd	5,007	243		Taiwan Semiconductor Manufacturing Co Ltd	227,045	6,528
Honeywell International Inc	45,063	5,220		ADR
		$5,463				$30,913
Food - 3.52%				Software - 1.59%
Kraft Heinz Co/The	85,322	7,451		Fidelity National Information Services Inc	43,639	3,301
Kroger Co/The	344,633	11,893		Microsoft Corp	87,704	5,450
		$19,344				$8,751
Gas - 1.06%				Telecommunications - 2.83%
Sempra Energy	57,789	5,816		BCE Inc	169,380	7,324
				Verizon Communications Inc	153,926	8,217
Healthcare - Products - 3.38%						$15,541
Abbott Laboratories	145,776	5,599		Toys, Games & Hobbies - 2.05%
Becton Dickinson and Co	32,785	5,428		Hasbro Inc	145,244	11,298

See accompanying notes.

Schedule of Investments
Equity Income Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)
Transportation - 2.13%
Union Pacific Corp	76,222	$7,903
United Parcel Service Inc	33,187	3,804
		$11,707
TOTAL COMMON STOCKS		$540,581
INVESTMENT COMPANIES - 1.56%	Shares Held	Value(000	's)
Money Market Funds - 1.56%
BlackRock Liquidity Funds FedFund Portfolio	8,561,072	8,561

TOTAL INVESTMENT COMPANIES		$8,561
Total Investments		$549,142
Other Assets and Liabilities - 0.16%		$884
TOTAL NET ASSETS - 100.00%		$550,026

Portfolio Summary (unaudited)

Sector		Percent
Financial		28.20%
Consumer, Non-cyclical		15.72%
Energy		12.58%
Technology		10.78%
Consumer, Cyclical		9.89%
Industrial		9.74%
Utilities		6.17%
Communications		3.20%
Basic Materials		2.00%
Investment Companies		1.56%
Other Assets and Liabilities		0.16%
TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2016

INVESTMENT COMPANIES - 1.91%	Shares Held	Value(000	's)		Principal
Money Market Funds - 1.91%				BONDS (continued)	Amount (000's)	Value (000's)
BlackRock Liquidity Funds FedFund Portfolio	4,775,760	$4,776		Mortgage Backed Securities (continued)
				Fannie Mae REMICS (continued)
TOTAL INVESTMENT COMPANIES		$4,776		3.50%, 11/25/2042(a),(b)	$5,347	$1,042
	Principal			3.50%, 02/25/2043(a),(b)	1,965	299
BONDS- 29.03%	Amount (000's)	Value(000	's)	4.00%, 12/25/2039(b)	2,624	359
Automobile Asset Backed Securities - 0.34%				4.00%, 11/25/2042(a),(b)	2,797	636
AmeriCredit Automobile Receivables Trust				4.00%, 03/25/2045	1,000	1,082
2016-3				4.50%, 04/25/2045(a),(b)	4,979	1,205
2.24%, 04/08/2022 (a)	$860	$851		7.00%, 04/25/2032	169	191
				8.70%, 12/25/2019	2	2
Commercial Mortgage Backed Securities - 7.81%				Freddie Mac REMICS
COMM 2014-UBS4 Mortgage Trust				1.50%, 04/15/2028	1,703	1,658
4.62%, 08/10/2047 (a)	1,000	981		1.79%, 05/15/2038(a),(b)	7,737	405
Ginnie Mae				1.99%, 04/15/2040(a),(b)	10,341	699
0.68%, 04/16/2047 (a),(b)	14,050	660		2.12%, 10/15/2040(a),(b)	5,117	393
0.73%, 11/16/2045 (a),(b)	23,232	1,095		2.50%, 11/15/2028(a),(b)	5,793	395
0.75%, 10/16/2054 (a),(b)	13,018	488		2.50%, 11/15/2032	1,466	1,446
0.77%, 11/16/2052 (a),(b)	16,056	830		2.50%, 01/15/2043(a),(b)	3,663	521
0.83%, 02/16/2053 (a),(b)	13,884	734		2.50%, 02/15/2043	1,365	1,320
0.85%, 09/16/2053 (a),(b)	12,397	643		3.00%, 11/15/2030(a),(b)	4,007	312
0.87%, 03/16/2052 (a),(b)	15,306	915		3.00%, 06/15/2033(a),(b)	7,375	583
0.87%, 10/16/2056 (a),(b)	5,521	390		3.00%, 11/15/2035	950	931
0.92%, 02/16/2046 (a),(b)	12,155	649		3.00%, 06/15/2040	739	753
0.93%, 02/16/2055 (a),(b)	24,059	915		3.50%, 10/15/2027(b)	6,088	660
GS Mortgage Securities Trust 2011-GC5				3.50%, 08/15/2040(a),(b)	4,540	610
5.40%, 08/10/2044 (a),(c)	900	894		4.00%, 05/15/2039	4,200	4,342
GS Mortgage Securities Trust 2015-GC34				4.00%, 10/15/2040	3,000	3,119
4.65%, 10/10/2048 (a)	900	895		4.00%, 01/15/2045	1,184	1,269
JP Morgan Chase Commercial Mortgage				4.00%, 04/15/2045	534	560
Securities Trust 2011-C5				Freddie Mac Strips
5.41%, 08/15/2046 (a),(c)	2,000	2,199		2.13%, 02/15/2038(a),(b)	12,670	927
JP Morgan Chase Commercial Mortgage				3.00%, 12/15/2032(a),(b)	8,360	1,017
Securities Trust 2013-C16				Ginnie Mae
4.91%, 12/15/2046 (a)	1,800	1,963		1.22%, 03/20/2041(a),(b)	4,712	183
JPMBB Commercial Mortgage Securities				1.25%, 09/20/2037(a),(b)	11,609	599
Trust 2014-C25				3.50%, 12/20/2034(a),(b)	3,553	174
4.45%, 11/15/2047 (a)	1,000	983		3.50%, 05/20/2039	249	255
WFRBS Commercial Mortgage Trust 2013-				3.50%, 05/20/2043(a),(b)	6,170	1,213
C14				4.00%, 04/20/2046(b)	2,930	542
4.00%, 06/15/2046 (a),(c)	1,000	880		JP Morgan Mortgage Trust 2013-1
WFRBS Commercial Mortgage Trust 2014-				3.00%, 03/25/2043(c)	1,094	1,059
C23				New Residential Mortgage Loan Trust 2014-
4.38%, 10/15/2057 (a)	1,000	1,049		1
WFRBS Commercial Mortgage Trust 2014-				5.00%, 01/25/2054(a),(c)	1,766	1,813
LC14				New Residential Mortgage Loan Trust 2014-
4.34%, 03/15/2047 (a)	2,450	2,365		3
				4.75%, 11/25/2054(a),(c)	1,183	1,237
		$19,528
Home Equity Asset Backed Securities - 0.48%				New Residential Mortgage Loan Trust 2015-
				2
ACE Securities Corp Mortgage Loan Trust				5.60%, 08/25/2055(a),(c)	1,307	1,349
Series 2007-D1
6.93%, 02/25/2038 (c)	1,219	1,196		Sequoia Mortgage Trust 2013-2
				3.65%, 02/25/2043(a)	834	833
Mortgage Backed Securities - 20.17%				Springleaf Mortgage Loan Trust 2013-3
				3.79%, 09/25/2057(a),(c)	1,000	998
Citigroup Mortgage Loan Trust 2010-10
3.48%, 02/25/2036 (a),(c)	1,400	1,396				$50,397
Fannie Mae Grantor Trust 2005-T1				Other Asset Backed Securities - 0.23%
1.11%, 05/25/2035 (a)	324	318		Chase Funding Trust Series 2004-1
Fannie Mae Interest Strip				1.22%, 12/25/2033(a)	98	92
3.50%, 12/25/2043 (b)	2,333	416		CNH Equipment Trust 2016-C
Fannie Mae REMICS				1.76%, 09/15/2023	500	492
1.86%, 03/25/2046 (a),(b)	7,895	446				$584
1.89%, 05/25/2046 (a),(b)	12,214	685		TOTAL BONDS		$72,556
1.96%, 04/25/2045 (a),(b)	9,294	567		U.S. GOVERNMENT & GOVERNMENT	Principal
1.99%, 09/25/2055 (a),(b)	7,763	503		AGENCY OBLIGATIONS - 68.94%	Amount (000's)	Value (000's)
2.00%, 02/25/2040 (a)	1,222	1,217		Federal Home Loan Mortgage Corporation (FHLMC) - 14.16%
2.00%, 06/25/2045 (a),(b)	12,857	819		2.00%, 02/01/2028	$1,581	$1,547
2.13%, 08/25/2044 (a),(b)	6,261	432		2.00%, 03/01/2028	396	387
2.21%, 12/25/2044 (a),(b)	13,531	1,028		2.50%, 09/01/2027	562	564
3.00%, 12/25/2032 (a),(b)	5,757	819		2.50%, 02/01/2028	1,113	1,117
3.00%, 01/25/2046 (a)	1,052	1,064		2.81%, 09/01/2032(a)	23	24
3.50%, 01/25/2028 (a),(b)	4,206	473		3.00%, 02/01/2027	416	427
3.50%, 01/25/2040 (a),(b)	4,654	618		3.00%, 08/01/2042	983	982
3.50%, 11/25/2042	2,500	2,605		3.00%, 10/01/2042	716	716

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT				Principal			U.S. GOVERNMENT & GOVERNMENT				Principal
AGENCY OBLIGATIONS (continued)				Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)				Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)							Federal Home Loan Mortgage Corporation (FHLMC) (continued)
3.00	%,	10/01/2042		$1,409	$1,409		6.50	%,	12/01/2031		$24	$27
3.00	%,	10/01/2042		1,292	1,292		6.50	%,	02/01/2032		21	24
3.00	%,	05/01/2043		1,442	1,441		6.50	%,	05/01/2032		53	62
3.00	%,	10/01/2046	(a)	992	990		6.50	%,	04/01/2035		9	10
3.50	%,	02/01/2032		1,722	1,786		7.00	%,	09/01/2023		10	11
3.50	%,	04/01/2042		2,182	2,248		7.00	%,	12/01/2023		4	5
3.50	%,	05/01/2042		781	805		7.00	%,	01/01/2024		5	5
3.50	%,	07/01/2042		2,774	2,857		7.00	%,	09/01/2027		6	7
3.50	%,	09/01/2042		1,284	1,323		7.00	%,	01/01/2028		54	59
3.50	%,	10/01/2042		787	811		7.00	%,	04/01/2028		25	28
3.50	%,	02/01/2044		1,203	1,239		7.00	%,	05/01/2028		4	4
3.50	%,	08/01/2045		1,223	1,260		7.00	%,	10/01/2031		9	10
3.50	%,	07/01/2046		964	992		7.00	%,	10/01/2031		15	17
4.00	%,	12/01/2040		509	538		7.00	%,	04/01/2032		77	87
4.00	%,	07/01/2042		1,068	1,136		7.50	%,	10/01/2030		14	17
4.00	%,	01/01/2043		1,537	1,624		7.50	%,	02/01/2031		5	5
4.00	%,	06/01/2043		1,725	1,823		7.50	%,	02/01/2031		4	5
4.50	%,	07/01/2039		883	953		7.50	%,	02/01/2031		11	13
4.50	%,	11/01/2043		1,373	1,503		8.00	%,	10/01/2030		24	28
5.00	%,	10/01/2025		219	239		8.00	%,	12/01/2030		2	2
5.00	%,	02/01/2033		269	295		8.50	%,	07/01/2029		31	34
5.00	%,	06/01/2033		263	292							$35,397
5.00	%,	07/01/2035		45	49		Federal National Mortgage Association (FNMA) - 37.66%
5.00	%,	07/01/2035		19	21		2.00	%,	10/01/2027		1,439	1,410
5.00	%,	07/01/2035		164	180		2.00	%,	10/01/2027		556	545
5.00	%,	10/01/2035		78	86		2.50	%,	05/01/2027		1,460	1,464
5.50	%,	04/01/2018		10	10		2.50	%,	06/01/2027		1,781	1,786
5.50	%,	03/01/2024		14	16		2.50	%,	05/01/2028		894	897
5.50	%,	03/01/2033		183	205		2.50	%,	07/01/2028		689	688
5.50	%,	04/01/2038		16	18		2.50	%,	08/01/2028		1,245	1,249
5.50	%,	05/01/2038		73	82		2.62	%,	07/01/2034	(a)	63	66
6.00	%,	04/01/2017		2	2		2.85	%,	12/01/2032	(a)	46	48
6.00	%,	04/01/2017		1	1		3.00	%,	05/01/2028		1,099	1,130
6.00	%,	05/01/2017		2	2		3.00	%,	05/01/2029		1,352	1,390
6.00	%,	12/01/2023		6	7		3.00	%,	08/01/2031		2,419	2,491
6.00	%,	05/01/2031		17	20		3.00	%,	10/01/2042		2,068	2,068
6.00	%,	12/01/2031		21	24		3.00	%,	11/01/2042		2,205	2,204
6.00	%,	09/01/2032		25	28		3.00	%,	11/01/2042		744	741
6.00	%,	11/01/2033		50	57		3.00	%,	12/01/2042		1,941	1,940
6.00	%,	11/01/2033		69	79		3.00	%,	01/01/2043		962	962
6.00	%,	05/01/2034		306	339		3.00	%,	02/01/2043		1,406	1,406
6.00	%,	05/01/2034		149	170		3.00	%,	04/01/2043		1,250	1,245
6.00	%,	09/01/2034		85	97		3.00	%,	06/01/2043		2,508	2,507
6.00	%,	02/01/2035		85	97		3.00	%,	08/01/2043		1,815	1,814
6.00	%,	10/01/2036	(a)	77	88		3.00	%,	09/01/2046		1,973	1,969
6.00	%,	03/01/2037		68	78		3.00	%,	12/01/2046		1,000	997
6.00	%,	01/01/2038		138	159		3.09	%,	12/01/2033	(a)	162	169
6.00	%,	01/01/2038	(a)	44	50		3.50	%,	08/01/2031		1,271	1,341
6.00	%,	04/01/2038		74	85		3.50	%,	02/01/2042		1,566	1,618
6.50	%,	06/01/2017		3	3		3.50	%,	09/01/2042		2,561	2,641
6.50	%,	06/01/2018		3	3		3.50	%,	11/01/2042		1,824	1,881
6.50	%,	08/01/2021		3	4		3.50	%,	12/01/2042		2,032	2,096
6.50	%,	12/01/2021		22	25		3.50	%,	02/01/2043		693	715
6.50	%,	04/01/2022		27	30		3.50	%,	10/01/2044		834	862
6.50	%,	05/01/2022		12	13		3.50	%,	11/01/2044		824	851
6.50	%,	05/01/2023		17	17		3.50	%,	03/01/2045		1,944	2,000
6.50	%,	04/01/2024		5	6		3.50	%,	03/01/2045		858	884
6.50	%,	04/01/2026		4	5		3.50	%,	06/01/2045		1,446	1,493
6.50	%,	05/01/2026		5	6		3.50	%,	09/01/2045		1,256	1,293
6.50	%,	05/01/2026		2	2		3.50	%,	10/01/2045		915	944
6.50	%,	12/01/2027		6	7		3.50	%,	11/01/2045		928	956
6.50	%,	01/01/2028		6	7		3.50	%,	01/01/2046		931	961
6.50	%,	03/01/2028		4	5		3.50	%,	04/01/2046		1,436	1,482
6.50	%,	09/01/2028		1	2		4.00	%,	01/01/2034		821	871
6.50	%,	10/01/2028		26	30		4.00	%,	11/01/2040		776	819
6.50	%,	11/01/2028		6	6		4.00	%,	12/01/2040		781	828
6.50	%,	12/01/2028		13	15		4.00	%,	02/01/2041		2,026	2,148
6.50	%,	03/01/2029		6	7		4.00	%,	02/01/2042		1,246	1,321
6.50	%,	07/01/2031		38	43		4.00	%,	04/01/2042		886	936
6.50	%,	08/01/2031		6	6		4.00	%,	08/01/2043		688	731
6.50	%,	10/01/2031		13	15		4.00	%,	10/01/2043		640	679
6.50	%,	10/01/2031		9	10		4.00	%,	10/01/2043		610	643
							4.00	%,	04/01/2044		448	476

See accompanying notes.

Schedule of Investments
Government & High Quality Bond Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT			Principal			U.S. GOVERNMENT & GOVERNMENT			Principal
AGENCY OBLIGATIONS (continued)			Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)			Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)						Federal National Mortgage Association (FNMA) (continued)
4.00	%,	08/01/2044	$778	$827		6.50	%,	03/01/2029	$10	$12
4.00	%,	10/01/2044	2,341	2,476		6.50	%,	04/01/2029	5	6
4.00	%,	11/01/2044	726	771		6.50	%,	06/01/2031	10	11
4.00	%,	02/01/2045	1,267	1,345		6.50	%,	06/01/2031	11	13
4.00	%,	08/01/2045	1,147	1,219		6.50	%,	01/01/2032	4	5
4.00	%,	09/01/2045	2,563	2,722		6.50	%,	04/01/2032	61	69
4.50	%,	12/01/2019	20	20		6.50	%,	08/01/2032	19	22
4.50	%,	01/01/2020	96	99		6.50	%,	11/01/2032	28	31
4.50	%,	08/01/2039	654	714		6.50	%,	02/01/2033	31	35
4.50	%,	09/01/2039	921	997		6.50	%,	12/01/2036	65	75
4.50	%,	03/01/2042	665	724		6.50	%,	07/01/2037	33	38
4.50	%,	09/01/2043	1,069	1,168		6.50	%,	07/01/2037	50	60
4.50	%,	09/01/2043	2,593	2,835		6.50	%,	02/01/2038	42	49
4.50	%,	10/01/2043	1,321	1,443		7.00	%,	11/01/2027	3	3
4.50	%,	11/01/2043	1,501	1,641		7.00	%,	08/01/2028	25	28
4.50	%,	09/01/2044	779	849		7.00	%,	12/01/2028	20	23
4.50	%,	12/01/2044	608	663		7.00	%,	10/01/2029	23	26
5.00	%,	01/01/2018	30	30		7.00	%,	05/01/2031	5	5
5.00	%,	11/01/2018	28	29		7.00	%,	11/01/2031	37	40
5.00	%,	05/01/2033	1,834	2,042		7.50	%,	04/01/2022	1	1
5.00	%,	04/01/2035	140	155		7.50	%,	11/01/2029	14	15
5.00	%,	04/01/2035	180	200		8.00	%,	05/01/2027	15	15
5.00	%,	07/01/2035	8	9		8.00	%,	09/01/2027	9	9
5.00	%,	02/01/2038	529	588		8.00	%,	06/01/2030	3	4
5.00	%,	02/01/2040	2,028	2,258		8.50	%,	10/01/2027	31	32
5.00	%,	07/01/2041	1,605	1,789		9.00	%,	09/01/2030	9	10
5.50	%,	08/01/2017	7	8						$94,123
5.50	%,	12/01/2017	5	5		Government National Mortgage Association (GNMA) - 7.18%
5.50	%,	01/01/2018	6	6		3.00	%,	04/15/2027	821	848
5.50	%,	07/01/2019	20	21		3.00	%,	11/15/2042	1,395	1,414
5.50	%,	08/01/2019	6	6		3.00	%,	12/15/2042	2,544	2,581
5.50	%,	08/01/2019	7	7		3.00	%,	02/15/2043	2,088	2,119
5.50	%,	08/01/2019	10	11		3.50	%,	01/15/2043	1,634	1,711
5.50	%,	08/01/2019	4	4		3.50	%,	06/20/2043	1,086	1,136
5.50	%,	08/01/2019	54	55		3.50	%,	04/20/2045	1,202	1,252
5.50	%,	08/01/2019	5	5		3.50	%,	09/20/2045	1,615	1,686
5.50	%,	09/01/2019	29	30		4.00	%,	08/15/2041	1,437	1,546
5.50	%,	10/01/2019	14	14		4.50	%,	07/15/2040	955	1,039
5.50	%,	05/01/2024	15	16		5.00	%,	09/15/2033	8	9
5.50	%,	05/01/2033	33	36		5.00	%,	02/15/2034	472	522
5.50	%,	06/01/2033	93	104		5.00	%,	09/15/2039	63	70
5.50	%,	06/01/2033	117	131		5.50	%,	07/20/2033	215	242
5.50	%,	09/01/2033	452	513		5.50	%,	11/15/2033	46	51
5.50	%,	02/01/2037	10	11		5.50	%,	03/20/2034	228	262
5.50	%,	03/01/2038	180	204		5.50	%,	05/20/2035	197	221
5.50	%,	03/01/2038	251	282		5.50	%,	01/15/2039	59	66
5.50	%,	08/01/2038	135	154		5.50	%,	03/15/2039	138	154
6.00	%,	08/01/2017	9	9		6.00	%,	06/20/2024	45	50
6.00	%,	06/01/2022	27	31		6.00	%,	02/20/2026	5	6
6.00	%,	11/01/2028	15	17		6.00	%,	04/20/2026	7	8
6.00	%,	08/01/2031	66	75		6.00	%,	05/20/2026	5	5
6.00	%,	12/01/2031	17	19		6.00	%,	06/20/2026	6	7
6.00	%,	01/01/2033	93	107		6.00	%,	06/20/2026	9	10
6.00	%,	02/01/2034	24	27		6.00	%,	07/20/2026	2	2
6.00	%,	05/01/2037	176	192		6.00	%,	09/20/2026	9	10
6.00	%,	07/01/2037	215	246		6.00	%,	03/20/2027	21	24
6.00	%,	11/01/2037	15	17		6.00	%,	01/20/2028	6	7
6.00	%,	12/01/2037	9	10		6.00	%,	03/20/2028	4	5
6.00	%,	03/01/2038	90	103		6.00	%,	06/20/2028	20	23
6.00	%,	08/01/2038	502	575		6.00	%,	07/20/2028	13	14
6.50	%,	08/01/2017	2	2		6.00	%,	02/20/2029	12	14
6.50	%,	11/01/2023	24	27		6.00	%,	03/20/2029	24	28
6.50	%,	05/01/2024	13	15		6.00	%,	07/20/2029	26	29
6.50	%,	09/01/2024	18	21		6.00	%,	07/20/2033	171	200
6.50	%,	07/01/2025	12	14		6.50	%,	12/20/2025	12	13
6.50	%,	08/01/2025	32	34		6.50	%,	01/20/2026	8	8
6.50	%,	02/01/2026	6	7		6.50	%,	02/20/2026	11	13
6.50	%,	03/01/2026	2	2		6.50	%,	03/20/2031	15	18
6.50	%,	05/01/2026	4	4		6.50	%,	04/20/2031	17	20
6.50	%,	06/01/2026	2	2		7.00	%,	01/15/2028	1	1
6.50	%,	07/01/2028	11	13		7.00	%,	01/15/2028	1	2
6.50	%,	09/01/2028	19	21
6.50	%,	02/01/2029	4	4

See accompanying notes.

		Schedule of Investments
	Government & High Quality Bond Account
		December 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)
7.00%, 01/15/2028	$1	$1
7.00%, 01/15/2028	7	8
7.00%, 01/15/2028	4	4
7.00%, 03/15/2028	101	111
7.00%, 05/15/2028	38	41
7.00%, 01/15/2029	16	18
7.00%, 03/15/2029	4	5
7.00%, 05/15/2031	12	14
7.00%, 06/20/2031	12	14
7.00%, 09/15/2031	36	40
7.00%, 06/15/2032	182	206
7.50%, 02/15/2023	2	2
7.50%, 02/15/2023	1	1
7.50%, 04/15/2023	11	12
7.50%, 09/15/2023	3	4
7.50%, 09/15/2023	3	3
7.50%, 10/15/2023	6	6
7.50%, 11/15/2023	6	6
8.00%, 07/15/2026	2	2
8.00%, 08/15/2026	3	4
8.00%, 01/15/2027	1	1
8.00%, 02/15/2027	1	1
		$17,950
U.S. Treasury - 9.94%
1.00%, 02/15/2018	5,600	5,602
2.25%, 11/30/2017	3,250	3,290
3.13%, 05/15/2021	5,000	5,269
4.25%, 11/15/2040	2,150	2,610
5.25%, 11/15/2028	2,800	3,565
6.25%, 08/15/2023	3,600	4,500
		$24,836
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$172,306
Total Investments		$249,638
Other Assets and Liabilities - 0.12%		$289
TOTAL NET ASSETS - 100.00%		$249,927

(a)	Variable Rate. Rate shown is in effect at December 31, 2016.
(b)	Security is an Interest Only Strip
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $13,021 or 5.21% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	86.98%
Government	9.94%
Investment Companies	1.91%
Asset Backed Securities	1.05%
Other Assets and Liabilities	0.12%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2016

COMMON STOCKS - 1.41%	Shares Held	Value(000	's)		Principal
Oil & Gas - 0.25%				BONDS (continued)	Amount (000's)	Value (000's)
W&T Offshore Inc (a)	212,750	$589		Beverages (continued)
				Anheuser-Busch InBev Worldwide Inc
Transportation - 1.16%				2.50%, 07/15/2022	$750	$738
Trailer Bridge Inc (a),(b)	25,472	2,675		7.75%, 01/15/2019	1,000	1,114
						$2,886
TOTAL COMMON STOCKS		$3,264		Biotechnology - 2.03%
INVESTMENT COMPANIES - 5.05%	Shares Held	Value(000	's)	Amgen Inc
Money Market Funds - 5.05%				3.63%, 05/15/2022	500	517
BlackRock Liquidity Funds FedFund Portfolio	11,703,591	11,704		3.88%, 11/15/2021	2,000	2,093
				Gilead Sciences Inc
TOTAL INVESTMENT COMPANIES		$11,704		3.65%, 03/01/2026	1,000	1,014
	Principal			4.40%, 12/01/2021	1,000	1,076
BONDS- 60.69%	Amount (000's)	Value(000	's)			$4,700
Aerospace & Defense - 0.46%				Chemicals - 0.76%
Boeing Co/The				Airgas Inc
8.75%, 08/15/2021	$850	$1,075		1.65%, 02/15/2018	1,000	1,002
				Westlake Chemical Corp
Apparel - 0.20%				3.60%, 08/15/2026(d)	250	240
Under Armour Inc				4.63%, 02/15/2021(d)	500	518
3.25%, 06/15/2026	500	472				$1,760
				Commercial Services - 0.99%
Automobile Floor Plan Asset Backed Securities - 1.73%				ERAC USA Finance LLC
BMW Floorplan Master Owner Trust				6.38%, 10/15/2017(d)	1,000	1,036
1.20%, 07/15/2020 (c),(d)	1,500	1,500		7.00%, 10/15/2037(d)	1,000	1,267
Ford Credit Floorplan Master Owner Trust A						$2,303
1.10%, 02/15/2019 (c)	500	500		Computers - 0.74%
Volkswagen Credit Auto Master Trust				Apple Inc
0.91%, 07/22/2019 (c),(d)	2,000	1,998		2.40%, 05/03/2023	1,750	1,704
		$3,998
Automobile Manufacturers - 0.88%				Credit Card Asset Backed Securities - 0.79%
American Honda Finance Corp				Cabela's Credit Card Master Note Trust
1.19%, 11/19/2018 (c)	1,000	1,001		1.05%, 03/16/2020(c)	1,325	1,325
Ford Motor Credit Co LLC				1.37%, 07/17/2023(c)	500	500
4.39%, 01/08/2026	500	507				$1,825
General Motors Co				Diversified Financial Services - 1.61%
4.88%, 10/02/2023	500	524		GE Capital International Funding Co
		$2,032		Unlimited Co
Banks- 9.00%				2.34%, 11/15/2020	413	413
Bank of America Corp				International Lease Finance Corp
5.42%, 03/15/2017	800	806		8.75%, 03/15/2017(c)	1,000	1,014
8.00%, 07/29/2049 (c),(e)	1,000	1,027		Jefferies Group LLC
8.13%, 12/29/2049 (c),(e)	1,000	1,039		6.25%, 01/15/2036	1,425	1,453
Bank of New York Mellon Corp/The				8.50%, 07/15/2019	750	850
2.80%, 05/04/2026	500	482				$3,730
Citigroup Inc				Electric - 6.47%
3.88%, 03/26/2025	1,000	993		Entergy Louisiana LLC
4.50%, 01/14/2022	1,000	1,066		3.25%, 04/01/2028	500	493
Goldman Sachs Group Inc/The				Entergy Texas Inc
5.38%, 03/15/2020	2,000	2,170		2.55%, 06/01/2021	500	498
ING Bank NV				Exelon Generation Co LLC
5.00%, 06/09/2021 (d)	1,000	1,094		6.20%, 10/01/2017	1,000	1,034
JPMorgan Chase & Co				GenOn Americas Generation LLC
3.63%, 05/13/2024	1,000	1,017		8.50%, 10/01/2021	1,250	1,044
7.90%, 04/29/2049 (c),(e)	1,000	1,036		GenOn Energy Inc
Morgan Stanley				9.88%, 10/15/2020	750	512
5.50%, 07/28/2021	1,000	1,108		LG&E & KU Energy LLC
6.25%, 08/09/2026	850	1,016		4.38%, 10/01/2021	1,000	1,064
PNC Financial Services Group Inc/The				Metropolitan Edison Co
6.75%, 07/29/2049 (c),(e)	2,000	2,153		3.50%, 03/15/2023(d)	1,000	998
SunTrust Bank/Atlanta GA				Oncor Electric Delivery Co LLC
2.75%, 05/01/2023	1,000	975		7.00%, 09/01/2022	2,000	2,441
SunTrust Banks Inc				PacifiCorp
2.70%, 01/27/2022	500	500		5.25%, 06/15/2035	850	976
US Bancorp				6.25%, 10/15/2037	500	648
1.65%, 05/15/2017	2,000	2,003		Solar Star Funding LLC
3.60%, 09/11/2024	250	255		5.38%, 06/30/2035(d)	1,466	1,516
Wells Fargo & Co				Southwestern Electric Power Co
7.98%, 12/31/2049 (c),(e)	2,000	2,090		3.55%, 02/15/2022	1,000	1,037
		$20,830		TransAlta Corp
Beverages - 1.25%				4.50%, 11/15/2022	1,750	1,720
Anheuser-Busch InBev Finance Inc				Tucson Electric Power Co
3.65%, 02/01/2026	500	508		3.85%, 03/15/2023	1,000	1,008
4.70%, 02/01/2036	500	526				$14,989

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electronics - 0.56%			Oil & Gas - 4.31%
Corning Inc			BG Energy Capital PLC
4.75%, 03/15/2042	$750	$745	4.00%, 10/15/2021(d)	$1,000	$1,063
6.63%, 05/15/2019	500	552	BP Capital Markets PLC
		$1,297	3.25%, 05/06/2022	1,000	1,021
Entertainment - 0.11%			Linn Energy LLC / Linn Energy Finance
Greektown Holdings LLC/Greektown			Corp
Mothership Corp			0.00%, 05/15/2019(a)	1,000	422
8.88%, 03/15/2019 (d)	250	263	Nabors Industries Inc
			5.00%, 09/15/2020	1,000	1,027
Environmental Control - 0.66%			Petro-Canada
Advanced Disposal Services Inc			9.25%, 10/15/2021	1,075	1,329
5.63%, 11/15/2024 (d)	500	497	Phillips 66
Republic Services Inc			4.30%, 04/01/2022	1,000	1,074
3.55%, 06/01/2022	1,000	1,039	Rowan Cos Inc
		$1,536	4.88%, 06/01/2022	750	709
Food- 0.22%			W&T Offshore Inc
Kraft Heinz Foods Co			8.50%, 06/15/2021(d)	514	303
3.95%, 07/15/2025	500	507	9.00%, 05/15/2020(d)	573	436
			Whiting Petroleum Corp
Healthcare - Services - 1.69%			5.75%, 03/15/2021	1,250	1,245
HCA Inc			XTO Energy Inc
7.50%, 11/06/2033	250	265	6.75%, 08/01/2037	1,000	1,362
HealthSouth Corp					$9,991
5.75%, 11/01/2024	500	506	Oil & Gas Services - 2.19%
Roche Holdings Inc			Archrock Partners LP / Archrock Partners
1.34%, 09/30/2019 (c),(d)	1,000	1,001	Finance Corp
Surgery Center Holdings Inc			6.00%, 04/01/2021	2,000	1,940
8.88%, 04/15/2021 (d)	2,000	2,130	Schlumberger Holdings Corp
		$3,902	3.63%, 12/21/2022(d)	500	518
Housewares - 0.23%			4.00%, 12/21/2025(d)	500	524
Newell Brands Inc			Weatherford International Ltd
4.20%, 04/01/2026	500	522	4.50%, 04/15/2022	250	217
			5.13%, 09/15/2020	2,000	1,880
Insurance - 2.90%					$5,079
Fidelity National Financial Inc			Other Asset Backed Securities - 0.94%
6.60%, 05/15/2017	2,500	2,543	Drug Royalty II LP 2
First American Financial Corp			3.48%, 07/15/2023(c),(d)	1,188	1,180
4.30%, 02/01/2023	2,000	1,965	PFS Financing Corp
Prudential Financial Inc			1.32%, 04/15/2020(c),(d)	1,000	998
7.38%, 06/15/2019	1,000	1,126			$2,178
8.88%, 06/15/2068 (c)	1,000	1,080	Packaging & Containers - 0.44%
		$6,714	Sealed Air Corp
Iron & Steel - 1.05%			6.88%, 07/15/2033(d)	1,000	1,018
Allegheny Technologies Inc
5.95%, 01/15/2021	2,000	1,935	Pharmaceuticals - 1.18%
7.88%, 08/15/2023 (c)	500	490	AbbVie Inc
		$2,425	2.90%, 11/06/2022	1,000	988
Leisure Products & Services - 0.76%			Actavis Funding SCS
Carnival Corp			3.80%, 03/15/2025	1,000	1,001
7.20%, 10/01/2023	1,475	1,763	4.55%, 03/15/2035	750	742
					$2,731
Lodging - 0.35%			Pipelines - 3.60%
Boyd Gaming Corp			ANR Pipeline Co
6.88%, 05/15/2023	750	806	9.63%, 11/01/2021	1,000	1,295
			Buckeye Partners LP
Media- 2.75%			3.95%, 12/01/2026	500	487
21st Century Fox America Inc			4.35%, 10/15/2024	500	510
6.40%, 12/15/2035	1,000	1,195	Columbia Pipeline Group Inc
Comcast Corp			4.50%, 06/01/2025	1,000	1,051
6.45%, 03/15/2037	2,000	2,582	El Paso Natural Gas Co LLC
Historic TW Inc			7.50%, 11/15/2026	2,100	2,490
9.15%, 02/01/2023	250	321	Express Pipeline LLC
Time Warner Cable LLC			7.39%, 12/31/2019(d)	226	233
6.55%, 05/01/2037	1,500	1,698	Plains All American Pipeline LP / PAA
6.75%, 06/15/2039	500	581	Finance Corp
		$6,377	4.50%, 12/15/2026	500	507
Miscellaneous Manufacturers - 0.07%			Southeast Supply Header LLC
General Electric Co			4.25%, 06/15/2024(d)	750	707
5.30%, 02/11/2021	144	160	Southern Natural Gas Co LLC
			8.00%, 03/01/2032	850	1,064
					$8,344

See accompanying notes.

Schedule of Investments
Income Account
December 31, 2016

	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value(000's)		AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
REITS- 6.40%				Federal Home Loan Mortgage Corporation (FHLMC) (continued)
Alexandria Real Estate Equities Inc				4.50%, 07/01/2039	$1,024	$1,111
4.30%, 01/15/2026	$1,000	$1,028		4.50%, 12/01/2040	548	591
4.60%, 04/01/2022	1,250	1,322		4.50%, 10/01/2041	592	637
CubeSmart LP				5.00%, 08/01/2019	82	84
4.80%, 07/15/2022	2,000	2,153		5.00%, 08/01/2035	665	714
HCP Inc				5.50%, 11/01/2017	9	9
3.75%, 02/01/2019	1,000	1,028		5.50%, 01/01/2018	5	5
Hospitality Properties Trust				5.50%, 05/01/2031	39	44
4.65%, 03/15/2024	750	748		5.50%, 06/01/2035	50	56
5.00%, 08/15/2022	750	792		6.00%, 03/01/2031	16	18
Kimco Realty Corp				6.00%, 05/01/2032	29	32
6.88%, 10/01/2019	2,000	2,240		6.50%, 06/01/2029	13	14
Omega Healthcare Investors Inc				6.50%, 08/01/2029	20	23
5.25%, 01/15/2026	500	514		7.00%, 01/01/2032	5	5
Ventas Realty LP / Ventas Capital Corp				9.00%, 01/01/2025	3	4
3.25%, 08/15/2022	1,750	1,767				$12,665
Welltower Inc				Federal National Mortgage Association (FNMA) - 13.35%
6.13%, 04/15/2020	1,000	1,110		3.00%, 03/01/2042	1,160	1,159
Weyerhaeuser Co				3.00%, 03/01/2042	1,242	1,242
4.70%, 03/15/2021	2,000	2,122		3.00%, 05/01/2042	650	650
		$14,824		3.00%, 06/01/2042	591	591
Savings & Loans - 0.26%				3.00%, 06/01/2042	1,185	1,184
First Niagara Financial Group Inc				3.50%, 12/01/2040	967	997
7.25%, 12/15/2021	500	595		3.50%, 12/01/2041	326	337
				3.50%, 03/01/2042	560	578
Software - 0.85%				3.50%, 04/01/2042	1,074	1,107
Oracle Corp				3.50%, 02/01/2043	716	738
2.50%, 05/15/2022	1,000	993		3.50%, 06/01/2043	1,107	1,141
2.95%, 05/15/2025	1,000	980		3.50%, 03/01/2045	854	879
		$1,973		3.50%, 05/01/2046	952	976
Telecommunications - 1.39%				4.00%, 03/01/2039	698	736
Qwest Corp				4.00%, 08/01/2040	576	608
6.75%, 12/01/2021	2,000	2,170		4.00%, 09/01/2040	1,356	1,435
Sprint Corp				4.00%, 11/01/2040	707	746
7.88%, 09/15/2023	250	267		4.00%, 10/01/2041	523	550
Sprint Spectrum Co LLC / Sprint Spectrum Co				4.00%, 10/01/2041	723	763
II LLC / Sprint Spectrum Co III LLC				4.00%, 11/01/2041	790	835
3.36%, 03/20/2023 (d)	250	251		4.00%, 04/01/2042	503	531
T-Mobile USA Inc				4.00%, 11/01/2043	623	657
6.38%, 03/01/2025	500	534		4.00%, 11/01/2043	1,680	1,780
		$3,222		4.00%, 01/01/2044	1,421	1,502
Transportation - 0.00%				4.00%, 02/01/2044	1,920	2,032
Trailer Bridge Inc				4.00%, 09/01/2044	628	660
0.00%, 11/15/2017 (a),(b),(f)	2,000	—		4.50%, 08/01/2039	284	309
				4.50%, 08/01/2040	931	1,003
Trucking & Leasing - 0.87%				4.50%, 10/01/2040	901	971
Penske Truck Leasing Co Lp / PTL Finance				4.50%, 12/01/2040	545	588
Corp				4.50%, 08/01/2041	600	645
3.75%, 05/11/2017 (d)	2,000	2,016		4.50%, 05/01/2044	904	973
				4.50%, 06/01/2046	927	999
TOTAL BONDS		$140,547		5.00%, 01/01/2018	14	15
SENIOR FLOATING RATE INTERESTS -	Principal			5.00%, 08/01/2035	302	330
0.11%	Amount (000's)	Value (000's)		5.50%, 03/01/2033	31	34
Transportation - 0.11%				5.50%, 06/01/2033	171	192
Trailer Bridge Inc, Term Loan				5.50%, 02/01/2035	288	323
12.00%, 03/31/2017 (b),(c),(f)	$262	$257		6.00%, 04/01/2032	29	33
				6.50%, 05/01/2031	5	6
TOTAL SENIOR FLOATING RATE INTERESTS		$257		6.50%, 04/01/2032	70	79
U.S. GOVERNMENT & GOVERNMENT	Principal			7.00%, 01/01/2030	2	2
AGENCY OBLIGATIONS - 32.77%	Amount (000's)	Value(000	's)			$30,916
Federal Home Loan Mortgage Corporation (FHLMC) - 5.47%				Government National Mortgage Association (GNMA) - 0.03%
3.00%, 10/01/2042	$716	$716		7.00%, 06/20/2031	43	51
3.00%, 11/01/2042	704	704		9.00%, 02/15/2025	3	3
3.50%, 10/01/2041	739	761				$54
3.50%, 04/01/2042	938	966		U.S. Treasury - 13.92%
3.50%, 04/01/2042	1,723	1,775		0.75%, 10/31/2017	1,000	999
3.50%, 04/01/2045	894	917		0.88%, 02/28/2017	500	500
4.00%, 02/01/2045	642	675		1.38%, 11/30/2018	1,000	1,004
4.00%, 02/01/2046	903	950		1.50%, 08/15/2026	2,000	1,840
4.00%, 06/01/2046	1,012	1,066		1.63%, 11/15/2022	2,000	1,946
4.50%, 05/01/2039	477	513		1.75%, 05/15/2022	2,000	1,971
4.50%, 06/01/2039	256	275		2.00%, 11/15/2021	1,000	1,003

See accompanying notes.

		Schedule of Investments
		Income Account
		December 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
U.S. Treasury (continued)
2.00%, 11/15/2026	$1,000	$962
2.38%, 05/31/2018	1,000	1,019
2.50%, 05/15/2024	1,000	1,015
2.63%, 11/15/2020	2,000	2,067
2.75%, 02/15/2019	1,000	1,031
2.75%, 02/15/2024	1,000	1,033
2.88%, 05/15/2043	1,000	966
2.88%, 08/15/2045	1,000	962
3.00%, 11/15/2044	1,000	988
3.13%, 05/15/2019	2,000	2,085
3.13%, 05/15/2021	1,000	1,054
3.13%, 08/15/2044	1,000	1,012
3.38%, 05/15/2044	1,000	1,060
3.50%, 02/15/2039	1,000	1,094
3.63%, 02/15/2020	2,000	2,128
3.63%, 02/15/2044	1,000	1,108
3.75%, 08/15/2041	1,000	1,126
3.75%, 11/15/2043	2,000	2,268
		$32,241
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$75,876
Total Investments		$231,648
Other Assets and Liabilities - (0.03)%		$(79)
TOTAL NET ASSETS - 100.00%		$231,569

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Inputs used in the valuation may be unobservable; however, not all securities are included in Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $2,932 or 1.27% of net assets.
(c)	Variable Rate. Rate shown is in effect at December 31, 2016.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $23,305 or 10.06% of net assets.
(e)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(f)	Security is Illiquid. At the end of the period, the value of these securities totaled $257 or 0.11% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Financial	20.17%
Mortgage Securities	18.85%
Government	13.92%
Energy	10.35%
Consumer, Non-cyclical	7.36%
Utilities	6.47%
Investment Companies	5.05%
Industrial	4.33%
Communications	4.14%
Asset Backed Securities	3.46%
Consumer, Cyclical	2.53%
Basic Materials	1.81%
Technology	1.59%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
International Emerging Markets Account
December 31, 2016

COMMON STOCKS - 93.67%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Agriculture - 1.54%			Food (continued)
Gudang Garam Tbk PT	60,100	$284	JBS SA	177,300	$620
KT&G Corp	12,396	1,037	X5 Retail Group NV (a)	19,251	625
		$1,321			$2,376
Airlines - 0.28%			Forest Products & Paper - 1.40%
AirAsia Bhd	472,500	241	Fibria Celulose SA	55,100	540
			Sappi Ltd (a)	101,357	661
Automobile Manufacturers - 2.07%					$1,201
Guangzhou Automobile Group Co Ltd	290,000	350	Holding Companies - Diversified - 0.36%
Maruti Suzuki India Ltd	18,212	1,423	Siam Cement PCL/The	22,050	306
		$1,773
Automobile Parts & Equipment - 3.20%			Insurance - 1.92%
Hankook Tire Co Ltd	17,796	856	China Life Insurance Co Ltd/Taiwan	559,000	553
Hiroca Holdings Ltd	83,000	241	Ping An Insurance Group Co of China Ltd	220,000	1,093
Mando Corp	2,216	430			$1,646
Tong Yang Industry Co Ltd	283,000	555	Internet - 9.03%
Xinyi Glass Holdings Ltd (a)	814,000	663	Alibaba Group Holding Ltd ADR(a)	32,932	2,892
		$2,745	NAVER Corp	1,262	808
Banks - 17.31%			Tencent Holdings Ltd	167,000	4,049
Banco do Brasil SA	72,600	625			$7,749
Banco Santander Chile	5,871,837	327	Iron & Steel - 0.59%
Bank Negara Indonesia Persero Tbk PT	956,800	391	Ternium SA ADR	20,903	505
Bank of China Ltd	1,894,000	835
Bank Rakyat Indonesia Persero Tbk PT	554,100	479	Leisure Products & Services - 0.48%
Barclays Africa Group Ltd	106,766	1,310	Hero MotoCorp Ltd	9,279	416
China Construction Bank Corp	3,577,902	2,740
CIMB Group Holdings Bhd	313,200	314	Lodging - 0.36%
Credicorp Ltd	2,447	386	Galaxy Entertainment Group Ltd	71,000	308
ICICI Bank Ltd ADR	126,358	946
Nedbank Group Ltd	56,729	982	Media - 2.07%
OTP Bank PLC	35,549	1,015	Naspers Ltd	12,146	1,773
Sberbank of Russia PJSC ADR	156,896	1,807
Siam Commercial Bank PCL/The	131,600	556	Metal Fabrication & Hardware - 0.66%
Standard Bank Group Ltd	55,165	607	Hyosung Corp	4,715	567
Woori Bank	66,753	704
Yes Bank Ltd	48,654	825	Mining - 2.26%
		$14,849	Anglo American PLC (a)	52,058	729
Chemicals - 1.01%			Hindalco Industries Ltd	262,757	595
Kingboard Chemical Holdings Ltd	126,000	380	Vedanta Ltd	193,898	612
Sinopec Shanghai Petrochemical Co Ltd	902,000	487			$1,936
		$867	Miscellaneous Manufacturers - 1.22%
Coal - 1.10%			Largan Precision Co Ltd	9,000	1,049
Adaro Energy Tbk PT	3,740,200	467
China Shenhua Energy Co Ltd	256,500	480	Oil & Gas - 9.25%
		$947	Bharat Petroleum Corp Ltd	75,674	707
Commercial Services - 2.55%			China Petroleum & Chemical Corp	1,874,400	1,320
Kroton Educacional SA	196,400	802	CNOOC Ltd	412,000	512
New Oriental Education & Technology Group	21,259	895	Indian Oil Corp Ltd	155,438	743
Inc ADR(a)			LUKOIL PJSC ADR	39,323	2,203
Qualicorp SA	82,900	490	MOL Hungarian Oil & Gas PLC	3,324	233
		$2,187	PTT PCL (b)	84,100	870
Diversified Financial Services - 4.56%			SK Innovation Co Ltd	4,023	487
Fubon Financial Holding Co Ltd	846,000	1,334	Tatneft PJSC ADR	20,970	863
Indiabulls Housing Finance Ltd	58,774	560			$7,938
Mega Financial Holding Co Ltd	1,557,731	1,108	Pharmaceuticals - 0.45%
Shinhan Financial Group Co Ltd	24,252	909	Sinopharm Group Co Ltd	94,800	389
		$3,911
Electric - 1.68%			Pipelines - 0.42%
Enel Americas SA	2,078,701	338	Petronet LNG Ltd	66,701	360
Huaneng Renewables Corp Ltd	1,072,000	346
Tenaga Nasional BHD	246,100	762	REITS - 0.69%
		$1,446	Fibra Uno Administracion SA de CV	176,400	270
			Macquarie Mexico Real Estate Management	313,700	324
Electronics - 0.99%			SA de CV (a)
Hon Hai Precision Industry Co Ltd	326,000	848			$594
Engineering & Construction - 1.58%			Retail - 0.71%
Daelim Industrial Co Ltd	7,665	552	Wal-Mart de Mexico SAB de CV	342,549	613
Grupo Aeroportuario del Pacifico SAB de CV	44,300	364
Promotora y Operadora de Infraestructura	52,308	437	Semiconductors - 14.19%
SAB de CV			Powertech Technology Inc	235,000	630
		$1,353	Samsung Electronics Co Ltd	3,436	5,114
Food - 2.77%			SK Hynix Inc	41,745	1,536
Cencosud SA	162,551	456	Taiwan Semiconductor Manufacturing Co Ltd	818,164	4,583
Charoen Pokphand Foods PCL (b)	820,800	675

See accompanying notes.

Schedule of Investments
International Emerging Markets Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Semiconductors (continued)			Country	Percent
Win Semiconductors Corp	110,561	$310	China	21.43%
		$12,173	Korea, Republic Of	15.53%
Software - 1.40%			Taiwan, Province Of China	13.94%
NetEase Inc ADR	5,588	1,203	Brazil	8.91%
			India	8.42%
Telecommunications - 5.02%			Russian Federation	6.41%
China Mobile Ltd	132,959	1,402	South Africa	6.22%
China Telecom Corp Ltd	1,756,000	805	Hong Kong	3.20%
Chunghwa Telecom Co Ltd	236,000	741	Indonesia	3.10%
LG Uplus Corp	34,031	323	Thailand	2.81%
Telekomunikasi Indonesia Persero Tbk PT	3,519,700	1,035	Mexico	2.34%
		$4,306	Malaysia	1.54%
Water - 0.55%			Hungary	1.45%
Cia de Saneamento Basico do Estado de Sao	53,500	472	United States	1.37%
Paulo			Chile	1.30%
			United Kingdom	0.85%
TOTAL COMMON STOCKS		$80,368	Luxembourg	0.59%
INVESTMENT COMPANIES - 1.37%	Shares Held	Value (000's)	Peru	0.45%
Money Market Funds - 1.37%			Other Assets and Liabilities	0.14%
BlackRock Liquidity Funds FedFund Portfolio	1,171,887	1,172	TOTAL NET ASSETS	100.00%

TOTAL INVESTMENT COMPANIES		$1,172
PREFERRED STOCKS - 4.82%	Shares Held	Value (000's)
Banks - 1.57%
Itau Unibanco Holding SA 0.18%(c)	130,000	$1,348

Holding Companies - Diversified - 1.58%
Itausa - Investimentos Itau SA 0.06%(c)	533,380	1,354

Iron & Steel - 0.93%
Vale SA 0.28%(c)	112,407	801

Media - 0.05%
Zee Entertainment Enterprises Ltd 6.00%	322,341	46

Oil & Gas - 0.69%
Petroleo Brasileiro SA 0.00%(a),(c)	129,900	591

TOTAL PREFERRED STOCKS		$4,140
Total Investments		$85,680
Other Assets and Liabilities - 0.14%		$122
TOTAL NET ASSETS - 100.00%		$85,802

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Inputs used in the valuation may be unobservable; however, not all securities are included in Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $1,545 or 1.80% of net assets.
(c)	Variable Rate. Rate shown is in effect at December 31, 2016.

See accompanying notes.

Schedule of Investments
LargeCap Growth Account
December 31, 2016

COMMON STOCKS - 97.06%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 0.80%				Oil & Gas (continued)
L-3 Communications Corp	5,100	$776		Pioneer Natural Resources Co	10,562	$1,902
						$3,687
Airlines - 2.17%				Oil & Gas Services - 0.75%
Delta Air Lines Inc	42,814	2,106		Halliburton Co	13,500	730

Banks - 1.34%				Pharmaceuticals - 1.18%
Citizens Financial Group Inc	36,400	1,297		DexCom Inc (a)	19,210	1,147

Biotechnology - 2.86%				Retail - 8.96%
Biogen Inc (a)	2,200	624		Dollar Tree Inc (a)	16,014	1,236
Celgene Corp (a)	18,576	2,150		Nordstrom Inc	17,900	858
		$2,774		Panera Bread Co (a)	6,443	1,321
Building Materials - 1.94%				TJX Cos Inc/The	32,682	2,456
Masco Corp	59,500	1,881		Ulta Salon Cosmetics & Fragrance Inc (a)	11,101	2,830
						$8,701
Chemicals - 1.17%				Semiconductors - 9.95%
Albemarle Corp	13,244	1,140		Analog Devices Inc	17,500	1,271
				Applied Materials Inc	45,000	1,452
Commercial Services - 4.38%				Broadcom Ltd	8,960	1,584
FleetCor Technologies Inc (a)	13,729	1,943		Lam Research Corp	21,560	2,279
S&P Global Inc	12,053	1,296		Micron Technology Inc (a)	67,100	1,471
Vantiv Inc (a)	17,000	1,014		NXP Semiconductors NV (a)	16,433	1,611
		$4,253				$9,668
Computers - 4.32%				Software - 5.87%
Apple Inc	36,245	4,198		Fidelity National Information Services Inc	19,487	1,474
				Microsoft Corp	68,100	4,232
Cosmetics & Personal Care - 2.54%						$5,706
Procter & Gamble Co/The	29,291	2,463		Transportation - 3.68%
				CSX Corp	36,500	1,311
Diversified Financial Services - 7.99%				FedEx Corp	12,132	2,259
Charles Schwab Corp/The	24,900	983				$3,570
CME Group Inc	11,373	1,312		TOTAL COMMON STOCKS		$94,265
Mastercard Inc	26,467	2,732		INVESTMENT COMPANIES - 2.92%	Shares Held	Value(000	's)
Visa Inc	35,040	2,734		Money Market Funds - 2.92%
		$7,761		BlackRock Liquidity Funds FedFund Portfolio	2,837,170	2,837
Food - 3.50%
Kellogg Co	14,657	1,080		TOTAL INVESTMENT COMPANIES		$2,837
Kraft Heinz Co/The	20,300	1,773		Total Investments		$97,102
Pinnacle Foods Inc	10,300	551		Other Assets and Liabilities - 0.02%		$19
		$3,404		TOTAL NET ASSETS - 100.00%		$97,121
Healthcare - Products - 6.39%
Edwards Lifesciences Corp (a)	23,627	2,214
Intuitive Surgical Inc (a)	3,075	1,950		(a) Non-Income Producing Security
Thermo Fisher Scientific Inc	14,490	2,044
		$6,208
Housewares - 1.47%
Newell Brands Inc	31,900	1,424		Portfolio Summary (unaudited)
				Sector		Percent
Internet - 14.95%				Consumer, Non-cyclical		20.85%
Alphabet Inc - A Shares (a)	5,904	4,678		Technology		20.14%
Amazon.com Inc (a)	4,218	3,163		Consumer, Cyclical		15.90%
eBay Inc (a)	33,300	989		Communications		15.45%
Facebook Inc (a)	24,369	2,804		Industrial		9.67%
Netflix Inc (a)	11,996	1,485		Financial		9.33%
Priceline Group Inc/The (a)	957	1,403		Energy		4.55%
		$14,522		Investment Companies		2.92%
Leisure Products & Services - 1.96%				Basic Materials		1.17%
Royal Caribbean Cruises Ltd	23,262	1,908		Other Assets and Liabilities		0.02%
				TOTAL NET ASSETS		100.00%
Lodging - 1.34%
Wynn Resorts Ltd	15,028	1,300

Machinery - Construction & Mining - 2.22%
Caterpillar Inc	23,200	2,152

Machinery - Diversified - 1.03%
Deere & Co	9,700	999

Media - 0.50%
CBS Corp	7,700	490

Oil & Gas - 3.80%
Diamondback Energy Inc (a)	17,660	1,785

See accompanying notes.

     Schedule of Investments LargeCap Growth Account I

December 31, 2016

COMMON STOCKS - 96.42%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.06%				Biotechnology (continued)
Interpublic Group of Cos Inc/The	1,328	$31		BioMarin Pharmaceutical Inc (a)	533	$44
Omnicom Group Inc	1,341	114		Celgene Corp (a)	9,429	1,092
		$145		Charles River Laboratories International Inc	176	14
Aerospace & Defense - 1.62%				(a)
B/E Aerospace Inc	368	22		Gilead Sciences Inc	4,088	293
Boeing Co/The	21,207	3,302		Illumina Inc (a)	2,260	289
General Dynamics Corp	469	81		Incyte Corp (a)	3,185	320
HEICO Corp	100	8		Intercept Pharmaceuticals Inc (a)	49	5
HEICO Corp - Class A	170	11		Intrexon Corp (a)	165	4
Lockheed Martin Corp	893	223		Ionis Pharmaceuticals Inc (a)	360	17
Northrop Grumman Corp	639	148		Juno Therapeutics Inc (a)	170	3
Raytheon Co	506	72		Regeneron Pharmaceuticals Inc (a)	240	88
Rockwell Collins Inc	406	38		Seattle Genetics Inc (a)	291	15
Spirit AeroSystems Holdings Inc	269	16		United Therapeutics Corp (a)	35	5
TransDigm Group Inc	158	39		Vertex Pharmaceuticals Inc (a)	12,912	951
		$3,960				$9,473
Agriculture - 0.69%				Building Materials - 0.43%
Altria Group Inc	6,317	427		Eagle Materials Inc	157	16
Philip Morris International Inc	13,016	1,191		Fortune Brands Home & Security Inc	503	27
Reynolds American Inc	1,165	65		Johnson Controls International plc	447	18
		$1,683		Lennox International Inc	133	20
Airlines - 1.85%				Martin Marietta Materials Inc	176	39
Alaska Air Group Inc	22,834	2,026		Vulcan Materials Co	7,483	937
American Airlines Group Inc	49,165	2,296				$1,057
Delta Air Lines Inc	2,262	111		Chemicals - 0.32%
JetBlue Airways Corp (a)	153	3		AdvanSix Inc (a)	190	4
Southwest Airlines Co	1,459	73		Air Products & Chemicals Inc	392	56
		$4,509		Axalta Coating Systems Ltd (a)	542	15
Apparel - 0.96%				Celanese Corp	63	5
Carter's Inc	166	15		EI du Pont de Nemours & Co	2,918	214
Hanesbrands Inc	1,173	25		FMC Corp	339	19
Michael Kors Holdings Ltd (a)	540	23		International Flavors & Fragrances Inc	256	30
NIKE Inc	3,016	153		LyondellBasell Industries NV	795	68
Ralph Lauren Corp	33	3		Monsanto Co	648	68
Skechers U.S.A. Inc (a)	424	11		NewMarket Corp	25	11
Under Armour Inc - Class A (a)	25,617	744		PPG Industries Inc	608	58
Under Armour Inc - Class C (a)	53,073	1,336		Praxair Inc	953	112
VF Corp	770	41		Sherwin-Williams Co/The	335	90
		$2,351		Valspar Corp/The	257	27
				Versum Materials Inc (a)	360	10
Automobile Manufacturers - 0.91%
Ferrari NV	11,210	652				$787
PACCAR Inc	65	4		Commercial Services - 5.06%
Tesla Motors Inc (a)	7,335	1,567		Aramark	388	14
		$2,223		Automatic Data Processing Inc	1,045	107
Automobile Parts & Equipment - 0.06%				Booz Allen Hamilton Holding Corp	408	15
BorgWarner Inc	138	6		Cintas Corp	298	34
				CoreLogic Inc/United States (a)	245	9
Delphi Automotive PLC	1,371	92		CoStar Group Inc (a)	104	20
Lear Corp	210	28
WABCO Holdings Inc (a)	183	19		Ecolab Inc	32,057	3,758
				Equifax Inc	387	46
		$145		Euronet Worldwide Inc (a)	181	13
Banks - 2.11%				FleetCor Technologies Inc (a)	17,040	2,411
Citizens Financial Group Inc	15,267	544		Gartner Inc (a)	268	27
First Hawaiian Inc	63	2		Global Payments Inc	482	33
First Republic Bank/CA	2,622	242		KAR Auction Services Inc	459	20
Morgan Stanley	67,652	2,858		Live Nation Entertainment Inc (a)	309	8
Signature Bank/New York NY (a)	97	15
				LSC Communications Inc	194	6
State Street Corp	18,898	1,469
SVB Financial Group (a)	125	21		Moody's Corp	343	32
				Morningstar Inc	59	4
		$5,151		Nielsen Holdings PLC	880	37
Beverages - 0.38%				PayPal Holdings Inc (a)	136,545	5,390
Brown-Forman Corp - A Shares	177	8		Quanta Services Inc (a)	214	7
Brown-Forman Corp - B Shares	578	26		Robert Half International Inc	432	21
Coca-Cola Co/The	6,657	276		RR Donnelley & Sons Co	187	3
Constellation Brands Inc	567	87		S&P Global Inc	871	94
Dr Pepper Snapple Group Inc	776	70		Sabre Corp	698	17
Monster Beverage Corp (a)	956	42
				Service Corp International/US	627	18
PepsiCo Inc	4,085	428		ServiceMaster Global Holdings Inc (a)	433	16
		$937		Square Inc (a)	289	4
Biotechnology - 3.88%				Total System Services Inc	563	28
Alexion Pharmaceuticals Inc (a)	38,347	4,692		TransUnion (a)	237	7
Alnylam Pharmaceuticals Inc (a)	197	7		United Rentals Inc (a)	265	28
Amgen Inc	2,319	339		Vantiv Inc (a)	520	31
Biogen Inc (a)	4,565	1,295

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Commercial Services (continued)				Electronics (continued)
Verisk Analytics Inc (a)	493	$40		Amphenol Corp	55,611	$3,737
Western Union Co/The	1,642	36		Fortive Corp	71,315	3,824
WEX Inc (a)	130	15		Gentex Corp	683	14
		$12,349		Honeywell International Inc	2,518	292
Computers - 3.64%				Mettler-Toledo International Inc (a)	87	37
Accenture PLC - Class A	2,455	288		PerkinElmer Inc	111	6
Apple Inc	25,610	2,966		Trimble Inc (a)	673	20
Cognizant Technology Solutions Corp (a)	50,769	2,845		Waters Corp (a)	248	33
CSRA Inc	578	18				$7,998
DST Systems Inc	126	13		Engineering & Construction - 1.20%
Fortinet Inc (a)	493	15		SBA Communications Corp (a)	28,367	2,929
Genpact Ltd (a)	95,132	2,316
International Business Machines Corp	2,248	373		Entertainment - 0.03%
Leidos Holdings Inc	268	14		Cinemark Holdings Inc	387	15
NCR Corp (a)	447	18		Gaming and Leisure Properties Inc	657	20
Teradata Corp (a)	494	13		Lions Gate Entertainment Corp (a)	319	8
VeriFone Systems Inc (a)	337	6		Regal Entertainment Group	194	4
		$8,885		Six Flags Entertainment Corp	251	15
Consumer Products - 0.10%				Vail Resorts Inc	134	21
Avery Dennison Corp	285	20				$83
Church & Dwight Co Inc	817	36		Environmental Control - 0.03%
Clorox Co/The	343	41		Stericycle Inc (a)	238	18
Kimberly-Clark Corp	1,121	128		Waste Management Inc	840	60
Spectrum Brands Holdings Inc	88	11				$78
		$236		Food - 0.31%
Cosmetics & Personal Care - 1.37%				Blue Buffalo Pet Products Inc (a)	238	6
Colgate-Palmolive Co	767	50		Campbell Soup Co	596	36
Estee Lauder Cos Inc/The	43,119	3,298		Conagra Brands Inc	1,598	63
		$3,348		Flowers Foods Inc	542	11
Distribution & Wholesale - 0.05%				General Mills Inc	2,115	131
HD Supply Holdings Inc (a)	700	30		Hain Celestial Group Inc/The (a)	257	10
LKQ Corp (a)	971	30		Hershey Co/The	438	45
Pool Corp	146	15		Hormel Foods Corp	761	26
Watsco Inc	97	14		Ingredion Inc	167	21
WW Grainger Inc	178	41		Kellogg Co	520	38
		$130		Kraft Heinz Co/The	172	15
Diversified Financial Services - 5.62%				Kroger Co/The	2,174	75
Affiliated Managers Group Inc (a)	144	21		Lamb Weston Holdings Inc	391	15
Alliance Data Systems Corp	188	43		McCormick & Co Inc/MD	369	34
Ameriprise Financial Inc	246	27		Pilgrim's Pride Corp	99	2
Artisan Partners Asset Management Inc	140	4		Post Holdings Inc (a)	134	11
CBOE Holdings Inc	248	18		Sprouts Farmers Market Inc (a)	481	9
Charles Schwab Corp/The	5,545	218		Sysco Corp	1,986	110
CME Group Inc	6,536	754		TreeHouse Foods Inc (a)	70	5
Credit Acceptance Corp (a)	25	5		Tyson Foods Inc	778	48
Discover Financial Services	614	44		US Foods Holding Corp (a)	172	5
Eaton Vance Corp	362	15		WhiteWave Foods Co/The (a)	531	30
Federated Investors Inc	321	9		Whole Foods Market Inc	209	6
Interactive Brokers Group Inc - A Shares	23	1				$752
Intercontinental Exchange Inc	28,429	1,604		Hand & Machine Tools - 0.02%
Invesco Ltd	256	8		Snap-on Inc	148	25
Lazard Ltd	89	4		Stanley Black & Decker Inc	277	32
LPL Financial Holdings Inc	72	3				$57
Mastercard Inc	3,522	364		Healthcare - Products - 5.77%
NorthStar Asset Management Group Inc	601	9		ABIOMED Inc (a)	137	16
SEI Investments Co	399	20		Alere Inc (a)	84	3
T Rowe Price Group Inc	420	32		Align Technology Inc (a)	249	24
TD Ameritrade Holding Corp	36,179	1,578		Baxter International Inc	723	32
Visa Inc	114,670	8,946		Becton Dickinson and Co	787	130
		$13,727		Bio-Techne Corp	131	14
Electric - 0.00%				Boston Scientific Corp (a)	3,084	67
Dominion Resources Inc/VA	117	9		Bruker Corp	461	10
				Cooper Cos Inc/The	122	21
Electrical Components & Equipment - 0.03%				CR Bard Inc	238	54
Acuity Brands Inc	135	31		Danaher Corp	77,778	6,055
AMETEK Inc	158	8		Edwards Lifesciences Corp (a)	484	45
Emerson Electric Co	235	13		Henry Schein Inc (a)	272	41
Energizer Holdings Inc	100	4		Hill-Rom Holdings Inc	225	13
Hubbell Inc	133	16		Hologic Inc (a)	924	37
		$72		IDEXX Laboratories Inc (a)	296	35
Electronics - 3.28%				Intuitive Surgical Inc (a)	9,207	5,838
Agilent Technologies Inc	311	14		OPKO Health Inc (a)	897	8
Allegion PLC	331	21		Patterson Cos Inc	300	12

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Healthcare - Products (continued)				Internet (continued)
St Jude Medical Inc	437	$35		Match Group Inc (a)	258	$4
Stryker Corp	11,972	1,434		Netflix Inc (a)	9,351	1,157
Teleflex Inc	39	6		Palo Alto Networks Inc (a)	2,320	290
Thermo Fisher Scientific Inc	698	99		Priceline Group Inc/The (a)	4,050	5,937
Varian Medical Systems Inc (a)	323	29		Symantec Corp	348	8
VWR Corp (a)	89	2		Tencent Holdings Ltd ADR	43,700	1,059
Zimmer Biomet Holdings Inc	222	23		TripAdvisor Inc (a)	54,554	2,530
		$14,083		VeriSign Inc (a)	317	24
Healthcare - Services - 4.35%				Yelp Inc (a)	199	8
Aetna Inc	9,290	1,152		Zillow Group Inc - A Shares (a)	130	5
Anthem Inc	4,216	606				$49,137
Centene Corp (a)	13,677	773		Iron & Steel - 0.00%
Cigna Corp	6,763	902		Steel Dynamics Inc	161	6
DaVita Inc (a)	36,107	2,318
HCA Holdings Inc (a)	962	71		Leisure Products & Services - 0.02%
Humana Inc	7,940	1,620		Brunswick Corp/DE	271	15
Laboratory Corp of America Holdings (a)	162	21		Harley-Davidson Inc	598	35
MEDNAX Inc (a)	227	15		Vista Outdoor Inc (a)	66	2
Quintiles IMS Holdings Inc (a)	380	29				$52
Tenet Healthcare Corp (a)	307	5		Lodging - 1.68%
UnitedHealth Group Inc	19,291	3,087		Choice Hotels International Inc	121	7
Universal Health Services Inc	91	10		Extended Stay America Inc	207	3
WellCare Health Plans Inc (a)	146	20		Hilton Worldwide Holdings Inc	61,098	1,662
		$10,629		Hyatt Hotels Corp (a)	51	3
Home Builders - 0.04%				Las Vegas Sands Corp	833	45
CalAtlantic Group Inc	42	1		Marriott International Inc/MD	1,323	109
DR Horton Inc	644	18		MGM Resorts International (a)	77,741	2,241
Lennar Corp - A Shares	338	14		Wyndham Worldwide Corp	367	28
Lennar Corp - B Shares	80	3				$4,098
NVR Inc (a)	12	20		Machinery - Construction & Mining - 0.01%
PulteGroup Inc	366	7		BWX Technologies Inc	360	14
Thor Industries Inc	173	17
Toll Brothers Inc (a)	292	9		Machinery - Diversified - 2.55%
		$89		Cognex Corp	296	19
Home Furnishings - 0.02%				Deere & Co	480	49
Harman International Industries Inc	123	14		IDEX Corp	247	22
Leggett & Platt Inc	452	22		Manitowoc Foodservice Inc (a)	237	5
Tempur Sealy International Inc (a)	169	12		Middleby Corp/The (a)	193	25
Whirlpool Corp	29	5		Nordson Corp	203	23
		$53		Rockwell Automation Inc	520	70
Housewares - 0.04%				Roper Technologies Inc	17,973	3,290
Newell Brands Inc	1,084	48		Wabtec Corp/DE	32,338	2,685
Scotts Miracle-Gro Co/The	143	14		Xylem Inc/NY	348	17
Toro Co/The	393	22		Zebra Technologies Corp (a)	147	13
Tupperware Brands Corp	191	10				$6,218
		$94		Media - 0.71%
Insurance - 0.12%				AMC Networks Inc (a)	200	10
AmTrust Financial Services Inc	74	2		Cable One Inc	18	11
Aon PLC	911	102		CBS Corp	2,108	134
Arthur J Gallagher & Co	406	21		Charter Communications Inc (a)	458	132
Brown & Brown Inc	56	2		Comcast Corp - Class A	7,560	522
Erie Indemnity Co	67	8		Discovery Communications Inc - A Shares (a)	498	14
Lincoln National Corp	192	13		Discovery Communications Inc - C Shares (a)	765	21
Marsh & McLennan Cos Inc	1,753	118		DISH Network Corp (a)	545	32
Progressive Corp/The	121	4		FactSet Research Systems Inc	123	20
XL Group Ltd	316	12		Scripps Networks Interactive Inc	286	20
		$282		Sirius XM Holdings Inc	5,987	27
Internet - 20.12%				Time Warner Inc	2,178	210
Alibaba Group Holding Ltd ADR(a)	14,690	1,290		Twenty-First Century Fox Inc - A Shares	4,304	121
Alphabet Inc - A Shares (a)	8,590	6,807		Twenty-First Century Fox Inc - B Shares	1,264	34
Alphabet Inc - C Shares (a)	8,091	6,244		Viacom Inc - A Shares	74	3
Amazon.com Inc (a)	19,194	14,394		Viacom Inc - B Shares	954	33
CDW Corp/DE	535	28		Walt Disney Co/The	3,706	386
Dropbox Inc (a),(b),(c),(d)	1,434	14				$1,730
eBay Inc (a)	5,407	161		Mining - 0.01%
Expedia Inc	372	42		Freeport-McMoRan Inc (a)	656	9
F5 Networks Inc (a)	227	33		Southern Copper Corp	114	3
Facebook Inc (a)	78,789	9,065				$12
Flipkart Online Services Pvt Ltd (a),(b),(c),(d)	194	18		Miscellaneous Manufacturers - 0.99%
GoDaddy Inc (a)	209	7		3M Co	1,344	240
Groupon Inc (a)	1,789	6		AO Smith Corp	26,178	1,239
Liberty Expedia Holdings Inc (a)	78	3		Carlisle Cos Inc	88	10
Liberty Ventures (a)	80	3		Donaldson Co Inc	442	19

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Miscellaneous Manufacturers (continued)				REITS (continued)
General Electric Co	4,068	$128		Equity LifeStyle Properties Inc	266	$19
Hexcel Corp	343	18		Essex Property Trust Inc	94	22
Illinois Tool Works Inc	672	82		Extra Space Storage Inc	393	30
Ingersoll-Rand PLC	776	58		Federal Realty Investment Trust	231	33
Textron Inc	12,726	618		Healthcare Trust of America Inc	354	10
		$2,412		Iron Mountain Inc	799	26
Office & Business Equipment - 0.00%				Lamar Advertising Co	273	19
Pitney Bowes Inc	641	10		Life Storage Inc	95	8
				Omega Healthcare Investors Inc	295	9
Oil & Gas - 0.06%				Outfront Media Inc	131	3
Apache Corp	813	51		Public Storage	338	76
Cabot Oil & Gas Corp	1,014	24		Regency Centers Corp	74	5
Cimarex Energy Co	56	8		Senior Housing Properties Trust	216	4
Continental Resources Inc/OK (a)	152	8		Simon Property Group Inc	935	166
Devon Energy Corp	142	6		Tanger Factory Outlet Centers Inc	346	13
Diamondback Energy Inc (a)	66	7		Ventas Inc	559	35
EOG Resources Inc	188	19				$1,472
Murphy USA Inc (a)	94	6		Retail - 7.42%
Parsley Energy Inc (a)	74	2		Advance Auto Parts Inc	221	37
Southwestern Energy Co (a)	1,564	17		AutoNation Inc (a)	96	5
		$148		AutoZone Inc (a)	140	111
Packaging & Containers - 0.07%				Bed Bath & Beyond Inc	94	4
Ball Corp	526	40		Brinker International Inc	228	11
Bemis Co Inc	83	4		Burlington Stores Inc (a)	153	13
Berry Plastics Group Inc (a)	406	20		Cabela's Inc (a)	47	3
Crown Holdings Inc (a)	447	24		CarMax Inc (a)	601	39
Graphic Packaging Holding Co	836	10		Casey's General Stores Inc	122	15
Owens-Illinois Inc (a)	582	10		Coach Inc	200	7
Packaging Corp of America	309	26		Copart Inc (a)	360	20
Sealed Air Corp	636	29		Costco Wholesale Corp	30,182	4,833
Silgan Holdings Inc	163	8		CVS Health Corp	3,404	269
		$171		Darden Restaurants Inc	391	28
Pharmaceuticals - 3.64%				Dick's Sporting Goods Inc	253	13
AbbVie Inc	4,994	313		Dollar General Corp	19,260	1,426
ACADIA Pharmaceuticals Inc (a)	291	8		Dollar Tree Inc (a)	520	40
Agios Pharmaceuticals Inc (a)	91	4		Domino's Pizza Inc	169	27
Akorn Inc (a)	333	7		Dunkin' Brands Group Inc	314	16
Alkermes PLC (a)	456	25		Foot Locker Inc	405	29
Allergan plc	5,158	1,083		Gap Inc/The	136	3
AmerisourceBergen Corp	572	45		Genuine Parts Co	442	42
Bristol-Myers Squibb Co	19,934	1,165		Home Depot Inc/The	11,624	1,559
Cardinal Health Inc	692	50		Kate Spade & Co (a)	437	8
DexCom Inc (a)	38,709	2,311		L Brands Inc	98	6
Eli Lilly & Co	2,228	164		Liberty Interactive Corp QVC Group (a)	814	16
Express Scripts Holding Co (a)	2,075	143		Lowe's Cos Inc	7,892	561
Herbalife Ltd (a)	246	12		Lululemon Athletica Inc (a)	314	20
Johnson & Johnson	1,685	194		McDonald's Corp	2,009	245
McKesson Corp	514	72		Michaels Cos Inc/The (a)	289	6
Mead Johnson Nutrition Co	38,327	2,712		MSC Industrial Direct Co Inc	99	9
Merck & Co Inc	7,212	425		Nordstrom Inc	422	20
Mylan NV (a)	705	27		Nu Skin Enterprises Inc	84	4
Neurocrine Biosciences Inc (a)	260	10		O'Reilly Automotive Inc (a)	2,417	673
Pfizer Inc	954	31		Panera Bread Co (a)	77	16
Premier Inc (a)	128	4		Ross Stores Inc	14,602	958
VCA Inc (a)	270	18		Sally Beauty Holdings Inc (a)	486	13
Zoetis Inc	1,043	56		Signet Jewelers Ltd	235	22
		$8,879		Starbucks Corp	92,644	5,144
Pipelines - 0.03%				Target Corp	924	67
ONEOK Inc	672	39		TJX Cos Inc/The	2,719	204
Spectra Energy Corp	329	13		Tractor Supply Co	11,933	905
				Ulta Salon Cosmetics & Fragrance Inc (a)	190	48
Williams Cos Inc/The	349	11		Urban Outfitters Inc (a)	302	9
		$63
REITS - 0.60%				Walgreens Boots Alliance Inc	796	66
Alexandria Real Estate Equities Inc	28	3		Wendy's Co/The	526	7
American Tower Corp	1,413	149		Williams-Sonoma Inc	299	14
				Yum China Holdings Inc (a)	1,139	30
Boston Properties Inc	59	8
Care Capital Properties Inc	120	3		Yum! Brands Inc	7,757	491
Crown Castle International Corp	8,236	714				$18,112
CubeSmart	418	11		Semiconductors - 3.45%
CyrusOne Inc	203	9		Applied Materials Inc	3,021	97
Digital Realty Trust Inc	343	34		ASML Holding NV - NY Reg Shares	12,650	1,419
Empire State Realty Trust Inc	290	6		Broadcom Ltd	858	152
Equinix Inc	159	57		Intel Corp	1,764	64
				IPG Photonics Corp (a)	109	11

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Semiconductors (continued)				Toys, Games & Hobbies - 0.01%
KLA-Tencor Corp	512	$40		Hasbro Inc	372	$29
Lam Research Corp	583	62
Linear Technology Corp	391	24		Transportation - 0.75%
Maxim Integrated Products Inc	907	35		CH Robinson Worldwide Inc	454	33
Microchip Technology Inc	696	45		Expeditors International of Washington Inc	436	23
NVIDIA Corp	6,234	665		FedEx Corp	7,900	1,471
NXP Semiconductors NV (a)	55,259	5,416		JB Hunt Transport Services Inc	296	29
ON Semiconductor Corp (a)	296	4		Landstar System Inc	170	15
Qorvo Inc (a)	52	3		Old Dominion Freight Line Inc (a)	163	14
QUALCOMM Inc	1,219	79		Union Pacific Corp	638	66
Skyworks Solutions Inc	559	42		United Parcel Service Inc	1,580	181
Texas Instruments Inc	3,366	246				$1,832
Xilinx Inc	293	18		TOTAL COMMON STOCKS		$235,432
		$8,422		INVESTMENT COMPANIES - 2.95%	Shares Held	Value (000's)
Shipbuilding - 0.01%				Money Market Funds - 2.95%
Huntington Ingalls Industries Inc	139	26		BlackRock Liquidity Funds FedFund Portfolio	3,329,289	3,330
				Cash Account Trust - Government & Agency	88,371	88
Software - 9.30%				Portfolio - Government Cash Managed
Activision Blizzard Inc	3,307	119		First American Government Obligations Fund	3,796,561	3,796
Adobe Systems Inc (a)	34,087	3,510				$7,214
Akamai Technologies Inc (a)	39,371	2,626		TOTAL INVESTMENT COMPANIES		$7,214
ANSYS Inc (a)	19,642	1,816		CONVERTIBLE PREFERRED STOCKS -
athenahealth Inc (a)	129	14		0.39%	Shares Held	Value (000's)
Atlassian Corp PLC (a)	138	3
				Internet - 0.39%
Autodesk Inc(a)	539	40		Airbnb Inc - Series D 0.00%(a),(b),(c),(d)	3,936	$413
Black Knight Financial Services Inc (a)	143	5		Airbnb Inc - Series E 0.00%(a),(b),(c),(d)	1,119	118
Broadridge Financial Solutions Inc	400	26		Dropbox Inc 0.00%(a),(b),(c),(d)	8,228	114
Cadence Design Systems Inc (a)	1,008	25
				Flipkart Online Services Pvt Ltd Series A	68	6
CDK Global Inc	515	31		0.00%(a),(b),(c),(d)
Cerner Corp (a)	936	44
				Flipkart Online Services Pvt Ltd Series C	117	11
Citrix Systems Inc(a)	518	46		0.00%(a),(b),(c),(d)
Donnelley Financial Solutions Inc (a)	134	3
				Flipkart Online Services Pvt Ltd Series E	220	20
Dun & Bradstreet Corp/The	67	8		0.00%(a),(b),(c),(d)
Electronic Arts Inc (a)	1,518	120		Uber Technologies Inc 0.00%(a),(b),(c),(d)	5,740	280
Fidelity National Information Services Inc	420	32				$962
First Data Corp (a)	1,104	16
Fiserv Inc (a)	1,168	124		TOTAL CONVERTIBLE PREFERRED STOCKS		$962
Guidewire Software Inc (a)	236	12		PREFERRED STOCKS - 0.22%	Shares Held	Value (000's)
Intuit Inc	8,844	1,014		Internet - 0.10%
Jack Henry & Associates Inc	269	24		Flipkart Online Services Pvt Ltd Series G	985	93
				0.00%(a),(b),(c),(d)
Manhattan Associates Inc (a)	255	14
				Uber Technologies Inc 0.00%(a),(b),(c),(d)	3,311	161
Microsoft Corp	90,647	5,633
MSCI Inc	283	22				$254
Nuance Communications Inc (a)	694	10		Software - 0.12%
				Magic Leap Inc 0.00%(a),(b),(c),(d)	5,653	130
Oracle Corp	2,416	93		Snapchat Inc 0.00%(a),(b),(c),(d)	4,923	151
Paychex Inc	730	44
PTC Inc (a)	186	9				$281
Red Hat Inc (a)	12,394	864		TOTAL PREFERRED STOCKS		$535
salesforce.com Inc (a)	64,790	4,435		Total Investments		$244,143
ServiceNow Inc (a)	17,064	1,269		Other Assets and Liabilities - 0.02%		$42
Splunk Inc (a)	406	21		TOTAL NET ASSETS - 100.00%		$244,185
SS&C Technologies Holdings Inc	526	15
Synopsys Inc (a)	100	6
Tyler Technologies Inc (a)	108	15		(a) Non-Income Producing Security
Ultimate Software Group Inc/The (a)	88	16		(b)		Security is Illiquid. At the end of the period, the value of these securities
Veeva Systems Inc (a)	358	15		totaled $1,529 or 0.63% of net assets.
VMware Inc (a)	114	9		(c)		Restricted Security. Please see Restricted Security Sub-Schedule for more
Workday Inc (a)	8,420	556		information.
		$22,704		(d)		Fair value of these investments is determined in good faith by the Manager
Telecommunications - 0.63%				under procedures established and periodically reviewed by the Board of
Arista Networks Inc (a)	153	15		Directors. Inputs used in the valuation may be unobservable; however, not
ARRIS International PLC (a)	162	5		all securities are included in Level 3 of the fair value hierarchy. At the end
CommScope Holding Co Inc (a)	471	18		of the period, the fair value of these securities totaled $1,529 or 0.63% of
Motorola Solutions Inc	89	7		net assets.
T-Mobile US Inc (a)	20,034	1,152
Verizon Communications Inc	6,299	336
Zayo Group Holdings Inc (a)	494	16
		$1,549
Textiles - 0.01%
Mohawk Industries Inc (a)	160	32

See accompanying notes.

Schedule of Investments
LargeCap Growth Account I
December 31, 2016

Portfolio Summary (unaudited)
Sector		Percent
Consumer, Non-cyclical		25.57%
Communications		22.01%
Technology		16.49%
Consumer, Cyclical		13.10%
Industrial		10.99%
Financial		8.45%
Investment Companies		2.95%
Basic Materials		0.33%
Energy		0.09%
Utilities		0.00%
Investments Sold Short		(0.03)%
Other Assets and Liabilities		0.05%
TOTAL NET ASSETS		100.00%

Futures Contracts

							Unrealized
Type	Long/Short	Contracts		Notional Value		Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2017	Long	66		$7,403		$7,379	$(24)
Total							$(24)

Amounts in thousands except contracts

Restricted Securities

Security Name		Trade Date		Cost		Value	Percent of Net Assets
Airbnb Inc - Series D		04/16/2014			$160	$413	0.17%
Airbnb Inc - Series E		07/14/2015			104	118	0.05%
Dropbox Inc		01/30/2014			157	114	0.05%
Dropbox Inc		11/07/2014			27	14	0.01%
Flipkart Online Services Pvt Ltd		03/19/2015			22	18	0.01%
Flipkart Online Services Pvt Ltd Series A		03/19/2015			8	6	0.00%
Flipkart Online Services Pvt Ltd Series C		03/19/2015			14	11	0.00%
Flipkart Online Services Pvt Ltd Series E		03/19/2015			25	20	0.01%
Flipkart Online Services Pvt Ltd Series G		12/17/2014			118	93	0.04%
Magic Leap Inc		01/20/2016			130	130	0.05%
Snapchat Inc		05/06/2016			151	151	0.06%
Uber Technologies Inc		12/03/2015			162	161	0.07%
Uber Technologies Inc		12/05/2014			191	280	0.11%

Amounts in thousands

Short Sales Outstanding

COMMON STOCKS - (0.03)%	Shares	Value(000	's)

Lodging - (0.03)%
Hilton Grand Vacations Inc (a)	2,515	$65

REITS - 0.00%
Park Hotels & Resorts Inc (a)	301	9

TOTAL COMMON STOCKS (proceeds $75)		$74
TOTAL SHORT SALES (proceeds $75)		$74

Amounts in thousands

(a) Non-Income Producing Security

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Account December 31, 2016

COMMON STOCKS - 97.81%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.15%				Beverages - 2.03%
Interpublic Group of Cos Inc/The	45,648	$1,069		Brown-Forman Corp - B Shares	20,971	$942
Omnicom Group Inc	27,121	2,308		Coca-Cola Co/The	446,308	18,504
		$3,377		Constellation Brands Inc	20,433	3,133
Aerospace & Defense - 2.16%				Dr Pepper Snapple Group Inc	21,123	1,915
Arconic Inc	50,415	935		Molson Coors Brewing Co	21,189	2,062
Boeing Co/The	65,993	10,274		Monster Beverage Corp (a)	46,611	2,067
General Dynamics Corp	32,912	5,683		PepsiCo Inc	164,900	17,253
Harris Corp	14,288	1,464				$45,876
L-3 Communications Corp	8,888	1,352		Biotechnology - 2.27%
Lockheed Martin Corp	28,970	7,241		Alexion Pharmaceuticals Inc (a)	25,783	3,155
Northrop Grumman Corp	20,266	4,713		Amgen Inc	85,534	12,506
Raytheon Co	33,763	4,794		Biogen Inc (a)	25,016	7,094
Rockwell Collins Inc	14,977	1,389		Celgene Corp (a)	89,131	10,317
TransDigm Group Inc	5,766	1,435		Gilead Sciences Inc	151,479	10,847
United Technologies Corp	88,046	9,652		Illumina Inc (a)	16,890	2,163
		$48,932		Regeneron Pharmaceuticals Inc (a)	8,691	3,190
Agriculture - 1.76%				Vertex Pharmaceuticals Inc (a)	28,518	2,101
Altria Group Inc	224,239	15,163				$51,373
Archer-Daniels-Midland Co	66,159	3,020		Building Materials - 0.45%
Philip Morris International Inc	178,372	16,319		Fortune Brands Home & Security Inc	17,741	948
Reynolds American Inc	95,082	5,329		Johnson Controls International plc	107,702	4,436
		$39,831		Martin Marietta Materials Inc	7,297	1,617
Airlines - 0.62%				Masco Corp	37,748	1,194
Alaska Air Group Inc	14,173	1,258		Vulcan Materials Co	15,213	1,904
American Airlines Group Inc	59,573	2,781				$10,099
Delta Air Lines Inc	84,668	4,165		Chemicals - 1.88%
Southwest Airlines Co	70,780	3,528		Air Products & Chemicals Inc	24,993	3,595
United Continental Holdings Inc (a)	33,197	2,419		Albemarle Corp	12,931	1,113
		$14,151		CF Industries Holdings Inc	26,803	844
Apparel - 0.59%				Dow Chemical Co/The	128,934	7,378
Hanesbrands Inc	43,455	937		Eastman Chemical Co	16,873	1,269
Michael Kors Holdings Ltd (a)	18,884	811		EI du Pont de Nemours & Co	99,956	7,337
NIKE Inc	153,632	7,809		FMC Corp	15,388	870
Ralph Lauren Corp	6,474	585		International Flavors & Fragrances Inc	9,132	1,076
Under Armour Inc - Class A (a)	21,126	614		LyondellBasell Industries NV	38,422	3,296
Under Armour Inc - Class C (a)	21,244	535		Monsanto Co	50,359	5,298
VF Corp	38,054	2,030		Mosaic Co/The	40,269	1,181
		$13,321		PPG Industries Inc	30,353	2,876
Automobile Manufacturers - 0.60%				Praxair Inc	32,813	3,845
Ford Motor Co	448,746	5,443		Sherwin-Williams Co/The	9,293	2,497
General Motors Co	159,492	5,557				$42,475
PACCAR Inc	40,304	2,575		Commercial Services - 1.37%
		$13,575		Automatic Data Processing Inc	51,875	5,332
Automobile Parts & Equipment - 0.17%				Cintas Corp	9,893	1,143
BorgWarner Inc	23,020	908		Ecolab Inc	30,170	3,536
Delphi Automotive PLC	31,141	2,097		Equifax Inc	13,770	1,628
Goodyear Tire & Rubber Co/The	30,015	927		Global Payments Inc	17,671	1,226
		$3,932		H&R Block Inc	23,813	547
Banks - 8.02%				Moody's Corp	19,126	1,803
Bank of America Corp	1,161,865	25,677		Nielsen Holdings PLC	38,631	1,621
				PayPal Holdings Inc (a)	129,027	5,093
Bank of New York Mellon Corp/The	121,570	5,760		Quanta Services Inc (a)	17,384	606
BB&T Corp	93,296	4,387
Capital One Financial Corp	55,454	4,838		Robert Half International Inc	14,818	723
Citigroup Inc	327,658	19,473		S&P Global Inc	29,791	3,204
Citizens Financial Group Inc	58,855	2,097		Total System Services Inc	19,021	933
				United Rentals Inc (a)	9,683	1,022
Comerica Inc	19,806	1,349		Verisk Analytics Inc (a)	17,905	1,453
Fifth Third Bancorp	86,880	2,343
Goldman Sachs Group Inc/The	42,520	10,182		Western Union Co/The	55,748	1,211
Huntington Bancshares Inc/OH	124,727	1,649				$31,081
JPMorgan Chase & Co	411,424	35,502		Computers - 4.98%
KeyCorp	124,259	2,270		Accenture PLC - Class A	71,322	8,354
M&T Bank Corp	17,827	2,789		Apple Inc	613,103	71,010
				Cognizant Technology Solutions Corp (a)	69,757	3,908
Morgan Stanley	165,807	7,005
Northern Trust Corp	24,472	2,179		CSRA Inc	16,723	532
PNC Financial Services Group Inc/The	55,937	6,542		Hewlett Packard Enterprise Co	191,554	4,433
Regions Financial Corp	141,536	2,033		HP Inc	196,714	2,919
State Street Corp	41,690	3,240		International Business Machines Corp	99,488	16,514
SunTrust Banks Inc	56,431	3,095		NetApp Inc	31,662	1,117
US Bancorp	183,701	9,437		Seagate Technology PLC	33,863	1,293
				Teradata Corp (a)	14,935	406
Wells Fargo & Co	519,712	28,641
Zions Bancorporation	23,423	1,008		Western Digital Corp	32,823	2,230
		$181,496				$112,716

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Consumer Products - 0.38%				Electronics (continued)
Avery Dennison Corp	10,231	$718		Fortive Corp	34,584	$1,855
Church & Dwight Co Inc	29,733	1,314		Garmin Ltd	13,216	641
Clorox Co/The	14,803	1,777		Honeywell International Inc	87,627	10,152
Kimberly-Clark Corp	41,180	4,699		Mettler-Toledo International Inc (a)	3,016	1,262
		$8,508		PerkinElmer Inc	12,594	657
Cosmetics & Personal Care - 1.57%				TE Connectivity Ltd	40,857	2,831
Colgate-Palmolive Co	102,198	6,688		Waters Corp (a)	9,265	1,245
Coty Inc	54,061	990				$26,651
Estee Lauder Cos Inc/The	25,557	1,955		Energy - Alternate Sources - 0.01%
Procter & Gamble Co/The (b)	307,681	25,869		First Solar Inc (a)	8,960	288
		$35,502
Distribution & Wholesale - 0.18%				Engineering & Construction - 0.07%
Fastenal Co	33,233	1,561		Fluor Corp	16,011	841
LKQ Corp (a)	35,357	1,084		Jacobs Engineering Group Inc (a)	13,883	791
WW Grainger Inc	6,301	1,463				$1,632
		$4,108		Environmental Control - 0.25%
Diversified Financial Services - 3.20%				Republic Services Inc	26,579	1,516
Affiliated Managers Group Inc (a)	6,303	916		Stericycle Inc (a)	9,782	754
Alliance Data Systems Corp	6,641	1,518		Waste Management Inc	46,755	3,315
American Express Co	88,397	6,548				$5,585
Ameriprise Financial Inc	18,172	2,016		Food - 1.73%
BlackRock Inc	13,975	5,318		Campbell Soup Co	22,277	1,347
Charles Schwab Corp/The	138,705	5,475		Conagra Brands Inc	47,817	1,891
CME Group Inc	39,018	4,501		General Mills Inc	67,996	4,200
Discover Financial Services	45,347	3,269		Hershey Co/The	16,037	1,659
E*TRADE Financial Corp (a)	31,475	1,091		Hormel Foods Corp	31,031	1,080
Franklin Resources Inc	39,894	1,579		JM Smucker Co/The	13,387	1,714
Intercontinental Exchange Inc	68,490	3,864		Kellogg Co	29,050	2,141
Invesco Ltd	46,972	1,425		Kraft Heinz Co/The	68,580	5,989
Mastercard Inc	109,442	11,300		Kroger Co/The	108,559	3,746
Nasdaq Inc	13,106	880		McCormick & Co Inc/MD	13,172	1,229
Navient Corp	34,850	573		Mondelez International Inc	177,574	7,872
Synchrony Financial	90,165	3,270		Sysco Corp	57,854	3,204
T Rowe Price Group Inc	27,989	2,106		Tyson Foods Inc	33,408	2,061
Visa Inc	214,732	16,753		Whole Foods Market Inc	36,609	1,126
		$72,402				$39,259
Electric - 2.82%				Forest Products & Paper - 0.11%
AES Corp/VA	75,791	881		International Paper Co	47,280	2,509
Alliant Energy Corp	26,157	991
Ameren Corp	27,898	1,464		Gas - 0.22%
American Electric Power Co Inc	56,536	3,559		CenterPoint Energy Inc	49,519	1,220
CMS Energy Corp	32,090	1,336		NiSource Inc	37,107	822
Consolidated Edison Inc	35,037	2,582		Sempra Energy	28,751	2,893
Dominion Resources Inc/VA	72,062	5,519				$4,935
DTE Energy Co	20,630	2,032		Hand & Machine Tools - 0.14%
Duke Energy Corp	79,213	6,148		Snap-on Inc	6,671	1,143
Edison International	37,461	2,697		Stanley Black & Decker Inc	17,325	1,987
Entergy Corp	20,596	1,513				$3,130
Eversource Energy	36,472	2,014		Healthcare - Products - 2.76%
Exelon Corp	106,156	3,767		Abbott Laboratories	169,284	6,502
FirstEnergy Corp	48,951	1,516		Baxter International Inc	56,285	2,496
NextEra Energy Inc	53,726	6,418		Becton Dickinson and Co	24,412	4,041
NRG Energy Inc	36,269	445		Boston Scientific Corp (a)	156,564	3,387
PG&E Corp	58,140	3,533		Cooper Cos Inc/The	5,604	980
Pinnacle West Capital Corp	12,797	999		CR Bard Inc	8,454	1,899
PPL Corp	78,142	2,661		Danaher Corp	69,987	5,448
Public Service Enterprise Group Inc	58,167	2,552		DENTSPLY SIRONA Inc	26,546	1,533
SCANA Corp	16,431	1,204		Edwards Lifesciences Corp (a)	24,584	2,304
Southern Co/The	112,678	5,543		Henry Schein Inc (a)	9,254	1,404
WEC Energy Group Inc	36,289	2,128		Hologic Inc (a)	31,988	1,283
Xcel Energy Inc	58,404	2,377		Intuitive Surgical Inc (a)	4,455	2,825
		$63,879		Medtronic PLC	157,870	11,245
Electrical Components & Equipment - 0.29%				Patterson Cos Inc	9,580	393
Acuity Brands Inc	5,068	1,170		St Jude Medical Inc	32,851	2,634
AMETEK Inc	26,610	1,293		Stryker Corp	35,734	4,281
Emerson Electric Co	73,905	4,120		Thermo Fisher Scientific Inc	45,419	6,409
		$6,583		Varian Medical Systems Inc (a)	10,740	964
Electronics - 1.18%				Zimmer Biomet Holdings Inc	23,030	2,377
Agilent Technologies Inc	37,297	1,699				$62,405
Allegion PLC	11,026	706		Healthcare - Services - 1.94%
Amphenol Corp	35,468	2,383		Aetna Inc	40,345	5,003
Corning Inc	109,370	2,654		Anthem Inc	30,289	4,355
FLIR Systems Inc	15,652	566		Centene Corp (a)	19,648	1,110

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Account December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Healthcare - Services (continued)				Lodging - 0.21%
Cigna Corp	29,519	$3,937		Marriott International Inc/MD	36,815	$3,044
DaVita Inc (a)	18,157	1,166		Wyndham Worldwide Corp	12,391	946
Envision Healthcare Corp (a)	13,488	854		Wynn Resorts Ltd	9,124	790
HCA Holdings Inc (a)	33,603	2,487				$4,780
Humana Inc	17,143	3,498		Machinery - Construction & Mining - 0.27%
Laboratory Corp of America Holdings (a)	11,843	1,520		Caterpillar Inc	67,270	6,239
Quest Diagnostics Inc	15,940	1,465
UnitedHealth Group Inc	109,438	17,514		Machinery - Diversified - 0.52%
Universal Health Services Inc	10,309	1,097		Cummins Inc	17,726	2,423
		$44,006		Deere & Co	33,259	3,427
Holding Companies - Diversified - 0.04%				Flowserve Corp	14,999	721
Leucadia National Corp	37,255	866		Rockwell Automation Inc	14,744	1,981
				Roper Technologies Inc	11,662	2,135
Home Builders - 0.12%				Xylem Inc/NY	20,626	1,021
DR Horton Inc	39,019	1,066				$11,708
Lennar Corp - A Shares	22,593	970		Media - 2.85%
PulteGroup Inc	34,225	629		CBS Corp	45,068	2,867
		$2,665		Charter Communications Inc (a)	24,896	7,168
Home Furnishings - 0.14%				Comcast Corp - Class A	274,039	18,922
Harman International Industries Inc	8,015	891		Discovery Communications Inc - A Shares (a)	17,469	479
Leggett & Platt Inc	15,370	751		Discovery Communications Inc - C Shares (a)	25,362	679
Whirlpool Corp	8,635	1,570		News Corp - A Shares	43,913	503
		$3,212		News Corp - B Shares	13,772	163
Housewares - 0.11%				Scripps Networks Interactive Inc	10,953	782
Newell Brands Inc	55,465	2,477		TEGNA Inc	24,653	527
				Time Warner Inc	88,663	8,559
Insurance - 4.22%				Twenty-First Century Fox Inc - A Shares	121,740	3,414
Aflac Inc	46,923	3,266		Twenty-First Century Fox Inc - B Shares	56,005	1,526
Allstate Corp/The	42,341	3,138		Viacom Inc - B Shares	39,941	1,402
American International Group Inc	112,193	7,327		Walt Disney Co/The	168,345	17,545
Aon PLC	30,250	3,374				$64,536
Arthur J Gallagher & Co	20,459	1,063		Mining - 0.18%
Assurant Inc	6,555	609		Freeport-McMoRan Inc (a)	144,039	1,900
Berkshire Hathaway Inc - Class B (a)	218,329	35,583		Newmont Mining Corp	61,025	2,079
Chubb Ltd	53,503	7,069				$3,979
Cincinnati Financial Corp	17,238	1,306		Miscellaneous Manufacturers - 2.68%
Hartford Financial Services Group Inc/The	43,431	2,069		3M Co	69,155	12,349
Lincoln National Corp	26,279	1,741		Dover Corp	17,861	1,338
Loews Corp	31,769	1,488		Eaton Corp PLC	51,935	3,484
Marsh & McLennan Cos Inc	59,281	4,007		General Electric Co	1,017,147	32,142
MetLife Inc	126,376	6,810		Illinois Tool Works Inc	36,322	4,448
Progressive Corp/The	66,721	2,369		Ingersoll-Rand PLC	29,702	2,229
Prudential Financial Inc	49,440	5,145		Parker-Hannifin Corp	15,338	2,147
Torchmark Corp	12,687	936		Pentair PLC	19,224	1,078
Travelers Cos Inc/The	32,660	3,998		Textron Inc	31,068	1,509
Unum Group	26,688	1,172				$60,724
Willis Towers Watson PLC	14,779	1,807		Office & Business Equipment - 0.05%
XL Group Ltd	30,936	1,153		Pitney Bowes Inc	21,357	324
		$95,430		Xerox Corp	97,913	855
Internet - 6.45%						$1,179
Alphabet Inc - A Shares (a)	34,043	26,977		Oil & Gas - 5.80%
Alphabet Inc - C Shares (a)	34,122	26,336		Anadarko Petroleum Corp	64,262	4,481
Amazon.com Inc (a)	45,346	34,004		Apache Corp	43,626	2,769
eBay Inc (a)	119,540	3,549		Cabot Oil & Gas Corp	53,481	1,249
Expedia Inc	13,884	1,573		Chesapeake Energy Corp (a)	85,706	602
F5 Networks Inc (a)	7,510	1,087		Chevron Corp	217,052	25,547
Facebook Inc (a)	269,144	30,965		Cimarex Energy Co	10,918	1,484
Netflix Inc (a)	49,343	6,109		Concho Resources Inc (a)	16,792	2,227
Priceline Group Inc/The (a)	5,673	8,317		ConocoPhillips	142,461	7,143
Symantec Corp	71,680	1,712		Devon Energy Corp	60,203	2,749
TripAdvisor Inc (a)	13,141	609		EOG Resources Inc	66,280	6,701
VeriSign Inc (a)	10,460	796		EQT Corp	19,863	1,299
Yahoo! Inc (a)	100,927	3,903		Exxon Mobil Corp	476,781	43,034
		$145,937		Helmerich & Payne Inc	12,438	963
Iron & Steel - 0.10%				Hess Corp	30,660	1,910
Nucor Corp	36,618	2,180		Marathon Oil Corp	97,410	1,686
				Marathon Petroleum Corp	60,687	3,056
Leisure Products & Services - 0.23%				Murphy Oil Corp	18,611	579
Carnival Corp	48,214	2,510		Newfield Exploration Co (a)	22,679	918
Harley-Davidson Inc	20,325	1,186		Noble Energy Inc	49,289	1,876
Royal Caribbean Cruises Ltd	19,244	1,579		Occidental Petroleum Corp	87,865	6,259
		$5,275		Phillips 66	50,904	4,399
				Pioneer Natural Resources Co	19,514	3,514

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas (continued)				REITS (continued)
Range Resources Corp	21,596	$742		Welltower Inc	41,683	$2,790
Southwestern Energy Co (a)	56,429	610		Weyerhaeuser Co	86,010	2,588
Tesoro Corp	13,438	1,175				$62,901
Transocean Ltd (a)	44,760	660		Retail - 5.89%
Valero Energy Corp	52,047	3,556		Advance Auto Parts Inc	8,468	1,432
		$131,188		AutoNation Inc (a)	7,551	367
Oil & Gas Services - 1.08%				AutoZone Inc (a)	3,318	2,621
Baker Hughes Inc	48,612	3,158		Bed Bath & Beyond Inc	17,486	711
FMC Technologies Inc (a)	25,950	922		Best Buy Co Inc	31,392	1,339
Halliburton Co	99,393	5,376		CarMax Inc (a)	21,884	1,409
National Oilwell Varco Inc	43,425	1,626		Chipotle Mexican Grill Inc (a)	3,327	1,255
Schlumberger Ltd	159,970	13,430		Coach Inc	32,235	1,129
		$24,512		Costco Wholesale Corp	50,260	8,047
Packaging & Containers - 0.18%				CVS Health Corp	122,617	9,676
Ball Corp	20,098	1,509		Darden Restaurants Inc	14,151	1,029
Sealed Air Corp	22,226	1,007		Dollar General Corp	29,223	2,165
WestRock Co	28,871	1,466		Dollar Tree Inc (a)	27,143	2,095
		$3,982		Foot Locker Inc	15,557	1,103
Pharmaceuticals - 6.15%				Gap Inc/The	25,224	566
AbbVie Inc	186,851	11,701		Genuine Parts Co	17,102	1,634
Allergan plc	43,126	9,057		Home Depot Inc/The	140,062	18,779
AmerisourceBergen Corp	19,233	1,504		Kohl's Corp	20,290	1,002
Bristol-Myers Squibb Co	192,155	11,230		L Brands Inc	27,618	1,818
Cardinal Health Inc	36,800	2,648		Lowe's Cos Inc	100,014	7,113
Eli Lilly & Co	111,699	8,215		Macy's Inc	35,145	1,259
Endo International PLC (a)	22,807	376		McDonald's Corp	95,483	11,622
Express Scripts Holding Co (a)	70,897	4,877		Nordstrom Inc	13,353	640
Johnson & Johnson	312,802	36,038		O'Reilly Automotive Inc (a)	10,860	3,024
Mallinckrodt PLC (a)	12,171	606		PVH Corp	9,113	822
McKesson Corp	25,995	3,651		Ross Stores Inc	45,598	2,991
Mead Johnson Nutrition Co	21,238	1,503		Signet Jewelers Ltd	7,999	754
Merck & Co Inc	317,012	18,662		Staples Inc	74,798	677
Mylan NV (a)	52,912	2,019		Starbucks Corp	167,339	9,291
Perrigo Co PLC	16,485	1,372		Target Corp	64,583	4,665
Pfizer Inc (b)	697,731	22,662		Tiffany & Co	12,306	953
Zoetis Inc	56,780	3,039		TJX Cos Inc/The	74,954	5,631
		$139,160		Tractor Supply Co	15,090	1,144
				Ulta Salon Cosmetics & Fragrance Inc (a)	6,740	1,718
Pipelines - 0.52%				Urban Outfitters Inc (a)	10,156	289
Kinder Morgan Inc/DE	220,740	4,572
ONEOK Inc	24,205	1,390		Walgreens Boots Alliance Inc	98,398	8,143
Spectra Energy Corp	80,660	3,314		Wal-Mart Stores Inc	173,142	11,968
Williams Cos Inc/The	78,560	2,446		Yum! Brands Inc	40,088	2,539
		$11,722				$133,420
Real Estate - 0.05%				Savings & Loans - 0.03%
CBRE Group Inc (a)	34,514	1,087		People's United Financial Inc	35,802	693

REITS - 2.78%				Semiconductors - 3.27%
American Tower Corp	48,945	5,172		Analog Devices Inc	35,433	2,573
Apartment Investment & Management Co	18,039	820		Applied Materials Inc	124,279	4,010
AvalonBay Communities Inc	15,789	2,797		Broadcom Ltd	45,684	8,076
Boston Properties Inc	17,680	2,224		Intel Corp	544,884	19,763
Crown Castle International Corp	41,462	3,598		KLA-Tencor Corp	17,973	1,414
Digital Realty Trust Inc	18,274	1,796		Lam Research Corp	18,722	1,979
Equinix Inc	8,206	2,933		Linear Technology Corp	27,635	1,723
Equity Residential	42,043	2,706		Microchip Technology Inc	24,837	1,593
				Micron Technology Inc (a)	119,754	2,625
Essex Property Trust Inc	7,532	1,751
Extra Space Storage Inc	14,465	1,117		NVIDIA Corp	61,973	6,615
				Qorvo Inc (a)	14,685	774
Federal Realty Investment Trust	8,254	1,173
General Growth Properties Inc	67,139	1,677		QUALCOMM Inc	169,811	11,072
HCP Inc	53,761	1,598		Skyworks Solutions Inc	21,364	1,595
Host Hotels & Resorts Inc	85,068	1,603		Texas Instruments Inc	114,919	8,386
Iron Mountain Inc	28,171	915		Xilinx Inc	29,033	1,753
Kimco Realty Corp	48,869	1,230				$73,951
Macerich Co/The	13,880	983		Software - 4.67%
Mid-America Apartment Communities Inc	13,053	1,278		Activision Blizzard Inc	78,617	2,839
Prologis Inc	60,779	3,208		Adobe Systems Inc (a)	57,170	5,886
Public Storage	17,150	3,833		Akamai Technologies Inc (a)	19,926	1,329
Realty Income Corp	29,733	1,709		Autodesk Inc (a)	22,518	1,666
Simon Property Group Inc	36,130	6,419		CA Inc	36,031	1,145
SL Green Realty Corp	11,649	1,253		Cerner Corp (a)	34,740	1,646
UDR Inc	30,728	1,121		Citrix Systems Inc (a)	17,932	1,601
Ventas Inc	40,715	2,545		Dun & Bradstreet Corp/The	4,229	513
Vornado Realty Trust	19,774	2,064		Electronic Arts Inc (a)	34,696	2,733

See accompanying notes.

     Schedule of Investments LargeCap S&P 500 Index Account December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Software (continued)			Sector	Percent
Fidelity National Information Services Inc	37,739	$2,854	Consumer, Non-cyclical	22.06%
Fiserv Inc (a)	24,956	2,652	Financial	18.30%
Intuit Inc	28,036	3,213	Communications	12.95%
Microsoft Corp	894,000	55,553	Technology	12.87%
Oracle Corp	344,598	13,250	Industrial	9.80%
Paychex Inc	37,008	2,253	Consumer, Cyclical	9.01%
Red Hat Inc (a)	20,649	1,439	Energy	7.41%
salesforce.com Inc (a)	73,396	5,025	Utilities	3.10%
		$105,597	Basic Materials	2.27%
Telecommunications - 3.50%			Investment Companies	0.53%
AT&T Inc	706,084	30,030	Diversified	0.04%
CenturyLink Inc	62,857	1,495	Other Assets and Liabilities	1.66%
Cisco Systems Inc	577,165	17,442	TOTAL NET ASSETS	100.00%
Frontier Communications Corp	134,872	456
Juniper Networks Inc	43,729	1,236
Level 3 Communications Inc (a)	33,521	1,889
Motorola Solutions Inc	19,081	1,582
Verizon Communications Inc	468,726	25,020
		$79,150
Textiles - 0.06%
Mohawk Industries Inc (a)	7,248	1,447

Toys, Games & Hobbies - 0.09%
Hasbro Inc	12,913	1,005
Mattel Inc	39,327	1,083
		$2,088
Transportation - 1.61%
CH Robinson Worldwide Inc	16,282	1,193
CSX Corp	107,696	3,870
Expeditors International of Washington Inc	20,739	1,098
FedEx Corp	28,111	5,234
JB Hunt Transport Services Inc	10,061	977
Kansas City Southern	12,369	1,049
Norfolk Southern Corp	33,567	3,628
Ryder System Inc	6,147	458
Union Pacific Corp	94,755	9,824
United Parcel Service Inc	79,261	9,086
		$36,417
Water - 0.06%
American Water Works Co Inc	20,466	1,481

TOTAL COMMON STOCKS		$2,213,600
INVESTMENT COMPANIES - 0.53%	Shares Held	Value (000's)
Exchange Traded Funds - 0.14%
iShares Core S&P 500 ETF	14,316	3,221

Money Market Funds - 0.39%
BlackRock Liquidity Funds FedFund Portfolio	8,757,546	8,758

TOTAL INVESTMENT COMPANIES		$11,979
Total Investments		$2,225,579
Other Assets and Liabilities - 1.66%		$37,470
TOTAL NET ASSETS - 100.00%		$2,263,049

(a) Non-Income Producing Security
(b)		Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $6,446 or 0.28% of net assets.

		Futures Contracts
					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2017	Long	390	$43,799	$43,606	$(193)
Total					$(193)
Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2016

COMMON STOCKS - 91.98%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.14%			Beverages - 1.91%
Interpublic Group of Cos Inc/The	3,766	$88	Brown-Forman Corp - B Shares	1,730	$78
Omnicom Group Inc	2,237	191	Coca-Cola Co/The	36,824	1,527
		$279	Constellation Brands Inc	1,685	258
Aerospace & Defense - 2.03%			Dr Pepper Snapple Group Inc	1,742	158
Arconic Inc	4,160	77	Molson Coors Brewing Co	1,748	170
Boeing Co/The	5,445	848	Monster Beverage Corp (a)	3,845	170
General Dynamics Corp	2,715	469	PepsiCo Inc	13,605	1,424
Harris Corp	1,178	121			$3,785
L-3 Communications Corp	733	112	Biotechnology - 2.14%
Lockheed Martin Corp	2,390	597	Alexion Pharmaceuticals Inc (a)	2,127	260
Northrop Grumman Corp	1,672	389	Amgen Inc	7,057	1,032
Raytheon Co	2,785	395	Biogen Inc (a)	2,064	585
Rockwell Collins Inc	1,235	115	Celgene Corp (a)	7,354	851
TransDigm Group Inc	475	118	Gilead Sciences Inc	12,498	895
United Technologies Corp	7,264	796	Illumina Inc (a)	1,393	179
		$4,037	Regeneron Pharmaceuticals Inc (a)	717	263
Agriculture - 1.66%			Vertex Pharmaceuticals Inc (a)	2,353	174
Altria Group Inc	18,501	1,251			$4,239
Archer-Daniels-Midland Co	5,458	249	Building Materials - 0.42%
Philip Morris International Inc	14,717	1,346	Fortune Brands Home & Security Inc	1,463	78
Reynolds American Inc	7,845	440	Johnson Controls International plc	8,886	366
		$3,286	Martin Marietta Materials Inc	602	133
Airlines - 0.59%			Masco Corp	3,114	99
Alaska Air Group Inc	1,169	104	Vulcan Materials Co	1,255	157
American Airlines Group Inc	4,915	229			$833
Delta Air Lines Inc	6,985	344	Chemicals - 1.77%
Southwest Airlines Co	5,840	291	Air Products & Chemicals Inc	2,062	296
United Continental Holdings Inc (a)	2,739	200	Albemarle Corp	1,067	92
		$1,168	CF Industries Holdings Inc	2,211	70
Apparel - 0.55%			Dow Chemical Co/The	10,638	609
Hanesbrands Inc	3,585	77	Eastman Chemical Co	1,392	105
Michael Kors Holdings Ltd (a)	1,558	67	EI du Pont de Nemours & Co	8,247	605
NIKE Inc	12,676	644	FMC Corp	1,269	72
Ralph Lauren Corp	534	48	International Flavors & Fragrances Inc	753	89
Under Armour Inc - Class A (a)	1,743	51	LyondellBasell Industries NV	3,170	272
Under Armour Inc - Class C (a)	1,752	44	Monsanto Co	4,155	437
VF Corp	3,139	168	Mosaic Co/The	3,322	97
		$1,099	PPG Industries Inc	2,504	237
Automobile Manufacturers - 0.56%			Praxair Inc	2,707	317
Ford Motor Co	37,025	449	Sherwin-Williams Co/The	766	206
General Motors Co	13,159	458			$3,504
PACCAR Inc	3,325	213	Commercial Services - 1.29%
		$1,120	Automatic Data Processing Inc	4,280	440
Automobile Parts & Equipment - 0.16%			Cintas Corp	816	94
BorgWarner Inc	1,899	75	Ecolab Inc	2,489	292
Delphi Automotive PLC	2,569	173	Equifax Inc	1,136	134
Goodyear Tire & Rubber Co/The	2,476	76	Global Payments Inc	1,458	101
		$324	H&R Block Inc	2,078	48
Banks - 7.54%			Moody's Corp	1,578	149
Bank of America Corp	95,864	2,119	Nielsen Holdings PLC	3,187	134
			PayPal Holdings Inc (a)	10,645	420
Bank of New York Mellon Corp/The	10,030	475	Quanta Services Inc (a)	1,434	50
BB&T Corp	7,697	362
Capital One Financial Corp	4,575	399	Robert Half International Inc	1,222	60
Citigroup Inc	27,034	1,607	S&P Global Inc	2,458	264
Citizens Financial Group Inc	4,856	173	Total System Services Inc	1,569	77
			United Rentals Inc (a)	799	84
Comerica Inc	1,634	111	Verisk Analytics Inc (a)	1,477	120
Fifth Third Bancorp	7,168	193
Goldman Sachs Group Inc/The	3,508	840	Western Union Co/The	4,599	100
Huntington Bancshares Inc/OH	10,291	136			$2,567
JPMorgan Chase & Co	33,946	2,929	Computers - 4.68%
KeyCorp	10,252	187	Accenture PLC - Class A	5,884	689
M&T Bank Corp	1,470	230	Apple Inc	50,586	5,859
			Cognizant Technology Solutions Corp (a)	5,755	322
Morgan Stanley	13,680	578
Northern Trust Corp	2,019	180	CSRA Inc	1,379	44
PNC Financial Services Group Inc/The	4,615	540	Hewlett Packard Enterprise Co	15,804	366
Regions Financial Corp	11,677	168	HP Inc	16,230	241
State Street Corp	3,439	267	International Business Machines Corp	8,208	1,362
SunTrust Banks Inc	4,656	255	NetApp Inc	2,612	92
US Bancorp	15,156	779	Seagate Technology PLC	2,794	107
			Teradata Corp (a)	1,232	34
Wells Fargo & Co	42,880	2,363
Zions Bancorporation	1,932	83	Western Digital Corp	2,708	184
		$14,974			$9,300

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Consumer Products - 0.35%			Electronics (continued)
Avery Dennison Corp	844	$59	Fortive Corp	2,853	$153
Church & Dwight Co Inc	2,453	108	Garmin Ltd	1,090	53
Clorox Co/The	1,221	147	Honeywell International Inc	7,230	837
Kimberly-Clark Corp	3,397	388	Mettler-Toledo International Inc (a)	248	104
		$702	PerkinElmer Inc	1,039	54
Cosmetics & Personal Care - 1.48%			TE Connectivity Ltd	3,371	233
Colgate-Palmolive Co	8,432	552	Waters Corp (a)	764	103
Coty Inc	4,460	82			$2,198
Estee Lauder Cos Inc/The	2,108	161	Energy - Alternate Sources - 0.01%
Procter & Gamble Co/The	25,386	2,134	First Solar Inc (a)	739	24
		$2,929
Distribution & Wholesale - 0.17%			Engineering & Construction - 0.07%
Fastenal Co	2,741	129	Fluor Corp	1,321	70
LKQ Corp (a)	2,917	89	Jacobs Engineering Group Inc (a)	1,145	65
WW Grainger Inc	519	121			$135
		$339	Environmental Control - 0.23%
Diversified Financial Services - 3.01%			Republic Services Inc	2,193	125
Affiliated Managers Group Inc (a)	520	75	Stericycle Inc (a)	807	62
Alliance Data Systems Corp	547	125	Waste Management Inc	3,857	274
American Express Co	7,293	540			$461
Ameriprise Financial Inc	1,499	166	Food - 1.63%
BlackRock Inc	1,153	439	Campbell Soup Co	1,838	111
Charles Schwab Corp/The	11,444	452	Conagra Brands Inc	3,945	156
CME Group Inc	3,219	371	General Mills Inc	5,610	347
Discover Financial Services	3,741	270	Hershey Co/The	1,323	137
E*TRADE Financial Corp (a)	2,596	90	Hormel Foods Corp	2,560	89
Franklin Resources Inc	3,291	130	JM Smucker Co/The	1,104	141
Intercontinental Exchange Inc	5,651	319	Kellogg Co	2,396	177
Invesco Ltd	3,875	118	Kraft Heinz Co/The	5,658	494
Mastercard Inc	9,029	932	Kroger Co/The	8,957	309
Nasdaq Inc	1,081	73	McCormick & Co Inc/MD	1,086	101
Navient Corp	2,875	47	Mondelez International Inc	14,651	650
Synchrony Financial	7,439	270	Sysco Corp	4,773	264
T Rowe Price Group Inc	2,309	174	Tyson Foods Inc	2,756	170
Visa Inc	17,717	1,382	Whole Foods Market Inc	3,020	93
		$5,973			$3,239
Electric - 2.65%			Forest Products & Paper - 0.10%
AES Corp/VA	6,253	73	International Paper Co	3,901	207
Alliant Energy Corp	2,158	82
Ameren Corp	2,301	121	Gas - 0.21%
American Electric Power Co Inc	4,664	294	CenterPoint Energy Inc	4,085	100
CMS Energy Corp	2,647	110	NiSource Inc	3,061	68
Consolidated Edison Inc	2,890	213	Sempra Energy	2,372	239
Dominion Resources Inc/VA	5,945	455			$407
DTE Energy Co	1,702	168	Hand & Machine Tools - 0.13%
Duke Energy Corp	6,535	507	Snap-on Inc	550	94
Edison International	3,090	222	Stanley Black & Decker Inc	1,429	164
Entergy Corp	1,699	125			$258
Eversource Energy	3,009	166	Healthcare - Products - 2.59%
Exelon Corp	8,758	311	Abbott Laboratories	13,967	537
FirstEnergy Corp	4,038	125	Baxter International Inc	4,644	206
NextEra Energy Inc	4,432	529	Becton Dickinson and Co	2,014	333
NRG Energy Inc	2,992	37	Boston Scientific Corp (a)	12,917	279
PG&E Corp	4,797	291	Cooper Cos Inc/The	462	81
Pinnacle West Capital Corp	1,055	82	CR Bard Inc	697	157
PPL Corp	6,447	220	Danaher Corp	5,774	449
Public Service Enterprise Group Inc	4,799	211	DENTSPLY SIRONA Inc	2,190	126
SCANA Corp	1,355	99	Edwards Lifesciences Corp (a)	2,028	190
Southern Co/The	9,297	457	Henry Schein Inc (a)	763	116
WEC Energy Group Inc	2,994	176	Hologic Inc (a)	2,639	106
Xcel Energy Inc	4,818	196	Intuitive Surgical Inc (a)	367	233
		$5,270	Medtronic PLC	13,025	928
Electrical Components & Equipment - 0.27%			Patterson Cos Inc	790	32
Acuity Brands Inc	418	96	St Jude Medical Inc	2,710	217
AMETEK Inc	2,195	107	Stryker Corp	2,948	353
Emerson Electric Co	6,097	340	Thermo Fisher Scientific Inc	3,747	529
		$543	Varian Medical Systems Inc (a)	886	80
Electronics - 1.11%			Zimmer Biomet Holdings Inc	1,900	196
Agilent Technologies Inc	3,077	140			$5,148
Allegion PLC	909	58	Healthcare - Services - 1.83%
Amphenol Corp	2,926	197	Aetna Inc	3,328	413
Corning Inc	9,024	219	Anthem Inc	2,499	359
FLIR Systems Inc	1,291	47	Centene Corp (a)	1,621	92

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Healthcare - Services (continued)			Lodging - 0.20%
Cigna Corp	2,435	$325	Marriott International Inc/MD	3,037	$251
DaVita Inc (a)	1,498	96	Wyndham Worldwide Corp	1,022	78
Envision Healthcare Corp (a)	1,112	70	Wynn Resorts Ltd	752	65
HCA Holdings Inc (a)	2,772	205			$394
Humana Inc	1,414	289	Machinery - Construction & Mining - 0.26%
Laboratory Corp of America Holdings (a)	977	125	Caterpillar Inc	5,550	515
Quest Diagnostics Inc	1,315	121
UnitedHealth Group Inc	9,029	1,445	Machinery - Diversified - 0.49%
Universal Health Services Inc	850	90	Cummins Inc	1,462	200
		$3,630	Deere & Co	2,744	283
Holding Companies - Diversified - 0.04%			Flowserve Corp	1,237	60
Leucadia National Corp	3,073	72	Rockwell Automation Inc	1,216	163
			Roper Technologies Inc	962	176
Home Builders - 0.11%			Xylem Inc/NY	1,701	84
DR Horton Inc	3,219	88			$966
Lennar Corp - A Shares	1,864	80	Media - 2.68%
PulteGroup Inc	2,823	52	CBS Corp	3,718	237
		$220	Charter Communications Inc (a)	2,054	591
Home Furnishings - 0.13%			Comcast Corp - Class A	22,610	1,561
Harman International Industries Inc	661	74	Discovery Communications Inc - A Shares (a)	1,441	39
Leggett & Platt Inc	1,268	62	Discovery Communications Inc - C Shares (a)	2,092	56
Whirlpool Corp	712	129	News Corp - A Shares	3,623	42
		$265	News Corp - B Shares	1,136	13
Housewares - 0.10%			Scripps Networks Interactive Inc	903	64
Newell Brands Inc	4,576	204	TEGNA Inc	2,034	43
			Time Warner Inc	7,315	706
Insurance - 3.97%			Twenty-First Century Fox Inc - A Shares	10,044	282
Aflac Inc	3,871	269	Twenty-First Century Fox Inc - B Shares	4,620	126
Allstate Corp/The	3,493	259	Viacom Inc - B Shares	3,295	116
American International Group Inc	9,256	604	Walt Disney Co/The	13,889	1,448
Aon PLC	2,495	278			$5,324
Arthur J Gallagher & Co	1,688	88	Mining - 0.17%
Assurant Inc	540	50	Freeport-McMoRan Inc (a)	11,884	157
Berkshire Hathaway Inc - Class B (a)	18,014	2,936	Newmont Mining Corp	5,035	171
Chubb Ltd	4,414	583			$328
Cincinnati Financial Corp	1,422	108	Miscellaneous Manufacturers - 2.52%
Hartford Financial Services Group Inc/The	3,583	171	3M Co	5,705	1,019
Lincoln National Corp	2,168	144	Dover Corp	1,473	110
Loews Corp	2,621	123	Eaton Corp PLC	4,285	288
Marsh & McLennan Cos Inc	4,891	331	General Electric Co (b)	83,923	2,652
MetLife Inc	10,427	562	Illinois Tool Works Inc	2,996	367
Progressive Corp/The	5,505	195	Ingersoll-Rand PLC	2,450	184
Prudential Financial Inc	4,079	424	Parker-Hannifin Corp	1,265	177
Torchmark Corp	1,046	77	Pentair PLC	1,586	89
Travelers Cos Inc/The	2,694	330	Textron Inc	2,563	124
Unum Group	2,202	97			$5,010
Willis Towers Watson PLC	1,219	149	Office & Business Equipment - 0.05%
XL Group Ltd	2,552	95	Pitney Bowes Inc	1,762	27
		$7,873	Xerox Corp	8,078	70
Internet - 6.06%					$97
Alphabet Inc - A Shares (a)	2,808	2,225	Oil & Gas - 5.45%
Alphabet Inc - C Shares (a)	2,815	2,173	Anadarko Petroleum Corp	5,302	370
Amazon.com Inc (a)	3,741	2,805	Apache Corp	3,599	228
eBay Inc (a)	9,863	293	Cabot Oil & Gas Corp	4,412	103
Expedia Inc	1,145	130	Chesapeake Energy Corp (a)	7,071	50
F5 Networks Inc (a)	619	89	Chevron Corp	17,908	2,108
Facebook Inc (a)	22,206	2,555	Cimarex Energy Co	900	122
Netflix Inc (a)	4,071	504	Concho Resources Inc (a)	1,385	184
Priceline Group Inc/The (a)	468	686	ConocoPhillips	11,754	589
Symantec Corp	5,914	141	Devon Energy Corp	4,967	227
TripAdvisor Inc (a)	1,084	50	EOG Resources Inc	5,468	553
VeriSign Inc (a)	863	66	EQT Corp	1,638	107
Yahoo! Inc (a)	8,327	322	Exxon Mobil Corp (b)	39,338	3,551
		$12,039	Helmerich & Payne Inc	1,026	79
Iron & Steel - 0.09%			Hess Corp	2,529	158
Nucor Corp	3,021	180	Marathon Oil Corp	8,037	139
			Marathon Petroleum Corp	5,007	252
Leisure Products & Services - 0.22%			Murphy Oil Corp	1,535	48
Carnival Corp	3,978	207	Newfield Exploration Co (a)	1,871	76
Harley-Davidson Inc	1,677	98	Noble Energy Inc	4,066	155
Royal Caribbean Cruises Ltd	1,587	130	Occidental Petroleum Corp	7,249	516
		$435	Phillips 66	4,200	363
			Pioneer Natural Resources Co	1,610	290

See accompanying notes.

Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Oil & Gas (continued)				REITS (continued)
Range Resources Corp	1,781	$61		Welltower Inc	3,439	$230
Southwestern Energy Co (a)	4,655	50		Weyerhaeuser Co	7,096	214
Tesoro Corp	1,108	97				$5,189
Transocean Ltd (a)	3,693	54		Retail - 5.54%
Valero Energy Corp	4,294	293		Advance Auto Parts Inc	698	118
		$10,823		AutoNation Inc (a)	623	30
Oil & Gas Services - 1.02%				AutoZone Inc (a)	273	216
Baker Hughes Inc	4,010	260		Bed Bath & Beyond Inc	1,442	59
FMC Technologies Inc (a)	2,141	76		Best Buy Co Inc	2,590	110
Halliburton Co	8,200	444		CarMax Inc (a)	1,805	116
National Oilwell Varco Inc	3,582	134		Chipotle Mexican Grill Inc (a)	274	103
Schlumberger Ltd	13,199	1,108		Coach Inc	2,659	93
		$2,022		Costco Wholesale Corp	4,146	664
Packaging & Containers - 0.17%				CVS Health Corp	10,117	798
Ball Corp	1,658	125		Darden Restaurants Inc	1,167	85
Sealed Air Corp	1,833	83		Dollar General Corp	2,411	179
WestRock Co	2,382	121		Dollar Tree Inc (a)	2,239	173
		$329		Foot Locker Inc	1,283	91
Pharmaceuticals - 5.78%				Gap Inc/The	2,081	47
AbbVie Inc	15,416	965		Genuine Parts Co	1,411	135
Allergan plc	3,558	747		Home Depot Inc/The	11,556	1,549
AmerisourceBergen Corp	1,586	124		Kohl's Corp	1,674	83
Bristol-Myers Squibb Co	15,854	927		L Brands Inc	2,278	150
Cardinal Health Inc	3,036	218		Lowe's Cos Inc	8,252	587
Eli Lilly & Co	9,216	678		Macy's Inc	2,899	104
Endo International PLC (a)	1,881	31		McDonald's Corp	7,878	959
Express Scripts Holding Co (a)	5,849	402		Nordstrom Inc	1,101	53
Johnson & Johnson	25,809	2,973		O'Reilly Automotive Inc (a)	896	249
Mallinckrodt PLC (a)	1,004	50		PVH Corp	751	68
McKesson Corp	2,144	301		Ross Stores Inc	3,762	247
Mead Johnson Nutrition Co	1,752	124		Signet Jewelers Ltd	660	62
Merck & Co Inc	26,156	1,540		Staples Inc	6,171	56
Mylan NV (a)	4,365	167		Starbucks Corp	13,807	766
Perrigo Co PLC	1,360	113		Target Corp	5,328	385
Pfizer Inc	57,569	1,870		Tiffany & Co	1,015	79
Zoetis Inc	4,684	251		TJX Cos Inc/The	6,184	465
		$11,481		Tractor Supply Co	1,245	94
				Ulta Salon Cosmetics & Fragrance Inc (a)	556	142
Pipelines - 0.49%				Urban Outfitters Inc (a)	838	24
Kinder Morgan Inc/DE	18,213	377
ONEOK Inc	1,997	115		Walgreens Boots Alliance Inc	8,118	672
Spectra Energy Corp	6,655	273		Wal-Mart Stores Inc	14,285	987
Williams Cos Inc/The	6,481	202		Yum! Brands Inc	3,307	209
		$967				$11,007
Real Estate - 0.05%				Savings & Loans - 0.03%
CBRE Group Inc (a)	2,847	90		People's United Financial Inc	2,954	57

REITS - 2.61%				Semiconductors - 3.07%
American Tower Corp	4,038	427		Analog Devices Inc	2,923	212
Apartment Investment & Management Co	1,488	68		Applied Materials Inc	10,254	331
AvalonBay Communities Inc	1,302	231		Broadcom Ltd	3,769	666
Boston Properties Inc	1,458	183		Intel Corp	44,957	1,631
Crown Castle International Corp	3,420	297		KLA-Tencor Corp	1,482	117
Digital Realty Trust Inc	1,507	148		Lam Research Corp	1,544	163
Equinix Inc	677	242		Linear Technology Corp	2,280	142
Equity Residential	3,468	223		Microchip Technology Inc	2,049	131
				Micron Technology Inc (a)	9,880	217
Essex Property Trust Inc	621	144
Extra Space Storage Inc	1,193	92		NVIDIA Corp	5,113	546
				Qorvo Inc (a)	1,211	64
Federal Realty Investment Trust	681	97
General Growth Properties Inc	5,539	138		QUALCOMM Inc	14,010	913
HCP Inc	4,435	132		Skyworks Solutions Inc	1,762	131
Host Hotels & Resorts Inc	7,018	132		Texas Instruments Inc	9,481	692
Iron Mountain Inc	2,324	76		Xilinx Inc	2,395	145
Kimco Realty Corp	4,032	101				$6,101
Macerich Co/The	1,145	81		Software - 4.39%
Mid-America Apartment Communities Inc	1,076	105		Activision Blizzard Inc	6,486	234
Prologis Inc	5,014	265		Adobe Systems Inc (a)	4,717	486
Public Storage	1,415	316		Akamai Technologies Inc (a)	1,644	110
Realty Income Corp	2,453	141		Autodesk Inc (a)	1,857	137
Simon Property Group Inc	2,981	530		CA Inc	2,972	94
SL Green Realty Corp	961	103		Cerner Corp (a)	2,866	136
UDR Inc	2,535	93		Citrix Systems Inc (a)	1,479	132
Ventas Inc	3,359	210		Dun & Bradstreet Corp/The	348	42
Vornado Realty Trust	1,631	170		Electronic Arts Inc (a)	2,862	225

See accompanying notes.

Schedule of Investments

LargeCap S&P 500 Managed Volatility Index Account December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value (000's)	Portfolio Summary (unaudited)
Software (continued)			Sector	Percent
Fidelity National Information Services Inc	3,113	$235	Consumer, Non-cyclical	20.75%
Fiserv Inc (a)	2,059	219	Financial	17.21%
Intuit Inc	2,313	265	Communications	12.17%
Microsoft Corp (b)	73,762	4,584	Technology	12.10%
Oracle Corp	28,432	1,093	Industrial	9.21%
Paychex Inc	3,053	186	Consumer, Cyclical	8.48%
Red Hat Inc (a)	1,703	119	Investment Companies	7.69%
salesforce.com Inc (a)	6,055	415	Energy	6.97%
		$8,712	Utilities	2.92%
Telecommunications - 3.29%			Basic Materials	2.13%
AT&T Inc	58,258	2,478	Purchased Options	0.19%
CenturyLink Inc	5,186	123	Diversified	0.04%
Cisco Systems Inc	47,621	1,439	Other Assets and Liabilities	0.14%
Frontier Communications Corp	11,128	38	TOTAL NET ASSETS	100.00%
Juniper Networks Inc	3,608	102
Level 3 Communications Inc (a)	2,765	156
Motorola Solutions Inc	1,574	130
Verizon Communications Inc	38,674	2,064
		$6,530
Textiles - 0.06%
Mohawk Industries Inc (a)	598	119

Toys, Games & Hobbies - 0.09%
Hasbro Inc	1,065	83
Mattel Inc	3,244	89
		$172
Transportation - 1.51%
CH Robinson Worldwide Inc	1,343	98
CSX Corp	8,885	319
Expeditors International of Washington Inc	1,711	91
FedEx Corp	2,319	432
JB Hunt Transport Services Inc	830	80
Kansas City Southern	1,020	86
Norfolk Southern Corp	2,769	299
Ryder System Inc	507	38
Union Pacific Corp	7,818	811
United Parcel Service Inc	6,539	750
		$3,004
Water - 0.06%
American Water Works Co Inc	1,688	122

TOTAL COMMON STOCKS		$182,625
INVESTMENT COMPANIES - 7.69%	Shares Held	Value (000's)
Exchange Traded Funds - 0.96%
iShares Core S&P 500 ETF	8,458	1,902

Money Market Funds - 6.73%
BlackRock Liquidity Funds FedFund Portfolio	13,358,615	13,359

TOTAL INVESTMENT COMPANIES		$15,261
TOTAL PURCHASED OPTIONS - 0.19%		$388
Total Investments		$198,274
Other Assets and Liabilities - 0.14%		$274
TOTAL NET ASSETS - 100.00%		$198,548

(a) Non-Income Producing Security
(b)		Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,533 or 0.77% of net assets.

		Futures Contracts
					Unrealized
Type	Long/Short	Contracts	Notional Value	Fair Value	Appreciation/(Depreciation)
S&P 500 Emini; March 2017	Long	34	$3,829	$3,802	$(27)
Total					$(27)
Amounts in thousands except contracts

See accompanying notes.

		Schedule of Investments
LargeCap S&P 500 Managed Volatility Index Account
December 31, 2016

Options

				Upfront Premiums		Unrealized
Purchased Options Outstanding	Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - S&P 500 Index	$2,290.00	01/23/2017	150	$83	$73	$(10)
Put - S&P 500 Index	$2,230.00	01/09/2017	50	50	47	(3)
Put - S&P 500 Index	$2,200.00	01/23/2017	200	263	268	5
Total				$396	$388	$(8)

				Upfront Premiums		Unrealized
Written Options Outstanding	Exercise Price	Expiration Date	Contracts	Paid/(Received)	Fair Value	Appreciation/(Depreciation)
Call - S&P 500 Index	$2,320.00	01/23/2017	150	$(102)	$(23)	$79
Put - S&P 500 Index	$2,220.00	01/09/2017	50	(36)	(34)	2
Put - S&P 500 Index	$2,160.00	01/23/2017	200	(156)	(133)	23
Total				$(294)	$(190)	$104

Amounts in thousands except contracts

See accompanying notes.

Schedule of Investments LargeCap Value Account December 31, 2016

COMMON STOCKS - 99.59%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Aerospace & Defense - 1.43%				Lodging - 0.52%
General Dynamics Corp	4,500	$777		MGM Resorts International (a)	25,400	$732
United Technologies Corp	11,300	1,239
		$2,016		Miscellaneous Manufacturers - 1.97%
Automobile Parts & Equipment - 1.06%				General Electric Co	26,690	843
Allison Transmission Holdings Inc	44,400	1,496		Parker-Hannifin Corp	13,790	1,931
						$2,774
Banks - 16.86%				Oil & Gas - 11.58%
Bank of America Corp	185,100	4,091		Chevron Corp	40,900	4,814
Citigroup Inc	7,500	446		Devon Energy Corp	16,700	763
Fifth Third Bancorp	35,870	967		EOG Resources Inc	30,360	3,069
JPMorgan Chase & Co	91,700	7,913		Exxon Mobil Corp	49,699	4,486
Morgan Stanley	96,900	4,094		Nabors Industries Ltd	54,000	885
State Street Corp	10,720	833		Tesoro Corp	9,180	803
SunTrust Banks Inc	78,600	4,311		Valero Energy Corp	22,200	1,517
Wells Fargo & Co	20,400	1,124				$16,337
		$23,779		Oil & Gas Services - 1.54%
Building Materials - 0.83%				Baker Hughes Inc	33,500	2,176
Owens Corning	22,600	1,165
				Pharmaceuticals - 5.85%
Chemicals - 3.85%				Johnson & Johnson	22,570	2,600
Cabot Corp	20,980	1,060		Merck & Co Inc	49,000	2,885
Dow Chemical Co/The	76,300	4,366		Pfizer Inc (b)	85,100	2,764
		$5,426				$8,249
Computers - 2.05%				REITS - 4.63%
HP Inc	50,610	751		Corporate Office Properties Trust	35,824	1,118
Leidos Holdings Inc	41,700	2,133		Duke Realty Corp	116,000	3,081
		$2,884		Highwoods Properties Inc	15,800	806
Cosmetics & Personal Care - 1.10%				Liberty Property Trust	18,800	743
Procter & Gamble Co/The	18,370	1,545		Sun Communities Inc	10,300	789
						$6,537
Distribution & Wholesale - 0.52%				Retail - 10.30%
WESCO International Inc (a)	11,000	732		Burlington Stores Inc (a)	9,140	775
				CVS Health Corp	37,000	2,920
Electric - 3.63%				Darden Restaurants Inc	10,740	781
Exelon Corp	31,900	1,132		Kohl's Corp	17,000	839
FirstEnergy Corp	19,300	598		PVH Corp	5,390	486
MDU Resources Group Inc	56,960	1,639		Target Corp	43,920	3,172
Public Service Enterprise Group Inc	40,000	1,755		Wal-Mart Stores Inc	70,110	4,846
		$5,124		World Fuel Services Corp	15,500	712
Entertainment - 0.73%						$14,531
International Game Technology PLC	40,500	1,034		Semiconductors - 3.37%
				Intel Corp	118,080	4,283
Environmental Control - 0.79%				Lam Research Corp	4,500	476
Waste Management Inc	15,620	1,108				$4,759
				Software - 0.56%
Food - 1.35%				VMware Inc (a)	10,100	795
Ingredion Inc	8,350	1,043
Tyson Foods Inc	13,970	862		Telecommunications - 4.61%
		$1,905		AT&T Inc	43,400	1,846
Gas - 2.24%				Cisco Systems Inc	154,200	4,660
CenterPoint Energy Inc	128,270	3,161				$6,506
				Transportation - 1.29%
Hand & Machine Tools - 1.78%				Norfolk Southern Corp	16,900	1,826
Stanley Black & Decker Inc	21,900	2,512
				TOTAL COMMON STOCKS		$140,482
Healthcare - Products - 0.98%				INVESTMENT COMPANIES - 0.34%	Shares Held	Value (000's)
Baxter International Inc	31,200	1,383		Money Market Funds - 0.34%
				BlackRock Liquidity Funds FedFund Portfolio	481,341	481
Healthcare - Services - 3.96%
Aetna Inc	9,190	1,140		TOTAL INVESTMENT COMPANIES		$481
Anthem Inc	20,800	2,990		Total Investments		$140,963
UnitedHealth Group Inc	6,050	968		Other Assets and Liabilities - 0.07%		$97
WellCare Health Plans Inc (a)	3,590	492
				TOTAL NET ASSETS - 100.00%		$141,060
		$5,590
Insurance - 10.21%
Assured Guaranty Ltd	16,400	620		(a) Non-Income Producing Security
Berkshire Hathaway Inc - Class B (a)	31,900	5,199		(b)		Security or a portion of the security was pledged to cover margin
Everest Re Group Ltd	8,000	1,731		requirements for futures contracts. At the end of the period, the value of
Prudential Financial Inc	19,500	2,029		these securities totaled $844 or 0.60% of net assets.
Travelers Cos Inc/The	19,540	2,392
Unum Group	55,300	2,429
		$14,400

See accompanying notes.

Schedule of Investments
LargeCap Value Account
December 31, 2016

Portfolio Summary (unaudited)
Sector	Percent
Financial	31.70%
Consumer, Non-cyclical	13.24%
Consumer, Cyclical	13.13%
Energy	13.12%
Industrial	8.10%
Technology	5.97%
Utilities	5.87%
Communications	4.61%
Basic Materials	3.85%
Investment Companies	0.34%
Other Assets and Liabilities	0.07%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
MidCap Account
December 31, 2016

COMMON STOCKS - 99.59%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.09%				Internet (continued)
TransDigm Group Inc	73,398	$18,273		Liberty Ventures (a)	117,616	$4,336
				VeriSign Inc (a)	116,232	8,842
Banks - 1.30%						$16,289
M&T Bank Corp	48,990	7,664		Machinery - Diversified - 1.99%
				Roper Technologies Inc	64,280	11,768
Beverages - 0.34%
Brown-Forman Corp - B Shares	45,217	2,031		Media- 5.81%
				Liberty Broadband Corp - A Shares (a)	42,302	3,065
Building Materials - 1.48%				Liberty Broadband Corp - C Shares (a)	129,127	9,565
Martin Marietta Materials Inc	35,921	7,958		Liberty Global PLC - A Shares (a)	51,170	1,565
Vulcan Materials Co	6,575	823		Liberty Global PLC - C Shares (a)	301,973	8,969
		$8,781		Liberty Media Corp-Liberty Braves - A Shares	8,105	166
Chemicals - 3.54%				(a)
Air Products & Chemicals Inc	89,840	12,921		Liberty Media Corp-Liberty Braves - C Shares	33,366	687
Axalta Coating Systems Ltd (a)	82,610	2,247		(a)
Sherwin-Williams Co/The	21,423	5,757		Liberty Media Corp-Liberty Media - A Shares	18,416	577
		$20,925		(a)
Commercial Services - 11.17%				Liberty Media Corp-Liberty Media - C Shares	54,043	1,693
Brookfield Business Partners LP	17,313	417		(a)
Ecolab Inc	28,784	3,374		Liberty Media Corp-Liberty SiriusXM - A	57,260	1,977
IHS Markit Ltd (a)	121,700	4,309		Shares (a)
KAR Auction Services Inc	166,731	7,106		Liberty Media Corp-Liberty SiriusXM - C	179,986	6,105
Live Nation Entertainment Inc (a)	166,459	4,428		Shares (a)
Macquarie Infrastructure Corp	89,846	7,340				$34,369
Moody's Corp	163,242	15,389		Miscellaneous Manufacturers - 1.86%
Robert Half International Inc	42,083	2,053		Colfax Corp (a)	305,956	10,993
S&P Global Inc	106,816	11,487
Verisk Analytics Inc (a)	125,585	10,194		Pharmaceuticals - 2.99%
		$66,097		Mead Johnson Nutrition Co	33,407	2,364
Distribution & Wholesale - 1.12%				Zoetis Inc	286,348	15,328
Fastenal Co	71,994	3,382				$17,692
HD Supply Holdings Inc (a)	76,632	3,258		Private Equity - 1.15%
		$6,640		KKR & Co LP	107,397	1,653
Diversified Financial Services - 1.93%				Onex Corp	76,281	5,169
FNF Group	337,055	11,446				$6,822
FNFV Group (a)	195	3		Real Estate - 7.53%
		$11,449		Brookfield Asset Management Inc	857,619	28,310
Electric - 2.28%				Brookfield Property Partners LP	106,522	2,342
Brookfield Infrastructure Partners LP	326,429	10,926		CBRE Group Inc (a)	299,644	9,436
Brookfield Renewable Partners LP	85,698	2,545		Howard Hughes Corp/The (a)	39,256	4,479
		$13,471				$44,567
Electronics - 0.68%				REITS- 2.08%
Sensata Technologies Holding NV (a)	102,796	4,004		Equinix Inc	18,682	6,677
				Forest City Realty Trust Inc	270,119	5,629
Engineering & Construction - 3.44%						$12,306
SBA Communications Corp (a)	197,390	20,383		Retail - 15.64%
				AutoZone Inc (a)	12,744	10,065
Healthcare - Products - 1.50%				CarMax Inc (a)	287,073	18,484
CR Bard Inc	39,461	8,865		Copart Inc (a)	120,029	6,651
				Dollar General Corp	41,204	3,052
Healthcare - Services - 1.02%				Dollar Tree Inc (a)	162,657	12,554
DaVita Inc (a)	94,488	6,066		O'Reilly Automotive Inc (a)	51,777	14,415
				Restaurant Brands International Inc	292,523	13,942
Holding Companies - Diversified - 0.82%				Ross Stores Inc	203,353	13,340
Leucadia National Corp	208,205	4,841				$92,503
				Semiconductors - 1.36%
Home Builders - 0.77%				Microchip Technology Inc	125,552	8,054
Lennar Corp - A Shares	62,400	2,679
NVR Inc (a)	1,111	1,854		Software - 5.75%
		$4,533		Autodesk Inc (a)	159,865	11,832
Insurance - 13.36%				CDK Global Inc	67,864	4,051
Alleghany Corp (a)	4,117	2,504		Fidelity National Information Services Inc	120,326	9,102
Aon PLC	185,540	20,693		Intuit Inc	64,264	7,365
Arch Capital Group Ltd (a)	65,883	5,685		MSCI Inc	20,936	1,649
Brown & Brown Inc	128,431	5,761				$33,999
Loews Corp	206,443	9,668		Telecommunications - 1.44%
Markel Corp (a)	22,085	19,976		EchoStar Corp (a)	31,141	1,600
Progressive Corp/The	129,442	4,595		Motorola Solutions Inc	83,586	6,929
White Mountains Insurance Group Ltd	5,527	4,621				$8,529
Willis Towers Watson PLC	45,076	5,512		Textiles - 1.40%
		$79,015		Mohawk Industries Inc (a)	41,357	8,258
Internet - 2.75%
Liberty Expedia Holdings Inc (a)	78,410	3,111		TOTAL COMMON STOCKS		$589,187
See accompanying notes.				220

		Schedule of Investments
		MidCap Account
		December 31, 2016

INVESTMENT COMPANIES - 0.23%	Shares Held	Value(000	's)
Money Market Funds - 0.23%
BlackRock Liquidity Funds FedFund Portfolio	1,379,201	$1,379

TOTAL INVESTMENT COMPANIES		$1,379
Total Investments		$590,566
Other Assets and Liabilities - 0.18%		$1,053
TOTAL NET ASSETS - 100.00%		$591,619

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		27.35%
Consumer, Cyclical		18.93%
Consumer, Non-cyclical		17.02%
Industrial		12.54%
Communications		10.00%
Technology		7.11%
Basic Materials		3.54%
Utilities		2.28%
Diversified		0.82%
Investment Companies		0.23%
Other Assets and Liabilities		0.18%
TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Multi-Asset Income Account
December 31, 2016

INVESTMENT COMPANIES - 100.08%	Shares Held		Value
Principal Funds, Inc. Institutional Class - 100.08%
Equity Income Fund (a)		455		$12,637
Global Diversified Income Fund (a)		6,357		85,508
Global Real Estate Securities Fund (a)		1,406		12,161
High Yield Fund (a)		4,067		29,564
International Fund I (a)		922		11,484
Preferred Securities Fund (a)		2,731		27,011
Real Estate Debt Income Fund (a)		1,591		15,065
				$193,430
TOTAL INVESTMENT COMPANIES				$193,430
Total Investments				$193,430
Other Assets and Liabilities - (0.08)%				$(148)
TOTAL NET ASSETS - 100.00%				$193,282

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)
Fund Type				Percent
Specialty Funds				44.24%
Fixed Income Funds				37.07%
International Equity Funds				12.23%
Domestic Equity Funds				6.54%
Other Assets and Liabilities				(0.08)%
TOTAL NET ASSETS				100.00%

December 31,		December 31,						December 31,	December 31,
Affiliated Securities	2015	2015		Purchases	Purchases	Sales	Sales	2016	2016
Shares		Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Equity Income Fund	48		$1,269	487	$13,280	80	$2,187	455	$12,382
Global Diversified Income Fund	641		8,871	6,846	93,432	1,130	15,396	6,357	86,945
Global Real Estate Securities Fund	146		1,348	1,515	13,788	255	2,275	1,406	12,866
High Yield Fund	496		3,604	4,832	34,703	1,261	9,110	4,067	29,197
International Fund I	90		1,262	1,000	13,044	168	2,187	922	12,127
Preferred Securities Fund	222		2,282	2,931	29,825	422	4,279	2,731	27,833
Real Estate Debt Income Fund	197		1,943	1,984	19,365	590	5,662	1,591	15,619
		$20,579			$217,437		$41,096		$196,969

		Realized Gain/Loss	Realized Gain from
Income		on Investments	Capital Gain Distributions
Equity Income Fund	$132	$20	$225
Global Diversified Income Fund	2,198	38	—
Global Real Estate Securities Fund	312	5	35
High Yield Fund	629	—	—
International Fund I	120	8	—
Preferred Securities Fund	439	5	235
Real Estate Debt Income Fund	220	(27)	—
	$4,050	$49	$495

Amounts shown are in dollars and not rounded to the thousands.

See accompanying notes.

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2016

COMMON STOCKS - 98.18%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.19%			Electric - 1.98%
Boeing Co/The	13,063	$2,034	NextEra Energy Inc	12,020	$1,436
Northrop Grumman Corp	8,699	2,023	Xcel Energy Inc	39,746	1,618
Teledyne Technologies Inc (a)	7,077	870			$3,054
		$4,927	Electronics - 0.83%
Airlines - 1.03%			Trimble Inc (a)	19,404	585
Alaska Air Group Inc	17,880	1,587	Waters Corp (a)	5,227	703
					$1,288
Apparel - 1.22%			Environmental Control - 1.46%
Deckers Outdoor Corp (a)	9,821	544	Waste Connections Inc	28,625	2,250
NIKE Inc	26,440	1,344
		$1,888	Food - 3.84%
Automobile Manufacturers - 0.67%			B&G Foods Inc	24,496	1,073
PACCAR Inc	16,281	1,040	General Mills Inc	19,381	1,197
			Kroger Co/The	83,307	2,875
Automobile Parts & Equipment - 1.36%			McCormick & Co Inc/MD	8,466	790
Adient plc (a)	16,750	982	Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	825	—
Autoliv Inc	7,663	867	Safeway, Inc. - CVR - Property Development	825	—
Mobileye NV (a)	6,696	255	Centers (a),(b),(c)
		$2,104			$5,935
Banks - 7.62%			Gas - 0.96%
East West Bancorp Inc	17,302	879	Sempra Energy	14,757	1,485
Goldman Sachs Group Inc/The	4,552	1,090
JPMorgan Chase & Co	25,308	2,184	Healthcare - Products - 4.90%
PNC Financial Services Group Inc/The	14,867	1,739	Abbott Laboratories	18,197	699
SVB Financial Group (a)	3,163	543	Becton Dickinson and Co	9,493	1,572
US Bancorp	39,858	2,048	Bio-Techne Corp	4,768	490
Wells Fargo & Co	59,887	3,300	Edwards Lifesciences Corp (a)	11,105	1,041
		$11,783	Medtronic PLC	17,218	1,226
Beverages - 2.64%			Thermo Fisher Scientific Inc	13,005	1,835
Anheuser-Busch InBev SA/NV ADR	7,259	766	Varian Medical Systems Inc (a)	7,927	712
Brown-Forman Corp - B Shares	10,354	465			$7,575
Dr Pepper Snapple Group Inc	12,875	1,167	Healthcare - Services - 0.70%
PepsiCo Inc	16,108	1,685	DaVita Inc (a)	7,227	464
		$4,083	Universal Health Services Inc	5,819	619
Biotechnology - 1.36%					$1,083
Biogen Inc (a)	4,324	1,226	Housewares - 0.25%
Gilead Sciences Inc	12,193	873	Tupperware Brands Corp	7,322	385
		$2,099
Building Materials - 0.67%			Insurance - 2.38%
Apogee Enterprises Inc	8,035	430	AmTrust Financial Services Inc	58,175	1,593
Johnson Controls International plc	14,804	610	Chubb Ltd	15,729	2,078
		$1,040			$3,671
Chemicals - 2.40%			Internet- 5.26%
EI du Pont de Nemours & Co	6,248	459	Alphabet Inc - A Shares (a)	2,853	2,261
FMC Corp	8,203	464	Alphabet Inc - C Shares (a)	2,003	1,546
HB Fuller Co	17,763	858	Amazon.com Inc (a)	2,270	1,702
Innospec Inc	12,667	868	eBay Inc (a)	34,724	1,031
International Flavors & Fragrances Inc	2,902	342	Facebook Inc (a)	13,775	1,585
PPG Industries Inc	7,666	726			$8,125
		$3,717	Iron & Steel - 0.43%
Commercial Services - 1.04%			Reliance Steel & Aluminum Co	8,359	665
Aaron's Inc	26,970	863
PayPal Holdings Inc (a)	19,026	751	Machinery - Diversified - 1.75%
		$1,614	Deere & Co	7,598	783
Computers - 3.37%			Flowserve Corp	22,259	1,069
Apple Inc	45,001	5,212	Roper Technologies Inc	4,681	857
					$2,709
Consumer Products - 0.25%			Media - 3.76%
Kimberly-Clark Corp	3,350	382	Comcast Corp - Class A	36,049	2,489
			Nexstar Broadcasting Group Inc	4,956	314
Cosmetics & Personal Care - 0.43%			Sirius XM Holdings Inc	174,596	777
Procter & Gamble Co/The	7,910	665	Walt Disney Co/The	21,485	2,239
					$5,819
Distribution & Wholesale - 0.36%			Miscellaneous Manufacturers - 1.47%
Pool Corp	5,380	561	AptarGroup Inc	11,970	879
			Crane Co	5,364	387
Diversified Financial Services - 4.35%			Donaldson Co Inc	1,775	75
Ameriprise Financial Inc	14,361	1,593	General Electric Co	29,324	926
Charles Schwab Corp/The	29,681	1,172			$2,267
Discover Financial Services	11,419	823	Oil & Gas - 5.54%
FNF Group	45,399	1,542	Chevron Corp	14,170	1,668
Synchrony Financial	44,167	1,602	Cimarex Energy Co	18,355	2,494
		$6,732	Energen Corp (a)	11,857	684

See accompanying notes.

     Schedule of Investments Principal Capital Appreciation Account December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	INVESTMENT COMPANIES - 1.07%	Shares Held	Value (000's)
Oil & Gas (continued)				Money Market Funds - 1.07%
Exxon Mobil Corp	24,046	$2,170		BlackRock Liquidity Funds FedFund Portfolio	1,662,136	$1,662
Noble Energy Inc	21,003	799
Valero Energy Corp	10,942	748		TOTAL INVESTMENT COMPANIES		$1,662
		$8,563		Total Investments		$153,453
Oil & Gas Services - 0.99%				Other Assets and Liabilities - 0.75%		$1,160
Schlumberger Ltd	18,212	1,529		TOTAL NET ASSETS - 100.00%		$154,613

Pharmaceuticals - 4.63%
Allergan plc	6,073	1,275		(a) Non-Income Producing Security
Bristol-Myers Squibb Co	9,567	559		(b)		Security is Illiquid. At the end of the period, the value of these securities
Johnson & Johnson	17,611	2,029		totaled $0 or 0.00% of net assets.
McKesson Corp	7,643	1,074		(c)		Fair value of these investments is determined in good faith by the Manager
Pfizer Inc	40,423	1,313		under procedures established and periodically reviewed by the Board of
VCA Inc (a)	13,217	907		Directors. Inputs used in the valuation may be unobservable; however, not
		$7,157		all securities are included in Level 3 of the fair value hierarchy. At the end
Pipelines - 0.43%				of the period, the fair value of these securities totaled $0 or 0.00% of net
Magellan Midstream Partners LP	8,671	656		assets.

REITS - 3.96%
Alexandria Real Estate Equities Inc	14,255	1,584
Essex Property Trust Inc	3,439	800		Portfolio Summary (unaudited)
Host Hotels & Resorts Inc	61,000	1,149		Sector		Percent
Realty Income Corp	23,277	1,338		Consumer, Non-cyclical		19.79%
Ventas Inc	14,212	888		Financial		18.68%
Weyerhaeuser Co	12,189	367		Technology		13.59%
		$6,126		Communications		12.03%
Retail - 5.61%				Consumer, Cyclical		11.23%
Chipotle Mexican Grill Inc (a)	2,292	865		Industrial		10.13%
Copart Inc (a)	6,990	387		Energy		6.95%
				Utilities		2.94%
Costco Wholesale Corp	6,004	961		Basic Materials		2.84%
CVS Health Corp	17,496	1,381		Investment Companies		1.07%
Dollar General Corp	29,998	2,222		Other Assets and Liabilities		0.75%
Home Depot Inc/The	12,415	1,665
Starbucks Corp	21,405	1,188		TOTAL NET ASSETS		100.00%
		$8,669
Savings & Loans - 0.37%
Washington Federal Inc	16,662	572

Semiconductors - 3.84%
Applied Materials Inc	10,393	335
Broadcom Ltd	4,991	882
Intel Corp	13,002	472
Lam Research Corp	10,359	1,095
Microchip Technology Inc	23,658	1,518
NXP Semiconductors NV (a)	7,302	716
QUALCOMM Inc	14,162	923
		$5,941
Software - 6.38%
Adobe Systems Inc (a)	16,308	1,679
Fair Isaac Corp	6,006	716
Fidelity National Information Services Inc	17,887	1,353
Microsoft Corp	64,514	4,009
Omnicell Inc (a)	22,685	769
Oracle Corp	32,103	1,234
Tyler Technologies Inc (a)	772	110
		$9,870
Telecommunications - 3.01%
Cisco Systems Inc	43,287	1,308
Verizon Communications Inc	62,653	3,345
		$4,653
Toys, Games & Hobbies - 0.73%
Hasbro Inc	14,560	1,133

Transportation - 0.76%
Expeditors International of Washington Inc	7,052	374
Union Pacific Corp	7,749	803
		$1,177
TOTAL COMMON STOCKS		$151,791

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2010 Account
		December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 66.18%
Blue Chip Fund (a)	75,365	$1,272
Bond Market Index Fund (a)	341,999	3,704
Diversified International Fund (a)	159,678	1,757
Diversified Real Asset Fund (a)	101,833	1,100
Equity Income Fund (a)	44,660	1,240
Global Diversified Income Fund (a)	283,890	3,818
Global Multi-Strategy Fund (a)	205,984	2,247
Global Opportunities Fund (a)	121,289	1,380
Inflation Protection Fund (a)	300,906	2,543
International Emerging Markets Fund (a)	11,248	239
International Small Company Fund (a)	744	7
LargeCap Growth Fund I (a)	101,229	1,169
LargeCap S&P 500 Index Fund (a)	124,500	1,917
LargeCap Value Fund III (a)	78,498	1,215
MidCap Fund (a)	43,479	978
MidCap Value Fund III (a)	42,493	841
Origin Emerging Markets Fund (a)	28,067	231
Overseas Fund (a)	194,873	1,830
SmallCap Growth Fund I (a),(b)	30,377	355
SmallCap Value Fund II (a)	28,717	377
		$28,220
Principal Variable Contracts Funds, Inc. Class 1 - 33.83%
Core Plus Bond Account (a)	693,070	7,728
Short-Term Income Account (a)	2,636,356	6,696
		$14,424
TOTAL INVESTMENT COMPANIES		$42,644
Total Investments		$42,644
Other Assets and Liabilities - (0.01)%		$(3)
TOTAL NET ASSETS - 100.00%		$42,641

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	48.48%
Domestic Equity Funds	21.95%
Specialty Funds	16.81%
International Equity Funds	12.77%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2010 Account
December 31, 2016

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2015	2015		Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	75,668	$1,191		10,986	$175	11,289	$181	75,365	$1,184
Bond Market Index Fund	296,841	3,303		98,247	1,094	53,089	591	341,999	3,808
Core Plus Bond Account	799,983	9,445		117,518	1,335	224,431	2,552	693,070	8,220
Diversified International Fund	159,358	2,312		24,190	265	23,870	261	159,678	2,315
Diversified Real Asset Fund	163,196	1,759		19,140	201	80,503	841	101,833	1,111
Equity Income Fund	54,017	1,023		8,140	213	17,497	454	44,660	855
Global Diversified Income Fund	260,829	3,169		65,639	871	42,578	567	283,890	3,475
Global Multi-Strategy Fund	135,645	1,424		101,679	1,078	31,340	335	205,984	2,167
Global Opportunities Fund	68,642	734		69,714	798	17,067	193	121,289	1,338
Inflation Protection Fund	375,041	3,076		104,615	889	178,750	1,538	300,906	2,433
International Emerging Markets Fund	17,807	527		1,797	36	8,356	167	11,248	359
International Small Company Fund	—	—		744	7	—	—	744	7
LargeCap Growth Fund I	110,456	1,282		18,398	213	27,625	329	101,229	1,169
LargeCap S&P 500 Index Fund	122,590	1,430		23,045	338	21,135	308	124,500	1,461
LargeCap Value Fund III	109,465	1,486		14,450	214	45,417	679	78,498	1,059
MidCap Fund	79,940	1,204		8,463	178	44,924	953	43,479	643
MidCap Growth Fund III	—	—		39,914	390	39,914	410	—	—
MidCap Value Fund III	—	—		43,465	826	972	20	42,493	806
Origin Emerging Markets Fund	41,520	406		4,305	35	17,758	141	28,067	279
Overseas Fund	193,839	1,790		29,646	273	28,612	263	194,873	1,800
Short-Term Income Account	1,773,187	4,497		1,202,227	3,075	339,058	868	2,636,356	6,704
SmallCap Growth Fund I	47,655	389		5,731	62	23,009	258	30,377	240
SmallCap Value Fund II	47,962	387		6,131	73	25,376	306	28,717	230
		$40,834			$12,639		$12,215		$41,663

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Capital Gain Distributions
Blue Chip Fund			$9			$(1)			$4
Bond Market Index Fund			66			2			—
Core Plus Bond Account			260			(8)			—
Diversified International Fund			30			(1)			—
Diversified Real Asset Fund			28			(8)			—
Equity Income Fund			29			73			22
Global Diversified Income Fund			213			2			—
Global Multi-Strategy Fund			3			—			—
Global Opportunities Fund			24			(1)			—
Inflation Protection Fund			22			6			—
International Emerging Markets Fund			3			(37)			—
International Small Company Fund			—			—			—
LargeCap Growth Fund I			1			3			51
LargeCap S&P 500 Index Fund			37			1			24
LargeCap Value Fund III			23			38			30
MidCap Fund			4			214			20
MidCap Growth Fund III			—			20			—
MidCap Value Fund III			12			—			3
Origin Emerging Markets Fund			2			(21)			—
Overseas Fund			37			—			—
Short-Term Income Account			111			—			—
SmallCap Growth Fund I			—			47			11
SmallCap Value Fund II			3			76			18
			$917			$405			$183
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2020 Account
		December 31, 2016

INVESTMENT COMPANIES - 100.00%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 77.08%
Blue Chip Fund (a)	463,985	$7,832
Bond Market Index Fund (a)	1,203,366	13,032
Diversified International Fund (a)	1,003,558	11,039
Diversified Real Asset Fund (a)	472,527	5,103
Equity Income Fund (a)	278,580	7,736
Global Diversified Income Fund (a)	937,079	12,604
Global Multi-Strategy Fund (a)	807,452	8,809
Global Opportunities Fund (a)	801,577	9,122
Global Real Estate Securities Fund (a)	194,052	1,679
Inflation Protection Fund (a)	773,172	6,533
International Emerging Markets Fund (a)	65,395	1,389
International Small Company Fund (a)	1,776	17
LargeCap Growth Fund I (a)	667,808	7,713
LargeCap S&P 500 Index Fund (a)	860,141	13,246
LargeCap Value Fund III (a)	495,140	7,665
MidCap Fund (a)	283,880	6,385
MidCap Value Fund III (a)	283,466	5,613
Origin Emerging Markets Fund (a)	160,936	1,323
Overseas Fund (a)	1,136,431	10,671
Real Estate Securities Fund (a)	46,956	1,062
SmallCap Growth Fund I (a),(b)	216,764	2,532
SmallCap Value Fund II (a)	212,524	2,786
		$143,891
Principal Variable Contracts Funds, Inc. Class 1 - 22.92%
Core Plus Bond Account (a)	2,937,818	32,757
Short-Term Income Account (a)	3,947,780	10,027
		$42,784
TOTAL INVESTMENT COMPANIES		$186,675
Total Investments		$186,675
Other Assets and Liabilities - 0.00%		$(3)
TOTAL NET ASSETS - 100.00%		$186,672

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	33.52%
Fixed Income Funds	33.40%
International Equity Funds	18.88%
Specialty Funds	14.20%
Other Assets and Liabilities	0.00%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	544,885	$8,575	31,464	$509	112,364	$1,795	463,985	$7,309
Bond Market Index Fund	1,106,813	12,315	278,458	3,088	181,905	2,027	1,203,366	13,382
Core Plus Bond Account	3,060,893	36,099	240,416	2,743	363,491	4,119	2,937,818	34,690
Diversified International Fund	938,018	14,473	204,012	2,273	138,472	1,521	1,003,558	15,249
Diversified Real Asset Fund	696,173	7,642	38,983	417	262,629	2,737	472,527	5,291
Equity Income Fund	320,017	6,504	28,253	754	69,690	1,846	278,580	5,410
Global Diversified Income Fund	912,854	12,820	151,889	2,022	127,664	1,700	937,079	13,135
Global Multi-Strategy Fund	580,575	6,135	421,658	4,466	194,781	2,075	807,452	8,529
Global Opportunities Fund	808,194	8,641	103,519	1,179	110,136	1,243	801,577	8,575
Global Real Estate Securities Fund	549,195	4,063	31,228	282	386,371	3,426	194,052	1,414
Inflation Protection Fund	891,347	7,758	55,066	469	173,241	1,484	773,172	6,745
International Emerging Markets Fund	121,552	3,433	4,711	96	60,868	1,211	65,395	2,083
International Small Company Fund	—	—	1,776	17	—	—	1,776	17
LargeCap Growth Fund I	816,978	9,481	65,771	768	214,941	2,536	667,808	7,732
LargeCap S&P 500 Index Fund	1,005,468	12,027	76,831	1,152	222,158	3,283	860,141	10,066
LargeCap Value Fund III	620,935	8,170	50,140	760	175,935	2,635	495,140	6,519
MidCap Fund	264,627	4,806	58,513	1,256	39,260	845	283,880	5,210
MidCap Growth Fund III	291,902	2,656	14,240	139	306,142	3,129	—	—
MidCap Value Fund III	149,423	2,362	157,277	3,106	23,234	432	283,466	5,053
Origin Emerging Markets Fund	258,785	2,514	10,729	87	108,578	861	160,936	1,589
Overseas Fund	1,090,859	10,171	210,556	1,947	164,984	1,515	1,136,431	10,602
Real Estate Securities Fund	—	—	46,956	1,043	—	—	46,956	1,043
Short-Term Income Account	2,677,366	6,913	1,740,198	4,455	469,784	1,200	3,947,780	10,164
SmallCap Growth Fund I	267,883	2,258	18,938	211	70,057	781	216,764	1,719
SmallCap Value Fund II	261,847	2,150	23,647	294	72,970	881	212,524	1,708
		$191,966		$33,533		$43,282		$183,234

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$58			$20			$21
Bond Market Index Fund		229			6			—
Core Plus Bond Account		1,063			(33)			—
Diversified International Fund		185			24			—
Diversified Real Asset Fund		130			(31)			—
Equity Income Fund		187			(2)			137
Global Diversified Income Fund		721			(7)			—
Global Multi-Strategy Fund		13			3			—
Global Opportunities Fund		158			(2)			—
Global Real Estate Securities Fund		81			495			5
Inflation Protection Fund		57			2			—
International Emerging Markets Fund		19			(235)			—
International Small Company Fund		—			—			—
LargeCap Growth Fund I		7			19			336
LargeCap S&P 500 Index Fund		255			170			163
LargeCap Value Fund III		147			224			188
MidCap Fund		26			(7)			130
MidCap Growth Fund III		—			334			—
MidCap Value Fund III		77			17			22
Origin Emerging Markets Fund		12			(151)			—
Overseas Fund		212			(1)			—
Real Estate Securities Fund		4			—			27
Short-Term Income Account		177			(4)			—
SmallCap Growth Fund I		—			31			75
SmallCap Value Fund II		23			145			135
		$3,841			$1,017			$1,239
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2030 Account
		December 31, 2016

INVESTMENT COMPANIES - 100.00%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 87.40%
Blue Chip Fund (a)	343,791	$5,803
Bond Market Index Fund (a)	574,665	6,224
Diversified International Fund (a)	841,670	9,258
Diversified Real Asset Fund (a)	303,187	3,274
Equity Income Fund (a)	161,208	4,477
Global Diversified Income Fund (a)	403,698	5,430
Global Multi-Strategy Fund (a)	389,408	4,249
Global Opportunities Fund (a)	693,146	7,888
Global Real Estate Securities Fund (a)	244,138	2,112
Inflation Protection Fund (a)	324,286	2,740
International Emerging Markets Fund (a)	56,343	1,197
International Small Company Fund (a)	58,249	570
LargeCap Growth Fund I (a)	663,911	7,668
LargeCap S&P 500 Index Fund (a)	752,991	11,596
LargeCap Value Fund (a)	324,901	3,850
LargeCap Value Fund III (a)	379,924	5,881
MidCap Fund (a)	290,296	6,529
MidCap Value Fund III (a)	192,131	3,804
Origin Emerging Markets Fund (a)	138,963	1,142
Overseas Fund (a)	940,564	8,832
Real Estate Securities Fund (a)	48,150	1,089
SmallCap Growth Fund I (a),(b)	192,165	2,245
SmallCap Value Fund II (a)	186,453	2,444
		$108,302
Principal Variable Contracts Funds, Inc. Class 1 - 12.60%
Core Plus Bond Account (a)	1,400,750	15,618

TOTAL INVESTMENT COMPANIES		$123,920
Total Investments		$123,920
Other Assets and Liabilities - 0.00%		$(3)
TOTAL NET ASSETS - 100.00%		$123,917

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	44.70%
International Equity Funds	25.02%
Fixed Income Funds	19.83%
Specialty Funds	10.45%
Other Assets and Liabilities	0.00%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	339,027	$5,338	41,534	$659	36,770	$587	343,791	$5,412
Bond Market Index Fund	473,505	5,265	169,575	1,884	68,415	763	574,665	6,388
Core Plus Bond Account	1,353,345	15,417	188,680	2,138	141,275	1,600	1,400,750	15,954
Diversified International Fund	758,577	9,220	176,945	1,947	93,852	1,025	841,670	10,143
Diversified Real Asset Fund	404,172	4,622	47,041	493	148,026	1,545	303,187	3,573
Equity Income Fund	154,226	4,107	24,918	651	17,936	463	161,208	4,293
Global Diversified Income Fund	323,652	4,593	124,135	1,644	44,089	587	403,698	5,649
Global Multi-Strategy Fund	326,212	3,447	106,311	1,128	43,115	460	389,408	4,115
Global Opportunities Fund	503,298	5,474	262,447	2,963	72,599	815	693,146	7,622
Global Real Estate Securities Fund	463,304	3,492	53,195	472	272,361	2,381	244,138	1,807
Inflation Protection Fund	320,587	2,814	38,924	329	35,225	300	324,286	2,843
International Emerging Markets Fund	95,193	2,087	8,508	167	47,358	941	56,343	1,435
International Small Company Fund	—	—	58,249	568	—	—	58,249	568
LargeCap Growth Fund I	748,260	8,696	104,173	1,203	188,522	2,191	663,911	7,715
LargeCap S&P 500 Index Fund	789,503	9,885	110,086	1,618	146,598	2,122	752,991	9,371
LargeCap Value Fund	394,905	4,937	56,082	645	126,086	1,462	324,901	4,076
LargeCap Value Fund III	365,952	4,827	116,953	1,779	102,981	1,504	379,924	5,164
MidCap Fund	45,505	1,058	260,030	5,835	15,239	333	290,296	6,559
MidCap Growth Fund III	372,845	3,542	33,835	320	406,680	4,157	—	—
MidCap Value Fund III	187,959	3,089	26,677	490	22,505	409	192,131	3,168
Origin Emerging Markets Fund	218,472	2,113	20,133	158	99,642	788	138,963	1,364
Overseas Fund	853,475	8,534	199,515	1,818	112,426	1,024	940,564	9,329
Real Estate Securities Fund	—	—	48,150	1,077	—	—	48,150	1,077
SmallCap Growth Fund I	228,552	2,064	27,166	295	63,553	673	192,165	1,674
SmallCap Value Fund II	224,050	1,957	30,749	371	68,346	778	186,453	1,539
		$116,578		$30,652		$26,908		$120,838

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$43			$2			$16
Bond Market Index Fund		109			2			—
Core Plus Bond Account		494			(1)			—
Diversified International Fund		155			1			—
Diversified Real Asset Fund		83			3			—
Equity Income Fund		100			(2)			79
Global Diversified Income Fund		294			(1)			—
Global Multi-Strategy Fund		5			—			—
Global Opportunities Fund		137			—			—
Global Real Estate Securities Fund		92			224			6
Inflation Protection Fund		24			—			—
International Emerging Markets Fund		17			122			—
International Small Company Fund		2			—			—
LargeCap Growth Fund I		6			7			333
LargeCap S&P 500 Index Fund		223			(10)			142
LargeCap Value Fund		90			(44)			85
LargeCap Value Fund III		113			62			143
MidCap Fund		26			(1)			132
MidCap Growth Fund III		—			295			—
MidCap Value Fund III		52			(2)			14
Origin Emerging Markets Fund		10			(119)			—
Overseas Fund		176			1			—
Real Estate Securities Fund		4			—			27
SmallCap Growth Fund I		—			(12)			66
SmallCap Value Fund II		20			(11)			118
		$2,275			$516			$1,161
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2040 Account
		December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 91.83%
Blue Chip Fund (a)	64,981	$1,097
Bond Market Index Fund (a)	201,407	2,181
Diversified International Fund (a)	415,261	4,568
Diversified Real Asset Fund (a)	121,231	1,309
Equity Income Fund (a)	50,610	1,405
Global Opportunities Fund (a)	167,677	1,908
Global Real Estate Securities Fund (a)	65,380	566
High Yield Fund I (a)	150,648	1,479
International Emerging Markets Fund (a)	27,634	587
International Small Company Fund (a)	80,825	791
LargeCap Growth Fund I (a)	464,464	5,365
LargeCap S&P 500 Index Fund (a)	377,683	5,816
LargeCap Value Fund (a)	160,123	1,897
LargeCap Value Fund III (a)	228,083	3,531
MidCap Growth Fund III (a),(b)	237,299	2,401
MidCap Value Fund III (a)	131,920	2,612
Origin Emerging Markets Fund (a)	66,382	546
Overseas Fund (a)	489,726	4,599
Real Estate Securities Fund (a)	35,514	803
SmallCap Growth Fund I (a),(b)	106,292	1,242
SmallCap Value Fund II (a)	99,980	1,311
		$46,014
Principal Variable Contracts Funds, Inc. Class 1 - 8.18%
Core Plus Bond Account (a)	367,735	4,100

TOTAL INVESTMENT COMPANIES		$50,114
Total Investments		$50,114
Other Assets and Liabilities - (0.01)%		$(3)
TOTAL NET ASSETS - 100.00%		$50,111

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	54.84%
International Equity Funds	27.08%
Fixed Income Funds	15.48%
Specialty Funds	2.61%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2040 Account
December 31, 2016

	December 31,	December 31,						December 31,	December 31,
Affiliated Securities	2015	2015		Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost		Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	—	$—		64,981	$1,111	—	$—	64,981	$1,111
Bond Market Index Fund	96,644	1,074		129,443	1,442	24,680	276	201,407	2,241
Core Plus Bond Account	297,257	3,430		117,032	1,331	46,554	533	367,735	4,228
Diversified International Fund	334,323	4,137		134,933	1,463	53,995	593	415,261	5,007
Diversified Real Asset Fund	130,199	1,525		24,678	261	33,646	362	121,231	1,427
Equity Income Fund	—	—		50,610	1,374	—	—	50,610	1,374
Global Multi-Strategy Fund	96,383	1,019		4,310	45	100,693	1,064	—	—
Global Opportunities Fund	218,031	2,420		34,279	383	84,633	948	167,677	1,846
Global Real Estate Securities Fund	257,948	2,036		39,414	353	231,982	2,039	65,380	472
High Yield Fund I	93,409	931		71,220	687	13,981	133	150,648	1,485
Inflation Protection Fund	49,662	425		8,402	71	58,064	502	—	—
International Emerging Markets Fund	41,527	1,140		5,886	118	19,779	395	27,634	831
International Small Company Fund	—	—		80,825	787	—	—	80,825	787
LargeCap Growth Fund	175,049	1,855		6,685	61	181,734	1,789	—	—
LargeCap Growth Fund I	414,786	4,836		105,218	1,220	55,540	670	464,464	5,395
LargeCap S&P 500 Index Fund	355,694	4,560		75,884	1,114	53,895	788	377,683	4,886
LargeCap Value Fund	253,957	3,193		51,471	586	145,305	1,699	160,123	2,019
LargeCap Value Fund III	228,927	3,069		47,040	697	47,884	701	228,083	3,072
MidCap Growth Fund III	174,640	1,858		94,508	919	31,849	311	237,299	2,467
MidCap Value Fund III	96,332	1,662		52,612	958	17,024	310	131,920	2,310
Origin Emerging Markets Fund	101,786	1,001		14,453	116	49,857	396	66,382	668
Overseas Fund	382,879	3,946		171,603	1,578	64,756	592	489,726	4,931
Real Estate Securities Fund	—	—		35,514	800	—	—	35,514	800
SmallCap Growth Fund I	98,917	1,129		19,217	209	11,842	127	106,292	1,211
SmallCap Value Fund II	90,372	888		20,680	248	11,072	129	99,980	1,007
		$46,134			$17,932		$14,357		$49,575

					Realized Gain/Loss			Realized Gain from
		Income			on Investments		Capital Gain Distributions
Blue Chip Fund			$8			$—			$3
Bond Market Index Fund			38			1			—
Core Plus Bond Account			123			—			—
Diversified International Fund			76			—			—
Diversified Real Asset Fund			33			3			—
Equity Income Fund			8			—			25
Global Multi-Strategy Fund			—			—			—
Global Opportunities Fund			33			(9)			—
Global Real Estate Securities Fund			36			122			3
High Yield Fund I			57			—			—
Inflation Protection Fund			—			6			—
International Emerging Markets Fund			8			(32)			—
International Small Company Fund			2			—			—
LargeCap Growth Fund			—			(127)			—
LargeCap Growth Fund I			5			9			234
LargeCap S&P 500 Index Fund			112			—			71
LargeCap Value Fund			44			(61)			42
LargeCap Value Fund III			68			7			86
MidCap Growth Fund III			—			1			6
MidCap Value Fund III			36			—			10
Origin Emerging Markets Fund			5			(53)			—
Overseas Fund			90			(1)			—
Real Estate Securities Fund			3			—			20
SmallCap Growth Fund I			—			—			37
SmallCap Value Fund II			11			—			64
			$796			$(134)			$601
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2050 Account
		December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 95.63%
Blue Chip Fund (a)	61,811	$1,043
Bond Market Index Fund (a)	55,704	603
Diversified International Fund (a)	245,446	2,700
Diversified Real Asset Fund (a)	63,273	683
Equity Income Fund (a)	28,574	794
Global Opportunities Fund (a)	96,514	1,098
Global Real Estate Securities Fund (a)	43,762	379
High Yield Fund I (a)	51,957	510
International Emerging Markets Fund (a)	15,728	334
International Small Company Fund (a)	47,379	464
LargeCap Growth Fund I (a)	247,711	2,861
LargeCap S&P 500 Index Fund (a)	218,557	3,366
LargeCap Value Fund (a)	82,134	973
LargeCap Value Fund III (a)	127,684	1,977
MidCap Growth Fund III (a),(b)	139,555	1,412
MidCap Value Fund III (a)	76,756	1,520
Origin Emerging Markets Fund (a)	38,020	313
Overseas Fund (a)	282,192	2,650
Real Estate Securities Fund (a)	20,928	473
SmallCap Growth Fund I (a),(b)	58,229	680
SmallCap Value Fund II (a)	58,349	765
		$25,598
Principal Variable Contracts Funds, Inc. Class 1 - 4.38%
Core Plus Bond Account (a)	105,230	1,173

TOTAL INVESTMENT COMPANIES		$26,771
Total Investments		$26,771
Other Assets and Liabilities - (0.01)%		$(3)
TOTAL NET ASSETS - 100.00%		$26,768

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	59.27%
International Equity Funds	29.65%
Fixed Income Funds	8.54%
Specialty Funds	2.55%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2050 Account
December 31, 2016

	December 31,	December 31,							December 31,	December 31,
Affiliated Securities	2015	2015		Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost		Shares	Cost	Shares		Proceeds	Shares	Cost
Blue Chip Fund	—	$—		61,811	$1,043	—		$—	61,811	$1,043
Bond Market Index Fund	18,462	205		43,409	485	6,167		69	55,704	621
Core Plus Bond Account	76,513	891		42,078	482	13,361		150	105,230	1,223
Diversified International Fund	184,810	2,324		93,591	1,022	32,955		356	245,446	2,989
Diversified Real Asset Fund	57,772	667		14,671	158	9,170		96	63,273	729
Equity Income Fund	—	—		28,574	780	—		—	28,574	780
Global Multi-Strategy Fund	48,231	511		1,202	13	49,433		523	—	—
Global Opportunities Fund	129,613	1,414		23,307	264	56,406		628	96,514	1,049
Global Real Estate Securities Fund	145,380	1,133		30,691	283	132,309		1,154	43,762	317
High Yield Fund I	45,330	441		14,259	136	7,632		70	51,957	506
International Emerging Markets Fund	24,466	648		3,639	75	12,377		244	15,728	469
International Small Company Fund	—	—		47,379	461	—		—	47,379	461
LargeCap Growth Fund	101,170	1,067		2,459	23	103,629		1,013	—	—
LargeCap Growth Fund I	234,387	2,738		73,556	867	60,232		712	247,711	2,890
LargeCap S&P 500 Index Fund	203,999	2,620		51,564	770	37,006		533	218,557	2,856
LargeCap Value Fund	135,905	1,694		36,191	420	89,962		1,051	82,134	1,034
LargeCap Value Fund III	127,386	1,716		31,530	474	31,232		452	127,684	1,738
MidCap Growth Fund III	102,470	1,052		56,391	554	19,306		185	139,555	1,421
MidCap Value Fund III	55,632	947		31,433	577	10,309		185	76,756	1,339
Origin Emerging Markets Fund	50,571	474		9,127	76	21,678		171	38,020	358
Overseas Fund	207,511	2,071		114,263	1,055	39,582		356	282,192	2,769
Real Estate Securities Fund	—	—		20,928	472	—		—	20,928	472
SmallCap Growth Fund I	52,959	565		12,806	142	7,536		79	58,229	628
SmallCap Value Fund II	51,717	484		13,689	165	7,057		79	58,349	570
		$23,662			$10,797			$8,106		$26,262

					Realized Gain/Loss				Realized Gain from
		Income			on Investments			Capital Gain Distributions
Blue Chip Fund			$8			$—	$			4
Bond Market Index Fund			10			—				—
Core Plus Bond Account			36			—				—
Diversified International Fund			45			(1)				—
Diversified Real Asset Fund			17			—				—
Equity Income Fund			5			—				14
Global Multi-Strategy Fund			—			(1)				—
Global Opportunities Fund			19			(1)				—
Global Real Estate Securities Fund			22			55				1
High Yield Fund I			26			(1)				—
International Emerging Markets Fund			5			(10)				—
International Small Company Fund			1			—				—
LargeCap Growth Fund			—			(77)				—
LargeCap Growth Fund I			2			(3)				124
LargeCap S&P 500 Index Fund			65			(1)				41
LargeCap Value Fund			23			(29)				22
LargeCap Value Fund III			38			—				48
MidCap Growth Fund III			—			—				4
MidCap Value Fund III			21			—				6
Origin Emerging Markets Fund			3			(21)				—
Overseas Fund			53			(1)				—
Real Estate Securities Fund			2			—				12
SmallCap Growth Fund I			—			—				20
SmallCap Value Fund II			6			—				37
			$407			$(91)	$			333
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		Principal LifeTime 2060 Account
		December 31, 2016

INVESTMENT COMPANIES - 100.07%	Shares Held	Value(000	's)
Principal Funds, Inc. Institutional Class - 97.27%
Blue Chip Fund (a)	5,045	$85
Bond Market Index Fund (a)	3,656	40
Diversified International Fund (a)	25,316	279
Diversified Real Asset Fund (a)	5,754	62
Equity Income Fund (a)	2,963	82
Global Opportunities Fund (a)	9,956	113
Global Real Estate Securities Fund (a)	4,499	39
High Yield Fund I (a)	5,454	54
International Emerging Markets Fund (a)	1,508	32
International Small Company Fund (a)	4,931	48
LargeCap Growth Fund I (a)	26,081	301
LargeCap S&P 500 Index Fund (a)	21,961	338
LargeCap Value Fund (a)	9,323	110
LargeCap Value Fund III (a)	13,313	206
MidCap Growth Fund III (a),(b)	14,083	143
MidCap Value Fund III (a)	7,703	153
Origin Emerging Markets Fund (a)	3,436	28
Overseas Fund (a)	30,065	282
Real Estate Securities Fund (a)	2,161	49
SmallCap Growth Fund I (a),(b)	5,170	60
SmallCap Value Fund II (a)	5,161	68
		$2,572
Principal Variable Contracts Funds, Inc. Class 1 - 2.80%
Core Plus Bond Account (a)	6,611	74

TOTAL INVESTMENT COMPANIES		$2,646
Total Investments		$2,646
Other Assets and Liabilities - (0.07)%		$(2)
TOTAL NET ASSETS - 100.00%		$2,644

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b)	Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	60.33%
International Equity Funds	31.07%
Fixed Income Funds	6.32%
Specialty Funds	2.35%
Other Assets and Liabilities	(0.07)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime 2060 Account
December 31, 2016

	December 31,	December 31,							December 31,	December 31,
Affiliated Securities	2015	2015		Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost		Shares	Cost	Shares		Proceeds	Shares	Cost
Blue Chip Fund	—	$—		5,045	$85	—		$—	5,045	$85
Bond Market Index Fund	1,162	13		3,255	36	761		8	3,656	41
Core Plus Bond Account	3,589	41		4,459	51	1,437		17	6,611	75
Diversified International Fund	17,263	201		13,686	149	5,633		62	25,316	288
Diversified Real Asset Fund	3,741	44		3,411	36	1,398		14	5,754	66
Equity Income Fund	—	—		2,963	80	—		—	2,963	80
Global Multi-Strategy Fund	3,924	43		460	5	4,384		46	—	—
Global Opportunities Fund	12,415	149		4,518	50	6,977		79	9,956	119
Global Real Estate Securities Fund	13,122	117		5,280	47	13,903		122	4,499	43
High Yield Fund I	4,317	44		2,395	23	1,258		12	5,454	55
International Emerging Markets Fund	2,613	60		782	16	1,887		38	1,508	36
International Small Company Fund	—	—		4,931	48	—		—	4,931	48
LargeCap Growth Fund	7,947	87		956	9	8,903		88	—	—
LargeCap Growth Fund I	21,600	272		12,493	145	8,012		95	26,081	322
LargeCap S&P 500 Index Fund	19,561	278		9,195	134	6,795		100	21,961	312
LargeCap Value Fund	12,183	153		7,355	84	10,215		119	9,323	117
LargeCap Value Fund III	11,436	169		5,513	81	3,636		53	13,313	197
MidCap Growth Fund III	9,798	107		7,699	75	3,414		34	14,083	148
MidCap Value Fund III	5,287	103		4,255	77	1,839		34	7,703	146
Origin Emerging Markets Fund	5,003	48		1,905	15	3,472		28	3,436	34
Overseas Fund	19,436	210		17,420	160	6,791		62	30,065	308
Real Estate Securities Fund	—	—		2,161	49	—		—	2,161	49
SmallCap Growth Fund I	4,152	53		2,303	25	1,285		14	5,170	64
SmallCap Value Fund II	4,066	53		2,296	27	1,201		16	5,161	65
		$2,245			$1,507			$1,041		$2,698

					Realized Gain/Loss				Realized Gain from
			Income		on Investments			Capital Gain Distributions
Blue Chip Fund			$1			$—	$			—
Bond Market Index Fund			1			—				—
Core Plus Bond Account			2			—				—
Diversified International Fund			5			—				—
Diversified Real Asset Fund			2			—				—
Equity Income Fund			—			—				2
Global Multi-Strategy Fund			—			(2)				—
Global Opportunities Fund			2			(1)				—
Global Real Estate Securities Fund			2			1				—
High Yield Fund I			3			—				—
International Emerging Markets Fund			—			(2)				—
International Small Company Fund			—			—				—
LargeCap Growth Fund			—			(8)				—
LargeCap Growth Fund I			—			—				13
LargeCap S&P 500 Index Fund			6			—				4
LargeCap Value Fund			3			(1)				3
LargeCap Value Fund III			4			—				5
MidCap Growth Fund III			—			—				—
MidCap Value Fund III			2			—				1
Origin Emerging Markets Fund			—			(1)				—
Overseas Fund			5			—				—
Real Estate Securities Fund			—			—				1
SmallCap Growth Fund I			—			—				2
SmallCap Value Fund II			1			1				2
			$39			$(13)	$			33
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value (000's)
Principal Funds, Inc. Institutional Class - 55.91%
Blue Chip Fund (a)	52,493	$886
Bond Market Index Fund (a)	249,411	2,701
Diversified International Fund (a)	60,496	666
Equity Income Fund (a)	32,234	895
Global Diversified Income Fund (a)	185,439	2,494
Global Multi-Strategy Fund (a)	147,108	1,605
Global Opportunities Fund (a)	34,998	398
Inflation Protection Fund (a)	220,255	1,861
International Small Company Fund (a)	274	3
LargeCap S&P 500 Index Fund (a)	47,582	733
MidCap Fund (a)	28,850	649
Overseas Fund (a)	76,374	717
SmallCap Growth Fund I (a),(b)	9,105	106
SmallCap Value Fund II (a)	9,143	120
		$13,834
Principal Variable Contracts Funds, Inc. Class 1 - 44.10%
Core Plus Bond Account (a)	523,761	5,840
Short-Term Income Account (a)	1,996,074	5,070
		$10,910
TOTAL INVESTMENT COMPANIES		$24,744
Total Investments		$24,744
Other Assets and Liabilities - (0.01)%		$(3)
TOTAL NET ASSETS - 100.00%		$24,741

(a)		Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.
(b) Non-Income Producing Security

Portfolio Summary (unaudited)

Fund Type		Percent
Fixed Income Funds		62.54%
Specialty Funds		16.57%
Domestic Equity Funds		13.69%
International Equity Funds		7.21%
Other Assets and Liabilities		(0.01)%
TOTAL NET ASSETS		100.00%

See accompanying notes.

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2016

	December 31,	December 31,							December 31,	December 31,
Affiliated Securities	2015	2015		Purchases	Purchases	Sales		Sales	2016	2016
	Shares	Cost		Shares	Cost	Shares		Proceeds	Shares	Cost
Blue Chip Fund	26,805	$422		30,159	$508	4,471		$73	52,493	$858
Bond Market Index Fund	209,794	2,335		79,164	882	39,547		443	249,411	2,776
Core Plus Bond Account	599,697	7,116		78,717	895	154,653		1,744	523,761	6,248
Diversified International Fund	46,255	645		23,411	252	9,170		100	60,496	798
Diversified Real Asset Fund	62,393	645		2,269	22	64,662		673	—	—
Equity Income Fund	35,770	672		5,138	134	8,674		226	32,234	612
Global Diversified Income Fund	188,477	2,055		32,101	426	35,139		468	185,439	2,015
Global Multi-Strategy Fund	91,147	960		79,106	838	23,145		248	147,108	1,551
Global Opportunities Fund	18,242	195		22,921	259	6,165		70	34,998	384
Inflation Protection Fund	333,293	2,733		53,795	458	166,833		1,440	220,255	1,774
International Emerging Markets Fund	6,114	154		245	4	6,359		122	—	—
International Small Company Fund	—	—		274	3	—		—	274	3
LargeCap Growth Fund I	46,325	537		3,816	43	50,141		598	—	—
LargeCap S&P 500 Index Fund	38,068	456		21,948	305	12,434		181	47,582	583
MidCap Fund	25,568	378		7,666	163	4,384		95	28,850	448
Origin Emerging Markets Fund	14,740	142		557	4	15,297		120	—	—
Overseas Fund	53,028	482		34,397	308	11,051		101	76,374	689
Short-Term Income Account	1,633,839	4,099		629,987	1,609	267,752		685	1,996,074	5,022
SmallCap Growth Fund I	9,207	75		1,725	18	1,827		19	9,105	74
SmallCap Value Fund II	8,981	71		1,864	22	1,702		20	9,143	74
		$24,172			$7,153			$7,426		$23,909

					Realized Gain/Loss				Realized Gain from
		Income			on Investments			Capital Gain Distributions
Blue Chip Fund			$7			$1	$			2
Bond Market Index Fund			47			2				—
Core Plus Bond Account			205			(19)				—
Diversified International Fund			11			1				—
Diversified Real Asset Fund			—			6				—
Equity Income Fund			21			32				16
Global Diversified Income Fund			144			2				—
Global Multi-Strategy Fund			2			1				—
Global Opportunities Fund			7			—				—
Inflation Protection Fund			16			23				—
International Emerging Markets Fund			—			(36)				—
International Small Company Fund			—			—				—
LargeCap Growth Fund I			—			18				—
LargeCap S&P 500 Index Fund			14			3				9
MidCap Fund			3			2				13
Origin Emerging Markets Fund			—			(26)				—
Overseas Fund			14			—				—
Short-Term Income Account			89			(1)				—
SmallCap Growth Fund I			—			—				3
SmallCap Value Fund II			1			1				6
			$581			$10	$			49
Amounts in thousands except shares

See accompanying notes.

     Schedule of Investments Real Estate Securities Account December 31, 2016

COMMON STOCKS - 99.19%	Shares Held	Value(000	's)	Portfolio Summary (unaudited)
Lodging - 1.81%				Sector	Percent
Hilton Worldwide Holdings Inc	108,506	$2,951		Financial	96.01%
				Consumer, Cyclical	1.81%
Real Estate - 0.91%				Technology	1.37%
CBRE Group Inc (a)	47,050	1,482		Investment Companies	0.46%
				Other Assets and Liabilities	0.35%
REITS - 95.10%				TOTAL NET ASSETS	100.00%
Alexandria Real Estate Equities Inc	36,740	4,083
American Campus Communities Inc	42,737	2,127
American Tower Corp	25,149	2,658
Apartment Investment & Management Co	116,131	5,278
AvalonBay Communities Inc	46,270	8,197
Boston Properties Inc	50,372	6,336
Brandywine Realty Trust	26,670	440
Colony Starwood Homes	48,600	1,400
CoreSite Realty Corp	2,320	184
Crown Castle International Corp	35,160	3,051
CubeSmart	92,219	2,469
Duke Realty Corp	164,232	4,362
Education Realty Trust Inc	43,798	1,853
EPR Properties	36,577	2,625
Equinix Inc	25,450	9,096
Equity LifeStyle Properties Inc	23,390	1,686
Equity One Inc	111,519	3,423
Equity Residential	27,847	1,792
Essex Property Trust Inc	36,584	8,506
Extra Space Storage Inc	67,510	5,215
Federal Realty Investment Trust	7,503	1,066
First Industrial Realty Trust Inc	47,162	1,323
General Growth Properties Inc	167,187	4,176
Host Hotels & Resorts Inc	66,538	1,254
Kilroy Realty Corp	53,156	3,892
Physicians Realty Trust	151,521	2,873
Prologis Inc	133,984	7,073
Public Storage	21,422	4,788
Regency Centers Corp	29,580	2,040
Saul Centers Inc	30,498	2,031
Senior Housing Properties Trust	119,040	2,253
Simon Property Group Inc	86,980	15,454
SL Green Realty Corp	47,950	5,157
Spirit Realty Capital Inc	282,020	3,063
STAG Industrial Inc	45,052	1,075
STORE Capital Corp	161,589	3,993
Sun Communities Inc	43,652	3,344
Sunstone Hotel Investors Inc	195,372	2,979
Tanger Factory Outlet Centers Inc	32,865	1,176
Terreno Realty Corp	26,230	747
Ventas Inc	12,221	764
Vornado Realty Trust	20,793	2,170
Welltower Inc	112,315	7,517
		$154,989
Software - 1.37%
InterXion Holding NV (a)	63,699	2,234

TOTAL COMMON STOCKS		$161,656
INVESTMENT COMPANIES - 0.46%	Shares Held	Value(000	's)
Money Market Funds - 0.46%
BlackRock Liquidity Funds FedFund Portfolio	747,280	747

TOTAL INVESTMENT COMPANIES		$747
Total Investments		$162,403
Other Assets and Liabilities - 0.35%		$572
TOTAL NET ASSETS - 100.00%		$162,975

(a) Non-Income Producing Security

See accompanying notes.

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Money Market Funds - 0.04%
Cash Account Trust - Government & Agency	296,001	$296
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 2.49%
Principal EDGE Active Income ETF (a)	207,300	8,348
Principal U.S. Small Cap Index ETF (a)	390,600	10,800
		$19,148
Principal Funds, Inc. Institutional Class - 63.74%
Blue Chip Fund (a)	2,103,718	35,512
Diversified International Fund (a)	7,540,074	82,941
EDGE MidCap Fund (a)	1,349,208	16,285
Global Diversified Income Fund (a)	1,135,732	15,276
Global Multi-Strategy Fund (a)	5,397,664	58,888
Global Real Estate Securities Fund (a)	2,177,723	18,837
High Yield Fund (a)	2,253,409	16,382
Inflation Protection Fund (a)	1,584,250	13,387
International Emerging Markets Fund (a)	818,638	17,388
International Small Company Fund (a)	841,647	8,240
LargeCap Growth Fund (a)	4,748,551	40,030
LargeCap Value Fund (a)	4,345,299	51,492
Preferred Securities Fund (a)	1,550,514	15,335
Principal Capital Appreciation Fund (a)	486,366	27,149
Real Estate Debt Income Fund (a)	812,059	7,690
Short-Term Income Fund (a)	2,499,882	30,348
Small-MidCap Dividend Income Fund (a)	2,205,151	35,393
		$490,573
Principal Variable Contracts Funds, Inc. Class 1 - 33.74%
Equity Income Account (a)	3,756,281	87,146
Government & High Quality Bond Account (a)	3,945,456	39,375
Income Account (a)	9,281,471	95,970
MidCap Account (a)	730,120	37,207
		$259,698
TOTAL INVESTMENT COMPANIES		$769,715
Total Investments		$769,715
Other Assets and Liabilities - (0.01)%		$(106)
TOTAL NET ASSETS - 100.00%		$769,609

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	44.30%
Fixed Income Funds	29.48%
International Equity Funds	16.56%
Specialty Funds	9.63%
Investment Companies	0.04%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SAM Balanced Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	2,440,914	$33,609	28,399	$478	365,595	$6,068	2,103,718	$28,329
Diversified International Fund	6,588,088	79,090	1,724,226	19,411	772,240	8,722	7,540,074	89,095
EDGE MidCap Fund	1,131,594	11,323	357,780	4,151	140,166	1,692	1,349,208	13,822
Equity Income Account	4,025,769	44,250	316,713	7,070	586,201	13,211	3,756,281	41,692
Global Diversified Income Fund	1,256,285	16,854	71,911	960	192,464	2,556	1,135,732	15,116
Global Multi-Strategy Fund	5,995,036	63,524	21,129	229	618,501	6,572	5,397,664	56,863
Global Real Estate Securities Fund	1,883,207	16,452	519,528	4,737	225,012	2,093	2,177,723	19,020
Government & High Quality Bond	6,027,135	59,077	165,086	1,677	2,246,765	23,393	3,945,456	38,445
Account
High Yield Fund	2,999,235	20,587	171,492	1,193	917,318	6,386	2,253,409	15,002
Income Account	11,505,107	111,522	471,113	4,945	2,694,749	28,608	9,281,471	88,789
Inflation Protection Fund	1,824,644	15,601	18,442	156	258,836	2,196	1,584,250	13,529
International Emerging Markets Fund	734,130	17,239	242,369	4,752	157,861	3,495	818,638	18,248
International Small Company Fund	—	—	897,774	8,839	56,127	548	841,647	8,274
LargeCap Growth Fund	7,549,511	80,561	658,850	5,712	3,459,810	33,669	4,748,551	49,184
LargeCap Value Fund	4,231,177	53,947	718,270	8,212	604,148	7,036	4,345,299	54,275
MidCap Account	934,285	41,596	163,930	8,275	368,095	18,917	730,120	28,185
MidCap Value Fund I	1,262,939	18,620	—	—	1,262,939	16,265	—	—
Preferred Securities Fund	349,401	1,926	1,310,140	13,266	109,027	1,094	1,550,514	14,202
Principal Capital Appreciation Fund	511,378	26,010	48,430	2,763	73,442	4,268	486,366	24,849
Principal EDGE Active Income ETF	—	—	207,300	8,035	—	—	207,300	8,035
Principal U.S. Small Cap Index ETF	—	—	390,600	9,712	—	—	390,600	9,712
Real Estate Debt Income Fund	—	—	838,529	8,102	26,470	254	812,059	7,843
Short-Term Income Fund	3,041,351	37,097	62,557	762	604,026	7,349	2,499,882	30,490
SmallCap Growth Fund I	80,537	821	—	—	80,537	864	—	—
SmallCap Value Fund II	522,130	5,225	—	—	522,130	5,998	—	—
Small-MidCap Dividend Income Fund	1,969,184	21,334	555,538	7,791	319,571	4,757	2,205,151	24,596
		$776,265		$131,228		$206,011		$697,595

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$264			$310			$96
Diversified International Fund		1,391			(684)			—
EDGE MidCap Fund		692			40			16
Equity Income Account		2,349			3,583			4,311
Global Diversified Income Fund		903			(142)			—
Global Multi-Strategy Fund		89			(318)			—
Global Real Estate Securities Fund		628			(76)			53
Government & High Quality Bond Account		1,435			1,084			—
High Yield Fund		1,119			(392)			—
Income Account		4,509			930			—
Inflation Protection Fund		117			(32)			—
International Emerging Markets Fund		243			(248)			—
International Small Company Fund		24			(17)			—
LargeCap Growth Fund		234			(3,420)			5,224
LargeCap Value Fund		1,216			(848)			1,151
MidCap Account		201			(2,769)			8,069
MidCap Value Fund I		—			(2,355)			—
Preferred Securities Fund		517			104			135
Principal Capital Appreciation Fund		382			344			2,269
Principal EDGE Active Income ETF		232			—			—
Principal U.S. Small Cap Index ETF		37			—			—
Real Estate Debt Income Fund		160			(5)			—
Short-Term Income Fund		624			(20)			—
SmallCap Growth Fund I		—			43			—
SmallCap Value Fund II		—			773			—
Small-MidCap Dividend Income Fund		1,004			228			—
		$18,370			$(3,887)			$21,324
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		SAM Conservative Balanced Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Money Market Funds - 0.07%
Cash Account Trust - Government & Agency	149,136	$149
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 3.62%
Principal EDGE Active Income ETF (a)	126,800	5,106
Principal U.S. Small Cap Index ETF (a)	79,000	2,185
		$7,291
Principal Funds, Inc. Institutional Class - 56.68%
Blue Chip Fund (a)	240,534	4,060
Diversified International Fund (a)	1,391,503	15,307
EDGE MidCap Fund (a)	305,331	3,685
Global Diversified Income Fund (a)	492,040	6,618
Global Multi-Strategy Fund (a)	949,621	10,360
Global Real Estate Securities Fund (a)	439,165	3,799
High Yield Fund (a)	1,393,114	10,128
Inflation Protection Fund (a)	569,345	4,811
International Emerging Markets Fund (a)	147,763	3,138
International Small Company Fund (a)	149,591	1,464
LargeCap Growth Fund (a)	1,016,718	8,571
LargeCap Value Fund (a)	993,069	11,768
Preferred Securities Fund (a)	290,660	2,875
Principal Capital Appreciation Fund (a)	95,885	5,352
Real Estate Debt Income Fund (a)	204,408	1,936
Short-Term Income Fund (a)	1,124,146	13,647
Small-MidCap Dividend Income Fund (a)	409,467	6,572
		$114,091
Principal Variable Contracts Funds, Inc. Class 1 - 39.64%
Equity Income Account (a)	626,009	14,523
Government & High Quality Bond Account (a)	2,046,784	20,427
Income Account (a)	3,909,716	40,427
MidCap Account (a)	86,664	4,416
		$79,793
TOTAL INVESTMENT COMPANIES		$201,324
Total Investments		$201,324
Other Assets and Liabilities - (0.01)%		$(17)
TOTAL NET ASSETS - 100.00%		$201,307

(a) Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	49.36%
Domestic Equity Funds	30.36%
International Equity Funds	11.78%
Specialty Funds	8.44%
Investment Companies	0.07%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	381,066	$5,182	11,748	$185	152,280	$2,438	240,534	$3,044
Core Plus Bond Account	361,536	4,188	3,215	37	364,751	4,206	—	—
Diversified International Fund	1,135,539	13,602	432,784	4,820	176,820	1,987	1,391,503	16,269
EDGE MidCap Fund	200,025	2,004	125,717	1,452	20,411	245	305,331	3,216
Equity Income Account	647,180	7,385	73,144	1,625	94,315	2,113	626,009	6,956
Global Diversified Income Fund	527,156	7,128	53,464	712	88,580	1,188	492,040	6,589
Global Multi-Strategy Fund	1,057,639	11,233	30,863	331	138,881	1,488	949,621	10,025
Global Real Estate Securities Fund	336,575	2,793	153,947	1,408	51,357	482	439,165	3,719
Government & High Quality Bond	2,583,126	25,967	154,564	1,578	690,906	7,160	2,046,784	20,478
Account
High Yield Fund	1,493,780	10,355	135,349	939	236,015	1,657	1,393,114	9,537
Income Account	4,371,893	43,482	316,828	3,327	779,005	8,215	3,909,716	38,602
Inflation Protection Fund	640,200	5,483	31,536	268	102,391	868	569,345	4,869
International Emerging Markets Fund	131,490	3,058	41,934	826	25,661	562	147,763	3,274
International Small Company Fund	—	—	166,564	1,639	16,973	165	149,591	1,467
LargeCap Growth Fund	1,414,555	15,174	181,919	1,623	579,756	5,662	1,016,718	10,502
LargeCap Value Fund	745,921	9,462	374,844	4,330	127,696	1,496	993,069	12,136
MidCap Account	142,866	6,086	23,833	1,210	80,035	4,180	86,664	2,658
MidCap Value Fund I	323,163	4,827	—	—	323,163	4,164	—	—
Preferred Securities Fund	105,822	584	215,905	2,183	31,067	315	290,660	2,481
Principal Capital Appreciation Fund	96,117	4,887	14,730	843	14,962	869	95,885	4,897
Principal EDGE Active Income ETF	—	—	126,800	4,916	—	—	126,800	4,916
Principal U.S. Small Cap Index ETF	—	—	79,000	1,962	—	—	79,000	1,962
Real Estate Debt Income Fund	—	—	221,645	2,141	17,237	165	204,408	1,973
Short-Term Income Fund	1,317,268	16,067	69,619	849	262,741	3,199	1,124,146	13,709
SmallCap Growth Fund I	22,814	233	—	—	22,814	243	—	—
SmallCap Value Fund II	78,572	781	—	—	78,572	896	—	—
Small-MidCap Dividend Income Fund	338,795	3,658	131,294	1,837	60,622	908	409,467	4,643
		$203,619		$41,041		$54,871		$187,922

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$30			$115			$11
Core Plus Bond Account		—			(19)			—
Diversified International Fund		256			(166)			—
EDGE MidCap Fund		157			5			4
Equity Income Account		397			59			728
Global Diversified Income Fund		394			(63)			—
Global Multi-Strategy Fund		16			(51)			—
Global Real Estate Securities Fund		125			—			11
Government & High Quality Bond Account		750			93			—
High Yield Fund		639			(100)			—
Income Account		1,900			8			—
Inflation Protection Fund		42			(14)			—
International Emerging Markets Fund		44			(48)			—
International Small Company Fund		4			(7)			—
LargeCap Growth Fund		50			(633)			1,120
LargeCap Value Fund		277			(160)			264
MidCap Account		27			(458)			1,099
MidCap Value Fund I		—			(663)			—
Preferred Securities Fund		106			29			25
Principal Capital Appreciation Fund		75			36			449
Principal EDGE Active Income ETF		141			—			—
Principal U.S. Small Cap Index ETF		7			—			—
Real Estate Debt Income Fund		42			(3)			—
Short-Term Income Fund		277			(8)			—
SmallCap Growth Fund I		—			10			—
SmallCap Value Fund II		—			115			—
Small-MidCap Dividend Income Fund		185			56			—
		$5,941			$(1,867)			$3,711
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		SAM Conservative Growth Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.02%	Shares Held	Value(000	's)
Money Market Funds - 0.04%
Cash Account Trust - Government & Agency	116,764	$117
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 2.16%
Principal U.S. Small Cap Index ETF (a)	236,400	6,537

Principal Funds, Inc. Class R-6 - 2.82%
Multi-Manager Equity Long/Short Fund (a)	847,488	8,551

Principal Funds, Inc. Institutional Class - 69.20%
Blue Chip Fund (a)	1,056,372	17,832
Diversified International Fund (a)	3,974,495	43,719
Diversified Real Asset Fund (a)	683,851	7,386
EDGE MidCap Fund (a)	685,115	8,269
Global Multi-Strategy Fund (a)	767,688	8,376
Global Real Estate Securities Fund (a)	678,172	5,866
High Yield Fund (a)	623,299	4,531
International Small Company Fund (a)	441,407	4,321
LargeCap Growth Fund (a)	2,730,543	23,019
LargeCap Value Fund (a)	2,901,723	34,385
Origin Emerging Markets Fund (a)	1,231,170	10,120
Preferred Securities Fund (a)	444,475	4,396
Principal Capital Appreciation Fund (a)	277,636	15,498
Short-Term Income Fund (a)	366,142	4,445
Small-MidCap Dividend Income Fund (a)	1,070,668	17,184
		$209,347
Principal Variable Contracts Funds, Inc. Class 1 - 25.80%
Equity Income Account (a)	1,525,541	35,392
Government & High Quality Bond Account (a)	698,972	6,976
Income Account (a)	1,511,238	15,626
MidCap Account (a)	393,424	20,049
		$78,043
TOTAL INVESTMENT COMPANIES		$302,595
Total Investments		$302,595
Other Assets and Liabilities - (0.02)%		$(64)
TOTAL NET ASSETS - 100.00%		$302,531

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	58.89%
International Equity Funds	21.17%
Fixed Income Funds	11.89%
Specialty Funds	8.03%
Investment Companies	0.04%
Other Assets and Liabilities	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	1,111,025	$15,518	45,803	$749	100,456	$1,648	1,056,372	$14,672
Diversified International Fund	3,025,803	36,301	1,159,707	12,992	211,015	2,381	3,974,495	46,723
Diversified Real Asset Fund	920,741	10,746	56,360	599	293,250	3,191	683,851	7,796
EDGE MidCap Fund	537,208	5,383	177,762	2,063	29,855	357	685,115	7,089
Equity Income Account	1,513,545	16,638	156,921	3,486	144,925	3,265	1,525,541	17,786
Global Multi-Strategy Fund	2,773,301	29,772	36,791	394	2,042,404	21,796	767,688	7,812
Global Real Estate Securities Fund	854,024	7,335	50,892	448	226,744	2,090	678,172	5,671
Government & High Quality Bond	714,463	6,897	62,222	634	77,713	806	698,972	6,734
Account
High Yield Fund	261,726	1,777	408,714	2,860	47,141	339	623,299	4,276
Income Account	1,518,855	14,875	136,940	1,435	144,557	1,530	1,511,238	14,743
International Small Company Fund	—	—	449,582	4,422	8,175	80	441,407	4,339
LargeCap Growth Fund	3,610,714	38,819	451,056	3,993	1,331,227	12,927	2,730,543	28,253
LargeCap Value Fund	2,359,440	30,134	719,432	8,203	177,149	2,057	2,901,723	36,023
MidCap Account	466,280	23,255	95,811	4,852	168,667	8,607	393,424	18,103
MidCap Value Fund I	610,988	9,008	299	4	611,287	7,879	—	—
Multi-Manager Equity Long/Short	—	—	856,947	8,451	9,459	95	847,488	8,356
Fund
Origin Emerging Markets Fund	714,892	6,983	599,442	4,768	83,164	740	1,231,170	10,924
Preferred Securities Fund	31,551	191	435,714	4,411	22,790	231	444,475	4,370
Principal Capital Appreciation Fund	267,670	13,618	33,803	1,936	23,837	1,374	277,636	14,212
Principal U.S. Small Cap Index ETF	—	—	236,400	5,875	—	—	236,400	5,875
Short-Term Income Fund	377,762	4,608	27,883	340	39,503	481	366,142	4,465
SmallCap Growth Fund I	54,690	557	—	—	54,690	583	—	—
SmallCap Value Fund II	135,728	1,349	—	—	135,728	1,555	—	—
Small-MidCap Dividend Income Fund	943,024	10,819	233,670	3,284	106,026	1,516	1,070,668	12,593
		$284,583		$76,199		$75,528		$280,815

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$131			$53			$48
Diversified International Fund		732			(189)			—
Diversified Real Asset Fund		188			(358)			—
EDGE MidCap Fund		348			—			8
Equity Income Account		909			927			1,668
Global Multi-Strategy Fund		13			(558)			—
Global Real Estate Securities Fund		200			(22)			16
Government & High Quality Bond Account		243			9			—
High Yield Fund		200			(22)			—
Income Account		691			(37)			—
International Small Company Fund		13			(3)			—
LargeCap Growth Fund		133			(1,632)			2,970
LargeCap Value Fund		803			(257)			760
MidCap Account		106			(1,397)			4,246
MidCap Value Fund I		—			(1,133)			—
Multi-Manager Equity Long/Short Fund		63			—			—
Origin Emerging Markets Fund		88			(87)			—
Preferred Securities Fund		129			(1)			38
Principal Capital Appreciation Fund		216			32			1,281
Principal U.S. Small Cap Index ETF		23			—			—
Short-Term Income Fund		83			(2)			—
SmallCap Growth Fund I		—			26			—
SmallCap Value Fund II		—			206			—
Small-MidCap Dividend Income Fund		477			6			—
		$5,789			$(4,439)			$11,035
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		SAM Flexible Income Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Money Market Funds - 0.06%
Cash Account Trust - Government & Agency	134,106	$134
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 2.78%
Principal EDGE Active Income ETF (a)	149,500	6,020

Principal Funds, Inc. Institutional Class - 47.41%
Diversified International Fund (a)	576,088	6,337
Global Diversified Income Fund (a)	1,038,861	13,973
Global Real Estate Securities Fund (a)	584,516	5,056
High Yield Fund (a)	2,191,381	15,931
Inflation Protection Fund (a)	1,065,529	9,004
International Emerging Markets Fund (a)	93,891	1,994
LargeCap Growth Fund (a)	774,787	6,532
LargeCap Value Fund (a)	581,343	6,889
Preferred Securities Fund (a)	327,816	3,242
Real Estate Debt Income Fund (a)	441,035	4,177
Short-Term Income Fund (a)	1,638,136	19,887
Small-MidCap Dividend Income Fund (a)	598,093	9,599
		$102,621
Principal Variable Contracts Funds, Inc. Class 1 - 49.76%
Equity Income Account (a)	859,400	19,938
Government & High Quality Bond Account (a)	2,207,913	22,035
Income Account (a)	6,359,194	65,754
		$107,727
TOTAL INVESTMENT COMPANIES		$216,502
Total Investments		$216,502
Other Assets and Liabilities - (0.01)%		$(24)
TOTAL NET ASSETS - 100.00%		$216,478

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	67.47%
Domestic Equity Funds	19.84%
Specialty Funds	6.45%
International Equity Funds	6.19%
Investment Companies	0.06%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Core Plus Bond Account	442,110	$5,077	4,629	$53	446,739	$5,138	—	$—
Diversified International Fund	496,988	5,992	113,454	1,267	34,354	383	576,088	6,841
Equity Income Account	1,017,304	13,672	106,356	2,363	264,260	6,039	859,400	10,558
Global Diversified Income Fund	1,102,223	14,944	116,928	1,572	180,290	2,402	1,038,861	13,933
Global Real Estate Securities Fund	254,366	1,870	385,477	3,524	55,327	521	584,516	4,882
Government & High Quality Bond	2,323,031	22,935	240,798	2,460	355,916	3,680	2,207,913	21,791
Account
High Yield Fund	2,574,650	18,178	211,739	1,480	595,008	4,158	2,191,381	15,112
Income Account	6,746,577	67,504	617,401	6,477	1,004,784	10,606	6,359,194	63,152
Inflation Protection Fund	1,164,057	10,008	98,355	844	196,883	1,669	1,065,529	9,150
International Emerging Markets Fund	127,707	2,996	1,636	34	35,452	705	93,891	2,187
LargeCap Growth Fund	899,351	9,596	149,887	1,356	274,451	2,659	774,787	8,010
LargeCap Value Fund	774,738	9,910	61,137	721	254,532	2,927	581,343	7,307
Preferred Securities Fund	112,433	581	234,787	2,378	19,404	197	327,816	2,760
Principal EDGE Active Income ETF	—	—	149,500	5,787	—	—	149,500	5,787
Real Estate Debt Income Fund	—	—	480,899	4,635	39,864	390	441,035	4,247
Short-Term Income Fund	1,766,666	21,548	138,206	1,685	266,736	3,238	1,638,136	19,977
SmallCap Growth Fund I	21,899	223	—	—	21,899	234	—	—
Small-MidCap Dividend Income Fund	788,795	8,326	28,942	416	219,644	3,079	598,093	5,993
		$213,360		$37,052		$48,025		$201,687

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Core Plus Bond Account		$—			$8			$—
Diversified International Fund		106			(35)			—
Equity Income Account		508			562			933
Global Diversified Income Fund		811			(181)			—
Global Real Estate Securities Fund		159			9			14
Government & High Quality Bond Account		773			76			—
High Yield Fund		1,020			(388)			—
Income Account		2,969			(223)			—
Inflation Protection Fund		78			(33)			—
International Emerging Markets Fund		28			(138)			—
LargeCap Growth Fund		38			(283)			846
LargeCap Value Fund		160			(397)			152
Preferred Securities Fund		118			(2)			28
Principal EDGE Active Income ETF		167			—			—
Real Estate Debt Income Fund		87			2			—
Short-Term Income Fund		382			(18)			—
SmallCap Growth Fund I		—			11			—
Small-MidCap Dividend Income Fund		286			330			—
		$7,690			$(700)			$1,973
Amounts in thousands except shares

See accompanying notes.

		Schedule of Investments
		SAM Strategic Growth Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.00%	Shares Held	Value(000	's)
Money Market Funds - 0.12%
Cash Account Trust - Government & Agency	300,486	$301
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 7.09%
Principal EDGE Active Income ETF (a)	239,300	9,637
Principal U.S. Small Cap Index ETF (a)	289,800	8,013
		$17,650
Principal Funds, Inc. Class R-6 - 2.22%
Multi-Manager Equity Long/Short Fund (a)	546,525	5,514

Principal Funds, Inc. Institutional Class - 78.93%
Diversified International Fund (a)	4,176,148	45,938
EDGE MidCap Fund (a)	465,049	5,613
Global Multi-Strategy Fund (a)	448,699	4,895
Global Real Estate Securities Fund (a)	1,072,438	9,276
International Small Company Fund (a)	477,413	4,674
LargeCap Growth Fund (a)	3,456,656	29,139
LargeCap Value Fund (a)	2,381,420	28,220
Origin Emerging Markets Fund (a)	1,906,803	15,674
Principal Capital Appreciation Fund (a)	689,810	38,505
Real Estate Debt Income Fund (a)	250,547	2,373
Small-MidCap Dividend Income Fund (a)	759,917	12,197
		$196,504
Principal Variable Contracts Funds, Inc. Class 1 - 11.64%
Equity Income Account (a)	1,249,556	28,990

TOTAL INVESTMENT COMPANIES		$248,959
Total Investments		$248,959
Other Assets and Liabilities - 0.00%		$(6)
TOTAL NET ASSETS - 100.00%		$248,953

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	60.51%
International Equity Funds	30.36%
Fixed Income Funds	4.82%
Specialty Funds	4.19%
Investment Companies	0.12%
Other Assets and Liabilities	0.00%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Fund	3,917,353	$47,239	502,854	$5,511	244,059	$2,725	4,176,148	$49,777
EDGE MidCap Fund	—	—	477,562	5,528	12,513	149	465,049	5,377
Equity Income Account	1,422,410	17,012	162,059	3,598	334,913	7,378	1,249,556	14,303
Global Multi-Strategy Fund	1,787,200	19,700	40,578	432	1,379,079	14,674	448,699	4,890
Global Real Estate Securities Fund	1,079,728	9,045	82,588	732	89,878	804	1,072,438	8,941
International Small Company Fund	—	—	486,698	4,789	9,285	91	477,413	4,695
LargeCap Growth Fund	2,965,787	31,636	659,597	5,929	168,728	1,630	3,456,656	35,736
LargeCap Value Fund	2,306,645	29,451	240,783	2,835	166,008	1,889	2,381,420	30,118
MidCap Value Fund I	1,123,475	16,971	21,701	256	1,145,176	14,744	—	—
Multi-Manager Equity Long/Short	—	—	552,844	5,454	6,319	64	546,525	5,390
Fund
Origin Emerging Markets Fund	1,500,832	14,639	636,781	5,072	230,810	2,086	1,906,803	17,414
Principal Capital Appreciation Fund	645,685	34,836	91,407	5,231	47,282	2,687	689,810	37,177
Principal EDGE Active Income ETF	—	—	239,300	9,319	—	—	239,300	9,319
Principal U.S. Small Cap Index ETF	—	—	289,800	7,205	—	—	289,800	7,205
Real Estate Debt Income Fund	—	—	256,776	2,466	6,229	60	250,547	2,405
SmallCap Growth Fund I	169,691	1,694	3,248	32	172,939	1,856	—	—
SmallCap Value Fund II	371,230	3,551	1,952	20	373,182	4,293	—	—
Small-MidCap Dividend Income Fund	758,383	8,776	65,741	939	64,207	894	759,917	8,799
		$234,550		$65,348		$56,024		$241,546

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Diversified International Fund		$770			$(248)			$—
EDGE MidCap Fund		236			(2)			5
Equity Income Account		879			1,071			1,614
Global Multi-Strategy Fund		7			(568)			—
Global Real Estate Securities Fund		308			(32)			26
International Small Company Fund		14			(3)			—
LargeCap Growth Fund		168			(199)			3,759
LargeCap Value Fund		659			(279)			624
MidCap Value Fund I		—			(2,483)			—
Multi-Manager Equity Long/Short Fund		41			—			—
Origin Emerging Markets Fund		136			(211)			—
Principal Capital Appreciation Fund		536			(203)			3,181
Principal EDGE Active Income ETF		268			—			—
Principal U.S. Small Cap Index ETF		28			—			—
Real Estate Debt Income Fund		49			(1)			—
SmallCap Growth Fund I		—			130			—
SmallCap Value Fund II		—			722			—
Small-MidCap Dividend Income Fund		343			(22)			—
		$4,442			$(2,328)			$9,209
Amounts in thousands except shares

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2016

INVESTMENT COMPANIES - 1.83%	Shares Held	Value(000's)		Principal
Money Market Funds - 1.83%			BONDS (continued)	Amount (000's)	Value (000's)
BlackRock Liquidity Funds FedFund Portfolio	3,161,606	$3,162	Automobile Asset Backed Securities (continued)
			CPS Auto Receivables Trust 2013-B
TOTAL INVESTMENT COMPANIES		$3,162	1.82%, 09/15/2020(a),(b)	$178	$178
	Principal		CPS Auto Receivables Trust 2013-C
BONDS- 97.91%	Amount (000's)	Value(000's)	4.30%, 08/15/2019(b)	250	252
Aerospace & Defense - 0.93%			CPS Auto Receivables Trust 2014-B
Lockheed Martin Corp			1.11%, 11/15/2018(b)	29	30
1.85%, 11/23/2018	$500	$502	CPS Auto Receivables Trust 2014-C
United Technologies Corp			1.31%, 02/15/2019(a),(b)	136	136
1.24%, 11/01/2019 (a)	500	501	3.77%, 08/17/2020(b)	200	199
1.50%, 11/01/2019	600	596	CPS Auto Receivables Trust 2014-D
			1.49%, 04/15/2019(b)	145	145
		$1,599

Agriculture - 0.81%			CPS Auto Receivables Trust 2015-C	308	308
Cargill Inc			1.77%, 06/17/2019(b)
6.00%, 11/27/2017 (b)	1,347	1,402	CPS Auto Receivables Trust 2016-B
			2.07%, 11/15/2019(b)	176	177
Airlines - 1.03%			CPS Auto Receivables Trust 2016-C
			1.62%, 01/15/2020(b)	794	793
American Airlines 2013-2 Class A Pass
			CPS Auto Trust
Through Trust			1.48%, 03/16/2020(b)	55	55
4.95%, 07/15/2024	208	221	1.50%, 06/15/2020(a),(b)	535	535
Delta Air Lines 2009-1 Class A Pass Through

Trust			Ford Credit Auto Owner Trust 2015-REV2	673	679
7.75%, 06/17/2021	677	749	2.44%, 01/15/2027 (a),(b)

Delta Air Lines 2012-1 Class A Pass Through			Ford Credit Auto Owner Trust 2016-REV2	750	738
Trust			2.03%,12/15/2027 (b)
4.75%, 11/07/2021	383	401	Ford Credit Auto Owner Trust/Ford Credit
UAL 2009-2A Pass Through Trust			2014-REV1
			2.26%, 11/15/2025(a),(b)	673	679
9.75%, 01/15/2017	410	412
		$1,783	Santander Drive Auto Receivables Trust 2013-
			1
Automobile Asset Backed Securities - 11.99%			1.76%, 01/15/2019	248	249
AmeriCredit Automobile Receivables 2015-4			Santander Drive Auto Receivables Trust 2013-
1.26%, 04/08/2019	230	230	3
AmeriCredit Automobile Receivables 2016-1			2.42%, 04/15/2019	80	81
1.52%, 06/10/2019	302	302	Santander Drive Auto Receivables Trust 2013-
AmeriCredit Automobile Receivables Trust			5
2013-1			2.25%, 06/17/2019(a)	34	34
1.57%, 01/08/2019	153	153	Santander Drive Auto Receivables Trust 2014-
2.09%, 02/08/2019	255	256	1
AmeriCredit Automobile Receivables Trust			2.36%, 04/15/2020	888	891
2013-5
2.86%, 12/09/2019 (a)	1,202	1,217	2.91%, 04/15/2020	355	359

AmeriCredit Automobile Receivables Trust			Santander Drive Auto Receivables Trust 2014-2
2014-1
2.15%, 03/09/2020 (a)	100	101	1.62%, 02/15/2019	54	54
			2.76%, 02/18/2020(a)	220	223
2.54%, 06/08/2020 (a)	875	881
			Santander Drive Auto Receivables Trust 2014-
AmeriCredit Automobile Receivables Trust			3
2014-2			2.13%, 08/17/2020(a)	273	274
2.57%, 07/08/2020 (a)	395	397
			2.65%, 08/17/2020	115	116
AmeriCredit Automobile Receivables Trust
2014-3
2.58%, 09/08/2020 (a)	100	101	Santander Drive Auto Receivables Trust 2014-5
			2.46%, 06/15/2020	165	166
Americredit Automobile Receivables Trust			Santander Drive Auto Receivables Trust 2015-
2016-4			1
1.34%, 04/08/2020	650	650	2.57%, 04/15/2021	625	631
Capital Auto Receivables Asset Trust 2013-1
1.74%, 10/22/2018	208	209
2.19%, 09/20/2021 (a)	350	351	Santander Drive Auto Receivables Trust 2015-2
			2.44%, 04/15/2021(a)	365	368
Capital Auto Receivables Asset Trust 2013-2			Santander Drive Auto Receivables Trust 2016-
3.30%, 06/20/2019	620	627	3
Capital Auto Receivables Asset Trust 2013-3			1.34%, 11/15/2019	600	600
2.32%, 07/20/2018	268	269	TCF Auto Receivables Owner Trust 2016-
Capital Auto Receivables Asset Trust 2014-1			PT1
2.22%, 01/22/2019	648	651	1.93%, 06/15/2022(a),(b)	1,000	999
2.84%, 04/22/2019	345	349	Westlake Automobile Receivables Trust 2015-
Capital Auto Receivables Asset Trust 2014-2			1
2.03%, 12/20/2018	545	547	2.29%, 11/16/2020(b)	250	251
2.41%, 05/20/2019	90	91
Capital Auto Receivables Asset Trust 2016-2
1.32%, 01/22/2019 (a)	650	650	Westlake Automobile Receivables Trust 2015-2
			1.28%, 07/16/2018(a),(b)	146	146
Capital Auto Receivables Asset Trust 2016-3
1.36%, 04/22/2019 (a)	250	250	Westlake Automobile Receivables Trust 2015-
			3
CPS Auto Receivables Trust 2013-A			1.42%, 05/17/2021(a),(b)	374	375
1.31%, 06/15/2020 (a),(b)	296	295

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2016

	Principal		Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Automobile Asset Backed Securities (continued)			Banks (continued)
Westlake Automobile Receivables Trust 2016-			Morgan Stanley
1			1.88%, 01/05/2018	$336	$336
1.82%, 01/15/2019 (b)	$299	$300	2.13%, 04/25/2018	250	251
Westlake Automobile Receivables Trust 2016-			2.28%, 04/21/2021(a)	1,500	1,531
2			2.28%, 10/24/2023(a)	1,000	1,011
1.57%, 06/17/2019 (b)	500	500	5.50%, 07/24/2020	500	548
Westlake Automobile Receivables Trust 2016-			National City Bank/Cleveland OH
3			1.32%, 06/07/2017(a)	500	500
2.07%, 12/15/2021 (a),(b)	600	597	PNC Bank NA
		$20,695	4.88%, 09/21/2017	1,145	1,172
Automobile Floor Plan Asset Backed Securities - 0.80%			6.88%, 04/01/2018	250	265
Ford Credit Floorplan Master Owner Trust A			PNC Financial Services Group Inc/The
1.11%, 11/15/2021 (a)	700	700	5.63%, 02/01/2017	269	270
Volkswagen Credit Auto Master Trust			SunTrust Bank/Atlanta GA
0.91%, 07/22/2019 (a),(b)	673	673	7.25%, 03/15/2018	1,300	1,379
		$1,373	SunTrust Banks Inc
Automobile Manufacturers - 1.97%			2.90%, 03/03/2021	500	507
Daimler Finance North America LLC			US Bank NA/Cincinnati OH
1.35%, 03/02/2018 (a),(b)	505	506	1.37%, 10/28/2019(a)	841	844
1.38%, 08/01/2017 (b)	336	336	Wells Fargo & Co
1.75%, 10/30/2019 (b)	350	346	2.60%, 07/22/2020	673	677
Ford Motor Credit Co LLC			Wells Fargo Bank NA
2.02%, 05/03/2019	400	396	1.65%, 01/22/2018	750	750
PACCAR Financial Corp			6.00%, 11/15/2017	750	778
1.45%, 03/09/2018	336	336			$30,361
2.20%, 09/15/2019	673	677	Beverages - 1.28%
Toyota Motor Credit Corp			Anheuser-Busch InBev Finance Inc
1.20%, 04/06/2018	400	398	2.15%, 02/01/2019	586	590
2.10%, 01/17/2019	400	402	Anheuser-Busch InBev Worldwide Inc
		$3,397	3.75%, 01/15/2022	500	522
Banks- 17.59%			PepsiCo Inc
Bank of America Corp			1.00%, 10/13/2017	250	250
2.30%, 04/19/2021 (a)	500	514	1.35%, 10/04/2019	350	347
2.60%, 01/15/2019	500	504	2.15%, 10/14/2020	500	501
2.63%, 10/19/2020	750	750			$2,210
Bank of America NA			Biotechnology - 1.41%
1.26%, 06/15/2017 (a)	750	750	Amgen Inc
5.30%, 03/15/2017	2,126	2,142	2.20%, 05/22/2019	673	678
Bank of New York Mellon Corp/The			Biogen Inc
1.94%, 10/30/2023 (a)	500	508	2.90%, 09/15/2020	1,000	1,013
2.05%, 05/03/2021	500	491	Gilead Sciences Inc
2.20%, 05/15/2019	673	677	1.85%, 09/04/2018	250	251
2.50%, 04/15/2021	300	300	1.95%, 03/01/2022	250	242
BB&T Corp			2.55%, 09/01/2020	250	252
1.55%, 02/01/2019 (a)	336	337			$2,436
2.05%, 05/10/2021	500	491	Chemicals - 1.51%
Branch Banking & Trust Co			Air Liquide Finance SA
1.22%, 05/23/2017 (a)	450	450	1.75%, 09/27/2021(b)	250	240
Capital One NA/Mclean VA			Airgas Inc
1.56%, 02/05/2018 (a)	673	674	1.65%, 02/15/2018	808	809
1.65%, 02/05/2018	673	672	Chevron Phillips Chemical Co LLC / Chevron
1.72%, 09/13/2019 (a)	500	502	Phillips Chemical Co LP
Citigroup Inc			1.70%, 05/01/2018(b)	505	505
1.70%, 04/27/2018	1,010	1,008	2.45%, 05/01/2020(b)	168	167
2.70%, 03/30/2021	900	898	Westlake Chemical Corp
Fifth Third Bank/Cincinnati OH			4.63%, 02/15/2021(b)	455	471
1.63%, 09/27/2019	250	247	4.88%, 05/15/2023(b)	400	415
2.25%, 06/14/2021	300	297			$2,607
2.30%, 03/15/2019	400	403	Commercial Mortgage Backed Securities - 2.25%
Goldman Sachs Group Inc/The			Ginnie Mae
2.01%, 11/15/2018 (a)	841	849	0.60%, 07/16/2054(a),(c)	2,817	123
2.04%, 04/23/2020 (a)	1,010	1,020	0.69%, 09/16/2055(a),(c)	4,375	206
2.30%, 12/13/2019	400	399	0.81%, 06/16/2055(a),(c)	5,486	251
2.60%, 04/23/2020	400	400	0.83%, 01/16/2054(a),(c)	3,282	164
JPMorgan Chase & Co			0.85%, 10/16/2054(a),(c)	3,965	172
2.30%, 08/15/2021	500	491	0.87%, 03/16/2052(a),(c)	2,863	171
4.25%, 10/15/2020	500	529	0.89%, 10/16/2054(a),(c)	3,270	168
JPMorgan Chase Bank NA			0.92%, 01/16/2055(a),(c)	5,947	268
6.00%, 10/01/2017	2,020	2,085	0.93%, 10/16/2054(a),(c)	3,814	181
KeyBank NA/Cleveland OH			0.93%, 02/16/2055(a),(c)	5,940	226
1.70%, 06/01/2018	500	500	1.11%, 06/16/2045(a),(c)	7,512	446
2.35%, 03/08/2019	650	654	1.11%, 07/16/2056(a),(c)	535	36

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)			Electric (continued)
Ginnie Mae (continued)			Talen Energy Supply LLC
1.12%, 08/16/2042 (a),(c)	$8,656	$498	6.50%, 05/01/2018	$168	$174
1.16%, 02/16/2046 (a),(c)	5,694	346	Texas-New Mexico Power Co
1.37%, 12/16/2036 (a),(c)	2,323	144	9.50%, 04/01/2019(b)	202	232
JPMDB Commercial Mortgage Securities			TransAlta Corp
Trust 2016-C4			6.90%, 05/15/2018(a)	1,015	1,057
1.54%, 12/15/2049 (a)	496	488			$7,443
		$3,888	Electronics - 0.84%
Commercial Services - 0.11%			Fortive Corp
Equifax Inc			1.80%, 06/15/2019(b)	175	174
2.30%, 06/01/2021	200	196	2.35%, 06/15/2021(b)	300	296
			Honeywell International Inc
Computers - 1.89%			1.85%, 11/01/2021	1,000	977
Apple Inc					$1,447
1.00%, 05/03/2018	336	335	Engineering & Construction - 0.23%
1.70%, 02/22/2019	200	200	SBA Tower Trust
2.05%, 02/23/2021 (a)	250	258	2.88%, 07/15/2046(b)	400	397
Diamond 1 Finance Corp / Diamond 2 Finance
Corp			Finance - Mortgage Loan/Banker - 7.60%
3.48%, 06/01/2019 (b)	600	613	Fannie Mae
Hewlett Packard Enterprise Co			1.38%, 10/07/2021	3,750	3,648
2.45%, 10/05/2017 (b)	500	503	1.50%, 11/30/2020	4,000	3,950
2.85%, 10/05/2018 (b)	350	353	1.63%, 01/21/2020	5,500	5,516
International Business Machines Corp					$13,114
1.95%, 02/12/2019	500	503	Food- 0.92%
2.25%, 02/19/2021	500	499	Kraft Heinz Foods Co
		$3,264	1.60%, 06/30/2017	336	337
Cosmetics & Personal Care - 0.17%			2.00%, 07/02/2018	269	269
Procter & Gamble Co/The			Mondelez International Holdings Netherlands
1.70%, 11/03/2021	300	295	BV
			1.50%, 10/28/2019(a),(b)	500	501
Credit Card Asset Backed Securities - 1.67%			1.63%, 10/28/2019(b)	500	490
Cabela's Credit Card Master Note Trust					$1,597
1.05%, 03/16/2020 (a)	262	262	Gas- 0.74%
1.15%, 07/15/2022 (a)	505	506	Spire Inc
1.18%, 06/15/2020 (a),(b)	336	336	1.66%, 08/15/2017(a)	1,279	1,279
1.23%, 02/18/2020 (a),(b)	478	478
1.35%, 08/16/2021 (a),(b)	505	507	Hand & Machine Tools - 0.35%
Capital One Multi-Asset Execution Trust			Stanley Black & Decker Inc
1.12%, 09/16/2024 (a)	800	800	1.62%, 11/17/2018	600	596
		$2,889
Diversified Financial Services - 0.98%			Healthcare - Products - 1.25%
GTP Acquisition Partners I LLC			Abbott Laboratories
2.35%, 06/15/2045 (b),(d)	350	341	2.00%, 03/15/2020	847	838
Murray Street Investment Trust I			Becton Dickinson and Co
4.65%, 03/09/2017 (a)	1,352	1,359	1.80%, 12/15/2017	260	261
		$1,700	2.68%, 12/15/2019	293	297
Electric - 4.31%			Medtronic Inc
Black Hills Corp			1.76%, 03/15/2020(a)	250	252
2.50%, 01/11/2019	100	100	2.50%, 03/15/2020	505	511
Dominion Resources Inc/VA					$2,159
1.40%, 09/15/2017	673	672	Healthcare - Services - 0.99%
2.96%, 07/01/2019 (a)	300	304	Aetna Inc
Emera US Finance LP			1.90%, 06/07/2019	200	200
2.70%, 06/15/2021 (b)	300	297	Anthem Inc
Fortis Inc/Canada			5.88%, 06/15/2017	336	343
2.10%, 10/04/2021 (b)	633	612	Roche Holdings Inc
Indiantown Cogeneration LP			1.34%, 09/30/2019(a),(b)	673	674
9.77%, 12/15/2020	261	281	UnitedHealth Group Inc
NextEra Energy Capital Holdings Inc			1.70%, 02/15/2019	500	498
1.59%, 06/01/2017	336	336			$1,715
7.30%, 09/01/2067 (a)	673	672	Home Equity Asset Backed Securities - 0.61%
Public Service Co of New Mexico			ACE Securities Corp Home Equity Loan Trust
7.95%, 05/15/2018	1,515	1,636	Series 2005-HE2
Public Service Enterprise Group Inc			1.48%, 04/25/2035(a)	51	51
1.60%, 11/15/2019	400	394	Asset Backed Securities Corp Home Equity
San Diego Gas & Electric Co			Loan Trust Series OOMC 2005-HE6
1.91%, 02/01/2022	159	157	1.52%, 07/25/2035(a)	102	102
Southern California Edison Co			Centex Home Equity Loan Trust 2005-D
1.85%, 02/01/2022	325	320	1.19%, 10/25/2035(a)	93	93
Southern Co/The			Home Equity Asset Trust 2005-4
1.55%, 07/01/2018	200	199	1.46%, 10/25/2035(a)	231	229

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Home Equity Asset Backed Securities (continued)			Media (continued)
JP Morgan Mortgage Acquisition Corp 2005-			Walt Disney Co/The
OPT1			2.30%, 02/12/2021	$500	$503
1.21%, 06/25/2035 (a)	$50	$49			$1,070
RASC Series 2005-AHL2 Trust			Mining - 0.49%
1.11%, 10/25/2035 (a)	143	142	Glencore Finance Canada Ltd
RASC Series 2005-EMX2 Trust			2.70%, 10/25/2017(a),(b)	841	847
1.27%, 07/25/2035 (a)	108	107
Structured Asset Securities Corp Mortgage			Miscellaneous Manufacturers - 0.76%
Loan Trust Series 2005-GEL4			General Electric Co
1.51%, 08/25/2035(a)	87	86	5.50%, 01/08/2020	500	548
Terwin Mortgage Trust Series TMTS 2005-			5.55%, 05/04/2020	101	112
14HE			5.63%, 09/15/2017	168	173
4.85%, 08/25/2036 (a)	75	76	Ingersoll-Rand Global Holding Co Ltd
Wells Fargo Home Equity Asset-Backed			6.88%, 08/15/2018	450	486
Securities 2004-2 Trust					$1,319
1.60%, 10/25/2034 (a)	31	31	Mortgage Backed Securities - 2.24%
5.00%, 10/25/2034	81	80	Adjustable Rate Mortgage Trust 2004-2
		$1,046	1.90%, 02/25/2035(a)	4	4
Home Furnishings - 0.59%			Alternative Loan Trust 2004-J8
Samsung Electronics America Inc			6.00%, 02/25/2017	4	4
1.75%, 04/10/2017 (b)	1,010	1,011	Banc of America Funding 2004-1 Trust
			5.25%, 02/25/2019	9	9
Housewares - 0.24%			Banc of America Funding 2004-3 Trust
Newell Brands Inc			4.75%, 09/25/2019	42	42
2.60%, 03/29/2019	200	202	Banc of America Mortgage Trust 2005-7
3.85%, 04/01/2023	200	208	5.00%, 08/25/2020	2	2
		$410	BCAP LLC 2011-RR11 Trust
Insurance - 5.88%			3.13%, 03/26/2035(a),(b)	167	167
Berkshire Hathaway Finance Corp			CHL Mortgage Pass-Through Trust 2003-46
1.60%, 05/15/2017	510	511	3.14%, 01/19/2034(a)	62	61
1.70%, 03/15/2019	500	500	CHL Mortgage Pass-Through Trust 2004-J1
Berkshire Hathaway Inc			4.50%, 01/25/2019(a)	7	7
2.20%, 03/15/2021	400	399	CHL Mortgage Pass-Through Trust 2004-J7
2.75%, 03/15/2023	500	498	5.00%, 09/25/2019	44	44
Hartford Financial Services Group Inc/The			Credit Suisse First Boston Mortgage Securities
8.13%, 06/15/2068 (a)	1,028	1,101	Corp
MassMutual Global Funding II			5.00%, 09/25/2019	9	8
1.55%, 10/11/2019 (b)	350	346	Credit Suisse Mortgage Capital Certificates
2.00%, 04/05/2017 (b)	370	371	2.77%, 07/27/2037(a),(b)	6	6
2.10%, 08/02/2018 (b)	505	509	CSFB Mortgage-Backed Pass-Through
2.35%, 04/09/2019 (b)	495	500	Certificates Series 2004-AR4
Metropolitan Life Global Funding I			1.72%, 05/25/2034(a)	44	42
1.75%, 12/19/2018 (b)	400	400	CSFB Mortgage-Backed Trust Series 2004-7
2.30%, 04/10/2019 (b)	1,173	1,179	5.00%, 10/25/2019	31	31
New York Life Global Funding			Ginnie Mae
1.45%, 12/15/2017 (b)	250	250	4.50%, 08/20/2032	4	4
1.95%, 02/11/2020 (b)	808	802	GSMSC Pass-Through Trust 2009-4R
2.00%, 04/13/2021 (b)	400	393	0.98%, 12/26/2036(a),(b)	163	160
2.15%, 06/18/2019 (b)	774	778	JP Morgan Mortgage Trust 2004-A3
Prudential Financial Inc			3.03%, 07/25/2034(a)	39	39
8.88%, 06/15/2068 (a)	1,500	1,620	JP Morgan Mortgage Trust 2004-S1
		$10,157	5.00%, 09/25/2034	130	133
Internet - 0.40%			JP Morgan Mortgage Trust 2016-4
Amazon.com Inc			3.50%, 10/25/2046(b)	898	912
2.60%, 12/05/2019	673	686	JP Morgan Resecuritization Trust Series 2010-
			4
Machinery - Diversified - 0.50%			2.85%, 10/26/2036(a),(b)	13	13
John Deere Capital Corp			MASTR Alternative Loan Trust 2003-9
1.35%, 01/16/2018	173	173	6.50%, 01/25/2019	44	45
2.05%, 03/10/2020	700	698	MASTR Asset Securitization Trust 2004-11
		$871	5.00%, 12/25/2019	9	9
Manufactured Housing Asset Backed Securities - 0.02%			MASTR Asset Securitization Trust 2004-9
Conseco Financial Corp			5.00%, 09/25/2019	21	21
7.70%, 09/15/2026	27	29	PHH Mortgage Trust Series 2008-CIM1
Mid-State Trust IV			5.22%, 06/25/2038	164	162
8.33%, 04/01/2030	5	5	Prime Mortgage Trust 2005-2
		$34	5.25%, 07/25/2020(a)	78	79
Media- 0.62%			Provident Funding Mortgage Loan Trust 2005-
Time Warner Cable LLC			1
			1.34%, 05/25/2035(a)	234	224
8.25%, 04/01/2019	505	567

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Other Asset Backed Securities (continued)
RALI Series 2003-QS23 Trust			Verizon Owner Trust 2016-1
5.00%, 12/26/2018	$94	$95	1.42%, 01/20/2021(a),(b)	$500	$496
RALI Series 2004-QS3 Trust			Verizon Owner Trust 2016-2
5.00%, 03/25/2019	46	44	1.68%, 05/20/2021(a),(b)	1,500	1,494
RBSSP Resecuritization Trust 2009-7					$8,593
0.98%, 06/26/2037 (a),(b)	40	39	Pharmaceuticals - 1.45%
5.00%, 09/26/2036 (a),(b)	11	11	AbbVie Inc
Sequoia Mortgage Trust 2013-4			1.80%, 05/14/2018	202	202
1.55%, 04/25/2043 (a)	60	59	2.30%, 05/14/2021	200	196
Sequoia Mortgage Trust 2013-8			2.50%, 05/14/2020	336	336
2.25%, 06/25/2043 (a)	496	476	Actavis Funding SCS
Springleaf Mortgage Loan Trust 2013-2			1.85%, 03/01/2017	336	336
1.78%, 12/25/2065 (b)	216	215	2.35%, 03/12/2018	505	508
3.52%, 12/25/2065 (a),(b)	688	691	Mead Johnson Nutrition Co
WaMu Mortgage Pass-Through Certificates			3.00%, 11/15/2020	250	253
Series 2003-S8 Trust			Merck & Co Inc
5.00%, 09/25/2018	8	8	1.10%, 01/31/2018	673	672
		$3,866			$2,503
Oil & Gas - 2.41%			Pipelines - 2.74%
BP Capital Markets PLC			Buckeye Partners LP
4.75%, 03/10/2019	673	713	2.65%, 11/15/2018	649	653
Chevron Corp			4.15%, 07/01/2023	400	405
1.72%, 06/24/2018	875	878	Columbia Pipeline Group Inc
Phillips 66			2.45%, 06/01/2018	168	169
2.95%, 05/01/2017	1,010	1,016	3.30%, 06/01/2020	168	171
Shell International Finance BV			Florida Gas Transmission Co LLC
2.13%, 05/11/2020	505	504	7.90%, 05/15/2019(b)	559	626
Total Capital International SA			Hiland Partners Holdings LLC / Hiland
1.45%, 08/10/2018 (a)	370	371	Partners Finance Corp
1.55%, 06/28/2017	673	674	5.50%, 05/15/2022(b)	133	139
		$4,156	TransCanada PipeLines Ltd
Other Asset Backed Securities - 4.98%			6.35%, 05/15/2067(a)	1,205	1,003
Ameriquest Mortgage Securities Inc Asset-			Williams Partners LP / ACMP Finance Corp
Backed Pass-Through Ctfs Ser 2004-R11			4.88%, 05/15/2023	700	713
1.19%, 11/25/2034 (a)	6	6	4.88%, 03/15/2024	328	331
Ameriquest Mortgage Securities Inc Asset-			6.13%, 07/15/2022	505	521
Backed Pass-Through Ctfs Ser 2005-R1					$4,731
1.43%, 03/25/2035 (a)	73	73	Real Estate - 0.33%
Drug Royalty II LP 2			Prologis LP
3.48%, 07/15/2023 (a),(b)	600	596	7.38%, 10/30/2019	499	568
Drug Royalty III LP 1
3.98%, 04/15/2027 (a),(b)	233	231	REITS- 1.06%
MVW Owner Trust 2015-1			Alexandria Real Estate Equities Inc
2.52%, 12/20/2032 (a),(b)	599	595	2.75%, 01/15/2020	510	509
MVW Owner Trust 2016-1			American Tower Trust #1
2.25%, 12/20/2033 (b)	473	464	1.55%, 03/15/2043(b)	200	200
OneMain Financial Issuance Trust 2014-1			Digital Realty Trust LP
2.43%, 06/18/2024 (a),(b)	445	445	3.40%, 10/01/2020	300	305
OneMain Financial Issuance Trust 2014-2			Healthcare Realty Trust Inc
2.47%, 09/18/2024 (b)	818	818	5.75%, 01/15/2021	343	377
OneMain Financial Issuance Trust 2015-2			Kimco Realty Corp
2.57%, 07/18/2025 (b)	740	740	4.30%, 02/01/2018	336	343
PFS Financing Corp			WEA Finance LLC / Westfield UK & Europe
1.30%, 02/15/2019 (a),(b)	505	505	Finance PLC
1.30%, 10/15/2019 (a),(b)	336	336	1.75%, 09/15/2017(b)	100	100
1.32%, 04/15/2020 (a),(b)	536	535			$1,834
1.65%, 02/15/2019 (a),(b)	260	260	Retail - 0.41%
PFS Tax Lien Trust 2014-1			Home Depot Inc/The
1.44%, 05/15/2029 (a),(b)	236	234	2.00%, 04/01/2021	200	198
RAAC Series 2006-RP2 Trust			McDonald's Corp
0.83%, 02/25/2037(a),(b)	62	61	2.75%, 12/09/2020	500	506
RAMP Series 2005-RZ4 Trust					$704
1.16%, 11/25/2035 (a)	62	61
			Savings & Loans - 0.00%
Soundview Home Loan Trust 2005-CTX1			Washington Mutual Bank / Henderson NV
1.18%, 11/25/2035 (a)	80	80	0.00%, 01/15/2013(d),(e),(f)	200	—
Structured Asset Investment Loan Trust 2005-
4			Software - 1.09%
1.42%, 05/25/2035 (a)	93	93
			Microsoft Corp
Trafigura Securitisation Finance PLC 2014-1			1.10%, 08/08/2019	500	493
1.65%, 10/15/2018 (a),(b)	471	470
			1.30%, 11/03/2018	250	250
			1.85%, 02/12/2020	338	338

See accompanying notes.

     Schedule of Investments Short-Term Income Account December 31, 2016

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Software (continued)			Trucking & Leasing - 0.18%
Oracle Corp			Penske Truck Leasing Co Lp / PTL Finance
1.90%, 09/15/2021	$200	$195	Corp
2.25%, 10/08/2019	250	253	3.75%, 05/11/2017(b)	$303	$305
5.75%, 04/15/2018	336	355
		$1,884	TOTAL BONDS		$169,004
Student Loan Asset Backed Securities - 3.75%			U.S. GOVERNMENT & GOVERNMENT	Principal
KeyCorp Student Loan Trust 2004-A			AGENCY OBLIGATIONS - 0.16%	Amount (000's) Value (000's)
1.19%, 10/28/2041 (a)	25	25	Federal Home Loan Mortgage Corporation (FHLMC) - 0.01%
1.42%, 01/27/2042 (a)	500	499	2.66%, 11/01/2021(a)	$1	$1
KeyCorp Student Loan Trust 2006-A			2.77%, 09/01/2035(a)	20	21
1.31%, 09/27/2035 (a)	1,322	1,309			$22
SLC Private Student Loan Trust 2006-A			Federal National Mortgage Association (FNMA) - 0.14%
1.05%, 07/15/2036 (a)	975	973	2.63%, 01/01/2035(a)	19	20
SLC Private Student Loan Trust 2010-B			2.68%, 04/01/2033(a)	77	80
4.20%, 07/15/2042 (a),(b)	71	72	2.70%, 02/01/2037(a)	35	38
SLM Private Credit Student Loan Trust 2002-			2.85%, 12/01/2032(a)	15	16
A			2.87%, 08/01/2034(a)	10	10
1.51%, 12/16/2030 (a)	635	621	2.91%, 11/01/2032(a)	4	5
SLM Private Credit Student Loan Trust 2004-			2.95%, 07/01/2034(a)	32	34
A			3.00%, 02/01/2035(a)	5	5
1.36%, 06/15/2033 (a)	211	204	3.13%, 12/01/2033(a)	13	14
SLM Private Credit Student Loan Trust 2004-			4.21%, 11/01/2035(a)	1	1
B			8.00%, 05/01/2027	10	10
1.16%, 06/15/2021 (a)	77	77			$233
SLM Private Credit Student Loan Trust 2005-			Government National Mortgage Association (GNMA) - 0.01%
B			9.00%, 12/15/2020	1	1
1.14%, 03/15/2023 (a)	259	259	10.00%, 06/15/2020	1	1
1.23%, 12/15/2023 (a)	235	229	10.00%, 02/15/2025	1	1
SLM Private Credit Student Loan Trust 2006-			10.00%, 09/15/2018	1	1
A			10.00%, 09/15/2018	1	1
1.15%, 12/15/2023 (a)	81	81	10.00%, 05/15/2020	4	4
1.25%, 06/15/2039 (a)	500	455	10.00%, 02/15/2019	10	10
SLM Private Education Loan Trust 2013-A					$19
1.30%, 08/15/2022 (a),(b)	178	178
1.77%, 05/17/2027 (b)	365	364	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS		$274
SLM Private Education Loan Trust 2013-B
1.35%, 07/15/2022 (a),(b)	128	128	Total Investments		$172,440
1.85%, 06/17/2030 (a),(b)	336	334	Other Assets and Liabilities - 0.10%		$170
SLM Private Education Loan Trust 2014-A			TOTAL NET ASSETS - 100.00%		$172,610
1.30%, 07/15/2022 (a),(b)	115	115
SMB Private Education Loan Trust 2016-C			(a)	Variable Rate. Rate shown is in effect at December 31, 2016.
1.25%, 11/15/2023 (a),(b)	544	544
			(b)	Security exempt from registration under Rule 144A of the Securities Act of
		$6,467	1933. These securities may be resold in transactions exempt from
Telecommunications - 3.13%			registration, normally to qualified institutional buyers. At the end of the
AT&T Inc			period, the value of these securities totaled $42,250 or 24.48% of net
2.45%, 06/30/2020	538	534	assets.
2.80%, 02/17/2021	500	496	(c) Security is an Interest Only Strip
3.60%, 02/17/2023	500	504	(d)	Fair value of these investments is determined in good faith by the Manager
Cisco Systems Inc			under procedures established and periodically reviewed by the Board of
2.20%, 02/28/2021	250	249	Directors. Inputs used in the valuation may be unobservable; however, not
4.95%, 02/15/2019	500	535	all securities are included in Level 3 of the fair value hierarchy. At the end
Crown Castle Towers LLC			of the period, the fair value of these securities totaled $341 or 0.20% of net
4.88%, 08/15/2040 (b)	265	282	assets.
Sprint Spectrum Co LLC / Sprint Spectrum Co			(e) Non-Income Producing Security
II LLC / Sprint Spectrum Co III LLC			(f)	Security is Illiquid. At the end of the period, the value of these securities
3.36%, 03/20/2023 (b)	750	751	totaled $0 or 0.00% of net assets.
Verizon Communications Inc
2.63%, 02/21/2020	583	589
2.71%, 09/14/2018 (a)	336	344
3.65%, 09/14/2018	750	775
Vodafone Group PLC
1.63%, 03/20/2017	336	336
		$5,395
Transportation - 0.41%
Ryder System Inc
2.25%, 09/01/2021	200	195
2.45%, 11/15/2018	505	510
		$705

See accompanying notes.

Schedule of Investments
Short-Term Income Account
December 31, 2016

Portfolio Summary (unaudited)
Sector	Percent
Financial	25.84%
Asset Backed Securities	23.82%
Consumer, Non-cyclical	8.39%
Government	7.60%
Energy	5.15%
Utilities	5.05%
Mortgage Securities	4.65%
Consumer, Cyclical	4.24%
Industrial	4.20%
Communications	4.15%
Technology	2.98%
Basic Materials	2.00%
Investment Companies	1.83%
Other Assets and Liabilities	0.10%
TOTAL NET ASSETS	100.00%

See accompanying notes.

Schedule of Investments
SmallCap Account
December 31, 2016

COMMON STOCKS - 97.28%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Automobile Parts & Equipment - 3.66%				Distribution & Wholesale - 0.59%
Cooper Tire & Rubber Co	87,024	$3,381		SiteOne Landscape Supply Inc (a)	36,530	$1,269
Horizon Global Corp (a)	16,900	406
Tenneco Inc (a)	18,290	1,142		Diversified Financial Services - 2.43%
Visteon Corp	36,430	2,927		Evercore Partners Inc - Class A	28,970	1,990
		$7,856		Houlihan Lokey Inc	25,120	782
Banks - 11.59%				Moelis & Co	21,300	722
Cathay General Bancorp	43,750	1,664		Piper Jaffray Cos (a)	8,311	603
CenterState Banks Inc	39,850	1,003		Santander Consumer USA Holdings Inc (a)	84,150	1,136
Central Pacific Financial Corp	71,250	2,239				$5,233
Chemical Financial Corp	14,040	760		Electric - 2.00%
FCB Financial Holdings Inc (a)	35,750	1,705		Avista Corp	52,850	2,114
First Busey Corp	14,450	445		Portland General Electric Co	50,200	2,175
First Merchants Corp	12,530	472				$4,289
First of Long Island Corp/The	16,597	474		Electrical Components & Equipment - 2.13%
Great Western Bancorp Inc	47,170	2,056		Advanced Energy Industries Inc (a)	53,409	2,924
Hanmi Financial Corp	23,970	836		EnerSys	21,290	1,663
Heartland Financial USA Inc	19,320	927				$4,587
IBERIABANK Corp	35,410	2,966		Electronics - 2.78%
Independent Bank Group Inc	6,500	406		II-VI Inc (a)	65,180	1,933
Kearny Financial Corp/MD	64,299	1,000		Itron Inc (a)	18,650	1,172
PacWest Bancorp	31,230	1,700		Vishay Intertechnology Inc	177,730	2,879
TCF Financial Corp	93,680	1,835				$5,984
Towne Bank/Portsmouth VA	24,000	798		Engineering & Construction - 2.13%
Umpqua Holdings Corp	111,560	2,095		Argan Inc	23,100	1,630
Union Bankshares Corp	24,960	892		EMCOR Group Inc	15,580	1,102
WesBanco Inc	14,560	627		MasTec Inc (a)	48,270	1,846
		$24,900				$4,578
Biotechnology - 2.11%				Entertainment - 1.91%
Acceleron Pharma Inc (a)	11,540	294		Isle of Capri Casinos Inc (a)	56,435	1,394
Aratana Therapeutics Inc (a)	47,621	342		Vail Resorts Inc	16,820	2,713
Bellicum Pharmaceuticals Inc (a)	8,580	117				$4,107
Bluebird Bio Inc (a)	1,728	107		Environmental Control - 0.69%
Cambrex Corp (a)	19,320	1,042		AquaVenture Holdings Ltd (a)	29,710	729
Cytokinetics Inc - Warrants (a),(b),(c)	12,207	14		Energy Recovery Inc (a)	73,000	755
DNIB Unwind Inc - Warrants (a),(b),(c)	1,938	—
Epizyme Inc (a)	9,950	120				$1,484
FibroGen Inc (a)	11,520	247		Food - 2.43%
Genocea Biosciences Inc (a)	25,380	105		Cal-Maine Foods Inc	26,278	1,161
Insmed Inc (a)	23,470	311		Dean Foods Co	114,940	2,503
				SUPERVALU Inc (a)	332,010	1,551
Intercept Pharmaceuticals Inc (a)	1,310	142
MacroGenics Inc (a)	13,570	277				$5,215
NewLink Genetics Corp (a)	8,090	83		Gas - 1.16%
Seattle Genetics Inc (a)	5,690	300		Southwest Gas Holdings Inc	32,520	2,492
Spark Therapeutics Inc (a)	3,420	171
Ultragenyx Pharmaceutical Inc (a)	7,330	515		Healthcare - Products - 3.37%
				Cynosure Inc (a)	44,760	2,041
Versartis Inc (a)	22,610	337
				ICU Medical Inc (a)	22,250	3,279
		$4,524		K2M Group Holdings Inc (a)	46,040	923
Building Materials - 2.81%				Nevro Corp (a)	9,200	668
Forterra Inc (a)	45,080	976
				STAAR Surgical Co (a)	30,450	330
NCI Building Systems Inc (a)	73,865	1,156
						$7,241
Universal Forest Products Inc	15,520	1,586
USConcrete Inc(a)	35,475	2,324		Healthcare - Services - 1.40%
				HealthSouth Corp	64,980	2,680
		$6,042		Natera Inc (a)	12,120	142
Chemicals - 0.63%				Teladoc Inc (a)	11,770	194
Cabot Corp	26,840	1,356				$3,016
				Home Builders - 1.03%
Commercial Services - 6.13%				Installed Building Products Inc (a)	53,475	2,209
ABM Industries Inc	40,540	1,656
AMN Healthcare Services Inc (a)	24,940	959
ICF International Inc (a)	15,670	865		Insurance - 4.06%
Insperity Inc	25,990	1,844		American Financial Group Inc/OH	32,700	2,882
K12 Inc (a)	37,990	652		Argo Group International Holdings Ltd	22,944	1,512
				Athene Holding Ltd (a)	10,612	509
Live Nation Entertainment Inc (a)	37,461	996
Navigant Consulting Inc (a)	40,070	1,049		Employers Holdings Inc	33,960	1,345
PAREXEL International Corp (a)	37,640	2,474		James River Group Holdings Ltd	22,320	927
				MGIC Investment Corp (a)	152,429	1,553
Quanta Services Inc (a)	76,540	2,667
		$13,162				$8,728
Computers - 2.81%				Internet - 0.87%
				GoDaddy Inc (a)	53,767	1,879
CACI International Inc (a)	25,190	3,131
ExlService Holdings Inc (a)	36,020	1,817
Sykes Enterprises Inc (a)	37,980	1,096		Leisure Products & Services - 0.68%
		$6,044		Planet Fitness Inc	72,240	1,452

See accompanying notes.

Schedule of Investments SmallCap Account December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Machinery - Construction & Mining - 0.85%				Semiconductors - 0.74%
Astec Industries Inc	27,050	$1,825		Entegris Inc (a)	88,520	$1,584

Machinery - Diversified - 0.89%				Software - 5.92%
Gerber Scientific Inc (a),(b),(c)	1,974	—		Apptio Inc (a)	34,254	634
Manitowoc Foodservice Inc (a)	98,836	1,910		Aspen Technology Inc (a)	64,410	3,522
		$1,910		Atlassian Corp PLC (a)	32,220	776
Metal Fabrication & Hardware - 0.94%				Blackbaud Inc	36,860	2,359
Atkore International Group Inc (a)	55,567	1,329		Blackline Inc (a)	4,230	117
Global Brass & Copper Holdings Inc	20,062	688		Coupa Software Inc (a)	7,592	190
		$2,017		Manhattan Associates Inc (a)	28,980	1,537
Mining - 0.46%				SYNNEX Corp	29,580	3,580
US Silica Holdings Inc	17,280	979				$12,715
				Telecommunications - 3.13%
Miscellaneous Manufacturers - 2.70%				Gigamon Inc (a)	25,740	1,173
AO Smith Corp	29,940	1,418		Leap Wireless International Inc - Rights	1,375	4
Barnes Group Inc	34,680	1,644		(a),(b),(c)
Trinseo SA	46,190	2,739		NETGEAR Inc (a)	32,530	1,768
		$5,801		Plantronics Inc	46,020	2,520
Oil & Gas - 3.45%				Quantenna Communications Inc (a)	22,580	409
Callon Petroleum Co (a)	82,090	1,262		West Corp	34,300	849
Carrizo Oil & Gas Inc (a)	17,380	649				$6,723
Murphy USA Inc (a)	32,050	1,970		TOTAL COMMON STOCKS		$209,014
Oasis Petroleum Inc (a)	74,480	1,128		INVESTMENT COMPANIES - 2.58%	Shares Held	Value (000's)
PDC Energy Inc (a)	15,720	1,141		Money Market Funds - 2.58%
Rice Energy Inc (a)	58,890	1,257		BlackRock Liquidity Funds FedFund Portfolio	5,543,047	5,543
		$7,407
Oil & Gas Services - 1.61%				TOTAL INVESTMENT COMPANIES		$5,543
Mammoth Energy Services Inc (a)	57,100	868		Total Investments		$214,557
MRC Global Inc (a)	101,210	2,051		Other Assets and Liabilities - 0.14%		$292
Pioneer Energy Services Corp (a)	80,340	550		TOTAL NET ASSETS - 100.00%		$214,849
		$3,469
Packaging & Containers - 0.64%
Graphic Packaging Holding Co	111,170	1,387		(a) Non-Income Producing Security
				(b)		Security is Illiquid. At the end of the period, the value of these securities
Pharmaceuticals - 4.22%				totaled $18 or 0.01% of net assets.
Array BioPharma Inc (a)	57,830	508		(c)		Fair value of these investments is determined in good faith by the Manager
Concert Pharmaceuticals Inc (a)	14,250	147		under procedures established and periodically reviewed by the Board of
DexCom Inc (a)	6,960	416		Directors. Inputs used in the valuation may be unobservable; however, not
Nektar Therapeutics (a)	34,830	427		all securities are included in Level 3 of the fair value hierarchy. At the end
Neurocrine Biosciences Inc (a)	5,940	230		of the period, the fair value of these securities totaled $18 or 0.01% of net
Portola Pharmaceuticals Inc (a)	5,920	133		assets.
PRA Health Sciences Inc (a)	56,720	3,126
Prestige Brands Holdings Inc (a)	56,419	2,939
ProQR Therapeutics NV (a)	9,412	46
Revance Therapeutics Inc (a)	9,070	188		Portfolio Summary (unaudited)
SCYNEXIS Inc (a)	23,610	75		Sector		Percent
TESARO Inc (a)	3,120	420		Financial		26.57%
Vanda Pharmaceuticals Inc (a)	25,511	407		Consumer, Non-cyclical		19.66%
		$9,062		Industrial		16.56%
				Consumer, Cyclical		11.71%
REITS - 7.02%				Technology		9.47%
Armada Hoffler Properties Inc	78,720	1,147
CYS Investments Inc	167,340	1,294		Energy		5.06%
				Communications		4.00%
First Industrial Realty Trust Inc	98,210	2,755		Utilities		3.16%
Highwoods Properties Inc	45,080	2,299
Mack-Cali Realty Corp	95,590	2,774		Investment Companies		2.58%
				Basic Materials		1.09%
MedEquities Realty Trust Inc	102,315	1,136		Other Assets and Liabilities		0.14%
Monmouth Real Estate Investment Corp	36,630	558
National Storage Affiliates Trust	70,820	1,563		TOTAL NET ASSETS		100.00%
Summit Hotel Properties Inc	96,990	1,555
		$15,081
Retail - 3.84%
At Home Group Inc (a)	66,300	970
Big 5 Sporting Goods Corp	27,270	473
Caleres Inc	94,700	3,108
GMS Inc (a)	37,051	1,085
Michaels Cos Inc/The (a)	66,480	1,359
Tile Shop Holdings Inc (a)	64,290	1,257
		$8,252
Savings & Loans - 1.47%
Oritani Financial Corp	29,870	560
Pacific Premier Bancorp Inc (a)	20,210	715
Provident Financial Services Inc	66,440	1,880
		$3,155

See accompanying notes.

Glossary to the Schedule of Investments
December 31, 2016

Currency Abbreviations
USD/$	United States Dollar

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
BALANCED ACCOUNT
Class 1 shares
2016		$17.70	$0.31	$0.69	$1.00	($0.37)	($1.01)	($1.38)
2015		19.26	0.33	(0.21)	0.12	(0.35)	(1.33)	(1.68)
2014		18.01	0.30	1.28	1.58	(0.33)	–	(0.33)
2013		15.35	0.27	2.69	2.96	(0.30)	–	(0.30)
2012		13.86	0.30	1.50	1.80	(0.31)	–	(0.31)
BOND MARKET INDEX ACCOUNT
Class 1 shares
2016		10.20	0.19	0.05	0.24	(0.19)	–	(0.19)
2015		10.34	0.18	(0.17)	0.01	(0.15)	–	(0.15)
2014		9.88	0.17	0.40	0.57	(0.11)	–	(0.11)
2013		10.21	0.13	(0.39)	(0.26)	(0.07)	–	(0.07)
2012	(c)	10.00	0.08	0.13	0.21	–	–	–
CORE PLUS BOND ACCOUNT(f)
Class 1 shares
2016		11.05	0.32	0.14	0.46	(0.36)	–	(0.36)
2015		11.46	0.32	(0.37)	(0.05)	(0.36)	–	(0.36)
2014		11.24	0.31	0.28	0.59	(0.37)	–	(0.37)
2013		11.74	0.32	(0.43)	(0.11)	(0.39)	–	(0.39)
2012		11.35	0.36	0.48	0.84	(0.45)	–	(0.45)
Class 2 shares
2016		11.03	0.29	0.14	0.43	(0.35)	–	(0.35)
2015	(g)	11.62	0.19	(0.42)	(0.23)	(0.36)	–	(0.36)
DIVERSIFIED BALANCED ACCOUNT
Class 2 shares
2016		14.11	0.22	0.75	0.97	(0.18)	(0.14)	(0.32)
2015		14.39	0.19	(0.17)	0.02	(0.14)	(0.16)	(0.30)
2014		13.66	0.16	0.85	1.01	(0.13)	(0.15)	(0.28)
2013		12.28	0.15	1.43	1.58	(0.04)	(0.16)	(0.20)
2012		11.30	0.06	1.03	1.09	(0.11)	–	(0.11)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Gross		Ratio of Net
Value, End	Total		Period (in	to Average Net		Expenses to Average		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Net Assets		Average Net Assets		Turnover Rate

$17.32	5.68%		$41,813	0.67%		–%		1.79%		107.7%
17.70	0.42		44,254	0.66		–		1.72		114.8
19.26	8.81		50,588	0.65		–		1.61		119.8
18.01	19.48		51,633	0.66		–		1.65		147.3
15.35	13.05		49,151	0.65		–		1.99		154.7

10.25	2.29		2,184,608	0.25		–		1.86		118.5
10.20	0.13		1,937,655	0.25		–		1.77		154.0
10.34	5.75		1,734,803	0.26		–		1.68		195.7
9.88	(2.56)		1,264,213	0.26		–		1.26		225.8
10.21	2.10	(d)	753,130	0.26	(e)	–		1.27	(e)	160.6	(e)

11.15	4.09		292,436	0.46		–		2.79		155.1
11.05	(0.48)		290,032	0.46		–		2.80		177.2
11.46	5.24		321,735	0.45		–		2.74		205.6
11.24	(0.86)		316,177	0.45		–		2.79		204.8
11.74	7.54		342,051	0.45		–		3.12		218.2

11.11	3.82		232	0.71		–		2.55		155.1
11.03	(2.03	) (d)	28	0.71	(e)	–		2.58	(e)	177.2	(e)

14.76	6.90		1,099,647	0.30	(h)	0.30 (h)	,(i)	1.51		14.1
14.11	0.16		1,031,111	0.30	(h)	0.30 (h)	,(i)	1.29		14.3
14.39	7.41		1,011,106	0.30	(h)	0.30 (h)	,(i)	1.11		9.0
13.66	12.95		856,784	0.30	(h)	0.30 (h)	,(i)	1.16		10.1
12.28	9.71		581,734	0.30	(h)	0.30 (h)	,(i)	0.52		56.6

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from May 15, 2012 date operations commenced, through December 31, 2012.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Effective May 1, 2016, Bond & Mortgage Securities Account changed its name to Core Plus Bond Account.
(g)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(h)	Does not include expenses of the investment companies in which the Account invests.
(i)	Excludes expense reimbursement from Manager.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
DIVERSIFIED BALANCED MANAGED VOLATILITY ACCOUNT
Class 2 shares
2016		$10.72	$0.16	$0.53	$0.69	($0.08)	($0.06)	($0.14)
2015		10.88	0.10	(0.09)	0.01	(0.09)	(0.08)	(0.17)
2014		10.18	0.27	0.43	0.70	–	–	–
2013	(e)	10.00	0.13	0.05	0.18	–	–	–
DIVERSIFIED GROWTH ACCOUNT
Class 2 shares
2016		15.08	0.24	0.98	1.22	(0.19)	(0.18)	(0.37)
2015		15.40	0.21	(0.18)	0.03	(0.16)	(0.19)	(0.35)
2014		14.60	0.19	0.94	1.13	(0.14)	(0.19)	(0.33)
2013		12.54	0.20	2.04	2.24	(0.06)	(0.12)	(0.18)
2012		11.33	0.09	1.22	1.31	(0.10)	–	(0.10)
DIVERSIFIED GROWTH MANAGED VOLATILITY ACCOUNT
Class 2 shares
2016		10.79	0.16	0.66	0.82	(0.07)	(0.08)	(0.15)
2015		10.99	0.09	(0.08)	0.01	(0.11)	(0.10)	(0.21)
2014		10.27	0.31	0.41	0.72	–	–	–
2013	(e)	10.00	0.26	0.01	0.27	–	–	–
DIVERSIFIED INCOME ACCOUNT
Class 2 shares
2016		11.87	0.19	0.47	0.66	(0.12)	(0.07)	(0.19)
2015		12.03	0.15	(0.12)	0.03	(0.10)	(0.09)	(0.19)
2014		11.38	0.12	0.66	0.78	(0.06)	(0.07)	(0.13)
2013		10.54	0.11	0.75	0.86	(0.01)	(0.01)	(0.02)
2012	(i)	10.00	0.06	0.48	0.54	–	–	–

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset				Ratio of Expenses		Ratio of Gross		Ratio of Net
Value, End	Total		Net Assets, End of	to Average Net		Expenses to Average		Investment Income to		Portfolio
of Period	Return(b)		Period (in thousands)	Assets		Net Assets		Average Net Assets		Turnover Rate

$11.27	6.42%		$168,756	0.31%(c),(d)		–%		1.48%		13.6%
10.72	0.01		138,384	0.31 (c)	,(d)	–		0.90		14.1
10.88	6.89		84,527	0.31 (c)	,(d)	–		2.54		8.1
10.18	1.80	(f)	887	0.31 (c)	,(d),(g)	–		7.97	(g)	6.6	(g)

15.93	8.14		3,588,901	0.30	(d)	0.30 (d)	,(h)	1.53		11.1
15.08	0.17		3,201,495	0.30	(d)	0.30 (d)	,(h)	1.37		10.7
15.40	7.83		2,880,722	0.30	(d)	0.30 (d)	,(h)	1.25		7.1
14.60	17.95		2,202,857	0.30	(d)	0.30 (d)	,(h)	1.49		7.7
12.54	11.63		1,218,171	0.30	(d)	0.30 (d)	,(h)	0.76		42.6

11.46	7.56		313,672	0.30 (c)	,(d)	–		1.49		11.7
10.79	0.06		252,611	0.30 (c)	,(d)	–		0.82		11.5
10.99	7.06		151,672	0.31 (c)	,(d)	–		2.92		8.0
10.27	2.70	(f)	3,988	0.31 (c)	,(d),(g)	–		15.10	(g)	127.3	(g)

12.34	5.56		254,001	0.30	(d)	0.30 (d)	,(h)	1.56		19.3
11.87	0.16		198,762	0.30	(d)	0.30 (d)	,(h)	1.25		20.1
12.03	6.89		168,562	0.31	(d)	0.31 (d)	,(h)	1.06		18.7
11.38	8.14		112,037	0.31	(d)	0.31 (d)	,(h)	0.96		27.0
10.54	5.40	(f)	54,787	0.31 (d)	,(g)	0.32 (d)	,(g),(h)	0.87	(g)	12.1	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from October 31, 2013 date operations commenced, through December 31, 2013.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Excludes expense reimbursement from Manager.
(i)	Period from May 15, 2012 date operations commenced, through December 31, 2012.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2016	$13.68	$0.24	($0.18)	$0.06	($0.32)	$–	($0.32)
2015	14.08	0.26	(0.29)	(0.03)	(0.37)	–	(0.37)
2014	14.87	0.24	(0.70)	(0.46)	(0.33)	–	(0.33)
2013	12.89	0.24	2.09	2.33	(0.35)	–	(0.35)
2012	11.12	0.27	1.76	2.03	(0.26)	–	(0.26)
Class 2 shares
2016	13.78	0.20	(0.18)	0.02	(0.28)	–	(0.28)
2015	14.19	0.21	(0.29)	(0.08)	(0.33)	–	(0.33)
2014	14.97	0.21	(0.70)	(0.49)	(0.29)	–	(0.29)
2013	12.96	0.22	2.10	2.32	(0.31)	–	(0.31)
2012	11.18	0.23	1.76	1.99	(0.21)	–	(0.21)
EQUITY INCOME ACCOUNT
Class 1 shares
2016	21.67	0.57	2.77	3.34	(0.64)	(1.17)	(1.81)
2015	23.12	0.58	(1.46)	(0.88)	(0.57)	–	(0.57)
2014	21.00	0.57	2.09	2.66	(0.54)	–	(0.54)
2013	17.03	0.54	4.04	4.58	(0.61)	–	(0.61)
2012	15.53	0.54	1.47	2.01	(0.51)	–	(0.51)
Class 2 shares
2016	21.52	0.51	2.75	3.26	(0.58)	(1.17)	(1.75)
2015	22.96	0.52	(1.45)	(0.93)	(0.51)	–	(0.51)
2014	20.87	0.51	2.07	2.58	(0.49)	–	(0.49)
2013	16.92	0.49	4.02	4.51	(0.56)	–	(0.56)
2012	15.43	0.49	1.46	1.95	(0.46)	–	(0.46)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$13.42	0.36%	$243,997	0.91%	1.77%	56.8%
13.68	(0.35)	273,300	0.88	1.80	48.2
14.08	(3.21)	429,194	0.86	1.64	62.1
14.87	18.40	501,094	0.87	1.78	79.5
12.89	18.44	464,751	0.87	2.23	76.0

13.52	0.11	1,362	1.16	1.50	56.8
13.78	(0.65)	1,360	1.13	1.47	48.2
14.19	(3.41)	1,266	1.11	1.38	62.1
14.97	18.18	1,458	1.12	1.61	79.5
12.96	18.01	1,643	1.12	1.95	76.0

23.20	15.72	525,829	0.50	2.54	17.1
21.67	(3.93)	513,126	0.49	2.54	10.7
23.12	12.80	599,407	0.48	2.57	11.6
21.00	27.30	630,542	0.48	2.83	18.0
17.03	13.01	578,099	0.49	3.26	20.8

23.03	15.43	24,197	0.75	2.29	17.1
21.52	(4.15)	23,215	0.74	2.29	10.7
22.96	12.46	25,491	0.73	2.32	11.6
20.87	27.02	24,810	0.73	2.58	18.0
16.92	12.72	22,844	0.74	3.01	20.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Class 1 shares
2016	$10.16	$0.33	($0.14)	$0.19	($0.37)	$–	($0.37)
2015	10.44	0.27	(0.19)	0.08	(0.35)	(0.01)	(0.36)
2014	10.33	0.27	0.25	0.52	(0.41)	–	(0.41)
2013	10.87	0.27	(0.39)	(0.12)	(0.42)	–	(0.42)
2012	10.90	0.33	0.09	0.42	(0.45)	–	(0.45)
Class 2 shares
2016	10.17	0.31	(0.15)	0.16	(0.35)	–	(0.35)
2015	10.45	0.25	(0.18)	0.07	(0.34)	(0.01)	(0.35)
2014	10.34	0.24	0.25	0.49	(0.38)	–	(0.38)
2013	10.88	0.25	(0.39)	(0.14)	(0.40)	–	(0.40)
2012	10.90	0.30	0.10	0.40	(0.42)	–	(0.42)
INCOME ACCOUNT
Class 1 shares
2016	10.24	0.38	0.21	0.59	(0.49)	–	(0.49)
2015	10.78	0.39	(0.46)	(0.07)	(0.47)	–	(0.47)
2014	10.68	0.43	0.16	0.59	(0.49)	–	(0.49)
2013	11.22	0.46	(0.43)	0.03	(0.57)	–	(0.57)
2012	10.71	0.53	0.48	1.01	(0.50)	–	(0.50)
Class 2 shares
2016	10.20	0.36	0.21	0.57	(0.47)	–	(0.47)
2015	10.73	0.36	(0.45)	(0.09)	(0.44)	–	(0.44)
2014	10.63	0.40	0.16	0.56	(0.46)	–	(0.46)
2013	11.17	0.43	(0.43)	–	(0.54)	–	(0.54)
2012	10.66	0.50	0.47	0.97	(0.46)	–	(0.46)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$9.98	1.80%	$247,620	0.51%	3.25%	25.8%
10.16	0.79	286,659	0.51	2.61	21.9
10.44	5.08	314,509	0.51	2.56	19.1
10.33	(1.03)	379,351	0.51	2.58	45.3
10.87	3.91	432,172	0.51	2.98	41.4

9.98	1.54	2,307	0.76	3.02	25.8
10.17	0.67	1,837	0.76	2.37	21.9
10.45	4.75	916	0.76	2.31	19.1
10.34	(1.30)	931	0.76	2.33	45.3
10.88	3.70	1,143	0.76	2.73	41.4

10.34	5.72	228,874	0.51	3.66	8.1
10.24	(0.71)	254,751	0.51	3.62	12.6
10.78	5.55	275,597	0.51	3.95	16.6
10.68	0.40	269,330	0.51	4.22	12.8
11.22	9.57	292,756	0.51	4.78	14.7

10.30	5.52	2,695	0.76	3.40	8.1
10.20	(0.92)	2,445	0.76	3.38	12.6
10.73	5.26	3,036	0.76	3.71	16.6
10.63	0.10	3,390	0.76	3.97	12.8
11.17	9.28	3,875	0.76	4.55	14.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
INTERNATIONAL EMERGING MARKETS ACCOUNT
Class 1 shares
2016		$12.88	$0.14	$1.08	$1.22	($0.16)	$–	($0.16)
2015		15.21	0.17	(2.25)	(2.08)	(0.25)	–	(0.25)
2014		15.94	0.20	(0.78)	(0.58)	(0.15)	–	(0.15)
2013		17.14	0.19	(1.07)	(0.88)	(0.32)	–	(0.32)
2012		14.38	0.22	2.75	2.97	(0.21)	–	(0.21)
Class 2 shares
2016		12.86	0.12	1.06	1.18	(0.15)	–	(0.15)
2015	(e)	16.74	0.08	(3.71)	(3.63)	(0.25)	–	(0.25)
LARGECAP GROWTH ACCOUNT
Class 1 shares
2016		25.79	0.11	(1.43)	(1.32)	(0.07)	–	(0.07)
2015		24.60	0.06	1.17	1.23	(0.04)	–	(0.04)
2014		22.26	0.03	2.44	2.47	(0.13)	–	(0.13)
2013		16.87	0.07	5.61	5.68	(0.29)	–	(0.29)
2012		14.48	0.12	2.32	2.44	(0.05)	–	(0.05)
Class 2 shares
2016		25.69	0.04	(1.42)	(1.38)	(0.02)	–	(0.02)
2015		24.53	–	1.16	1.16	–	–	–
2014		22.20	(0.03)	2.44	2.41	(0.08)	–	(0.08)
2013		16.83	0.02	5.59	5.61	(0.24)	–	(0.24)
2012		14.43	0.08	2.32	2.40	–	–	–
LARGECAP GROWTH ACCOUNT I
Class 1 shares
2016		26.33	0.01	0.34	0.35	–	(2.13)	(2.13)
2015		28.70	0.02	2.26	2.28	(0.07)	(4.58)	(4.65)
2014		32.58	0.03	2.46	2.49	(0.04)	(6.33)	(6.37)
2013		24.77	0.04	8.75	8.79	(0.11)	(0.87)	(0.98)
2012		21.30	0.10	3.39	3.49	(0.02)	–	(0.02)
Class 2 shares
2016		26.29	(0.05)	0.35	0.30	–	(2.13)	(2.13)
2015	(e)	30.30	(0.03)	0.67	0.64	(0.07)	(4.58)	(4.65)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net		Portfolio
Value, End	Total		Period (in	to Average Net		Investment Income to		Turnover
of Period	Return(b)		thousands)	Assets		Average Net Assets		Rate

$13.94	9.40	%(c)	$85,677	1.40	%(d)	1.07%		115.0%
12.88	(13.81)		85,434	1.37		1.18		97.3
15.21	(3.75)		103,091	1.38		1.28		106.9
15.94	(5.03)		113,305	1.39		1.19		118.2
17.14	20.80		152,545	1.34		1.40		97.4

13.89	9.13	(c)	125	1.65	(d)	0.90		115.0
12.86	(21.81	) (f)	41	1.62	(g)	0.90	(g)	97.3	(g)

24.40	(5.13)		96,198	0.69		0.43		78.2
25.79	4.98		118,385	0.69		0.23		47.1
24.60	11.12		123,091	0.69		0.13		67.2
22.26	33.91		100,140	0.69		0.37		70.1
16.87	16.85		210,351	0.69		0.73		62.6

24.29	(5.38)		923	0.94		0.17		78.2
25.69	4.73		1,090	0.94		(0.01)		47.1
24.53	10.85		661	0.94		(0.11)		67.2
22.20	33.64	(h)	712	0.94		0.10		70.1
16.83	16.56	(h)	604	0.94		0.47		62.6

24.55	1.26		244,058	0.76	(d)	0.04		36.8
26.33	7.77		252,386	0.76	(d)	0.07		38.6
28.70	8.61		239,629	0.76	(d)	0.11		38.9
32.58	36.14		260,034	0.75	(d)	0.12		36.9
24.77	16.38		240,585	0.76	(d)	0.42		36.9

24.46	1.07		127	1.01	(d)	(0.21)		36.8
26.29	1.94	(f)	501	1.01 (d)	,(g)	(0.19	) (g)	38.6	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	During 2016, the Account experienced a significant one-time gain of approximately $0.07/share as the result of a settlement in a litigation proceeding. If such gain had not been recognized, the total return amounts expressed herein would have been lower.
(d)	Reflects Manager's contractual expense limit.
(e)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.
(h)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
LARGECAP S&P 500 INDEX ACCOUNT
Class 1 shares
2016		$14.41	$0.29	$1.36	$1.65	($0.25)	($0.37)	($0.62)
2015		14.63	0.27	(0.09)	0.18	(0.22)	(0.18)	(0.40)
2014		13.38	0.24	1.51	1.75	(0.18)	(0.32)	(0.50)
2013		10.34	0.22	3.07	3.29	(0.15)	(0.10)	(0.25)
2012		9.06	0.20	1.20	1.40	(0.11)	(0.01)	(0.12)
Class 2 shares
2016		14.39	0.26	1.35	1.61	(0.25)	(0.37)	(0.62)
2015	(c)	15.07	0.17	(0.45)	(0.28)	(0.22)	(0.18)	(0.40)
LARGECAP S&P 500 MANAGED VOLATILITY INDEX ACCOUNT
Class 1 shares
2016		11.27	0.19	0.96	1.15	(0.12)	(0.15)	(0.27)
2015		11.22	0.16	(0.07)	0.09	–	(0.04)	(0.04)
2014		10.46	0.14	1.09	1.23	(0.08)	(0.39)	(0.47)
2013	(g)	10.00	0.03	0.45	0.48	(0.02)	–	(0.02)
LARGECAP VALUE ACCOUNT
Class 1 shares
2016		29.19	0.55	1.76	2.31	(0.56)	(0.91)	(1.47)
2015		33.80	0.53	(0.80)	(0.27)	(0.53)	(3.81)	(4.34)
2014		36.13	0.51	3.19	3.70	(0.80)	(5.23)	(6.03)
2013		28.33	0.53	8.11	8.64	(0.84)	–	(0.84)
2012		24.20	0.56	3.92	4.48	(0.35)	–	(0.35)
Class 2 shares
2016		29.14	0.45	1.78	2.23	(0.53)	(0.91)	(1.44)
2015	(c)	34.24	0.31	(1.07)	(0.76)	(0.53)	(3.81)	(4.34)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets	Turnover Rate

$15.44	11.59%		$2,262,283	0.25%		1.96%		6.4%
14.41	1.14		2,033,459	0.25		1.82		6.3
14.63	13.29		1,863,035	0.25		1.74		2.8
13.38	32.04		1,490,352	0.25		1.81		7.4
10.34	15.50		916,593	0.26		2.02		3.3

15.38	11.30		766	0.50		1.74		6.4
14.39	(1.95	) (d)	161	0.50	(e)	1.78	(e)	6.3	(e)

12.15	10.33		198,548	0.46	(f)	1.63		4.8
11.27	0.83		161,654	0.47	(f)	1.46		5.5
11.22	11.77		97,236	0.49	(f)	1.29		24.6
10.46	4.85	(d)	7,339	0.49 (e)	,(f)	1.82	(e)	74.7	(e)

30.03	8.17		140,994	0.61		1.90		106.3
29.19	(1.09)		153,060	0.61		1.66		81.3
33.80	11.17		170,673	0.61		1.45		104.3
36.13	30.83		167,702	0.61		1.64		140.8
28.33	18.58		222,357	0.61		2.09		115.0

29.93	7.89		66	0.86		1.58		106.3
29.14	(2.52	) (d)	20	0.86	(e)	1.56	(e)	81.3	(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.
(g)	Period from October 31, 2013 date operations commenced, through December 31, 2013.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
MIDCAP ACCOUNT
Class 1 shares
2016		$55.24	$0.33	$5.30	$5.63	($0.24)	($9.67)	($9.91)
2015		60.79	0.22	1.19	1.41	(0.32)	(6.64)	(6.96)
2014		59.37	0.36	6.96	7.32	(0.32)	(5.58)	(5.90)
2013		47.20	0.28	15.31	15.59	(0.82)	(2.60)	(3.42)
2012		40.51	0.46	7.35	7.81	(0.40)	(0.72)	(1.12)
Class 2 shares
2016		54.97	0.20	5.27	5.47	(0.08)	(9.67)	(9.75)
2015		60.54	0.07	1.17	1.24	(0.17)	(6.64)	(6.81)
2014		59.16	0.21	6.93	7.14	(0.18)	(5.58)	(5.76)
2013		47.06	0.15	15.25	15.40	(0.70)	(2.60)	(3.30)
2012		40.39	0.35	7.33	7.68	(0.29)	(0.72)	(1.01)
MULTI-ASSET INCOME ACCOUNT
Class 1 shares
2016		9.72	0.66	0.11	0.77	(0.23)	(0.02)	(0.25)
2015	(d)	10.00	0.24	(0.52)	(0.28)	–	–	–
Class 2 shares
2016		9.71	0.46	0.28	0.74	(0.23)	(0.02)	(0.25)
2015	(d)	10.00	0.23	(0.52)	(0.29)	–	–	–

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$50.96	10.37%		$576,634	0.54%		0.62%		13.6%
55.24	1.64		617,437	0.53		0.37		26.3
60.79	12.99		676,836	0.53		0.60		21.6
59.37	33.93		649,893	0.53		0.52		12.4
47.20	19.44		560,842	0.55		1.03		21.5

50.69	10.11		14,985	0.79		0.38		13.6
54.97	1.37		15,243	0.78		0.12		26.3
60.54	12.70		15,960	0.78		0.35		21.6
59.16	33.58		15,105	0.78		0.27		12.4
47.06	19.16		12,179	0.80		0.79		21.5

10.24	7.96		183	0.08	(c)	6.46		61.0
9.72	(2.80	) (e)	10	0.08 (c)	,(f)	5.67	(f)	0.0	(f)

10.20	7.65		10	0.33	(c)	4.57		61.0
9.71	(2.90	) (e)	10	0.33 (c)	,(f)	5.41	(f)	0.0	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from July 28, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2016		$22.35	$0.30	$1.73	$2.03	($0.26)	($0.18)	($0.44)
2015		22.31	0.30	0.20	0.50	(0.06)	(0.40)	(0.46)
2014		24.45	0.24	2.52	2.76	(0.81)	(4.09)	(4.90)
2013		23.75	0.30	6.63	6.93	(1.86)	(4.37)	(6.23)
2012		21.36	0.35	2.58	2.93	(0.26)	(0.28)	(0.54)
Class 2 shares
2016		22.14	0.24	1.72	1.96	(0.21)	(0.18)	(0.39)
2015		22.11	0.23	0.21	0.44	(0.01)	(0.40)	(0.41)
2014		24.27	0.18	2.50	2.68	(0.75)	(4.09)	(4.84)
2013		23.62	0.21	6.60	6.81	(1.79)	(4.37)	(6.16)
2012		21.23	0.29	2.58	2.87	(0.20)	(0.28)	(0.48)
PRINCIPAL LIFETIME 2010 ACCOUNT
Class 1 shares
2016		12.18	0.27	0.37	0.64	(0.27)	(0.07)	(0.34)
2015		12.60	0.25	(0.39)	(0.14)	(0.28)	–	(0.28)
2014		12.29	0.25	0.34	0.59	(0.28)	–	(0.28)
2013		11.36	0.27	0.94	1.21	(0.28)	–	(0.28)
2012		10.36	0.26	0.95	1.21	(0.21)	–	(0.21)
PRINCIPAL LIFETIME 2020 ACCOUNT
Class 1 shares
2016		12.64	0.26	0.47	0.73	(0.25)	(0.46)	(0.71)
2015		13.77	0.24	(0.37)	(0.13)	(0.36)	(0.64)	(1.00)
2014		13.62	0.33	0.44	0.77	(0.33)	(0.29)	(0.62)
2013		12.00	0.30	1.59	1.89	(0.27)	–	(0.27)
2012		10.64	0.26	1.30	1.56	(0.20)	–	(0.20)
Class 2 shares
2016		12.61	0.23	0.48	0.71	(0.24)	(0.46)	(0.70)
2015	(e)	14.26	0.27	(0.92)	(0.65)	(0.36)	(0.64)	(1.00)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$23.94	9.11%		$147,193	0.63%		1.31%		33.7%
22.35	2.18		154,732	0.64		1.33		22.1	(c)
22.31	12.45		33,190	0.66		1.02		8.6
24.45	32.65		32,077	0.65		1.18		6.7
23.75	13.83		145,393	0.64		1.51		6.2

23.71	8.85		7,420	0.88		1.06		33.7
22.14	1.94		7,517	0.89		1.05		22.1	(c)
22.11	12.19		6,891	0.91		0.77		8.6
24.27	32.27		6,362	0.90		0.85		6.7
23.62	13.57		5,238	0.89		1.26		6.2

12.48	5.25		42,641	0.02	(d)	2.16		28.9
12.18	(1.17)		41,132	0.04	(d)	2.00		24.6
12.60	4.81		47,312	0.04	(d)	2.02		41.3
12.29	10.81		48,775	0.04	(d)	2.25		36.5
11.36	11.79		47,361	0.06	(d)	2.39		28.3

12.66	5.76		186,646	0.01	(d)	2.03		17.7
12.64	(1.13)		190,987	0.03	(d)	1.79		27.6
13.77	5.75		211,470	0.03	(d)	2.40		31.9
13.62	15.97		227,985	0.03	(d)	2.35		49.6
12.00	14.76		208,355	0.04	(d)	2.28		24.4

12.62	5.56		26	0.26	(d)	1.83		17.7
12.61	(4.74	) (f)	25	0.28 (d)	,(g)	3.11	(g)	27.6	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Portfolio turnover rate excludes approximately $1,237,000 of purchases from portfolio realignment from the acquisition of LargeCap Blend Account II.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL LIFETIME 2030 ACCOUNT
Class 1 shares
2016		$11.45	$0.22	$0.45	$0.67	($0.19)	($0.48)	($0.67)
2015		12.34	0.20	(0.30)	(0.10)	(0.32)	(0.47)	(0.79)
2014		14.05	0.36	0.45	0.81	(0.31)	(2.21)	(2.52)
2013		12.10	0.32	1.95	2.27	(0.25)	(0.07)	(0.32)
2012		10.64	0.25	1.40	1.65	(0.19)	–	(0.19)
Class 2 shares
2016		11.43	0.27	0.37	0.64	(0.19)	(0.48)	(0.67)
2015	(d)	12.85	0.25	(0.88)	(0.63)	(0.32)	(0.47)	(0.79)
PRINCIPAL LIFETIME 2040 ACCOUNT
Class 1 shares
2016		13.53	0.22	0.51	0.73	(0.20)	(0.54)	(0.74)
2015		14.50	0.22	(0.31)	(0.09)	(0.36)	(0.52)	(0.88)
2014		14.94	0.42	0.49	0.91	(0.31)	(1.04)	(1.35)
2013		12.39	0.35	2.41	2.76	(0.21)	–	(0.21)
2012		10.78	0.23	1.56	1.79	(0.18)	–	(0.18)
Class 2 shares
2016		13.51	0.45	0.24	0.69	(0.19)	(0.54)	(0.73)
2015	(d)	15.14	0.18	(0.93)	(0.75)	(0.36)	(0.52)	(0.88)
PRINCIPAL LIFETIME 2050 ACCOUNT
Class 1 shares
2016		13.07	0.21	0.52	0.73	(0.18)	(0.56)	(0.74)
2015		14.18	0.20	(0.26)	(0.06)	(0.38)	(0.67)	(1.05)
2014		14.96	0.40	0.50	0.90	(0.34)	(1.34)	(1.68)
2013		12.28	0.34	2.55	2.89	(0.21)	–	(0.21)
2012		10.64	0.24	1.57	1.81	(0.17)	–	(0.17)
Class 2 shares
2016		13.05	0.31	0.37	0.68	(0.16)	(0.56)	(0.72)
2015	(d)	14.84	0.18	(0.92)	(0.74)	(0.38)	(0.67)	(1.05)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$11.45	5.87%		$123,825	0.01	%(c)	1.89%		22.4%
11.45	(1.05)		116,691	0.04	(c)	1.67		31.3
12.34	6.06		116,965	0.04	(c)	2.67		23.9
14.05	18.96		108,794	0.04	(c)	2.43		58.6
12.10	15.58		92,672	0.05	(c)	2.20		18.5

11.40	5.56		92	0.26	(c)	2.37		22.4
11.43	(5.14	) (e)	26	0.29 (c)	,(f)	3.22	(f)	31.3	(f)

13.52	5.45		49,980	0.02	(c)	1.68		30.4
13.53	(0.85)		45,261	0.04	(c)	1.52		24.2
14.50	6.21		42,304	0.05	(c)	2.83		21.1
14.94	22.42		36,934	0.05	(c)	2.55		67.2
12.39	16.71		25,647	0.08	(c)	1.98		30.1

13.47	5.16		131	0.27	(c)	3.34		30.4
13.51	(5.18	) (e)	10	0.29 (c)	,(f)	1.97	(f)	24.2	(f)

13.06	5.58		26,674	0.03	(c)	1.64		33.1
13.07	(0.69)		23,502	0.05	(c)	1.46		26.6
14.18	6.21		21,796	0.06	(c)	2.70		28.5
14.96	23.72		22,002	0.06	(c)	2.48		68.0
12.28	17.07		16,352	0.11	(c)	2.01		17.7

13.01	5.24		94	0.28	(c)	2.39		33.1
13.05	(5.25	) (e)	35	0.30 (c)	,(f)	2.03	(f)	26.6	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Period from May 1, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL LIFETIME 2060 ACCOUNT
Class 1 shares
2016		$11.75	$0.18	$0.46	$0.64	($0.13)	($0.38)	($0.51)
2015		12.19	0.20	(0.28)	(0.08)	(0.15)	(0.21)	(0.36)
2014		11.58	0.39	0.25	0.64	(0.01)	(0.02)	(0.03)
2013	(e)	10.00	0.38	1.20	1.58	–	–	–
PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
Class 1 shares
2016		11.15	0.26	0.27	0.53	(0.28)	–	(0.28)
2015		11.51	0.25	(0.35)	(0.10)	(0.26)	–	(0.26)
2014		11.29	0.23	0.29	0.52	(0.30)	–	(0.30)
2013		11.04	0.26	0.29	0.55	(0.30)	–	(0.30)
2012		10.25	0.30	0.68	0.98	(0.19)	–	(0.19)
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2016		22.20	0.31	1.09	1.40	(0.32)	(1.98)	(2.30)
2015		22.33	0.34	0.57	0.91	(0.34)	(0.70)	(1.04)
2014		17.08	0.29	5.28	5.57	(0.32)	–	(0.32)
2013		16.63	0.35	0.33	0.68	(0.23)	–	(0.23)
2012		14.39	0.21	2.26	2.47	(0.23)	–	(0.23)
Class 2 shares
2016		22.29	0.28	1.06	1.34	(0.29)	(1.98)	(2.27)
2015		22.45	0.34	0.53	0.87	(0.33)	(0.70)	(1.03)
2014		17.18	0.27	5.27	5.54	(0.27)	–	(0.27)
2013		16.72	0.30	0.34	0.64	(0.18)	–	(0.18)
2012		14.46	0.17	2.26	2.43	(0.17)	–	(0.17)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to		Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets		Turnover Rate

$11.88	5.52%	$2,644	0.10%(c),(d)		1.55%		43.1%
11.75	(0.75)	2,097	0.13 (c)	,(d)	1.65		30.3
12.19	5.58	825	0.13 (c)	,(d)	3.28		43.2
11.58	15.80 (f)	28	0.13 (c)	,(d),(g)	5.31	(g)	79.4	(g)

11.40	4.77	24,741	0.03	(d)	2.29		28.5
11.15	(0.95)	24,452	0.05	(d)	2.21		24.4
11.51	4.57	30,016	0.05	(d)	2.01		39.8
11.29	5.11	31,164	0.05	(d)	2.35		25.1
11.04	9.65	32,756	0.07	(d)	2.79		34.0

21.30	5.85	158,760	0.89		1.38		31.3
22.20	4.21	159,292	0.89		1.54		22.8
22.33	32.82	166,701	0.89		1.48		15.7
17.08	4.10	128,601	0.89		1.96		22.1
16.63	17.17	133,069	0.90		1.33		44.1

21.36	5.53	4,215	1.14		1.26		31.3
22.29	4.00	1,994	1.14		1.56		22.8
22.45	32.44	492	1.14		1.37		15.7
17.18	3.87	271	1.14		1.72		22.1
16.72	16.86	257	1.15		1.08		44.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Does not include expenses of the investment companies in which the Account invests.
(e)	Period from May 1, 2013 date operations commenced, through December 31, 2013.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM BALANCED PORTFOLIO
Class 1 shares
2016	$14.69	$0.30	$0.70	$1.00	($0.32)	($0.93)	($1.25)
2015	16.51	0.30	(0.38)	(0.08)	(0.49)	(1.25)	(1.74)
2014	18.53	0.47	0.73	1.20	(0.52)	(2.70)	(3.22)
2013	16.33	0.47	2.37	2.84	(0.43)	(0.21)	(0.64)
2012	14.76	0.41	1.46	1.87	(0.11)	(0.19)	(0.30)
Class 2 shares
2016	14.55	0.27	0.69	0.96	(0.28)	(0.93)	(1.21)
2015	16.37	0.26	(0.38)	(0.12)	(0.45)	(1.25)	(1.70)
2014	18.39	0.43	0.73	1.16	(0.48)	(2.70)	(3.18)
2013	16.22	0.41	2.35	2.76	(0.38)	(0.21)	(0.59)
2012	14.66	0.36	1.46	1.82	(0.07)	(0.19)	(0.26)
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2016	11.52	0.31	0.42	0.73	(0.30)	(0.45)	(0.75)
2015	12.60	0.29	(0.36)	(0.07)	(0.41)	(0.60)	(1.01)
2014	13.39	0.41	0.40	0.81	(0.42)	(1.18)	(1.60)
2013	12.49	0.40	1.00	1.40	(0.37)	(0.13)	(0.50)
2012	11.47	0.37	0.90	1.27	(0.10)	(0.15)	(0.25)
Class 2 shares
2016	11.41	0.27	0.42	0.69	(0.27)	(0.45)	(0.72)
2015	12.48	0.27	(0.36)	(0.09)	(0.38)	(0.60)	(0.98)
2014	13.28	0.38	0.38	0.76	(0.38)	(1.18)	(1.56)
2013	12.39	0.36	1.00	1.36	(0.34)	(0.13)	(0.47)
2012	11.38	0.33	0.90	1.23	(0.07)	(0.15)	(0.22)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$14.44	6.82%	$672,562	0.23	%(c)	2.07%	16.5%
14.69	(0.81)	732,937	0.23	(c)	1.88	26.1
16.51	6.82	826,908	0.23	(c)	2.64	16.4
18.53	17.68	913,823	0.23	(c)	2.68	46.7
16.33	12.75	812,380	0.23	(c)	2.60	9.1

14.30	6.62	97,047	0.48	(c)	1.88	16.5
14.55	(1.08)	96,511	0.48	(c)	1.66	26.1
16.37	6.59	99,852	0.48	(c)	2.44	16.4
18.39	17.32	102,716	0.48	(c)	2.37	46.7
16.22	12.47	95,208	0.48	(c)	2.32	9.1

11.50	6.37	183,830	0.23	(c)	2.64	19.8
11.52	(0.78)	193,585	0.23	(c)	2.38	28.2
12.60	6.22	206,621	0.23	(c)	3.10	21.2
13.39	11.53	212,247	0.23	(c)	3.10	35.6
12.49	11.19	190,310	0.24	(c)	3.07	15.7

11.38	6.08	17,477	0.48	(c)	2.39	19.8
11.41	(0.93)	17,774	0.48	(c)	2.19	28.2
12.48	5.92	16,731	0.48	(c)	2.87	21.2
13.28	11.25	16,140	0.48	(c)	2.77	35.6
12.39	10.91	15,911	0.49	(c)	2.73	15.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2016	$17.22	$0.30	$0.90	$1.20	($0.26)	($0.94)	($1.20)
2015	19.02	0.26	(0.41)	(0.15)	(0.43)	(1.22)	(1.65)
2014	20.60	0.48	0.97	1.45	(0.39)	(2.64)	(3.03)
2013	17.04	0.40	3.50	3.90	(0.34)	–	(0.34)
2012	14.99	0.33	1.79	2.12	(0.07)	–	(0.07)
Class 2 shares
2016	17.02	0.25	0.89	1.14	(0.21)	(0.94)	(1.15)
2015	18.82	0.21	(0.40)	(0.19)	(0.39)	(1.22)	(1.61)
2014	20.42	0.42	0.97	1.39	(0.35)	(2.64)	(2.99)
2013	16.89	0.34	3.49	3.83	(0.30)	–	(0.30)
2012	14.87	0.28	1.77	2.05	(0.03)	–	(0.03)
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2016	12.27	0.42	0.44	0.86	(0.43)	(0.25)	(0.68)
2015	13.22	0.40	(0.56)	(0.16)	(0.47)	(0.32)	(0.79)
2014	13.72	0.49	0.33	0.82	(0.52)	(0.80)	(1.32)
2013	13.38	0.49	0.51	1.00	(0.48)	(0.18)	(0.66)
2012	12.42	0.48	0.83	1.31	(0.15)	(0.20)	(0.35)
Class 2 shares
2016	12.17	0.38	0.44	0.82	(0.40)	(0.25)	(0.65)
2015	13.12	0.37	(0.56)	(0.19)	(0.44)	(0.32)	(0.76)
2014	13.62	0.45	0.33	0.78	(0.48)	(0.80)	(1.28)
2013	13.29	0.46	0.50	0.96	(0.45)	(0.18)	(0.63)
2012	12.34	0.44	0.83	1.27	(0.12)	(0.20)	(0.32)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$17.22	7.00%	$194,284	0.23	%(c)	1.73%	25.5%
17.22	(1.09)	193,966	0.23	(c)	1.40	29.1
19.02	7.43	198,465	0.23	(c)	2.40	19.4
20.60	23.07	179,850	0.23	(c)	2.10	48.5
17.04	14.18	143,547	0.24	(c)	2.00	12.5

17.01	6.76	108,247	0.48	(c)	1.49	25.5
17.02	(1.34)	103,771	0.48	(c)	1.17	29.1
18.82	7.14	102,757	0.48	(c)	2.11	19.4
20.42	22.82	99,013	0.48	(c)	1.82	48.5
16.89	13.81	84,306	0.49	(c)	1.76	12.5

12.45	7.04	196,393	0.23	(c)	3.32	17.1
12.27	(1.31)	200,828	0.23	(c)	3.05	25.2
13.22	6.03	215,309	0.23	(c)	3.55	18.8
13.72	7.75	214,572	0.23	(c)	3.57	29.7
13.38	10.64	215,628	0.24	(c)	3.69	11.7

12.34	6.73	20,085	0.48	(c)	3.06	17.1
12.17	(1.55)	21,108	0.48	(c)	2.85	25.2
13.12	5.80	19,836	0.48	(c)	3.27	18.8
13.62	7.46	19,464	0.48	(c)	3.36	29.7
13.29	10.34	19,667	0.49	(c)	3.41	11.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2016	$18.70	$0.30	$0.85	$1.15	($0.28)	($1.03)	($1.31)
2015	21.00	0.29	(0.56)	(0.27)	(0.47)	(1.56)	(2.03)
2014	23.55	0.56	1.33	1.89	(0.38)	(4.06)	(4.44)
2013	18.74	0.40	4.70	5.10	(0.29)	–	(0.29)
2012	16.26	0.29	2.23	2.52	(0.04)	–	(0.04)
Class 2 shares
2016	18.50	0.26	0.83	1.09	(0.23)	(1.03)	(1.26)
2015	20.80	0.24	(0.55)	(0.31)	(0.43)	(1.56)	(1.99)
2014	23.38	0.49	1.32	1.81	(0.33)	(4.06)	(4.39)
2013	18.61	0.33	4.68	5.01	(0.24)	–	(0.24)
2012	16.15	0.24	2.22	2.46	–	–	–
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2016	2.54	0.05	–	0.05	(0.05)	–	(0.05)
2015	2.59	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014	2.59	0.05	(0.01)	0.04	(0.04)	–	(0.04)
2013	2.61	0.04	(0.01)	0.03	(0.05)	–	(0.05)
2012	2.54	0.05	0.08	0.13	(0.06)	–	(0.06)
Class 2 shares
2016	2.53	0.04	0.01	0.05	(0.05)	–	(0.05)
2015	2.58	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014	2.59	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2013	2.60	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2012	2.53	0.04	0.08	0.12	(0.05)	–	(0.05)

See accompanying notes.

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$18.54	6.15%	$145,083	0.23	%(c)	1.61%	23.4%
18.70	(1.62)	142,227	0.23	(c)	1.45	37.9
21.00	8.68	138,863	0.23	(c)	2.50	20.4
23.55	27.40	121,049	0.23	(c)	1.89	62.5
18.74	15.52	90,348	0.24	(c)	1.61	13.9

18.33	5.90	103,870	0.48	(c)	1.41	23.4
18.50	(1.87)	95,775	0.48	(c)	1.19	37.9
20.80	8.35	96,446	0.48	(c)	2.21	20.4
23.38	27.09	87,689	0.48	(c)	1.57	62.5
18.61	15.23	71,997	0.49	(c)	1.36	13.9

2.54	2.14	170,538	0.50	(d)	1.91	48.6
2.54	0.71	160,833	0.49	(d)	1.63	57.0
2.59	1.73	267,674	0.49	(d)	1.74	54.3
2.59	1.14	256,561	0.48	(d)	1.65	54.7
2.61	5.00	262,427	0.49	(d)	1.95	59.1

2.53	2.01	2,072	0.75	(d)	1.65	48.6
2.53	0.59	1,485	0.74	(d)	1.39	57.0
2.58	1.02	913	0.74	(d)	1.49	54.3
2.59	1.25	838	0.73	(d)	1.40	54.7
2.60	4.67	1,269	0.74	(d)	1.72	59.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.

See accompanying notes.

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SMALLCAP ACCOUNT(c)
Class 1 shares
2016		$13.55	$0.15	$2.15	$2.30	($0.04)	($0.60)	($0.64)
2015		13.99	0.05	(0.03)	0.02	(0.01)	(0.45)	(0.46)
2014		13.79	0.02	0.64	0.66	(0.05)	(0.41)	(0.46)
2013		9.36	0.04	4.43	4.47	(0.04)	–	(0.04)
2012		8.16	0.07	1.13	1.20	–	–	–
Class 2 shares
2016		13.52	0.11	2.15	2.26	(0.01)	(0.60)	(0.61)
2015	(d)	14.49	0.02	(0.53)	(0.51)	(0.01)	(0.45)	(0.46)

See accompanying notes.

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$15.21	17.39%		$209,911	0.83%		1.08%		57.1%
13.55	(0.10)		205,344	0.83		0.33		63.3
13.99	4.89		64,682	0.87		0.16		67.0
13.79	47.81		64,785	0.87		0.38		78.1
9.36	14.71		47,469	0.89		0.76		94.5

15.17	17.15		4,938	1.08		0.80		57.1
13.52	(3.76	) (e)	4,523	1.08	(f)	0.13	(f)	63.3	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.
(d)	Period from February 17, 2015 date operations commenced, through December 31, 2015.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.

See accompanying notes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Balanced Account, Bond Market Index Account, Core Plus Bond Account, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap S&P 500 Managed Volatility Index Account, LargeCap Value Account, MidCap Account, Multi-Asset Income Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime 2060 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account and SmallCap Blend Account (36 of the portfolios constituting Principal Variable Contracts Funds, Inc. (collectively, the “Funds”)), as of December 31, 2016, and the related statements of operations for the year then ended and statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, agent banks, transfer agent of the affiliated funds, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Variable Contracts Funds, Inc. at December 31, 2016, the results their operations for the year then ended and the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 17, 2017

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal
Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified
Growth Managed Volatility Account, Diversified Income Account, Multi-Asset Income Account, Principal LifeTime 2010 Account,
Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050
Account, Principal LifeTime 2060 Account, Principal LifeTime Strategic Income Account, SAM Balanced Portfolio, SAM
Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth
Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period (July 1, 2016 to
December 31, 2016).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each account’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable
Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2016	Annualized
	July 1, 2016	December 31, 2016	to December 31, 2016(a)	Expense Ratio
Balanced Account Class 1
Actual	$1,000.00	$1,032.89	$3.42	0.67%
Hypothetical	1,000.00	1,021.77	3.40	0.67

Bond Market Index Account Class 1
Actual	1,000.00	972.37	1.24	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

Core Plus Bond Account Class 1
Actual	1,000.00	985.57	2.30	0.46
Hypothetical	1,000.00	1,022.82	2.34	0.46

Core Plus Bond Account Class 2
Actual	1,000.00	983.78	3.54	0.71
Hypothetical	1,000.00	1,021.57	3.61	0.71

Diversified Balanced Account Class 2
Actual	1,000.00	1,026.06	1.53	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30

Diversified Balanced Managed Volatility Account Class 2
Actual	1,000.00	1,023.12	1.58	0.31
Hypothetical	1,000.00	1,023.58	1.58	0.31

Diversified Growth Account Class 2
Actual	1,000.00	1,042.06	1.54	0.30
Hypothetical	1,000.00	1,023.63	1.53	0.30

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2016 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2016	Annualized
	July 1, 2016	December 31, 2016	to December 31, 2016(a)	Expense Ratio

Diversified Growth Managed Volatility Account Class 2
Actual	$1,000.00	$1,039.03	$1.54	0.30%
Hypothetical	1,000.00	1,023.63	1.53	0.30

Diversified Income Account Class 2
Actual	1,000.00	1,009.67	1.57	0.31
Hypothetical	1,000.00	1,023.58	1.58	0.31

Diversified International Account Class 1
Actual	1,000.00	1,028.39	4.69	0.92
Hypothetical	1,000.00	1,020.51	4.67	0.92

Diversified International Account Class 2
Actual	1,000.00	1,026.43	5.96	1.17
Hypothetical	1,000.00	1,019.25	5.94	1.17

Equity Income Account Class 1
Actual	1,000.00	1,075.31	2.61	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

Equity Income Account Class 2
Actual	1,000.00	1,073.97	3.91	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75

Government & High Quality Bond Account Class 1
Actual	1,000.00	984.11	2.54	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51

Government & High Quality Bond Account Class 2
Actual	1,000.00	983.49	3.79	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

Income Account Class 1
Actual	1,000.00	995.90	2.56	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51

Income Account Class 2
Actual	1,000.00	995.63	3.81	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

International Emerging Markets Account Class 1
Actual	1,000.00	1,041.41	7.24	1.41
Hypothetical	1,000.00	1,018.05	7.15	1.41

International Emerging Markets Account Class 2
Actual	1,000.00	1,039.53	8.51	1.66
Hypothetical	1,000.00	1,016.79	8.42	1.66

LargeCap Growth Account I Class 1
Actual	1,000.00	1,045.18	3.91	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

LargeCap Growth Account I Class 2
Actual	1,000.00	1,044.07	5.19	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01

LargeCap Growth Account Class 1
Actual	1,000.00	1,006.00	3.48	0.69
Hypothetical	1,000.00	1,021.67	3.51	0.69

LargeCap Growth Account Class 2
Actual	1,000.00	1,004.48	4.74	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94

LargeCap S&P 500 Index Account Class 1
Actual	1,000.00	1,076.31	1.30	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2016 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2016	Annualized
	July 1, 2016	December 31, 2016	to December 31, 2016(a)	Expense Ratio
LargeCap S&P 500 Index Account Class 2
Actual	$1,000.00	$1,074.92	$2.61	0.50%
Hypothetical	1,000.00	1,022.62	2.54	0.50

LargeCap S&P 500 Managed Volatility Index
Account Class 1
Actual	1,000.00	1,070.10	2.39	0.46
Hypothetical	1,000.00	1,022.82	2.34	0.46

LargeCap Value Account Class 1
Actual	1,000.00	1,069.95	3.17	0.61
Hypothetical	1,000.00	1,022.07	3.10	0.61

LargeCap Value Account Class 2
Actual	1,000.00	1,068.64	4.47	0.86
Hypothetical	1,000.00	1,020.81	4.37	0.86

MidCap Account Class 1
Actual	1,000.00	1,058.46	2.79	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54

MidCap Account Class 2
Actual	1,000.00	1,057.26	4.09	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

Multi-Asset Income Account Class 1
Actual	1,000.00	1,027.77	0.41	0.08
Hypothetical	1,000.00	1,024.73	0.41	0.08

Multi-Asset Income Account Class 2
Actual	1,000.00	1,025.83	1.68	0.33
Hypothetical	1,000.00	1,023.48	1.68	0.33

Principal Capital Appreciation Account Class 1
Actual	1,000.00	1,063.49	3.27	0.63
Hypothetical	1,000.00	1,021.97	3.20	0.63

Principal Capital Appreciation Account Class 2
Actual	1,000.00	1,062.15	4.56	0.88
Hypothetical	1,000.00	1,020.71	4.47	0.88

Principal LifeTime 2010 Account Class 1
Actual	1,000.00	1,019.88	0.10	0.02
Hypothetical	1,000.00	1,025.04	0.10	0.02

Principal LifeTime 2020 Account Class 1
Actual	1,000.00	1,029.85	0.05	0.01
Hypothetical	1,000.00	1,025.09	0.05	0.01

Principal LifeTime 2020 Account Class 2
Actual	1,000.00	1,028.65	1.33	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26

Principal LifeTime 2030 Account Class 1
Actual	1,000.00	1,037.80	0.05	0.01
Hypothetical	1,000.00	1,025.09	0.05	0.01

Principal LifeTime 2030 Account Class 2
Actual	1,000.00	1,036.52	1.33	0.26
Hypothetical	1,000.00	1,023.83	1.32	0.26

Principal LifeTime 2040 Account Class 1
Actual	1,000.00	1,044.49	0.10	0.02
Hypothetical	1,000.00	1,025.04	0.10	0.02

Principal LifeTime 2040 Account Class 2
Actual	1,000.00	1,043.08	1.39	0.27
Hypothetical	1,000.00	1,023.78	1.37	0.27

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2016 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2016	Annualized
	July 1, 2016	December 31, 2016	to December 31, 2016(a)	Expense Ratio
Principal LifeTime 2050 Account Class 1
Actual	$1,000.00	$1,049.36	$0.15	0.03%
Hypothetical	1,000.00	1,024.99	0.15	0.03

Principal LifeTime 2050 Account Class 2
Actual	1,000.00	1,047.56	1.44	0.28
Hypothetical	1,000.00	1,023.73	1.42	0.28

Principal LifeTime 2060 Account Class 1
Actual	1,000.00	1,050.77	0.52	0.10
Hypothetical	1,000.00	1,024.63	0.51	0.10

Principal LifeTime Strategic Income Account Class 1
Actual	1,000.00	1,008.83	0.15	0.03
Hypothetical	1,000.00	1,024.99	0.15	0.03

Real Estate Securities Account Class 1
Actual	1,000.00	950.56	4.36	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89

Real Estate Securities Account Class 2
Actual	1,000.00	949.25	5.59	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14

SAM Balanced Portfolio Class 1
Actual	1,000.00	1,037.17	1.18	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Balanced Portfolio Class 2
Actual	1,000.00	1,036.28	2.46	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	1,027.16	1.17	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	1,025.70	2.44	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	1,046.27	1.18	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	1,044.88	2.47	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

SAM Flexible Income Portfolio Class 1
Actual	1,000.00	1,020.54	1.17	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Flexible Income Portfolio Class 2
Actual	1,000.00	1,018.77	2.44	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	1,045.86	1.18	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	1,044.37	2.47	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

Short-Term Income Account Class 1
Actual	1,000.00	1,001.65	2.52	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

Short-Term Income Account Class 2
Actual	1,000.00	1,000.31	3.77	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2016 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2016	Annualized
	July 1, 2016	December 31, 2016	to December 31, 2016(a)	Expense Ratio

SmallCap Account Class 1
Actual	$1,000.00	$1,155.95	$4.50	0.83%
Hypothetical	1,000.00	1,020.96	4.22	0.83

SmallCap Account Class 2
Actual	1,000.00	1,154.45	5.85	1.08
Hypothetical	1,000.00	1,019.71	5.48	1.08

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	126	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	126	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos Company	126	Hardin Construction
Director since 2008			Company
Member, Audit Committee
Member, 15(c) Committee
1954

Mark A. Grimmett	Formerly, Executive Vice	126	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	126	Focus Products Group
Director since 2005
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	126	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

Karen (“Karrie”) McMillan	Managing Director, Patomak	126	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

Elizabeth A. Nickels	Formerly, Executive Director,	126	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; Herman
Member, Audit Committee	Formerly President, Herman		Miller, Inc.; PetSmart;
1962	Miller Healthcare		SpartanNash; Spectrum
Health Systems

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	126	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Director, PFD since 2015
Member, Executive Committee	Vice President/Mutual Funds and Broker
1961	Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (the “Manager”) (2006-2015)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/Chief Operating
Officer, the Manager (2008-2015)
Chair, the Manager since 2015
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Finisterre Capital LLP since 2011	126	None
Director since 2008	Director, Origin Asset Management
Chair	LLP since 2011
Member, Executive Committee	Chairman, Principal Financial
1959	Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Director, PFD (2008-2011)
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager (2011-2015)
President, the Manager (2008-2015)
Director, the Manager (2008-2011)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)
Director, PSS (2008-2011)

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA

50392.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Randy L. Bergstrom	Counsel, Principal Global Investors, LLC (“PGI”)
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1955

Jennifer A. Block	Counsel, PFD (2009-2013)
Assistant Counsel and Assistant	Counsel, PLIC
Secretary	Counsel, the Manager (2009-2013, 2014 - present)
Des Moines, IA 50392	Counsel, PSI (2009-2013)
1973	Counsel, PSS (2009-2013)

Tracy Bollin	Chief Financial Officer, PFA (2010-2015)
Chief Financial Officer	Senior Vice President, PFD since 2015
Des Moines, IA 50392	Chief Financial Officer, PFD since 2010
1970	Senior Vice President, the Manager since 2015
Chief Financial Officer, the Manager (2010-2015)
Director, the Manager since 2015
Chief Financial Officer, PSI (2010-2015)
Director, PSS since 2015
President, PSS since 2015
Chief Financial Officer, PSS (2010-2015)

David J. Brown	Senior Vice President, PFD
Chief Compliance Officer	Chief Compliance Officer-Funds, PLIC since 2016
Des Moines, IA 50392	Vice President/Compliance, PLIC (2004-2016)
1960	Senior Vice President, the Manager
Senior Vice President, PSI
Senior Vice President, PSS

Gina L. Graham	Vice President/Treasurer, PFA since 2016
Treasurer	Vice President/Treasurer, PFD since 2016
Des Moines, IA 50392	Vice President/Treasurer, PGI since 2016
1965	Vice President/Treasurer, PLIC since 2016
Vice President/Treasurer, the Manager since 2016
Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016
Vice President/Treasurer, PSI since 2016
Vice President/Treasurer, PSS since 2016

Carolyn F. Kolks	Counsel, PGI
Assistant Tax Counsel	Counsel, PLIC
Des Moines, IA 50392
1962

Sara L. Reece	Financial Controller, PLIC since 2015
Vice President and Controller	Assistant Financial Controller, PLIC prior to 2015
Des Moines, IA 50392
1975

Greg Reymann	Assistant General Counsel, PLIC since 2014
Assistant Counsel	Assistant General Counsel, the Manager since 2015
Des Moines, IA 50392	VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset
1958	Management, Inc. (“TAM”) (2010-2012)
Assistant General Counsel, Transamerica Asset Management Group
(2013-2014)
Vice President/CFTC Principal, TAM (2013-2014)

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Teri R. Root	Vice President and Chief Compliance Officer, the Manager since 2015
Deputy Chief Compliance Officer	Compliance Officer, the Manager (2010-2013)
Des Moines, IA 50392	Vice President, PSS since 2015
1979

Britney L. Schnathorst	Counsel, PLIC since 2013
Assistant Counsel	Prior thereto, Attorney in Private Practice
Des Moines, IA 50392
1981

Adam U. Shaikh	Counsel, PFD (2006-2013)
Assistant Counsel	Counsel, PLIC
Des Moines, IA 50392	Counsel, the Manager (2007-2013, 2014 - present)
1972	Counsel, PSI (2007-2013)
Counsel, PSS (2007-2013)

Dan Westholm	Assistant Vice President/Treasury, PFA since 2013
Assistant Treasurer	Director – Treasury, PFA (2011-2013)
Des Moines, IA 50392	Assistant Vice President/Treasury, PFD since 2013
1966	Director – Treasury, PFD (2011-2013)
Assistant Vice President/Treasury, PLIC since 2014
Director – Treasury, PLIC (2007-2014)
Director – Treasury, the Manager (2003-2013)
Assistant Vice President/Treasury, the Manager since 2013
Assistant Vice President/Treasury, PSI since 2013
Director – Treasury, PSI (2011-2013)
Assistant Vice President/Treasury, PSS since 2013
Director – Treasury, PSS (2007-2013)

Beth Wilson	Director and Secretary – Funds, PLIC
Vice President and Secretary	Vice President, the Manager (2007-2013)
Des Moines, IA 50392
1956

Clint Woods	Vice President, Associate General Counsel, Governance Officer, and
Vice President and Counsel	Assistant Corporate Secretary, PLIC since 2015
Des Moines, IA 50392	Assistant General Counsel, Assistant Corporate Secretary, and Governance
1961	Officer, PLIC (2013-2015)
Associate General Counsel, AEGON (2003 - 2012)

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectus dated May 1, 2016, and the Statement of Additional Information dated May 1, 2016. These documents may be obtained free of charge by writing Principal Variable Contracts Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses-pvc.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved the renewal of the Management Agreement and various subadvisory agreements for all Funds.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 13, 2016 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Manager and PVC, on behalf of each of the thirty-six (36) series of PVC (each series is referred to as a “Fund”); and (2) the Subadvisory Agreements between the Manager and each of Brown Advisory, LLC; Columbus Circle Investors (“CCI”); Edge Asset Management, Inc. (“Edge”); Mellon Capital Management Corporation; Principal Global Investors, LLC (“PGI”); Principal Real Estate Investors, LLC (“Principal-REI”); Spectrum Asset Management Inc. (“Spectrum”) and T. Rowe Price Associates, Inc. (collectively, the “Subadvisers”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel; the ability of the Manager to attract and retain high-quality personnel; and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the PVC Diversified Balanced Account, the PVC Diversified Balanced Managed Volatility Account, the PVC Diversified Growth Account, the PVC Diversified Growth Managed Volatility Account, and the PVC Diversified Income Account, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisers. The Board noted that the Manager’s process emphasizes the selection of Principal-affiliated subadvisers that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadviser to manage all of a portion of a Fund’s portfolio when deemed necessary or appropriate based on a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisers, the Board considered the due diligence process developed by the Manager for purposes of selecting a highly qualified unaffiliated subadviser for a Fund. The Board considered the Manager’s due diligence process for monitoring and replacing Subadvisers. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under each Management Agreement were satisfactory.

The Board considered the nature, quality and extent of the services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, the investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund and the resources made available to such personnel. The Board also considered the Subadvisers’ compliance with investment policies and general legal compliance. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisers to the Funds under the Subadvisory Agreements are satisfactory

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended March 31, 2016 and the blended investment return (50%/50%) of the three- and five-year periods ended March 31, 2016, and compared those returns to various agreed-upon performance measures, including peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisers that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period, respectively, if available. The Board also compared each Fund’s investment performance over the three-year period ended March 31, 2016 to one or more relevant benchmark indices. For Funds that did not have a three-year performance history, the Board compared the Fund’s performance over the one-year period ended March 31, 2016 to one or more relevant benchmark indices. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisers for multi-manager Funds, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisers, for which they received regular reporting, and concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisers at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadviser to the Fund were reasonable. Based upon all relevant factors, the Board concluded that each Subadviser is well qualified and that either: (1) the investment performance of the Subadviser met acceptable levels of investment performance; or (2) although the Fund experienced underperformance from the subject Subadviser, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fee. The Board received information, based on data supplied by Broadridge, comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non- management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class 1 shares for PVC Funds in each case where available, to advisory fees and expense ratios of funds in a peer group selected by Broadridge, (“Expense Group”) and a broad-based, industry category defined by Broadridge (“Expense Universe”). For PVC Funds that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds as well as other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. The Board considered that certain comparable Principal Funds, Inc. (“PFI”) and PVC Funds have different management fees and noted the reasons cited by the Manager for the differing fees. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. Discussion is set forth below regarding specific factors relevant to the Board’ review of certain other Funds.

With respect to the PVC SAM Portfolios, the Board noted that all but one of the Funds were already in the third quartile or better as to its total expense ratio. Taking into consideration these factors, the Board determined that the management fees, as amended, were justified by the strategy and processes of the Funds. For each of the SAM Portfolios, the Board concluded that the Fund met performance expectations.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for one (1) PVC Fund that have implemented the “Core Satellite” structure. The Board considered the services provided by the Manager in managing the enhanced index “Core” sleeve as a part of the overall services covered by the net management fee received by the Manager. The Board also considered the expense caps and fee waivers that would be in place with respect to certain classes of various Funds.

With specific regard to the PVC LargeCap S&P 500 Managed Volatility Index Account, although the contractual management fee, the actual management fee and the total net expense ratio on the basis of Class 1 shares were higher than third quartile (99%, 99% and 99%, respectively) for the Expense Group, the Board concluded that the Management Agreement should be renewed, based upon all relevant factors, including that the other funds in the Expense Group did not include the additional feature of a volatility mitigation strategy and that the Fund’s performance was in the first quartile for the one-year period ended March 31, 2016.

Considering all factors they deemed relevant, the Board concluded that the management fee payable by each Fund was reasonable in light of the nature, quality and extent of the services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2015. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisers (PGI, Prin-REI, CCI, Edge, and Spectrum), and the aggregated return on revenue to the Manager and its affiliates. The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability information presented by the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board also noted management’s explanation of efficiencies in the Manager’s cost structure and the impact on the Manager’s profitability. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the PVC LifeTime Funds do not directly pay management fees (although shareholders bear a portion of the cost of the management fees at the underlying fund level as reflected in the acquired fund fees and expenses). The Board also noted that the management fees for the PVC Diversified Balanced Account, the PVC Diversified Balanced Managed Volatility Account, the PVC Diversified Growth Account, the PVC Diversified Growth Managed Volatility Account, the PVC Diversified Income Account, the PVC Multi-Asset Income Account, the PVC Bond Market Index Account, the PVC LargeCap S&P 500 Index Account, and the PVC LargeCap S&P 500 Managed Volatility Index Account, the do not include breakpoints. Although their management fee schedules do not include breakpoints, the Board noted that each of these Funds, other than the PVC LargeCap S&P 500 Managed Volatility Index Account, has a relatively low basis point fee (25 basis points or less) on all Fund assets. The Board determined that no breakpoints are necessary, at this time, for the P V C LargeCap S&P 500 Managed Volatility Index Account, among other factors, to their current asset levels and levels of profitability to the Manager.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund, the Board considered the subadvisory fees, noting that the Manager compensates each Subadviser from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Broadridge. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisers, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadviser. The Board considered the profitability of the affiliated Subadvisers in conjunction with their review of the profitability of the Manager. On the basis of the information provided, the Board concluded that the subadvisory fees were reasonable.

Other Benefits to the Manager and Subadvisers

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates from their relationships with the Funds. The Board concluded that the management and subadvisory fees for each Fund were reasonable in light of these fall-out benefits.

The Board also considered the character and amount of other incidental benefits received by each Subadviser when evaluating the subadvisory fees. The Board considered as a part of this analysis each Subadviser’s soft dollar practices and brokerage practices. The Board concluded that taking into account these fall-out benefits, the subadvisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

FEDERAL INCOME TAX INFORMATION
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016 (unaudited)

Long-Term Capital Gain Dividends. Certain accounts distributed long-term capital gain dividends during the fiscal year ended December 31, 2016. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the notes to financial statements. To the extent necessary to distribute such capital gains, certain accounts may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Dividend Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2016, that qualifies for the dividend received deduction are as follows:

	Deductible		Deductible
	Percentage		Percentage
Balanced Account	53.76%	Principal Capital Appreciation Account	100.00%
Core Plus Bond Account	0.91%	Principal LifeTime 2010 Account	16.37%
Diversified Balanced Account	48.03%	Principal LifeTime 2020 Account	24.37%
Diversified Balanced Managed Volatility Account	16.96%	Principal LifeTime 2030 Account	33.66%
Diversified Growth Account	60.96%	Principal LifeTime 2040 Account	40.25%
Diversified Growth Managed Volatility Account	24.30%	Principal LifeTime 2050 Account	45.40%
Diversified Income Account	36.80%	Principal LifeTime 2060 Account	53.21%
Equity Income Account	83.32%	Principal LifeTime Strategic Income Account	9.46%
LargeCap Growth Account	100.00%	SAM Balanced Portfolio	32.75%
LargeCap S&P 500 Index Account	100.00%	SAM Conservative Balanced Portfolio	18.05%
LargeCap S&P 500 Managed Volatility Index Account	86.02%	SAM Conservative Growth Portfolio	61.44%
LargeCap Value Account	100.00%	SAM Flexible Income Portfolio	13.71%
MidCap Account	100.00%	SAM Strategic Growth Portfolio	71.19%
Multi-Asset Income Account	10.81%	SmallCap Account	100.00%

Foreign Taxes Paid. The following accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2016, are as follows:

	Foreign Taxes	Foreign
	Per Share	Source Income
Diversified International Account	$0.0592	100.00%
International Emerging Markets Account	$0.0498	99.99%

The latest tax reporting supplement is available on Principal's Tax Center website. Website: https://www.principalfunds.com/individual-investor/customer-support/tax-center

Please consult your tax advisor if you have any questions.

Intentionally Left Blank

Intentionally Left Blank

Table of Contents

Economic & Financial Market Review	1
Important Account Information	2
Diversified International Account	3
Equity Income Account	4
Government & High Quality Bond Account	5
Income Account	6
LargeCapGrowthAccount	7
MidCap Account	8
Principal Capital Appreciation Account	9
RealEstate Securities Account	10
SAM BalancedPortfolio	11
SAM ConservativeB alanced Portfolio	12
SAM Conservative Growth Portfolio	13
SAM Flexible Income Portfolio	14
SAM Strategic GrowthPortfo lio	15
Short-Term Income Account	16
SmallCapAccount	17
Financial Statements	18
Notes to Financial Statements	36
Schedules of Investments	52
Financial Highlights (Includes performance information)	92
Report of Independent Registered Public Accounting Firm	108
Shareholder Expense Example	109
Supplemental Information	112

Not FDIC or NCUA insured

May lose value • Not a deposit • No bank or credit union guarantee Not insured by any Federal government agency

Economic & Financial Market Review

The largest story in the global economic landscape was the upset victory of Donald Trump over Hillary Clinton in the 2016 presidential election. Equity markets rallied significantly in the aftermath of the election, while interest rates rose dramatically. The S&P 500 closed at 2,131 the day before the election and 2,239 on December 31, a gain of over 5 percent in six weeks. The U.S. dollar rallied, in lockstep with stocks, gaining 5 percent from pre-election values versus the euro.1 Conversely, bonds had the fourth-worst month in the history of the US Aggregate Index in November in the past 27 years, with the U.S. 10-year note moving from 1.83 percent on November 7 to close the year out at 2.45 percent.2

In terms of economic fundamentals, at the end of the fourth quarter of 2016, the global economy appeared to be in the middle of a mild reflation, with prices picking up in the United States, Europe, and China. At the same time, despite risks from rising populism, confidence was returning on both sides of the Atlantic.

Data in the U.S. was positive, especially consumer and business surveys. The Conference Board’s index reached 2001 levels and Bloomberg consumer comfort had the best year since 2007. The robust job market was part of the reason. Jobless claims stayed below 300,000 for the 95th consecutive week and unemployment rates fell sharply across the country.3 On a three-month average, real spending rose and capital goods orders jumped 0.9 percent. Housing data was mixed, with homebuilder confidence soaring to an 11-year high, but housing starts dropped nearly 19 percent. Mortgage rates hit a yearly high in December, but didn’t curb sales; existing home sales rose 0.7 percent, while new home sales rose 5.2 percent.3 Consumer spending growth rose, investment as well as state and local government spending was up, net exports added 0.85 percentage points, and profits were up for the first time in almost two years.3

Deflation is over in China. Producer prices rose 5.5 percent year-over-year in December, the strongest in five years.4 Industrial profits continued their upward surge in November, up 14.5 percent year-over-year, remarkable compared to the 2.3 percent fall in 2015. Business surveys remained solid.5

Eurozone business surveys continued to rise despite all the political uncertainty. In Italy, consumer confidence rose four points to 111 and manufacturing confidence hit the highest level in a year. Surveys in France, Germany, and Spain also rose.2

In Japan, data was generally decent. Industrial output increased 1.5 percent month-over-month. November real exports and the manufacturing survey were up. The Tankan index increased for the first time since 2015’s second quarter. Inflation is weak; the core consumer price index softened.2

1	Factset
2	Bloomberg
3	St. Louis Fed
4	CNBC
5	CEIC Data

1

Important Account Information

The following information applies to all accounts shown in the annual report (unless noted):

The line graphs on the following pages illustrate the growth of a hypothetical $10,000 investment. For each account, the illustration is based on performance of the Class 1 shares. The performance of the Class 2 shares will differ.

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional, or call 800-222-5852.

* Performance assumes reinvestment of all dividends and capital gains. Extended performance is calculated based on the historical performance of the Account’s oldest share class, adjusted for the fees and expenses of the share class shown. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

** Performance shown for the benchmark assumes reinvestment of all dividends and distributions. Indices are unmanaged, and individuals cannot invest directly in an index.

2

Diversified International Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/02/1994	0.36%	6.30%	0.82%
Class 2 Shares	01/08/2007	0.11%	6.03%	0.55%

What contributed to or detracted from Account performance during the fiscal year?

Diversified International invests primarily in foreign equity securities. The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Account typically invests in foreign securities of at least 30 countries. Primary consideration is given to securities of corporations of developed areas, such as Japan, Western Europe, Canada, Australia, and New Zealand; however, the Account also invests in emerging market securities. The Account invests in equity securities of small, medium, and large market capitalization companies.

Stock selection in Canada contributed, led by overweight to TransCanada Corporation, a leading energy infrastructure company that benefitted from the approval for the acquisition of Columbia Pipeline Group. Stock selection in the financials sector contributed, driven by an overweight to Toronto-Dominion Bank, one of the big five Canadian banks. Stock selection in the health care sector contributed, driven by an overweight to Actelion Limited, a profitable Swiss biotechnology company with their flagship product Tracleer, an endothelin receptor antagonist, marketed worldwide for the treatment of pulmonary arterial hypertension. Stock selection in the U.K. detracted, led by overweight to Taylor Wimpey plc., a U.K.-based homebuilder with a small presence in Spain. Stock selection in the consumer discretionary sector detracted, driven by overweight to Next Plc., a U.K.-based apparel and home furnishings retailer which underperformed due to management's cautious view of the U.K. consumer. Allocation to Novo Nordisk, a Danish pharmaceutical company specializing in treatments for diabetes and hemophilia, detracted largely due to sales of their established modern insulin product, Levemir, falling short of estimates.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

3

Equity Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	15.72%	12.53%	6.31%
Class 2 Shares	15.43%	12.24%	6.05%

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, the Equity Income Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities at the time of each purchase. The Account usually invests in equity securities of companies with large market capitalizations. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Value Index. The Account invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Account also invests in real estate investment trusts and securities of foreign issuers.

Applied Materials was a top contributor as a confluence of factors in its end markets led to record high sales and backlogs. Digital Realty Trust outperformed on top and bottom-line growth due to an accretive acquisition of TelX, which diversified its portfolio by expanding into the colocation and interconnection businesses, and additionally expanded into Europe. Microchip Technology contributed due to improvements in end market demand, and its acquisition of Atmel has proven more accretive than initially thought. Teva Pharmaceutical Industries detracted as generic pricing pressure weighed on top-line growth, raising concern the company overpaid for its acquisition of Allergan's generic business. Kroger detracted as deflation in food prices hampered top-line growth. Roche Holding Ltd detracted due to concerns that biosimilars will threaten revenue growth in the not-too-distant future.

4

Government & High Quality Bond Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	1.80%	2.09%	4.00%
Class 2 Shares	1.54%	1.85%	3.74%

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, the Government & High Quality Bond Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities issued by the U.S. government, its agencies or instrumentalities or securities that are rated, at the time of purchase, AAA by Standard & Poor's Ratings Services ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, in the opinion of the Sub-Advisor of comparable quality including but not limited to mortgage securities such as agency and non-agency collateralized mortgage obligations, and other obligations that are secured by mortgages or mortgage-backed securities (securitized products). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays Fixed-Rate MBS Index. The Account also invests in mortgage-backed securities that are not issued by the U.S. government, its agencies or instrumentalities or rated AAA by S&P, AAA by Fitch, or Aaa by Moody's, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities.

An allocation to agency CMO helped performance. An allocation to non-agency commercial mortgage-backed securities (CMBS) contributed to results. An allocation to Treasurys aided returns. An allocation to agency CMBS hindered performance. An allocation to cash detracted from results. An underweight to and security selection within low coupon Fannie Mae securities hindered results.

5

Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	5.72%	4.04%	5.46%
Class 2 Shares	5.52%	3.78%	5.22%

What contributed to or detracted from Account performance during the fiscal year?

Principal Income invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (securitized products) (including collateralized mortgage obligations), up to 35% of which may be in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated, at the time of purchase, Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") and BB+ or lower by Standard & Poor's Ratings Services ("S&P") (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). Under normal circumstances, the Account maintains an average portfolio duration that is within ±25% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. The Account also invests in foreign securities.

Allocation to high yield aided performance as credit spreads narrowed during the period. Issue selection within and underweight to U.S. Treasurys aided results. Overweight to energy aided performance. Security selection in consumer cyclicals detracted from performance. Security selection in insurance detracted. Exposure to asset-backed securities (ABS) hindered performance.

6

LargeCap Growth Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Columbus Circle Investors

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/02/1994	-5.13%	11.61%	5.73%
Class 2 Shares	01/08/2007	-5.38%	11.34%	5.47%

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, LargeCap Growth invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index. The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

IDEXX Laboratories, a provider of veterinary diagnostic testing tools and laboratory services, contributed after reporting better than expected financial results and raising organic growth outlook as it benefited from underlying strength of the veterinary market and success of its new direct distribution strategy. Burlington Stores, an operator of off-price retail stores, contributed as it benefited from favorable purchases of inventory. WellCare Health Plans, a managed care services company, contributed due to solid annual financial guidance, favorable preliminary rates for 2017 Medicare Advantage reimbursement levels, and an accretive acquisition. ServiceNow, a leading provider of cloud based software that automates and manages IT services, detracted after the company reported weaker than expected billings results due to a forecasting error and sales execution missteps. Nuance Communications, a leader in speech recognition technologies, detracted due to revenues that fell short of forecast in its mobile division. Level 3 Communications, a major fiber optic communications infrastructure provider, detracted after reporting mixed financial results as revenue for its key North American enterprise segment fell short of expectations due to an uptick in customer churn.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

7

MidCap Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	12/18/1987	10.37%	15.19%	10.18%
Class 2 Shares	09/09/2009	10.11%	14.90%	9.89%

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, MidCap invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with medium market capitalizations at the time of each purchase. For this Account, companies with medium market capitalizations are those with market capitalizations within the range of companies comprising the Russell Midcap® Index. The Account invests in foreign securities.

Aon, the world's largest insurance broker and a leading human resources consulting firm, contributed due to strong organic growth with improving margins. Colfax, a diversified industrial manufacturing company providing gas and fluid handling equipment as well as welding related products, contributed as it continued to show resilience as it has weathered some significant headwinds in end markets the last two years. Liberty Broadband, which consists of Liberty's domestic cable assets, notably Charter Communications, contributed due in part to the Charter/TWC deal clearing regulatory hurdles. CarMax, the largest used car retailer in the U.S., contributed due to healthy sales growth. Brookfield Asset Management is a global asset manager, owner, and operator of real asset-based businesses, contributed. LPL, a one-stop shop service for independent financial advisors, detracted due to concerns about the impact of market volatility on earnings, as well as uncertainty regarding the final ruling from the Department of Labor on requiring advisors to meet the fiduciary standard when providing advice on retirement money. Liberty Interactive, which owns the leading worldwide home shopping network, QVC, and a 38% economic interest in their primary competitor, HSN, detracted as QVC experienced a slowdown in sales growth during the summer months. Liberty Global, a large cable company with operations primarily in Europe, detracted due to uncertainty related to Brexit. Platform Specialty Products, a specialty chemical company, detracted, in part due to the headwind of cyclical weakness in the industrial and agricultural end markets. Liberty TripAdvisor Holdings, a holding company whose primary asset is an ownership stake in the online travel company, TripAdvisor, detracted.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

8

Principal Capital Appreciation Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	9.11%	13.61%	7.48%
Class 2 Shares	8.85%	13.34%	7.21%

What contributed to or detracted from Account performance during the fiscal year?

Principal Capital Appreciation invests primarily in equity securities of companies with any market capitalization, but has a greater exposure to large market capitalization companies than small or medium market capitalization companies. The Account invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Account does not have a policy of preferring one of these categories over the other.

Cimarex Energy outperformed, helped by the recovery in oil prices, increased production, and decreased operating costs. Waste Connections contributed due to its well-received merger with Progressive Waste Solutions in an all-stock deal. Microchip Technology contributed as it saw improvements in end market demand and its acquisition of Atmel has proven more accretive than initially thought. Perrigo detracted due to generic drug pricing pressure, departure of the long-time CEO, and a rocky integration of Omega, the branded consumer health care business it acquired in 2014. McKesson Corp underperformed as weaker generic drug pricing weighed on margins. Allergan detracted as it was negatively impacted by the U.S. Treasury Department's introduction of new inversion regulations, which effectively ended its attempted merger with Pfizer.

9

Real Estate Securities Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Real Estate Investors, LLC.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/01/1998	5.85%	12.31%	5.72%
Class 2 Shares	01/08/2007	5.53%	12.02%	5.45%

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, Real Estate Securities invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry at the time of each purchase. A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs") and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as those whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account invests in equity securities of small, medium, and large market capitalization companies.

Underweight to Public Storage contributed due to the concerns over accelerating growth deceleration, driven by limited occupancy potential, peaking rental pricing power, back to normal expense run rate, and uncertain impact from increasing new supply. Lack of allocation to HCP, Inc. has been a top contributor to performance as it has continued to lag because deterioration and operation struggles for its largest tenant HCR ManorCare has been an overhang for some time. Allocation to hotel stocks, including Hilton Hotels, contributed as investors sought real estate exposure with less interest rate sensitivity and a short-lease duration profile that would benefit from a higher inflation and a pro-growth, business friendly agenda that is expected from the Trump administration. Lack of allocation to Digital Realty Trust, Inc. was a detractor as data center owners have been some of the best performers in the real estate market during this period. Overweight to Simon Property Group detracted due to concerns that the company was participating in a consortium to bail-out retailer Aeropostale as well as a mixed earnings report that featured signs of reduced pricing power and continued fear regarding potential future retailer store closing activity. Underweight to hotel stocks, including Host Hotels, detracted as the sector enjoyed a strong fourth quarter as investors sought real estate exposure with less interest rate sensitivity and a short-lease duration profile that would benefit from a higher inflation and a pro-growth, business friendly agenda expected from the Trump administration.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

10

SAM Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	6.82%	8.47%	5.52%
Class 2 Shares	6.62%	8.21%	5.26%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic & tactical overweight to high yield bonds was the largest contributor, as the asset class increased in the risk-on environment. Strategic and tactical allocation to mid-cap value equities, which significantly outperformed their growth counterparts, aided performance. Strategic and tactical allocation to international developed market equities, which underperformed their U.S. counterparts, contributed to performance. Security selection in large-cap equities was the largest detractor. Strategic underweight to large-cap value equities in earlier months hindered performance for the year, reducing gains that came later in the period. Security selection in mid-cap value equities detracted.

11

SAM Conservative Balanced Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	6.37%	6.81%	5.29%
Class 2 Shares	6.08%	6.55%	5.03%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical overweight to high yield bonds was the largest contributor, as the asset class increased in the risk-on environment. Strategic and tactical underweight to Government bonds, which underperformed other fixed income asset classes, aided performance. Strategic and tactical overweight to mid-cap value equities, which significantly outperformed their growth counterparts, contributed. Security selection in large-cap equities was the largest detractor. Security selection in mid-cap value equities hindered performance. Security selection in commercial mortgage-backed securities (CMBS) detracted.

12

SAM Conservative Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	7.00%	9.82%	5.35%
Class 2 Shares	6.76%	9.54%	5.09%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical overweight to mid-cap value equities, which outperformed their growth counterparts, was the largest contributor to performance for the year. Strategic and tactical underweight to international developed market equities, which underperformed their U.S. counterparts, aided performance. Strategic and tactical overweight to high yield bonds contributed, as the asset class increased in the risk-on environment (a mood of the market where investors feel good about the future prospects of the economy). Security selection in large-cap equities was the largest detractor. Tactical overweight to equities and underweight to fixed income early in the year detracted as fixed income outperformed. Later in the year, the equity rebound from a more neutral positioning didn't help offset the earlier negative performance. Security selection in mid-cap value equities detracted.

13

SAM Flexible Income Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	7.04%	5.95%	5.29%
Class 2 Shares	6.73%	5.68%	5.02%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic and tactical overweight to high yield bonds was the largest contributor to performance for the year, as the asset class benefited in the risk-on environment. Strategic and tactical underweight to Government bonds, which underperformed other fixed income asset classes, aided performance. Strategic and tactical overweight to mid-cap value equities, which outperformed their growth counterparts, contributed. Security selection in large-cap equities was the largest detractor. Security selection in treasury inflation protected securities (TIPS) hindered performance. Security selection in commercial mortgage-backed securities (CMBS) detracted.

14

SAM Strategic Growth Portfolio

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	6.15%	10.80%	5.25%
Class 2 Shares	5.90%	10.52%	4.99%

What contributed to or detracted from Portfolio performance during the fiscal year?

Principal Strategic Asset Management (SAM) Portfolios invest wholly in the shares of the underlying funds.

Strategic underweight to international developed market equities, which underperformed their U.S. counterparts, was the largest contributor. Strategic and tactical allocation to mid-cap value equities, which outperformed their growth counterparts, aided performance for the year. Strategic underweight to large-cap growth equities, which underperformed their value counterparts, contributed to performance for the year. Security selection in large-cap equities was the largest detractor. Security selection in mid-cap value equities hindered performance for the year. Strategic underweight to large-cap value equities in earlier months negatively contributed to performance for the year, reducing gains that came later in the period.

15

Short-Term Income Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Edge Asset Management, Inc.

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	1-Year	5-Year	10-Year
Class 1 Shares	2.14%	2.13%	2.98%
Class 2 Shares	2.01%	1.90%	2.73%

What contributed to or detracted from Account performance during the fiscal year?

Short-Term Income invests primarily in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated BBB- or higher by Standard & Poor's Ratings Services or Baa3 or higher by Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor of comparable quality. Under normal circumstances, the Account maintains an effective maturity of five years or less and an average portfolio duration that is within ±15% of the duration of the Bloomberg Barclays Credit 1-3 Year Index. The Account's investments also include corporate securities, U.S. and foreign government securities, mortgage-backed and asset backed securities (securitized products), and real estate investment trust ("REIT") securities. The Account invests in securities denominated in foreign currencies and in securities of foreign issuers.

Security selection in energy contributed to performance. Lack of allocation to supranationals aided results during the period. Issue selection in U.S. Government agency debt aided performance over the past year. An allocation to CMBS detracted. An underweight to and security selection within finance companies hindered performance. Security selection in natural gas detracted from results.

16

SmallCap Account

Investment Advisor: Principal Management Corporation
Sub-Advisor: Principal Global Investors, LLC

Value of a $10,000 Investment* December 31, 2006 - December 31, 2016

Average Annual Total Returns* as of December 31, 2016
	Inception Date***	1-Year	5-Year	10-Year
Class 1 Shares	05/01/1998	17.39%	15.84%	7.21%
Class 2 Shares	02/17/2015	17.15%	15.57%	6.96%

What contributed to or detracted from Account performance during the fiscal year?

Under normal circumstances, SmallCap invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Account, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000® Index.

Stock selection in the health care and financials sectors contributed the most. Performance in the health care sector was primarily driven by a below-benchmark allocation to the weak biotechnology industry and lack of allocation among the troubled hospitals and specialty pharmacies. Performance in the financials sector was primarily driven by favorable earnings report from its holdings in banks. The five individual stocks contributing most to the portfolio were MasTec, a provider of construction and installation services for communication companies and utilities; Trinseo, a chemical company making plastics, latex and synthetic rubber; IBERIABANK, a Louisiana-based commercial bank operating in seven southeastern states; Great Western Bancorp, a Midwestern bank; and Advanced Energy Industries, a manufacturer of power management subsystems that go into semiconductor manufacturing equipment. Stock selection in the information technology, consumer staples, and materials sectors detracted the most. Performance for the information technology sector was primarily driven by disappointing earnings reports from its holdings in communication equipment companies. Consumer staples' performance was primarily driven by its holdings in grocery retailers and wholesalers adversely affected by continued food deflation. Performance in the materials sector was primarily driven by an absence of holdings among metals and mining companies that were beneficiaries of rebounding steel prices. Performance in consumer discretionary was primarily driven by disappointing earnings reports among holdings in specialty retailers. The five individual stocks whose performance detracted most from the portfolio were Michaels Companies, which operates a chain of arts and crafts retail stores; Manhattan Associates, which provides retailers, grocers and wholesalers with software systems for supply-chain management; SUPERVALU, a food retailer and distributor; lack of allocation to Advanced Micro Devices, a semiconductor producer; and Office Depot.

*** Extended performance is calculated based on the historical performance of the Fund’s Class 1 share class, adjusted for the fees and expenses of the share class shown.

17

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

	Diversified		Government &
	International	Equity Income	High Quality
Amounts in thousands, except per share amounts	Account	Account	Bond Account
Investment in securities--at cost	$220,485	$337,205	$255,581
Foreign currency--at cost	$14	$–	$–
Assets
Investment in securities--at value	$244,560	$549,142	$249,638
Foreign currency--at value	14	–	–
Cash	38	–	–
Receivables:
Dividends and interest	817	1,471	1,329
Fund shares sold	69	95	79
Investment securities sold	166	454	–
Total Assets	245,664	551,162	251,046
Liabilities
Accrued management and investment advisory fees	176	230	106
Accrued distribution fees	–	5	–
Accrued custodian fees	31	–	–
Accrued directors' expenses	1	2	1
Accrued other expenses	6	12	5
Payables:
Fund shares redeemed	91	372	25
Investment securities purchased	–	515	982
Total Liabilities	305	1,136	1,119
Net Assets Applicable to Outstanding Shares	$245,359	$550,026	$249,927

Net Assets Consist of:
Capital shares and additional paid-in-capital	$318,225	$299,173	$251,268
Accumulated undistributed (overdistributed) net investment income (loss)	4,380	16,154	9,894
Accumulated undistributed (overdistributed) net realized gain (loss)	(101,266)	22,762	(5,292)
Net unrealized appreciation (depreciation) of investments	24,075	211,937	(5,943)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign
currency	(55)	–	–
Total Net Assets	$245,359	$550,026	$249,927
Capital Stock (par value: $.01 per share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$243,997	$525,829	$247,620
Shares issued and outstanding	18,186	22,668	24,811
Net Asset Value per share	$13.42	$23.20	$9.98
Class 2: Net Assets	$1,362	$24,197	$2,307
Shares issued and outstanding	101	1,051	231
Net Asset Value per share	$13.52	$23.03	$9.98

See accompanying notes.

18

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

		LargeCap
Amounts in thousands, except per share amounts	Income Account	Growth Account	MidCap Account
Investment in securities--at cost	$223,896	$86,934	$410,985
Assets
Investment in securities--at value	$231,648	$97,102	$590,566
Cash	8	–	263
Receivables:
Dividends and interest	2,013	78	287
Fund shares sold	119	29	46
Investment securities sold	–	–	1,482
Total Assets	233,788	97,209	592,644
Liabilities
Accrued management and investment advisory fees	97	57	270
Accrued distribution fees	1	–	3
Accrued directors' expenses	1	1	3
Accrued other expenses	4	3	5
Payables:
Fund shares redeemed	63	27	164
Investment securities purchased	2,053	–	580
Total Liabilities	2,219	88	1,025
Net Assets Applicable to Outstanding Shares	$231,569	$97,121	$591,619

Net Assets Consist of:
Capital shares and additional paid-in-capital	$218,954	$87,935	$370,616
Accumulated undistributed (overdistributed) net investment income (loss)	8,565	454	4,005
Accumulated undistributed (overdistributed) net realized gain (loss)	(3,702)	(1,436)	37,417
Net unrealized appreciation (depreciation) of investments	7,752	10,168	179,581
Total Net Assets	$231,569	$97,121	$591,619
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	300,000	105,000
Net Asset Value Per Share:
Class 1: Net Assets	$228,874	$96,198	$576,634
Shares issued and outstanding	22,130	3,942	11,315
Net Asset Value per share	$10.34	$24.40	$50.96
Class 2: Net Assets	$2,695	$923	$14,985
Shares issued and outstanding	262	38	296
Net Asset Value per share	$10.30	$24.29	$50.69

See accompanying notes.

19

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

	Principal Capital
	Appreciation	Real Estate	SAM
Amounts in thousands, except per share amounts	Account	Securities Account	Balanced Portfolio
Investment in securities--at cost	$108,912	$126,485	$296
Investment in affiliated Accounts--at cost	$–	$–	$697,595
Assets
Investment in securities--at value	$153,453	$162,403	$296
Investment in affiliated Accounts--at value	–	–	769,419
Receivables:
Dividends and interest	245	789	212
Fund shares sold	16	49	34
Investment securities sold	1,270	–	899
Total Assets	154,984	163,241	770,860
Liabilities
Accrued management and investment advisory fees	82	120	152
Accrued distribution fees	2	1	21
Accrued directors' expenses	1	1	3
Accrued other expenses	4	3	3
Payables:
Fund shares redeemed	31	141	933
Investment securities purchased	251	–	139
Total Liabilities	371	266	1,251
Net Assets Applicable to Outstanding Shares	$154,613	$162,975	$769,609

Net Assets Consist of:
Capital shares and additional paid-in-capital	$110,146	$109,329	$667,957
Accumulated undistributed (overdistributed) net investment income (loss)	2,001	2,534	16,288
Accumulated undistributed (overdistributed) net realized gain (loss)	(2,075)	15,194	13,540
Net unrealized appreciation (depreciation) of investments	44,541	35,918	71,824
Total Net Assets	$154,613	$162,975	$769,609
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$147,193	$158,760	$672,562
Shares issued and outstanding	6,148	7,454	46,574
Net Asset Value per share	$23.94	$21.30	$14.44
Class 2: Net Assets	$7,420	$4,215	$97,047
Shares issued and outstanding	313	197	6,788
Net Asset Value per share	$23.71	$21.36	$14.30

See accompanying notes.

20

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands, except per share amounts	Balanced Portfolio	Growth Portfolio	Income Portfolio
Investment in securities--at cost	$149	$117	$134
Investment in affiliated Accounts--at cost	$187,922	$280,815	$201,687
Assets
Investment in securities--at value	$149	$117	$134
Investment in affiliated Accounts--at value	201,175	302,478	216,368
Receivables:
Dividends and interest	107	54	144
Fund shares sold	198	84	104
Total Assets	201,629	302,733	216,750
Liabilities
Accrued management and investment advisory fees	39	59	42
Accrued distribution fees	4	23	4
Accrued directors' expenses	1	1	1
Accrued other expenses	3	3	3
Payables:
Fund shares redeemed	81	46	12
Investment securities purchased	194	70	210
Total Liabilities	322	202	272
Net Assets Applicable to Outstanding Shares	$201,307	$302,531	$216,478

Net Assets Consist of:
Capital shares and additional paid-in-capital	$183,347	$270,795	$196,121
Accumulated undistributed (overdistributed) net investment income (loss)	5,415	4,840	7,132
Accumulated undistributed (overdistributed) net realized gain (loss)	(708)	5,233	(1,456)
Net unrealized appreciation (depreciation) of investments	13,253	21,663	14,681
Total Net Assets	$201,307	$302,531	$216,478
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$183,830	$194,284	$196,393
Shares issued and outstanding	15,979	11,283	15,779
Net Asset Value per share	$11.50	$17.22	$12.45
Class 2: Net Assets	$17,477	$108,247	$20,085
Shares issued and outstanding	1,536	6,364	1,627
Net Asset Value per share	$11.38	$17.01	$12.34

See accompanying notes.

21

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

	SAM Strategic	Short-Term	SmallCap
Amounts in thousands, except per share amounts	Growth Portfolio	Income Account	Account(a)
Investment in securities--at cost	$301	$172,991	$180,706
Investment in affiliated Accounts--at cost	$241,546	$–	$–
Assets
Investment in securities--at value	$301	$172,440	$214,557
Investment in affiliated Accounts--at value	248,658	–	–
Cash	–	–	2
Receivables:
Dividends and interest	69	899	235
Expense reimbursement from Manager	–	1	–
Fund shares sold	65	12	197
Investment securities sold	–	–	68
Total Assets	249,093	173,352	215,059
Liabilities
Accrued management and investment advisory fees	49	73	149
Accrued distribution fees	22	1	1
Accrued directors' expenses	1	1	1
Accrued other expenses	3	5	5
Payables:
Fund shares redeemed	43	331	54
Investment securities purchased	22	331	–
Total Liabilities	140	742	210
Net Assets Applicable to Outstanding Shares	$248,953	$172,610	$214,849

Net Assets Consist of:
Capital shares and additional paid-in-capital	$232,729	$178,302	$183,041
Accumulated undistributed (overdistributed) net investment income (loss)	3,643	3,181	2,087
Accumulated undistributed (overdistributed) net realized gain (loss)	5,469	(8,322)	(4,130)
Net unrealized appreciation (depreciation) of investments	7,112	(551)	33,851
Total Net Assets	$248,953	$172,610	$214,849
Capital Stock (par value: $.01 per share):
Shares authorized	200,000	400,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$145,083	$170,538	$209,911
Shares issued and outstanding	7,827	67,030	13,799
Net Asset Value per share	$18.54	$2.54	$15.21
Class 2: Net Assets	$103,870	$2,072	$4,938
Shares issued and outstanding	5,666	819	326
Net Asset Value per share	$18.33	$2.53	$15.17

(a)	Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.

See accompanying notes.

22

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

	Diversified		Government &
	International	Equity	High Quality
Amounts in thousands	Account	Income Account	Bond Account
Net Investment Income (Loss)
Income:
Dividends	$7,729	$16,492	$12
Withholding tax	(872)	(231)	–
Interest	–	–	10,180
Total Income	6,857	16,261	10,192
Expenses:
Management and investment advisory fees	2,176	2,641	1,355
Distribution Fees - Class 2	3	59	6
Custodian fees	80	10	5
Directors' expenses	8	14	8
Professional fees	55	2	4
Other expenses	2	1	1
Total Expenses	2,324	2,727	1,379
Net Investment Income (Loss)	4,533	13,534	8,813

Net Realized and Unrealized Gain (Loss) on Investments and Foreign currencies
Net realized gain (loss) from:
Investment transactions (net of foreign taxes of $3, $0 and $0, respectively)	(3,173)	32,296	(244)
Foreign currency transactions	(126)	–	–
Litigation settlement	240	–	–
Change in unrealized appreciation/depreciation of:
Investments	(958)	32,778	(3,073)
Translation of assets and liabilities in foreign currencies	69	–	–
Net Realized and Unrealized Gain (Loss) on Investmentsand
Foreign currencies	(3,948)	65,074	(3,317)
Net Increase (Decrease) in Net Assets Resulting from Operations	$585	$78,608	$5,496

See accompanying notes.

23

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

		LargeCap
Amounts in thousands	Income Account	Growth Account	MidCap Account
Net Investment Income (Loss)
Income:
Dividends	$15	$1,189	$7,155
Withholding tax	–	–	(155)
Interest	10,131	–	–
Total Income	10,146	1,189	7,000
Expenses:
Management and investment advisory fees	1,219	721	3,218
Distribution Fees - Class 2	7	3	37
Custodian fees	3	2	5
Directors' expenses	7	5	15
Professional fees	4	4	4
Other expenses	1	–	4
Total Expenses	1,241	735	3,283
Net Investment Income (Loss)	8,905	454	3,717

Net Realized and Unrealized Gain (Loss) on Investments and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(737)	10,936	49,933
Change in unrealized appreciation/depreciation of:
Investments	6,017	(17,383)	5,604
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign currencies	5,280	(6,447)	55,537
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,185	$(5,993)	$59,254

See accompanying notes.

24

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

	Principal Capital
	Appreciation	Real Estate	SAM
Amounts in thousands	Account	Securities Account	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$–	$–	$18,370
Dividends	3,026	3,734	1
Withholding tax	(4)	–	–
Total Income	3,022	3,734	18,371
Expenses:
Management and investment advisory fees	972	1,448	1,817
Distribution Fees - Class 2	19	7	241
Custodian fees	3	2	–
Directors' expenses	6	6	19
Professional fees	4	4	3
Other expenses	–	1	2
Total Expenses	1,004	1,468	2,082
Net Investment Income (Loss)	2,018	2,266	16,289

Net Realized and Unrealized Gain (Loss) on Investments and Foreign currencies
Net realized gain (loss) from:
Investment transactions	(887)	15,753	19
Investment transactions in affiliated Accounts	–	–	(3,887)
Capital gain distribution received from affiliated Accounts	–	–	21,324
Change in unrealized appreciation/depreciation of:
Investments	12,207	(9,074)	–
Investments in affiliated Accounts	–	–	18,450
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign currencies	11,320	6,679	35,906
Net Increase (Decrease) in Net Assets Resulting from Operations	$13,338	$8,945	$52,195

See accompanying notes.

25

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

	SAM Conservative	SAM Conservative	SAM Flexible
Amounts in thousands	Balanced Portfolio	Growth Portfolio	Income Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$5,941	$5,789	$7,690
Total Income	5,941	5,789	7,690
Expenses:
Management and investment advisory fees	472	673	494
Distribution Fees - Class 2	44	262	51
Directors' expenses	7	9	7
Professional fees	3	3	3
Other expenses	–	1	–
Total Expenses	526	948	555
Net Investment Income (Loss)	5,415	4,841	7,135

Net Realized and Unrealized Gain (Loss) on Investments and Foreign currencies
Net realized gain (loss) from:
Investment transactions in affiliated Accounts	(1,867)	(4,439)	(700)
Capital gain distribution received from affiliated Accounts	3,711	11,035	1,973
Change in unrealized appreciation/depreciation of:
Investments in affiliated Accounts	5,463	8,423	6,051
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign currencies	7,307	15,019	7,324
Net Increase (Decrease) in Net Assets Resulting from Operations	$12,722	$19,860	$14,459

See accompanying notes.

26

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2016

	SAM Strategic	Short-Term	SmallCap
Amounts in thousands	Growth Portfolio	Income Account	Account(a)
Net Investment Income (Loss)
Income:
Dividends from affiliated Accounts	$4,442	$–	$ –
Dividends	1	11	3,800
Interest	–	4,010	–
Total Income	4,443	4,021	3,800
Expenses:
Management and investment advisory fees	545	836	1,640
Distribution Fees - Class 2	244	5	11
Custodian fees	–	7	5
Directors' expenses	7	5	7
Professional fees	3	4	4
Other expenses	1	–	–
Total Gross Expenses	800	857	1,667
Less: Reimbursement from Manager - Class 1	–	17	–
Total Net Expenses	800	840	1,667
Net Investment Income (Loss)	3,643	3,181	2,133

Net Realized and Unrealized Gain (Loss) on Investments and Foreign currencies
Net realized gain (loss) from:
Investment transactions	–	198	(4,061)
Investment transactions in affiliated Accounts	(2,328)	–	–
Capital gain distribution received from affiliated Accounts	9,209	–	–
Change in unrealized appreciation/depreciation of:
Investments	–	429	34,024
Investments in affiliated Accounts	3,587	–	–
Net Realized and Unrealized Gain (Loss) on Investments and
Foreign currencies	10,468	627	29,963
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,111	$3,808	$32,096

(a)	Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.

See accompanying notes.

27

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified
Amounts in thousands	International Account		Equity Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$4,533	$6,425	$13,534	$14,903
Net realized gain (loss) on investments and foreign currencies	(3,059)	30,288	32,296	28,852
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	(889)	(32,671)	32,778	(66,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	585	4,042	78,608	(22,255)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,929)	(7,388)	(13,921)	(13,573)
Class 2	(28)	(32)	(587)	(555)
From net realized gain on investments:
Class 1	–	–	(25,545)	–
Class 2	–	–	(1,190)	–
Total Dividends and Distributions	(5,957)	(7,420)	(41,243)	(14,128)

Capital Share Transactions
Shares sold:
Class 1	10,931	16,905	23,118	37,699
Class 2	89	348	798	1,801
Shares issued in reinvestment of dividends and distributions:
Class 1	5,929	7,388	39,466	13,573
Class 2	28	32	1,777	555
Shares redeemed:
Class 1	(40,817)	(176,857)	(85,653)	(102,756)
Class 2	(89)	(238)	(3,186)	(3,046)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,929)	(152,422)	(23,680)	(52,174)
Total Increase (Decrease)	(29,301)	(155,800)	13,685	(88,557)

Net Assets
Beginning of period	274,660	430,460	536,341	624,898
End of period (including undistributed net investment income as set forth below)	$245,359	$274,660	$550,026	$536,341
Undistributed (Overdistributed) Net Investment Income (Loss)	$4,380	$5,527	$16,154	$17,695

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	818	1,167	1,041	1,674
Class 2	7	24	35	80
Shares issued in reinvestment of dividends and distributions:
Class 1	428	513	1,769	600
Class 2	2	2	80	25
Shares redeemed:
Class 1	(3,042)	(12,171)	(3,824)	(4,521)
Class 2	(7)	(16)	(143)	(136)
Net Increase (Decrease)	(1,794)	(10,481)	(1,042)	(2,278)

See accompanying notes.

28

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Government & High
Amounts in thousands	Quality Bond Account		Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$8,813	$7,956	$8,905	$9,878
Net realized gain (loss) on investments and foreign currencies	(244)	1,203	(737)	2,468
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	(3,073)	(6,505)	6,017	(14,058)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,496	2,654	14,185	(1,712)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(9,018)	(9,930)	(10,488)	(11,705)
Class 2	(87)	(58)	(139)	(108)
From net realized gain on investments:
Class 1	(44)	(402)	–	–
Class 2	(1)	(2)	–	–
Total Dividends and Distributions	(9,150)	(10,392)	(10,627)	(11,813)

Capital Share Transactions
Shares sold:
Class 1	21,631	16,889	10,644	11,316
Class 2	1,294	1,035	901	45
Shares issued in reinvestment of dividends and distributions:
Class 1	9,062	10,332	10,488	11,705
Class 2	88	60	139	108
Shares redeemed:
Class 1	(66,133)	(47,392)	(50,552)	(30,469)
Class 2	(857)	(115)	(805)	(617)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(34,915)	(19,191)	(29,185)	(7,912)
Total Increase (Decrease)	(38,569)	(26,929)	(25,627)	(21,437)

Net Assets
Beginning of period	288,496	315,425	257,196	278,633
End of period (including undistributed net investment income as set forth below)	$249,927	$288,496	$231,569	$257,196
Undistributed (Overdistributed) Net Investment Income (Loss)	$9,894	$9,104	$8,565	$9,295

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,104	1,625	1,016	1,049
Class 2	125	98	86	4
Shares issued in reinvestment of dividends and distributions:
Class 1	893	1,018	999	1,129
Class 2	8	6	13	10
Shares redeemed:
Class 1	(6,396)	(4,568)	(4,774)	(2,866)
Class 2	(83)	(11)	(77)	(57)
Net Increase (Decrease)	(3,349)	(1,832)	(2,737)	(731)

See accompanying notes.

29

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Growth Account		MidCap Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$454	$285	$3,717	$2,468
Net realized gain (loss) on investments and foreign currencies	10,936	4,953	49,933	100,918
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	(17,383)	862	5,604	(90,200)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,993)	6,100	59,254	13,186

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(284)	(173)	(2,454)	(3,384)
Class 2	(1)	–	(21)	(44)
From net realized gain on investments:
Class 1	–	–	(98,662)	(69,262)
Class 2	–	–	(2,445)	(1,683)
Total Dividends and Distributions	(285)	(173)	(103,582)	(74,373)

Capital Share Transactions
Shares sold:
Class 1	4,727	6,552	11,079	23,039
Class 2	519	504	244	433
Shares issued in reinvestment of dividends and distributions:
Class 1	284	173	101,116	72,646
Class 2	1	–	2,466	1,727
Shares redeemed:
Class 1	(20,972)	(17,325)	(109,754)	(95,380)
Class 2	(635)	(108)	(1,884)	(1,394)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(16,076)	(10,204)	3,267	1,071
Total Increase (Decrease)	(22,354)	(4,277)	(41,061)	(60,116)

Net Assets
Beginning of period	119,475	123,752	632,680	692,796
End of period (including undistributed net investment income as set forth below)	$97,121	$119,475	$591,619	$632,680
Undistributed (Overdistributed) Net Investment Income (Loss)	$454	$285	$4,005	$3,426

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	194	256	208	381
Class 2	21	20	5	7
Shares issued in reinvestment of dividends and distributions:
Class 1	11	7	2,003	1,237
Class 2	–	–	49	30
Shares redeemed:
Class 1	(853)	(676)	(2,074)	(1,574)
Class 2	(26)	(4)	(35)	(24)
Net Increase (Decrease)	(653)	(397)	156	57

See accompanying notes.

30

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal Capital
Amounts in thousands	Appreciation Account		Real Estate Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$2,018	$1,733	$2,266	$2,514
Net realized gain (loss) on investments and foreign currencies	(887)	1,188	15,753	14,073
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	12,207	(2,462)	(9,074)	(10,156)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,338	459	8,945	6,431

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,663)	(404)	(2,262)	(2,423)
Class 2	(69)	(3)	(30)	(27)
From net realized gain on investments:
Class 1	(1,127)	(2,851)	(13,801)	(4,938)
Class 2	(60)	(134)	(205)	(56)
Total Dividends and Distributions	(2,919)	(3,392)	(16,298)	(7,444)

Capital Share Transactions
Shares sold:
Class 1	3,089	3,759	18,296	18,700
Class 2	832	702	2,880	1,699
Shares issued in acquisition:
Class 1	N/A	139,230	N/A	N/A
Class 2	N/A	1,001	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	2,790	3,255	16,063	7,361
Class 2	129	137	235	83
Shares redeemed:
Class 1	(23,315)	(21,791)	(27,728)	(32,474)
Class 2	(1,580)	(1,192)	(704)	(263)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,055)	125,101	9,042	(4,894)
Total Increase (Decrease)	(7,636)	122,168	1,689	(5,907)

Net Assets
Beginning of period	162,249	40,081	161,286	167,193
End of period (including undistributed net investment income as set forth below)	$154,613	$162,249	$162,975	$161,286
Undistributed (Overdistributed) Net Investment Income (Loss)	$2,001	$1,745	$2,534	$2,560

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	137	169	819	826
Class 2	38	30	129	75
Shares issued in acquisition:
Class 1	N/A	6,089	N/A	N/A
Class 2	N/A	44	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	119	143	720	339
Class 2	6	6	10	4
Shares redeemed:
Class 1	(1,030)	(967)	(1,259)	(1,458)
Class 2	(70)	(53)	(31)	(12)
Net Increase (Decrease)	(800)	5,461	388	(226)

See accompanying notes.

31

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Conservative
Amounts in thousands	SAM Balanced Portfolio		Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$16,289	$16,480	$5,415	$5,189
Net realized gain (loss) on investments and foreign currencies	17,456	50,604	1,844	8,204
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	18,450	(73,516)	5,463	(14,940)
Net Increase (Decrease) in Net Assets Resulting from Operations	52,195	(6,432)	12,722	(1,547)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(14,648)	(22,820)	(4,787)	(6,438)
Class 2	(1,830)	(2,672)	(401)	(547)
From net realized gain on investments:
Class 1	(42,234)	(58,520)	(7,189)	(9,390)
Class 2	(5,993)	(7,497)	(669)	(857)
Total Dividends and Distributions	(64,705)	(91,509)	(13,046)	(17,232)

Capital Share Transactions
Shares sold:
Class 1	17,710	24,942	12,758	18,108
Class 2	7,262	9,886	995	4,029
Shares issued in reinvestment of dividends and distributions:
Class 1	56,882	81,340	11,976	15,828
Class 2	7,823	10,169	1,070	1,404
Shares redeemed:
Class 1	(124,098)	(113,505)	(34,175)	(29,800)
Class 2	(12,908)	(12,203)	(2,352)	(2,783)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(47,329)	629	(9,728)	6,786
Total Increase (Decrease)	(59,839)	(97,312)	(10,052)	(11,993)

Net Assets
Beginning of period	829,448	926,760	211,359	223,352
End of period (including undistributed net investment income as set forth below)	$769,609	$829,448	$201,307	$211,359
Undistributed (Overdistributed) Net Investment Income (Loss)	$16,288	$16,475	$5,415	$5,188

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,215	1,554	1,101	1,476
Class 2	500	616	87	326
Shares issued in reinvestment of dividends and distributions:
Class 1	3,950	5,380	1,042	1,341
Class 2	548	678	94	120
Shares redeemed:
Class 1	(8,502)	(7,117)	(2,964)	(2,420)
Class 2	(892)	(762)	(203)	(229)
Net Increase (Decrease)	(3,181)	349	(843)	614

See accompanying notes.

32

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative
Amounts in thousands	Growth Portfolio		SAM Flexible Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$4,841	$4,017	$7,135	$7,074
Net realized gain (loss) on investments and foreign currencies	6,596	18,450	1,273	5,358
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	8,423	(25,979)	6,051	(15,437)
Net Increase (Decrease) in Net Assets Resulting from Operations	19,860	(3,512)	14,459	(3,005)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,733)	(4,461)	(6,448)	(7,549)
Class 2	(1,285)	(2,142)	(626)	(733)
From net realized gain on investments:
Class 1	(10,021)	(12,644)	(3,768)	(5,112)
Class 2	(5,670)	(6,779)	(397)	(529)
Total Dividends and Distributions	(19,709)	(26,026)	(11,239)	(13,923)

Capital Share Transactions
Shares sold:
Class 1	15,068	20,596	17,181	16,242
Class 2	7,358	13,112	1,602	7,048
Shares issued in reinvestment of dividends and distributions:
Class 1	12,754	17,105	10,216	12,661
Class 2	6,955	8,921	1,023	1,262
Shares redeemed:
Class 1	(27,690)	(23,015)	(34,729)	(28,075)
Class 2	(9,802)	(10,666)	(3,971)	(5,419)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,643	26,053	(8,678)	3,719
Total Increase (Decrease)	4,794	(3,485)	(5,458)	(13,209)

Net Assets
Beginning of period	297,737	301,222	221,936	235,145
End of period (including undistributed net investment income as set forth below)	$302,531	$297,737	$216,478	$221,936
Undistributed (Overdistributed) Net Investment Income (Loss)	$4,840	$4,017	$7,132	$7,073

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	886	1,102	1,375	1,243
Class 2	436	708	130	536
Shares issued in reinvestment of dividends and distributions:
Class 1	745	958	820	1,011
Class 2	411	505	83	102
Shares redeemed:
Class 1	(1,612)	(1,231)	(2,782)	(2,174)
Class 2	(579)	(577)	(320)	(416)
Net Increase (Decrease)	287	1,465	(694)	302

See accompanying notes.

33

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SAM Strategic Growth Portfolio		Short-Term Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Operations
Net investment income (loss)	$3,643	$3,232	$3,181	$3,583
Net realized gain (loss) on investments and foreign currencies	6,881	14,756	198	(32)
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	3,587	(22,288)	429	(1,547)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,111	(4,300)	3,808	2,004

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,030)	(3,221)	(3,533)	(4,419)
Class 2	(1,201)	(1,996)	(47)	(40)
From net realized gain on investments:
Class 1	(7,617)	(10,578)	–	–
Class 2	(5,429)	(7,305)	–	–
Total Dividends and Distributions	(16,277)	(23,100)	(3,580)	(4,459)

Capital Share Transactions
Shares sold:
Class 1	13,805	22,084	41,622	23,745
Class 2	9,704	10,077	1,395	1,163
Shares issued in reinvestment of dividends and distributions:
Class 1	9,647	13,799	3,533	4,419
Class 2	6,630	9,301	47	40
Shares redeemed:
Class 1	(19,319)	(16,304)	(35,684)	(132,587)
Class 2	(7,350)	(8,864)	(849)	(594)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,117	30,093	10,064	(103,814)
Total Increase (Decrease)	10,951	2,693	10,292	(106,269)

Net Assets
Beginning of period	238,002	235,309	162,318	268,587
End of period (including undistributed net investment income as set forth below)	$248,953	$238,002	$172,610	$162,318
Undistributed (Overdistributed) Net Investment Income (Loss)	$3,643	$3,231	$3,181	$3,580

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	752	1,080	16,232	9,199
Class 2	533	498	545	449
Shares issued in reinvestment of dividends and distributions:
Class 1	521	712	1,385	1,740
Class 2	361	484	19	16
Shares redeemed:
Class 1	(1,053)	(798)	(13,948)	(51,006)
Class 2	(404)	(442)	(333)	(231)
Net Increase (Decrease)	710	1,534	3,900	(39,833)

See accompanying notes.

34

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Account(a)
	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015 (b)
Operations
Net investment income (loss)	$2,133	$581
Net realized gain (loss) on investments and foreign currencies	(4,061)	8,464
Change in unrealized appreciation/depreciation of investments
and translation of assets and liabilities in foreign currencies	34,024	(19,142)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,096	(10,097)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(484)	(139)
Class 2	(4)	(3)
From net realized gain on investments:
Class 1	(8,270)	(6,835)
Class 2	(204)	(147)
Total Dividends and Distributions	(8,962)	(7,124)

Capital Share Transactions
Shares sold:
Class 1	8,874	9,007
Class 2	353	1,824
Shares issued in acquisition:
Class 1	N/A	166,992
Class 2	N/A	4,615
Shares issued in reinvestment of dividends and distributions:
Class 1	8,754	6,974
Class 2	208	150
Shares redeemed:
Class 1	(35,635)	(25,589)
Class 2	(706)	(1,567)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(18,152)	162,406
Total Increase (Decrease)	4,982	145,185

Net Assets
Beginning of period	209,867	64,682
End of period (including undistributed net investment income as set forth below)	$214,849	$209,867
Undistributed (Overdistributed) Net Investment Income (Loss)	$2,087	$599

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	654	627
Class 2	27	121
Shares issued in acquisition:
Class 1	N/A	11,187
Class 2	N/A	309
Shares issued in reinvestment of dividends and distributions:
Class 1	630	475
Class 2	15	10
Shares redeemed:
Class 1	(2,644)	(1,754)
Class 2	(50)	(106)
Net Increase (Decrease)	(1,368)	10,869

(a)	Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.
(b)	Period from February 17, 2015, date operations commenced, through December 31, 2015 for Class 2 shares.

See accompanying notes.

35

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. The financial statements for Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, MidCap Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and SmallCap Account, (known as the “Accounts”), are presented herein.

Each of the Accounts is an investment company and applies specialized accounting and reporting under Accounting Standards Codification Topic 946, Financial Services - Investment Companies. Each of the Accounts was an investment company at all times during the year. The Accounts have not provided financial support, and are not contractually required to provide financial support to any investee.

Effective February 17, 2015, the initial purchase of $10,000 of Class 2 shares of SmallCap Account was made by Principal Management Corporation (the “Manager”).

Effective April 17, 2015, Principal Capital Appreciation Account acquired all the assets and assumed all the liabilities of LargeCap Blend Account II pursuant to a plan of acquisition approved by shareholders on April 10, 2015. The purpose of the acquisition was to combine two accounts managed by the Manager with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 16,768,000 shares from LargeCap Blend Account II for 6,133,000 shares valued at $140,231,000 of Principal Capital Appreciation Account at an approximate exchange rate of .37 for Class 1 and Class 2 shares. The investment securities of LargeCap Blend Account II, with a fair value of approximately $133,987,000 and a cost of $121,386,000, were the primary asset acquired by Principal Capital Appreciation Account on April 17, 2015. For financial reporting purposes, assets received and shares issued by Principal Capital Appreciation Account were recorded at fair value; however the cost basis of the investments received from LargeCap Blend Account II was carried forward to align ongoing reporting of Principal Capital Appreciation Account. The aggregate net assets of LargeCap Blend Account II and Principal Capital Appreciation Account immediately prior to the acquisition in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) were approximately $140,231,000 ($1,448,000 of accumulated realized losses and $12,601,000 of unrealized appreciation) and $40,552,000, respectively. The aggregate net assets of Principal Capital Appreciation Account immediately following the acquisition were $180,783,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal year for Principal Capital Appreciation Account, Principal Capital Appreciation Account’s pro forma results of operations for the year ended December 31, 2015, would have been $2,211,000 of net investment income, $139,000 of net realized and unrealized gain on investments, and $2,350,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Blend Account II that have been included in Principal Capital Appreciation Account’s statement of operations since April 17, 2015.

Effective April 17, 2015, SmallCap Account acquired all the assets and assumed all the liabilities of SmallCap Growth Account II and SmallCap Value Account I pursuant to a plan of acquisition approved by shareholders on April 10, 2015. The purpose of the acquisition was to combine three accounts managed by the Manager with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 4,083,000 and 7,295,000 shares from SmallCap Growth Account II and SmallCap Value Account I, respectively for 4,587,000 and 6,909,000 shares valued at $68,471,000 and $103,136,000 of SmallCap Account at an approximate exchange rate of 1.13 and 1.10 for Class 1 and Class 2 shares and .95 and .94 for Class 1 and Class 2 shares, respectively. The investment securities of SmallCap Growth Account II, with a fair value of approximately $65,319,000 and a cost of $64,126,000, and the investment securities of SmallCap Value Account I with a fair value of approximately $98,490,000 and a cost of $95,480,000 were the primary asset acquired by SmallCap Account on April 17, 2015. For financial reporting purposes, assets received and shares issued by SmallCap Account were recorded at fair value; however the cost basis of the investments received from SmallCap Growth Account II and SmallCap Value Account I were carried forward to align ongoing reporting of SmallCap Account. The aggregate net assets of SmallCap Growth Account II, SmallCap Value Account I and SmallCap Account immediately prior to the acquisition in accordance with U.S. GAAP were approximately $68,471,000 ($194,000 of accumulated realized gain and $1,193,000 of unrealized appreciation) $103,136,000 ($665,000 of accumulated realized losses and $3,010,000 of unrealized appreciation) and $68,436,000, respectively. The aggregate net assets of SmallCap Account immediately following the acquisition were $240,043,000. In accordance with Sections 381-384 of the Internal Revenue Code, a portion of accumulated realized losses may be subject to limitation.

36

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

1. Organization (Continued)

Assuming the acquisition had been completed on January 1, 2015, the beginning of the fiscal year for SmallCap Account, SmallCap Account’s pro forma results of operations for the year ended December 31, 2015, would have been $974,000 of net investment income, $4,922,000 of net realized and unrealized loss on investments, and $3,948,000 of net decrease in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of SmallCap Growth Account II and SmallCap Value Account I that have been included in SmallCap Account’s statement of operations since April 17, 2015.

Effective April 8, 2016, Money Market Account liquidated its net assets and proceeds were sent to shareholders.

Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Accounts:

Security Valuation. SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of the Fund and Principal Funds, Inc. which are valued at the closing net asset value per share of each respective fund on the day of valuation. In addition, the SAM Portfolios invest in Principal Exchange-Traded Funds, which are valued at fair value. The Accounts also invest in other publicly traded investment funds. Other publicly traded investment funds are valued at the respective fund’s net asset value. The shares of the other series of the Fund, Principal Funds, Inc., Principal Exchange-Traded Funds, and other publicly traded investment funds are referred to as the “Underlying Funds”.

The Accounts (with the exception of the SAM Portfolios) value securities for which market quotations are readily available at fair value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics such as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, other yield and risk factors, and other market conditions to determine an evaluated bid price or, in the case of certain credit default swaps, a mean price provided by a pricing service. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors, provided by independent pricing services, are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

37

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

2. Significant Accounting Policies (Continued)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Accounts’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Account held securities denominated in foreign currencies that exceeded 5% of net assets of the Account:

Diversified International Account
Euro	21.4%
Japanese Yen	18.0
Canadian Dollar	12.4
British Pound Sterling	11.8
Swiss Franc	6.0

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized, respectively, on the level yield method over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular Account are charged to that Account. Other Account expenses not directly attributed to a particular Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the SAM Portfolios bears directly, each of the SAM Portfolios indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the SAM Portfolios will vary. Expenses included in the statements of operations of the SAM Portfolios reflect the expenses of each SAM Portfolio and do not include any expenses associated with the Underlying Funds.

38

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, amortization of premiums and discounts, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, partnership investments, REITs, utilization of earnings and profits distributed to shareholders on redemption of shares, foreign currency transactions, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Real Estate Securities Account receives distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Accounts intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2016, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the shorter of the fiscal years from 2013-2015 or commencement of the fund’s operations to 2015. No examinations are in progress at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations. In consideration of recent decisions rendered by European courts, certain of the Accounts have filed additional tax reclaims for taxes withheld in prior years. Due to the uncertainty and timing of these reclaims, a corresponding receivable will only be recorded when both the amount is known and there are no significant uncertainties regarding collectability.

Gains realized upon the disposition of certain foreign securities held by certain of the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains and, if any, is shown on the statement of operations. Realized losses in excess of gains may be carried forward to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. Any accrued tax liability is shown on the statement of assets and liabilities. At December 31, 2016, Diversified International Account had no foreign tax refund receivable and had no deferred tax liability relating to foreign securities.

Investment Company Reporting Modernization. Effective October 13, 2016, the U.S. Securities and Exchange Commission (“SEC”) approved a final rule, Investment Company Reporting Modernization. The SEC adopted new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The new rules and forms will be effective beginning in 2017. At this time, management is evaluating the implications of these changes on the financial statements.

39

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the year ended December 31, 2016, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, Principal Capital Appreciation Account, Real Estate Securities Account, Short-Term Income Account, and SmallCap Account each loaned to the Facility. The interest income received is included in interest income on the statements of operations.

During the year ended December 31, 2016, accounts borrowing from the Facility were as follows (amounts in thousands):

	Average	Weighted Average
	Outstanding Balance	Interest Rate
Diversified International Account	$186	0.94%
LargeCap Growth Account	27	0.88
MidCap Account	242	0.94
Real Estate Securities Account	28	0.98

The interest expense associated with these borrowings is included in other expenses on the statements of operations.

In addition, certain of the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .15% on the amount of the line of credit. The Accounts did not borrow against the line of credit during the year ended December 31, 2016.

Counterparties. The Accounts may be exposed to counterparty risk, or the risk that another party with which the Accounts have unsettled or open transactions will fail to perform on their commitment. To the extent that unpaid amounts owed to the Accounts exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Accounts in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Accounts. If the unpaid amount owed to the Accounts subsequently decreases, the Accounts would be required to return all or a portion of the collateral.

Master Netting Agreements may also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Agreements, collateral is routinely transferred if the total net exposure to certain transactions governed under the relevant master netting agreement with a counterparty exceeds a specified threshold.

The financial instruments that are subject to Master Agreements or similar agreements may include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral provisions. Collateral received and pledged are generally settled daily with each counterparty.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

40

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies (Continued)

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions on “to-be-announced” securities (“TBA’s”), in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Accounts in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that the counterparties’ custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the account and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

In connection with the senior floating rate interests, the Accounts may also enter into unfunded loan commitments (“commitments”). All or a portion of the commitments may be unfunded. The Accounts are obligated to fund these commitments at the borrower’s discretion. Therefore, the Accounts must have funds sufficient to cover its contractual obligation. Unfunded loan commitments are marked to market daily and the unrealized gain or loss is shown as a separate line item called unrealized gain or loss on unfunded loan commitments on the statements of assets and liabilities. As of December 31, 2016, the Accounts had no unfunded loan commitments outstanding.

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the Accounts commit to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

41

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

3. Operating Policies (Continued)

Underlying Funds. The performance and risks of each Principal LifeTime Account, SAM Portfolio, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, and Multi-Asset Income Account (singly, “a fund of funds” and collectively, “the funds of funds”) directly correspond to the performance and risks of the underlying funds in which the fund of funds invest. By investing in many underlying funds, the funds of funds have partial exposure to the risks of many different areas of the market. The more a fund of funds allocates to stock funds, the greater the expected risk.

An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

The Manager is the advisor to the Principal LifeTime Accounts, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Multi-Asset Income Account, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. The Manager, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

As of December 31, 2016, the Principal LifeTime Accounts, Multi-Asset Income Account, SAM Portfolios, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, and Diversified Income Account owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

	Total Percentage of		Total Percentage of
Account	Outstanding Shares Owned	Account	Outstanding Shares Owned
Equity Income Account	33.80%	MidCap Account	10.42%
Government & High Quality Bond Account	35.54	Short-Term Income Account	12.65
Income Account	94.06

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Accounts may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Accounts’ shares. Some U.S. Government securities such as treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal National Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

42

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement. Benchmark pricing procedures set the base price of a security based on current market data. The base price may be a broker-dealer quote, transaction price, or internal value based on relevant market data.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.).

43

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

4. Fair Value (Continued)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Account’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchases/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition has been adopted for the significant transfers between levels of each Account’s assets and liabilities. There were no significant purchases, sales, or transfers into or out of Level 3, except as noted in the Level 3 roll forward. In the Diversified International Account, $995,550 was transferred from Level 1 to Level 2 as of December 31, 2016 due to the lack of exchange traded valuation data and $919,012 was transferred from Level 1 to Level 2 to reflect events that occurred after the close of a certain foreign market or exchange but prior to the calculation of the net asset value.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Funds' securities carried at value (amounts shown in thousands):

			Level 2 - Other
	Level 1 - Quoted		Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Diversified International Account
Common Stocks
Basic Materials		$2,168	$8,866	$—	$11,034
Communications		2,089	22,664	—	24,753
Consumer, Cyclical		6,906	30,256	—	37,162
Consumer, Non-cyclical		2,125	32,906	—	35,031
Diversified		—	1,484	—	1,484
Energy		6,924	10,712	—	17,636
Financial		16,638	43,218	—	59,856
Industrial		$2,541	$27,348	$—	$29,889
Technology		1,590	18,751	—	20,341
Utilities		—	4,115	—	4,115
Investment Companies*		663	—	—	663
Preferred Stocks
Basic Materials		—	1,713	—	1,713
Diversified		—	883	—	883
	Total investments in securities $	41,644	$202,916	$—	$244,560

Equity Income Account
Common Stocks*		$540,581	$—	$—	$540,581
Investment Companies*		8,561	—	—	8,561
	Total investments in securities $	549,142	$—	$—	$549,142

Government & High Quality Bond Account
Bonds*		$—	$72,556	$—	$72,556
Investment Companies*		4,776	—	—	4,776
U.S. Government & Government Agency Obligations*		—	172,306	—	172,306
	Total investments in securities $	4,776	$244,862	$—	$249,638

44

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

Income Account
Bonds*		$—	$140,547	$—	$140,547
Common Stocks
Energy		589	—	—	589
Industrial		—	—	2,675	2,675
Investment Companies*		11,704	—	—	11,704
Senior Floating Rate Interests*		—	—	257	257
U.S. Government & Government Agency Obligations*		—	75,876	—	75,876
	Total investments in securities $	12,293	$216,423	$2,932	$231,648

LargeCap Growth Account
Common Stocks*		$94,265	$—	$—	$94,265
Investment Companies*		2,837	—	—	2,837
	Total investments in securities $	97,102	$—	$—	$97,102

MidCap Account
Common Stocks*		$589,187	$—	$—	$589,187
Investment Companies*		1,379	—	—	1,379
	Total investments in securities $	590,566	$—	$—	$590,566

Principal Capital Appreciation Account
Common Stocks*		$151,791	$—	$—	$151,791
Investment Companies*		1,662	—	—	1,662
	Total investments in securities $	153,453	$—	$—	$153,453

Real Estate Securities Account
Common Stocks*		$161,656	$—	$—	$161,656
Investment Companies*		747	—	—	747
	Total investments in securities $	162,403	$—	$—	$162,403

SAM Balanced Portfolio
Investment Companies*		$769,715	$—	$—	$769,715
	Total investments in securities $	769,715	$—	$—	$769,715

SAM Conservative Balanced Portfolio
Investment Companies*		$201,324	$—	$—	$201,324
	Total investments in securities $	201,324	$—	$—	$201,324

SAM Conservative Growth Portfolio
Investment Companies*		$302,595	$—	$—	$302,595
	Total investments in securities $	302,595	$—	$—	$302,595

SAM Flexible Income Portfolio
Investment Companies*		$216,502	$—	$—	$216,502
	Total investments in securities $	216,502	$—	$—	$216,502

SAM Strategic Growth Portfolio
Investment Companies*		$248,959	$—	$—	$248,959
	Total investments in securities $	248,959	$—	$—	$248,959

Short-Term Income Account
Bonds*		$—	$168,663	$341	$169,004
Investment Companies*		3,162	—	—	3,162
U.S. Government & Government Agency Obligations*		—	274	—	274
	Total investments in securities $	3,162	$168,937	$341	$172,440

45

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

SmallCap Account
Common Stocks
Basic Materials		$2,335	$—	$—	$2,335
Communications		8,598	—	4	8,602
Consumer, Cyclical		25,145	—	—	25,145
Consumer, Non-cyclical		42,206	14	—	42,220
Energy		10,876	—	—	10,876
Financial		57,097	—	—	57,097
Industrial		35,615	—	—	35,615
Technology		20,343	—	—	20,343
Utilities		6,781	—	—	6,781
Investment Companies*		5,543	—	—	5,543
	Total investments in securities $	214,539	$14	$4	$214,557
*For additional detail regarding sector classifications, please see the Schedules of Investments

Certain detailed information is provided for those Accounts with significant investments in Level 3 securities. Quantitative information about the significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy is as follows (amounts in thousands):

		Fair Value
		at December
Account	Asset Type	31, 2016	Valuation Technique	Unobservable Input	Input Value
Income Account	Common Stocks	$2,675	Enterprise valuation model	Guideline public companies	$105.00
				(multiples of 0.85 – 1.00x) and
				discounted cash flows (sensitivity
				between 10% - 12%)
	Senior Floating Rate	257	Yield to maturity model	Discount rate of 12.52%	98.10
	Interests			(sensitivity between 11% - 13%)
		$2,932

The changes in investments measured at fair value for which Level 3 inputs have been used to determine fair value are as follows (amounts in thousands):

			Accrued
			Discounts/
			Premiums							Net Change in Unrealized
	Value	Realized	and Change		Proceeds	Transfers		Transfers	Value	Appreciation/(Depreciation)
	December	Gain/	in Unrealized		from	into Level		Out of	December	on Investments Held at
Account	31, 2015	(Loss)	Gain/(Loss)	Purchases	Sales	3	*	Level 3**	31, 2016	December 31, 2016
Income Account
Bonds	$2,341	$(309)	$266	$466	$(2,764)	$—		$—	$—	$—
Common Stock
Industrial	—	—	(89)	2,764	—	—		—	2,675	(89)
Senior Floating Rate
Interests	—	—	(5)	80	—	182		—	257	(5)
Total	$2,341	$(309)	$172	$3,310	$(2,764)	$182		$—	$2,932	$(94)

*Securities are transferred into Level 3 for a variety of reasons including, but not limited to:

1. Securities where trading has been halted, 2. Securities that have certain restrictions on trading, 3. Instances in which a security is not priced by pricing services

**Securities are transferred out of Level 3 for a variety of reasons including, but not limited to: 1. Securities where trading resumes, 2. Securities where trading restrictions have expired, 3. Instances in which a price becomes available from a pricing service

At the end of the period, there were no other Accounts which had a significant Level 3 balance. During the period, there were no significant purchases, sales or transfers into or out of Level 3, except as noted above.

46

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

5. Management Agreement and Transactions with Affiliates

Management Services. The Accounts have agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is .25% of aggregate net assets up to the first $1 billion and .20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Equity Income Account	.60%	.55%	.50%	.45%	.40%
MidCap Account	.65	.60	.55	.50	.45
Real Estate Securities Account	.90	.85	.80	.75	.70
SmallCap Account	.85	.80	.75	.70	.65

		Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	.85%	.80%	.75%	.70%	.65%

	Net Assets of Account (in millions)
	First $200	Next $300	Over $500
Short-Term Income Account	.50%	.45%	.40%

	Net Assets of Account (in millions)
	First $500	Over $500
Principal Capital Appreciation Account	.625%	.50%

		Net Assets of Account
	First $500	Next $500	Next $1	Next $1	Over $3
	million	million	billion	billion	billion
LargeCap Growth Account	.68%	.63%	.61%	.56%	.51%

Net Assets of Accounts (in billions)

	First $2	Over $2
Government & High Quality Bond Account	.50%	.45%
Income Account	.50	.45

The Manager has contractually agreed to reduce Short-Term Income Account’s expenses by .01% through the period ended April 30, 2017.

Amounts owed to the Accounts under the terms of the expense limitation agreements are reflected in the statement of assets and liabilities as expense reimbursement from Manager and are settled monthly.

Distribution and Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal distributor of the Accounts. A portion of the distribution fees may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

47

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At December 31, 2016, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1	Class 2
Diversified International Account	18,016	15
Equity Income Account	11,008	55
Government & High Quality Bond Account	15,517	134
Income Account	452	43
LargeCap Growth Account	3,601	13
MidCap Account	9,931	—
Principal Capital Appreciation Account	5,346	18
Real Estate Securities Account	7,434	185
SAM Balanced Portfolio	43,077	255
SAM Conservative Balanced Portfolio	15,621	270
SAM Conservative Growth Portfolio	9,399	342
SAM Flexible Income Portfolio	15,057	348
SAM Strategic Growth Portfolio	7,213	148
Short-Term Income Account	57,634	420
SmallCap Account	13,543	57

6. Investment Transactions

For the year ended December 31, 2016, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Accounts were as follows (amounts in thousands):

	Purchases	Sales
Diversified International Account	$145,614	$170,438
Equity Income Account	90,185	141,710
Government & High Quality Bond Account	53,679	76,511
Income Account	15,248	50,953
LargeCap Growth Account	81,303	98,489
MidCap Account	82,523	178,430
Principal Capital Appreciation Account	51,812	71,172
Real Estate Securities Account	51,267	52,793
SAM Balanced Portfolio	131,228	206,011
SAM Conservative Balanced Portfolio	41,041	54,871
SAM Conservative Growth Portfolio	76,199	75,528
SAM Flexible Income Portfolio	37,052	48,025
SAM Strategic Growth Portfolio	65,348	56,024
Short-Term Income Account	95,522	78,758
SmallCap Account	112,547	140,745

For the year ended December 31, 2016, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts in thousands):

	Purchases	Sales
Government & High Quality Bond Account	$15,006	$21,745
Income Account	3,999	1,590
Short-Term Income Account	—	10

During the period, Diversified International Account received litigation settlement proceeds from a class action lawsuit regarding forex transactions. The amounts received are shown as litigation settlement on the statement of operations.

48

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2016 and December 31, 2015 were as follows (amounts in thousands):

				Long-Term
	Ordinary Income			Capital Gain*		Section 1250 Gain^
	2016	2015		2016	2015	2016	2015
Diversified International Account	$5,957	$7,420	$	— $	— $	— $	—
Equity Income Account	14,508	14,128		26,735	—	—	—
Government & High Quality Bond Account	9,150	9,988		—	404	—	—
Income Account	10,627	11,813		—	—	—	—
LargeCap Growth Account	285	173		—	—	—	—
MidCap Account	2,475	3,428		101,107	70,945	—	—
Principal Capital Appreciation Account	1,732	482		1,187	2,910	—	—
Real Estate Securities Account	2,292	2,450		13,642	4,755	364	239
SAM Balanced Portfolio	16,577	26,872		48,128	64,637	—	—
SAM Conservative Balanced Portfolio	5,226	7,193		7,820	10,039	—	—
SAM Conservative Growth Portfolio	4,023	6,858		15,686	19,168	—	—
SAM Flexible Income Portfolio	7,109	8,698		4,130	5,225	—	—
SAM Strategic Growth Portfolio	3,370	5,459		12,907	17,641	—	—
Short-Term Income Account	3,580	4,459		—	—	—	—
SmallCap Account	489	476		8,473	6,648	—	—

*The Accounts designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or a 0-percent rate, depending on the shareholder’s taxable income).

^Unrecaptured Section 1250 gains are gains from the sale of depreciable property that are subject to a maximum tax rate of 25%.

Certain Funds may also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Distributable Earnings. As of December 31, 2016, the components of distributable earnings on a federal tax basis were as follows (amounts in thousands):

						Total
	Undistributed	Undistributed		Net Unrealized	Other	Accumulated
	Ordinary	Long-Term	Accumulated	Appreciation	Temporary	Earnings
	Income	Capital Gains	Losses	(Depreciation)	Differences*	(Deficit)
Diversified International Account	$5,066	$—	$(101,119)	$23,187	$—	$(72,866)
Equity Income Account	14,738	23,888	—	212,227	—	250,853
Government & High Quality Bond Account	9,894	—	(5,236)	(5,943)	(56)	(1,341)
Income Account	9,528	—	(3,701)	6,671	117	12,615
LargeCap Growth Account	454	—	(1,422)	10,154	—	9,186
MidCap Account	3,154	37,976	—	179,873	—	221,003
Principal Capital Appreciation Account	1,978	—	(711)	43,200	—	44,467
Real Estate Securities Account	2,533	15,304	—	35,809	—	53,646
SAM Balanced Portfolio	16,558	17,916	—	67,178	—	101,652
SAM Conservative Balanced Portfolio	5,472	2,015	—	10,473	—	17,960
SAM Conservative Growth Portfolio	4,874	7,119	—	19,743	—	31,736
SAM Flexible Income Portfolio	7,132	1,553	—	11,672	—	20,357
SAM Strategic Growth Portfolio	3,694	7,441	—	5,089	—	16,224
Short-Term Income Account	3,181	—	(8,298)	(563)	(12)	(5,692)
SmallCap Account	2,106	—	(4,013)	33,715	—	31,808

*Represents book-to-tax accounting differences.

49

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of the Accounts. At December 31, 2016, the Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

Net Capital Loss Carryforward Expiring In:			No Expiration
	2017	2018	Short-Term	Long-Term		Total
Diversified International Account	$97,737	$—	$3,382	$	—$	101,119
Government & High Quality Bond Account	3,887	—	1,349		—	5,236
Income Account	389	1,584	—		1,728	3,701
LargeCap Growth Account	1,422	—	—		—	1,422
Principal Capital Appreciation Account	—	—	711		—	711
Short-Term Income Account	8,298	—	—		—	8,298
SmallCap Account	—	—	4,013		—	4,013

Capital losses generated in taxable years beginning after the enactment date of the Regulated Investment Company Modernization Act of 2010, December 22, 2010, will be carried forward with no expiration and with the character of the loss retained. These capital losses must be fully utilized before the pre-enactment capital loss carryforwards listed in the table above.

As of December 31, 2016, the following Accounts had expired and utilized capital loss carryforwards as follows (amounts in thousands):

	Expired	Utilized
Government & High Quality Bond Account	$18,770	$—
LargeCap Growth Account	—	10,939
Short-Term Income Account	8,410	174

Late-Year Losses. A regulated investment company may elect to treat any portion of its qualified late-year loss as arising on the first day of the next taxable year. Qualified late-year losses are certain capital and ordinary losses which occur during the portion of the Account’s taxable year subsequent to October 31. For the taxable year ended December 31, 2016, the Accounts do not plan to defer any late-year losses.

Reclassification of Capital Accounts. The Accounts may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Accounts. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Accounts’ distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2016, the Accounts recorded reclassifications as follows (amounts in thousands):

	Accumulated	Accumulated
	Undistributed Net	Net Realized
	Investment Income	Gain on Investments	Paid in Capital
Diversified International Account	$277	$(277)	$—
Equity Income Account	(364)	(5,786)	6,150
Government & High Quality Bond Account	1,082	17,688	(18,770)
Income Account	992	(992)	—
MidCap Account	(64)	(11,650)	11,714
Principal Capital Appreciation Account	(30)	30	—
SAM Balanced Portfolio	2	(2)	—
SAM Flexible Income Portfolio	(2)	2	—
Short-Term Income Account	—	8,411	(8,411)
SmallCap Account	(32)	32	—

50

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016

7. Federal Tax Information (Continued)

Federal Income Tax Basis. At December 31, 2016, the net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the Accounts were as follows (amounts in thousands):

	Unrealized	Unrealized	Net Unrealized	Cost for Federal
	Appreciation	(Depreciation)	Appreciation (Depreciation)	Income Tax Purposes
Diversified International Account	$31,500	$(8,258)	$23,242	$221,318
Equity Income Account	221,047	(8,820)	212,227	336,915
Government & High Quality Bond Account	3,081	(9,024)	(5,943)	255,581
Income Account	9,950	(3,279)	6,671	224,977
LargeCap Growth Account	12,271	(2,117)	10,154	86,948
MidCap Account	190,856	(10,983)	179,873	410,693
Principal Capital Appreciation Account	44,706	(1,506)	43,200	110,253
Real Estate Securities Account	37,245	(1,436)	35,809	126,594
SAM Balanced Portfolio	90,109	(22,931)	67,178	702,537
SAM Conservative Balanced Portfolio	14,706	(4,233)	10,473	190,851
SAM Conservative Growth Portfolio	32,967	(13,224)	19,743	282,852
SAM Flexible Income Portfolio	15,210	(3,538)	11,672	204,830
SAM Strategic Growth Portfolio	20,450	(15,361)	5,089	243,870
Short-Term Income Account	836	(1,399)	(563)	173,003
SmallCap Account	41,016	(7,301)	33,715	180,842

8. Subsequent Events

Management has evaluated events and transactions that have occurred through the date the financial statements were issued that would merit recognition or disclosure in the financial statements. There were no items requiring adjustment of the financial statements or additional disclosure.

51

Schedule of Investments
Diversified International Account
December 31, 2016

COMMON STOCKS - 98.34%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Advertising - 0.99%				Commercial Services (continued)
WPP PLC	109,630	$2,440		Qualicorp SA	79,600	$470
				TAL Education Group ADR(a)	14,559	1,021
Aerospace & Defense - 0.54%						$6,349
Thales SA	13,565	1,314		Computers - 1.14%
				Atos SE	9,230	973
Agriculture - 1.77%				Capgemini SA	11,882	1,001
British American Tobacco PLC	52,195	2,958		Fujitsu Ltd	147,000	814
KT&G Corp	16,604	1,389				$2,788
		$4,347		Distribution & Wholesale - 2.47%
Airlines - 0.53%				ITOCHU Corp	88,800	1,176
Ryanair Holdings PLC ADR(a)	15,573	1,297		Mitsubishi Corp	117,100	2,487
				Sumitomo Corp	118,000	1,385
Apparel - 0.93%				Wolseley PLC	16,427	1,003
Adidas AG	10,481	1,653				$6,051
Burberry Group PLC	34,242	631		Diversified Financial Services - 1.85%
		$2,284		Macquarie Group Ltd	18,527	1,160
Automobile Manufacturers - 3.19%				ORIX Corp	139,400	2,170
Fuji Heavy Industries Ltd	56,200	2,290		Shinhan Financial Group Co Ltd	19,911	747
Maruti Suzuki India Ltd	17,951	1,403		Zenkoku Hosho Co Ltd	14,800	474
Suzuki Motor Corp	22,600	793				$4,551
Toyota Motor Corp	56,963	3,340		Electric - 1.68%
		$7,826		Enel SpA	228,348	1,004
Banks - 13.97%				Iberdrola SA	178,826	1,171
Australia & New Zealand Banking Group Ltd	81,469	1,783		Korea Electric Power Corp	34,577	1,261
Axis Bank Ltd	121,630	803		Power Grid Corp of India Ltd	251,659	679
Banco do Brasil SA	127,000	1,093				$4,115
Bancolombia SA ADR	12,113	444		Electrical Components & Equipment - 0.73%
Bangkok Bank PCL	105,700	475		Brother Industries Ltd	57,900	1,041
Bank Hapoalim BM	121,274	720		Prysmian SpA	29,783	763
Bank of Montreal	20,000	1,438				$1,804
Bank of Nova Scotia/The	39,400	2,194		Electronics - 1.30%
Barclays Africa Group Ltd	90,018	1,105		Hitachi High-Technologies Corp	22,500	905
BNP Paribas SA	28,576	1,818		Hoya Corp	38,596	1,618
Credicorp Ltd	6,713	1,060		Yokogawa Electric Corp	45,700	660
Danske Bank A/S	53,745	1,626				$3,183
Erste Group Bank AG	42,311	1,237
HDFC Bank Ltd (b)	15,377	299		Energy - Alternate Sources - 0.70%
				Vestas Wind Systems A/S	26,663	1,727
HDFC Bank Ltd ADR	11,200	680
ING Groep NV	155,028	2,183		Engineering & Construction - 1.92%
Mediobanca SpA	68,387	557		Aena SA (c)	7,408	1,009
Mitsubishi UFJ Financial Group Inc	478,349	2,950		Downer EDI Ltd	116,090	508
Royal Bank of Canada	36,159	2,447		Promotora y Operadora de Infraestructura	57,493	480
Sberbank of Russia PJSC ADR	127,699	1,470		SAB de CV
Siam Commercial Bank PCL/The	130,500	552		Skanska AB	40,506	954
Skandinaviska Enskilda Banken AB	103,262	1,079		Vinci SA	25,757	1,752
Societe Generale SA	35,969	1,769				$4,703
Toronto-Dominion Bank/The	68,908	3,399		Entertainment - 0.21%
Yes Bank Ltd	64,646	1,097		Paddy Power Betfair PLC	4,826	522
		$34,278
Beverages - 0.81%				Food - 3.61%
Diageo PLC	54,883	1,424		JBS SA	203,300	711
Treasury Wine Estates Ltd	73,323	564		Koninklijke Ahold Delhaize NV (a)	54,942	1,157
		$1,988		Marine Harvest ASA (a)	42,020	760
Biotechnology - 0.42%				Nestle SA	50,640	3,628
Genmab A/S (a)	6,269	1,038		Nichirei Corp	31,100	643
				Tate & Lyle PLC	110,502	961
Building Materials - 1.66%				X5 Retail Group NV (a)	30,442	989
Asahi Glass Co Ltd	101,000	685				$8,849
CRH PLC	67,231	2,319		Food Service - 0.60%
Kingspan Group PLC	39,560	1,071		Compass Group PLC	79,787	1,475
		$4,075
Chemicals - 1.65%				Forest Products & Paper - 1.17%
Covestro AG (c)	11,561	791		Mondi PLC	66,474	1,357
Evonik Industries AG	35,747	1,066		UPM-Kymmene OYJ	61,824	1,512
Lonza Group AG (a)	8,812	1,523				$2,869
Mitsubishi Gas Chemical Co Inc	38,700	659		Hand & Machine Tools - 0.26%
		$4,039		Fuji Electric Co Ltd	125,263	647
Commercial Services - 2.59%
Ashtead Group PLC	75,900	1,476		Healthcare - Services - 0.88%
Intertek Group PLC	29,804	1,277		Fresenius SE & Co KGaA	27,588	2,152
Kroton Educacional SA	245,100	1,001
New Oriental Education & Technology Group	26,216	1,104
Inc ADR(a)

See accompanying notes.

52

Schedule of Investments
Diversified International Account
December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Holding Companies - Diversified - 0.60%				Pharmaceuticals (continued)
Wharf Holdings Ltd/The	224,000	$1,484		Recordati SpA	25,836	$732
				Roche Holding AG	15,787	3,599
Home Builders - 2.82%				Shire PLC	35,457	2,024
Barratt Developments PLC	223,029	1,268				$10,308
Haseko Corp	52,600	533		Pipelines - 1.15%
Iida Group Holdings Co Ltd	41,100	779		TransCanada Corp	62,673	2,826
Persimmon PLC	34,189	746
Sekisui House Ltd	128,432	2,134		Private Equity - 0.91%
Taylor Wimpey PLC	772,960	1,458		3i Group PLC	197,714	1,710
		$6,918		Intermediate Capital Group PLC	60,909	525
Insurance - 4.16%						$2,235
Fairfax Financial Holdings Ltd	1,488	719		Real Estate - 2.22%
Hannover Rueck SE	17,640	1,906		Brookfield Asset Management Inc	86,013	2,838
Manulife Financial Corp	54,400	969		Cheung Kong Property Holdings Ltd	97,160	593
NN Group NV	51,292	1,736		Deutsche Wohnen AG	31,351	984
SCOR SE	36,598	1,263		Vonovia SE	31,632	1,027
Swiss Life Holding AG (a)	4,638	1,310				$5,442
Swiss Re AG	14,332	1,356		REITS - 0.90%
Tokio Marine Holdings Inc	23,350	956		Fibra Uno Administracion SA de CV	294,174	450
		$10,215		Land Securities Group PLC	71,736	942
Internet - 3.25%				Mirvac Group	532,513	818
Alibaba Group Holding Ltd ADR(a)	23,794	2,089				$2,210
Auto Trader Group PLC (c)	179,349	902		Retail - 3.89%
NAVER Corp	1,919	1,229		Alimentation Couche-Tard Inc	50,923	2,309
Tencent Holdings Ltd	154,693	3,751		Dollarama Inc	28,084	2,058
		$7,971		Lojas Renner SA	193,000	1,371
Investment Companies - 0.38%				Pandora A/S	15,690	2,048
Investor AB	24,823	925		Wal-Mart de Mexico SAB de CV	694,122	1,242
				Zalando SE (a),(c)	13,844	527
Leisure Products & Services - 0.22%						$9,555
Hero MotoCorp Ltd	12,247	548		Semiconductors - 5.42%
				Infineon Technologies AG	103,004	1,782
Machinery - Construction & Mining - 1.66%				Samsung Electronics Co Ltd	2,697	4,014
ABB Ltd (a)	93,685	1,971		SK Hynix Inc	22,059	811
Hitachi Construction Machinery Co Ltd	24,000	519		Taiwan Semiconductor Manufacturing Co Ltd	707,140	3,961
Hitachi Ltd	293,000	1,580		Tokyo Electron Ltd	23,400	2,201
		$4,070		Ulvac Inc	17,100	522
Machinery - Diversified - 1.71%						$13,291
Hexagon AB	19,150	682		Software - 1.74%
KION Group AG	9,626	535		NetEase Inc ADR	3,284	707
Mitsubishi Heavy Industries Ltd	355,000	1,614		Open Text Corp	14,300	883
Sumitomo Heavy Industries Ltd	212,000	1,361		SAP SE	20,090	1,738
		$4,192		Ubisoft Entertainment SA (a)	26,289	934
Mining - 1.68%						$4,262
Anglo American PLC (a)	87,193	1,232		Telecommunications - 5.84%
Kinross Gold Corp (a)	273,800	855		BT Group PLC	261,763	1,182
Teck Resources Ltd	65,600	1,313		China Mobile Ltd	131,954	1,391
Vedanta Ltd	230,315	726		China Telecom Corp Ltd	2,576,556	1,182
		$4,126		Deutsche Telekom AG	119,010	2,042
Miscellaneous Manufacturers - 1.56%				KDDI Corp	67,762	1,711
Siemens AG	19,030	2,330		Nippon Telegraph & Telephone Corp	51,813	2,181
Smiths Group PLC	47,421	826		NTT DOCOMO Inc	84,300	1,917
Sunny Optical Technology Group Co Ltd	157,000	684		Orange SA	112,624	1,708
		$3,840		Telekomunikasi Indonesia Persero Tbk PT	3,494,900	1,028
Oil & Gas - 4.89%						$14,342
Bharat Petroleum Corp Ltd	116,036	1,084		Toys, Games & Hobbies - 0.28%
Birchcliff Energy Ltd (a)	69,200	483		Nintendo Co Ltd	3,300	686
Canadian Natural Resources Ltd	38,400	1,224
China Petroleum & Chemical Corp	1,106,000	779		Transportation - 0.84%
Galp Energia SGPS SA	59,481	887		Canadian National Railway Co	30,628	2,061
LUKOIL PJSC ADR	37,427	2,096
Seven Generations Energy Ltd (a)	38,900	907		TOTAL COMMON STOCKS		$241,301
Suncor Energy Inc	45,400	1,484		INVESTMENT COMPANIES - 0.27%	Shares Held	Value(000	's)
TOTAL SA	59,378	3,046		Money Market Funds - 0.27%
		$11,990		BlackRock Liquidity Funds FedFund Portfolio	662,955	663
Oil & Gas Services - 0.45%
Technip SA	15,338	1,093		TOTAL INVESTMENT COMPANIES		$663
				PREFERRED STOCKS - 1.06%	Shares Held	Value(000	's)
Pharmaceuticals - 4.20%				Holding Companies - Diversified - 0.36%
Actelion Ltd (a)	5,904	1,276		Itausa - Investimentos Itau SA 0.06%(d)	348,100	$883
BTG PLC (a)	75,025	545
Daiichi Sankyo Co Ltd	30,700	627
Novo Nordisk A/S	41,956	1,505

See accompanying notes.

53

		Schedule of Investments
		Diversified International Account
		December 31, 2016

PREFERRED STOCKS (continued)	Shares Held	Value(000	's)
Iron & Steel - 0.70%
Vale SA 0.28%(d)	240,200	$1,713

TOTAL PREFERRED STOCKS		$2,596
Total Investments		$244,560
Other Assets and Liabilities - 0.33%		$799
TOTAL NET ASSETS - 100.00%		$245,359

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Inputs used in the valuation may be unobservable; however, not all securities are included in Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $299 or 0.12% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $3,229 or 1.32% of net assets.
(d)	Variable Rate. Rate shown is in effect at December 31, 2016.

Portfolio Summary (unaudited)

Country	Percent
Japan	17.96%
Canada	12.41%
United Kingdom	9.75%
Germany	7.56%
France	6.79%
Switzerland	6.38%
China	4.62%
Korea, Republic Of	3.86%
Denmark	3.22%
India	2.99%
Brazil	2.96%
Ireland	2.12%
Netherlands	2.07%
Australia	1.97%
Russian Federation	1.86%
Taiwan, Province Of China	1.61%
Sweden	1.49%
Hong Kong	1.41%
Italy	1.25%
United States	1.09%
South Africa	1.00%
Spain	0.89%
Mexico	0.89%
Finland	0.62%
Austria	0.50%
Peru	0.43%
Indonesia	0.42%
Thailand	0.41%
Portugal	0.36%
Norway	0.31%
Israel	0.29%
Colombia	0.18%
Other Assets and Liabilities	0.33%
TOTAL NET ASSETS	100.00%

See accompanying notes.

54

Schedule of Investments Equity Income Account December 31, 2016

COMMON STOCKS - 98.28%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 1.42%				Healthcare - Products (continued)
Boeing Co/The	34,732	$5,407		Medtronic PLC	105,916	$7,544
Raytheon Co	16,990	2,413				$18,571
		$7,820		Insurance - 5.20%
Airlines - 0.94%				Allstate Corp/The	107,514	7,969
Delta Air Lines Inc	104,964	5,163		Chubb Ltd	108,261	14,303
				Fairfax Financial Holdings Ltd	6,178	3,007
Apparel - 1.00%				Swiss Re AG ADR	138,828	3,299
VF Corp	103,189	5,505				$28,578
				Machinery - Diversified - 1.92%
Automobile Manufacturers - 1.65%				Deere & Co	102,310	10,542
PACCAR Inc	142,063	9,078
				Media - 0.37%
Automobile Parts & Equipment - 2.18%				Walt Disney Co/The	19,623	2,045
Autoliv Inc	75,475	8,540
Magna International Inc	79,752	3,461		Miscellaneous Manufacturers - 2.15%
		$12,001		3M Co	18,589	3,319
Banks - 8.88%				Parker-Hannifin Corp	60,577	8,481
Bank of Nova Scotia/The	137,236	7,641				$11,800
Grupo Financiero Santander Mexico SAB de	226,298	1,627		Oil & Gas - 10.43%
CV ADR				Chevron Corp	63,544	7,479
JPMorgan Chase & Co	133,709	11,538		Cimarex Energy Co	56,356	7,659
M&T Bank Corp	3,650	571		Exxon Mobil Corp	91,947	8,299
PNC Financial Services Group Inc/The	79,877	9,343		HollyFrontier Corp	17,471	572
US Bancorp	171,992	8,835		Marathon Petroleum Corp	243,546	12,263
Wells Fargo & Co	169,032	9,315		Occidental Petroleum Corp	141,709	10,094
		$48,870		Royal Dutch Shell PLC - B shares ADR	190,129	11,022
Beverages - 1.29%						$57,388
Coca-Cola Co/The	111,718	4,632		Pharmaceuticals - 7.53%
Dr Pepper Snapple Group Inc	27,105	2,457		Johnson & Johnson	57,772	6,656
		$7,089		Merck & Co Inc	131,463	7,739
Building Materials - 0.36%				Novartis AG ADR	86,550	6,304
Johnson Controls International plc	48,451	1,996		Pfizer Inc	200,673	6,518
				Roche Holding AG ADR	332,961	9,499
Chemicals - 2.00%				Teva Pharmaceutical Industries Ltd ADR	128,988	4,676
Air Products & Chemicals Inc	33,297	4,789				$41,392
EI du Pont de Nemours & Co	48,040	3,526		Pipelines - 2.15%
PPG Industries Inc	28,202	2,672		Enterprise Products Partners LP	437,822	11,839
		$10,987
Computers - 3.57%				Private Equity - 1.57%
Accenture PLC - Class A	16,632	1,948		KKR & Co LP	561,465	8,641
Apple Inc	137,470	15,922
International Business Machines Corp	10,638	1,766		REITS - 5.37%
		$19,636		AGNC Investment Corp	168,545	3,056
Diversified Financial Services - 7.18%				Annaly Capital Management Inc	525,228	5,237
BlackRock Inc	31,961	12,162		Digital Realty Trust Inc	97,793	9,609
Discover Financial Services	193,806	13,972		Host Hotels & Resorts Inc	275,963	5,199
FNF Group	393,234	13,354		Simon Property Group Inc	36,344	6,457
		$39,488				$29,558
Electric - 5.11%				Retail - 2.07%
Eversource Energy	134,226	7,413		Costco Wholesale Corp	26,351	4,219
NextEra Energy Inc	49,596	5,925		Genuine Parts Co	5,669	541
WEC Energy Group Inc	124,329	7,292		Starbucks Corp	114,426	6,353
Xcel Energy Inc	184,295	7,501		Tiffany & Co	3,716	288
		$28,131				$11,401
Electrical Components & Equipment - 0.77%				Semiconductors - 5.62%
Emerson Electric Co	75,861	4,229		Applied Materials Inc	207,214	6,687
				Maxim Integrated Products Inc	145,940	5,629
Electronics - 0.99%				Microchip Technology Inc	188,142	12,069
Garmin Ltd	5,007	243		Taiwan Semiconductor Manufacturing Co Ltd	227,045	6,528
Honeywell International Inc	45,063	5,220		ADR
		$5,463				$30,913
Food - 3.52%				Software - 1.59%
Kraft Heinz Co/The	85,322	7,451		Fidelity National Information Services Inc	43,639	3,301
Kroger Co/The	344,633	11,893		Microsoft Corp	87,704	5,450
		$19,344				$8,751
Gas - 1.06%				Telecommunications - 2.83%
Sempra Energy	57,789	5,816		BCE Inc	169,380	7,324
				Verizon Communications Inc	153,926	8,217
Healthcare - Products - 3.38%						$15,541
Abbott Laboratories	145,776	5,599		Toys, Games & Hobbies - 2.05%
Becton Dickinson and Co	32,785	5,428		Hasbro Inc	145,244	11,298

See accompanying notes.

55

		Schedule of Investments
		Equity Income Account
		December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)
Transportation - 2.13%
Union Pacific Corp	76,222	$7,903
United Parcel Service Inc	33,187	3,804
		$11,707
TOTAL COMMON STOCKS		$540,581
INVESTMENT COMPANIES - 1.56%	Shares Held	Value(000	's)
Money Market Funds - 1.56%
BlackRock Liquidity Funds FedFund Portfolio	8,561,072	8,561

TOTAL INVESTMENT COMPANIES		$8,561
Total Investments		$549,142
Other Assets and Liabilities - 0.16%		$884
TOTAL NET ASSETS - 100.00%		$550,026

Portfolio Summary (unaudited)
Sector		Percent
Financial		28.20%
Consumer, Non-cyclical		15.72%
Energy		12.58%
Technology		10.78%
Consumer, Cyclical		9.89%
Industrial		9.74%
Utilities		6.17%
Communications		3.20%
Basic Materials		2.00%
Investment Companies		1.56%
Other Assets and Liabilities		0.16%
TOTAL NET ASSETS		100.00%

See accompanying notes.

56

Schedule of Investments
Government & High Quality Bond Account
December 31, 2016

INVESTMENT COMPANIES - 1.91%	Shares Held	Value(000	's)		Principal
Money Market Funds - 1.91%				BONDS (continued)	Amount (000's)	Value (000's)
BlackRock Liquidity Funds FedFund Portfolio	4,775,760	$4,776		Mortgage Backed Securities (continued)
				Fannie Mae REMICS (continued)
TOTAL INVESTMENT COMPANIES		$4,776		3.50%, 11/25/2042(a),(b)	$5,347	$1,042
	Principal			3.50%, 02/25/2043(a),(b)	1,965	299
BONDS- 29.03%	Amount (000's)	Value(000	's)	4.00%, 12/25/2039(b)	2,624	359
				4.00%, 11/25/2042(a),(b)	2,797	636
Automobile Asset Backed Securities - 0.34%
				4.00%, 03/25/2045	1,000	1,082
AmeriCredit Automobile Receivables Trust				4.50%, 04/25/2045(a),(b)	4,979	1,205
2016-3
2.24%, 04/08/2022 (a)	$860	$851		7.00%, 04/25/2032	169	191
				8.70%, 12/25/2019	2	2
Commercial Mortgage Backed Securities - 7.81%				Freddie Mac REMICS
COMM 2014-UBS4 Mortgage Trust				1.50%, 04/15/2028	1,703	1,658
4.62%, 08/10/2047 (a)	1,000	981		1.79%, 05/15/2038(a),(b)	7,737	405
				1.99%, 04/15/2040(a),(b)	10,341	699
Ginnie 0.68%, Mae 04/16/2047 (a),(b)	14,050	660		2.12%, 10/15/2040(a),(b)	5,117	393
0.73%, 11/16/2045 (a),(b)	23,232	1,095		2.50%, 11/15/2028(a),(b)	5,793	395
0.75%, 10/16/2054 (a),(b)	13,018	488		2.50%, 11/15/2032	1,466	1,446
0.77%, 11/16/2052 (a),(b)	16,056	830		2.50%, 01/15/2043(a),(b)	3,663	521
0.83%, 02/16/2053 (a),(b)	13,884	734		2.50%, 02/15/2043	1,365	1,320
0.85%, 09/16/2053 (a),(b)	12,397	643		3.00%, 11/15/2030(a),(b)	4,007	312
0.87%, 03/16/2052 (a),(b)	15,306	915		3.00%, 06/15/2033(a),(b)	7,375	583
0.87%, 10/16/2056 (a),(b)	5,521	390		3.00%, 11/15/2035	950	931
0.92%, 02/16/2046 (a),(b)	12,155	649		3.00%, 06/15/2040	739	753
0.93%, 02/16/2055 (a),(b)	24,059	915		3.50%, 10/15/2027(b)	6,088	660
				3.50%, 08/15/2040(a),(b)	4,540	610
GS Mortgage Securities Trust 2011-GC5
5.40%, 08/10/2044 (a),(c)	900	894		4.00%, 05/15/2039	4,200	4,342
GS Mortgage Securities Trust 2015-GC34				4.00%, 10/15/2040	3,000	3,119
4.65%, 10/10/2048 (a)	900	895		4.00%, 01/15/2045	1,184	1,269
JP Morgan Chase Commercial Mortgage				4.00%, 04/15/2045	534	560
Securities Trust 2011-C5				Freddie Mac Strips
5.41%, 08/15/2046 (a),(c)	2,000	2,199		2.13%, 02/15/2038(a),(b)	12,670	927
				3.00%, 12/15/2032(a),(b)	8,360	1,017
JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16				Ginnie Mae
4.91%, 12/15/2046 (a)	1,800	1,963		1.22%, 03/20/2041(a),(b)	4,712	183
				1.25%, 09/20/2037(a),(b)	11,609	599
JPMBB Commercial Mortgage Securities				3.50%, 12/20/2034(a),(b)	3,553	174
Trust 2014-C25
4.45%, 11/15/2047 (a)	1,000	983		3.50%, 05/20/2039	249	255
				3.50%, 05/20/2043(a),(b)	6,170	1,213
WFRBS Commercial Mortgage Trust 2013-				4.00%, 04/20/2046(b)	2,930	542
C14
4.00%, 06/15/2046 (a),(c)	1,000	880		JP Morgan Mortgage Trust 2013-1
				3.00%, 03/25/2043(c)	1,094	1,059
WFRBS Commercial Mortgage Trust 2014-
C23				New Residential Mortgage Loan Trust 2014-
4.38%, 10/15/2057 (a)	1,000	1,049		1
				5.00%, 01/25/2054(a),(c)	1,766	1,813
WFRBS Commercial Mortgage Trust 2014-
LC14				New Residential Mortgage Loan Trust 2014-
4.34%, 03/15/2047 (a)	2,450	2,365		3
				4.75%, 11/25/2054(a),(c)	1,183	1,237
		$19,528
				New Residential Mortgage Loan Trust 2015-
Home Equity Asset Backed Securities - 0.48%				2
ACE Securities Corp Mortgage Loan Trust				5.60%, 08/25/2055(a),(c)	1,307	1,349
Series 2007-D1
6.93%, 02/25/2038 (c)	1,219	1,196		Sequoia Mortgage Trust 2013-2
				3.65%, 02/25/2043(a)	834	833
Mortgage Backed Securities - 20.17%				Springleaf Mortgage Loan Trust 2013-3
				3.79%, 09/25/2057(a),(c)	1,000	998
Citigroup Mortgage Loan Trust 2010-10
3.48%, 02/25/2036 (a),(c)	1,400	1,396				$50,397
Fannie Mae Grantor Trust 2005-T1				Other Asset Backed Securities - 0.23%
1.11%, 05/25/2035 (a)	324	318		Chase Funding Trust Series 2004-1
				1.22%, 12/25/2033(a)	98	92
Fannie Mae Interest Strip
3.50%, 12/25/2043 (b)	2,333	416		CNH Equipment Trust 2016-C
Fannie Mae REMICS				1.76%, 09/15/2023	500	492
1.86%, 03/25/2046 (a),(b)	7,895	446				$584
1.89%, 05/25/2046 (a),(b)	12,214	685		TOTAL BONDS		$72,556
1.96%, 04/25/2045 (a),(b)	9,294	567		U.S. GOVERNMENT & GOVERNMENT	Principal
1.99%, 09/25/2055 (a),(b)	7,763	503		AGENCY OBLIGATIONS - 68.94%	Amount (000's)	Value (000's)
2.00%, 02/25/2040 (a)	1,222	1,217		Federal Home Loan Mortgage Corporation (FHLMC) - 14.16%
2.00%, 06/25/2045 (a),(b)	12,857	819		2.00%, 02/01/2028	$1,581	$1,547
2.13%, 08/25/2044 (a),(b)	6,261	432		2.00%, 03/01/2028	396	387
2.21%, 12/25/2044 (a),(b)	13,531	1,028		2.50%, 09/01/2027	562	564
3.00%, 12/25/2032 (a),(b)	5,757	819		2.50%, 02/01/2028	1,113	1,117
3.00%, 01/25/2046 (a)	1,052	1,064		2.81%, 09/01/2032(a)	23	24
3.50%, 01/25/2028 (a),(b)	4,206	473		3.00%, 02/01/2027	416	427
3.50%, 01/25/2040 (a),(b)	4,654	618		3.00%, 08/01/2042	983	982
3.50%, 11/25/2042	2,500	2,605		3.00%, 10/01/2042	716	716

See accompanying notes.

57

Schedule of Investments
Government & High Quality Bond Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal Home Loan Mortgage Corporation (FHLMC) (continued)				Federal Home Loan Mortgage Corporation (FHLMC) (continued)
3.00%, 10/01/2042	$1,409	$1,409		6.50%, 12/01/2031	$24	$27
3.00%, 10/01/2042	1,292	1,292		6.50%, 02/01/2032	21	24
3.00%, 05/01/2043	1,442	1,441		6.50%, 05/01/2032	53	62
3.00%, 10/01/2046 (a)	992	990		6.50%, 04/01/2035	9	10
3.50%, 02/01/2032	1,722	1,786		7.00%, 09/01/2023	10	11
3.50%, 04/01/2042	2,182	2,248		7.00%, 12/01/2023	4	5
3.50%, 05/01/2042	781	805		7.00%, 01/01/2024	5	5
3.50%, 07/01/2042	2,774	2,857		7.00%, 09/01/2027	6	7
3.50%, 09/01/2042	1,284	1,323		7.00%, 01/01/2028	54	59
3.50%, 10/01/2042	787	811		7.00%, 04/01/2028	25	28
3.50%, 02/01/2044	1,203	1,239		7.00%, 05/01/2028	4	4
3.50%, 08/01/2045	1,223	1,260		7.00%, 10/01/2031	9	10
3.50%, 07/01/2046	964	992		7.00%, 10/01/2031	15	17
4.00%, 12/01/2040	509	538		7.00%, 04/01/2032	77	87
4.00%, 07/01/2042	1,068	1,136		7.50%, 10/01/2030	14	17
4.00%, 01/01/2043	1,537	1,624		7.50%, 02/01/2031	5	5
4.00%, 06/01/2043	1,725	1,823		7.50%, 02/01/2031	4	5
4.50%, 07/01/2039	883	953		7.50%, 02/01/2031	11	13
4.50%, 11/01/2043	1,373	1,503		8.00%, 10/01/2030	24	28
5.00%, 10/01/2025	219	239		8.00%, 12/01/2030	2	2
5.00%, 02/01/2033	269	295		8.50%, 07/01/2029	31	34
5.00%, 06/01/2033	263	292				$35,397
5.00%, 07/01/2035	45	49		Federal National Mortgage Association (FNMA) - 37.66%
5.00%, 07/01/2035	19	21		2.00%, 10/01/2027	1,439	1,410
5.00%, 07/01/2035	164	180		2.00%, 10/01/2027	556	545
5.00%, 10/01/2035	78	86		2.50%, 05/01/2027	1,460	1,464
5.50%, 04/01/2018	10	10		2.50%, 06/01/2027	1,781	1,786
5.50%, 03/01/2024	14	16		2.50%, 05/01/2028	894	897
5.50%, 03/01/2033	183	205		2.50%, 07/01/2028	689	688
5.50%, 04/01/2038	16	18		2.50%, 08/01/2028	1,245	1,249
5.50%, 05/01/2038	73	82		2.62%, 07/01/2034(a)	63	66
6.00%, 04/01/2017	2	2		2.85%, 12/01/2032(a)	46	48
6.00%, 04/01/2017	1	1		3.00%, 05/01/2028	1,099	1,130
6.00%, 05/01/2017	2	2		3.00%, 05/01/2029	1,352	1,390
6.00%, 12/01/2023	6	7		3.00%, 08/01/2031	2,419	2,491
6.00%, 05/01/2031	17	20		3.00%, 10/01/2042	2,068	2,068
6.00%, 12/01/2031	21	24		3.00%, 11/01/2042	2,205	2,204
6.00%, 09/01/2032	25	28		3.00%, 11/01/2042	744	741
6.00%, 11/01/2033	50	57		3.00%, 12/01/2042	1,941	1,940
6.00%, 11/01/2033	69	79		3.00%, 01/01/2043	962	962
6.00%, 05/01/2034	306	339		3.00%, 02/01/2043	1,406	1,406
6.00%, 05/01/2034	149	170		3.00%, 04/01/2043	1,250	1,245
6.00%, 09/01/2034	85	97		3.00%, 06/01/2043	2,508	2,507
6.00%, 02/01/2035	85	97		3.00%, 08/01/2043	1,815	1,814
6.00%, 10/01/2036 (a)	77	88		3.00%, 09/01/2046	1,973	1,969
6.00%, 03/01/2037	68	78		3.00%, 12/01/2046	1,000	997
6.00%, 01/01/2038	138	159		3.09%, 12/01/2033(a)	162	169
6.00%, 01/01/2038 (a)	44	50		3.50%, 08/01/2031	1,271	1,341
6.00%, 04/01/2038	74	85		3.50%, 02/01/2042	1,566	1,618
6.50%, 06/01/2017	3	3		3.50%, 09/01/2042	2,561	2,641
6.50%, 06/01/2018	3	3		3.50%, 11/01/2042	1,824	1,881
6.50%, 08/01/2021	3	4		3.50%, 12/01/2042	2,032	2,096
6.50%, 12/01/2021	22	25		3.50%, 02/01/2043	693	715
6.50%, 04/01/2022	27	30		3.50%, 10/01/2044	834	862
6.50%, 05/01/2022	12	13		3.50%, 11/01/2044	824	851
6.50%, 05/01/2023	17	17		3.50%, 03/01/2045	1,944	2,000
6.50%, 04/01/2024	5	6		3.50%, 03/01/2045	858	884
6.50%, 04/01/2026	4	5		3.50%, 06/01/2045	1,446	1,493
6.50%, 05/01/2026	5	6		3.50%, 09/01/2045	1,256	1,293
6.50%, 05/01/2026	2	2		3.50%, 10/01/2045	915	944
6.50%, 12/01/2027	6	7		3.50%, 11/01/2045	928	956
6.50%, 01/01/2028	6	7		3.50%, 01/01/2046	931	961
6.50%, 03/01/2028	4	5		3.50%, 04/01/2046	1,436	1,482
6.50%, 09/01/2028	1	2		4.00%, 01/01/2034	821	871
6.50%, 10/01/2028	26	30		4.00%, 11/01/2040	776	819
6.50%, 11/01/2028	6	6		4.00%, 12/01/2040	781	828
6.50%, 12/01/2028	13	15		4.00%, 02/01/2041	2,026	2,148
6.50%, 03/01/2029	6	7		4.00%, 02/01/2042	1,246	1,321
6.50%, 07/01/2031	38	43		4.00%, 04/01/2042	886	936
6.50%, 08/01/2031	6	6		4.00%, 08/01/2043	688	731
6.50%, 10/01/2031	13	15		4.00%, 10/01/2043	640	679
6.50%, 10/01/2031	9	10		4.00%, 10/01/2043	610	643
				4.00%, 04/01/2044	448	476

See accompanying notes.

58

Schedule of Investments
Government & High Quality Bond Account
December 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Federal National Mortgage Association (FNMA) (continued)				Federal National Mortgage Association (FNMA) (continued)
4.00%, 08/01/2044	$778	$827		6.50%, 03/01/2029	$10	$12
4.00%, 10/01/2044	2,341	2,476		6.50%, 04/01/2029	5	6
4.00%, 11/01/2044	726	771		6.50%, 06/01/2031	10	11
4.00%, 02/01/2045	1,267	1,345		6.50%, 06/01/2031	11	13
4.00%, 08/01/2045	1,147	1,219		6.50%, 01/01/2032	4	5
4.00%, 09/01/2045	2,563	2,722		6.50%, 04/01/2032	61	69
4.50%, 12/01/2019	20	20		6.50%, 08/01/2032	19	22
4.50%, 01/01/2020	96	99		6.50%, 11/01/2032	28	31
4.50%, 08/01/2039	654	714		6.50%, 02/01/2033	31	35
4.50%, 09/01/2039	921	997		6.50%, 12/01/2036	65	75
4.50%, 03/01/2042	665	724		6.50%, 07/01/2037	33	38
4.50%, 09/01/2043	1,069	1,168		6.50%, 07/01/2037	50	60
4.50%, 09/01/2043	2,593	2,835		6.50%, 02/01/2038	42	49
4.50%, 10/01/2043	1,321	1,443		7.00%, 11/01/2027	3	3
4.50%, 11/01/2043	1,501	1,641		7.00%, 08/01/2028	25	28
4.50%, 09/01/2044	779	849		7.00%, 12/01/2028	20	23
4.50%, 12/01/2044	608	663		7.00%, 10/01/2029	23	26
5.00%, 01/01/2018	30	30		7.00%, 05/01/2031	5	5
5.00%, 11/01/2018	28	29		7.00%, 11/01/2031	37	40
5.00%, 05/01/2033	1,834	2,042		7.50%, 04/01/2022	1	1
5.00%, 04/01/2035	140	155		7.50%, 11/01/2029	14	15
5.00%, 04/01/2035	180	200		8.00%, 05/01/2027	15	15
5.00%, 07/01/2035	8	9		8.00%, 09/01/2027	9	9
5.00%, 02/01/2038	529	588		8.00%, 06/01/2030	3	4
5.00%, 02/01/2040	2,028	2,258		8.50%, 10/01/2027	31	32
5.00%, 07/01/2041	1,605	1,789		9.00%, 09/01/2030	9	10
5.50%, 08/01/2017	7	8				$94,123
5.50%, 12/01/2017	5	5		Government National Mortgage Association (GNMA) - 7.18%
5.50%, 01/01/2018	6	6		3.00%, 04/15/2027	821	848
5.50%, 07/01/2019	20	21		3.00%, 11/15/2042	1,395	1,414
5.50%, 08/01/2019	6	6		3.00%, 12/15/2042	2,544	2,581
5.50%, 08/01/2019	7	7		3.00%, 02/15/2043	2,088	2,119
5.50%, 08/01/2019	10	11		3.50%, 01/15/2043	1,634	1,711
5.50%, 08/01/2019	4	4		3.50%, 06/20/2043	1,086	1,136
5.50%, 08/01/2019	54	55		3.50%, 04/20/2045	1,202	1,252
5.50%, 08/01/2019	5	5		3.50%, 09/20/2045	1,615	1,686
5.50%, 09/01/2019	29	30		4.00%, 08/15/2041	1,437	1,546
5.50%, 10/01/2019	14	14		4.50%, 07/15/2040	955	1,039
5.50%, 05/01/2024	15	16		5.00%, 09/15/2033	8	9
5.50%, 05/01/2033	33	36		5.00%, 02/15/2034	472	522
5.50%, 06/01/2033	93	104		5.00%, 09/15/2039	63	70
5.50%, 06/01/2033	117	131		5.50%, 07/20/2033	215	242
5.50%, 09/01/2033	452	513		5.50%, 11/15/2033	46	51
5.50%, 02/01/2037	10	11		5.50%, 03/20/2034	228	262
5.50%, 03/01/2038	180	204		5.50%, 05/20/2035	197	221
5.50%, 03/01/2038	251	282		5.50%, 01/15/2039	59	66
5.50%, 08/01/2038	135	154		5.50%, 03/15/2039	138	154
6.00%, 08/01/2017	9	9		6.00%, 06/20/2024	45	50
6.00%, 06/01/2022	27	31		6.00%, 02/20/2026	5	6
6.00%, 11/01/2028	15	17		6.00%, 04/20/2026	7	8
6.00%, 08/01/2031	66	75		6.00%, 05/20/2026	5	5
6.00%, 12/01/2031	17	19		6.00%, 06/20/2026	6	7
6.00%, 01/01/2033	93	107		6.00%, 06/20/2026	9	10
6.00%, 02/01/2034	24	27		6.00%, 07/20/2026	2	2
6.00%, 05/01/2037	176	192		6.00%, 09/20/2026	9	10
6.00%, 07/01/2037	215	246		6.00%, 03/20/2027	21	24
6.00%, 11/01/2037	15	17		6.00%, 01/20/2028	6	7
6.00%, 12/01/2037	9	10		6.00%, 03/20/2028	4	5
6.00%, 03/01/2038	90	103		6.00%, 06/20/2028	20	23
6.00%, 08/01/2038	502	575		6.00%, 07/20/2028	13	14
6.50%, 08/01/2017	2	2		6.00%, 02/20/2029	12	14
6.50%, 11/01/2023	24	27		6.00%, 03/20/2029	24	28
6.50%, 05/01/2024	13	15		6.00%, 07/20/2029	26	29
6.50%, 09/01/2024	18	21		6.00%, 07/20/2033	171	200
6.50%, 07/01/2025	12	14		6.50%, 12/20/2025	12	13
6.50%, 08/01/2025	32	34		6.50%, 01/20/2026	8	8
6.50%, 02/01/2026	6	7		6.50%, 02/20/2026	11	13
6.50%, 03/01/2026	2	2		6.50%, 03/20/2031	15	18
6.50%, 05/01/2026	4	4		6.50%, 04/20/2031	17	20
6.50%, 06/01/2026	2	2		7.00%, 01/15/2028	1	1
6.50%, 07/01/2028	11	13		7.00%, 01/15/2028	1	2
6.50%, 09/01/2028	19	21
6.50%, 02/01/2029	4	4

See accompanying notes.

59

		Schedule of Investments
	Government & High Quality Bond Account
		December 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
Government National Mortgage Association (GNMA) (continued)
7.00%, 01/15/2028	$1	$1
7.00%, 01/15/2028	7	8
7.00%, 01/15/2028	4	4
7.00%, 03/15/2028	101	111
7.00%, 05/15/2028	38	41
7.00%, 01/15/2029	16	18
7.00%, 03/15/2029	4	5
7.00%, 05/15/2031	12	14
7.00%, 06/20/2031	12	14
7.00%, 09/15/2031	36	40
7.00%, 06/15/2032	182	206
7.50%, 02/15/2023	2	2
7.50%, 02/15/2023	1	1
7.50%, 04/15/2023	11	12
7.50%, 09/15/2023	3	4
7.50%, 09/15/2023	3	3
7.50%, 10/15/2023	6	6
7.50%, 11/15/2023	6	6
8.00%, 07/15/2026	2	2
8.00%, 08/15/2026	3	4
8.00%, 01/15/2027	1	1
8.00%, 02/15/2027	1	1
		$17,950
U.S. Treasury - 9.94%
1.00%, 02/15/2018	5,600	5,602
2.25%, 11/30/2017	3,250	3,290
3.13%, 05/15/2021	5,000	5,269
4.25%, 11/15/2040	2,150	2,610
5.25%, 11/15/2028	2,800	3,565
6.25%, 08/15/2023	3,600	4,500
		$24,836
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$172,306
Total Investments		$249,638
Other Assets and Liabilities - 0.12%		$289
TOTAL NET ASSETS - 100.00%		$249,927

(a)	Variable Rate. Rate shown is in effect at December 31, 2016.
(b)	Security is an Interest Only Strip
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $13,021 or 5.21% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	86.98%
Government	9.94%
Investment Companies	1.91%
Asset Backed Securities	1.05%
Other Assets and Liabilities	0.12%
TOTAL NET ASSETS	100.00%

See accompanying notes.

60

Schedule of Investments
Income Account
December 31, 2016

COMMON STOCKS - 1.41%	Shares Held	Value(000	's)		Principal
Oil & Gas - 0.25%				BONDS (continued)	Amount (000's) Value (000's)
W&T Offshore Inc (a)	212,750	$589		Beverages (continued)
				Anheuser-Busch InBev Worldwide Inc
Transportation - 1.16%				2.50%, 07/15/2022	$750	$738
Trailer Bridge Inc (a),(b)	25,472	2,675		7.75%, 01/15/2019	1,000	1,114
						$2,886
TOTAL COMMON STOCKS		$3,264		Biotechnology - 2.03%
INVESTMENT COMPANIES - 5.05%	Shares Held	Value(000	's)	Amgen Inc
Money Market Funds - 5.05%				3.63%, 05/15/2022	500	517
BlackRock Liquidity Funds FedFund Portfolio	11,703,591	11,704		3.88%, 11/15/2021	2,000	2,093
				Gilead Sciences Inc
TOTAL INVESTMENT COMPANIES		$11,704		3.65%, 03/01/2026	1,000	1,014
	Principal			4.40%, 12/01/2021	1,000	1,076
BONDS- 60.69%	Amount (000's)	Value(000	's)			$4,700
Aerospace & Defense - 0.46%				Chemicals - 0.76%
Boeing Co/The				Airgas Inc
8.75%, 08/15/2021	$850	$1,075		1.65%, 02/15/2018	1,000	1,002
				Westlake Chemical Corp
Apparel - 0.20%				3.60%, 08/15/2026(d)	250	240
Under Armour Inc				4.63%, 02/15/2021(d)	500	518
3.25%, 06/15/2026	500	472				$1,760
				Commercial Services - 0.99%
Automobile Floor Plan Asset Backed Securities - 1.73%				ERAC USA Finance LLC
BMW Floorplan Master Owner Trust				6.38%, 10/15/2017(d)	1,000	1,036
1.20%, 07/15/2020 (c),(d)	1,500	1,500		7.00%, 10/15/2037(d)	1,000	1,267
Ford Credit Floorplan Master Owner Trust A						$2,303
1.10%, 02/15/2019 (c)	500	500		Computers - 0.74%
Volkswagen Credit Auto Master Trust				Apple Inc
0.91%, 07/22/2019 (c),(d)	2,000	1,998		2.40%, 05/03/2023	1,750	1,704
		$3,998
Automobile Manufacturers - 0.88%				Credit Card Asset Backed Securities - 0.79%
American Honda Finance Corp				Cabela's Credit Card Master Note Trust
1.19%, 11/19/2018 (c)	1,000	1,001		1.05%, 03/16/2020(c)	1,325	1,325
Ford Motor Credit Co LLC				1.37%, 07/17/2023(c)	500	500
4.39%, 01/08/2026	500	507				$1,825
General Motors Co				Diversified Financial Services - 1.61%
4.88%, 10/02/2023	500	524		GE Capital International Funding Co
		$2,032		Unlimited Co
Banks- 9.00%				2.34%, 11/15/2020	413	413
Bank of America Corp				International Lease Finance Corp
5.42%, 03/15/2017	800	806		8.75%, 03/15/2017(c)	1,000	1,014
8.00%, 07/29/2049 (c),(e)	1,000	1,027		Jefferies Group LLC
8.13%, 12/29/2049 (c),(e)	1,000	1,039		6.25%, 01/15/2036	1,425	1,453
Bank of New York Mellon Corp/The				8.50%, 07/15/2019	750	850
2.80%, 05/04/2026	500	482				$3,730
Citigroup Inc				Electric - 6.47%
3.88%, 03/26/2025	1,000	993		Entergy Louisiana LLC
4.50%, 01/14/2022	1,000	1,066		3.25%, 04/01/2028	500	493
Goldman Sachs Group Inc/The				Entergy Texas Inc
5.38%, 03/15/2020	2,000	2,170		2.55%, 06/01/2021	500	498
ING Bank NV				Exelon Generation Co LLC
5.00%, 06/09/2021 (d)	1,000	1,094		6.20%, 10/01/2017	1,000	1,034
JPMorgan Chase & Co				GenOn Americas Generation LLC
3.63%, 05/13/2024	1,000	1,017		8.50%, 10/01/2021	1,250	1,044
7.90%, 04/29/2049 (c),(e)	1,000	1,036		GenOn Energy Inc
Morgan Stanley				9.88%, 10/15/2020	750	512
5.50%, 07/28/2021	1,000	1,108		LG&E & KU Energy LLC
6.25%, 08/09/2026	850	1,016		4.38%, 10/01/2021	1,000	1,064
PNC Financial Services Group Inc/The				Metropolitan Edison Co
6.75%, 07/29/2049 (c),(e)	2,000	2,153		3.50%, 03/15/2023(d)	1,000	998
SunTrust Bank/Atlanta GA				Oncor Electric Delivery Co LLC
2.75%, 05/01/2023	1,000	975		7.00%, 09/01/2022	2,000	2,441
SunTrust Banks Inc				PacifiCorp
2.70%, 01/27/2022	500	500		5.25%, 06/15/2035	850	976
US Bancorp				6.25%, 10/15/2037	500	648
1.65%, 05/15/2017	2,000	2,003		Solar Star Funding LLC
3.60%, 09/11/2024	250	255		5.38%, 06/30/2035(d)	1,466	1,516
Wells Fargo & Co				Southwestern Electric Power Co
7.98%, 12/31/2049 (c),(e)	2,000	2,090		3.55%, 02/15/2022	1,000	1,037
		$20,830		TransAlta Corp
Beverages - 1.25%				4.50%, 11/15/2022	1,750	1,720
Anheuser-Busch InBev Finance Inc				Tucson Electric Power Co
3.65%, 02/01/2026	500	508		3.85%, 03/15/2023	1,000	1,008
4.70%, 02/01/2036	500	526				$14,989

See accompanying notes.

61

Schedule of Investments
Income Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Electronics - 0.56%			Oil & Gas - 4.31%
Corning Inc			BG Energy Capital PLC
4.75%, 03/15/2042	$750	$745	4.00%, 10/15/2021(d)	$1,000	$1,063
6.63%, 05/15/2019	500	552	BP Capital Markets PLC
		$1,297	3.25%, 05/06/2022	1,000	1,021
Entertainment - 0.11%			Linn Energy LLC / Linn Energy Finance
Greektown Holdings LLC/Greektown			Corp
Mothership Corp			0.00%, 05/15/2019(a)	1,000	422
8.88%, 03/15/2019 (d)	250	263	Nabors Industries Inc
			5.00%, 09/15/2020	1,000	1,027
Environmental Control - 0.66%			Petro-Canada
Advanced Disposal Services Inc			9.25%, 10/15/2021	1,075	1,329
5.63%, 11/15/2024 (d)	500	497	Phillips 66
Republic Services Inc			4.30%, 04/01/2022	1,000	1,074
3.55%, 06/01/2022	1,000	1,039	Rowan Cos Inc
		$1,536	4.88%, 06/01/2022	750	709
Food- 0.22%			W&T Offshore Inc
Kraft Heinz Foods Co			8.50%, 06/15/2021(d)	514	303
3.95%, 07/15/2025	500	507	9.00%, 05/15/2020(d)	573	436
			Whiting Petroleum Corp
Healthcare - Services - 1.69%			5.75%, 03/15/2021	1,250	1,245
HCA Inc			XTO Energy Inc
7.50%, 11/06/2033	250	265	6.75%, 08/01/2037	1,000	1,362
HealthSouth Corp					$9,991
5.75%, 11/01/2024	500	506	Oil & Gas Services - 2.19%
Roche Holdings Inc			Archrock Partners LP / Archrock Partners
1.34%, 09/30/2019 (c),(d)	1,000	1,001	Finance Corp
Surgery Center Holdings Inc			6.00%, 04/01/2021	2,000	1,940
8.88%, 04/15/2021 (d)	2,000	2,130	Schlumberger Holdings Corp
		$3,902	3.63%, 12/21/2022(d)	500	518
Housewares - 0.23%			4.00%, 12/21/2025(d)	500	524
Newell Brands Inc			Weatherford International Ltd
4.20%, 04/01/2026	500	522	4.50%, 04/15/2022	250	217
			5.13%, 09/15/2020	2,000	1,880
Insurance - 2.90%					$5,079
Fidelity National Financial Inc			Other Asset Backed Securities - 0.94%
6.60%, 05/15/2017	2,500	2,543	Drug Royalty II LP 2
First American Financial Corp			3.48%, 07/15/2023(c),(d)	1,188	1,180
4.30%, 02/01/2023	2,000	1,965	PFS Financing Corp
Prudential Financial Inc			1.32%, 04/15/2020(c),(d)	1,000	998
7.38%, 06/15/2019	1,000	1,126			$2,178
8.88%, 06/15/2068 (c)	1,000	1,080	Packaging & Containers - 0.44%
		$6,714	Sealed Air Corp
Iron & Steel - 1.05%			6.88%, 07/15/2033(d)	1,000	1,018
Allegheny Technologies Inc
5.95%, 01/15/2021	2,000	1,935	Pharmaceuticals - 1.18%
7.88%, 08/15/2023 (c)	500	490	AbbVie Inc
		$2,425	2.90%, 11/06/2022	1,000	988
Leisure Products & Services - 0.76%			Actavis Funding SCS
Carnival Corp			3.80%, 03/15/2025	1,000	1,001
7.20%, 10/01/2023	1,475	1,763	4.55%, 03/15/2035	750	742
					$2,731
Lodging - 0.35%			Pipelines - 3.60%
Boyd Gaming Corp			ANR Pipeline Co
6.88%, 05/15/2023	750	806	9.63%, 11/01/2021	1,000	1,295
			Buckeye Partners LP
Media- 2.75%			3.95%, 12/01/2026	500	487
21st Century Fox America Inc			4.35%, 10/15/2024	500	510
6.40%, 12/15/2035	1,000	1,195	Columbia Pipeline Group Inc
Comcast Corp			4.50%, 06/01/2025	1,000	1,051
6.45%, 03/15/2037	2,000	2,582	El Paso Natural Gas Co LLC
Historic TW Inc			7.50%, 11/15/2026	2,100	2,490
9.15%, 02/01/2023	250	321	Express Pipeline LLC
Time Warner Cable LLC			7.39%, 12/31/2019(d)	226	233
6.55%, 05/01/2037	1,500	1,698	Plains All American Pipeline LP / PAA
6.75%, 06/15/2039	500	581	Finance Corp
		$6,377	4.50%, 12/15/2026	500	507
Miscellaneous Manufacturers - 0.07%			Southeast Supply Header LLC
General Electric Co			4.25%, 06/15/2024(d)	750	707
5.30%, 02/11/2021	144	160	Southern Natural Gas Co LLC
			8.00%, 03/01/2032	850	1,064
					$8,344

See accompanying notes.

62

Schedule of Investments
Income Account
December 31, 2016

	Principal			U.S. GOVERNMENT & GOVERNMENT	Principal
BONDS (continued)	Amount (000's)	Value(000	's)	AGENCY OBLIGATIONS (continued)	Amount (000's)	Value (000's)
REITS- 6.40%				Federal Home Loan Mortgage Corporation (FHLMC) (continued)
Alexandria Real Estate Equities Inc				4.50%, 07/01/2039	$1,024	$1,111
4.30%, 01/15/2026	$1,000	$1,028		4.50%, 12/01/2040	548	591
4.60%, 04/01/2022	1,250	1,322		4.50%, 10/01/2041	592	637
CubeSmart LP				5.00%, 08/01/2019	82	84
4.80%, 07/15/2022	2,000	2,153		5.00%, 08/01/2035	665	714
HCP Inc				5.50%, 11/01/2017	9	9
3.75%, 02/01/2019	1,000	1,028		5.50%, 01/01/2018	5	5
Hospitality Properties Trust				5.50%, 05/01/2031	39	44
4.65%, 03/15/2024	750	748		5.50%, 06/01/2035	50	56
5.00%, 08/15/2022	750	792		6.00%, 03/01/2031	16	18
Kimco Realty Corp				6.00%, 05/01/2032	29	32
6.88%, 10/01/2019	2,000	2,240		6.50%, 06/01/2029	13	14
Omega Healthcare Investors Inc				6.50%, 08/01/2029	20	23
5.25%, 01/15/2026	500	514		7.00%, 01/01/2032	5	5
Ventas Realty LP / Ventas Capital Corp				9.00%, 01/01/2025	3	4
3.25%, 08/15/2022	1,750	1,767				$12,665
Welltower Inc				Federal National Mortgage Association (FNMA) - 13.35%
6.13%, 04/15/2020	1,000	1,110		3.00%, 03/01/2042	1,160	1,159
Weyerhaeuser Co				3.00%, 03/01/2042	1,242	1,242
4.70%, 03/15/2021	2,000	2,122		3.00%, 05/01/2042	650	650
		$14,824		3.00%, 06/01/2042	591	591
Savings & Loans - 0.26%				3.00%, 06/01/2042	1,185	1,184
First Niagara Financial Group Inc				3.50%, 12/01/2040	967	997
7.25%, 12/15/2021	500	595		3.50%, 12/01/2041	326	337
				3.50%, 03/01/2042	560	578
Software - 0.85%				3.50%, 04/01/2042	1,074	1,107
Oracle Corp				3.50%, 02/01/2043	716	738
2.50%, 05/15/2022	1,000	993		3.50%, 06/01/2043	1,107	1,141
2.95%, 05/15/2025	1,000	980		3.50%, 03/01/2045	854	879
		$1,973		3.50%, 05/01/2046	952	976
Telecommunications - 1.39%				4.00%, 03/01/2039	698	736
Qwest Corp				4.00%, 08/01/2040	576	608
6.75%, 12/01/2021	2,000	2,170		4.00%, 09/01/2040	1,356	1,435
Sprint Corp				4.00%, 11/01/2040	707	746
7.88%, 09/15/2023	250	267		4.00%, 10/01/2041	523	550
Sprint Spectrum Co LLC / Sprint Spectrum Co				4.00%, 10/01/2041	723	763
II LLC / Sprint Spectrum Co III LLC				4.00%, 11/01/2041	790	835
3.36%, 03/20/2023 (d)	250	251		4.00%, 04/01/2042	503	531
T-Mobile USA Inc				4.00%, 11/01/2043	623	657
6.38%, 03/01/2025	500	534		4.00%, 11/01/2043	1,680	1,780
		$3,222		4.00%, 01/01/2044	1,421	1,502
Transportation - 0.00%				4.00%, 02/01/2044	1,920	2,032
Trailer Bridge Inc				4.00%, 09/01/2044	628	660
0.00%, 11/15/2017 (a),(b),(f)	2,000	—		4.50%, 08/01/2039	284	309
				4.50%, 08/01/2040	931	1,003
Trucking & Leasing - 0.87%				4.50%, 10/01/2040	901	971
Penske Truck Leasing Co Lp / PTL Finance				4.50%, 12/01/2040	545	588
Corp				4.50%, 08/01/2041	600	645
3.75%, 05/11/2017 (d)	2,000	2,016		4.50%, 05/01/2044	904	973
				4.50%, 06/01/2046	927	999
TOTAL BONDS		$140,547		5.00%, 01/01/2018	14	15
SENIOR FLOATING RATE INTERESTS -	Principal			5.00%, 08/01/2035	302	330
0.11%	Amount (000's)	Value (000's)		5.50%, 03/01/2033	31	34
Transportation - 0.11%				5.50%, 06/01/2033	171	192
Trailer Bridge Inc, Term Loan				5.50%, 02/01/2035	288	323
12.00%, 03/31/2017 (b),(c),(f)	$262	$257		6.00%, 04/01/2032	29	33
				6.50%, 05/01/2031	5	6
TOTAL SENIOR FLOATING RATE INTERESTS		$257		6.50%, 04/01/2032	70	79
U.S. GOVERNMENT & GOVERNMENT	Principal			7.00%, 01/01/2030	2	2
AGENCY OBLIGATIONS - 32.77%	Amount (000's)	Value(000	's)			$30,916
Federal Home Loan Mortgage Corporation (FHLMC) - 5.47%				Government National Mortgage Association (GNMA) - 0.03%
3.00%, 10/01/2042	$716	$716		7.00%, 06/20/2031	43	51
3.00%, 11/01/2042	704	704		9.00%, 02/15/2025	3	3
3.50%, 10/01/2041	739	761				$54
3.50%, 04/01/2042	938	966		U.S. Treasury - 13.92%
3.50%, 04/01/2042	1,723	1,775		0.75%, 10/31/2017	1,000	999
3.50%, 04/01/2045	894	917		0.88%, 02/28/2017	500	500
4.00%, 02/01/2045	642	675		1.38%, 11/30/2018	1,000	1,004
4.00%, 02/01/2046	903	950		1.50%, 08/15/2026	2,000	1,840
4.00%, 06/01/2046	1,012	1,066		1.63%, 11/15/2022	2,000	1,946
4.50%, 05/01/2039	477	513		1.75%, 05/15/2022	2,000	1,971
4.50%, 06/01/2039	256	275		2.00%, 11/15/2021	1,000	1,003

See accompanying notes.

63

		Schedule of Investments
		Income Account
		December 31, 2016

U.S. GOVERNMENT & GOVERNMENT	Principal
AGENCY OBLIGATIONS (continued)	Amount (000's)	Value(000	's)
U.S. Treasury (continued)
2.00%, 11/15/2026	$1,000	$962
2.38%, 05/31/2018	1,000	1,019
2.50%, 05/15/2024	1,000	1,015
2.63%, 11/15/2020	2,000	2,067
2.75%, 02/15/2019	1,000	1,031
2.75%, 02/15/2024	1,000	1,033
2.88%, 05/15/2043	1,000	966
2.88%, 08/15/2045	1,000	962
3.00%, 11/15/2044	1,000	988
3.13%, 05/15/2019	2,000	2,085
3.13%, 05/15/2021	1,000	1,054
3.13%, 08/15/2044	1,000	1,012
3.38%, 05/15/2044	1,000	1,060
3.50%, 02/15/2039	1,000	1,094
3.63%, 02/15/2020	2,000	2,128
3.63%, 02/15/2044	1,000	1,108
3.75%, 08/15/2041	1,000	1,126
3.75%, 11/15/2043	2,000	2,268
		$32,241
TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS		$75,876
Total Investments		$231,648
Other Assets and Liabilities - (0.03)%		$(79)
TOTAL NET ASSETS - 100.00%		$231,569

(a)	Non-Income Producing Security
(b)	Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. Inputs used in the valuation may be unobservable; however, not all securities are included in Level 3 of the fair value hierarchy. At the end of the period, the fair value of these securities totaled $2,932 or 1.27% of net assets.
(c)	Variable Rate. Rate shown is in effect at December 31, 2016.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities totaled $23,305 or 10.06% of net assets.
(e)	Perpetual security. Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.
(f)	Security is Illiquid. At the end of the period, the value of these securities totaled $257 or 0.11% of net assets.

Portfolio Summary (unaudited)

Sector	Percent
Financial	20.17%
Mortgage Securities	18.85%
Government	13.92%
Energy	10.35%
Consumer, Non-cyclical	7.36%
Utilities	6.47%
Investment Companies	5.05%
Industrial	4.33%
Communications	4.14%
Asset Backed Securities	3.46%
Consumer, Cyclical	2.53%
Basic Materials	1.81%
Technology	1.59%
Other Assets and Liabilities	(0.03)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

64

Schedule of Investments
LargeCap Growth Account
December 31, 2016

COMMON STOCKS - 97.06%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 0.80%				Oil & Gas (continued)
L-3 Communications Corp	5,100	$776		Pioneer Natural Resources Co	10,562	$1,902
						$3,687
Airlines - 2.17%				Oil & Gas Services - 0.75%
Delta Air Lines Inc	42,814	2,106		Halliburton Co	13,500	730

Banks - 1.34%				Pharmaceuticals - 1.18%
Citizens Financial Group Inc	36,400	1,297		DexCom Inc (a)	19,210	1,147

Biotechnology - 2.86%				Retail - 8.96%
Biogen Inc (a)	2,200	624		Dollar Tree Inc (a)	16,014	1,236
Celgene Corp (a)	18,576	2,150		Nordstrom Inc	17,900	858
		$2,774		Panera Bread Co (a)	6,443	1,321
Building Materials - 1.94%				TJX Cos Inc/The	32,682	2,456
Masco Corp	59,500	1,881		Ulta Salon Cosmetics & Fragrance Inc (a)	11,101	2,830
						$8,701
Chemicals - 1.17%				Semiconductors - 9.95%
Albemarle Corp	13,244	1,140		Analog Devices Inc	17,500	1,271
				Applied Materials Inc	45,000	1,452
Commercial Services - 4.38%				Broadcom Ltd	8,960	1,584
FleetCor Technologies Inc (a)	13,729	1,943		Lam Research Corp	21,560	2,279
S&P Global Inc	12,053	1,296		Micron Technology Inc (a)	67,100	1,471
Vantiv Inc (a)	17,000	1,014		NXP Semiconductors NV (a)	16,433	1,611
		$4,253				$9,668
Computers - 4.32%				Software - 5.87%
Apple Inc	36,245	4,198		Fidelity National Information Services Inc	19,487	1,474
				Microsoft Corp	68,100	4,232
Cosmetics & Personal Care - 2.54%						$5,706
Procter & Gamble Co/The	29,291	2,463		Transportation - 3.68%
				CSX Corp	36,500	1,311
Diversified Financial Services - 7.99%				FedEx Corp	12,132	2,259
Charles Schwab Corp/The	24,900	983				$3,570
CME Group Inc	11,373	1,312		TOTAL COMMON STOCKS		$94,265
Mastercard Inc	26,467	2,732		INVESTMENT COMPANIES - 2.92%	Shares Held	Value(000	's)
Visa Inc	35,040	2,734		Money Market Funds - 2.92%
		$7,761		BlackRock Liquidity Funds FedFund Portfolio	2,837,170	2,837
Food - 3.50%
Kellogg Co	14,657	1,080		TOTAL INVESTMENT COMPANIES		$2,837
Kraft Heinz Co/The	20,300	1,773		Total Investments		$97,102
Pinnacle Foods Inc	10,300	551		Other Assets and Liabilities - 0.02%		$19
		$3,404		TOTAL NET ASSETS - 100.00%		$97,121
Healthcare - Products - 6.39%
Edwards Lifesciences Corp (a)	23,627	2,214
Intuitive Surgical Inc (a)	3,075	1,950		(a) Non-Income Producing Security
Thermo Fisher Scientific Inc	14,490	2,044
		$6,208
Housewares - 1.47%
Newell Brands Inc	31,900	1,424		Portfolio Summary (unaudited)
				Sector		Percent
Internet - 14.95%				Consumer, Non-cyclical		20.85%
Alphabet Inc - A Shares (a)	5,904	4,678		Technology		20.14%
Amazon.com Inc (a)	4,218	3,163		Consumer, Cyclical		15.90%
eBay Inc (a)	33,300	989		Communications		15.45%
Facebook Inc (a)	24,369	2,804		Industrial		9.67%
Netflix Inc (a)	11,996	1,485		Financial		9.33%
Priceline Group Inc/The (a)	957	1,403		Energy		4.55%
		$14,522		Investment Companies		2.92%
Leisure Products & Services - 1.96%				Basic Materials		1.17%
Royal Caribbean Cruises Ltd	23,262	1,908		Other Assets and Liabilities		0.02%
				TOTAL NET ASSETS		100.00%
Lodging - 1.34%
Wynn Resorts Ltd	15,028	1,300

Machinery - Construction & Mining - 2.22%
Caterpillar Inc	23,200	2,152

Machinery - Diversified - 1.03%
Deere & Co	9,700	999

Media - 0.50%
CBS Corp	7,700	490

Oil & Gas - 3.80%
Diamondback Energy Inc (a)	17,660	1,785

See accompanying notes.

65

Schedule of Investments
MidCap Account
December 31, 2016

COMMON STOCKS - 99.59%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.09%				Internet (continued)
TransDigm Group Inc	73,398	$18,273		Liberty Ventures (a)	117,616	$4,336
				VeriSign Inc (a)	116,232	8,842
Banks - 1.30%						$16,289
M&T Bank Corp	48,990	7,664		Machinery - Diversified - 1.99%
				Roper Technologies Inc	64,280	11,768
Beverages - 0.34%
Brown-Forman Corp - B Shares	45,217	2,031		Media - 5.81%
				Liberty Broadband Corp - A Shares (a)	42,302	3,065
Building Materials - 1.48%				Liberty Broadband Corp - C Shares (a)	129,127	9,565
Martin Marietta Materials Inc	35,921	7,958		Liberty Global PLC - A Shares (a)	51,170	1,565
Vulcan Materials Co	6,575	823		Liberty Global PLC - C Shares (a)	301,973	8,969
		$8,781		Liberty Media Corp-Liberty Braves - A Shares	8,105	166
Chemicals - 3.54%				(a)
Air Products & Chemicals Inc	89,840	12,921		Liberty Media Corp-Liberty Braves - C Shares	33,366	687
Axalta Coating Systems Ltd (a)	82,610	2,247		(a)
Sherwin-Williams Co/The	21,423	5,757		Liberty Media Corp-Liberty Media - A Shares	18,416	577
		$20,925		(a)
Commercial Services - 11.17%				Liberty Media Corp-Liberty Media - C Shares	54,043	1,693
				(a)
Brookfield Business Partners LP	17,313	417
Ecolab Inc	28,784	3,374		Liberty Media Corp-Liberty SiriusXM - A	57,260	1,977
IHS Markit Ltd (a)	121,700	4,309		Shares (a)
KAR Auction Services Inc	166,731	7,106		Liberty Media Corp-Liberty SiriusXM - C	179,986	6,105
Live Nation Entertainment Inc (a)	166,459	4,428		Shares (a)
Macquarie Infrastructure Corp	89,846	7,340				$34,369
Moody's Corp	163,242	15,389		Miscellaneous Manufacturers - 1.86%
Robert Half International Inc	42,083	2,053		Colfax Corp (a)	305,956	10,993
S&P Global Inc	106,816	11,487
Verisk Analytics Inc (a)	125,585	10,194		Pharmaceuticals - 2.99%
		$66,097		Mead Johnson Nutrition Co	33,407	2,364
Distribution & Wholesale - 1.12%				Zoetis Inc	286,348	15,328
Fastenal Co	71,994	3,382				$17,692
HD Supply Holdings Inc (a)	76,632	3,258		Private Equity - 1.15%
		$6,640		KKR & Co LP	107,397	1,653
Diversified Financial Services - 1.93%				Onex Corp	76,281	5,169
FNF Group	337,055	11,446				$6,822
FNFV Group (a)	195	3		Real Estate - 7.53%
		$11,449		Brookfield Asset Management Inc	857,619	28,310
Electric - 2.28%				Brookfield Property Partners LP	106,522	2,342
Brookfield Infrastructure Partners LP	326,429	10,926		CBRE Group Inc (a)	299,644	9,436
Brookfield Renewable Partners LP	85,698	2,545		Howard Hughes Corp/The (a)	39,256	4,479
		$13,471				$44,567
Electronics - 0.68%				REITS - 2.08%
Sensata Technologies Holding NV (a)	102,796	4,004		Equinix Inc	18,682	6,677
				Forest City Realty Trust Inc	270,119	5,629
Engineering & Construction - 3.44%						$12,306
SBA Communications Corp (a)	197,390	20,383		Retail - 15.64%
				AutoZone Inc (a)	12,744	10,065
Healthcare - Products - 1.50%				CarMax Inc (a)	287,073	18,484
CR Bard Inc	39,461	8,865		Copart Inc (a)	120,029	6,651
				Dollar General Corp	41,204	3,052
Healthcare - Services - 1.02%				Dollar Tree Inc (a)	162,657	12,554
DaVita Inc (a)	94,488	6,066		O'Reilly Automotive Inc (a)	51,777	14,415
				Restaurant Brands International Inc	292,523	13,942
Holding Companies - Diversified - 0.82%				Ross Stores Inc	203,353	13,340
Leucadia National Corp	208,205	4,841				$92,503
				Semiconductors - 1.36%
Home Builders - 0.77%				Microchip Technology Inc	125,552	8,054
Lennar Corp - A Shares	62,400	2,679
NVR Inc (a)	1,111	1,854		Software - 5.75%
		$4,533		Autodesk Inc (a)	159,865	11,832
Insurance - 13.36%				CDK Global Inc	67,864	4,051
Alleghany Corp (a)	4,117	2,504		Fidelity National Information Services Inc	120,326	9,102
Aon PLC	185,540	20,693		Intuit Inc	64,264	7,365
Arch Capital Group Ltd (a)	65,883	5,685		MSCI Inc	20,936	1,649
Brown & Brown Inc	128,431	5,761				$33,999
Loews Corp	206,443	9,668		Telecommunications - 1.44%
Markel Corp (a)	22,085	19,976		EchoStar Corp (a)	31,141	1,600
Progressive Corp/The	129,442	4,595		Motorola Solutions Inc	83,586	6,929
White Mountains Insurance Group Ltd	5,527	4,621				$8,529
Willis Towers Watson PLC	45,076	5,512		Textiles - 1.40%
		$79,015		Mohawk Industries Inc (a)	41,357	8,258
Internet - 2.75%
Liberty Expedia Holdings Inc (a)	78,410	3,111		TOTAL COMMON STOCKS		$589,187

See accompanying notes.

66

		Schedule of Investments
		MidCap Account
		December 31, 2016

INVESTMENT COMPANIES - 0.23%	Shares Held	Value(000	's)
Money Market Funds - 0.23%
BlackRock Liquidity Funds FedFund Portfolio	1,379,201	$1,379

TOTAL INVESTMENT COMPANIES		$1,379
Total Investments		$590,566
Other Assets and Liabilities - 0.18%		$1,053
TOTAL NET ASSETS - 100.00%		$591,619

(a) Non-Income Producing Security

Portfolio Summary (unaudited)
Sector		Percent
Financial		27.35%
Consumer, Cyclical		18.93%
Consumer, Non-cyclical		17.02%
Industrial		12.54%
Communications		10.00%
Technology		7.11%
Basic Materials		3.54%
Utilities		2.28%
Diversified		0.82%
Investment Companies		0.23%
Other Assets and Liabilities		0.18%
TOTAL NET ASSETS		100.00%

See accompanying notes.

67

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2016

COMMON STOCKS - 98.18%	Shares Held	Value (000's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Aerospace & Defense - 3.19%			Electric - 1.98%
Boeing Co/The	13,063	$2,034	NextEra Energy Inc	12,020	$1,436
Northrop Grumman Corp	8,699	2,023	Xcel Energy Inc	39,746	1,618
Teledyne Technologies Inc (a)	7,077	870			$3,054
		$4,927	Electronics - 0.83%
Airlines - 1.03%			Trimble Inc (a)	19,404	585
Alaska Air Group Inc	17,880	1,587	Waters Corp (a)	5,227	703
					$1,288
Apparel - 1.22%			Environmental Control - 1.46%
Deckers Outdoor Corp (a)	9,821	544	Waste Connections Inc	28,625	2,250
NIKE Inc	26,440	1,344
		$1,888	Food - 3.84%
Automobile Manufacturers - 0.67%			B&G Foods Inc	24,496	1,073
PACCAR Inc	16,281	1,040	General Mills Inc	19,381	1,197
			Kroger Co/The	83,307	2,875
Automobile Parts & Equipment - 1.36%			McCormick & Co Inc/MD	8,466	790
Adient plc (a)	16,750	982	Safeway, Inc. - CVR - Casa Ley (a),(b),(c)	825	—
Autoliv Inc	7,663	867	Safeway, Inc. - CVR - Property Development	825	—
Mobileye NV (a)	6,696	255	Centers (a),(b),(c)
		$2,104			$5,935
Banks - 7.62%			Gas - 0.96%
East West Bancorp Inc	17,302	879	Sempra Energy	14,757	1,485
Goldman Sachs Group Inc/The	4,552	1,090
JPMorgan Chase & Co	25,308	2,184	Healthcare - Products - 4.90%
PNC Financial Services Group Inc/The	14,867	1,739	Abbott Laboratories	18,197	699
SVB Financial Group (a)	3,163	543	Becton Dickinson and Co	9,493	1,572
US Bancorp	39,858	2,048	Bio-Techne Corp	4,768	490
Wells Fargo & Co	59,887	3,300	Edwards Lifesciences Corp (a)	11,105	1,041
		$11,783	Medtronic PLC	17,218	1,226
Beverages - 2.64%			Thermo Fisher Scientific Inc	13,005	1,835
Anheuser-Busch InBev SA/NV ADR	7,259	766	Varian Medical Systems Inc (a)	7,927	712
Brown-Forman Corp - B Shares	10,354	465			$7,575
Dr Pepper Snapple Group Inc	12,875	1,167	Healthcare - Services - 0.70%
PepsiCo Inc	16,108	1,685	DaVita Inc (a)	7,227	464
		$4,083	Universal Health Services Inc	5,819	619
Biotechnology - 1.36%					$1,083
Biogen Inc (a)	4,324	1,226	Housewares - 0.25%
Gilead Sciences Inc	12,193	873	Tupperware Brands Corp	7,322	385
		$2,099
Building Materials - 0.67%			Insurance - 2.38%
Apogee Enterprises Inc	8,035	430	AmTrust Financial Services Inc	58,175	1,593
Johnson Controls International plc	14,804	610	Chubb Ltd	15,729	2,078
		$1,040			$3,671
Chemicals - 2.40%			Internet - 5.26%
EI du Pont de Nemours & Co	6,248	459	Alphabet Inc - A Shares (a)	2,853	2,261
FMC Corp	8,203	464	Alphabet Inc - C Shares (a)	2,003	1,546
HB Fuller Co	17,763	858	Amazon.com Inc (a)	2,270	1,702
Innospec Inc	12,667	868	eBay Inc (a)	34,724	1,031
International Flavors & Fragrances Inc	2,902	342	Facebook Inc (a)	13,775	1,585
PPG Industries Inc	7,666	726			$8,125
		$3,717	Iron & Steel - 0.43%
Commercial Services - 1.04%			Reliance Steel & Aluminum Co	8,359	665
Aaron's Inc	26,970	863
PayPal Holdings Inc (a)	19,026	751	Machinery - Diversified - 1.75%
		$1,614	Deere & Co	7,598	783
Computers - 3.37%			Flowserve Corp	22,259	1,069
Apple Inc	45,001	5,212	Roper Technologies Inc	4,681	857
					$2,709
Consumer Products - 0.25%			Media - 3.76%
Kimberly-Clark Corp	3,350	382	Comcast Corp - Class A	36,049	2,489
			Nexstar Broadcasting Group Inc	4,956	314
Cosmetics & Personal Care - 0.43%			Sirius XM Holdings Inc	174,596	777
Procter & Gamble Co/The	7,910	665	Walt Disney Co/The	21,485	2,239
					$5,819
Distribution & Wholesale - 0.36%			Miscellaneous Manufacturers - 1.47%
Pool Corp	5,380	561	AptarGroup Inc	11,970	879
			Crane Co	5,364	387
Diversified Financial Services - 4.35%			Donaldson Co Inc	1,775	75
Ameriprise Financial Inc	14,361	1,593	General Electric Co	29,324	926
Charles Schwab Corp/The	29,681	1,172			$2,267
Discover Financial Services	11,419	823	Oil & Gas - 5.54%
FNF Group	45,399	1,542	Chevron Corp	14,170	1,668
Synchrony Financial	44,167	1,602	Cimarex Energy Co	18,355	2,494
		$6,732	Energen Corp (a)	11,857	684

See accompanying notes.

68

     Schedule of Investments Principal Capital Appreciation Account December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	INVESTMENT COMPANIES - 1.07%	Shares Held	Value (000's)
Oil & Gas (continued)				Money Market Funds - 1.07%
Exxon Mobil Corp	24,046	$2,170		BlackRock Liquidity Funds FedFund Portfolio	1,662,136	$1,662
Noble Energy Inc	21,003	799
Valero Energy Corp	10,942	748		TOTAL INVESTMENT COMPANIES		$1,662
		$8,563		Total Investments		$153,453
Oil & Gas Services - 0.99%				Other Assets and Liabilities - 0.75%		$1,160
Schlumberger Ltd	18,212	1,529		TOTAL NET ASSETS - 100.00%		$154,613

Pharmaceuticals - 4.63%
Allergan plc	6,073	1,275		(a) Non-Income Producing Security
Bristol-Myers Squibb Co	9,567	559		(b)		Security is Illiquid. At the end of the period, the value of these securities
Johnson & Johnson	17,611	2,029		totaled $0 or 0.00% of net assets.
McKesson Corp	7,643	1,074		(c)		Fair value of these investments is determined in good faith by the Manager
Pfizer Inc	40,423	1,313		under procedures established and periodically reviewed by the Board of
VCA Inc (a)	13,217	907		Directors. Inputs used in the valuation may be unobservable; however, not
		$7,157		all securities are included in Level 3 of the fair value hierarchy. At the end
Pipelines - 0.43%				of the period, the fair value of these securities totaled $0 or 0.00% of net
Magellan Midstream Partners LP	8,671	656		assets.

REITS - 3.96%
Alexandria Real Estate Equities Inc	14,255	1,584
Essex Property Trust Inc	3,439	800		Portfolio Summary (unaudited)
Host Hotels & Resorts Inc	61,000	1,149		Sector		Percent
Realty Income Corp	23,277	1,338		Consumer, Non-cyclical		19.79%
Ventas Inc	14,212	888		Financial		18.68%
Weyerhaeuser Co	12,189	367		Technology		13.59%
		$6,126		Communications		12.03%
Retail - 5.61%				Consumer, Cyclical		11.23%
Chipotle Mexican Grill Inc (a)	2,292	865		Industrial		10.13%
Copart Inc (a)	6,990	387		Energy		6.95%
				Utilities		2.94%
Costco Wholesale Corp	6,004	961		Basic Materials		2.84%
CVS Health Corp	17,496	1,381		Investment Companies		1.07%
Dollar General Corp	29,998	2,222		Other Assets and Liabilities		0.75%
Home Depot Inc/The	12,415	1,665
Starbucks Corp	21,405	1,188		TOTAL NET ASSETS		100.00%
		$8,669
Savings & Loans - 0.37%
Washington Federal Inc	16,662	572

Semiconductors - 3.84%
Applied Materials Inc	10,393	335
Broadcom Ltd	4,991	882
Intel Corp	13,002	472
Lam Research Corp	10,359	1,095
Microchip Technology Inc	23,658	1,518
NXP Semiconductors NV (a)	7,302	716
QUALCOMM Inc	14,162	923
		$5,941
Software - 6.38%
Adobe Systems Inc (a)	16,308	1,679
Fair Isaac Corp	6,006	716
Fidelity National Information Services Inc	17,887	1,353
Microsoft Corp	64,514	4,009
Omnicell Inc (a)	22,685	769
Oracle Corp	32,103	1,234
Tyler Technologies Inc (a)	772	110
		$9,870
Telecommunications - 3.01%
Cisco Systems Inc	43,287	1,308
Verizon Communications Inc	62,653	3,345
		$4,653
Toys, Games & Hobbies - 0.73%
Hasbro Inc	14,560	1,133

Transportation - 0.76%
Expeditors International of Washington Inc	7,052	374
Union Pacific Corp	7,749	803
		$1,177
TOTAL COMMON STOCKS		$151,791

See accompanying notes.

69

     Schedule of Investments Real Estate Securities Account December 31, 2016

COMMON STOCKS - 99.19%	Shares Held	Value(000	's)	Portfolio Summary (unaudited)
Lodging - 1.81%				Sector	Percent
Hilton Worldwide Holdings Inc	108,506	$2,951		Financial	96.01%
				Consumer, Cyclical	1.81%
Real Estate - 0.91%				Technology	1.37%
CBRE Group Inc (a)	47,050	1,482		Investment Companies	0.46%
				Other Assets and Liabilities	0.35%
REITS - 95.10%				TOTAL NET ASSETS	100.00%
Alexandria Real Estate Equities Inc	36,740	4,083
American Campus Communities Inc	42,737	2,127
American Tower Corp	25,149	2,658
Apartment Investment & Management Co	116,131	5,278
AvalonBay Communities Inc	46,270	8,197
Boston Properties Inc	50,372	6,336
Brandywine Realty Trust	26,670	440
Colony Starwood Homes	48,600	1,400
CoreSite Realty Corp	2,320	184
Crown Castle International Corp	35,160	3,051
CubeSmart	92,219	2,469
Duke Realty Corp	164,232	4,362
Education Realty Trust Inc	43,798	1,853
EPR Properties	36,577	2,625
Equinix Inc	25,450	9,096
Equity LifeStyle Properties Inc	23,390	1,686
Equity One Inc	111,519	3,423
Equity Residential	27,847	1,792
Essex Property Trust Inc	36,584	8,506
Extra Space Storage Inc	67,510	5,215
Federal Realty Investment Trust	7,503	1,066
First Industrial Realty Trust Inc	47,162	1,323
General Growth Properties Inc	167,187	4,176
Host Hotels & Resorts Inc	66,538	1,254
Kilroy Realty Corp	53,156	3,892
Physicians Realty Trust	151,521	2,873
Prologis Inc	133,984	7,073
Public Storage	21,422	4,788
Regency Centers Corp	29,580	2,040
Saul Centers Inc	30,498	2,031
Senior Housing Properties Trust	119,040	2,253
Simon Property Group Inc	86,980	15,454
SL Green Realty Corp	47,950	5,157
Spirit Realty Capital Inc	282,020	3,063
STAG Industrial Inc	45,052	1,075
STORE Capital Corp	161,589	3,993
Sun Communities Inc	43,652	3,344
Sunstone Hotel Investors Inc	195,372	2,979
Tanger Factory Outlet Centers Inc	32,865	1,176
Terreno Realty Corp	26,230	747
Ventas Inc	12,221	764
Vornado Realty Trust	20,793	2,170
Welltower Inc	112,315	7,517
		$154,989
Software - 1.37%
InterXion Holding NV (a)	63,699	2,234

TOTAL COMMON STOCKS		$161,656
INVESTMENT COMPANIES - 0.46%	Shares Held	Value(000	's)
Money Market Funds - 0.46%
BlackRock Liquidity Funds FedFund Portfolio	747,280	747

TOTAL INVESTMENT COMPANIES		$747
Total Investments		$162,403
Other Assets and Liabilities - 0.35%		$572
TOTAL NET ASSETS - 100.00%		$162,975

(a) Non-Income Producing Security

See accompanying notes.

70

		Schedule of Investments
		SAM Balanced Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Money Market Funds - 0.04%
Cash Account Trust - Government & Agency	296,001	$296
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 2.49%
Principal EDGE Active Income ETF (a)	207,300	8,348
Principal U.S. Small Cap Index ETF (a)	390,600	10,800
		$19,148
Principal Funds, Inc. Institutional Class - 63.74%
Blue Chip Fund (a)	2,103,718	35,512
Diversified International Fund (a)	7,540,074	82,941
EDGE MidCap Fund (a)	1,349,208	16,285
Global Diversified Income Fund (a)	1,135,732	15,276
Global Multi-Strategy Fund (a)	5,397,664	58,888
Global Real Estate Securities Fund (a)	2,177,723	18,837
High Yield Fund (a)	2,253,409	16,382
Inflation Protection Fund (a)	1,584,250	13,387
International Emerging Markets Fund (a)	818,638	17,388
International Small Company Fund (a)	841,647	8,240
LargeCap Growth Fund (a)	4,748,551	40,030
LargeCap Value Fund (a)	4,345,299	51,492
Preferred Securities Fund (a)	1,550,514	15,335
Principal Capital Appreciation Fund (a)	486,366	27,149
Real Estate Debt Income Fund (a)	812,059	7,690
Short-Term Income Fund (a)	2,499,882	30,348
Small-MidCap Dividend Income Fund (a)	2,205,151	35,393
		$490,573
Principal Variable Contracts Funds, Inc. Class 1 - 33.74%
Equity Income Account (a)	3,756,281	87,146
Government & High Quality Bond Account (a)	3,945,456	39,375
Income Account (a)	9,281,471	95,970
MidCap Account (a)	730,120	37,207
		$259,698
TOTAL INVESTMENT COMPANIES		$769,715
Total Investments		$769,715
Other Assets and Liabilities - (0.01)%		$(106)
TOTAL NET ASSETS - 100.00%		$769,609

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	44.30%
Fixed Income Funds	29.48%
International Equity Funds	16.56%
Specialty Funds	9.63%
Investment Companies	0.04%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

71

Schedule of Investments
SAM Balanced Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	2,440,914	$33,609	28,399	$478	365,595	$6,068	2,103,718	$28,329
Diversified International Fund	6,588,088	79,090	1,724,226	19,411	772,240	8,722	7,540,074	89,095
EDGE MidCap Fund	1,131,594	11,323	357,780	4,151	140,166	1,692	1,349,208	13,822
Equity Income Account	4,025,769	44,250	316,713	7,070	586,201	13,211	3,756,281	41,692
Global Diversified Income Fund	1,256,285	16,854	71,911	960	192,464	2,556	1,135,732	15,116
Global Multi-Strategy Fund	5,995,036	63,524	21,129	229	618,501	6,572	5,397,664	56,863
Global Real Estate Securities Fund	1,883,207	16,452	519,528	4,737	225,012	2,093	2,177,723	19,020
Government & High Quality Bond	6,027,135	59,077	165,086	1,677	2,246,765	23,393	3,945,456	38,445
Account
High Yield Fund	2,999,235	20,587	171,492	1,193	917,318	6,386	2,253,409	15,002
Income Account	11,505,107	111,522	471,113	4,945	2,694,749	28,608	9,281,471	88,789
Inflation Protection Fund	1,824,644	15,601	18,442	156	258,836	2,196	1,584,250	13,529
International Emerging Markets Fund	734,130	17,239	242,369	4,752	157,861	3,495	818,638	18,248
International Small Company Fund	—	—	897,774	8,839	56,127	548	841,647	8,274
LargeCap Growth Fund	7,549,511	80,561	658,850	5,712	3,459,810	33,669	4,748,551	49,184
LargeCap Value Fund	4,231,177	53,947	718,270	8,212	604,148	7,036	4,345,299	54,275
MidCap Account	934,285	41,596	163,930	8,275	368,095	18,917	730,120	28,185
MidCap Value Fund I	1,262,939	18,620	—	—	1,262,939	16,265	—	—
Preferred Securities Fund	349,401	1,926	1,310,140	13,266	109,027	1,094	1,550,514	14,202
Principal Capital Appreciation Fund	511,378	26,010	48,430	2,763	73,442	4,268	486,366	24,849
Principal EDGE Active Income ETF	—	—	207,300	8,035	—	—	207,300	8,035
Principal U.S. Small Cap Index ETF	—	—	390,600	9,712	—	—	390,600	9,712
Real Estate Debt Income Fund	—	—	838,529	8,102	26,470	254	812,059	7,843
Short-Term Income Fund	3,041,351	37,097	62,557	762	604,026	7,349	2,499,882	30,490
SmallCap Growth Fund I	80,537	821	—	—	80,537	864	—	—
SmallCap Value Fund II	522,130	5,225	—	—	522,130	5,998	—	—
Small-MidCap Dividend Income Fund	1,969,184	21,334	555,538	7,791	319,571	4,757	2,205,151	24,596
		$776,265		$131,228		$206,011		$697,595

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$264			$310			$96
Diversified International Fund		1,391			(684)			—
EDGE MidCap Fund		692			40			16
Equity Income Account		2,349			3,583			4,311
Global Diversified Income Fund		903			(142)			—
Global Multi-Strategy Fund		89			(318)			—
Global Real Estate Securities Fund		628			(76)			53
Government & High Quality Bond Account		1,435			1,084			—
High Yield Fund		1,119			(392)			—
Income Account		4,509			930			—
Inflation Protection Fund		117			(32)			—
International Emerging Markets Fund		243			(248)			—
International Small Company Fund		24			(17)			—
LargeCap Growth Fund		234			(3,420)			5,224
LargeCap Value Fund		1,216			(848)			1,151
MidCap Account		201			(2,769)			8,069
MidCap Value Fund I		—			(2,355)			—
Preferred Securities Fund		517			104			135
Principal Capital Appreciation Fund		382			344			2,269
Principal EDGE Active Income ETF		232			—			—
Principal U.S. Small Cap Index ETF		37			—			—
Real Estate Debt Income Fund		160			(5)			—
Short-Term Income Fund		624			(20)			—
SmallCap Growth Fund I		—			43			—
SmallCap Value Fund II		—			773			—
Small-MidCap Dividend Income Fund		1,004			228			—
		$18,370			$(3,887)			$21,324
Amounts in thousands except shares

See accompanying notes.

72

		Schedule of Investments
		SAM Conservative Balanced Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Money Market Funds - 0.07%
Cash Account Trust - Government & Agency	149,136	$149
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 3.62%
Principal EDGE Active Income ETF (a)	126,800	5,106
Principal U.S. Small Cap Index ETF (a)	79,000	2,185
		$7,291
Principal Funds, Inc. Institutional Class - 56.68%
Blue Chip Fund (a)	240,534	4,060
Diversified International Fund (a)	1,391,503	15,307
EDGE MidCap Fund (a)	305,331	3,685
Global Diversified Income Fund (a)	492,040	6,618
Global Multi-Strategy Fund (a)	949,621	10,360
Global Real Estate Securities Fund (a)	439,165	3,799
High Yield Fund (a)	1,393,114	10,128
Inflation Protection Fund (a)	569,345	4,811
International Emerging Markets Fund (a)	147,763	3,138
International Small Company Fund (a)	149,591	1,464
LargeCap Growth Fund (a)	1,016,718	8,571
LargeCap Value Fund (a)	993,069	11,768
Preferred Securities Fund (a)	290,660	2,875
Principal Capital Appreciation Fund (a)	95,885	5,352
Real Estate Debt Income Fund (a)	204,408	1,936
Short-Term Income Fund (a)	1,124,146	13,647
Small-MidCap Dividend Income Fund (a)	409,467	6,572
		$114,091
Principal Variable Contracts Funds, Inc. Class 1 - 39.64%
Equity Income Account (a)	626,009	14,523
Government & High Quality Bond Account (a)	2,046,784	20,427
Income Account (a)	3,909,716	40,427
MidCap Account (a)	86,664	4,416
		$79,793
TOTAL INVESTMENT COMPANIES		$201,324
Total Investments		$201,324
Other Assets and Liabilities - (0.01)%		$(17)
TOTAL NET ASSETS - 100.00%		$201,307

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	49.36%
Domestic Equity Funds	30.36%
International Equity Funds	11.78%
Specialty Funds	8.44%
Investment Companies	0.07%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

73

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	381,066	$5,182	11,748	$185	152,280	$2,438	240,534	$3,044
Core Plus Bond Account	361,536	4,188	3,215	37	364,751	4,206	—	—
Diversified International Fund	1,135,539	13,602	432,784	4,820	176,820	1,987	1,391,503	16,269
EDGE MidCap Fund	200,025	2,004	125,717	1,452	20,411	245	305,331	3,216
Equity Income Account	647,180	7,385	73,144	1,625	94,315	2,113	626,009	6,956
Global Diversified Income Fund	527,156	7,128	53,464	712	88,580	1,188	492,040	6,589
Global Multi-Strategy Fund	1,057,639	11,233	30,863	331	138,881	1,488	949,621	10,025
Global Real Estate Securities Fund	336,575	2,793	153,947	1,408	51,357	482	439,165	3,719
Government & High Quality Bond	2,583,126	25,967	154,564	1,578	690,906	7,160	2,046,784	20,478
Account
High Yield Fund	1,493,780	10,355	135,349	939	236,015	1,657	1,393,114	9,537
Income Account	4,371,893	43,482	316,828	3,327	779,005	8,215	3,909,716	38,602
Inflation Protection Fund	640,200	5,483	31,536	268	102,391	868	569,345	4,869
International Emerging Markets Fund	131,490	3,058	41,934	826	25,661	562	147,763	3,274
International Small Company Fund	—	—	166,564	1,639	16,973	165	149,591	1,467
LargeCap Growth Fund	1,414,555	15,174	181,919	1,623	579,756	5,662	1,016,718	10,502
LargeCap Value Fund	745,921	9,462	374,844	4,330	127,696	1,496	993,069	12,136
MidCap Account	142,866	6,086	23,833	1,210	80,035	4,180	86,664	2,658
MidCap Value Fund I	323,163	4,827	—	—	323,163	4,164	—	—
Preferred Securities Fund	105,822	584	215,905	2,183	31,067	315	290,660	2,481
Principal Capital Appreciation Fund	96,117	4,887	14,730	843	14,962	869	95,885	4,897
Principal EDGE Active Income ETF	—	—	126,800	4,916	—	—	126,800	4,916
Principal U.S. Small Cap Index ETF	—	—	79,000	1,962	—	—	79,000	1,962
Real Estate Debt Income Fund	—	—	221,645	2,141	17,237	165	204,408	1,973
Short-Term Income Fund	1,317,268	16,067	69,619	849	262,741	3,199	1,124,146	13,709
SmallCap Growth Fund I	22,814	233	—	—	22,814	243	—	—
SmallCap Value Fund II	78,572	781	—	—	78,572	896	—	—
Small-MidCap Dividend Income Fund	338,795	3,658	131,294	1,837	60,622	908	409,467	4,643
		$203,619		$41,041		$54,871		$187,922

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$30			$115			$11
Core Plus Bond Account		—			(19)			—
Diversified International Fund		256			(166)			—
EDGE MidCap Fund		157			5			4
Equity Income Account		397			59			728
Global Diversified Income Fund		394			(63)			—
Global Multi-Strategy Fund		16			(51)			—
Global Real Estate Securities Fund		125			—			11
Government & High Quality Bond Account		750			93			—
High Yield Fund		639			(100)			—
Income Account		1,900			8			—
Inflation Protection Fund		42			(14)			—
International Emerging Markets Fund		44			(48)			—
International Small Company Fund		4			(7)			—
LargeCap Growth Fund		50			(633)			1,120
LargeCap Value Fund		277			(160)			264
MidCap Account		27			(458)			1,099
MidCap Value Fund I		—			(663)			—
Preferred Securities Fund		106			29			25
Principal Capital Appreciation Fund		75			36			449
Principal EDGE Active Income ETF		141			—			—
Principal U.S. Small Cap Index ETF		7			—			—
Real Estate Debt Income Fund		42			(3)			—
Short-Term Income Fund		277			(8)			—
SmallCap Growth Fund I		—			10			—
SmallCap Value Fund II		—			115			—
Small-MidCap Dividend Income Fund		185			56			—
		$5,941			$(1,867)			$3,711
Amounts in thousands except shares

See accompanying notes.

74

		Schedule of Investments
		SAM Conservative Growth Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.02%	Shares Held	Value(000	's)
Money Market Funds - 0.04%
Cash Account Trust - Government & Agency	116,764	$117
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 2.16%
Principal U.S. Small Cap Index ETF (a)	236,400	6,537

Principal Funds, Inc. Class R-6 - 2.82%
Multi-Manager Equity Long/Short Fund (a)	847,488	8,551

Principal Funds, Inc. Institutional Class - 69.20%
Blue Chip Fund (a)	1,056,372	17,832
Diversified International Fund (a)	3,974,495	43,719
Diversified Real Asset Fund (a)	683,851	7,386
EDGE MidCap Fund (a)	685,115	8,269
Global Multi-Strategy Fund (a)	767,688	8,376
Global Real Estate Securities Fund (a)	678,172	5,866
High Yield Fund (a)	623,299	4,531
International Small Company Fund (a)	441,407	4,321
LargeCap Growth Fund (a)	2,730,543	23,019
LargeCap Value Fund (a)	2,901,723	34,385
Origin Emerging Markets Fund (a)	1,231,170	10,120
Preferred Securities Fund (a)	444,475	4,396
Principal Capital Appreciation Fund (a)	277,636	15,498
Short-Term Income Fund (a)	366,142	4,445
Small-MidCap Dividend Income Fund (a)	1,070,668	17,184
		$209,347
Principal Variable Contracts Funds, Inc. Class 1 - 25.80%
Equity Income Account (a)	1,525,541	35,392
Government & High Quality Bond Account (a)	698,972	6,976
Income Account (a)	1,511,238	15,626
MidCap Account (a)	393,424	20,049
		$78,043
TOTAL INVESTMENT COMPANIES		$302,595
Total Investments		$302,595
Other Assets and Liabilities - (0.02)%		$(64)
TOTAL NET ASSETS - 100.00%		$302,531

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	58.89%
International Equity Funds	21.17%
Fixed Income Funds	11.89%
Specialty Funds	8.03%
Investment Companies	0.04%
Other Assets and Liabilities	(0.02)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

75

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Blue Chip Fund	1,111,025	$15,518	45,803	$749	100,456	$1,648	1,056,372	$14,672
Diversified International Fund	3,025,803	36,301	1,159,707	12,992	211,015	2,381	3,974,495	46,723
Diversified Real Asset Fund	920,741	10,746	56,360	599	293,250	3,191	683,851	7,796
EDGE MidCap Fund	537,208	5,383	177,762	2,063	29,855	357	685,115	7,089
Equity Income Account	1,513,545	16,638	156,921	3,486	144,925	3,265	1,525,541	17,786
Global Multi-Strategy Fund	2,773,301	29,772	36,791	394	2,042,404	21,796	767,688	7,812
Global Real Estate Securities Fund	854,024	7,335	50,892	448	226,744	2,090	678,172	5,671
Government & High Quality Bond	714,463	6,897	62,222	634	77,713	806	698,972	6,734
Account
High Yield Fund	261,726	1,777	408,714	2,860	47,141	339	623,299	4,276
Income Account	1,518,855	14,875	136,940	1,435	144,557	1,530	1,511,238	14,743
International Small Company Fund	—	—	449,582	4,422	8,175	80	441,407	4,339
LargeCap Growth Fund	3,610,714	38,819	451,056	3,993	1,331,227	12,927	2,730,543	28,253
LargeCap Value Fund	2,359,440	30,134	719,432	8,203	177,149	2,057	2,901,723	36,023
MidCap Account	466,280	23,255	95,811	4,852	168,667	8,607	393,424	18,103
MidCap Value Fund I	610,988	9,008	299	4	611,287	7,879	—	—
Multi-Manager Equity Long/Short	—	—	856,947	8,451	9,459	95	847,488	8,356
Fund
Origin Emerging Markets Fund	714,892	6,983	599,442	4,768	83,164	740	1,231,170	10,924
Preferred Securities Fund	31,551	191	435,714	4,411	22,790	231	444,475	4,370
Principal Capital Appreciation Fund	267,670	13,618	33,803	1,936	23,837	1,374	277,636	14,212
Principal U.S. Small Cap Index ETF	—	—	236,400	5,875	—	—	236,400	5,875
Short-Term Income Fund	377,762	4,608	27,883	340	39,503	481	366,142	4,465
SmallCap Growth Fund I	54,690	557	—	—	54,690	583	—	—
SmallCap Value Fund II	135,728	1,349	—	—	135,728	1,555	—	—
Small-MidCap Dividend Income Fund	943,024	10,819	233,670	3,284	106,026	1,516	1,070,668	12,593
		$284,583		$76,199		$75,528		$280,815

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Blue Chip Fund		$131			$53			$48
Diversified International Fund		732			(189)			—
Diversified Real Asset Fund		188			(358)			—
EDGE MidCap Fund		348			—			8
Equity Income Account		909			927			1,668
Global Multi-Strategy Fund		13			(558)			—
Global Real Estate Securities Fund		200			(22)			16
Government & High Quality Bond Account		243			9			—
High Yield Fund		200			(22)			—
Income Account		691			(37)			—
International Small Company Fund		13			(3)			—
LargeCap Growth Fund		133			(1,632)			2,970
LargeCap Value Fund		803			(257)			760
MidCap Account		106			(1,397)			4,246
MidCap Value Fund I		—			(1,133)			—
Multi-Manager Equity Long/Short Fund		63			—			—
Origin Emerging Markets Fund		88			(87)			—
Preferred Securities Fund		129			(1)			38
Principal Capital Appreciation Fund		216			32			1,281
Principal U.S. Small Cap Index ETF		23			—			—
Short-Term Income Fund		83			(2)			—
SmallCap Growth Fund I		—			26			—
SmallCap Value Fund II		—			206			—
Small-MidCap Dividend Income Fund		477			6			—
		$5,789			$(4,439)			$11,035
Amounts in thousands except shares

See accompanying notes.

76

		Schedule of Investments
		SAM Flexible Income Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.01%	Shares Held	Value(000	's)
Money Market Funds - 0.06%
Cash Account Trust - Government & Agency	134,106	$134
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 2.78%
Principal EDGE Active Income ETF (a)	149,500	6,020

Principal Funds, Inc. Institutional Class - 47.41%
Diversified International Fund (a)	576,088	6,337
Global Diversified Income Fund (a)	1,038,861	13,973
Global Real Estate Securities Fund (a)	584,516	5,056
High Yield Fund (a)	2,191,381	15,931
Inflation Protection Fund (a)	1,065,529	9,004
International Emerging Markets Fund (a)	93,891	1,994
LargeCap Growth Fund (a)	774,787	6,532
LargeCap Value Fund (a)	581,343	6,889
Preferred Securities Fund (a)	327,816	3,242
Real Estate Debt Income Fund (a)	441,035	4,177
Short-Term Income Fund (a)	1,638,136	19,887
Small-MidCap Dividend Income Fund (a)	598,093	9,599
		$102,621
Principal Variable Contracts Funds, Inc. Class 1 - 49.76%
Equity Income Account (a)	859,400	19,938
Government & High Quality Bond Account (a)	2,207,913	22,035
Income Account (a)	6,359,194	65,754
		$107,727
TOTAL INVESTMENT COMPANIES		$216,502
Total Investments		$216,502
Other Assets and Liabilities - (0.01)%		$(24)
TOTAL NET ASSETS - 100.00%		$216,478

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	67.47%
Domestic Equity Funds	19.84%
Specialty Funds	6.45%
International Equity Funds	6.19%
Investment Companies	0.06%
Other Assets and Liabilities	(0.01)%
TOTAL NET ASSETS	100.00%

See accompanying notes.

77

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Core Plus Bond Account	442,110	$5,077	4,629	$53	446,739	$5,138	—	$—
Diversified International Fund	496,988	5,992	113,454	1,267	34,354	383	576,088	6,841
Equity Income Account	1,017,304	13,672	106,356	2,363	264,260	6,039	859,400	10,558
Global Diversified Income Fund	1,102,223	14,944	116,928	1,572	180,290	2,402	1,038,861	13,933
Global Real Estate Securities Fund	254,366	1,870	385,477	3,524	55,327	521	584,516	4,882
Government & High Quality Bond	2,323,031	22,935	240,798	2,460	355,916	3,680	2,207,913	21,791
Account
High Yield Fund	2,574,650	18,178	211,739	1,480	595,008	4,158	2,191,381	15,112
Income Account	6,746,577	67,504	617,401	6,477	1,004,784	10,606	6,359,194	63,152
Inflation Protection Fund	1,164,057	10,008	98,355	844	196,883	1,669	1,065,529	9,150
International Emerging Markets Fund	127,707	2,996	1,636	34	35,452	705	93,891	2,187
LargeCap Growth Fund	899,351	9,596	149,887	1,356	274,451	2,659	774,787	8,010
LargeCap Value Fund	774,738	9,910	61,137	721	254,532	2,927	581,343	7,307
Preferred Securities Fund	112,433	581	234,787	2,378	19,404	197	327,816	2,760
Principal EDGE Active Income ETF	—	—	149,500	5,787	—	—	149,500	5,787
Real Estate Debt Income Fund	—	—	480,899	4,635	39,864	390	441,035	4,247
Short-Term Income Fund	1,766,666	21,548	138,206	1,685	266,736	3,238	1,638,136	19,977
SmallCap Growth Fund I	21,899	223	—	—	21,899	234	—	—
Small-MidCap Dividend Income Fund	788,795	8,326	28,942	416	219,644	3,079	598,093	5,993
		$213,360		$37,052		$48,025		$201,687

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Core Plus Bond Account		$—			$8			$—
Diversified International Fund		106			(35)			—
Equity Income Account		508			562			933
Global Diversified Income Fund		811			(181)			—
Global Real Estate Securities Fund		159			9			14
Government & High Quality Bond Account		773			76			—
High Yield Fund		1,020			(388)			—
Income Account		2,969			(223)			—
Inflation Protection Fund		78			(33)			—
International Emerging Markets Fund		28			(138)			—
LargeCap Growth Fund		38			(283)			846
LargeCap Value Fund		160			(397)			152
Preferred Securities Fund		118			(2)			28
Principal EDGE Active Income ETF		167			—			—
Real Estate Debt Income Fund		87			2			—
Short-Term Income Fund		382			(18)			—
SmallCap Growth Fund I		—			11			—
Small-MidCap Dividend Income Fund		286			330			—
		$7,690			$(700)			$1,973
Amounts in thousands except shares

See accompanying notes.

78

		Schedule of Investments
		SAM Strategic Growth Portfolio
		December 31, 2016

INVESTMENT COMPANIES - 100.00%	Shares Held	Value(000	's)
Money Market Funds - 0.12%
Cash Account Trust - Government & Agency	300,486	$301
Portfolio - Government Cash Managed

Principal Exchange-Traded Funds - 7.09%
Principal EDGE Active Income ETF (a)	239,300	9,637
Principal U.S. Small Cap Index ETF (a)	289,800	8,013
		$17,650
Principal Funds, Inc. Class R-6 - 2.22%
Multi-Manager Equity Long/Short Fund (a)	546,525	5,514

Principal Funds, Inc. Institutional Class - 78.93%
Diversified International Fund (a)	4,176,148	45,938
EDGE MidCap Fund (a)	465,049	5,613
Global Multi-Strategy Fund (a)	448,699	4,895
Global Real Estate Securities Fund (a)	1,072,438	9,276
International Small Company Fund (a)	477,413	4,674
LargeCap Growth Fund (a)	3,456,656	29,139
LargeCap Value Fund (a)	2,381,420	28,220
Origin Emerging Markets Fund (a)	1,906,803	15,674
Principal Capital Appreciation Fund (a)	689,810	38,505
Real Estate Debt Income Fund (a)	250,547	2,373
Small-MidCap Dividend Income Fund (a)	759,917	12,197
		$196,504
Principal Variable Contracts Funds, Inc. Class 1 - 11.64%
Equity Income Account (a)	1,249,556	28,990

TOTAL INVESTMENT COMPANIES		$248,959
Total Investments		$248,959
Other Assets and Liabilities - 0.00%		$(6)
TOTAL NET ASSETS - 100.00%		$248,953

(a)	Affiliated Security. Please see Affiliated Sub-Schedule for transactional information.

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	60.51%
International Equity Funds	30.36%
Fixed Income Funds	4.82%
Specialty Funds	4.19%
Investment Companies	0.12%
Other Assets and Liabilities	0.00%
TOTAL NET ASSETS	100.00%

See accompanying notes.

79

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2016

	December 31,	December 31,					December 31,	December 31,
Affiliated Securities	2015	2015	Purchases	Purchases	Sales	Sales	2016	2016
	Shares	Cost	Shares	Cost	Shares	Proceeds	Shares	Cost
Diversified International Fund	3,917,353	$47,239	502,854	$5,511	244,059	$2,725	4,176,148	$49,777
EDGE MidCap Fund	—	—	477,562	5,528	12,513	149	465,049	5,377
Equity Income Account	1,422,410	17,012	162,059	3,598	334,913	7,378	1,249,556	14,303
Global Multi-Strategy Fund	1,787,200	19,700	40,578	432	1,379,079	14,674	448,699	4,890
Global Real Estate Securities Fund	1,079,728	9,045	82,588	732	89,878	804	1,072,438	8,941
International Small Company Fund	—	—	486,698	4,789	9,285	91	477,413	4,695
LargeCap Growth Fund	2,965,787	31,636	659,597	5,929	168,728	1,630	3,456,656	35,736
LargeCap Value Fund	2,306,645	29,451	240,783	2,835	166,008	1,889	2,381,420	30,118
MidCap Value Fund I	1,123,475	16,971	21,701	256	1,145,176	14,744	—	—
Multi-Manager Equity Long/Short	—	—	552,844	5,454	6,319	64	546,525	5,390
Fund
Origin Emerging Markets Fund	1,500,832	14,639	636,781	5,072	230,810	2,086	1,906,803	17,414
Principal Capital Appreciation Fund	645,685	34,836	91,407	5,231	47,282	2,687	689,810	37,177
Principal EDGE Active Income ETF	—	—	239,300	9,319	—	—	239,300	9,319
Principal U.S. Small Cap Index ETF	—	—	289,800	7,205	—	—	289,800	7,205
Real Estate Debt Income Fund	—	—	256,776	2,466	6,229	60	250,547	2,405
SmallCap Growth Fund I	169,691	1,694	3,248	32	172,939	1,856	—	—
SmallCap Value Fund II	371,230	3,551	1,952	20	373,182	4,293	—	—
Small-MidCap Dividend Income Fund	758,383	8,776	65,741	939	64,207	894	759,917	8,799
		$234,550		$65,348		$56,024		$241,546

				Realized Gain/Loss			Realized Gain from
		Income		on Investments		Capital Gain Distributions
Diversified International Fund		$770			$(248)			$—
EDGE MidCap Fund		236			(2)			5
Equity Income Account		879			1,071			1,614
Global Multi-Strategy Fund		7			(568)			—
Global Real Estate Securities Fund		308			(32)			26
International Small Company Fund		14			(3)			—
LargeCap Growth Fund		168			(199)			3,759
LargeCap Value Fund		659			(279)			624
MidCap Value Fund I		—			(2,483)			—
Multi-Manager Equity Long/Short Fund		41			—			—
Origin Emerging Markets Fund		136			(211)			—
Principal Capital Appreciation Fund		536			(203)			3,181
Principal EDGE Active Income ETF		268			—			—
Principal U.S. Small Cap Index ETF		28			—			—
Real Estate Debt Income Fund		49			(1)			—
SmallCap Growth Fund I		—			130			—
SmallCap Value Fund II		—			722			—
Small-MidCap Dividend Income Fund		343			(22)			—
		$4,442			$(2,328)			$9,209
Amounts in thousands except shares

See accompanying notes.

80

Schedule of Investments
Short-Term Income Account
December 31, 2016

INVESTMENT COMPANIES - 1.83%	Shares Held	Value(000	's)			Principal
Money Market Funds - 1.83%				BONDS (continued)		Amount (000's) Value (000's)
BlackRock Liquidity Funds FedFund Portfolio	3,161,606	$3,162		Automobile Asset Backed Securities (continued)
				CPS Auto Receivables Trust 2013-B
TOTAL INVESTMENT COMPANIES		$3,162		1.82%, 09/15/2020(a),(b)		$178	$178
	Principal			CPS Auto Receivables Trust 2013-C
BONDS- 97.91%	Amount (000's)	Value(000	's)	4.30%, 08/15/2019(b)		250	252
				CPS Auto Receivables Trust 2014-B
Aerospace & Defense - 0.93%				1.11%, 11/15/2018(b)		29	30
Lockheed Martin Corp
1.85%, 11/23/2018	$500	$502		CPS Auto Receivables Trust 2014-C
United Technologies Corp				1.31%, 02/15/2019(a),(b)		136	136
1.24%, 11/01/2019 (a)	500	501		3.77%, 08/17/2020(b)		200	199
1.50%, 11/01/2019	600	596		CPS Auto Receivables Trust 2014-D
				1.49%, 04/15/2019(b)		145	145
		$1,599
Agriculture - 0.81%				CPS Auto Receivables Trust 2015-C
				1.77%, 06/17/2019(b)		308	308
Cargill Inc
6.00%, 11/27/2017 (b)	1,347	1,402		CPS Auto Receivables Trust 2016-B
				2.07%, 11/15/2019(b)		176	177
				CPS Auto Receivables Trust 2016-C
				1.62%, 01/15/2020(b)		794	793
Airlines - 1.03%
American Airlines 2013-2 Class A Pass				CPS Auto Trust
Through Trust				1.48%, 03/16/2020(b)		55	55
4.95%, 07/15/2024	208	221		1.50%, 06/15/2020(a),(b)		535	535

Delta Air Lines 2009-1 Class A Pass Through				Ford Credit Auto Owner Trust 2015-REV2
Trust				2.44%, 01/15/2027(a),(b)		673	679
7.75%, 06/17/2021	677	749
				Ford Credit Auto Owner Trust 2016-REV2
Delta Air Lines 2012-1 Class A Pass Through				2.03%, 12/15/2027(b)		750	738
Trust
4.75%, 11/07/2021	383	401		Ford Credit Auto Owner Trust/Ford Credit
				2014-RE	V1
UAL 2009-2A Pass Through Trust				2.26%, 11/15/2025(a),(b)		673	679
9.75%, 01/15/2017	410	412
		$1,783		Santander Drive Auto Receivables Trust 2013-
				1
Automobile Asset Backed Securities - 11.99%				1.76%, 01/15/2019		248	249
AmeriCredit Automobile Receivables 2015-4				Santander Drive Auto Receivables Trust 2013-
1.26%, 04/08/2019	230	230		3
AmeriCredit Automobile Receivables 2016-1				2.42%, 04/15/2019		80	81
1.52%, 06/10/2019	302	302		Santander Drive Auto Receivables Trust 2013-
AmeriCredit Automobile Receivables Trust				5
2013-1				2.25%, 06/17/2019(a)		34	34
1.57%, 01/08/2019	153	153		Santander Drive Auto Receivables Trust 2014-
2.09%, 02/08/2019	255	256		1
AmeriCredit Automobile Receivables Trust				2.36%, 04/15/2020		888	891
2013-5
2.86%, 12/09/2019 (a)	1,202	1,217		2.91%, 04/15/2020		355	359

AmeriCredit Automobile Receivables Trust				Santander Drive Auto Receivables Trust 2014-2
2014-1
2.15%, 03/09/2020 (a)	100	101		1.62%, 02/15/2019		54	54
				2.76%, 02/18/2020(a)		220	223
2.54%, 06/08/2020 (a)	875	881
				Santander Drive Auto Receivables Trust 2014-
AmeriCredit Automobile Receivables Trust				3
2014-2				2.13%, 08/17/2020(a)		273	274
2.57%, 07/08/2020 (a)	395	397
				2.65%, 08/17/2020		115	116
AmeriCredit Automobile Receivables Trust
2014-3
2.58%, 09/08/2020 (a)	100	101		Santander Drive Auto Receivables Trust 2014-5
				2.46%, 06/15/2020		165	166
Americredit Automobile Receivables Trust				Santander Drive Auto Receivables Trust 2015-
2016-4				1
1.34%, 04/08/2020	650	650		2.57%, 04/15/2021		625	631
Capital Auto Receivables Asset Trust 2013-1
1.74%, 10/22/2018	208	209
2.19%, 09/20/2021 (a)	350	351		Santander Drive Auto Receivables Trust 2015-2
				2.44%, 04/15/2021(a)		365	368
Capital Auto Receivables Asset Trust 2013-2				Santander Drive Auto Receivables Trust 2016-
3.30%, 06/20/2019	620	627		3
Capital Auto Receivables Asset Trust 2013-3				1.34%, 11/15/2019		600	600
2.32%, 07/20/2018	268	269		TCF Auto Receivables Owner Trust 2016-
Capital Auto Receivables Asset Trust 2014-1				PT1
2.22%, 01/22/2019	648	651		1.93%, 06/15/2022(a),(b)		1,000	999
2.84%, 04/22/2019	345	349		Westlake Automobile Receivables Trust 2015-
Capital Auto Receivables Asset Trust 2014-2				1
2.03%, 12/20/2018	545	547		2.29%, 11/16/2020(b)		250	251
2.41%, 05/20/2019	90	91
Capital Auto Receivables Asset Trust 2016-2
1.32%, 01/22/2019 (a)	650	650		Westlake Automobile Receivables Trust 2015-2
				1.28%, 07/16/2018(a),(b)		146	146
Capital Auto Receivables Asset Trust 2016-3
1.36%, 04/22/2019 (a)	250	250		Westlake Automobile Receivables Trust 2015-
				3
CPS Auto Receivables Trust 2013-A				1.42%, 05/17/2021(a),(b)		374	375
1.31%, 06/15/2020 (a),(b)	296	295

See accompanying notes.

81

Schedule of Investments
Short-Term Income Account
December 31, 2016

	Principal		Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Automobile Asset Backed Securities (continued)			Banks (continued)
Westlake Automobile Receivables Trust 2016-			Morgan Stanley
1			1.88%, 01/05/2018	$336	$336
1.82%, 01/15/2019 (b)	$299	$300	2.13%, 04/25/2018	250	251
Westlake Automobile Receivables Trust 2016-			2.28%, 04/21/2021(a)	1,500	1,531
2			2.28%, 10/24/2023(a)	1,000	1,011
1.57%, 06/17/2019 (b)	500	500	5.50%, 07/24/2020	500	548
Westlake Automobile Receivables Trust 2016-			National City Bank/Cleveland OH
3			1.32%, 06/07/2017(a)	500	500
2.07%, 12/15/2021 (a),(b)	600	597	PNC Bank NA
		$20,695	4.88%, 09/21/2017	1,145	1,172
Automobile Floor Plan Asset Backed Securities - 0.80%			6.88%, 04/01/2018	250	265
Ford Credit Floorplan Master Owner Trust A			PNC Financial Services Group Inc/The
1.11%, 11/15/2021 (a)	700	700	5.63%, 02/01/2017	269	270
Volkswagen Credit Auto Master Trust			SunTrust Bank/Atlanta GA
0.91%, 07/22/2019 (a),(b)	673	673	7.25%, 03/15/2018	1,300	1,379
		$1,373	SunTrust Banks Inc
Automobile Manufacturers - 1.97%			2.90%, 03/03/2021	500	507
Daimler Finance North America LLC			US Bank NA/Cincinnati OH
1.35%, 03/02/2018 (a),(b)	505	506	1.37%, 10/28/2019(a)	841	844
1.38%, 08/01/2017 (b)	336	336	Wells Fargo & Co
1.75%, 10/30/2019 (b)	350	346	2.60%, 07/22/2020	673	677
Ford Motor Credit Co LLC			Wells Fargo Bank NA
2.02%, 05/03/2019	400	396	1.65%, 01/22/2018	750	750
PACCAR Financial Corp			6.00%, 11/15/2017	750	778
1.45%, 03/09/2018	336	336			$30,361
2.20%, 09/15/2019	673	677	Beverages - 1.28%
Toyota Motor Credit Corp			Anheuser-Busch InBev Finance Inc
1.20%, 04/06/2018	400	398	2.15%, 02/01/2019	586	590
2.10%, 01/17/2019	400	402	Anheuser-Busch InBev Worldwide Inc
		$3,397	3.75%, 01/15/2022	500	522
Banks- 17.59%			PepsiCo Inc
Bank of America Corp			1.00%, 10/13/2017	250	250
2.30%, 04/19/2021 (a)	500	514	1.35%, 10/04/2019	350	347
2.60%, 01/15/2019	500	504	2.15%, 10/14/2020	500	501
2.63%, 10/19/2020	750	750			$2,210
Bank of America NA			Biotechnology - 1.41%
1.26%, 06/15/2017 (a)	750	750	Amgen Inc
5.30%, 03/15/2017	2,126	2,142	2.20%, 05/22/2019	673	678
Bank of New York Mellon Corp/The			Biogen Inc
1.94%, 10/30/2023 (a)	500	508	2.90%, 09/15/2020	1,000	1,013
2.05%, 05/03/2021	500	491	Gilead Sciences Inc
2.20%, 05/15/2019	673	677	1.85%, 09/04/2018	250	251
2.50%, 04/15/2021	300	300	1.95%, 03/01/2022	250	242
BB&T Corp			2.55%, 09/01/2020	250	252
1.55%, 02/01/2019 (a)	336	337			$2,436
2.05%, 05/10/2021	500	491	Chemicals - 1.51%
Branch Banking & Trust Co			Air Liquide Finance SA
1.22%, 05/23/2017 (a)	450	450	1.75%, 09/27/2021(b)	250	240
Capital One NA/Mclean VA			Airgas Inc
1.56%, 02/05/2018 (a)	673	674	1.65%, 02/15/2018	808	809
1.65%, 02/05/2018	673	672	Chevron Phillips Chemical Co LLC / Chevron
1.72%, 09/13/2019 (a)	500	502	Phillips Chemical Co LP
Citigroup Inc			1.70%, 05/01/2018(b)	505	505
1.70%, 04/27/2018	1,010	1,008	2.45%, 05/01/2020(b)	168	167
2.70%, 03/30/2021	900	898	Westlake Chemical Corp
Fifth Third Bank/Cincinnati OH			4.63%, 02/15/2021(b)	455	471
1.63%, 09/27/2019	250	247	4.88%, 05/15/2023(b)	400	415
2.25%, 06/14/2021	300	297			$2,607
2.30%, 03/15/2019	400	403	Commercial Mortgage Backed Securities - 2.25%
Goldman Sachs Group Inc/The			Ginnie Mae
2.01%, 11/15/2018 (a)	841	849	0.60%, 07/16/2054(a),(c)	2,817	123
2.04%, 04/23/2020 (a)	1,010	1,020	0.69%, 09/16/2055(a),(c)	4,375	206
2.30%, 12/13/2019	400	399	0.81%, 06/16/2055(a),(c)	5,486	251
2.60%, 04/23/2020	400	400	0.83%, 01/16/2054(a),(c)	3,282	164
JPMorgan Chase & Co			0.85%, 10/16/2054(a),(c)	3,965	172
2.30%, 08/15/2021	500	491	0.87%, 03/16/2052(a),(c)	2,863	171
4.25%, 10/15/2020	500	529	0.89%, 10/16/2054(a),(c)	3,270	168
JPMorgan Chase Bank NA			0.92%, 01/16/2055(a),(c)	5,947	268
6.00%, 10/01/2017	2,020	2,085	0.93%, 10/16/2054(a),(c)	3,814	181
KeyBank NA/Cleveland OH			0.93%, 02/16/2055(a),(c)	5,940	226
1.70%, 06/01/2018	500	500	1.11%, 06/16/2045(a),(c)	7,512	446
2.35%, 03/08/2019	650	654	1.11%, 07/16/2056(a),(c)	535	36

See accompanying notes.

82

Schedule of Investments
Short-Term Income Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Commercial Mortgage Backed Securities (continued)			Electric (continued)
Ginnie Mae (continued)			Talen Energy Supply LLC
1.12%, 08/16/2042 (a),(c)	$8,656	$498	6.50%, 05/01/2018	$168	$174
1.16%, 02/16/2046 (a),(c)	5,694	346	Texas-New Mexico Power Co
1.37%, 12/16/2036 (a),(c)	2,323	144	9.50%, 04/01/2019(b)	202	232
JPMDB Commercial Mortgage Securities			TransAlta Corp
Trust 2016-C4			6.90%, 05/15/2018(a)	1,015	1,057
1.54%, 12/15/2049 (a)	496	488			$7,443
		$3,888	Electronics - 0.84%
Commercial Services - 0.11%			Fortive Corp
Equifax Inc			1.80%, 06/15/2019(b)	175	174
2.30%, 06/01/2021	200	196	2.35%, 06/15/2021(b)	300	296
			Honeywell International Inc
Computers - 1.89%			1.85%, 11/01/2021	1,000	977
Apple Inc					$1,447
1.00%, 05/03/2018	336	335	Engineering & Construction - 0.23%
1.70%, 02/22/2019	200	200	SBA Tower Trust
2.05%, 02/23/2021 (a)	250	258	2.88%, 07/15/2046(b)	400	397
Diamond 1 Finance Corp / Diamond 2 Finance
Corp			Finance - Mortgage Loan/Banker - 7.60%
3.48%, 06/01/2019 (b)	600	613	Fannie Mae
Hewlett Packard Enterprise Co			1.38%, 10/07/2021	3,750	3,648
2.45%, 10/05/2017 (b)	500	503	1.50%, 11/30/2020	4,000	3,950
2.85%, 10/05/2018 (b)	350	353	1.63%, 01/21/2020	5,500	5,516
International Business Machines Corp					$13,114
1.95%, 02/12/2019	500	503	Food- 0.92%
2.25%, 02/19/2021	500	499	Kraft Heinz Foods Co
		$3,264	1.60%, 06/30/2017	336	337
Cosmetics & Personal Care - 0.17%			2.00%, 07/02/2018	269	269
Procter & Gamble Co/The			Mondelez International Holdings Netherlands
1.70%, 11/03/2021	300	295	BV
			1.50%, 10/28/2019(a),(b)	500	501
Credit Card Asset Backed Securities - 1.67%			1.63%, 10/28/2019(b)	500	490
Cabela's Credit Card Master Note Trust					$1,597
1.05%, 03/16/2020 (a)	262	262	Gas- 0.74%
1.15%, 07/15/2022 (a)	505	506	Spire Inc
1.18%, 06/15/2020 (a),(b)	336	336	1.66%, 08/15/2017(a)	1,279	1,279
1.23%, 02/18/2020 (a),(b)	478	478
1.35%, 08/16/2021 (a),(b)	505	507	Hand & Machine Tools - 0.35%
Capital One Multi-Asset Execution Trust			Stanley Black & Decker Inc
1.12%, 09/16/2024 (a)	800	800	1.62%, 11/17/2018	600	596
		$2,889
Diversified Financial Services - 0.98%			Healthcare - Products - 1.25%
GTP Acquisition Partners I LLC			Abbott Laboratories
2.35%, 06/15/2045 (b),(d)	350	341	2.00%, 03/15/2020	847	838
Murray Street Investment Trust I			Becton Dickinson and Co
4.65%, 03/09/2017 (a)	1,352	1,359	1.80%, 12/15/2017	260	261
		$1,700	2.68%, 12/15/2019	293	297
Electric - 4.31%			Medtronic Inc
Black Hills Corp			1.76%, 03/15/2020(a)	250	252
2.50%, 01/11/2019	100	100	2.50%, 03/15/2020	505	511
Dominion Resources Inc/VA					$2,159
1.40%, 09/15/2017	673	672	Healthcare - Services - 0.99%
2.96%, 07/01/2019 (a)	300	304	Aetna Inc
Emera US Finance LP			1.90%, 06/07/2019	200	200
2.70%, 06/15/2021 (b)	300	297	Anthem Inc
Fortis Inc/Canada			5.88%, 06/15/2017	336	343
2.10%, 10/04/2021 (b)	633	612	Roche Holdings Inc
Indiantown Cogeneration LP			1.34%, 09/30/2019(a),(b)	673	674
9.77%, 12/15/2020	261	281	UnitedHealth Group Inc
NextEra Energy Capital Holdings Inc			1.70%, 02/15/2019	500	498
1.59%, 06/01/2017	336	336			$1,715
7.30%, 09/01/2067 (a)	673	672	Home Equity Asset Backed Securities - 0.61%
Public Service Co of New Mexico			ACE Securities Corp Home Equity Loan Trust
7.95%, 05/15/2018	1,515	1,636	Series 2005-HE2
Public Service Enterprise Group Inc			1.48%, 04/25/2035(a)	51	51
1.60%, 11/15/2019	400	394	Asset Backed Securities Corp Home Equity
San Diego Gas & Electric Co			Loan Trust Series OOMC 2005-HE6
1.91%, 02/01/2022	159	157	1.52%, 07/25/2035(a)	102	102
Southern California Edison Co			Centex Home Equity Loan Trust 2005-D
1.85%, 02/01/2022	325	320	1.19%, 10/25/2035(a)	93	93
Southern Co/The			Home Equity Asset Trust 2005-4
1.55%, 07/01/2018	200	199	1.46%, 10/25/2035(a)	231	229

See accompanying notes.

83

Schedule of Investments
Short-Term Income Account
December 31, 2016

		Principal			Principal
BONDS (continued)		Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Home Equity Asset Backed Securities (continued)				Media (continued)
JP Morgan Mortgage Acquisition Corp 2005-				Walt Disney Co/The
OPT1				2.30%, 02/12/2021	$500	$503
1.21%, 06/25/2035 (a)		$50	$49			$1,070
RASC Series 2005-AHL2 Trust				Mining - 0.49%
1.11%, 10/25/2035 (a)		143	142	Glencore Finance Canada Ltd
RASC Series 2005-EMX2 Trust				2.70%, 10/25/2017(a),(b)	841	847
1.27%, 07/25/2035 (a)		108	107
Structured Asset Securities Corp Mortgage				Miscellaneous Manufacturers - 0.76%
Loan Trust Series 2005-GEL4				General Electric Co
1.51%, 08/25/2035 (a)		87	86	5.50%, 01/08/2020	500	548
Terwin Mortgage Trust Series TMTS 2005-				5.55%, 05/04/2020	101	112
14	HE			5.63%, 09/15/2017	168	173
4.85%, 08/25/2036 (a)		75	76	Ingersoll-Rand Global Holding Co Ltd
Wells Fargo Home Equity Asset-Backed				6.88%, 08/15/2018	450	486
Securities 2004-2 Trust						$1,319
1.60%, 10/25/2034 (a)		31	31	Mortgage Backed Securities - 2.24%
5.00%, 10/25/2034		81	80	Adjustable Rate Mortgage Trust 2004-2
			$1,046	1.90%, 02/25/2035(a)	4	4
Home Furnishings - 0.59%				Alternative Loan Trust 2004-J8
Samsung Electronics America Inc				6.00%, 02/25/2017	4	4
1.75%, 04/10/2017 (b)		1,010	1,011	Banc of America Funding 2004-1 Trust
				5.25%, 02/25/2019	9	9
Housewares - 0.24%				Banc of America Funding 2004-3 Trust
Newell Brands Inc				4.75%, 09/25/2019	42	42
2.60%, 03/29/2019		200	202	Banc of America Mortgage Trust 2005-7
3.85%, 04/01/2023		200	208	5.00%, 08/25/2020	2	2
			$410	BCAP LLC 2011-RR11 Trust
Insurance - 5.88%				3.13%, 03/26/2035(a),(b)	167	167
Berkshire Hathaway Finance Corp				CHL Mortgage Pass-Through Trust 2003-46
1.60%, 05/15/2017		510	511	3.14%, 01/19/2034(a)	62	61
1.70%, 03/15/2019		500	500	CHL Mortgage Pass-Through Trust 2004-J1
Berkshire Hathaway Inc				4.50%, 01/25/2019(a)	7	7
2.20%, 03/15/2021		400	399	CHL Mortgage Pass-Through Trust 2004-J7
2.75%, 03/15/2023		500	498	5.00%, 09/25/2019	44	44
Hartford Financial Services Group Inc/The				Credit Suisse First Boston Mortgage Securities
8.13%, 06/15/2068 (a)		1,028	1,101	Corp
MassMutual Global Funding II				5.00%, 09/25/2019	9	8
1.55%, 10/11/2019 (b)		350	346	Credit Suisse Mortgage Capital Certificates
2.00%, 04/05/2017 (b)		370	371	2.77%, 07/27/2037(a),(b)	6	6
2.10%, 08/02/2018 (b)		505	509	CSFB Mortgage-Backed Pass-Through
2.35%, 04/09/2019 (b)		495	500	Certificates Series 2004-AR4
Metropolitan Life Global Funding I				1.72%, 05/25/2034(a)	44	42
1.75%, 12/19/2018 (b)		400	400	CSFB Mortgage-Backed Trust Series 2004-7
2.30%, 04/10/2019 (b)		1,173	1,179	5.00%, 10/25/2019	31	31
New York Life Global Funding				Ginnie Mae
1.45%, 12/15/2017 (b)		250	250	4.50%, 08/20/2032	4	4
1.95%, 02/11/2020 (b)		808	802	GSMSC Pass-Through Trust 2009-4R
2.00%, 04/13/2021 (b)		400	393	0.98%, 12/26/2036(a),(b)	163	160
2.15%, 06/18/2019 (b)		774	778	JP Morgan Mortgage Trust 2004-A3
Prudential Financial Inc				3.03%, 07/25/2034(a)	39	39
8.88%, 06/15/2068 (a)		1,500	1,620	JP Morgan Mortgage Trust 2004-S1
			$10,157	5.00%, 09/25/2034	130	133
Internet - 0.40%				JP Morgan Mortgage Trust 2016-4
Amazon.com Inc				3.50%, 10/25/2046(b)	898	912
2.60%, 12/05/2019		673	686	JP Morgan Resecuritization Trust Series 2010-
				4
Machinery - Diversified - 0.50%				2.85%, 10/26/2036(a),(b)	13	13
John Deere Capital Corp				MASTR Alternative Loan Trust 2003-9
1.35%, 01/16/2018		173	173	6.50%, 01/25/2019	44	45
2.05%, 03/10/2020		700	698	MASTR Asset Securitization Trust 2004-11
			$871	5.00%, 12/25/2019	9	9
Manufactured Housing Asset Backed Securities - 0.02%				MASTR Asset Securitization Trust 2004-9
Conseco Financial Corp				5.00%, 09/25/2019	21	21
7.70%, 09/15/2026		27	29	PHH Mortgage Trust Series 2008-CIM1
Mid-State Trust IV				5.22%, 06/25/2038	164	162
8.33%, 04/01/2030		5	5	Prime Mortgage Trust 2005-2
				5.25%, 07/25/2020(a)	78	79
			$34
Media- 0.62%				Provident Funding Mortgage Loan Trust 2005-
Time Warner Cable LLC				1
				1.34%, 05/25/2035(a)	234	224
8.25%, 04/01/2019		505	567

See accompanying notes.

84

Schedule of Investments
Short-Term Income Account
December 31, 2016

	Principal			Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Mortgage Backed Securities (continued)			Other Asset Backed Securities (continued)
RALI Series 2003-QS23 Trust			Verizon Owner Trust 2016-1
5.00%, 12/26/2018	$94	$95	1.42%, 01/20/2021(a),(b)	$500	$496
RALI Series 2004-QS3 Trust			Verizon Owner Trust 2016-2
5.00%, 03/25/2019	46	44	1.68%, 05/20/2021(a),(b)	1,500	1,494
RBSSP Resecuritization Trust 2009-7					$8,593
0.98%, 06/26/2037 (a),(b)	40	39	Pharmaceuticals - 1.45%
5.00%, 09/26/2036 (a),(b)	11	11	AbbVie Inc
Sequoia Mortgage Trust 2013-4			1.80%, 05/14/2018	202	202
1.55%, 04/25/2043 (a)	60	59	2.30%, 05/14/2021	200	196
Sequoia Mortgage Trust 2013-8			2.50%, 05/14/2020	336	336
2.25%, 06/25/2043 (a)	496	476	Actavis Funding SCS
Springleaf Mortgage Loan Trust 2013-2			1.85%, 03/01/2017	336	336
1.78%, 12/25/2065 (b)	216	215	2.35%, 03/12/2018	505	508
3.52%, 12/25/2065 (a),(b)	688	691	Mead Johnson Nutrition Co
WaMu Mortgage Pass-Through Certificates			3.00%, 11/15/2020	250	253
Series 2003-S8 Trust			Merck & Co Inc
5.00%, 09/25/2018	8	8	1.10%, 01/31/2018	673	672
		$3,866			$2,503
Oil & Gas - 2.41%			Pipelines - 2.74%
BP Capital Markets PLC			Buckeye Partners LP
4.75%, 03/10/2019	673	713	2.65%, 11/15/2018	649	653
Chevron Corp			4.15%, 07/01/2023	400	405
1.72%, 06/24/2018	875	878	Columbia Pipeline Group Inc
Phillips 66			2.45%, 06/01/2018	168	169
2.95%, 05/01/2017	1,010	1,016	3.30%, 06/01/2020	168	171
Shell International Finance BV			Florida Gas Transmission Co LLC
2.13%, 05/11/2020	505	504	7.90%, 05/15/2019(b)	559	626
Total Capital International SA			Hiland Partners Holdings LLC / Hiland
1.45%, 08/10/2018 (a)	370	371	Partners Finance Corp
1.55%, 06/28/2017	673	674	5.50%, 05/15/2022(b)	133	139
		$4,156	TransCanada PipeLines Ltd
Other Asset Backed Securities - 4.98%			6.35%, 05/15/2067(a)	1,205	1,003
Ameriquest Mortgage Securities Inc Asset-			Williams Partners LP / ACMP Finance Corp
Backed Pass-Through Ctfs Ser 2004-R11			4.88%, 05/15/2023	700	713
1.19%, 11/25/2034 (a)	6	6	4.88%, 03/15/2024	328	331
Ameriquest Mortgage Securities Inc Asset-			6.13%, 07/15/2022	505	521
Backed Pass-Through Ctfs Ser 2005-R1					$4,731
1.43%, 03/25/2035 (a)	73	73	Real Estate - 0.33%
Drug Royalty II LP 2			Prologis LP
3.48%, 07/15/2023 (a),(b)	600	596	7.38%, 10/30/2019	499	568
Drug Royalty III LP 1
3.98%, 04/15/2027 (a),(b)	233	231	REITS- 1.06%
MVW Owner Trust 2015-1			Alexandria Real Estate Equities Inc
2.52%, 12/20/2032 (a),(b)	599	595	2.75%, 01/15/2020	510	509
MVW Owner Trust 2016-1			American Tower Trust #1
2.25%, 12/20/2033 (b)	473	464	1.55%, 03/15/2043(b)	200	200
OneMain Financial Issuance Trust 2014-1			Digital Realty Trust LP
2.43%, 06/18/2024 (a),(b)	445	445	3.40%, 10/01/2020	300	305
OneMain Financial Issuance Trust 2014-2			Healthcare Realty Trust Inc
2.47%, 09/18/2024 (b)	818	818	5.75%, 01/15/2021	343	377
OneMain Financial Issuance Trust 2015-2			Kimco Realty Corp
2.57%, 07/18/2025 (b)	740	740	4.30%, 02/01/2018	336	343
PFS Financing Corp			WEA Finance LLC / Westfield UK & Europe
1.30%, 02/15/2019 (a),(b)	505	505	Finance PLC
1.30%, 10/15/2019 (a),(b)	336	336	1.75%, 09/15/2017(b)	100	100
1.32%, 04/15/2020 (a),(b)	536	535			$1,834
1.65%, 02/15/2019 (a),(b)	260	260	Retail - 0.41%
PFS Tax Lien Trust 2014-1			Home Depot Inc/The
1.44%, 05/15/2029 (a),(b)	236	234	2.00%, 04/01/2021	200	198
RAAC Series 2006-RP2 Trust			McDonald's Corp
0.83%, 02/25/2037 (a),(b)	62	61	2.75%, 12/09/2020	500	506
RAMP Series 2005-RZ4 Trust					$704
1.16%, 11/25/2035 (a)	62	61
			Savings & Loans - 0.00%
Soundview Home Loan Trust 2005-CTX1			Washington Mutual Bank / Henderson NV
1.18%, 11/25/2035 (a)	80	80	0.00%, 01/15/2013(d),(e),(f)	200	—
Structured Asset Investment Loan Trust 2005-
4			Software - 1.09%
1.42%, 05/25/2035 (a)	93	93
			Microsoft Corp
Trafigura Securitisation Finance PLC 2014-1			1.10%, 08/08/2019	500	493
1.65%, 10/15/2018 (a),(b)	471	470
			1.30%, 11/03/2018	250	250
			1.85%, 02/12/2020	338	338

See accompanying notes.

85

Schedule of Investments
Short-Term Income Account
December 31, 2016

Principal				Principal
BONDS (continued)	Amount (000's) Value (000's)		BONDS (continued)	Amount (000's) Value (000's)
Software (continued)			Trucking & Leasing - 0.18%
Oracle Corp			Penske Truck Leasing Co Lp / PTL Finance
1.90%, 09/15/2021	$200	$195	Corp
2.25%, 10/08/2019	250	253	3.75%, 05/11/2017(b)	$303	$305
5.75%, 04/15/2018	336	355
		$1,884	TOTAL BONDS		$169,004
Student Loan Asset Backed Securities - 3.75%			U.S. GOVERNMENT & GOVERNMENT	Principal
KeyCorp Student Loan Trust 2004-A			AGENCY OBLIGATIONS - 0.16%	Amount (000's) Value (000's)
1.19%, 10/28/2041 (a)	25	25	Federal Home Loan Mortgage Corporation (FHLMC) - 0.01%
1.42%, 01/27/2042 (a)	500	499	2.66%, 11/01/2021(a)	$1	$1
KeyCorp Student Loan Trust 2006-A			2.77%, 09/01/2035(a)	20	21
1.31%, 09/27/2035 (a)	1,322	1,309			$22
SLC Private Student Loan Trust 2006-A			Federal National Mortgage Association (FNMA) - 0.14%
1.05%, 07/15/2036 (a)	975	973	2.63%, 01/01/2035(a)	19	20
SLC Private Student Loan Trust 2010-B			2.68%, 04/01/2033(a)	77	80
4.20%, 07/15/2042 (a),(b)	71	72	2.70%, 02/01/2037(a)	35	38
SLM Private Credit Student Loan Trust 2002-			2.85%, 12/01/2032(a)	15	16
A			2.87%, 08/01/2034(a)	10	10
1.51%, 12/16/2030 (a)	635	621	2.91%, 11/01/2032(a)	4	5
SLM Private Credit Student Loan Trust 2004-			2.95%, 07/01/2034(a)	32	34
A			3.00%, 02/01/2035(a)	5	5
1.36%, 06/15/2033 (a)	211	204	3.13%, 12/01/2033(a)	13	14
SLM Private Credit Student Loan Trust 2004-			4.21%, 11/01/2035(a)	1	1
B			8.00%, 05/01/2027	10	10
1.16%, 06/15/2021 (a)	77	77			$233
SLM Private Credit Student Loan Trust 2005-			Government National Mortgage Association (GNMA) - 0.01%
B			9.00%, 12/15/2020	1	1
1.14%, 03/15/2023 (a)	259	259	10.00%, 06/15/2020	1	1
1.23%, 12/15/2023 (a)	235	229
			10.00%, 02/15/2025	1	1
SLM Private Credit Student Loan Trust 2006-			10.00%, 09/15/2018	1	1
A			10.00%, 09/15/2018	1	1
1.15%, 12/15/2023 (a)	81	81
1.25%, 06/15/2039 (a)	500	455	10.00%, 05/15/2020	4	4
			10.00%, 02/15/2019	10	10
SLM Private Education Loan Trust 2013-A					$19
1.30%, 08/15/2022 (a),(b)	178	178
1.77%, 05/17/2027 (b)	365	364	TOTAL U.S. GOVERNMENT & GOVERNMENT AGENCY
			OBLIGATIONS		$274
SLM Private Education Loan Trust 2013-B			Total Investments		$172,440
1.35%, 07/15/2022 (a),(b)	128	128
1.85%, 06/17/2030 (a),(b)	336	334	Other Assets and Liabilities - 0.10%		$170
SLM Private Education Loan Trust 2014-A			TOTAL NET ASSETS - 100.00%		$172,610
1.30%, 07/15/2022 (a),(b)	115	115
SMB Private Education Loan Trust 2016-C			(a)	Variable Rate. Rate shown is in effect at December 31, 2016.
1.25%, 11/15/2023 (a),(b)	544	544
			(b)	Security exempt from registration under Rule 144A of the Securities Act of
		$6,467	1933. These securities may be resold in transactions exempt from
Telecommunications - 3.13%			registration, normally to qualified institutional buyers. At the end of the
AT&T Inc			period, the value of these securities totaled $42,250 or 24.48% of net
2.45%, 06/30/2020	538	534	assets.
2.80%, 02/17/2021	500	496	(c) Security is an Interest Only Strip
3.60%, 02/17/2023	500	504	(d)	Fair value of these investments is determined in good faith by the Manager
Cisco Systems Inc			under procedures established and periodically reviewed by the Board of
2.20%, 02/28/2021	250	249	Directors. Inputs used in the valuation may be unobservable; however, not
4.95%, 02/15/2019	500	535	all securities are included in Level 3 of the fair value hierarchy. At the end
Crown Castle Towers LLC			of the period, the fair value of these securities totaled $341 or 0.20% of net
4.88%, 08/15/2040 (b)	265	282	assets.

Sprint Spectrum Co LLC / Sprint Spectrum Co			(e) Non-Income Producing Security
II LLC / Sprint Spectrum Co III LLC			(f)	Security is Illiquid. At the end of the period, the value of these securities
3.36%, 03/20/2023 (b)	750	751	totaled $0 or 0.00% of net assets.

Verizon Communications Inc
2.63%, 02/21/2020	583	589
2.71%, 09/14/2018 (a)	336	344
3.65%, 09/14/2018	750	775
Vodafone Group PLC
1.63%, 03/20/2017	336	336
		$5,395
Transportation - 0.41%
Ryder System Inc
2.25%, 09/01/2021	200	195
2.45%, 11/15/2018	505	510
		$705

See accompanying notes.

86

Schedule of Investments
Short-Term Income Account
December 31, 2016

Portfolio Summary (unaudited)
Sector	Percent
Financial	25.84%
Asset Backed Securities	23.82%
Consumer, Non-cyclical	8.39%
Government	7.60%
Energy	5.15%
Utilities	5.05%
Mortgage Securities	4.65%
Consumer, Cyclical	4.24%
Industrial	4.20%
Communications	4.15%
Technology	2.98%
Basic Materials	2.00%
Investment Companies	1.83%
Other Assets and Liabilities	0.10%
TOTAL NET ASSETS	100.00%

See accompanying notes.

87

Schedule of Investments
SmallCap Account
December 31, 2016

COMMON STOCKS - 97.28%	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value(000	's)
Automobile Parts & Equipment - 3.66%				Distribution & Wholesale - 0.59%
Cooper Tire & Rubber Co	87,024	$3,381		SiteOne Landscape Supply Inc (a)	36,530	$1,269
Horizon Global Corp (a)	16,900	406
Tenneco Inc (a)	18,290	1,142		Diversified Financial Services - 2.43%
Visteon Corp	36,430	2,927		Evercore Partners Inc - Class A	28,970	1,990
		$7,856		Houlihan Lokey Inc	25,120	782
Banks - 11.59%				Moelis & Co	21,300	722
Cathay General Bancorp	43,750	1,664		Piper Jaffray Cos (a)	8,311	603
CenterState Banks Inc	39,850	1,003		Santander Consumer USA Holdings Inc (a)	84,150	1,136
Central Pacific Financial Corp	71,250	2,239				$5,233
Chemical Financial Corp	14,040	760		Electric - 2.00%
FCB Financial Holdings Inc (a)	35,750	1,705		Avista Corp	52,850	2,114
First Busey Corp	14,450	445		Portland General Electric Co	50,200	2,175
First Merchants Corp	12,530	472				$4,289
First of Long Island Corp/The	16,597	474		Electrical Components & Equipment - 2.13%
Great Western Bancorp Inc	47,170	2,056		Advanced Energy Industries Inc (a)	53,409	2,924
Hanmi Financial Corp	23,970	836		EnerSys	21,290	1,663
Heartland Financial USA Inc	19,320	927				$4,587
IBERIABANK Corp	35,410	2,966		Electronics - 2.78%
Independent Bank Group Inc	6,500	406		II-VI Inc (a)	65,180	1,933
Kearny Financial Corp/MD	64,299	1,000		Itron Inc (a)	18,650	1,172
PacWest Bancorp	31,230	1,700		Vishay Intertechnology Inc	177,730	2,879
TCF Financial Corp	93,680	1,835				$5,984
Towne Bank/Portsmouth VA	24,000	798		Engineering & Construction - 2.13%
Umpqua Holdings Corp	111,560	2,095		Argan Inc	23,100	1,630
Union Bankshares Corp	24,960	892		EMCOR Group Inc	15,580	1,102
WesBanco Inc	14,560	627		MasTec Inc (a)	48,270	1,846
		$24,900				$4,578
Biotechnology - 2.11%				Entertainment - 1.91%
Acceleron Pharma Inc (a)	11,540	294		Isle of Capri Casinos Inc (a)	56,435	1,394
Aratana Therapeutics Inc (a)	47,621	342		Vail Resorts Inc	16,820	2,713
Bellicum Pharmaceuticals Inc (a)	8,580	117				$4,107
Bluebird Bio Inc (a)	1,728	107
				Environmental Control - 0.69%
Cambrex Corp(a)	19,320	1,042		AquaVenture Holdings Ltd (a)	29,710	729
Cytokinetics Inc - Warrants (a),(b),(c)	12,207	14		Energy Recovery Inc (a)	73,000	755
DNIB Unwind Inc - Warrants (a),(b),(c)	1,938	—
Epizyme Inc (a)	9,950	120				$1,484
FibroGen Inc (a)	11,520	247		Food - 2.43%
Genocea Biosciences Inc (a)	25,380	105		Cal-Maine Foods Inc	26,278	1,161
Insmed Inc (a)	23,470	311		Dean Foods Co	114,940	2,503
				SUPERVALU Inc (a)	332,010	1,551
Intercept Pharmaceuticals Inc (a)	1,310	142
MacroGenics Inc (a)	13,570	277				$5,215
NewLink Genetics Corp (a)	8,090	83		Gas - 1.16%
Seattle Genetics Inc (a)	5,690	300		Southwest Gas Holdings Inc	32,520	2,492
Spark Therapeutics Inc (a)	3,420	171
Ultragenyx Pharmaceutical Inc (a)	7,330	515		Healthcare - Products - 3.37%
				Cynosure Inc (a)	44,760	2,041
Versartis Inc (a)	22,610	337
				ICU Medical Inc (a)	22,250	3,279
		$4,524		K2M Group Holdings Inc (a)	46,040	923
Building Materials - 2.81%				Nevro Corp (a)	9,200	668
Forterra Inc (a)	45,080	976
				STAAR Surgical Co (a)	30,450	330
NCI Building Systems Inc (a)	73,865	1,156
						$7,241
Universal Forest Products Inc	15,520	1,586
US Concrete Inc (a)	35,475	2,324		Healthcare - Services - 1.40%
				HealthSouth Corp	64,980	2,680
		$6,042		Natera Inc (a)	12,120	142
Chemicals - 0.63%				Teladoc Inc (a)	11,770	194
Cabot Corp	26,840	1,356				$3,016
				Home Builders - 1.03%
Commercial Services - 6.13%				Installed Building Products Inc (a)	53,475	2,209
ABM Industries Inc	40,540	1,656
AMN Healthcare Services Inc (a)	24,940	959
ICF International Inc (a)	15,670	865		Insurance - 4.06%
Insperity Inc	25,990	1,844		American Financial Group Inc/OH	32,700	2,882
K12 Inc (a)	37,990	652		Argo Group International Holdings Ltd	22,944	1,512
				Athene Holding Ltd (a)	10,612	509
Live Nation Entertainment Inc (a)	37,461	996
Navigant Consulting Inc (a)	40,070	1,049		Employers Holdings Inc	33,960	1,345
PAREXEL International Corp (a)	37,640	2,474		James River Group Holdings Ltd	22,320	927
				MGIC Investment Corp (a)	152,429	1,553
Quanta Services Inc (a)	76,540	2,667
		$13,162				$8,728
				Internet - 0.87%
Computers - 2.81%				GoDaddy Inc (a)	53,767	1,879
CACI International Inc (a)	25,190	3,131
ExlService Holdings Inc (a)	36,020	1,817
Sykes Enterprises Inc (a)	37,980	1,096		Leisure Products & Services - 0.68%
		$6,044		Planet Fitness Inc	72,240	1,452

See accompanying notes.

88

Schedule of Investments SmallCap Account December 31, 2016

COMMON STOCKS (continued)	Shares Held	Value(000	's)	COMMON STOCKS (continued)	Shares Held	Value (000's)
Machinery - Construction & Mining - 0.85%				Semiconductors - 0.74%
Astec Industries Inc	27,050	$1,825		Entegris Inc (a)	88,520	$1,584

Machinery - Diversified - 0.89%				Software - 5.92%
Gerber Scientific Inc (a),(b),(c)	1,974	—		Apptio Inc (a)	34,254	634
Manitowoc Foodservice Inc (a)	98,836	1,910		Aspen Technology Inc (a)	64,410	3,522
		$1,910		Atlassian Corp PLC (a)	32,220	776
Metal Fabrication & Hardware - 0.94%				Blackbaud Inc	36,860	2,359
Atkore International Group Inc (a)	55,567	1,329		Blackline Inc (a)	4,230	117
Global Brass & Copper Holdings Inc	20,062	688		Coupa Software Inc (a)	7,592	190
		$2,017		Manhattan Associates Inc (a)	28,980	1,537
Mining - 0.46%				SYNNEX Corp	29,580	3,580
US Silica Holdings Inc	17,280	979				$12,715
				Telecommunications - 3.13%
Miscellaneous Manufacturers - 2.70%				Gigamon Inc (a)	25,740	1,173
AO Smith Corp	29,940	1,418		Leap Wireless International Inc - Rights	1,375	4
Barnes Group Inc	34,680	1,644		(a),(b),(c)
Trinseo SA	46,190	2,739		NETGEAR Inc (a)	32,530	1,768
		$5,801		Plantronics Inc	46,020	2,520
Oil & Gas - 3.45%				Quantenna Communications Inc (a)	22,580	409
Callon Petroleum Co (a)	82,090	1,262		West Corp	34,300	849
Carrizo Oil & Gas Inc (a)	17,380	649				$6,723
Murphy USA Inc (a)	32,050	1,970		TOTAL COMMON STOCKS		$209,014
Oasis Petroleum Inc (a)	74,480	1,128		INVESTMENT COMPANIES - 2.58%	Shares Held	Value (000's)
PDC Energy Inc (a)	15,720	1,141		Money Market Funds - 2.58%
Rice Energy Inc (a)	58,890	1,257		BlackRock Liquidity Funds FedFund Portfolio	5,543,047	5,543
		$7,407
Oil & Gas Services - 1.61%				TOTAL INVESTMENT COMPANIES		$5,543
Mammoth Energy Services Inc (a)	57,100	868		Total Investments		$214,557
MRC Global Inc (a)	101,210	2,051		Other Assets and Liabilities - 0.14%		$292
Pioneer Energy Services Corp (a)	80,340	550		TOTAL NET ASSETS - 100.00%		$214,849
		$3,469
Packaging & Containers - 0.64%
Graphic Packaging Holding Co	111,170	1,387		(a) Non-Income Producing Security
				(b)		Security is Illiquid. At the end of the period, the value of these securities
Pharmaceuticals - 4.22%				totaled $18 or 0.01% of net assets.
Array BioPharma Inc (a)	57,830	508		(c)		Fair value of these investments is determined in good faith by the Manager
Concert Pharmaceuticals Inc (a)	14,250	147		under procedures established and periodically reviewed by the Board of
DexCom Inc (a)	6,960	416		Directors. Inputs used in the valuation may be unobservable; however, not
Nektar Therapeutics (a)	34,830	427		all securities are included in Level 3 of the fair value hierarchy. At the end
Neurocrine Biosciences Inc (a)	5,940	230		of the period, the fair value of these securities totaled $18 or 0.01% of net
Portola Pharmaceuticals Inc (a)	5,920	133		assets.
PRA Health Sciences Inc (a)	56,720	3,126
Prestige Brands Holdings Inc (a)	56,419	2,939
ProQR Therapeutics NV (a)	9,412	46
Revance Therapeutics Inc (a)	9,070	188		Portfolio Summary (unaudited)
SCYNEXIS Inc (a)	23,610	75		Sector		Percent
TESARO Inc (a)	3,120	420		Financial		26.57%
Vanda Pharmaceuticals Inc (a)	25,511	407		Consumer, Non-cyclical		19.66%
		$9,062		Industrial		16.56%
				Consumer, Cyclical		11.71%
REITS - 7.02%				Technology		9.47%
Armada Hoffler Properties Inc	78,720	1,147
CYS Investments Inc	167,340	1,294		Energy		5.06%
				Communications		4.00%
First Industrial Realty Trust Inc	98,210	2,755		Utilities		3.16%
Highwoods Properties Inc	45,080	2,299
Mack-Cali Realty Corp	95,590	2,774		Investment Companies		2.58%
				Basic Materials		1.09%
MedEquities Realty Trust Inc	102,315	1,136		Other Assets and Liabilities		0.14%
Monmouth Real Estate Investment Corp	36,630	558
National Storage Affiliates Trust	70,820	1,563		TOTAL NET ASSETS		100.00%
Summit Hotel Properties Inc	96,990	1,555
		$15,081
Retail - 3.84%
At Home Group Inc (a)	66,300	970
Big 5 Sporting Goods Corp	27,270	473
Caleres Inc	94,700	3,108
GMS Inc (a)	37,051	1,085
Michaels Cos Inc/The (a)	66,480	1,359
Tile Shop Holdings Inc (a)	64,290	1,257
		$8,252
Savings & Loans - 1.47%
Oritani Financial Corp	29,870	560
Pacific Premier Bancorp Inc (a)	20,210	715
Provident Financial Services Inc	66,440	1,880
		$3,155

See accompanying notes.

89

Glossary to the Schedule of Investments
December 31, 2016

Currency Abbreviations
USD/$	United States Dollar

See accompanying notes.

90

(This page intentionally left blank)

91

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
DIVERSIFIED INTERNATIONAL ACCOUNT
Class 1 shares
2016	$13.68	$0.24	($0.18)	$0.06	($0.32)	$–	($0.32)
2015	14.08	0.26	(0.29)	(0.03)	(0.37)	–	(0.37)
2014	14.87	0.24	(0.70)	(0.46)	(0.33)	–	(0.33)
2013	12.89	0.24	2.09	2.33	(0.35)	–	(0.35)
2012	11.12	0.27	1.76	2.03	(0.26)	–	(0.26)
Class 2 shares
2016	13.78	0.20	(0.18)	0.02	(0.28)	–	(0.28)
2015	14.19	0.21	(0.29)	(0.08)	(0.33)	–	(0.33)
2014	14.97	0.21	(0.70)	(0.49)	(0.29)	–	(0.29)
2013	12.96	0.22	2.10	2.32	(0.31)	–	(0.31)
2012	11.18	0.23	1.76	1.99	(0.21)	–	(0.21)
EQUITY INCOME ACCOUNT
Class 1 shares
2016	21.67	0.57	2.77	3.34	(0.64)	(1.17)	(1.81)
2015	23.12	0.58	(1.46)	(0.88)	(0.57)	–	(0.57)
2014	21.00	0.57	2.09	2.66	(0.54)	–	(0.54)
2013	17.03	0.54	4.04	4.58	(0.61)	–	(0.61)
2012	15.53	0.54	1.47	2.01	(0.51)	–	(0.51)
Class 2 shares
2016	21.52	0.51	2.75	3.26	(0.58)	(1.17)	(1.75)
2015	22.96	0.52	(1.45)	(0.93)	(0.51)	–	(0.51)
2014	20.87	0.51	2.07	2.58	(0.49)	–	(0.49)
2013	16.92	0.49	4.02	4.51	(0.56)	–	(0.56)
2012	15.43	0.49	1.46	1.95	(0.46)	–	(0.46)

See accompanying notes.

92

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$13.42	0.36%	$243,997	0.91%	1.77%	56.8%
13.68	(0.35)	273,300	0.88	1.80	48.2
14.08	(3.21)	429,194	0.86	1.64	62.1
14.87	18.40	501,094	0.87	1.78	79.5
12.89	18.44	464,751	0.87	2.23	76.0

13.52	0.11	1,362	1.16	1.50	56.8
13.78	(0.65)	1,360	1.13	1.47	48.2
14.19	(3.41)	1,266	1.11	1.38	62.1
14.97	18.18	1,458	1.12	1.61	79.5
12.96	18.01	1,643	1.12	1.95	76.0

23.20	15.72	525,829	0.50	2.54	17.1
21.67	(3.93)	513,126	0.49	2.54	10.7
23.12	12.80	599,407	0.48	2.57	11.6
21.00	27.30	630,542	0.48	2.83	18.0
17.03	13.01	578,099	0.49	3.26	20.8

23.03	15.43	24,197	0.75	2.29	17.1
21.52	(4.15)	23,215	0.74	2.29	10.7
22.96	12.46	25,491	0.73	2.32	11.6
20.87	27.02	24,810	0.73	2.58	18.0
16.92	12.72	22,844	0.74	3.01	20.8

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

93

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Class 1 shares
2016	$10.16	$0.33	($0.14)	$0.19	($0.37)	$–	($0.37)
2015	10.44	0.27	(0.19)	0.08	(0.35)	(0.01)	(0.36)
2014	10.33	0.27	0.25	0.52	(0.41)	–	(0.41)
2013	10.87	0.27	(0.39)	(0.12)	(0.42)	–	(0.42)
2012	10.90	0.33	0.09	0.42	(0.45)	–	(0.45)
Class 2 shares
2016	10.17	0.31	(0.15)	0.16	(0.35)	–	(0.35)
2015	10.45	0.25	(0.18)	0.07	(0.34)	(0.01)	(0.35)
2014	10.34	0.24	0.25	0.49	(0.38)	–	(0.38)
2013	10.88	0.25	(0.39)	(0.14)	(0.40)	–	(0.40)
2012	10.90	0.30	0.10	0.40	(0.42)	–	(0.42)
INCOME ACCOUNT
Class 1 shares
2016	10.24	0.38	0.21	0.59	(0.49)	–	(0.49)
2015	10.78	0.39	(0.46)	(0.07)	(0.47)	–	(0.47)
2014	10.68	0.43	0.16	0.59	(0.49)	–	(0.49)
2013	11.22	0.46	(0.43)	0.03	(0.57)	–	(0.57)
2012	10.71	0.53	0.48	1.01	(0.50)	–	(0.50)
Class 2 shares
2016	10.20	0.36	0.21	0.57	(0.47)	–	(0.47)
2015	10.73	0.36	(0.45)	(0.09)	(0.44)	–	(0.44)
2014	10.63	0.40	0.16	0.56	(0.46)	–	(0.46)
2013	11.17	0.43	(0.43)	–	(0.54)	–	(0.54)
2012	10.66	0.50	0.47	0.97	(0.46)	–	(0.46)

See accompanying notes.

94

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$9.98	1.80%	$247,620	0.51%	3.25%	25.8%
10.16	0.79	286,659	0.51	2.61	21.9
10.44	5.08	314,509	0.51	2.56	19.1
10.33	(1.03)	379,351	0.51	2.58	45.3
10.87	3.91	432,172	0.51	2.98	41.4

9.98	1.54	2,307	0.76	3.02	25.8
10.17	0.67	1,837	0.76	2.37	21.9
10.45	4.75	916	0.76	2.31	19.1
10.34	(1.30)	931	0.76	2.33	45.3
10.88	3.70	1,143	0.76	2.73	41.4

10.34	5.72	228,874	0.51	3.66	8.1
10.24	(0.71)	254,751	0.51	3.62	12.6
10.78	5.55	275,597	0.51	3.95	16.6
10.68	0.40	269,330	0.51	4.22	12.8
11.22	9.57	292,756	0.51	4.78	14.7

10.30	5.52	2,695	0.76	3.40	8.1
10.20	(0.92)	2,445	0.76	3.38	12.6
10.73	5.26	3,036	0.76	3.71	16.6
10.63	0.10	3,390	0.76	3.97	12.8
11.17	9.28	3,875	0.76	4.55	14.7

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

95

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
LARGECAP GROWTH ACCOUNT
Class 1 shares
2016	$25.79	$0.11	($1.43)	($1.32)	($0.07)	$–	($0.07)
2015	24.60	0.06	1.17	1.23	(0.04)	–	(0.04)
2014	22.26	0.03	2.44	2.47	(0.13)	–	(0.13)
2013	16.87	0.07	5.61	5.68	(0.29)	–	(0.29)
2012	14.48	0.12	2.32	2.44	(0.05)	–	(0.05)
Class 2 shares
2016	25.69	0.04	(1.42)	(1.38)	(0.02)	–	(0.02)
2015	24.53	–	1.16	1.16	–	–	–
2014	22.20	(0.03)	2.44	2.41	(0.08)	–	(0.08)
2013	16.83	0.02	5.59	5.61	(0.24)	–	(0.24)
2012	14.43	0.08	2.32	2.40	–	–	–
MIDCAP ACCOUNT
Class 1 shares
2016	55.24	0.33	5.30	5.63	(0.24)	(9.67)	(9.91)
2015	60.79	0.22	1.19	1.41	(0.32)	(6.64)	(6.96)
2014	59.37	0.36	6.96	7.32	(0.32)	(5.58)	(5.90)
2013	47.20	0.28	15.31	15.59	(0.82)	(2.60)	(3.42)
2012	40.51	0.46	7.35	7.81	(0.40)	(0.72)	(1.12)
Class 2 shares
2016	54.97	0.20	5.27	5.47	(0.08)	(9.67)	(9.75)
2015	60.54	0.07	1.17	1.24	(0.17)	(6.64)	(6.81)
2014	59.16	0.21	6.93	7.14	(0.18)	(5.58)	(5.76)
2013	47.06	0.15	15.25	15.40	(0.70)	(2.60)	(3.30)
2012	40.39	0.35	7.33	7.68	(0.29)	(0.72)	(1.01)

See accompanying notes.

96

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset				Ratio of Expenses	Ratio of Net
Value, End	Total		Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return (b)		Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$24.40	(5.13)%		$96,198	0.69%	0.43%	78.2%
25.79	4.98		118,385	0.69	0.23	47.1
24.60	11.12		123,091	0.69	0.13	67.2
22.26	33.91		100,140	0.69	0.37	70.1
16.87	16.85		210,351	0.69	0.73	62.6

24.29	(5.38)		923	0.94	0.17	78.2
25.69	4.73		1,090	0.94	(0.01)	47.1
24.53	10.85		661	0.94	(0.11)	67.2
22.20	33.64	(c)	712	0.94	0.10	70.1
16.83	16.56	(c)	604	0.94	0.47	62.6

50.96	10.37		576,634	0.54	0.62	13.6
55.24	1.64		617,437	0.53	0.37	26.3
60.79	12.99		676,836	0.53	0.60	21.6
59.37	33.93		649,893	0.53	0.52	12.4
47.20	19.44		560,842	0.55	1.03	21.5

50.69	10.11		14,985	0.79	0.38	13.6
54.97	1.37		15,243	0.78	0.12	26.3
60.54	12.70		15,960	0.78	0.35	21.6
59.16	33.58		15,105	0.78	0.27	12.4
47.06	19.16		12,179	0.80	0.79	21.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

See accompanying notes.

97

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Class 1 shares
2016	$22.35	$0.30	$1.73	$2.03	($0.26)	($0.18)	($0.44)
2015	22.31	0.30	0.20	0.50	(0.06)	(0.40)	(0.46)
2014	24.45	0.24	2.52	2.76	(0.81)	(4.09)	(4.90)
2013	23.75	0.30	6.63	6.93	(1.86)	(4.37)	(6.23)
2012	21.36	0.35	2.58	2.93	(0.26)	(0.28)	(0.54)
Class 2 shares
2016	22.14	0.24	1.72	1.96	(0.21)	(0.18)	(0.39)
2015	22.11	0.23	0.21	0.44	(0.01)	(0.40)	(0.41)
2014	24.27	0.18	2.50	2.68	(0.75)	(4.09)	(4.84)
2013	23.62	0.21	6.60	6.81	(1.79)	(4.37)	(6.16)
2012	21.23	0.29	2.58	2.87	(0.20)	(0.28)	(0.48)

See accompanying notes.

98

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses	Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net	Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets	Average Net Assets	Turnover Rate

$23.94	9.11%	$147,193	0.63%	1.31%	33.7%
22.35	2.18	154,732	0.64	1.33	22.1	(c)
22.31	12.45	33,190	0.66	1.02	8.6
24.45	32.65	32,077	0.65	1.18	6.7
23.75	13.83	145,393	0.64	1.51	6.2

23.71	8.85	7,420	0.88	1.06	33.7
22.14	1.94	7,517	0.89	1.05	22.1	(c)
22.11	12.19	6,891	0.91	0.77	8.6
24.27	32.27	6,362	0.90	0.85	6.7
23.62	13.57	5,238	0.89	1.26	6.2

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Portfolio turnover rate excludes approximately $1,237,000 of purchases from portfolio realignment from the acquisition of LargeCap Blend Account II.

See accompanying notes.

99

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
REAL ESTATE SECURITIES ACCOUNT
Class 1 shares
2016	$22.20	$0.31	$1.09	$1.40	($0.32)	($1.98)	($2.30)
2015	22.33	0.34	0.57	0.91	(0.34)	(0.70)	(1.04)
2014	17.08	0.29	5.28	5.57	(0.32)	–	(0.32)
2013	16.63	0.35	0.33	0.68	(0.23)	–	(0.23)
2012	14.39	0.21	2.26	2.47	(0.23)	–	(0.23)
Class 2 shares
2016	22.29	0.28	1.06	1.34	(0.29)	(1.98)	(2.27)
2015	22.45	0.34	0.53	0.87	(0.33)	(0.70)	(1.03)
2014	17.18	0.27	5.27	5.54	(0.27)	–	(0.27)
2013	16.72	0.30	0.34	0.64	(0.18)	–	(0.18)
2012	14.46	0.17	2.26	2.43	(0.17)	–	(0.17)
SAM BALANCED PORTFOLIO
Class 1 shares
2016	14.69	0.30	0.70	1.00	(0.32)	(0.93)	(1.25)
2015	16.51	0.30	(0.38)	(0.08)	(0.49)	(1.25)	(1.74)
2014	18.53	0.47	0.73	1.20	(0.52)	(2.70)	(3.22)
2013	16.33	0.47	2.37	2.84	(0.43)	(0.21)	(0.64)
2012	14.76	0.41	1.46	1.87	(0.11)	(0.19)	(0.30)
Class 2 shares
2016	14.55	0.27	0.69	0.96	(0.28)	(0.93)	(1.21)
2015	16.37	0.26	(0.38)	(0.12)	(0.45)	(1.25)	(1.70)
2014	18.39	0.43	0.73	1.16	(0.48)	(2.70)	(3.18)
2013	16.22	0.41	2.35	2.76	(0.38)	(0.21)	(0.59)
2012	14.66	0.36	1.46	1.82	(0.07)	(0.19)	(0.26)

See accompanying notes.

100

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$21.30	5.85%	$158,760	0.89%		1.38%	31.3%
22.20	4.21	159,292	0.89		1.54	22.8
22.33	32.82	166,701	0.89		1.48	15.7
17.08	4.10	128,601	0.89		1.96	22.1
16.63	17.17	133,069	0.90		1.33	44.1

21.36	5.53	4,215	1.14		1.26	31.3
22.29	4.00	1,994	1.14		1.56	22.8
22.45	32.44	492	1.14		1.37	15.7
17.18	3.87	271	1.14		1.72	22.1
16.72	16.86	257	1.15		1.08	44.1

14.44	6.82	672,562	0.23	(c)	2.07	16.5
14.69	(0.81)	732,937	0.23	(c)	1.88	26.1
16.51	6.82	826,908	0.23	(c)	2.64	16.4
18.53	17.68	913,823	0.23	(c)	2.68	46.7
16.33	12.75	812,380	0.23	(c)	2.60	9.1

14.30	6.62	97,047	0.48	(c)	1.88	16.5
14.55	(1.08)	96,511	0.48	(c)	1.66	26.1
16.37	6.59	99,852	0.48	(c)	2.44	16.4
18.39	17.32	102,716	0.48	(c)	2.37	46.7
16.22	12.47	95,208	0.48	(c)	2.32	9.1

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

101

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM CONSERVATIVE BALANCED PORTFOLIO
Class 1 shares
2016	$11.52	$0.31	$0.42	$0.73	($0.30)	($0.45)	($0.75)
2015	12.60	0.29	(0.36)	(0.07)	(0.41)	(0.60)	(1.01)
2014	13.39	0.41	0.40	0.81	(0.42)	(1.18)	(1.60)
2013	12.49	0.40	1.00	1.40	(0.37)	(0.13)	(0.50)
2012	11.47	0.37	0.90	1.27	(0.10)	(0.15)	(0.25)
Class 2 shares
2016	11.41	0.27	0.42	0.69	(0.27)	(0.45)	(0.72)
2015	12.48	0.27	(0.36)	(0.09)	(0.38)	(0.60)	(0.98)
2014	13.28	0.38	0.38	0.76	(0.38)	(1.18)	(1.56)
2013	12.39	0.36	1.00	1.36	(0.34)	(0.13)	(0.47)
2012	11.38	0.33	0.90	1.23	(0.07)	(0.15)	(0.22)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class 1 shares
2016	17.22	0.30	0.90	1.20	(0.26)	(0.94)	(1.20)
2015	19.02	0.26	(0.41)	(0.15)	(0.43)	(1.22)	(1.65)
2014	20.60	0.48	0.97	1.45	(0.39)	(2.64)	(3.03)
2013	17.04	0.40	3.50	3.90	(0.34)	–	(0.34)
2012	14.99	0.33	1.79	2.12	(0.07)	–	(0.07)
Class 2 shares
2016	17.02	0.25	0.89	1.14	(0.21)	(0.94)	(1.15)
2015	18.82	0.21	(0.40)	(0.19)	(0.39)	(1.22)	(1.61)
2014	20.42	0.42	0.97	1.39	(0.35)	(2.64)	(2.99)
2013	16.89	0.34	3.49	3.83	(0.30)	–	(0.30)
2012	14.87	0.28	1.77	2.05	(0.03)	–	(0.03)

See accompanying notes.

102

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$11.50	6.37%	$183,830	0.23	%(c)	2.64%	19.8%
11.52	(0.78)	193,585	0.23	(c)	2.38	28.2
12.60	6.22	206,621	0.23	(c)	3.10	21.2
13.39	11.53	212,247	0.23	(c)	3.10	35.6
12.49	11.19	190,310	0.24	(c)	3.07	15.7

11.38	6.08	17,477	0.48	(c)	2.39	19.8
11.41	(0.93)	17,774	0.48	(c)	2.19	28.2
12.48	5.92	16,731	0.48	(c)	2.87	21.2
13.28	11.25	16,140	0.48	(c)	2.77	35.6
12.39	10.91	15,911	0.49	(c)	2.73	15.7

17.22	7.00	194,284	0.23	(c)	1.73	25.5
17.22	(1.09)	193,966	0.23	(c)	1.40	29.1
19.02	7.43	198,465	0.23	(c)	2.40	19.4
20.60	23.07	179,850	0.23	(c)	2.10	48.5
17.04	14.18	143,547	0.24	(c)	2.00	12.5

17.01	6.76	108,247	0.48	(c)	1.49	25.5
17.02	(1.34)	103,771	0.48	(c)	1.17	29.1
18.82	7.14	102,757	0.48	(c)	2.11	19.4
20.42	22.82	99,013	0.48	(c)	1.82	48.5
16.89	13.81	84,306	0.49	(c)	1.76	12.5

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

103

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SAM FLEXIBLE INCOME PORTFOLIO
Class 1 shares
2016	$12.27	$0.42	$0.44	$0.86	($0.43)	($0.25)	($0.68)
2015	13.22	0.40	(0.56)	(0.16)	(0.47)	(0.32)	(0.79)
2014	13.72	0.49	0.33	0.82	(0.52)	(0.80)	(1.32)
2013	13.38	0.49	0.51	1.00	(0.48)	(0.18)	(0.66)
2012	12.42	0.48	0.83	1.31	(0.15)	(0.20)	(0.35)
Class 2 shares
2016	12.17	0.38	0.44	0.82	(0.40)	(0.25)	(0.65)
2015	13.12	0.37	(0.56)	(0.19)	(0.44)	(0.32)	(0.76)
2014	13.62	0.45	0.33	0.78	(0.48)	(0.80)	(1.28)
2013	13.29	0.46	0.50	0.96	(0.45)	(0.18)	(0.63)
2012	12.34	0.44	0.83	1.27	(0.12)	(0.20)	(0.32)
SAM STRATEGIC GROWTH PORTFOLIO
Class 1 shares
2016	18.70	0.30	0.85	1.15	(0.28)	(1.03)	(1.31)
2015	21.00	0.29	(0.56)	(0.27)	(0.47)	(1.56)	(2.03)
2014	23.55	0.56	1.33	1.89	(0.38)	(4.06)	(4.44)
2013	18.74	0.40	4.70	5.10	(0.29)	–	(0.29)
2012	16.26	0.29	2.23	2.52	(0.04)	–	(0.04)
Class 2 shares
2016	18.50	0.26	0.83	1.09	(0.23)	(1.03)	(1.26)
2015	20.80	0.24	(0.55)	(0.31)	(0.43)	(1.56)	(1.99)
2014	23.38	0.49	1.32	1.81	(0.33)	(4.06)	(4.39)
2013	18.61	0.33	4.68	5.01	(0.24)	–	(0.24)
2012	16.15	0.24	2.22	2.46	–	–	–

See accompanying notes.

104

			FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Ratio of Expenses		Ratio of Net
Value, End	Total	Net Assets, End of	to Average Net		Investment Income to	Portfolio
of Period	Return(b)	Period (in thousands)	Assets		Average Net Assets	Turnover Rate

$12.45	7.04%	$196,393	0.23	%(c)	3.32%	17.1%
12.27	(1.31)	200,828	0.23	(c)	3.05	25.2
13.22	6.03	215,309	0.23	(c)	3.55	18.8
13.72	7.75	214,572	0.23	(c)	3.57	29.7
13.38	10.64	215,628	0.24	(c)	3.69	11.7

12.34	6.73	20,085	0.48	(c)	3.06	17.1
12.17	(1.55)	21,108	0.48	(c)	2.85	25.2
13.12	5.80	19,836	0.48	(c)	3.27	18.8
13.62	7.46	19,464	0.48	(c)	3.36	29.7
13.29	10.34	19,667	0.49	(c)	3.41	11.7

18.54	6.15	145,083	0.23	(c)	1.61	23.4
18.70	(1.62)	142,227	0.23	(c)	1.45	37.9
21.00	8.68	138,863	0.23	(c)	2.50	20.4
23.55	27.40	121,049	0.23	(c)	1.89	62.5
18.74	15.52	90,348	0.24	(c)	1.61	13.9

18.33	5.90	103,870	0.48	(c)	1.41	23.4
18.50	(1.87)	95,775	0.48	(c)	1.19	37.9
20.80	8.35	96,446	0.48	(c)	2.21	20.4
23.38	27.09	87,689	0.48	(c)	1.57	62.5
18.61	15.23	71,997	0.49	(c)	1.36	13.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.

See accompanying notes.

105

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

		Net Asset	Net	Net Realized		Dividends	Distributions	Total
		Value,	Investment	and Unrealized	Total From	from Net	from	Dividends
		Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and
		Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions
SHORT-TERM INCOME ACCOUNT
Class 1 shares
2016		$2.54	$0.05	$–	$0.05	($0.05)	$–	($0.05)
2015		2.59	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014		2.59	0.05	(0.01)	0.04	(0.04)	–	(0.04)
2013		2.61	0.04	(0.01)	0.03	(0.05)	–	(0.05)
2012		2.54	0.05	0.08	0.13	(0.06)	–	(0.06)
Class 2 shares
2016		2.53	0.04	0.01	0.05	(0.05)	–	(0.05)
2015		2.58	0.04	(0.02)	0.02	(0.07)	–	(0.07)
2014		2.59	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2013		2.60	0.04	(0.01)	0.03	(0.04)	–	(0.04)
2012		2.53	0.04	0.08	0.12	(0.05)	–	(0.05)
SMALLCAP ACCOUNT(d)
Class 1 shares
2016		13.55	0.15	2.15	2.30	(0.04)	(0.60)	(0.64)
2015		13.99	0.05	(0.03)	0.02	(0.01)	(0.45)	(0.46)
2014		13.79	0.02	0.64	0.66	(0.05)	(0.41)	(0.46)
2013		9.36	0.04	4.43	4.47	(0.04)	–	(0.04)
2012		8.16	0.07	1.13	1.20	–	–	–
Class 2 shares
2016		13.52	0.11	2.15	2.26	(0.01)	(0.60)	(0.61)
2015	(e)	14.49	0.02	(0.53)	(0.51)	(0.01)	(0.45)	(0.46)

See accompanying notes.

106

				FINANCIAL HIGHLIGHTS (Continued)
				PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Net Asset			Net Assets, End of	Ratio of Expenses		Ratio of Net
Value, End	Total		Period (in	to Average Net		Investment Income to		Portfolio
of Period	Return(b)		thousands)	Assets		Average Net Assets		Turnover Rate

$2.54	2.14%		$170,538	0.50	%(c)	1.91%		48.6%
2.54	0.71		160,833	0.49	(c)	1.63		57.0
2.59	1.73		267,674	0.49	(c)	1.74		54.3
2.59	1.14		256,561	0.48	(c)	1.65		54.7
2.61	5.00		262,427	0.49	(c)	1.95		59.1

2.53	2.01		2,072	0.75	(c)	1.65		48.6
2.53	0.59		1,485	0.74	(c)	1.39		57.0
2.58	1.02		913	0.74	(c)	1.49		54.3
2.59	1.25		838	0.73	(c)	1.40		54.7
2.60	4.67		1,269	0.74	(c)	1.72		59.1

15.21	17.39		209,911	0.83		1.08		57.1
13.55	(0.10)		205,344	0.83		0.33		63.3
13.99	4.89		64,682	0.87		0.16		67.0
13.79	47.81		64,785	0.87		0.38		78.1
9.36	14.71		47,469	0.89		0.76		94.5

15.17	17.15		4,938	1.08		0.80		57.1
13.52	(3.76	) (f)	4,523	1.08	(g)	0.13	(g)	63.3	(g)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Effective May 1, 2016, SmallCap Blend Account changed its name to SmallCap Account.
(e)	Period from February 17, 2015 date operations commenced, through December 31, 2015.
(f)	Total return amounts have not been annualized.
(g)	Computed on an annualized basis.

See accompanying notes.

107

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, LargeCap Growth Account, MidCap Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and SmallCap Account (15 of the portfolios constituting Principal Variable Contracts Funds, Inc. (collectively, the “Funds”)), as of December 31, 2016, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, agent banks, transfer agent of the affiliated funds, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Principal Variable Contracts Funds, Inc. at December 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 17, 2017

108

SHAREHOLDER EXPENSE EXAMPLE
PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.
December 31, 2016 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each account’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2016	Annualized
	July 1, 2016	December 31, 2016	to December 31, 2016(a)	Expense Ratio
Diversified International Account Class 1
Actual	$1,000.00	$1,028.39	$4.69	0.92%
Hypothetical	1,000.00	1,020.51	4.67	0.92

Diversified International Account Class 2
Actual	1,000.00	1,026.43	5.96	1.17
Hypothetical	1,000.00	1,019.25	5.94	1.17

Equity Income Account Class 1
Actual	1,000.00	1,075.31	2.61	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50

Equity Income Account Class 2
Actual	1,000.00	1,073.97	3.91	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75

Government & High Quality Bond Account Class 1
Actual	1,000.00	984.11	2.54	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51

Government & High Quality Bond Account Class 2
Actual	1,000.00	983.49	3.79	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

Income Account Class 1
Actual	1,000.00	995.90	2.56	0.51
Hypothetical	1,000.00	1,022.57	2.59	0.51

Income Account Class 2
Actual	1,000.00	995.63	3.81	0.76
Hypothetical	1,000.00	1,021.32	3.86	0.76

109

	SHAREHOLDER EXPENSE EXAMPLE (Continued)
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2016 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2016	Annualized
	July 1, 2016	December 31, 2016	to December 31, 2016(a)	Expense Ratio

LargeCap Growth Account Class 1
Actual	$1,000.00	$1,006.00	$3.48	0.69%
Hypothetical	1,000.00	1,021.67	3.51	0.69

LargeCap Growth Account Class 2
Actual	1,000.00	1,004.48	4.74	0.94
Hypothetical	1,000.00	1,020.41	4.77	0.94

MidCap Account Class 1
Actual	1,000.00	1,058.46	2.79	0.54
Hypothetical	1,000.00	1,022.42	2.75	0.54

MidCap Account Class 2
Actual	1,000.00	1,057.26	4.09	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79

Principal Capital Appreciation Account Class 1
Actual	1,000.00	1,063.49	3.27	0.63
Hypothetical	1,000.00	1,021.97	3.20	0.63

Principal Capital Appreciation Account Class 2
Actual	1,000.00	1,062.15	4.56	0.88
Hypothetical	1,000.00	1,020.71	4.47	0.88

Real Estate Securities Account Class 1
Actual	1,000.00	950.56	4.36	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89

Real Estate Securities Account Class 2
Actual	1,000.00	949.25	5.59	1.14
Hypothetical	1,000.00	1,019.41	5.79	1.14

SAM Balanced Portfolio Class 1
Actual	1,000.00	1,037.17	1.18	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Balanced Portfolio Class 2
Actual	1,000.00	1,036.28	2.46	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	1,027.16	1.17	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	1,025.70	2.44	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	1,046.27	1.18	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	1,044.88	2.47	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

SAM Flexible Income Portfolio Class 1
Actual	1,000.00	1,020.54	1.17	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Flexible Income Portfolio Class 2
Actual	1,000.00	1,018.77	2.44	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	1,045.86	1.18	0.23
Hypothetical	1,000.00	1,023.98	1.17	0.23

SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	1,044.37	2.47	0.48
Hypothetical	1,000.00	1,022.72	2.44	0.48

110

	SHAREHOLDER EXPENSE EXAMPLE (Continued)
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2016 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2016	Annualized
	July 1, 2016	December 31, 2016	to December 31, 2016(a)	Expense Ratio

Short-Term Income Account Class 1
Actual	$1,000.00	$1,001.65	$2.52	0.50%
Hypothetical	1,000.00	1,022.62	2.54	0.50

Short-Term Income Account Class 2
Actual	1,000.00	1,000.31	3.77	0.75
Hypothetical	1,000.00	1,021.37	3.81	0.75

SmallCap Account Class 1
Actual	1,000.00	1,155.95	4.50	0.83
Hypothetical	1,000.00	1,020.96	4.22	0.83

SmallCap Account Class 2
Actual	1,000.00	1,154.45	5.85	1.08
Hypothetical	1,000.00	1,019.71	5.48	1.08

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

111

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. and Principal Exchange-Traded Funds which are also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term or until reaching age 72. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

Other
Name,		Number of Portfolios	Directorships
Position Held with the Fund,	Principal Occupation(s)	in Fund Complex	Held by Director
Year of Birth	During past 5 years	Overseen by Director	During Past 5 Years
Elizabeth Ballantine	Principal, EBA Associates	126	Durango Herald, Inc;
Director since 2004			McClatchy
Member, Nominating and Governance			Newspapers, Inc.
Committee
1948

Leroy T. Barnes, Jr.	Retired.	126	McClatchy
Director since March 2012			Newspapers, Inc.;
Member, Audit Committee			Herbalife Ltd.; Frontier
1951			Communications, Inc.

Craig Damos	President, The Damos Company	126	Hardin Construction
Director since 2008			Company
Member, Audit Committee
Member, 15(c) Committee
1954

Mark A. Grimmett	Formerly, Executive Vice	126	None
Director since 2004	President and CFO, Merle
Member, Nominating and Governance	Norman Cosmetics, Inc.
Committee
Member, 15(c) Committee
Member, Executive Committee
1960

Fritz S. Hirsch	CEO, MAM USA	126	Focus Products Group
Director since 2005
Member, Operations Committee
Member, 15(c) Committee
1951

Tao Huang	Formerly, Chief Operating	126	Armstrong World
Director since March 2012	Officer, Morningstar, Inc.		Industries, Inc.
Member, Operations Committee
Member, 15(c) Committee
1962

Karen (“Karrie”) McMillan	Managing Director, Patomak	126	None
Director since 2014	Global Partners, LLC.
Member, Operations Committee	Formerly, General Counsel,
1961	Investment Company Institute

Elizabeth A. Nickels	Formerly, Executive Director,	126	Charlotte Russe; Follet
Director since September 2015	Herman Miller Foundation;		Corporation; Herman
Member, Audit Committee	Formerly President, Herman		Miller, Inc.; PetSmart;
1962	Miller Healthcare		SpartanNash; Spectrum
Health Systems

112

The following directors are considered to be “interested persons” as defined in the 1940 Act, because of an affiliation with the Manager and Principal Life.

Other
		Number of	Directorships
		Portfolios in	Held by
Name,		Fund Complex	Director
Position Held with the Fund,	Principal Occupation(s)	Overseen	During Past 5
Year of Birth	During past 5 years	by Director	Years
Michael J. Beer	Chief Executive Officer, Principal Funds	126	None
Director since 2012	Distributor, Inc. (“PFD”) since 2015
President, Chief Executive Officer	Director, PFD since 2015
Member, Executive Committee	Vice President/Mutual Funds and Broker
1961	Dealer, Principal Life Insurance
Company (“PLIC”) (2001-2014)
Vice President/Chief Operating Officer,
Principal Funds, PLIC (2014-2015)
Executive Director, Principal Funds &
Trust, PLIC since 2015
Director, Principal Management
Corporation, (the “Manager”) (2006-2015)
President & Chief Executive Officer,
the Manager since 2015
Executive Vice President/Chief Operating
Officer, the Manager (2008-2015)
Chair, the Manager since 2015
Director, Principal Securities, Inc. (“PSI”) (2005-
2015)
President, PSI (2005-2015)
Director, Principal Shareholder
Services (“PSS”) (2007-2015)
Chairman, PSS since 2015
President, PSS (2007-2015)
Executive Vice President, PSS since 2015

Nora M. Everett	Director, Finisterre Capital LLP since 2011	126	None
Director since 2008	Director, Origin Asset Management
Chair	LLP since 2011
Member, Executive Committee	Chairman, Principal Financial
1959	Advisors, Inc. (“PFA”) (2010-2015)
Chairman, PFD (2011-2015)
Director, PFD (2008-2011)
Senior Vice President/Retirement and
Investor Services, PLIC (2008-2015)
President/Retirement and Investor
Services, PLIC since 2015
Chairman, the Manager (2011-2015)
President, the Manager (2008-2015)
Director, the Manager (2008-2011)
Director, PSI (2008-2011, and since 2015)
Chairman, PSI (2011-2015)
Chief Executive Officer, PSI (2009-2015)
Chairman, PSS (2011-2015)
Director, PSS (2008-2011)

Correspondence intended for each Director who is other than an Interested Director may be sent to 655 9th Street, Des Moines, IA

50392.

113

The following table presents officers of the Funds.

Name, Position Held with the Fund, Address, and Year of Birth

Randy L. Bergstrom

Assistant Tax Counsel

Des Moines, IA 50392

1955

Jennifer A. Block

Assistant Counsel and Assistant Secretary

Des Moines, IA 50392

1973

Tracy Bollin

Chief Financial Officer

Des Moines, IA 50392

1970

Principal Occupation(s) During past 5 years

Counsel, Principal Global Investors, LLC (“PGI”)

Counsel, PLIC

Counsel, PFD (2009-2013)

Counsel, PLIC

Counsel, the Manager (2009-2013, 2014 - present)

Counsel, PSI (2009-2013) Counsel, PSS (2009-2013)

Chief Financial Officer, PFA (2010-2015) Senior Vice President, PFD since 2015 Chief Financial Officer, PFD since 2010

Senior Vice President, the Manager since 2015 Chief Financial Officer, the Manager (2010-2015) Director, the Manager since 2015

Chief Financial Officer, PSI (2010-2015) Director, PSS since 2015 President, PSS since 2015 Chief Financial Officer, PSS (2010-2015)

David J. Brown Chief Compliance Officer Des Moines, IA 50392 1960

Senior Vice President, PFD

Chief Compliance Officer-Funds, PLIC since 2016 Vice President/Compliance, PLIC (2004-2016)

Senior Vice President, the Manager Senior Vice President, PSI

Senior Vice President, PSS

Gina L. Graham Treasurer Des Moines, IA 50392 1965

Vice President/Treasurer, PFA since 2016 Vice President/Treasurer, PFD since 2016

Vice President/Treasurer, PGI since 2016 Vice President/Treasurer, PLIC since 2016 Vice President/Treasurer, the Manager since 2016

Vice President/Treasurer, Principal Real Estate Investors, LLC since 2016 Vice President/Treasurer, PSI since 2016

Vice President/Treasurer, PSS since 2016

Carolyn F. Kolks Assistant Tax Counsel Des Moines, IA 50392 1962 Sara L. Reece Vice President and Controller Des Moines, IA 50392 1975 Greg Reymann Assistant Counsel Des Moines, IA 50392 1958

Counsel, PGI

Counsel, PLIC

Financial Controller, PLIC since 2015

Assistant Financial Controller, PLIC prior to 2015

Assistant General Counsel, PLIC since 2014 Assistant General Counsel, the Manager since 2015

VP, Chief Compliance Officer and Chief Risk Officer, Transamerica Asset Management, Inc. (“TAM”) (2010-2012)

Assistant General Counsel, Transamerica Asset Management Group (2013-2014) Vice President/CFTC Principal, TAM (2013-2014)

114

Name, Position Held with the Fund, Address, and Year of Birth

Teri R. Root

Deputy Chief Compliance Officer

Des Moines, IA 50392

1979

Britney L. Schnathorst

Assistant Counsel

Des Moines, IA 50392

1981

Adam U. Shaikh

Assistant Counsel

Des Moines, IA 50392

1972

Principal Occupation(s) During past 5 years

Vice President and Chief Compliance Officer, the Manager since 2015

Compliance Officer, the Manager (2010-2013)

Vice President, PSS since 2015

Counsel, PLIC since 2013

Prior thereto, Attorney in Private Practice

Counsel, PFD (2006-2013) Counsel, PLIC

Counsel, the Manager (2007-2013, 2014 - present)

Counsel, PSI (2007-2013)

Counsel, PSS (2007-2013)

Dan Westholm Assistant Treasurer Des Moines, IA 50392 1966

Assistant Vice President/Treasury, PFA since 2013 Director – Treasury, PFA (2011-2013)

Assistant Vice President/Treasury, PFD since 2013 Director – Treasury, PFD (2011-2013)

Assistant Vice President/Treasury, PLIC since 2014 Director – Treasury, PLIC (2007-2014)

Director – Treasury, the Manager (2003-2013) Assistant Vice President/Treasury, the Manager since 2013

Assistant Vice President/Treasury, PSI since 2013 Director – Treasury, PSI (2011-2013)

Assistant Vice President/Treasury, PSS since 2013 Director – Treasury, PSS (2007-2013)

Beth Wilson Vice President and Secretary Des Moines, IA 50392 1956 Clint Woods Vice President and Counsel Des Moines, IA 50392 1961

Director and Secretary – Funds, PLIC

Vice President, the Manager (2007-2013)

Vice President, Associate General Counsel, Governance Officer, and

Assistant Corporate Secretary, PLIC since 2015

Assistant General Counsel, Assistant Corporate Secretary, and Governance Officer, PLIC (2013-2015)

Associate General Counsel, AEGON (2003 - 2012)

The 15(c) Committee assists the Board in performing the annual review of the Fund’s advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act.

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the Fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectus dated May 1, 2016, and the Statement of Additional Information dated May 1, 2016. These documents may be obtained free of charge by writing Principal Variable Contracts Funds, Inc., P.O. Box 8024, Boston, MA 02266-8024 or telephoning 1-800-222-5852. The prospectus may be viewed at www.PrincipalFunds.com/prospectuses-pvc.

115

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning 1-800-222-5852, or on the SEC website at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

116

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved the renewal of the Management Agreement and various subadvisory agreements for all Funds.

Annual Review and Renewal of Management Agreement and Subadvisory Agreements

At its September 13, 2016 meeting, the Board performed its annual review and renewal process relating to the Management Agreement and the Subadvisory Agreements for all Funds.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and who are not “interested persons” of PVC, as defined in the 1940 Act (the “Independent Directors”), annually to review and to consider the continuation of: (1) the Management Agreement between the Manager and PVC, on behalf of each of the thirty-six (36) series of PVC (each series is referred to as a “Fund”); and (2) the Subadvisory Agreements between the Manager and each of Brown Advisory, LLC; Columbus Circle Investors (“CCI”); Edge Asset Management, Inc. (“Edge”); Mellon Capital Management Corporation; Principal Global Investors, LLC (“PGI”); Principal Real Estate Investors, LLC (“Principal-REI”); Spectrum Asset Management Inc. (“Spectrum”) and T. Rowe Price Associates, Inc. (collectively, the “Subadvisers”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including the Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including, among other information, information regarding performance, advisory fees, total expenses, profitability from the Advisory Agreements to the Manager and information about economies of scale. The Board reviewed the materials provided and concluded that it was provided all information reasonably necessary to evaluate the Advisory Agreements.

Nature, Extent and Quality of Services

The Board considered the nature, quality and extent of the services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading Fund operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel; the ability of the Manager to attract and retain high-quality personnel; and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered that, during the periods reviewed, other than for the “Core” portions of the Funds implementing the “Core Satellite” structure, the PVC Diversified Balanced Account, the PVC Diversified Balanced Managed Volatility Account, the PVC Diversified Growth Account, the PVC Diversified Growth Managed Volatility Account, and the PVC Diversified Income Account, the Manager had delegated day-to-day portfolio management responsibility to the Subadvisers. The Board noted that the Manager’s process emphasizes the selection of Principal-affiliated subadvisers that are determined to be qualified under the Manager’s due diligence process, but that the Manager will select an unaffiliated subadviser to manage all of a portion of a Fund’s portfolio when deemed necessary or appropriate based on a consideration of the Fund’s investment mandate and available expertise and resources within the Principal organization. With respect to Funds with unaffiliated Subadvisers, the Board considered the due diligence process developed by the Manager for purposes of selecting a highly qualified unaffiliated subadviser for a Fund. The Board considered the Manager’s due diligence process for monitoring and replacing Subadvisers. The Board also considered the compliance program established by the Manager and the level of compliance attained by the Funds. The Board noted that they had previously reviewed the annual best execution and soft dollar reports and included those findings in their consideration of the renewal of the Advisory Agreements. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Manager to the Funds under each Management Agreement were satisfactory.

The Board considered the nature, quality and extent of the services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of the Subadviser, the investment approach of the Subadviser, the experience and skills of investment personnel responsible for the day-to-day management of each Fund and the resources made available to such personnel. The Board also considered the Subadvisers’ compliance with investment policies and general legal compliance. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services provided by the Subadvisers to the Funds under the Subadvisory Agreements are satisfactory

117

Investment Performance

The Board reviewed each Fund’s investment performance over longer-term periods, reviewing both the investment return during the three-year period ended March 31, 2016 and the blended investment return (50%/50%) of the three- and five-year periods ended March 31, 2016, and compared those returns to various agreed-upon performance measures, including peer-group data based upon a broad-based, industry category determined by Morningstar. For Funds or Subadvisers that did not have a three-year or five-year performance history, the Board reviewed performance for a one-year or three-year period, respectively, if available. The Board also compared each Fund’s investment performance over the three-year period ended March 31, 2016 to one or more relevant benchmark indices. For Funds that did not have a three-year performance history, the Board compared the Fund’s performance over the one-year period ended March 31, 2016 to one or more relevant benchmark indices. The Board also considered whether investment results were consistent with a Fund’s investment objective(s) and policies. For most Funds, the Board concluded that the Fund’s investment returns met acceptable levels of investment performance. There were certain Funds, and certain Subadvisers for multi-manager Funds, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. For such Funds, the Board also considered other factors, such as the longer-term performance of each such Fund. The Board considered the Manager’s due diligence process for evaluating performance applied to all Funds and all Subadvisers, for which they received regular reporting, and concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisers at the appropriate time, if necessary.

As to each Fund, the Manager had advised the Board that the investment services delivered by each Subadviser to the Fund were reasonable. Based upon all relevant factors, the Board concluded that each Subadviser is well qualified and that either: (1) the investment performance of the Subadviser met acceptable levels of investment performance; or (2) although the Fund experienced underperformance from the subject Subadviser, based upon that Fund’s particular circumstances, it was in the best interests of the Fund to continue to closely monitor performance and to renew the Subadvisory Agreement. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Fund’s management fee. The Board received information, based on data supplied by Broadridge, comparing each Fund’s (1) contractual management fee at current asset levels and at theoretical asset levels, (2) actual (after any fee waivers) management fee at average fiscal-year asset levels, (3) actual non- management fees at average fiscal-year asset levels, and (4) actual total expense ratio (including, as applicable, acquired fund fees and expenses) at average fiscal-year asset levels for Class 1 shares for PVC Funds in each case where available, to advisory fees and expense ratios of funds in a peer group selected by Broadridge, (“Expense Group”) and a broad-based, industry category defined by Broadridge (“Expense Universe”). For PVC Funds that did not offer Class 1 shares, the information provided was based upon Class 2 shares.

In evaluating the management fees, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds as well as other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total net expense ratios, profitability and expense caps and fee waivers. The Board considered that certain comparable Principal Funds, Inc. (“PFI”) and PVC Funds have different management fees and noted the reasons cited by the Manager for the differing fees. For most Funds, actual management fees were within the third quartile or better when compared to their Expense Group. For some Funds, although actual management fees were higher than the third quartile, total net expense ratios were within the third quartile or better. Discussion is set forth below regarding specific factors relevant to the Board’ review of certain other Funds.

With respect to the PVC SAM Portfolios, the Board noted that all but one of the Funds were already in the third quartile or better as to its total expense ratio. Taking into consideration these factors, the Board determined that the management fees, as amended, were justified by the strategy and processes of the Funds. For each of the SAM Portfolios, the Board concluded that the Fund met performance expectations.

The Board also considered that the Manager contractually agreed to continue to waive a portion of its management fee for one (1) PVC Fund that have implemented the “Core Satellite” structure. The Board considered the services provided by the Manager in managing the enhanced index “Core” sleeve as a part of the overall services covered by the net management fee received by the Manager. The Board also considered the expense caps and fee waivers that would be in place with respect to certain classes of various Funds.

With specific regard to the PVC LargeCap S&P 500 Managed Volatility Index Account, although the contractual management fee, the actual management fee and the total net expense ratio on the basis of Class 1 shares were higher than third quartile (99%, 99% and 99%, respectively) for the Expense Group, the Board concluded that the Management Agreement should be renewed, based upon all relevant factors, including that the other funds in the Expense Group did not include the additional feature of a volatility mitigation strategy and that the Fund’s performance was in the first quartile for the one-year period ended March 31, 2016.
118

Considering all factors they deemed relevant, the Board concluded that the management fee payable by each Fund was reasonable in light of the nature, quality and extent of the services provided by the Manager and other relevant factors.

Profitability

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Fund the services described in the applicable Advisory Agreements, for the year ended December 31, 2015. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisers (PGI, Prin-REI, CCI, Edge, and Spectrum), and the aggregated return on revenue to the Manager and its affiliates. The Board concluded that the management fee for each Fund was reasonable, taking into account the profitability information presented by the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board then reviewed the levels at which breakpoints occur and the amount of the reductions. The Board considered whether the effective management fee rate for each Fund under the applicable Management Agreement is reasonable in relation to the asset size of such Fund. The Board also noted management’s explanation of efficiencies in the Manager’s cost structure and the impact on the Manager’s profitability. The Board concluded that the fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale.

The Board noted that the PVC LifeTime Funds do not directly pay management fees (although shareholders bear a portion of the cost of the management fees at the underlying fund level as reflected in the acquired fund fees and expenses). The Board also noted that the management fees for the PVC Diversified Balanced Account, the PVC Diversified Balanced Managed Volatility Account, the PVC Diversified Growth Account, the PVC Diversified Growth Managed Volatility Account, the PVC Diversified Income Account, the PVC Multi-Asset Income Account, the PVC Bond Market Index Account, the PVC LargeCap S&P 500 Index Account, and the PVC LargeCap S&P 500 Managed Volatility Index Account, the do not include breakpoints. Although their management fee schedules do not include breakpoints, the Board noted that each of these Funds, other than the PVC LargeCap S&P 500 Managed Volatility Index Account, has a relatively low basis point fee (25 basis points or less) on all Fund assets. The Board determined that no breakpoints are necessary, at this time, for the P V C LargeCap S&P 500 Managed Volatility Index Account, among other factors, to their current asset levels and levels of profitability to the Manager.

Subadvisory Fees, Economies of Scale and Profitability

For each Fund, the Board considered the subadvisory fees, noting that the Manager compensates each Subadviser from its own management fee, so that shareholders pay only the management fee. The Board also received industry data supplied by Broadridge. The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. In addition, in evaluating the subadvisory fees and the factor of profitability, with respect to unaffiliated Subadvisers, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadviser. The Board considered the profitability of the affiliated Subadvisers in conjunction with their review of the profitability of the Manager. On the basis of the information provided, the Board concluded that the subadvisory fees were reasonable.

Other Benefits to the Manager and Subadvisers

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates from their relationships with the Funds. The Board concluded that the management and subadvisory fees for each Fund were reasonable in light of these fall-out benefits.

The Board also considered the character and amount of other incidental benefits received by each Subadviser when evaluating the subadvisory fees. The Board considered as a part of this analysis each Subadviser’s soft dollar practices and brokerage practices. The Board concluded that taking into account these fall-out benefits, the subadvisory fees were reasonable.

Overall Conclusions

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the actions proposed by the Manager, is in the best interests of each Fund.

119

FEDERAL INCOME TAX INFORMATION
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2016 (unaudited)

Long-Term Capital Gain Dividends. Certain accounts distributed long-term capital gain dividends during the fiscal year ended December 31, 2016. Details of designated long-term capital gain dividends for federal income tax purposes are shown in the notes to financial statements. To the extent necessary to distribute such capital gains, certain accounts may also utilize, and hereby designate, earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Dividend Received Deduction. For corporate shareholders, the percentage ofordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2016, that qualifies for the dividend received deduction are as follows:

Deductible
Percentage
Equity Income Account	83.32%
LargeCap Growth Account	100.00%
MidCap Account	100.00%
Principal Capital Appreciation Account	100.00%
SAM Balanced Portfolio	32.75%
SAM Conservative Balanced Portfolio	18.05%
SAM Conservative Growth Portfolio	61.44%
SAM Flexible Income Portfolio	13.71%
SAM Strategic Growth Portfolio	71.19%
SmallCap Account	100.00%

Foreign Taxes Paid. The following accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to their shareholders.

The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2016, are as follows:

	Foreign Taxes	Foreign
	Per Share	Source Income
Diversified International Account	$0.0592	100.00%

The latest tax reporting supplement is available on Principal's Tax Center website. Website: https://www.principalfunds.com/individual-investor/customer-support/tax-center

Please consult your tax advisor if you have any questions.

120

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto in response to Item 12(a)(1).

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Elizabeth Nickels, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

December 31, 2015 - $523,260
December 31, 2016 - $602,235

(b) Audit-Related Fees. Ernst & Young provided audit-related services to the registrant during the last fiscal year that are not included in response to item 4(a). Those services related to the review of Form N-1A and Form N-14. Ernst & Young has billed the following amounts for those services.

December 31, 2015 - $18,750
December 31, 2016 - $ —

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

December 31, 2015 - $127,342
December 31, 2016 - $145,824

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.

1.	The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited to the Funds. For the purposes of this policy, Prohibited Services are:
Services that are subject to audit procedure during a financial statement audit;
Services where the auditor would act on behalf of management;
Services where the auditor is an advocate to the client's position in an adversarial proceeding;
Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
Financial information systems design and implementation;
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
Actuarial services;
Internal audit functions or human resources;
Broker or dealer, investment advisor, or investment banking services;
Legal services and expert services unrelated to the audit;
Tax planning services related to listed, confidential and aggressive transactions;
Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.	The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.
4.	Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.
5.	The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.
6.	Neither the Funds nor Principal Management Corporation may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire or promote the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.	For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.
8.	The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of the Fund on March 10, 2015).

(End of policy)

(e) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(g) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

December 31, 2015 - $146,092
December 31, 2016 - $145,824

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Funds, Inc.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 2/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Beer

Michael J. Beer, President and CEO

Date 2/14/2017

By /s/ Tracy W. Bollin

Tracy W. Bollin, Chief Financial Officer

Date 2/14/2017